UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-643-9691

Date of fiscal year end: June 30, 2011

Date of reporting period: June 30, 2011

ITEM 1.	REPORT TO SHAREHOLDERS

Annual Report

June 30, 2011

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

■	Wells Fargo Advantage California Limited-Term Tax-Free Fund

■	Wells Fargo Advantage California Tax-Free Fund

■	Wells Fargo Advantage Colorado Tax-Free Fund

■	Wells Fargo Advantage Minnesota Tax-Free Fund

■	Wells Fargo Advantage North Carolina Tax-Free Fund

■	Wells Fargo Advantage Pennsylvania Tax-Free Fund

■	Wells Fargo Advantage Wisconsin Tax-Free Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2011 and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $234 billion in assets under management, as of June 30, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM , Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM , Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM , Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Municipal Income Funds	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Despite several
alarming headlines suggesting that state and local economies may not be recovering sufficiently to support their outstanding municipal debt, the municipal markets posted positive returns for the period.

Dear Valued Shareholder,

We are pleased to provide you with this annual report for the Wells Fargo Advantage Municipal Income Funds for the period that ended June 30, 2011.
After a series of extraordinary financial and economic events that affected the financial markets in the United States and throughout the world—dating back to the beginning of the financial crisis in 2008—the global economy continued to move toward a more sustainable recovery throughout the period. Against this backdrop, and despite several alarming headlines suggesting that state and local economies may not be recovering sufficiently to support their outstanding municipal debt, the municipal markets posted positive returns for the period.

The global economic recovery moved toward expansion.

The U.S. economic recovery that began in mid-2009 gained further momentum throughout the first half of the period, particularly toward the end of 2010. For example, gross domestic product (GDP), the broadest measure of economic activity, grew at an annualized rate of 3.1% in the fourth quarter. While the final estimate of GDP indicated that the economy grew at an annualized rate of
1.9% during the first quarter of 2011—a slower pace of growth than experienced in the second half of 2010—the first-quarter reading continues the streak of seven consecutive quarters of positive GDP growth. Although the path of recovery within the U.S. has been uneven at times and growth remains subpar compared with previous recoveries, the consensus among economists is that the economy will likely continue to move toward a sustainable expansion during the second half of 2011.

Jobs and housing remained troublesome.

By the end of the period, the unemployment rate in the U.S. stood at 9.1%, down from 9.9% a year earlier but still notably higher than historical averages. Unfortunately, the drop may be more attributable to a decline in the labor force than to a meaningful uptick in hiring. In fact, employers added just 1.1 million jobs during the entire 2010 calendar year, below the historical average of 1.4 million jobs created each year over the past 80 years, suggesting that the improving economy has yet to translate into widespread hiring. Meanwhile, the beleaguered housing market was an ongoing source of concern, despite some tentative late-year signs of stabilization. That said, persistent weakness in the labor and housing markets bears close watching in the months ahead.

Other economic data in the U.S. was more encouraging, reflecting greater confidence in the sustainability of the expansion on the part of both consumers and businesses. Retail sales came in strong at certain points during the period, including the critical holiday shopping season, and industrial production and new orders have picked up. Although still reluctant to hire, businesses have gradually increased spending in other areas, such as equipment and information technology. Core inflation, which excludes volatile food and energy prices, remained benign.

Letter to Shareholders

Wells Fargo Advantage Municipal Income Funds

3

The Federal Reserve believes the economic recovery will accelerate in future quarters.

With inflation subdued, the Federal Reserve (Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0.00% to 0.25%. On June 22, 2011, in its final statement of the 12-month period, the Fed reiterated that the economic recovery “is proceeding at a moderate pace” but that “recent labor market indicators have been weaker than anticipated.” It described the recent increase in inflation as temporary, suggesting that inflation pressures will ease going forward. While the Fed explained that it “expects the pace of recovery to pick up over coming quarters,” it indicated that the fed funds rate will remain at an exceptionally low level for as long as necessary to ensure a sustainable recovery and expansion.

U.S. Treasury yields declined for most of the period.

Most sectors of the bond
market performed well during 2010 and continued to post positive total returns in 2011 through June 30, with interest income—rather than price gains—accounting for the bulk of those returns. This part of the investment cycle is known as the income phase and is typically characterized by relatively stable short-term rates and relatively small movements in bond yields. The current market environment is certainly holding true to a typical income phase, especially considering the Fed is maintaining an extraordinarily accommodative monetary policy. U.S. Treasuries continued to rally for much of the period, pulling yields lower in nearly all corners of the fixed-income markets, including municipal bonds.

In general, investors appeared increasingly convinced that economic growth would remain tepid throughout 2010 and 2011, but an even more powerful effect on the markets was the disinflationary sentiment that became more firmly entrenched during late summer of 2010. The Core Consumer Price Index declined to its lowest level on record, prompting the Fed to formally comment that inflation was well below levels that are consistent with its mandate. Consequently, the Fed mentioned in the fall that it was again willing to use all available tools to stimulate growth and promote maximum employment and price stability. This spurred further rallies in the
U.S. Treasury market and across several of the riskier areas of the domestic fixed-income markets. Municipal bond markets followed the Treasury market for much of the period and continued to rally through the end of October 2010.

After trailing taxable bonds in 2010, the municipal market has thus far outperformed in 2011.

During the third quarter of 2010, municipal bonds, as measured by the Barclays Capital Municipal Bond Index1, rallied, generating a return of more than 3%. However, risk aversion at the state and local government levels returned in September, resulting in some lower returns in the lower-quality credit tiers, such

1.
The Barclays Capital Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

4

Wells Fargo Advantage Municipal Income Funds

Letter to Shareholders

as
A-rated2 credits and below, and some negative returns in the higher-quality segments. By the end of 2010, lower-quality municipal bonds began to give back more of the gains they received in the third quarter.

After experiencing some market turmoil near the end of 2010—primarily the result of a heavy new-issuance calendar prior to December 31, especially from the State of California and a spike in Build
America Bonds—the municipal markets began 2011 with exceptionally higher yields than were typically being offered through most of 2010. These higher yields created good relative and absolute values in the tax-exempt markets compared with their taxable counterparts. This relative value relationship presented a compelling investment opportunity for municipal investors, which has been rewarded so far in 2011. Within the lower-quality investment-grade credits and high yield, performance has been particularly strong on a year-to-date basis as investor risk appetites have increased due to an improving outlook about the health of state and local governments. Also, as would be expected in the current low rate environment, intermediate- and long-maturity bonds within both the taxable and municipal markets continue to benefit from strong demand.

On a year-to-date
basis, the investment-grade Barclays Capital Municipal Bond
Index returned 4.42%, with the Barclays Capital High Yield
Municipal Bond Index3 posting a return of 4.98%. By comparison, on a year-to-date basis, the Barclays Capital U.S. Treasury
Index4 and Barclays Capital U.S. Aggregate Bond Index5 returned 2.22% and 2.72%, respectively. For the 12-month reporting period, the Barclays Capital Municipal Bond Index returned 3.48%, compared with 2.24% for the Barclays Capital U.S. Treasury Index and 3.90% for the broadbased Barclays Capital U.S. Aggregate Bond Index.

2.
The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–)
sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality bonds as bond having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

3.
The Barclays Capital High Yield Municipal Bond Index is an unmanaged index composed of non-investment grade, unrated or below Ba1 bonds. You cannot invest directly in an index.

4.
The Barclays Capital U.S. Treasury Index is an unmanaged index composed of U.S. Treasury securities. You cannot invest directly in an index.

5.
The Barclays Capital U.S. Aggregate Bond Index is composed of the Barclays Capital Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S.
Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

Letter to Shareholders

Wells Fargo Advantage Municipal Income Funds

5

The municipal markets may offer compelling valuations for diligent investors.

Considering the extremely low yields being offered by U.S. Treasuries, especially those notes with less than five-year maturities, most of the municipal market continues to offer an attractive alternative. There is still a level of uncertainty as the U.S. economy continues to search for sustainable growth, and several states must continue to aggressively manage their budgets. While diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses, if investors are willing to assume a bit more credit risk by moving beyond Treasuries into a well-researched and diversified municipal portfolio, it is possible to realize better income than what is being offered by short-term Treasuries.

Active
management and credit analysis will drive fund construction and performance.

In this environment, we believe that fundamental credit
analysis, issue selection, and yield-curve positioning will be the key drivers of portfolio construction and relative performance. At Wells Fargo Advantage Funds, we intend to continue assessing relative-value opportunities throughout the municipal bond markets and across our lineup of municipal funds.

We believe that interest rates will rise, and we believe the Wells Fargo
Advantage Municipal Income Funds are positioned to perform well—whether the yield curve remains unchanged or flattens, or whether interest rates stay stable or move higher through bonds that offer higher income and that benefit from the presently steep yield curve.

Thank you for choosing Wells Fargo Advantage Funds. We appreciate your confidence in
us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional or call us at 1-800-222-8222. You may also visit our website at
www.wellsfargo.com/advantagefunds.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Considering the extremely low yields being offered by U.S. Treasuries, especially those notes with less than five-year maturities, most of the municipal market continues to offer an attractive alternative.

6

Wells Fargo Advantage Municipal Income Funds

Performance Highlights

Wells Fargo Advantage California Limited-Term Tax-Free Fund

INVESTMENT OBJECTIVE

The Fund seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Stephen Galiani3

Terry J. Goode

Adrian Van Poppel

FUND INCEPTION

November 18, 1992

PERFORMANCE SUMMARY

12 MONTH TOTAL RETURN AS OF JUNE 30, 2011

Class A (Excluding Sales Charges)

2.52%

Barclays Capital 3-Year Municipal Bond Index[1]

2.48%

Barclays Capital 3-Year California Municipal Bond Index[2]

2.64%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs
associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 3.00%. The Adviser has committed through October 31, 2011 to waive fees and/or reimburse expenses to the extent necessary to cap the
Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 0.80%. The Fund’s gross and net expense ratios are 0.86% and 0.81%, respectively, for Class A shares. Without these reductions, the
Fund’s returns would have been lower.

  GROWTH OF $10,000
INVESTMENT[4]   (AS OF JUNE 30,
2011)

1.
The Barclays Capital 3-Year Municipal Bond Index is the 3-year component of the Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

2.
The Barclays Capital 3-Year California Municipal Bond Index is the 3-year California component of the Barclays Capital Municipal Bond Index. You cannot invest directly in an index.

3.
Effective August 19, 2011, Stephen Galiani retired as Portfolio Manager of the Fund. Adrian Van Poppel and Terry J. Goode continue to manage the Fund.

4.
The chart compares the performance of the Wells Fargo Advantage California Limited-Term Tax-Free Fund Class A shares for the most recent ten years with the Barclays
Capital 3-Year Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 3.00%.

Performance Highlights

Wells Fargo Advantage Municipal Income Funds

7

Wells Fargo Advantage California Limited-Term Tax-Free Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund’s Class A shares, excluding sales charge, performed in line with its broad-based national indexes, the Barclays Capital 3-Year Municipal
Bond Index, for the fiscal year that ended June 30, 2011. The two primary drivers of this performance were the Fund’s yield-curve positioning and its credit-quality allocation.

■

For the entire period, a minimum of one quarter of the Fund’s positions had maturities of five years or longer, while the index is bulleted in the three- to four-year range. In the generally declining interest-rate environment of the past year, these longer-maturity bonds provided greater returns than those with shorter maturities.

■

  Throughout the period, the Fund was overweight to lower investment-grade bonds—those in the “A” and “BBB” rating categories.
These bonds outperformed their higher-quality counterparts.

The Fund remains overweight to bonds rated in
the lower investment-grade categories.

During the first few months of the period, investors’ appetite for risk remained subdued as the economic recovery proceeded more slowly than many had anticipated, despite the Federal Reserve’s (Fed) stimulative monetary policy. Concerns about municipal credit quality continued to increase in response to frequent media reports of continued
budget deficits, increasing debt levels, and unfunded pension obligations of many state and local government entities and the extreme media attention late in 2010 as self-appointed experts prophesized an avalanche of municipal defaults. However, our analysis revealed gradual improvement in overall municipal credit quality. There was a turnaround in the trend of state-level revenues in California, as monthly tax receipts began to exceed estimates, and politicians at the local level began making difficult decisions with respect to expenditures. As a result, we maintained an overweight in lower investment-grade municipals, especially those in the “A” rating category, which represented approximately 44% of the portfolio at the beginning of the fiscal year and increased to about 50% of the portfolio by the end of 2010.

By the end of the period, more than 65% of the Fund
was allocated to lower investment-grade bonds—those rated A and BBB. This overweight allocation, which is primarily the result of our relative-value approach to portfolio management, contributed to the Fund’s outperformance. For the period, the lower-quality credit tiers outperformed their higher-quality counterparts as investors demonstrated a willingness to assume more credit risk and took advantage of those credits recovering from depressed valuation levels.

Despite the outperformance of lower investment-grade paper, credit spreads remained wide relative to longer-term historical averages. We expect the economic recovery to continue, albeit sporadically. Moreover, state and local government finances have generally been strengthening as a result of expenditure reductions, improved efficiencies, and reduced employment rolls. We expect to maintain the
Fund’s overweight in lower investment-grade paper in anticipation of continued spread tightening that we believe should lead to further outperformance.

8

Wells Fargo Advantage Municipal Income Funds

Performance Highlights

Wells Fargo Advantage California Limited-Term Tax-Free Fund (continued)

We took advantage of opportunities offered
in California state general obligation bonds

  CREDIT
QUALITY[5]   (AS OF JUNE 30,
2011)

At the beginning of the Fund’s fiscal year, California state general obligation bonds were trading within a historically wide range relative to high-grade paper, reflecting investors’ continued concerns about the state’s structural budget deficit and a gridlocked political process. With a somewhat more sanguine outlook for the state’s prospects, we took advantage of the wider spreads to increase the Fund’s position to more than 5% of the portfolio, where it was maintained for most of the year. We also maintained substantial exposure to related state level credits, such as the California State Public Works Board Lease Revenue bonds, which depend on state appropriations. On June 30, the last day of the Fund’s fiscal year, Governor Jerry Brown signed an on-time, balanced budget. In response,
Standard & Poor’s changed the rating outlook for the state from “negative” to “stable” while maintaining its “A-” rating. We anticipate that the relative spreads for California state general obligation and lease revenue bonds could narrow in the coming months.

5.
The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–)
sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus
(-) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG-1/VMIG-1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA
(highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized.
Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality bonds as bond having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Performance Highlights

Wells Fargo Advantage Municipal Income Funds

9

Wells Fargo Advantage California Limited-Term Tax-Free Fund (continued)

Interest-rate volatility is likely to remain
low in an uncertain economic environment.

EFFECTIVE MATURITY DISTRIBUTION[6] (AS OF JUNE 30, 2011)

With the completion of the Fed’s second round of quantitative easing (QE2) and concerns in the marketplace that any further easing would sow the seeds of future inflation, it appears that, absent a confirmed pause in the economic recovery, interest rates have probably seen their lowest point for this cycle. However, this does not necessarily indicate a significant, immediate rise in interest rates; rates appear more likely to continue to fluctuate in a relatively narrow range over the short to intermediate term. Even if yields on Treasury bonds adjust upward, the unusually high relative yields on municipal bonds should provide at least a partial degree of price protection in an environment of mildly higher interest rates. In this environment, we are maintaining the Fund’s relative duration somewhat short of that of the index in order to limit potential net asset value volatility, while at the same time staggering about a quarter of the Fund’s holdings in the five-year range and beyond in order to benefit from the higher yields available along the steep municipal yield curve. We continue to focus on income generation because we believe it remains the primary driver of total return at the front end of the municipal yield curve.

6.
Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

10

Wells Fargo Advantage Municipal Income Funds

Performance Highlights

Wells Fargo Advantage California Limited-Term Tax-Free Fund (continued)

AVERAGE ANNUAL TOTAL RETURN7 (%) (AS OF JUNE 30, 2011)

Inception Date

Including Sales Charge

Excluding Sales Charge

Expense Ratios[8]

6 Months*

1 Year

5 Year

10 Year

6 Months*

1 Year

5 Year

10 Year

Gross

Net[9]

Class A (SFCIX)

11/18/1992

(1.04
)

(0.60
)

3.02

2.96

1.99

2.52

3.65

3.28

0.86%

0.81%

Class C (SFCCX)

08/30/2002

0.61

0.85

2.87

2.48

1.61

1.85

2.87

2.48

1.61%

1.56%

Administrator Class (SCTIX)

09/06/1996

2.00

2.72

3.88

3.52

0.80%

0.61%

Barclays Capital 3-Year Municipal Bond Index

2.17

2.48

4.58

3.79

Barclays Capital 3-Year California Municipal Bond Index

2.48

2.64

4.67

NA

*
Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 3.00%. For Class
C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, then interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk, California and Puerto Rico Municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the
Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

7.
Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class C shares.

8.
Reflects the expense ratios as stated in the most recent prospectuses.

9.
The Adviser has committed through October 13, 2011 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating
Expenses After Fee Waiver, excluding certain expenses, at 0.80% for Class A, 1.55% for Class C and 0.60% for Administrator Class. Without this cap, the Fund’s returns would have been lower.

Performance Highlights

Wells Fargo Advantage Municipal Income Funds

11

Wells Fargo Advantage California Tax-Free Fund

INVESTMENT OBJECTIVE

The Fund seeks current income exempt from federal income tax and California individual income tax.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Stephen Galiani3

Terry J. Goode

Robert Miller

Adrian Van Poppel

FUND INCEPTION

October 6, 1988

PERFORMANCE SUMMARY

12 MONTH TOTAL RETURN AS OF JUNE 30, 2011

Class A (Excluding Sales Charges)

2.89%

Barclays Capital Municipal Bond Index[1]

3.48%

Barclays Capital California Municipal Bond Index[2]

4.14%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs
associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the
Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses. The Fund’s gross and net expense ratios are 0.85% and 0.75%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

  GROWTH OF $10,000
INVESTMENT[4]   (AS OF JUNE 30,
2011)

1.
The Barclays Capital Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

2.
The Barclays Capital California Municipal Bond Index is the California component of the Barclays Capital Municipal Bond Index. You cannot invest directly in an index.

3.
Effective August 19, 2011, Stephen Galiani retired as Portfolio Manager of the Fund. Adrian Van Poppel, Terry J. Goode and Robert Miller continue to manage the Fund.

4.
The chart compares the performance of the Wells Fargo Advantage California Tax-Free Fund Class A shares for the most recent ten years with the Barclays Capital
Municipal Bond Index and the Barclays Capital California Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

12

Wells Fargo Advantage Municipal Income Funds

Performance Highlights

Wells Fargo Advantage California Tax-Free Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund underperformed its benchmark, Barclays Capital Municipal Bond Index, for the fiscal year that ended June 30, 2011. The primary driver of this underperformance was the Fund’s sector weightings.

■

The Fund was overweighted in special tax bonds, which were among the worst-performing bonds during the period. Additionally, the Fund was underweighted in water & sewer, education, and transportation bonds, which were among the best-performing sectors.

■

The Fund’s credit-quality allocation partially offset the negative impact of its sector selection. For the entire period, the Fund was overweighted in lower investment-grade bonds—those in the “A” and “BBB” rating categories. These bonds outperformed their higher-quality counterparts.

The Fund remains overweighted in bonds rated in the lower investment-grade categories.

During the first few months of the period, investors’ appetite for risk remained subdued as the economic recovery proceeded more slowly than many had anticipated, despite the Federal Reserve’s
(Fed) stimulative monetary policy. Concerns about municipal credit quality continued to increase in response to frequent media reports of continued budget deficits, increasing debt levels, and unfunded pension obligations of many state and local governmental entities, and estimates of some analysts that there could be a sharp increase of municipal defaults. Contrary to many of these media reports, our analysis revealed gradual improvement in overall municipal credit quality. There was a turnaround in the trend of state-level revenues in California, as monthly tax receipts began to exceed estimates and politicians at the local level began making difficult decisions with respect to expenditures and, among other things, employee count.

Based upon our analysis and our expectation of continued gradual improvement in overall municipal credit quality, we maintained an overweight in lower investment-grade municipals for the entire fiscal year, dedicating about 55% of the portfolio to these securities. This overweight allocation to lower rated investment grade bonds, those rated A and BBB, which is primarily the result of our relative-value approach to portfolio management, contributed to the Fund’s outperformance. For the period, the lower-quality credit tiers outperformed their higher-quality counterparts as investors demonstrated a willingness to assume more credit risk and took advantage of those securities recovering from depressed valuation levels.

Despite this outperformance by lower
investment-grade paper, credit spreads remained wide relative to longer-term historical averages. We expect the economic recovery to continue, albeit sporadically. Moreover, state and local government finances have generally been strengthening as a result of expenditure reductions, improved efficiencies, and reduced employee payrolls. We expect to maintain the Fund’s overweight in lower investment-grade paper in anticipation of continued spread tightening that we believe should lead to further outperformance.

Performance Highlights

Wells Fargo Advantage Municipal Income Funds

13

Wells Fargo Advantage California Tax-Free Fund (continued)

We took advantage of opportunities offered
by California State general obligation bonds

  CREDIT
QUALITY[5]   (AS OF JUNE 30,
2011)

  EFFECTIVE MATURITY
DISTRIBUTION[6]   (AS OF JUNE 30,
2011)

At the beginning of the Fund’s fiscal year, California State general obligation bonds were trading within a historically wide range relative to high-grade paper, reflecting investors’ continued concerns about the state’s structural budget deficit and a gridlocked political process. With a somewhat more sanguine outlook for the state’s prospects, we took advantage of the wider spreads to increase the Fund’s position to more than 7 % of the portfolio just before the start of the fiscal year, and we maintained exposure in this range for most of the year. We also maintained substantial exposure to related state-level credits, such as the California State Public Works Board Lease Revenue bonds, which depend on state appropriations.

On June 30, the last day of the Fund’s fiscal year, Governor Jerry Brown signed an on-time, balanced budget. In response, Standard & Poor’s changed the rating outlook for the state from “negative” to “stable” while maintaining its “A-” rating. We are observing continued strong retail and institutional demand for California state general obligation (GO) bonds in the marketplace, and we anticipate that the relative spreads for California state GO and lease revenue bonds could narrow in the coming months.

5.
The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–)
sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus
(-) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG-1/VMIG-1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA
(highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized.
Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality bonds as bond having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below
BBB/Baa.

6.
Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

14

Wells Fargo Advantage Municipal Income Funds

Performance Highlights

Wells Fargo Advantage California Tax-Free Fund (continued)

Interest-rate volatility is likely to remain low in an
uncertain economic environment

With the completion of the Fed’s second round of quantitative easing (QE2) and concerns in the marketplace that any further easing would sow the seeds of future inflation, it appears that, absent a confirmed pause in the economic recovery, interest rates have probably seen their lowest point for this cycle. However, this does not necessarily indicate a significant, immediate rise in interest rates; rates appear more likely to continue to fluctuate in a relatively narrow range over the short to intermediate term. Even if yields on Treasury bonds adjust upward, the unusually high relative yields on municipal bonds should provide at least a partial degree of price protection in an environment of mildly higher interest rates.

In
this environment, we expect to maintain the Fund’s relative duration close to that of the index. We continue to seek trading opportunities that might add income or relative value and improve total return, especially focusing on opportunities to generate income without extending too far out on the yield curve. As always, we continue to use a balanced, relative-value approach driven by fundamental credit analysis to actively manage a Fund diversified by sectors, issuers, credit quality, and bond structure.

Performance Highlights

Wells Fargo Advantage Municipal Income Funds

15

Wells Fargo Advantage California Tax-Free Fund (continued)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF JUNE 30, 2011)

Including Sales Charge

Excluding Sales Charge

Expense Ratios[7]

Inception Date

6 Months*

1 Year

5 Year

10 Year

6 Months*

1 Year

5 Year

10 Year

Gross

Net[8]

Class A (SCTAX)

10/06/1988

(0.73
)

(1.71
)

2.82

3.81

3.96

2.89

3.78

4.29

0.85%

0.75%

Class B (SGCBX)**

12/15/1997

(1.45
)

(2.94
)

2.65

3.73

3.55

2.06

3.00

3.73

1.60%

1.50%

Class C (SCTCX)

07/01/1993

2.64

1.16

3.00

3.49

3.64

2.16

3.00

3.49

1.60%

1.50%

Administrator Class (SGCAX)

12/15/1997

4.06

3.10

4.01

4.52

0.79%

0.55%

Barclays Capital Municipal Bond Index

4.42

3.48

4.93

4.99

Barclays Capital California Municipal Bond Index

5.34

4.14

4.67

4.97

*
Returns for periods of less than one year are not annualized.

**
Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site –
www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the
maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to California municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

7.
Reflects the expense ratios as stated in the most recent prospectuses.

8.
The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating
Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. Without this cap, the Fund’s returns would have been lower.

16

Wells Fargo Advantage Municipal Income Funds

Performance Highlights

Wells Fargo Advantage Colorado Tax-Free Fund

INVESTMENT OBJECTIVE

The Fund seeks current income exempt from federal income tax and Colorado individual income tax.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Stephen Galiani3

Terry J. Goode

Adrian Van Poppel

FUND INCEPTION

June 1, 1993

PERFORMANCE SUMMARY

12 MONTH TOTAL RETURN AS OF JUNE 30, 2011

Class A (Excluding Sales Charges)

2.34%

Barclays Capital Municipal Bond Index[1]

3.48%

Barclays Capital Colorado Municipal Bond Index[2]

3.36%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs
associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. The Adviser has committed through October 31, 2011 to waive fees and/or reimburse expenses to the extent necessary to cap the
Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 0.85%. The Fund’s gross and net expense ratios are 0.91% and 0.87%, respectively, for Class A shares. Without these reductions, the
Fund’s returns would have been lower.

  GROWTH OF $10,000
INVESTMENT[4]   (AS OF JUNE 30,
2011)

1.
The Barclays Capital Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

2.
The Barclays Capital Colorado Municipal Bond Index is the Colorado component of the Barclays Capital Municipal Bond Index. You cannot invest directly in an index.

3.
Effective August 19, 2011, Stephen Galiani retired as Portfolio Manager of the Fund. Adrian Van Poppel and Terry J. Goode continue to manage the Fund.

4.
The chart compares the performance of the Wells Fargo Advantage Colorado Tax-Free Fund Class A shares for the most recent ten years with the Barclays Capital
Municipal Bond Index and the Barclays Capital Colorado Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

Performance Highlights

Wells Fargo Advantage Municipal Income Funds

17

Wells Fargo Advantage Colorado Tax-Free Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund underperformed its benchmark, the Barclays Capital Municipal Bond Index, for the 12-month period that ended June 30, 2011, as the market rallied on strong technical duration, which limited the Fund’s appreciation relative to the benchmark.

■

  Yield-curve positioning was a slight positive. We were overweight the belly (10- to 20-year maturities) of the curve and underweight the long end. The belly outperformed.

■

  Credit was somewhat mixed on performance as returns were highest in both the AAA and BBB rating categories. We were overweight in BBB but underweight in
AAA.

The Fund remained overweight to bonds rated in the lower investment-grade categories.

During the first few months of the period, investors’ appetite for risk remained subdued as the economic recovery proceeded more slowly than many had anticipated, despite the Federal Reserve’s (Fed) stimulative monetary policy. Concerns about municipal credit quality continued to increase in response to frequent media reports of continued budget deficits, increasing debt levels, unfunded pension obligations of many state and local governmental entities, and estimates of some analysts that there could be a sharp increase of municipal defaults. Contrary to many of these media reports, our analysis revealed gradual improvement in overall municipal credit quality. There was a turnaround in the revenue trend for many municipalities, as monthly tax receipts began to exceed estimates and politicians at the local level began making difficult decisions with respect to expenditures. As a result, we maintained an overweight to lower investment-grade municipals—those in the A and BBB rating categories.

By
fiscal year-end, the Fund’s portfolio was over 50% invested in lower investment-grade bonds. This overweight allocation to lower rated investment grade bonds, those rated A and BBB, which is primarily the result of our relative-value approach to portfolio management, contributed to the Fund’s outperformance. For the period, the lower-quality credit tiers outperformed their higher-quality counterparts as investors demonstrated a willingness to assume more credit risk and took advantage of those securities recovering from depressed valuation levels. The Fund is overweight in Colorado Charter School bonds that are enhanced by the state’s A-rated moral obligation. These were among the best-performing bonds during the period.

  CREDIT
QUALITY[5]   (AS OF JUNE 30,
2011)

Despite the performance of lower investment-grade paper, credit spreads remained wide relative to longer-term historical averages. We expect the economic recovery to continue, albeit sporadically. Moreover, state and local government finances have generally been strengthening as a result of expenditure reductions, improved efficiencies, and reduced employment rolls. We expect to maintain the Fund’s overweight in lower investment-grade paper in anticipation of continued spread tightening that we believe should lead to further outperformance.

5.
The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–)
sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus
(-) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG-1/VMIG-1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA
(highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized.
Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality bonds as bond having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

18

Wells Fargo Advantage Municipal Income Funds

Performance Highlights

Wells Fargo Advantage Colorado Tax-Free Fund (continued)

  EFFECTIVE MATURITY
DISTRIBUTION[6]   (AS OF JUNE 30,
2011)

We maintained duration short relative to the benchmark during the period in anticipation of higher rates that have yet to materialize.

The market rallied during the period, and our duration positioning, which was short relative to the benchmark, hurt performance. The rally was driven by technical factors associated with significantly reduced supply in the face of modest, yet positive, demand. While our timing may have been off, we believe the next cyclical move is to higher rates, and we have positioned the portfolio accordingly.

Curve positioning was
a slight positive but should be a larger factor over the next year.

We began and ended the year with a bullet structure. That is, we were underweight in both the short end and the long end of the curve in favor of an overweight to the belly of the curve. We believe the next cyclical move will be a bear flattener, whereby the short end of the curve will underperform the intermediate and long end of the curve. Given the current slope of the yield curve, we believe the 10- to 20-year part of the curve (the belly) represents the best value. While the curve has flattened somewhat, it remains steep by any historical measure.

Supply/demand imbalance is likely to keep municipal bonds well-bid.

Total tax-exempt supply for the first half of the fiscal year was pretty much on par with recent history, but down significantly for the second half of the period. Fund flows during the past 12 months, which declined precipitously from November through May, have recently turned positive. As credit fundamentals continue to improve and negative headlines recede, we believe traditional buyers will return to the market, further increasing demand. While we expect supply to increase in the second half of the calendar year, it will likely remain constrained by historical standards as municipal governments implement greater fiscal conservatism.

Fundamental analysis is a sound approach in a risky environment.

We believe that individual security selection driven by fundamental credit analysis will be the primary driver of performance over the next year. Considering the uncertainties and risks within the municipal marketplace, we will continue to apply our relative-value approach to actively manage a Fund diversified by sectors, issuers, and credit quality.

We continue to focus on essential service revenue bonds that we believe possess more predictable revenue streams compared with general obligation (GO)
credits. The primary sources of revenue for most GO credits are property, sales, and personal income taxes—which are still under some pressure. As a result, we will use fundamental credit research to seek those GO credits that may be overlooked and consequently undervalued.

The portfolio is positioned for higher rates going forward.

The portfolio is defensively positioned with duration short relative to the benchmark, with overweight credit, and for a curve-flattening environment. Given our positioning, we believe that we should outperform in either an unchanged or rising rate environment because of our overweight to credit and curve positioning, as a higher level of income is generated if prices remain flat. However, in a declining rate environment, we believe that we would be more likely to underperform. Given the current level of interest rates, we believe that market yields will trend higher.

6.
Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

Performance Highlights

Wells Fargo Advantage Municipal Income Funds

19

Wells Fargo Advantage Colorado Tax-Free Fund (continued)

AVERAGE ANNUAL TOTAL RETURN7 (%) (AS OF JUNE 30, 2011)

Including Sales Charge

Excluding Sales Charge

Expense Ratios[8]

Inception Date

6 Months*

1 Year

5 Year

10 Year

6 Months*

1 Year

5 Year

10 Year

Gross

Net[9]

Class A (NWCOX)

06/01/1993

(0.73
)

(2.27
)

2.62

3.75

3.95

2.34

3.57

4.23

0.91%

0.87%

Class B (NWCBX)**

08/02/1993

(1.44
)

(3.43
)

2.42

3.67

3.56

1.57

2.78

3.67

1.66%

1.62%

Class C (WCOTX)

03/31/2008

2.67

0.57

2.77

3.23

3.67

1.57

2.77

3.23

1.66%

1.62%

Administrator Class (NCOTX)

08/23/1993

4.08

2.59

3.83

4.44

0.85%

0.62%

Barclays Capital Municipal Bond Index

4.42

3.48

4.93

4.99

Barclays Capital Colorado Municipal Bond Index

4.24

3.36

4.99

5.07

*
Returns for periods of less than one year are not annualized.

**
Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site –
www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the
maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to Colorado municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

7.
Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class C shares.

8.
Reflects the expense ratios as stated in the most recent prospectuses.

9.
The Adviser has committed through October 31, 2011 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating
Expenses After Fee Waiver, excluding certain expenses, at 0.85% for Class A, 1.60% for Class B, 1.60% for Class C and 0.60% for Administrator Class. Without this cap, the Fund’s returns would have been lower.

20

Wells Fargo Advantage Municipal Income Funds

Performance Highlights

Wells Fargo Advantage Minnesota Tax-Free Fund

INVESTMENT OBJECTIVE

The Fund seeks current income exempt from federal income tax and Minnesota individual income tax.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Wendy Casetta

Adrian Van Poppel

FUND INCEPTION

January 12, 1988

PERFORMANCE SUMMARY

12 MONTH TOTAL RETURN AS OF JUNE 30, 2011

Class A (Excluding Sales Charges)

3.39%

Barclays Capital Municipal Bond Index[1]

3.48%

Barclays Capital Minnesota Municipal Bond Index[2]

3.55%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs
associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. The Adviser has committed through October 31, 2011 to waive fees and/or reimburse expenses to the extent necessary to cap the
Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 0.85%. The Fund’s gross and net expense ratios are 0.90% and 0.87%, respectively, for Class A shares. Without these reductions, the
Fund’s returns would have been lower.

  GROWTH OF $10,000
INVESTMENT[3]   (AS OF JUNE 30,
2011)

1.
The Barclays Capital Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

2.
The Barclays Capital Minnesota Municipal Bond Index is the Minnesota component of the Barclays Capital Municipal Bond Index. You cannot invest directly in an index.

3.
The chart compares the performance of the Wells Fargo Advantage Minnesota Tax-Free Fund Class A shares for the most recent ten years with the Barclays Capital
Municipal Bond Index and the Barclays Capital Minnesota Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

Performance Highlights

Wells Fargo Advantage Municipal Income Funds

21

Wells Fargo Advantage Minnesota Tax-Free Fund (continued)

MANAGER’S DISCUSSION

The Fund’s Class A shares underperformed both its broad based national benchmark, the Barclays Capital Municipal Bond Index, and its state specific index, the Barclays Capital Minnesota Municipal Bond Index, for the period, with performance driven by the following factors:

Fund highlights

■

Duration positioning was a detractor, as we maintained duration short to the benchmark during the rally.

■

  Yield-curve positioning was a slight positive. We were overweight the outperforming belly (10- to 20-year maturities) of the curve and underweight the long end, which lagged during the period.

■

  Our overweight to lower-rated investment-grade bonds was the primary driver of performance, as lower-rated securities outperformed higher-rated bonds.

■

Individual security selection was another positive contributor to total return.

There were and still are opportunities in lower-rated
investment-grade bonds.

Despite the negative press, we are seeing improvement in municipal credit quality. In addition to state revenues increasing more than most estimates, many municipal governments across the country are reining in expenditures and are making difficult, but fiscally prudent, decisions. Nevertheless, we expect certain municipalities to fare better than others, further underscoring the importance of security selection. And, as the overall economy improves, municipal credit quality will likely follow, and as it does, credit spreads will tighten. We believe this represents significant opportunities for those with the resources to conduct in-depth research.

  CREDIT
QUALITY[4] (AS OF JUNE 30, 2011)

Individual security selection was a key performance driver and is likely to remain so during the coming year.

Negative headlines persisted, although credit quality improved—as evidenced by six consecutive quarters of revenue increases at the state level. While many municipalities continue to face challenges, others have weathered the recession without missing a beat. While it would be wrong to paint all municipalities with the same broad brush, it is precisely what many have done. We believe, however, that this presents opportunities for teams like ours with in-house research capabilities.

4.
The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–)
sign to show relative standing within the rating categories. Standard &Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus
(-) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG-1/VMIG-1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA
(highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized.
Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality bonds as bond having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

22

Wells Fargo Advantage Municipal Income Funds

Performance Highlights

Wells Fargo Advantage Minnesota Tax-Free Fund (continued)

Throughout the period, we focused on essential service revenue bonds over general obligation (GO) bonds. These bonds have more predictable revenue streams compared with GO credits, whose primary sources of revenue are property, sales, and personal income taxes. Bonds that worked well include bonds for Allina Health Care, school district bonds, airport bonds, and some select charter school issues.

We maintained duration short to the benchmark
during the period in anticipation of higher rates that have yet to materialize.

The market rallied during the period, and our duration
positioning, which was short to the benchmark, hurt performance. The rally was driven by technical factors associated with significantly reduced supply in the face of modest, yet positive, demand. While our timing may have been off, we believe the next cyclical move is to higher rates, and we have positioned the portfolio accordingly.

Yield-curve positioning was a slight
positive but should be a larger factor over the next year.

We began and ended the year with a bullet structure. That is, we were underweight both the short end and the long end of the curve in favor of an overweight to the 10- to 20-year maturity range, or “belly,” of the curve. We believe the next cyclical move will be a bear flattener, whereby the short end of the curve will underperform the intermediate and long ends of the curve. Given the current slope of the yield curve, we believe that the belly represents the best value. While the curve has flattened somewhat, it remains steep by any historical measure.

EFFECTIVE MATURITY DISTRIBUTION[5] (AS OF JUNE 30, 2011)

Minnesota is still highly rated, although it is grappling with a serious budget gap.

The State of Minnesota’s strong ratings of Aa1/AAA/AAA are based on a balanced economy with high wealth indicators. While
Minnesota’s economic diversity resembles that of the nation, unemployment has historically been well below national levels. In December 2010, for example, Minnesota’s unemployment rate was at 6.8% as compared with 9.8% nationally. Personal income per capita ranks 13th-highest in the country at 106% of the national average, and debt levels are a modest 2.8% of personal income. Pension funding is also strong relative to peers at an 84% funding rate in 2009. While the state continues to struggle with depleted reserves from the economic slowdown, we believe Minnesota is well positioned to recover with a balanced economy, modest debt and pension positions, and relatively strong wealth and employment levels.

Fundamental analysis
is a sound approach in a risky environment.

Considering the uncertainties and risks within the municipal marketplace, we believe that individual security selection driven by fundamental credit analysis will be the primary driver of performance over the next year. We continue to focus on essential service revenue bonds that we believe possess more predictable revenue streams compared with GO credits. We will rely on our fundamental credit research to seek those GO credits that may be overlooked and consequently undervalued.

5.
Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

Performance Highlights

Wells Fargo Advantage Municipal Income Funds

23

Wells Fargo Advantage Minnesota Tax-Free Fund (continued)

The portfolio is positioned for higher rates going forward.

The portfolio is defensively positioned with duration short to the benchmark, with overweight credit, and for a curve-flattening environment.
Given our positioning, we believe that we should outperform in either an unchanged or rising rate environment because of our overweight to credit and curve positioning, as a higher level of income is generated if prices remain flat. However, in a declining rate environment, we believe that we would be more likely to underperform. Considering the current level of interest rates, we believe that market yields will trend higher.

24

Wells Fargo Advantage Municipal Income Funds

Performance Highlights

Wells Fargo Advantage Minnesota Tax-Free Fund (continued)

AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF JUNE 30, 2011)

Inception Date

Including Sales Charge

Excluding Sales Charge

Expense Ratios[7]

6 Months*

1 Year

5 Year

10 Year

6 Months*

1 Year

5 Year

10 Year

Gross

Net[8]

Class A (NMTFX)

01/12/1988

(0.35
)

(1.26
)

3.31

3.97

4.35

3.39

4.27

4.45

0.90%

0.87%

Class B (NWMBX)**

08/06/1993

(1.04
)

(2.38
)

3.14

3.91

3.96

2.62

3.49

3.91

1.65%

1.62%

Class C (WMTCX)

04/08/2005

2.96

1.62

3.51

3.67

3.96

2.62

3.51

3.67

1.65%

1.62%

Administrator Class (NWMIX)

08/02/1993

4.48

3.65

4.55

4.68

0.84%

0.62%

Barclays Capital Municipal Bond Index

4.42

3.48

4.93

4.99

Barclays Capital Minnesota Municipal Bond Index

4.01

3.55

5.25

5.02

*
Returns for periods of less than one year are not annualized.

**
Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site –
www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the
maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to Minnesota municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

6.
Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to
Class C shares.

7.
Reflects the expense ratios as stated in the most recent prospectuses.

8.
The Adviser has committed through October 31, 2011 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating
Expenses After Fee Waiver, excluding certain expenses, at 0.85% for Class A, 1.60% for Class B, 1.60% for Class C, and 0.60% for the Administrator Class. Without this cap, the Fund’s returns would have been lower.

Performance Highlights

Wells Fargo Advantage Municipal Income Funds

25

Wells Fargo Advantage North Carolina Tax-Free Fund

INVESTMENT OBJECTIVE

The Fund seeks current income exempt from federal income tax and North Carolina individual income tax.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Robert Miller

Bruce R. Johns

FUND INCEPTION

January 11, 1993

PERFORMANCE SUMMARY

10 MONTH TOTAL RETURN AS OF JUNE 30, 2011

Class A (Excluding Sales Charges)

(1.05)%

Barclays Capital Municipal Bond Index[1]

(0.09)%

Barclays Capital North Carolina Municipal Bond Index[2]

0.01%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs
associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the
Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses. The Fund’s gross and net expense ratios are 0.89% and 0.85%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

  GROWTH OF $10,000
INVESTMENT[3]   (AS OF JUNE 30,
2011)

1.
The Barclays Capital Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

2.
The Barclays Capital North Carolina Municipal Bond Index includes investment-grade, tax-exempt, and fixed-rate bonds issued in the state of North Carolina; all securities have long-term maturities (greater than two years) and are selected from issues larger than $50 million. You cannot invest directly in an index.

3.
The chart compares the performance of the Wells Fargo Advantage North Carolina Tax-Free Fund Class A shares for the most recent ten years with the Barclays
Capital Municipal Bond Index and the Barclays Capital North Carolina Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of
4.50%.

26

Wells Fargo Advantage Municipal Income Funds

Performance Highlights

Wells Fargo Advantage North Carolina Tax-Free Fund (continued)

MANAGER’S DISCUSSION

Municipal market returns were mixed and the Fund underperformed its benchmarks for the 10-month period that ended June 30, 2011, as the Fund’s fiscal year end moved to June 30 from August 31. The prices of all bonds declined during the period, but when the income component of total return is added to price movements, bonds with maturities inside 10 years posted a positive total return. The
Fund’s performance was driven by the following factors:

Fund highlights

■

  Duration positioning was a detractor to performance as we shortened duration relative to the national benchmark, the Barclays Capital Municipal Bond
Index, in anticipation of higher rates.

■

  Yield-curve positioning contributed to the underperformance as we sought to reposition the portfolio, moving from an overweight to an underweight of the long end.

■

Individual security selection and sector allocation were positive drivers of performance.

■

  Credit positioning was a slightly positive contributor, especially the Fund’s modest allocation to lower-rated out-of-index bonds.

Individual security selection was a key performance driver and is likely to remain so during the coming year.

Negative headlines persisted, although credit quality improved—as evidenced by six consecutive quarters of revenue increases at the state level. While many municipalities continue to face challenges, others have weathered the recession without missing a beat. While it would be wrong to paint all municipalities with the same broad brush, it is precisely what many have done.
We believe, however, that this presents opportunities for teams like ours with in-house research capabilities.

Throughout the year, we focused
on essential service revenue bonds over general obligation (GO) bonds. These bonds have more predictable revenue streams compared with GO credits, whose primary sources of revenue are property, sales, and personal income taxes.

There were and still are opportunities in lower-rated investment-grade bonds.

Throughout the period, we reduced our AAA-rated bond exposure in favor of AA- and BBB-rated bonds. This allocation to bonds rated A and BBB, which is primarily the result of our relative-value approach to portfolio management, was positive in that it generated higher levels of income that offset the outperformance of higher-rated bonds. We do not expect this trend to continue; rather, we expect lower-rated investment-grade bonds to outperform in a rising interest-rate environment.

CREDIT QUALITY[4] (AS OF JUNE 30, 2011)

Despite the negative press, we are seeing improvement in municipal credit quality. In addition to the revenue increases mentioned above, many municipal governments across the country are reining in expenditures and are making difficult, but fiscally prudent, decisions. Nevertheless, we expect that certain municipalities will fare better than others, further underscoring the importance of security selection. And, as the overall economy improves, municipal credit quality is expected to follow, and as it does, we believe credit spreads will tighten. We believe this represents significant opportunities for those with the resources to conduct in-depth research.

4.
The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3
(lowest) to show relative standing within the ratings categories. Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality bonds as bond having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Performance Highlights

Wells Fargo Advantage Municipal Income Funds

27

Wells Fargo Advantage North Carolina Tax-Free Fund (continued)

We reduced duration throughout the year in anticipation of
higher rates that have yet to materialize.

We began the period with a longer duration relative to the benchmark, reducing duration during the year in anticipation of higher rates. We were still modestly long to the benchmark in the fourth quarter of 2010, which detracted from performance as the market sold off. We were able to sell into strength in January and February, bringing duration short to the benchmark. Technicals overwhelmed our market, and we rallied through the end of the period. While our timing may have been off, we believe the next cyclical move is to higher rates, and we have positioned the portfolio accordingly.

Yield-curve positioning was a slight negative as we repositioned the portfolio for the next cyclical move.

We began and ended the year underweight the short end and overweight the long end but not to the same degree. We decreased our holdings of 30-year bonds and redeployed into bonds with maturities from 11 to 24 years, with the largest adjustment in the 15- to 24-year space. These adjustments reflect our belief that the next cyclical move will be a bear flattener, whereby the short end will underperform the intermediate and long end of the curve.

EFFECTIVE MATURITY DISTRIBUTION[5] (AS OF JUNE 30, 2011)

North Carolina is faring better than most.

The State of North Carolina and the majority of its political subdivisions are, in our opinion, well managed and have weathered the economic crisis better than many of their peers. On the state level, the debt burden is moderate, and strong executive management allows for quick expenditure adjustments. Conservative fiscal management has been a hallmark of the state’s operations. Pension concerns are pretty much nonexistent, with a current funding ratio of 99%. The state enjoys the highest rating (AAA) from all three rating agencies. All these positives are recognized by the market, resulting in a premium for paper issued by municipalities within the state. This potentially makes comparison with the Fund’s benchmark (a state-specific fund versus a national benchmark) difficult.

Fundamental analysis
is a sound approach in a risky environment.

Considering the uncertainties and risks within the municipal marketplace, we believe that individual security selection driven by fundamental credit analysis will be the primary driver of performance over the next year.

We continue to
focus on essential service revenue bonds that we believe possess more predictable revenue streams compared with GO credits. We will use fundamental credit research to seek those GO credits that we believe may be overlooked and consequently undervalued.

The portfolio is positioned for higher rates going forward.

The portfolio is defensively positioned with duration short to the benchmark, with overweight credit, and for a curve-flattening environment. Given our positioning, we believe that we should outperform in either an unchanged or rising rate environment because of our overweight to credit and curve positioning, as a higher level of income is generated if prices remain flat. However, in a declining rate environment, we believe that we would be more likely to underperform. Considering the current level of interest rates, we believe that market yields will trend higher.

5.
Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

28

Wells Fargo Advantage Municipal Income Funds

Performance Highlights

Wells Fargo Advantage North Carolina Tax-Free Fund (continued)

AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF JUNE 30, 2011)

Inception Date

Including Sales Charge

Excluding Sales Charge

Expense Ratios[7]

10 Months*

1 Year

5 Year

10 Year

10 Months*

1 Year

5 Year

10 Year

Gross

Net[8]

Class A (ENCMX)

01/11/1993

(5.53
)

(2.18
)

2.23

3.10

(1.05
)

2.39

3.18

3.57

0.89%

0.85%

Class C (ENCCX)

03/27/2002

(2.66
)

0.63

2.42

2.82

(1.66
)

1.63

2.42

2.82

1.64%

1.60%

Institutional Class (ENCYX)

02/28/1994

(0.79
)

2.71

3.45

3.85

0.56%

0.54%

Barclays Capital Municipal Bond Index

(0.09
)

3.48

4.93

4.99

Barclays Capital North Carolina Municipal Bond Index

0.01

3.13

5.22

5.14

*
Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class
C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to North Carolina municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

6.
Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for all classes of the Fund prior to July 12, 2010 is based on the performance of the Fund’s predecessor, Evergreen North Carolina Municipal Bond Fund.

7.
Reflects the expense ratios as stated in the most recent prospectuses.

8.
The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating
Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. Without this cap, the Fund’s returns would have been lower.

Performance Highlights

Wells Fargo Advantage Municipal Income Funds

29

Wells Fargo Advantage Pennsylvania Tax-Free Fund

INVESTMENT OBJECTIVE

The Fund seeks current income exempt from federal income tax and Pennsylvania individual income tax.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Robert Miller

Bruce R. Johns

FUND INCEPTION

December 27, 1990

PERFORMANCE SUMMARY

3 MONTH TOTAL RETURN AS OF JUNE 30, 2011

Class A (Excluding Sales Charges)

3.84%

Barclays Capital Municipal Bond Index[1]

3.89%

Barclays Capital Pennsylvania Municipal Bond Index[2]

3.42%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs
associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the
Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses. The Fund’s gross and net expense ratios are 0.88% and 0.74%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

  GROWTH OF $10,000 INVESTMENT[3]   (AS OF JUNE 30,
2011)

1.
The Barclays Capital Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

2.
The Barclays Capital Pennsylvania Municipal Bond Index is a Pennsylvania specific total return index. The index is comprised of Pennsylvania bonds. The bonds are all investment-grade, fixed-rate, long-term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1984. Bonds are added to the index and weighted and updated monthly, with a one-month lag. You cannot invest directly in an index.

3.
The chart compares the performance of the Wells Fargo Advantage Pennsylvania Tax-Free Fund Class A shares for the most recent ten years with the Barclays
Capital Municipal Bond Index and the Barclays Capital Pennsylvania Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of
4.50%.

30

Wells Fargo Advantage Municipal Income Funds

Performance Highlights

Wells Fargo Advantage Pennsylvania Tax-Free Fund (continued)

MANAGER’S DISCUSSION

Municipal market returns were positive for the three-month period that ended June 30, 2011, as the market rallied on a strong technical environment. The
Fund’s Class A shares trailed its benchmark, the Barclays Capital Municipal Bond Index during the period, with its performance driven by factors below:

Fund highlights

■

  Duration positioning was a detractor to performance as we maintained duration short to the broad benchmark, the Barclays Capital Municipal Bond Index, during the rally.

■

  Yield-curve positioning was a slight positive. We were overweight the outperforming belly (10- to 20-year maturities) of the curve and underweight the long end, which lagged.

■

  Our overweight to lower-rated investment-grade bonds was the primary contributor to performance as lower-rated securities outperformed higher-rated bonds by a significant margin.

■

Individual security selection was another positive driver of performance.

There were and still are opportunities in lower-rated investment-grade bonds.

Despite the negative press, we are seeing improvement in municipal credit quality. In addition to state revenues increasing more than most estimates, many municipal governments across the country are reining in expenditures and are making difficult, but fiscally prudent, decisions. Nevertheless, we expect that certain municipalities will fare better than others, further underscoring the importance of security selection. And, as the overall economy improves, municipal credit quality will likely follow, and as it does, credit spreads will tighten. We believe this represents significant opportunities for those with the resources to conduct in-depth research.

  CREDIT
QUALITY[4]   (AS OF JUNE 30,
2011)

Individual security selection was a key performance driver and is likely to remain so during the coming year.

Negative headlines persisted, although credit quality improved—as evidenced by six consecutive quarters of revenue increases at the state level. While many municipalities continue to face challenges, others have weathered the recession without missing a beat. While it would be wrong to paint all municipalities with the same broad brush, it is precisely what many have done. We believe, however, that this presents opportunities for teams like ours with in-house research capabilities.

4.
The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–)
sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus
(–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest)
to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG-1/VMIG-1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from
AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized.
Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality bonds as bond having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Performance Highlights

Wells Fargo Advantage Municipal Income Funds

31

Wells Fargo Advantage Pennsylvania Tax-Free Fund (continued)

Throughout the period, we focused on essential service revenue bonds over general obligation (GO) bonds. These bonds have more predictable revenue streams compared with GO credits, whose primary sources of revenue are property, sales, and personal income taxes.

We maintained duration short to the benchmark during the period in anticipation of higher rates that have yet to materialize.

The market rallied during the period, and our duration positioning, while short to the benchmark, hurt performance. The rally was driven by technical factors associated with significantly reduced supply in the face of modest, yet positive, demand. While our timing may have been off, we believe the next cyclical move is to higher rates, and we have positioned the portfolio accordingly.

Yield-curve positioning was a slight positive but should be a larger factor over the next year.

We began and ended the year with a bullet structure. That is, we were underweight both the short end and long end of the curve in favor of an overweight to the 10- to 20-year maturity range, or
“belly,” of the curve. We believe the next cyclical move will be a bear flattener whereby the short end of the curve will underperform the intermediate and long ends of the curve. Given the current slope of the yield curve, we believe that the belly of the curve represents the best value.

EFFECTIVE MATURITY DISTRIBUTION[5] (AS OF JUNE 30, 2011)

Pennsylvania is doing relatively well compared with other states.

The Commonwealth of Pennsylvania is anchored by a diversified economy with stable health care and education sectors. Manufacturing is now a moderate 11% of the economy, down from 18% to 20% in 1990. The state’s debt position is moderate, with a debt-to-personal-income rate of 2.4%—below the national median of 2.6%. Its debt is all fixed-rate with no swap exposure and with rapid amortization.

Pension funding is relatively strong at
84% funded ratio entering the 2010 fiscal year. Real estate pricing did not escalate during the run-up, and the foreclosure rate is low at 0.8%. Pennsylvania is currently rated Aa1, AA, and AA+ by Moody’s, Standard and Poor’s, and Fitch,
respectively. Pennsylvania passed its 2012 budget recently with a 3% cut in spending and no tax increases. This marks the first time since 2003 that Pennsylvania passed its budget on time. We believe Pennsylvania is well positioned for an economic recovery but remains vulnerable to a double-dip recession—though we do not see this as likely—as its reserves were depleted during the economic downturn.

Fundamental analysis is a sound approach in a risky environment.

Considering the
uncertainties and risks within the municipal marketplace, we believe that individual security selection driven by fundamental credit analysis will be the primary driver of performance over the next year.

We continue to focus on essential service revenue bonds that we believe possess more predictable revenue streams compared with GO credits. We will use fundamental credit research to seek those GO credits that may be overlooked and consequently undervalued.

5.
Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

32

Wells Fargo Advantage Municipal Income Funds

Performance Highlights

Wells Fargo Advantage Pennsylvania Tax-Free Fund (continued)

The portfolio is positioned for higher rates going forward.

The portfolio is defensively positioned with duration short to the benchmark, with overweight credit, and for a curve-flattening environment.
Given our positioning, we believe that we should outperform in either an unchanged or rising rate environment because of our overweight to credit and curve positioning, as a higher level of income is generated if prices remain flat. However, in a declining rate environment, we believe that we would be more likely to underperform. Considering the current level of interest rates, we believe that market yields will trend higher.

Performance Highlights

Wells Fargo Advantage Municipal Income Funds

33

Wells Fargo Advantage Pennsylvania Tax-Free Fund (continued)

AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF JUNE 30, 2011)

Including Sales Charge

Excluding Sales Charge

Expense Ratios[7]

Inception Date

3 Months*

1 Year

5 Year

10 Year

3 Months*

1 Year

5 Year

10 Year

Gross

Net[8]

Class A (EKVAX)

12/27/1990

(0.82
)

(1.24
)

3.08

3.57

3.84

3.43

4.02

4.05

0.88%

0.74%

Class B (EKVBX)**

02/01/1993

(1.34
)

(2.31
)

2.90

3.56

3.66

2.66

3.25

3.56

1.63%

1.49%

Class C (EKVCX)

02/01/1993

2.65

1.66

3.25

3.33

3.65

2.66

3.25

3.33

1.63%

1.49%

Institutional Class (EKVYX)

11/24/1997

3.91

3.69

4.28

4.33

0.55%

0.49%

Barclays Capital Municipal Bond Index

3.89

3.48

4.93

4.99

Barclays Capital Pennsylvania Municipal Bond Index

3.42

3.14

5.05

5.03

*
Returns for periods of less than one year are not annualized.

**
Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site –
www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the
maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to Pennsylvania municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

6.
Historical performance shown for all classes of the Fund prior to July 12, 2010 is based on the performance of the Fund’s predecessor, Evergreen Pennsylvania
Municipal Bond Fund.

7.
Reflects the expense ratios as stated in the most recent prospectuses.

8.
The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating
Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. Without this cap, the Fund’s returns would have been lower.

34

Wells Fargo Advantage Municipal Income Funds

Performance Highlights

Wells Fargo Advantage Wisconsin Tax-Free Fund

INVESTMENT OBJECTIVE

The Fund seeks current income exempt from federal income tax and Wisconsin individual income tax.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Lyle J. Fitterer, CFA, CPA

Thomas Stoeckmann

FUND INCEPTION

April 6, 2001

PERFORMANCE SUMMARY

12 MONTH TOTAL RETURN AS OF JUNE 30, 2011

Class A (Excluding Sales Charges)

3.52%

Barclays Capital Municipal Bond Index[1]

3.48%

Barclays Capital Wisconsin Municipal Bond Index[2]

3.82%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs
associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. The Adviser has committed through October 31, 2011 to waive fees and/or reimburse expenses to the extent necessary to cap the
Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses. The Fund’s gross and net expense ratios are 0.92% and 0.70%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

  GROWTH OF $10,000
INVESTMENT[3]   (AS OF JUNE 30,
2011)

1.
The Barclays Capital Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

2.
The Barclays Capital Wisconsin Municipal Bond Index is the Wisconsin component of the Barclays Capital Municipal Bond Index. You cannot invest directly in an index.

3.
The chart compares the performance of the Wells Fargo Advantage Wisconsin Tax-Free Fund Class A shares for the most recent ten years with the Barclays Capital
Municipal Bond Index and the Barclays Capital Wisconsin Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

Performance Highlights

Wells Fargo Advantage Municipal Income Funds

35

Wells Fargo Advantage Wisconsin Tax-Free Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund’s Class A shares, performed in line with its broad-based national benchmark, the Barclays Capital Municipal Bond Index for the fiscal year that ended June 30, 2011. However, it underperformed the state-specific benchmark, the Barclays Capital Wisconsin Municipal Bond Index, during the same time period. The primary positive contributors to performance were from our credit, curve, and individual security decisions, while our sector and duration decisions were detractors.

■

  While interest rates changed modestly from the beginning of the period to the end, interim volatility provided several opportunities to add value through our active management approach.

■

The performance of lower-quality bonds was great for shorter-term securities; however, BBB-rated bonds slightly underperformed higher-quality bonds within longer-maturity issues. We were able to add value in A- and BBB-rated bonds by focusing on short-intermediate maturities and by selectively adding BBB-rated bonds when yield spreads increased in late 2010 and early 2011.

■

  We finally saw some issuance of double-exempt Wisconsin issues in the latter half of 2010, allowing us to reduce our exposure to Puerto Rico and increase our actual Wisconsin exposure.

A cautious market exists as the economic outlook remains uncertain.

Economic activity rebounded in the second half of 2010 but has slowed recently. Ironically, interest rates moved higher after the Federal
Reserve’s (Fed) announcement of second round of quantitative easing (QE2), but they have recently moved lower—even as QE2 came to an end and a large buyer of Treasuries—the Fed—stepped to the side. Investors seem to be more concerned about the recent slowdown in the economy, renewed European sovereign debt risk, and the potential need for further stimulus from the Fed.

  CREDIT
QUALITY[4]   (AS OF JUNE 30,
2011)

Municipal rates tended to move directionally with Treasuries, which led to negative price performance in the fourth quarter of 2010 and early 2011, but they have recently rallied. Ongoing concerns about municipal credit quality caused more volatility in the municipal market relative to other credit sectors such as corporate bonds—both high-yield and high-grade—or even emerging markets debt. While our team continues to be concerned about municipal credit, we are actually seeing some signs of improvement. Based on our experience, municipal credit quality trends tend to lag the broader economy by about 12 to 18 months. Since the economy bottomed out in the second quarter of 2009, it makes sense that year-over-year revenue at the state level actually started growing again in 2010. In fact, we have now seen year-over-year growth in states’ revenues for the past six quarters.

4.
The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–)
sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus
(–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest)
to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG-1/VMIG-1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from
AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized.
Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality bonds as bond having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

36

Wells Fargo Advantage Municipal Income Funds

Performance Highlights

Wells Fargo Advantage Wisconsin Tax-Free Fund (continued)

As Treasury prices reached low levels in the second and early third quarters of
2010, we reduced the Fund’s overall interest-rate exposure. This duration positioning helped the Fund’s relative performance in late 2010 as interest rates moved rapidly higher. During this same time period, municipal bonds underperformed
Treasuries due to renewed credit risks and supply/demand imbalances. We felt that these higher rates represented an opportunity to increase our interest-rate exposure and to also buy some lower-quality credits that we liked. However, our overall interest-rate exposure remained below the index for the entire period.

Issuance of double-exempt paper picks up.

There were several double-exempt Wisconsin issues priced in the second half of 2010, and several coincided with an increase in market rates.
This provided us with the opportunity to extend the Fund’s interest-rate exposure, buy some longer-term bonds in order to take advantage of the steepness of the yield curve, and increase our exposure to Wisconsin names. The Wisconsin legislature just passed a new budget that is projected to eliminate a $3 billion budget deficit. While the state does not currently maintain a “rainy day fund,” it does have a fully funded pension and a manageable debt load. It has a diverse economic base and a solid AA rating profile.

At the same time, we were able to reduce our exposure to Puerto Rico bonds. While we continue to have a large weighting in Puerto Rico names, our focus remains in the following areas: shorter-maturity issues, revenue bonds with dedicated revenue streams, or prerefunded issues. We continue to be cautious on Puerto Rico general obligation issues because of an ongoing structural deficit, a struggling economy, and long-term pension issues.

Lower-quality
bonds remain attractive, the yield curve is steep, and rates are at historically low levels.

With the recent rally in rates, we are now close
to the all-time low in yields and plan to keep our interest-rate exposure below that of the index. We also believe the steepness of the municipal curve represents an opportunity for investors, and we have positioned the Fund to benefit from a flatter rate structure.

We selectively reduced our exposure to prerefunded issues while adding some dedicated tax issues. During the period, we decreased our exposure to AAA- and A-rated issues and added AA- and BBB-rated bonds, relying on our team of credit analysts to identify good credits in what has been a challenging credit environment.

EFFECTIVE MATURITY DISTRIBUTION[5] (AS OF JUNE 30, 2011)

Higher rates and credit stability/improvement reflect our positioning going forward.

The Fund is positioned for an eventual move higher in rates. With our expectations for continued—albeit modest—positive economic growth over the next few years, we see limited upside in both Treasury rates and municipal rates. We also believe the yield curve will flatten, and we are positioned for that to occur. Finally, many lower-quality bonds are still priced at very attractive levels; that additional yield should buffer any negative price performance. The Fund’s positioning will probably lead to relative underperformance if municipal yields move lower from here, but we are willing to take that risk to provide better protection if rates move higher as we expect.

5.
Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

Performance Highlights

Wells Fargo Advantage Municipal Income Funds

37

Wells Fargo Advantage Wisconsin Tax-Free Fund (continued)

AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF JUNE 30, 2011)

Including Sales Charge

Excluding Sales Charge

Expense Ratios[7]

Inception Date

6 Months*

1 Year

5 Year

10 Year

6 Months*

1 Year

5 Year

10 Year

Gross

Net[8]

Class A (WWTFX)

03/31/2008

(1.24
)

(1.12
)

3.51

4.16

3.46

3.52

4.47

4.64

0.92%

0.70%

Class C (WWTCX)

12/26/2002

2.06

1.71

3.66

3.85

3.06

2.71

3.66

3.85

1.67%

1.49%

Investor Class (SWFRX)

04/06/2001

3.44

3.49

4.43

4.83

0.95%

0.73%

Barclays Capital Municipal Bond Index

4.42

3.48

4.93

4.99

Barclays Capital Wisconsin Municipal Bond Index

3.95

3.82

5.45

5.36

*
Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class
C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk, Wisconsin and Puerto Rico municipal securities risk, and high-yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

6.
Historical performance shown for Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Class A shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares (except during those periods in which expenses of Class A shares would have been higher than those of the Investor Class no such adjustment is reflected). If these expenses had not been included, returns would be higher.

7.
Reflects the expense ratios as stated in the most recent prospectuses.

8.
The Adviser has committed through October 31, 2011 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating
Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. Without this cap, the Fund’s returns would have been lower.

38

Wells Fargo Advantage Municipal Income Funds

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges
(loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2011 to June 30, 2011.

Actual Expenses

The
“Actual” line of the table below provides in formation about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During
Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetic al Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetic al examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wells Fargo Advantage California Limited-Term Tax-Free Fund

Beginning Account Value 01-01-2011

Ending Account Value 06-30-2011

Expenses Paid During the
Period[1]

Net Annual Expense Ratio

Class A

Actual

$
1,000.00

$
1,019.92

$
4.01

0.80
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,020.83

$
4.01

0.80
%

Class C

Actual

$
1,000.00

$
1,016.14

$
7.75

1.55
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,017.11

$
7.75

1.55
%

Administrator Class

Actual

$
1,000.00

$
1,020.03

$
3.01

0.60
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,021.82

$
3.01

0.60
%

Fund Expenses

Wells Fargo Advantage Municipal Income Funds

39

Wells Fargo Advantage California Tax-Free Fund

Beginning Account Value 01-01-2011

Ending Account Value 06-30-2011

Expenses Paid During the Period¹

Net Annual Expense Ratio

Class A

Actual

$
1,000.00

$
1,039.63

$
3.79

0.75
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,021.08

$
3.76

0.75
%

Class B

Actual

$
1,000.00

$
1,035.46

$
7.57

1.50
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,017.36

$
7.50

1.50
%

Class C

Actual

$
1,000.00

$
1,036.45

$
7.57

1.50
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,017.36

$
7.50

1.50
%

Administrator Class

Actual

$
1,000.00

$
1,040.63

$
2.78

0.55
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,022.07

$
2.76

0.55
%

Wells Fargo Advantage Colorado Tax-Free Fund

Class A

Actual

$
1,000.00

$
1,039.48

$
4.30

0.85
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,020.58

$
4.26

0.85
%

Class B

Actual

$
1,000.00

$
1,035.62

$
8.08

1.60
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,016.86

$
8.00

1.60
%

Class C

Actual

$
1,000.00

$
1,036.66

$
8.08

1.60
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,016.86

$
8.00

1.60
%

Administrator Class

Actual

$
1,000.00

$
1,040.77

$
3.04

0.60
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,021.82

$
3.01

0.60
%

Wells Fargo Advantage Minnesota Tax-Free Fund

Class A

Actual

$
1,000.00

$
1,043.49

$
4.31

0.85
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,020.58

$
4.26

0.85
%

Class B

Actual

$
1,000.00

$
1,039.65

$
8.09

1.60
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,016.86

$
8.00

1.60
%

Class C

Actual

$
1,000.00

$
1,039.64

$
8.09

1.60
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,016.86

$
8.00

1.60
%

Administrator Class

Actual

$
1,000.00

$
1,044.78

$
3.04

0.60
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,021.82

$
3.01

0.60
%

Wells Fargo Advantage North Carolina Tax-Free Fund

Class A

Actual

$
1,000.00

$
1,034.87

$
4.29

0.85
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,020.58

$
4.26

0.85
%

Class C

Actual

$
1,000.00

$
1,031.06

$
8.06

1.60
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,016.86

$
8.00

1.60
%

Institutional Class

Actual

$
1,000.00

$
1,036.46

$
2.73

0.54
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,022.12

$
2.71

0.54
%

40

Wells Fargo Advantage Municipal Income Funds

Fund Expenses

Wells Fargo Advantage Pennsylvania Tax-Free Fund

Beginning Account Value 01-01-2011

Ending Account Value 06-30-2011

Expenses Paid During the
Period[1]

Net Annual Expense Ratio

Class A

Actual

$
1,000.00

$
1,044.93

$
3.75

0.74
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,021.12

$
3.71

0.74
%

Class B

Actual

$
1,000.00

$
1,041.15

$
7.54

1.49
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,017.41

$
7.45

1.49
%

Class C

Actual

$
1,000.00

$
1,041.13

$
7.54

1.49
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,017.41

$
7.45

1.49
%

Institutional Class

Actual

$
1,000.00

$
1,046.21

$
2.49

0.49
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,022.36

$
2.46

0.49
%

Wells Fargo Advantage Wisconsin Tax-Free Fund

Class A

Actual

$
1,000.00

$
1,034.56

$
3.53

0.70
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,021.32

$
3.51

0.70
%

Class C

Actual

$
1,000.00

$
1,030.62

$
7.40

1.47
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,017.50

$
7.35

1.47
%

Investor Class

Actual

$
1,000.00

$
1,034.41

$
3.68

0.73
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,021.17

$
3.66

0.73
%

1.
Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—June 30, 2011

Wells Fargo Advantage Municipal Income Funds

41

CALIFORNIA LIMITED-TERM TAX-FREE FUND

Security Name

Interest Rate

Maturity Date

Principal

Value

Municipal Bonds and Notes: 98.35%

California: 93.35%

ABAG Financial Authority For Nonprofit Corporations Children’s Hospital (Health Revenue)

4.25
%

12/01/2016

$
305,000

$
329,559

Adelanto CA School District Series A (Tax Revenue, NATL-RE Insured)

5.55

09/01/2011

355,000

358,117

Alameda CA Corridor Transportation Authority Capital Appreciation Sub Lien Series A (Transportation Revenue, AMBAC Insured)(z)

5.00

10/01/2019

3,000,000

1,910,220

Alameda CA Corridor Transportation Authority Sub Lien Series A (Transportation Revenue, NATL-RE Insured)

5.13

10/01/2014

1,000,000

1,007,970

Alameda Contra Costa CA Transit District FHR Computer System Project (Lease Revenue)

4.00

08/01/2012

610,000

617,027

Alameda County CA COP (Lease Revenue, AMBAC Insured)

5.63

12/01/2015

550,000

633,793

Alameda County CA COP Refunding Series A (Lease Revenue, NATL-RE Insured)

5.38

12/01/2014

2,000,000

2,042,800

Alameda County CA COP Refunding Series A (Lease Revenue, NATL-RE Insured)

5.38

12/01/2015

1,435,000

1,465,709

Alisal CA USD 2006 Election Series A (Tax Revenue, Assured Guaranty Insured)

5.50

08/01/2013

700,000

763,861

Alvord CA USD 2007 Election Series B (Tax Revenue, AGM Insured)(z)

1.39

08/01/2020

1,605,000

1,391,535

Alvord CA USD 2007 Election Series B (Tax Revenue, AGM Insured)(z)

1.78

08/01/2018

475,000

412,333

Alvord CA USD 2007 Election Series B (Tax Revenue, AGM Insured)(z)

2.13

08/01/2017

155,000

133,810

Alvord CA USD 2007 Election Series B (Tax Revenue, AGM Insured)(z)

3.25

08/01/2016

305,000

259,875

Anaheim CA PFA Convention Center Project Series A (Lease Revenue, AMBAC Insured)

5.25

08/01/2013

1,600,000

1,646,816

Anaheim CA PFA Public Improvements Project Series C (Lease Revenue, AGM Insured)

6.00

09/01/2014

500,000

565,060

Antelope Valley CA Health Care District Series A (Health Revenue, AGM Insured)

5.20

01/01/2017

645,000

645,851

Antioch CA Development Agency Tax Allocation Project # 1 (Tax Revenue, AGM Insured)

4.60

09/01/2011

510,000

511,663

Bakersfield CA COP Convention Center Series A (Lease Revenue, AMBAC Insured)

5.00

04/01/2017

210,000

227,787

Baldwin Park CA USD BAN (Tax Revenue)(z)

4.51

08/01/2014

500,000

457,630

Baldwin Park CA USD Capital Appreciation Election of 2006 (Tax Revenue, AGM Insured)(z)

3.60

08/01/2012

50,000

49,365

Bay Area Infrastructure Financing Authority of California State Payment Acceleration Notes (Transportation Revenue, XLCA Insured)

5.00

08/01/2014

500,000

501,440

Bay Area Infrastructure Financing Authority of California State Payment Acceleration Notes (Transportation Revenue, XLCA Insured)

5.00

08/01/2017

100,000

102,979

Bay Area Infrastructure Financing Authority of California State Payment Acceleration Notes (Transportation Revenue, AMBAC Insured)

5.00

08/01/2017

1,290,000

1,292,503

  Bay Area Infrastructure Financing Authority of California State Payment Acceleration Notes (Transportation Revenue, NATL-RE FGIC
Insured)

5.00

08/01/2017

2,815,000

2,876,986

  Bay Area Infrastructure Financing Authority of California State Payment Acceleration Notes (Transportation Revenue, NATL-RE FGIC
Insured)

5.00

08/01/2017

300,000

313,092

Bay Area Toll Authority of California Series B1 (Transportation Revenue, Bank of America Corporation LOC)±§

0.03

04/01/2045

3,160,000

3,160,000

Bell Gardens CA Community Development Commission Tax Allocation Project #1 Series A (Tax Revenue)

3.88

08/01/2011

375,000

375,101

Brea CA PFA Tax Allocation Series A (Housing Revenue)

5.00

09/01/2012

750,000

764,475

Cabrillo CA USD Capital Appreciation Series A (Tax Revenue, AMBAC Insured)(z)

3.69

08/01/2015

1,500,000

1,296,930

Calaveras County CA Community Facilities District # 2 (Tax Revenue)

7.00

09/01/2026

1,220,000

1,256,661

California Educational Facilities Authority Loyola Marymount University Series A (Education Revenue, NATL-RE Insured)

4.30

10/01/2011

200,000

201,788

California HFA AMT Home Mortgage Series A (Housing Revenue, AGM Insured)

3.50

02/01/2012

500,000

503,980

California HFA AMT Home Mortgage Series A (Housing Revenue, AGM Insured)

3.60

08/01/2012

400,000

405,132

California HFA AMT Home Mortgage Series E (Housing Revenue)

4.65

08/01/2022

1,585,000

1,437,880

California HFA AMT Home Mortgage Series E (Housing Revenue)

5.00

02/01/2042

680,000

687,861

California HFA AMT Home Mortgage Series G (Housing Revenue)

5.50

08/01/2042

2,340,000

2,330,640

42

Wells Fargo Advantage Municipal Income Funds

Portfolio of Investments—June 30, 2011

CALIFORNIA LIMITED-TERM TAX-FREE FUND

Security Name

Interest Rate

Maturity Date

Principal

Value

California (continued)

California HFA AMT Home Mortgage Series H (Housing Revenue, FGIC Insured)

5.75
%

08/01/2030

$
1,155,000

$
1,168,721

California HFA AMT Home Mortgage Series J (Housing Revenue, FGIC Insured)

4.05

08/01/2013

1,775,000

1,758,581

California HFA AMT Home Mortgage Series J (Housing Revenue, AGM Insured)

4.13

08/01/2011

800,000

801,936

California HFA AMT Home Mortgage Series J (Housing Revenue, AGM Insured)

4.38

08/01/2012

500,000

509,425

California HFA AMT Home Mortgage Series J (Housing Revenue)

5.75

08/01/2047

815,000

802,636

California HFA AMT Home Mortgage Series K (Housing Revenue)

4.55

08/01/2021

2,155,000

2,012,598

California HFA AMT Home Mortgage Series L (Housing Revenue, FNMA LOC)

3.95

08/01/2015

1,300,000

1,280,734

California HFA AMT Home Mortgage Series L (Housing Revenue, FGIC FHA VA Guaranty Insured)

4.00

08/01/2013

500,000

494,980

California HFA AMT Home Mortgage Series L (Housing Revenue, FGIC FHA VA Guaranty Insured)

4.05

02/01/2014

940,000

926,690

California HFA AMT Home Mortgage Series L (Housing Revenue, FGIC Insured)

5.00

02/01/2014

1,435,000

1,459,424

California HFA AMT Home Mortgage Series M (Housing Revenue)

4.55

08/01/2021

545,000

508,986

California HFA Capital Appreciation Home Mortgage Series A (Housing Revenue, FHA Private Mortgages Insured)(z)

7.71

08/01/2016

670,000

410,415

California HFA Capital Appreciation Home Mortgage Series B (Housing Revenue, FHA Private Mortgages Insured)(z)

7.86

08/01/2015

365,000

247,857

California HFA Home Mortgage Series A (Housing Revenue, GNMA/FNMA Insured)

3.75

08/01/2020

1,980,000

2,002,790

California HFFA California-Nevada Methodist (Health Revenue, California Mortgages Insured)

4.25

07/01/2011

55,000

55,005

California HFFA Casa Colina Project (Health Revenue)

5.50

04/01/2013

850,000

868,122

California HFFA Catholic Healthcare West Series F (Health Revenue)±§

5.00

07/01/2027

1,000,000

1,088,540

California HFFA Catholic Healthcare West Series I (Health Revenue)±§

4.95

07/01/2026

1,590,000

1,728,457

California HFFA Catholic Healthcare West Series L (Health Revenue)

5.13

07/01/2022

415,000

430,185

California HFFA Catholic West Series H Prerefunded (Health Revenue)±§

4.45

07/01/2026

85,000

85,010

California HFFA Cedars-Sinai Medical Center (Health Revenue)

3.00

08/15/2011

250,000

250,768

California HFFA Paradise Estate (Health Revenue, California Mortgages Insured)

5.13

01/01/2022

3,000,000

3,038,700

California HFFA Revenue Home Mortgage Series D (Housing Revenue, FGIC FHA VA Guaranty Insured)

4.10

02/01/2015

1,750,000

1,730,995

California HFFA Revenue Home Mortgage Series D (Housing Revenue, FGIC Insured)

4.30

08/01/2015

475,000

474,121

California Infrastructure & Economic Development Bank Energy Efficiency Master Trust Series A (Miscellaneous Revenue)

5.00

03/01/2012

300,000

308,709

California Infrastructure & Economic Development Bank J. Paul Getty Series A (Miscellaneous Revenue)±§

4.00

10/01/2023

475,000

482,306

California Infrastructure & Economic Development Bank King City Union High School (Lease Revenue)

2.00

08/15/2011

270,000

270,454

California Infrastructure & Economic Development Bank Pacific Gas & Electric Series E (IDR)±§

2.25

11/01/2026

100,000

101,249

California Municipal Finance Authority COP Community Hospitals Central California (Health Revenue)

5.00

02/01/2012

1,585,000

1,606,730

California PCFA (Resource Recovery Revenue)±§

5.25

06/01/2023

3,245,000

3,463,064

California PCFA Pacific Gas & Electric Series A (IDR, NATL-RE Insured)±§

5.35

12/01/2016

1,000,000

1,021,120

California PCFA Solid Waste Disposal Waste Management Project Series A (Solid Waste Revenue)±§

5.13

07/01/2031

1,000,000

1,070,240

California Special Districts Finance Program COP Series 00 (Lease Revenue, NATL-RE Insured)

5.00

12/01/2015

350,000

350,410

California State (Tax Revenue)

4.00

11/01/2011

100,000

101,112

California State (Tax Revenue)

4.00

12/01/2011

100,000

101,189

California State (Miscellaneous Revenue, NATL-RE Insured)

4.38

02/01/2013

200,000

203,972

Portfolio of Investments—June 30, 2011

Wells Fargo Advantage Municipal Income Funds

43

CALIFORNIA LIMITED-TERM TAX-FREE FUND

Security Name

Interest Rate

Maturity Date

Principal

Value

California (continued)

California State (Tax Revenue)

5.00
%

05/01/2012

$
100,000

$
103,481

California State (Miscellaneous Revenue, NATL-RE Insured)

5.00

06/01/2012

280,000

281,016

California State (Tax Revenue)

5.00

05/01/2020

3,000,000

3,203,430

California State (Miscellaneous Revenue, AMBAC Insured)

5.50

03/01/2015

750,000

753,030

California State (Miscellaneous Revenue, NATL-RE-IBC Insured)

6.25

09/01/2012

125,000

128,484

California State Department of Transportation COP Series A (Lease Revenue, NATL-RE Insured)

5.25

03/01/2016

200,000

200,746

California State Department of Veterans Affairs Home Purchase AMT Series A (Housing Revenue)

4.00

12/01/2013

1,995,000

2,053,094

California State DWR Power Supply Revenue Series C-7 (Utilities Revenue, AGM Insured)±§

2.75

05/01/2022

3,000,000

3,000,000

California State Economic Recovery Series A (Tax Revenue)

3.50

07/01/2011

100,000

100,009

California State Economic Recovery Series A (Tax Revenue)

5.00

07/01/2011

150,000

150,020

California State Economic Recovery Series A (Tax Revenue)

5.00

07/01/2016

1,000,000

1,003,520

California State FSA (Miscellaneous Revenue, AGM-CR NATL-RE Insured)

5.50

03/01/2012

155,000

155,637

California State Public Works Board California Community Colleges Series A (Lease Revenue, NATL-RE FGIC Insured)

4.00

11/01/2011

130,000

131,223

California State Public Works Board California Community Colleges Series A (Lease Revenue, AMBAC Insured)

5.25

12/01/2012

1,020,000

1,023,193

California State Public Works Board California Community Colleges Series A (Lease Revenue, NATL-RE Insured)

5.50

09/01/2011

250,000

251,823

California State Public Works Board California Community Colleges Series A (Lease Revenue, AMBAC Insured)

5.50

04/01/2013

100,000

100,328

California State Public Works Board California Community Colleges Series B (Lease Revenue, NATL-RE Insured)

5.10

09/01/2013

1,930,000

1,935,597

California State Public Works Board California Community Colleges Series D (Lease Revenue, NATL-RE-IBC Insured)

5.38

03/01/2012

750,000

752,468

California State Public Works Board California Community Services (Lease Revenue, NATL-RE-IBC Insured)

5.25

10/01/2011

250,000

252,558

California State Public Works Board California State University Trustees Series B (Lease Revenue)

5.00

09/01/2013

365,000

366,029

California State Public Works Board Department of Corrections (Lease Revenue, AGM Certificates Insured)

5.25

06/01/2015

935,000

1,012,194

California State Public Works Board Department of Corrections Series A (Lease Revenue, AMBAC Insured)

4.75

09/01/2012

200,000

200,548

California State Public Works Board Department of Corrections Series E (Lease Revenue, XLCA Insured)

5.00

06/01/2015

640,000

688,851

California State Public Works Board Department of Corrections Series E (Lease Revenue, NATL-RE Insured)

5.50

06/01/2015

700,000

735,147

California State Public Works Board Department of Corrections State Prisons Series A (Lease Revenue, AMBAC Insured)

5.25

12/01/2013

2,000,000

2,089,120

California State Public Works Board Department of General Services Series A (Lease Revenue, AMBAC Insured)

5.25

12/01/2017

2,000,000

2,077,440

California State Public Works Board Department of Health Services Series A (Lease Revenue, NATL-RE Insured)

5.20

11/01/2012

500,000

504,045

California State Public Works Board Department of Health Services Series A (Lease Revenue, NATL-RE Insured)

5.50

11/01/2015

500,000

504,140

California State Public Works Board Series A (Lease Revenue)

6.50

09/01/2017

2,500,000

2,780,950

California State Public Works Board Trustees California State University Series A (Lease Revenue)

5.25

10/01/2013

250,000

250,753

California State Public Works Board Various Project Series G-1 (Lease Revenue)

4.00

10/01/2011

100,000

100,709

California State University Hayward Foundation Project (Education Revenue, NATL-RE GO of Corporation Insured)

5.25

08/01/2025

500,000

500,005

44

Wells Fargo Advantage Municipal Income Funds

Portfolio of Investments—June 30, 2011

CALIFORNIA LIMITED-TERM TAX-FREE FUND

Security Name

Interest Rate

Maturity Date

Principal

Value

California (continued)

California State Veterans Bonds Series CA (Tax Revenue)

4.45
%

12/01/2017

$
1,000,000

$
1,070,660

California Statewide CDA American Baptist Homes West (Housing Revenue)

4.25

10/01/2015

2,760,000

2,780,396

California Statewide CDA Childrens Hospital of Los Angeles Project (Lease Revenue, NATL-RE Insured)

6.00

06/01/2012

500,000

518,975

California Statewide CDA COP (Hospital Revenue, ACA Radian Insured)

4.00

06/01/2015

325,000

345,378

California Statewide CDA COP Health Facilities Series A (Lease Revenue, NATL-RE-IBC Insured)

5.50

09/01/2014

945,000

1,014,486

California Statewide CDA Disposal Republic Services Series A (Resource Recovery Revenue)

4.95

12/01/2012

1,000,000

1,047,630

California Statewide CDA Henry Mayo Memorial Hospital Series B (Health Revenue, AMBAC California Mortgages Insured)

4.00

10/01/2014

1,515,000

1,547,163

California Statewide CDA International School Peninsula Project (Education Revenue)

4.60

11/01/2013

240,000

240,444

California Statewide CDA John Muir Mt. Diablo Health Systems (Health Revenue, NATL-RE Insured)

5.50

08/15/2012

430,000

440,028

California Statewide CDA Kaiser Permanente Series B (Health Revenue)±§

3.90

08/01/2031

750,000

800,378

California Statewide CDA Monterey Community Hospital (Health Revenue)

3.25

06/01/2016

415,000

427,861

California Statewide CDA Proposition 1A Receivables Program (Miscellaneous Revenue)

4.00

06/15/2013

1,500,000

1,583,145

California Statewide CDA Proposition 1A Receivables Program (Miscellaneous Revenue)

5.00

06/15/2013

4,000,000

4,298,960

California Statewide CDA Quail Ridge Apartments Series E1 (Housing Revenue)

4.25

07/01/2012

155,000

153,921

California Statewide CDA Sherman Oaks Project Series A (Miscellaneous Revenue, AMBAC California Mortgages Insured)

5.50

08/01/2011

1,390,000

1,394,504

California Statewide CDA Sherman Oaks Project Series A (Miscellaneous Revenue, AMBAC California Mortgages Insured)

5.50

08/01/2014

800,000

868,800

California Statewide CDA St. Joseph Hospital (Health Revenue, FSA Insured)

4.50

07/01/2018

1,200,000

1,260,036

California Statewide CDA COP SAVRS (Continuing Care Retirement Community, ACA Radian Insured)±§(a)(n)(m)

0.57

05/15/2029

200,000

190,905

Centinela Valley CA Union High School District Capital Appreciation Series A (Tax Revenue, AGM Insured)(z)

3.60

08/01/2015

375,000

332,145

Chula Vista CA COP (Lease Revenue, NATL-RE Insured)

4.50

08/01/2016

430,000

440,754

Coalinga CA PFA Senior Lien Notes Series A (Miscellaneous Revenue, AMBAC Insured)

5.85

09/15/2013

500,000

525,930

Compton CA Community RDA 2nd Lien (Tax Revenue)

3.00

08/01/2011

705,000

705,212

Compton CA Community RDA 2nd Lien (Tax Revenue)

3.00

08/01/2012

830,000

829,228

Compton CA Community RDA 2nd Lien (Tax Revenue)

3.00

08/01/2013

855,000

846,168

Compton CA Community RDA 2nd Lien (Tax Revenue)

3.50

08/01/2014

1,130,000

1,118,700

Compton CA Solid Waste Management Facilities (Resource Recovery Revenue)

4.80

08/01/2020

215,000

212,035

Contra Costa County CA PFA Pleasant Hill BART Project (Tax Revenue)

5.13

08/01/2011

350,000

350,711

Contra Costa County CA PFA Series B (Lease Revenue, NATL-RE Insured)

4.00

06/01/2013

450,000

459,230

Corona CA PFA City Hall Project Series B (Lease Revenue, NATL-RE Insured)

5.38

09/01/2018

1,205,000

1,221,701

Corona CA Redevelopment Agency Merged Downtown Amended Series A (Tax Revenue, NATL-RE FGIC Insured)

3.50

09/01/2011

170,000

170,160

Cudahy CA Community Development Commission Redevelopment Projects Series B (Tax Revenue)

5.50

10/01/2015

690,000

732,835

Cudahy CA Community Development Commission Redevelopment Projects Series B (Tax Revenue)

6.00

10/01/2016

625,000

678,719

Cudahy CA Community Development Commission Redevelopment Projects Series B (Tax Revenue)

6.00

10/01/2017

385,000

414,402

Cudahy CA Community Development Commission Redevelopment Projects Series B (Tax Revenue)

6.38

10/01/2018

410,000

446,244

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	45

CALIFORNIA LIMITED-TERM TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
Culver City CA RDFA (Tax Revenue, AMBAC Insured)	5.50%	11/01/2014	$1,275,000	$1,309,553
Culver City CA Redevelopment Agency Capital Appreciation Tax Allocation A (Tax Revenue)(z)	4.90	11/01/2019	2,575,000	1,546,597
Delano County CA Financing Authority Police Station Project Series A (Lease Revenue)	2.00	12/01/2012	920,000	917,286
Delano County CA Financing Authority Police Station Project Series A (Lease Revenue)	4.00	12/01/2016	1,040,000	1,071,772
Dinuba CA Merged City Redevelopment # 2 Sub Notes (Tax Revenue)	4.40	10/01/2011	1,000,000	1,001,350
Duarte CA COP Series A (Health Revenue)	5.25	04/01/2019	1,500,000	1,503,720
El Dorado CA Irrigation District & El Dorado Water Agency Series A (Lease Revenue, NATL-RE FGIC Insured)	5.00	03/01/2017	500,000	526,685
Emeryville CA Public Financing Authority Emeryville Redevelopment Project Series A (Lease Revenue, NATL-RE Insured)	5.25	09/01/2015	1,265,000	1,288,251
Emeryville CA Public Financing Authority Emeryville Redevelopment Project Series A (Lease Revenue, NATL-RE Insured)	5.25	09/01/2017	1,400,000	1,406,720
Firebaugh-Las Deltas CA USD Capital Appreciation Election of 1997 (Tax Revenue, FGIC Insured)(z)	3.49	08/01/2022	100,000	60,719
Folsom CA Redevelopment Agency Central Folsom Redevelopment Project (Tax Revenue)	3.00	08/01/2011	200,000	199,982
Folsom Cordova CA USD School Facilities Improvement District # 1 Series A (Tax Revenue, NATL-RE Insured)	5.50	10/01/2015	370,000	377,230
Fontana CA PFA (Lease Revenue, AMBAC Insured)	5.00	09/01/2012	400,000	413,664
Fontana CA RDA Jurupa Hills Redevelopment Project Series A (Tax Revenue)	5.50	10/01/2017	50,000	50,145
Fontana CA RDA Sierra Corridor Commercial Redevelopment Project (Tax Revenue, NATL-RE FGIC Insured)	4.50	09/01/2015	825,000	849,057
Foothill-Eastern CA Transportation Corridor Agency Capital Appreciation (Transportation Revenue, NATL-RE Insured)(z)	4.92	01/15/2017	580,000	417,751
Fowler CA USD School Facilities Improvement District # 1 (Tax Revenue, NATL-RE Insured)	5.20	07/01/2020	1,730,000	1,881,825
Fresno CA Joint Powers Financing Authority (Tax Revenue, AMBAC Insured)	4.10	08/01/2011	100,000	100,145
Fresno CA Joint Powers Financing Authority (Lease Revenue, AGM Insured)	5.00	06/01/2017	650,000	652,288
Fresno CA USD Series A (Tax Revenue, NATL-RE Insured)	6.55	08/01/2020	200,000	220,502
Fullerton CA PFA (Tax Revenue, AMBAC Insured)	5.00	09/01/2011	460,000	462,337
Garden Grove CA Agency for Community Development (Tax Revenue, AMBAC Insured)	5.25	10/01/2016	600,000	616,512
Golden State Tobacco Securitization Corporation CA Series 2003 A-1 (Tobacco Revenue)	6.25	06/01/2033	2,165,000	2,338,828
Golden West CA Schools Financing Authority Capital Appreciation Series A (Miscellaneous Revenue, NATL-RE Insured)(z)	1.72	08/01/2011	450,000	449,240
Golden West CA Schools Financing Authority Capital Appreciation Series A (Miscellaneous Revenue, NATL-RE Insured)(z)	3.22	02/01/2014	235,000	214,832
Golden West CA Schools Financing Authority Capital Appreciation Series A (Miscellaneous Revenue, NATL-RE Insured)(z)	3.36	02/01/2014	455,000	415,952
Golden West CA Schools Financing Authority Capital Appreciation Series A (Miscellaneous Revenue, NATL-RE Insured)(z)	3.61	02/01/2013	360,000	344,016
Hawthorne CA School District Election 2008 Series A (Tax Revenue, Assured Guaranty Insured)(z)	3.73	08/01/2015	100,000	88,572
Hawthorne CA School District Election 2008 Series A (Tax Revenue, Assured Guaranty Insured)(z)	3.90	08/01/2016	155,000	131,231
Hawthorne CA School District Election 2008 Series A (Tax Revenue, Assured Guaranty Insured)(z)	4.04	08/01/2017	165,000	132,540
Highland CA Community Facilities District 90-1 Series A (Tax Revenue, AMBAC Insured)	4.25	09/01/2011	100,000	100,548

46	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

CALIFORNIA LIMITED-TERM TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
Horicon CA Elementary School District (Tax Revenue, AMBAC Insured)	4.00%	08/01/2011	$240,000	$240,487
Horicon CA Elementary School District (Tax Revenue, AMBAC Insured)	4.00	08/01/2012	265,000	271,167
Horicon CA Elementary School District (Tax Revenue, AMBAC Insured)	4.00	08/01/2013	280,000	291,295
Horicon CA Elementary School District (Tax Revenue, AMBAC Insured)	4.00	08/01/2014	295,000	309,169
Industry CA Airport Revenue Refunding Senior Series B (Tax Revenue, NATL-RE Insured)	4.00	05/01/2018	1,000,000	971,040
Industry CA Refunding Series B (Tax Revenue)	4.00	07/01/2011	250,000	250,025
Inglewood CA RDA Sub Lien Merged Redevelopment Project (Tax Revenue, ACA Insured)(z)	4.21	05/01/2012	395,000	380,780
Inglewood CA RDA Sub Lien Merged Redevelopment Project (Tax Revenue, ACA Insured)(z)	4.56	05/01/2013	150,000	137,499
Inland Valley CA Development Agency Series C (Tax Revenue)±§	4.50	03/01/2041	3,000,000	3,105,840
Inland Valley CA Development Agency Series B (Tax Revenue)±§	4.25	03/01/2041	2,500,000	2,570,025
Irvine Ranch CA Water District Series A (Utilities Revenue, GO of District Insured)±§	0.13	10/01/2037	1,000,000	999,920
Kern CA Community College District COP (Lease Revenue)	4.00	04/01/2014	2,500,000	2,584,225
Keyes CA USD Capital Appreciation (Tax Revenue, NATL-RE FGIC Insured)(z)	3.11	08/01/2013	145,000	136,483
Keyes CA USD Capital Appreciation (Tax Revenue, NATL-RE FGIC Insured)(z)	3.23	08/01/2015	150,000	129,662
Keyes CA USD Capital Appreciation (Tax Revenue, NATL-RE FGIC Insured)(z)	3.33	08/01/2016	155,000	127,368
Lake Elsinore CA PFFA (Tax Revenue, AMBAC Insured)	4.00	09/01/2016	1,830,000	1,832,471
Lancaster CA RDA Combined Redevelopment Project Areas (Tax Revenue)	4.50	08/01/2014	750,000	752,760
Lancaster CA RDA Combined Redevelopment Project Areas (Tax Revenue)	4.75	08/01/2015	585,000	586,486
Liberty CA USD Capital Appreciation Series B (Tax Revenue, NATL-RE FGIC Insured)(z)	3.96	08/01/2017	300,000	230,859
Lindsay CA USD COP (Lease Revenue, Assured Guaranty Insured)	5.00	10/01/2014	340,000	367,380
Lodi CA USD COP Aspire Project Series A (Lease Revenue, NATL-RE FGIC Insured)	4.00	08/01/2011	495,000	496,119
Long Beach CA Bond Finance Authority Aquarium of The Pacific (Lease Revenue, AMBAC Insured)	5.50	11/01/2012	1,535,000	1,552,821
Long Beach CA Bond Finance Authority Aquarium of The Pacific (Lease Revenue, AMBAC Insured)	5.50	11/01/2015	1,045,000	1,053,266
Long Beach CA Bond Finance Authority Public Safety Facilities Project (Lease Revenue, AMBAC Insured)	5.25	11/01/2013	1,080,000	1,113,275
Long Beach CA Harbor AMT Series A (Port, Airport, & Marina Authority Revenue, NATL-RE Insured)	5.00	05/15/2016	500,000	549,390
Long Beach CA Public Safety Facilities Project (Lease Revenue, AMBAC Insured)	5.25	11/01/2015	250,000	255,420
Long Beach CA Senior Series B (Port, Airport, & Marina Authority Revenue)	4.00	06/01/2014	995,000	1,031,915
Los Angeles CA Building Authority Series A (Lease Revenue)	5.20	10/01/2012	475,000	478,848
Los Angeles CA CDA Earthquake Disaster Project Series D (Tax Revenue)	5.00	09/01/2014	255,000	266,424
Los Angeles CA CDA Earthquake Disaster Project Series D (Tax Revenue)	5.00	09/01/2015	375,000	395,243
Los Angeles CA COP Hollywood Presbyterian Medical Center (Lease Revenue, Industrial Indemnity Company Insured)	9.63	07/01/2013	160,000	173,698
Los Angeles CA DW&P Prerefunded MBIA (Utilities Revenue, NATL-RE Bank of New York Insured)	4.75	08/15/2011	230,000	230,865
Los Angeles CA DW&P Unrefunded Power System Series A-1 (Water & Sewer Revenue, NATL-RE Insured)	4.30	07/01/2012	100,000	100,317
Los Angeles CA DW&P Unrefunded Power System Series A-2 (Water & Sewer Revenue, NATL-RE Insured)	5.38	07/01/2020	605,000	617,161
Los Angeles CA Harbor Department Series B (Transportation Revenue, AMBAC Insured)	5.50	08/01/2017	500,000	502,205
Los Angeles CA Municipal Improvement Corporation Series A (Lease Revenue, NATL-RE FGIC Insured)	5.00	08/01/2011	100,000	100,357
Los Angeles CA Series A (Tax Revenue, NATL-RE Insured)	5.00	09/01/2018	2,000,000	2,012,360

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	47

CALIFORNIA LIMITED-TERM TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
Los Angeles CA TRAN (Tax Revenue)	2.50%	03/30/2012	$1,000,000	$1,015,660
Los Angeles CA TRAN (Tax Revenue)	2.50	04/30/2012	1,000,000	1,017,310
Los Angeles CA USD 1997 Election Series E (Tax Revenue, NATL-RE Insured)	4.25	07/01/2011	100,000	100,011
Los Angeles CA USD COP Multiple Properties Series A (Lease Revenue)	5.00	12/01/2015	1,750,000	1,920,643
Los Angeles CA USD Election of 2004 Series F (Tax Revenue, FGIC Insured)	5.00	07/01/2020	2,500,000	2,730,900
Los Angeles County CA Capital Asset Leasing Corporation Series B (Lease Revenue, AMBAC Insured)	6.00	12/01/2014	200,000	214,044
Los Angeles County CA Capital Asset Leasing Corporation Series B (Lease Revenue, AMBAC Insured)	6.00	12/01/2015	1,835,000	1,978,405
Los Angeles County CA Capital Asset Leasing Corporation Series B (Lease Revenue, AMBAC Insured)	6.00	12/01/2016	3,285,000	3,550,625
Los Angeles County CA Community Facilities District # 5 Rowland Heights Area (Tax Revenue, AGM Insured)	5.00	09/01/2019	1,000,000	1,005,700
Los Angeles County CA COP Capital Appreciation Disney Package Projects (Lease Revenue)(z)	3.06	03/01/2014	100,000	93,880
Los Angeles County CA Metropolitan Transportation Authority 1st Tier Senior (Tax Revenue)	5.00	07/01/2011	100,000	100,013
Los Angeles County CA Metropolitan Transportation Authority Series D (Tax Revenue)	5.00	07/01/2012	200,000	209,426
Los Angeles County CA Public Works Financing Authority Master Project Series A (Lease Revenue, NATL-RE FGIC Insured)	5.00	09/01/2011	250,000	251,568
Los Angeles County CA Public Works Financing Authority Master Project Series A (Lease Revenue, NATL-RE FGIC Insured)	5.00	09/01/2014	690,000	747,712
Los Angeles County CA Public Works Financing Authority Master Project Series A (Lease Revenue, NATL-RE FGIC Insured)	5.00	09/01/2019	2,875,000	2,940,464
Los Angeles County CA Schools Financing Program COP Series A1 (Miscellaneous Revenue)	2.00	06/29/2012	915,000	928,524
Los Angeles County CA Schools Financing Program COP Series A2 (Miscellaneous Revenue)	2.00	03/30/2012	1,000,000	1,009,930
Los Angeles County CA Schools Financing Program COP Series A3 (Miscellaneous Revenue)	2.00	03/30/2012	1,000,000	1,007,740
Los Angeles County CA TRAN Series A (Tax Revenue)	2.50	02/29/2012	1,000,000	1,013,970
Los Angeles County CA TRAN Series B (Tax Revenue)	2.50	03/30/2012	1,000,000	1,015,630
Merced CA Union High School Capital Appreciation Series A (Tax Revenue, NATL-RE FGIC Insured)(z)	4.30	08/01/2019	2,190,000	1,475,359
Metropolitan Water District of Southern California Series A4 (Water & Sewer Revenue)±§	0.24	07/01/2036	2,000,000	1,999,520
Modesto CA Irrigation District COP Capital Improvements Series A (Lease Revenue, AMBAC Insured)	1.45	07/01/2011	175,000	174,993
Modesto CA Irrigation District COP Capital Improvements Series A (Lease Revenue, AMBAC Insured)(z)	4.29	07/01/2016	900,000	698,724
Modesto CA Irrigation District COP Capital Improvements Series A (Lease Revenue, AGM Insured)	5.25	07/01/2016	1,000,000	1,019,830
Mojave CA USD COP (Lease Revenue, AGM Insured)	3.00	08/01/2012	300,000	308,022
Mojave CA USD COP (Lease Revenue, AGM Insured)(z)	3.64	09/01/2012	500,000	490,445
Monrovia CA Redevelopment Agency Century Redevelopment Project Area # 1 (Tax Revenue)	4.40	06/01/2012	1,000,000	992,250
Moreno Valley CA PFA (Lease Revenue, AMBAC Insured)	5.00	11/01/2013	580,000	619,312
Moreno Valley CA USD Financing Authority Series A (Tax Revenue, AGM Insured)	5.00	08/15/2014	1,000,000	1,004,860
Mount Diablo CA USD (Tax Revenue)	2.00	02/01/2012	620,000	626,076
Mount Pleasant CA Elementary School District Capital Appreciation 1998 Election Series S (Tax Revenue, AMBAC Insured)(z)	3.42	09/01/2014	1,070,000	971,603

48	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

CALIFORNIA LIMITED-TERM TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
Mountain View CA Shoreline Regional Park Community Series A (Tax Revenue, NATL-RE Insured)	5.50%	08/01/2013	$340,000	$340,643
Napa-Vallejo CA Solid Waste Transfer Facility (Resource Recovery Revenue)	5.30	02/15/2012	990,000	992,257
New Haven CA USD Refunding (Tax Revenue, AGM Insured)	12.00	08/01/2013	905,000	1,110,019
Norco CA RDA Refunding Redevelopment Project Area #1 (Tax Revenue)	4.00	03/01/2014	100,000	101,224
Northern California Transmission California-Oregon Transportation Project Series A (Utilities Revenue, NATL-RE Insured)	7.00	05/01/2013	1,845,000	1,969,814
Norwalk CA Community Facilities Authority Refunding Parking & Improvement Project Series A (Lease Revenue, AMBAC Insured)	3.90	04/01/2012	180,000	180,319
Oakland CA COP Oakland Museum Series A (Lease Revenue, AMBAC Insured)	5.00	04/01/2012	225,000	228,332
Oakland CA Financing Authority Housing Set-Aside (Tax Revenue, AMBAC Insured)	5.00	09/01/2018	2,000,000	2,050,180
Oakland CA Joint Powers Financing Authority Oakland Convention Centers (Lease Revenue, AMBAC Insured)	5.50	10/01/2011	1,125,000	1,132,144
Oakland CA Joint Powers Financing Authority Oakland Convention Centers (Lease Revenue, AMBAC Insured)	5.50	10/01/2013	1,585,000	1,656,864
Oakland CA Joint Powers Financing Authority Oakland Convention Centers (Lease Revenue, AMBAC Insured)	5.50	10/01/2014	580,000	610,050
Oakland CA Joint Powers Financing Authority Series A1 (Lease Revenue, Assured Guaranty Insured)	5.25	01/01/2017	1,885,000	2,082,567
Oakland CA RDA Sub Tax Allocation Centre Distribution (Tax Revenue, NATL-RE FGIC Insured)	5.50	09/01/2012	105,000	108,300
Oakland CA RDA Sub Tax Allocation Centre Distribution (Tax Revenue, NATL-RE FGIC Insured)	5.50	09/01/2015	475,000	488,405
Oakland CA USD Alameda County (Tax Revenue, NATL-RE FGIC Insured)	3.75	08/01/2012	500,000	509,550
Oakland CA USD Alameda County Election 2000 (Tax Revenue, NATL-RE Insured)	5.00	08/01/2016	530,000	563,496
Oakland CA USD Alameda County Election 2006 Series A (Tax Revenue)	4.00	08/01/2014	435,000	452,939
Oxnard CA COP (Lease Revenue, AMBAC Insured)	4.45	06/01/2012	185,000	185,209
Palm Desert CA Financing Authority Housing Set-Aside (Tax Revenue, NATL-RE Insured)	5.00	10/01/2013	1,200,000	1,236,240
Palm Springs CA Airport Sub Lien Palm Springs International Airport (Port, Airport, & Marina Authority Revenue)	5.10	07/01/2012	290,000	293,089
Palm Springs CA Airport Sub Lien Palm Springs International Airport (Port, Airport, & Marina Authority Revenue)	5.20	07/01/2013	410,000	412,148
Palm Springs CA Airport Sub Lien Palm Springs International Airport (Port, Airport, & Marina Authority Revenue)	5.30	07/01/2013	90,000	89,966
Palm Springs CA Airport Sub Lien Palm Springs International Airport (Port, Airport, & Marina Authority Revenue)	5.30	07/01/2014	430,000	425,253
Palo Verde CA USD FlexFund Program (Lease Revenue)(i)	4.80	09/01/2027	950,716	937,758
Palomar CA Palomar County Election 2006 Series B (Tax Revenue)(z)	2.53	08/01/2016	250,000	216,835
Palomar CA Palomar County Election 2006 Series B (Tax Revenue)(z)	2.87	08/01/2017	880,000	717,270
Palomar Pomerado CA Health System (Health Revenue, NATL-RE Insured)	5.38	11/01/2011	85,000	85,141
Palomar Pomerado CA Health System Capital Appreciation (Tax Revenue, NATL-RE Insured)(z)	3.99	08/01/2017	2,000,000	1,549,740
Patterson CA Joint USD Capital Appreciation Series A (Tax Revenue, NATL-RE FGIC Insured)(z)	3.10	08/01/2015	140,000	120,030
Pomona CA PFA Redevelopment Project Series AD (Tax Revenue, NATL-RE Insured)	4.75	02/01/2013	1,830,000	1,832,288
Pomona CA USD Series A (Tax Revenue, NATL-RE Insured)	6.15	08/01/2015	3,810,000	3,940,454
Pomona CA USD Series A (Tax Revenue, NATL-RE Insured)	6.50	08/01/2019	800,000	827,304
Pomona CA USD Series A (Tax Revenue, NATL-RE Insured)	6.70	08/01/2012	100,000	106,964
Port of Oakland CA Series K Unrefunded (Port, Airport, & Marina Authority Revenue, NATL-RE FGIC Insured)	5.75	11/01/2012	2,430,000	2,439,185

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	49

CALIFORNIA LIMITED-TERM TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
Port of Oakland CA Series K Unrefunded (Port, Airport, & Marina Authority Revenue, NATL-RE FGIC Insured)	5.75%	11/01/2014	$995,000	$997,816
Port of Oakland CA Series K Unrefunded (Port, Airport, & Marina Authority Revenue, NATL-RE FGIC Insured)	5.88	11/01/2017	500,000	500,955
Port of Oakland CA Series N AMT (Port, Airport, & Marina Authority Revenue, NATL-RE Insured)	5.00	11/01/2014	1,000,000	1,035,400
Port of Oakland CA Unrefunded Balance Series K (Port, Airport, & Marina Authority Revenue, NATL-RE FGIC Insured)	5.75	11/01/2013	1,000,000	1,003,310
Poway CA Community Facilities District # 88-1 Parkway Business (Tax Revenue)	3.63	08/15/2014	1,100,000	1,109,361
Poway CA RDA Paguay Redevelopment Project Series A (Tax Revenue, NATL-RE Insured)	4.50	06/15/2014	580,000	590,858
Poway CA USD Public Financing Authority Series C (Lease Revenue, AGM Insured)±§	3.13	12/01/2042	250,000	252,568
Rancho Cucamonga CA Redevelopment Agency Rancho Redevelopment Project (Tax Revenue, AMBAC Insured)	5.00	09/01/2011	410,000	411,870
Rancho Cucamonga CA Redevelopment Agency Rancho Redevelopment Project (Tax Revenue, AGM Insured)	5.00	09/01/2013	500,000	501,690
Redlands CA PFA Series A (Water & Sewer Revenue, AGM Insured)	5.00	09/01/2017	1,000,000	1,005,350
Redondo Beach CA USD Capital Appreciation Election of 2008 Series E (Tax Revenue)(z)	3.17	08/01/2018	345,000	266,237
Redondo Beach CA USD Capital Appreciation Election of 2008 Series E (Tax Revenue)(z)	3.59	08/01/2020	460,000	305,164
Redondo Beach CA USD Capital Appreciation Election of 2008 Series E (Tax Revenue)(z)	2.45	08/01/2016	225,000	195,082
Ridgecrest CA Redevelopment Agency Ridgecrest Redevelopment Project (Tax Revenue)	3.00	06/30/2013	915,000	912,639
Ridgecrest CA Redevelopment Agency Ridgecrest Redevelopment Project (Tax Revenue)	3.38	06/30/2014	1,060,000	1,056,258
Ridgecrest CA Redevelopment Agency Ridgecrest Redevelopment Project (Tax Revenue)	3.75	06/30/2015	630,000	633,956
Riverside CA Community College District Election 2004 Series D (Tax Revenue)(z)	4.09	08/01/2020	535,000	350,158
Riverside CA Community Facilities District # 88-1 Series A (Tax Revenue)±§	4.00	09/01/2014	1,025,000	1,073,677
Riverside CA Community Facilities District # 90-1 Series A (Tax Revenue, NATL-RE Insured)	5.50	09/01/2013	1,100,000	1,104,873
Riverside CA COP (Lease Revenue, NATL-RE Insured)	5.00	11/01/2012	200,000	206,654
Riverside County CA Asset Leasing Corporation Hospital Project Series B (Health Revenue, NATL-RE Insured)	5.70	06/01/2016	500,000	519,795
Riverside County CA Palm Desert Financing Authority Series A (Lease Revenue)	4.50	05/01/2012	1,200,000	1,231,608
Riverside County CA PFA Jurupa Valley Desert & Interstate 215 (Tax Revenue, NATL-RE Insured)	4.50	10/01/2015	545,000	561,012
Riverside County CA PFA Jurupa Valley Desert & Interstate 215 (Tax Revenue, NATL-RE Insured)	5.00	10/01/2014	1,000,000	1,039,660
Riverside County CA Public Safety Communication Series A (Lease Revenue, AMBAC Insured)	4.00	11/01/2011	250,000	252,900
Riverside County CA Transportation Various Limited Tax Series B (Tax Revenue)±§	0.05	06/01/2029	2,815,000	2,815,000
Robla CA School District Series B (Tax Revenue, NATL-RE Insured)(z)	4.20	08/01/2018	1,330,000	964,197
Roseville City CA Natural Gas Financing Authority (Energy Revenue)	5.00	02/15/2015	500,000	530,465
Roseville City CA School District COP Financing Project (Lease Revenue, AGM Insured)	4.75	09/01/2016	500,000	501,135
Sacramento CA Airport Grant Series D (Port, Airport, & Marina Authority Revenue, NATL-RE FGIC Insured)	5.00	07/01/2012	225,000	234,200
Sacramento CA Airport Grant Series D (Port, Airport, & Marina Authority Revenue)	5.00	07/01/2014	1,000,000	1,093,590

50	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

CALIFORNIA LIMITED-TERM TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
Sacramento CA City Financing Authority Building Series A (Lease Revenue, AMBAC Insured)	5.25%	05/01/2015	$535,000	$535,851
Sacramento CA City Financing Authority EPA Building Series B (Lease Revenue, AMBAC Insured)	5.00	05/01/2014	1,250,000	1,251,738
Sacramento CA City Financing Authority Series B (Lease Revenue)	5.00	11/01/2014	970,000	1,000,157
Sacramento CA Financing Authority (Lease Revenue, NATL-RE FGIC Insured)	5.00	12/01/2017	6,060,000	6,427,761
Sacramento CA MUD Series G (Utilities Revenue, NATL-RE Insured)	6.50	09/01/2013	445,000	465,893
Sacramento CA MUD Series O (Utilities Revenue, NATL-RE Insured)	5.25	08/15/2015	310,000	311,603
Sacramento CA MUD Series O (Utilities Revenue, NATL-RE Insured)	5.25	08/15/2016	250,000	251,270
Sacramento CA Regional Art Facilities Financing Authority COP (Lease Revenue, AMBAC Insured)	4.10	09/01/2015	150,000	149,379
Sacramento CA Sanitation District Financing Authority (Water & Sewer Revenue, NATL-RE FGIC Insured)	4.00	12/01/2011	120,000	121,892
Salinas Valley CA Solid Waste Authority (Resource Recovery Revenue, AMBAC Insured)	5.00	08/01/2012	985,000	1,013,092
San Bernardino County CA COP Arrowhead Project Series A (Lease Revenue)	5.50	08/01/2020	2,000,000	2,167,220
San Bernardino County CA COP Medical Centre Financing Project (Lease Revenue, NATL-RE Insured)	5.50	08/01/2017	720,000	750,370
San Bernardino County CA Financing Authority Facilities Project (Miscellaneous Revenue)	5.10	06/01/2017	710,000	651,936
San Bernardino County CA Joint Powers Financing Authority Series A (Tax Revenue, AGM Insured)	5.75	10/01/2014	1,425,000	1,571,675
San Diego CA PFFA Ballpark Series A (Lease Revenue, AMBAC Insured)††	5.00	02/15/2016	1,825,000	2,011,552
San Diego CA RDA Naval Training Center Series A (Tax Revenue)	3.00	09/01/2011	310,000	310,316
San Diego CA RDA Naval Training Center Series A (Tax Revenue)	3.00	09/01/2013	165,000	163,865
San Diego CA RDA Naval Training Center Series A (Tax Revenue)	3.00	09/01/2014	355,000	347,726
San Diego CA RDA Naval Training Center Series A (Tax Revenue)	3.50	09/01/2015	365,000	361,675
San Diego CA RDA Naval Training Center Series A (Tax Revenue)	4.00	09/01/2016	380,000	380,863
San Diego CA RDA Naval Training Center Series A (Tax Revenue, AMBAC Insured)	4.50	09/01/2017	555,000	565,295
San Diego CA RDA Naval Training Center Series A (Tax Revenue)	4.50	09/01/2017	345,000	349,188
San Diego CA RDA Tax Allocation Centre City Series A (Tax Revenue, XLCA Insured)	5.00	09/01/2014	665,000	706,762
San Diego CA RDA Tax Allocation Centre City Series A (Tax Revenue, AMBAC Insured)	5.13	09/01/2011	375,000	376,376
San Diego CA Redevelopment Agency Tax Allocation Centre City Series A (Tax Revenue, XLCA Insured)	5.25	09/01/2015	2,215,000	2,352,308
San Diego CA USD Series C (Tax Revenue, AGM Insured)	5.00	07/01/2021	100,000	102,350
San Diego County CA COP (Lease Revenue, AMBAC Insured)	5.63	09/01/2012	1,800,000	1,848,744
San Diego County CA Regional Transportation Community Limited Tax Series D (Tax Revenue)±§	2.50	04/01/2038	3,000,000	3,000,000
San Diego County CA USD TRAN Series B2 (Miscellaneous Revenue, GO of Participants Insured)	2.00	04/30/2012	1,000,000	1,012,030
San Francisco CA Airport Improvement United Airlines Incorporated Project (Port, Airport, & Marina Authority Revenue)	8.00	07/01/2013	265,000	283,410
San Francisco CA Building Authority Department of General Services Series A (Lease Revenue)	5.00	10/01/2013	535,000	551,018
San Francisco CA City & County Airport Commission Series 37-C (Port, Airport, & Marina Authority Revenue, FSA Insured)±§	2.75	05/01/2029	1,000,000	1,000,000
San Francisco CA City & County Airports Commission Second Series Issue 30 (Port, Airport, & Marina Authority Revenue, XLCA Insured)	4.00	05/01/2014	240,000	249,348
San Francisco CA City & County RDA Capital Appreciation Redevelopment Project Series C (Tax Revenue, NATL-RE Insured)(z)	2.70	08/01/2013	300,000	282,714

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	51

CALIFORNIA LIMITED-TERM TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
San Francisco CA City & County RDFA George R. Moscone Center (Lease Revenue, AGM Insured)	5.00%	07/01/2017	$1,000,000	$1,013,180
San Francisco CA City & County RDFA Mission Bay North Redevelopment Series C (Tax Revenue)	4.50	08/01/2014	125,000	127,694
San Francisco CA City & County RDFA Mission Bay North Redevelopment Series C (Tax Revenue)	4.50	08/01/2016	310,000	315,875
San Francisco CA City & County RDFA Mission Bay South Redevelopment Series D (Tax Revenue)	4.00	08/01/2012	500,000	513,030
San Francisco CA City & County RDFA Mission Bay South Redevelopment Series D (Tax Revenue)	5.00	08/01/2014	500,000	525,030
San Francisco CA City & County RDFA San Francisco Redevelopment Project Series A (Tax Revenue, AMBAC Insured)	3.50	08/01/2011	180,000	180,196
San Francisco CA City & County RDFA San Francisco Redevelopment Project Series B (Tax Revenue, NATL-RE FGIC Insured)	5.25	08/01/2013	250,000	260,478
San Francisco CA City & County RDFA San Francisco Redevelopment Project Series B (Tax Revenue, NATL-RE FGIC Insured)	5.25	08/01/2018	2,000,000	2,049,520
San Joaquin County CA Administration Building (Lease Revenue, NATL-RE Insured)	5.00	11/15/2014	760,000	823,825
San Joaquin Hills County CA Transportation Corridor Agency Capital Appreciation Series A (Transportation Revenue, NATL-RE Insured)(z)	5.21	01/15/2015	2,000,000	1,591,840
San Jose CA Airport Revenue Series A (Port, Airport, & Marina Authority Revenue, AGM-CR AMBAC Insured)	5.50	03/01/2019	5,220,000	5,642,507
San Jose CA Financing Authority Convention Center Project Series F (Lease Revenue, NATL-RE Insured)	5.00	09/01/2015	1,000,000	1,006,180
San Jose CA Libraries & Parks Project (Tax Revenue)	5.00	09/01/2017	715,000	720,077
San Jose CA Redevelopment Agency Series A (Tax Revenue, NATL-RE Insured)	5.00	08/01/2017	300,000	292,314
San Jose CA Redevelopment Agency Series A (Tax Revenue)	5.25	08/01/2011	675,000	676,640
San Jose CA Redevelopment Agency Series A (Tax Revenue)	6.13	08/01/2015	550,000	589,688
San Luis & Delta Mendota CA Water Authority DHCCP Development Project Series A (Water & Sewer Revenue)	4.50	03/01/2014	1,000,000	1,071,100
Santa Ana CA Community Redevelopment Agency Merged Project Area Series A (Tax Revenue)	5.25	09/01/2019	1,000,000	1,030,730
Santa Ana CA USD (Tax Revenue, NATL-RE Insured)	4.00	08/01/2011	200,000	200,590
Santa Ana CA USD Capital Appreciation Election of 2008 Series A (Tax Revenue)(z)	3.69	08/01/2020	1,815,000	1,182,037
Santa Clara Valley CA Redevelopment Agency Capital Appreciation Bayshore North Project (Tax Revenue)(z)	4.39	06/01/2016	1,370,000	1,078,587
Santa Clara Valley CA Sub Series A (Utilities Revenue, NATL-RE Insured)	4.00	07/01/2011	100,000	100,009
Santa Cruz Valley CA RDA Live Oak Soquel Community Improvement Series A (Tax Revenue)	4.20	09/01/2012	120,000	122,258
Santa Maria CA Water & Wastewater Capital Appreciation Sub Series A (Water & Sewer Revenue, AMBAC Insured)(z)	3.28	08/01/2014	1,170,000	1,063,062
Sierra CA Joint Community College District School Facilities Improvement District # 2 Capital Appreciation Series B (Tax Revenue, NATL-RE Insured)(z)	3.43	08/01/2015	500,000	440,730
Signal Hill CA Redevelopment Project # 1 (Tax Revenue)	4.13	10/01/2016	550,000	561,699
South Gate CA PFA Southgate Redevelopment Project # 1 (Tax Revenue, AMBAC Insured)	5.25	09/01/2019	1,365,000	1,370,160
Southern California Public Power Authority Hydroelectric Power Project Series A (Utilities Revenue, AGM Insured)	5.25	10/01/2015	500,000	505,470
Southern California Public Power Authority Multiple Projects (Utilities Revenue, AGM-CR Insured)	6.75	07/01/2011	100,000	100,018
Southern California Public Power Authority National Gas Project # 1 Series A (Energy Revenue)	5.00	11/01/2012	550,000	579,469

52	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

CALIFORNIA LIMITED-TERM TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
State of California (Tax Revenue)	6.25%	09/01/2012	$1,850,000	$1,901,763
Torrance CA RDA Referendum Senior Lien Series C (Tax Revenue, NATL-RE Insured)	5.45	09/01/2018	1,980,000	1,981,663
Tracy CA Joint USD Election 2006 (Tax Revenue, AGM Insured)	6.00	08/01/2013	315,000	347,439
Tustin CA Community Redevelopment Project Area (Tax Revenue)	2.00	09/01/2011	200,000	199,968
Tustin CA Community Redevelopment Project Area (Tax Revenue)	3.00	09/01/2012	560,000	564,200
Tustin CA USD Community District # 88-1 (Tax Revenue, AGM Insured)	5.00	09/01/2011	150,000	151,097
Union City CA Community Redevelopment Agency Sub Lien (Tax Revenue)	4.00	12/01/2015	210,000	213,287
Union City CA Community Redevelopment Agency Sub Lien (Tax Revenue)	4.38	12/01/2016	475,000	487,008
Union City CA Community Redevelopment Agency Union City Community Redevelopment Project (Tax Revenue, Assured Guaranty Insured)	3.00	10/01/2013	55,000	54,759
Vallejo City CA USD Series A (Tax Revenue, NATL-RE Insured)	5.00	02/01/2013	545,000	561,552
Victor Valley CA Elementary School District School Construction Project (Lease Revenue, NATL-RE Insured)	6.45	05/01/2018	1,230,000	1,322,225
Victor Valley CA Joint USD Capital Appreciation Bonds (Tax Revenue, Assured Guaranty Insured)(z)	3.29	08/01/2015	280,000	246,809
Walnut Valley CA USD Series A (Tax Revenue, NATL-RE Insured)	7.20	02/01/2016	235,000	243,368
Washington CA USD Yolo County COP New High School Project (Lease Revenue, AMBAC Insured)	4.25	08/01/2013	465,000	485,093
Washington Township CA Health Care District (Health Revenue)	5.00	07/01/2011	500,000	500,040
Washington Township CA Health Care District (Health Revenue)	5.00	07/01/2012	1,000,000	1,002,250
Washington Township CA Health Care District Series A (Health Revenue)	5.00	07/01/2013	905,000	949,472
Washington Township CA Health Care District Series A (Health Revenue)	5.00	07/01/2014	975,000	1,037,810
Washington Township CA Health Care District Series A (Health Revenue)	5.00	07/01/2021	1,040,000	1,052,896
West Contra Costa CA USD 2000 Election Series C (Tax Revenue, NATL-RE FGIC Insured)	5.25	08/01/2018	2,355,000	2,381,965
West Contra Costa CA USD Capital Appreciation Bonds (Tax Revenue, NATL-RE FGIC Insured)(z)	2.40	08/01/2011	520,000	518,986
West Contra Costa CA USD Election of 2002 Series B (Tax Revenue, AGM Insured)	5.00	08/01/2018	415,000	420,461
West Contra Costa CA USD Election of 2002 Series C (Tax Revenue, NATL-RE FGIC Insured)	4.25	08/01/2017	785,000	810,073
West Hollywood CA Community Development Department East Side Redevelopment Project Series A (Tax Revenue)	3.25	09/01/2013	265,000	265,710
West Hollywood CA Community Development Department East Side Redevelopment Project Series A (Tax Revenue)	4.00	09/01/2014	250,000	250,950
West Hollywood CA Community Development Department East Side Redevelopment Project Series A (Tax Revenue)	5.00	09/01/2015	200,000	204,896
West Sacramento CA Flood Control Agency (Miscellaneous Revenue)	2.25	09/01/2012	100,000	101,793
West Sacramento CA Flood Control Agency (Miscellaneous Revenue)	2.25	09/01/2016	265,000	261,205
West Sacramento CA Flood Control Agency (Miscellaneous Revenue)	2.25	09/01/2017	270,000	258,344
West Sacramento CA Flood Control Agency (Miscellaneous Revenue)	2.50	09/01/2018	275,000	262,611
West Sacramento CA Flood Control Agency (Miscellaneous Revenue)	2.75	09/01/2019	285,000	271,129
West Sacramento CA Flood Control Agency (Miscellaneous Revenue)	5.00	09/01/2020	290,000	322,964
Westminster CA Redevelopment Agency Commercial Project #1 (Tax Revenue)	2.00	11/01/2012	2,335,000	2,353,143
Whittier CA HCFR Presbyterian Intercommunity Hospital Series D (Health Revenue)	4.00	06/01/2013	1,000,000	1,047,470
Whittier CA PFA Greenleaf Avenue Whittier RDA Series A (Lease Revenue)	5.00	11/01/2012	245,000	247,928
Winters CA Joint Union School District Yolo Solano County Project (Tax Revenue, AGM Insured)	2.00	07/01/2011	290,000	290,009
Woodland CA Finance Authority East Main Street Assessment District (Miscellaneous Revenue)	5.20	09/02/2011	200,000	200,914

				340,221,551

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	53

CALIFORNIA LIMITED-TERM TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Guam: 0.15%
Guam Government Limited Obligation Section 30 Series A (Miscellaneous Revenue)	5.00%	12/01/2012	$520,000	$540,400

Puerto Rico: 4.40%
Commonwealth of Puerto Rico Public Improvement (Miscellaneous Revenue)	5.25	07/01/2011	100,000	100,011
Puerto Rico Commonwealth (Tax Revenue, AGM Insured)	5.00	07/01/2015	1,000,000	1,068,780
Puerto Rico Electric Power Authority Series JJ (Utilities Revenue, NATL-RE Insured)	5.25	07/01/2013	2,000,000	2,133,740
Puerto Rico HFA Sub-Capital Fund Modernization (Housing Revenue)	5.50	12/01/2017	1,895,000	2,103,677
Puerto Rico HFA Sub-Capital Fund Modernization (Housing Revenue)	5.50	12/01/2018	1,250,000	1,378,925
Puerto Rico HFA Sub-Capital Fund Modernization (Housing Revenue)	5.50	12/01/2019	1,000,000	1,084,890
Puerto Rico HFA Vivienda Modernization (Housing Revenue)	4.75	10/01/2011	2,080,000	2,086,843
Puerto Rico Highway & Transportation Authority (Tax Revenue, NATL-RE Insured)	5.25	07/01/2014	860,000	871,593
Puerto Rico Housing HFA Capital Funding Program (GO-Local, HUD Loan Insured)	5.00	12/01/2016	1,815,000	1,915,642
Puerto Rico Municipal Financing Agency Series A (Tax Revenue, AGM Insured)	5.75	08/01/2011	100,000	100,415
Puerto Rico Municipal Financing Agency Series C (Tax Revenue, AGM Insured)	5.00	08/01/2013	1,125,000	1,207,463
Puerto Rico Sales Tax Financing Corporation First Subseries A (Tax Revenue)±§	5.00	08/01/2039	2,000,000	2,008,300

				16,060,279

Virgin Islands: 0.45%
Virgin Islands PFA Gross Receipts Taxes Loan Notes (Tax Revenue, NATL-RE FGIC Insured)	5.00	10/01/2013	500,000	530,670
Virgin Islands PFA Gross Receipts Taxes Loan Notes (Miscellaneous Revenue, AGM Insured)	5.25	10/01/2016	1,000,000	1,098,510

				1,629,180

Total Municipal Bonds and Notes (Cost $355,552,425)				358,451,410

	Yield		Shares

Short-Term Investments: 2.23%

Investment Companies: 2.23%
Wells Fargo Advantage California Municipal Money Market Fund(l)(u)	0.01		8,131,534	8,131,534

Total Short-Term Investments (Cost $8,131,534)				8,131,534

Total Investments in Securities
(Cost $363,683,959)*	100.58%	366,582,944
Other Assets and Liabilities, Net	(0.58)	(2,129,883)

Total Net Assets	100.00%	$364,453,061

54	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

CALIFORNIA LIMITED-TERM TAX-FREE FUND

(z)	Zero coupon security. Rate represents yield to maturity.

±	Variable rate investments.

§	These securities are subject to a demand feature which reduces the effective maturity.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

††	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(n)	Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

(m)	An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $363,718,105 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$4,231,780
Gross unrealized depreciation	(1,366,941)

Net unrealized appreciation	$2,864,839

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	55

CALIFORNIA TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Municipal Bonds and Notes: 96.39%

California: 95.32%
ABC USD CA Capital Appreciation Series B (Tax Revenue, NATL-RE FGIC GO of District Insured)(z)	4.52%	08/01/2018	$1,500,000	$1,091,955
Alameda CA Corridor Transportation Authority Capital Appreciation Sub Lien Series A (Transportation Revenue, AMBAC Insured)(z)	4.21	10/01/2018	3,800,000	2,614,628
Alameda CA Corridor Transportation Authority Capital Appreciation Sub Lien Series A (Transportation Revenue, AMBAC Insured)(z)	4.97	10/01/2019	3,000,000	1,910,220
Alameda Corridor Transportation Authority CA Capital Appreciation Sub Lien Series A (Transportation Revenue, AMBAC Insured)±	5.25	10/01/2021	3,000,000	2,593,830
Alhambra CA Unified School District Election of 2008 Series B (Tax Revenue, AGM Insured)	6.00	08/01/2029	4,100,000	4,541,406
Alisal CA Union School District Capital Appreciation 2006 Election Series A (Tax Revenue, Assured Guaranty Insured)(z)	5.28	08/01/2017	1,105,000	861,359
Anaheim CA PFA Capital Appreciation Sub Lien Public Improvements Project Series C (Lease Revenue, AGM Insured)(z)	4.18	09/01/2025	15,110,000	5,953,038
Anaheim CA PFA Capital Appreciation Sub Lien Public Improvements Project Series C (Lease Revenue, AGM Insured)(z)	4.85	09/01/2018	5,900,000	4,244,401
Antelope Valley CA Health Care District Series A (Health Revenue, AGM Insured)	5.20	01/01/2017	2,195,000	2,197,897
Bay Area Infrastructure Financing Authority of California State Payment Acceleration Notes (Transportation Revenue, XLCA Insured)	5.00	08/01/2017	1,635,000	1,683,707
Belmont CA Community Facilities Special Tax District # 2000-1 Library Project Series A (Tax Revenue, AMBAC Insured)	5.75	08/01/2030	3,190,000	3,345,162
Brea CA PFA Tax Allocation Series A (Housing Revenue)	7.00	09/01/2023	2,105,000	2,186,253
Cabrillo CA USD Capital Appreciation Series A (Tax Revenue, AMBAC Insured)(z)	4.08	08/01/2021	1,500,000	827,265
California Health Facilities Financing Adventist Health System West Series A (Health Revenue)	5.75	09/01/2039	2,000,000	1,983,280
California Health Facilities Financing Prerefunded-Providence Health (Health Revenue)§	6.70	10/01/2038	100,000	129,805
California HFA AMT Home Mortgage Series E (Housing Revenue)	5.00	02/01/2042	3,200,000	3,236,992
California HFA AMT Home Mortgage Series G (Housing Revenue)	5.50	08/01/2042	6,220,000	6,195,120
California HFA AMT Home Mortgage Series H (Housing Revenue, FGIC Insured)	5.75	08/01/2030	1,730,000	1,750,552
California HFA AMT Home Mortgage Series J (Housing Revenue)	5.75	08/01/2047	670,000	659,836
California HFA AMT Home Mortgage Series K (Housing Revenue)	4.55	08/01/2021	6,440,000	6,014,445
California HFA AMT Home Mortgage Series M (Housing Revenue)	4.55	08/01/2021	4,500,000	4,202,640
California HFA AMT Home Mortgage Series M (Housing Revenue)	5.00	08/01/2037	2,370,000	2,407,825
California HFA MFHR Series B (Housing Revenue, AMBAC & FHA Insured)	6.05	08/01/2016	1,330,000	1,332,141
California HFFA Casa Colina Project (Health Revenue)	6.00	04/01/2022	3,000,000	3,022,380
California HFFA Catholic Healthcare West Series A (Health Revenue)	6.00	07/01/2029	3,280,000	3,458,760
California HFFA Catholic Healthcare West Series L (Health Revenue)	5.13	07/01/2022	1,875,000	1,943,606
California HFFA Paradise Estate (Health Revenue, California Mortgages Insured)	5.13	01/01/2022	3,600,000	3,646,440
California HFFA Stanford Hospital Series B (Health Revenue)	5.75	11/15/2031	6,000,000	6,301,080
California HFFA Sutter Health Series A (Health Revenue)	6.25	08/15/2031	6,000,000	6,008,220
California HFFA The Episcopal Home (Health Revenue, California Mortgages Insured)	5.25	02/01/2021	2,000,000	2,008,280
California Housing Finance Agency Home Mortgage Series K AMT (Housing Revenue)	5.30	08/01/2023	5,250,000	5,010,758
California Housing Finance Agency Revenue Capital Appreciation Home Mortgage Series N (Housing Revenue, AMBAC & FHA Insured)(z)	3.76	08/01/2029	7,055,000	2,233,754
California Housing Finance Agency Revenue Capital Appreciation Home Mortgage Series N (Miscellaneous Revenue)	6.00	04/01/2035	2,140,000	2,285,862
California Infrastructure & Economic Development Bank Independent Systems Operator Series A (Utilities Revenue)	6.25	02/01/2039	3,000,000	3,163,800

56	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

CALIFORNIA TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
California Infrastructure & Economic Development Bank J. David Gladstone Institute Project (Health Revenue)	5.25%	10/01/2034	$8,055,000	$7,700,258
California Infrastructure & Economic Development Bank Los Angeles YMCA Metropolitan Project (Miscellaneous Revenue, AMBAC Insured)	5.25	02/01/2026	2,000,000	2,008,520
California Infrastructure & Economic Development Bank School King City Unified High School (Lease Revenue)	5.75	08/15/2029	2,150,000	2,190,807
California Municipal Finance Authority Community Hospitals Central California (Health Revenue)	5.00	02/01/2020	1,000,000	985,560
California Rural Home Mortgage Finance Authority SFMR Mortgage-Backed Securities Series B (Housing Revenue, GNMA/FNMA Insured)	6.25	12/01/2031	50,000	50,540
California Rural Home Mortgage Finance Authority SFMR Mortgage-Backed Securities Series B5 (Housing Revenue, GNMA/FNMA/FHLMC Insured)	6.35	12/01/2029	40,000	41,395
California Rural Home Mortgage Finance Authority SFMR Mortgage-Backed Securities Series C (Housing Revenue, GNMA/FNMA/FHLMC Insured)	5.40	02/01/2046	3,550,000	3,580,211
California Special District Association Finance Corporation Program Series MM (Lease Revenue)	5.50	06/01/2021	1,090,000	1,089,902
California State (GO-State)	5.00	08/01/2025	5,000,000	5,182,050
California State (GO-State)	5.25	11/01/2040	3,000,000	2,982,000
California State Department of Transportation COP Series A (Lease Revenue, NATL-RE Insured)	5.25	03/01/2016	2,520,000	2,529,400
California State Department of Veterans Affairs Series A (Housing Revenue)	4.85	12/01/2022	1,960,000	1,973,289
California State DWR Power Supply Revenue Series C-7 (Utilities Revenue, AGM Insured)§±	2.75	05/01/2022	5,100,000	5,100,000
California State Public Works Board University of California Research Project Series L (Education Revenue, NATL-RE Insured)	5.25	11/01/2028	4,225,000	4,346,215
California State Public Works California State University Project Series B-1 (Lease Revenue)	5.70	03/01/2035	2,210,000	2,210,707
California State Public Works Department of General Services Butterfield Series A (Lease Revenue)	5.25	06/01/2024	2,400,000	2,437,464
California State Public Works Department of General Services Series A (Lease Revenue, AMBAC Insured)	5.00	12/01/2027	5,500,000	5,320,315
California State Public Works Department of Mental Health Coaling Series A-A (Lease Revenue)	5.13	06/01/2029	3,145,000	3,018,445
California State Various Purposes (Tax Revenue)	5.00	10/01/2029	7,000,000	7,074,970
California State Various Purposes (Tax Revenue)	5.50	03/01/2040	10,000,000	10,262,600
California State Various Purposes (Tax Revenue)	5.60	03/01/2036	7,800,000	8,052,252
California State Various Purposes (Miscellaneous Revenue)	6.00	04/01/2038	5,000,000	5,320,950
California State Veterans Series BZ (Miscellaneous Revenue, NATL-RE Insured)	5.35	12/01/2021	5,000	5,003
California State Veterans-AMT Series CB (Tax Revenue)	4.90	12/01/2025	4,930,000	4,829,970
California Statewide CDA Aspire Public Schools (Miscellaneous Revenue)	5.00	07/01/2020	1,335,000	1,267,195
California Statewide CDA COP Cedars Sinai Medical Center (Lease Revenue)	6.50	08/01/2012	990,000	1,012,879
California Statewide CDA COP Childrens Hospital Los Angeles MBIA (Health Revenue, NATL-RE-IBC Insured)	5.25	08/15/2029	2,000,000	1,821,080
California Statewide CDA COP Childrens Hospital Los Angeles MBIA (Health Revenue, NATL-RE IBC Bank of New York Insured)	5.25	08/15/2029	2,025,000	1,864,721
California Statewide CDA COP SAVRS (Continuing Care Retirement Community, ACA Radian Insured)±(n)§(a)(m)	0.57	05/15/2029	1,850,000	1,765,875
California Statewide CDA COP The Internext Group (Health Revenue)	5.38	04/01/2017	2,845,000	2,821,870
California Statewide CDA Gas Supply (Energy Revenue, Royal Bank of Canada SPA)§±	0.07	11/01/2040	2,000,000	2,000,000
California Statewide CDA Pioneer Park Project Series T (Housing Revenue, GNMA & FHA Insured)	6.10	12/20/2035	2,010,000	2,025,377

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	57

CALIFORNIA TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
California Statewide CDA Referendum International School Peninsula Project (Education Revenue)(i)	5.00%	11/01/2016	$1,190,000	$1,177,862
California Statewide CDA Water & Wastewater Pooled Series B (Water & Sewer Revenue, FSA Insured)	5.25	10/01/2027	4,000,000	4,026,160
California Statewide CDA Huntington Memorial Hospital (Health Revenue)	5.00	07/01/2027	3,080,000	2,955,476
California Statewide CDA Insured St Joseph Health System (Health Revenue)	5.25	07/01/2021	1,775,000	1,937,075
California Statewide CDA School Facilities Aspire Public Schools (Miscellaneous Revenue)	5.20	07/01/2020	595,000	573,384
California Statewide CDA Valleycare Health System Series A (Health Revenue)	5.00	07/15/2022	1,000,000	928,470
Campbell CA Union School District Capital Appreciation Convertible Interest Series A (Tax Revenue)±	5.60	08/01/2035	10,000,000	5,022,300
Capistrano CA Unified School District School Facilities Improvement District #1 Series C (Tax Revenue, AGM Insured)	5.50	08/01/2022	1,215,000	1,231,317
Capitol Area Development Authority CA Series A (Lease Revenue, NATL-RE Insured)	6.50	04/01/2012	30,000	30,138
Carson CA RDA Tax Allocation Series A (Tax Revenue, NATL-RE Insured)	5.25	10/01/2020	1,140,000	1,174,280
Cathedral City CA PFA Capital Appreciation Series A (Tax Revenue, NATL-RE Insured)(z)	3.78	08/01/2024	1,075,000	451,919
Cathedral City CA PFA Capital Appreciation Series A (Tax Revenue, NATL-RE Insured)(z)	3.73	08/01/2026	1,085,000	387,768
Center CA USD Capital Appreciation Series C (Tax Revenue, NATL-RE Insured)(z)	4.22	09/01/2021	5,000,000	2,790,800
Center CA USD Election 1991 Series D (Tax Revenue, NATL-RE Insured)(z)	3.29	08/01/2028	3,600,000	1,129,428
Central Valley CA School District Financing Authority Series A (Miscellaneous Revenue, NATL-RE Insured)	6.45	02/01/2018	2,645,000	2,990,120
Chico CA PFA Redevelopment Project Area (Tax Revenue, NATL-RE Insured)	5.13	04/01/2021	3,000,000	2,989,050
College of The Sequoias Tulare Area Improvement District # 3 CA Election 2008 Series A (Tax Revenue, Assured Guaranty Insured)(z)	4.15	08/01/2024	1,000,000	465,280
Compton CA Community Redevelopment Agency Redevelopment Project 2nd Lien Series B (Tax Revenue)	5.75	08/01/2026	6,895,000	6,496,745
Compton CA Community Redevelopment Agency Redevelopment Project-2nd Lien Series A (Tax Revenue)	5.00	08/01/2020	1,140,000	1,110,246
Compton CA Solid Waste Management Facilities (Resource Recovery Revenue)	4.80	08/01/2020	270,000	266,277
Contra Costa County CA Home GNMA Mortgage Backed Securities Program (Housing Revenue, GNMA Insured)	7.75	05/01/2022	250,000	323,298
Contra Costa County CA PFA Unrefunded 2007 Pleasant Hill (Tax Revenue)	5.25	08/01/2028	750,000	624,900
Delano CA Union High School Election 2010 Series B (Tax Revenue, AGM Insured)	5.75	08/01/2035	5,510,000	5,929,366
Duarte CA COP Series A (Health Revenue)	5.25	04/01/2019	1,500,000	1,503,720
Duarte CA COP Series A (Health Revenue)	5.25	04/01/2024	6,515,000	6,517,150
Duarte CA RDA Capital Appreciation Sub Merged Redevelopment Project (Tax Revenue)(z)	5.44	12/01/2016	3,315,000	2,652,232
El Monte CA COP Department of Public Services Facilities Project Phase II (Lease Revenue, AMBAC Insured)	5.25	01/01/2034	2,500,000	2,222,200
Elk Grove CA USD Special Tax Refunding Community Facilities District Project (Tax Revenue, AMBAC Insured)	6.50	12/01/2024	1,500,000	1,554,345
Emeryville CA PFA Assessment Distribution Refinancing (Miscellaneous Revenue)	5.75	09/02/2014	500,000	500,785
Emeryville CA PFA Assessment Distribution Refinancing (Miscellaneous Revenue)	5.90	09/02/2021	1,750,000	1,749,825
Escondido CA Joint Powers Financing Authority Civic Center Project Series B (Lease Revenue, AMBAC Insured)	6.13	09/01/2011	360,000	363,316
Escondido CA Union High School Capital Appreciation Election 2008 Series A (Tax Revenue, Assured Guaranty Insured)(z)	3.95	08/01/2027	8,385,000	3,110,835
Etiwanda CA School District PFA Loan Agency (Miscellaneous Revenue, Assured Guaranty Insured)	5.00	09/15/2032	2,000,000	2,009,460
Fontana CA RDA Jurupa Hills Redevelopment Project Series A (Tax Revenue)	5.50	10/01/2017	2,455,000	2,462,120

58	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

CALIFORNIA TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
Fontana CA RDA Jurupa Hills Redevelopment Project Series A (Tax Revenue)	5.50%	10/01/2027	$5,140,000	$4,779,223
Fontana CA RDA Jurupa Hills Redevelopment Project Series A (Tax Revenue)	5.60	10/01/2027	4,785,000	4,497,756
Foothill/Eastern Corridor CA Transportation Agency (Transportation Revenue)	5.75	01/15/2040	4,000,000	3,455,920
Foothill/Eastern Corridor CA Transportation Agency (Transportation Revenue, NATL-RE-IBC Insured)±	5.80	01/15/2020	3,000,000	2,985,960
Foothill/Eastern Corridor CA Transportation Agency (Transportation Revenue, NATL-RE-IBC Insured)±	5.85	01/15/2023	3,000,000	2,962,800
Gilroy CA USD Election 2008 Series A (Tax Revenue, Assured Guaranty Insured)	6.00	08/01/2027	1,000,000	1,120,830
Golden West Schools Financing Authority CA Capital Appreciation PG-A (Miscellaneous Revenue, NATL-RE Insured)(z)	4.63	08/01/2016	585,000	447,946
Golden West Schools Financing Authority CA Capital Appreciation Series A (Miscellaneous Revenue, NATL-RE Insured)(z)	4.09	08/01/2015	2,000,000	1,713,340
Hawaiian Gardens CA RDA Project # 1 (Tax Revenue)	6.00	12/01/2013	1,925,000	1,950,737
Imperial CA Irrigation District Electric Refunding System Series A (Utilities Revenue)	5.50	11/01/2041	2,000,000	2,055,700
Irvine Ranch CA Water District Various Refunding Series A-1 (Utilities Revenue, GO of District Insured)§±	0.13	10/01/2037	1,000,000	999,920
Jamul-Dulzura CA Union School District Series C (Tax Revenue)	6.40	08/01/2016	160,000	160,734
Jefferson CA Union High School Capital Appreciation 2006 Election Series D (Tax Revenue)(z)	3.42	08/01/2036	11,130,000	1,566,214
Jefferson CA Union High School Capital Appreciation 2006 Election Series D (Tax Revenue)(z)	3.62	08/01/2034	9,905,000	1,649,381
Kaweah Delta Health Care District CA Election of 2003 (Tax Revenue, NATL-RE Insured)	5.25	08/01/2028	5,370,000	5,357,756
La Quinta CA Redevelopment Agency Tax Redevelopment Project Area #1 (Tax Revenue, AMBAC Insured)	5.00	09/01/2022	1,000,000	971,840
La Quinta CA Redevelopment Agency Tax Redevelopment Project Area #1 (Tax Revenue, AMBAC Insured)	5.00	09/01/2021	1,000,000	988,710
Lake Elsinore CA School Financing Authority Horsethief Canyon (Tax Revenue)	5.63	09/01/2016	3,010,000	3,018,428
Lancaster CA Redevelopment Agency Tax Comb Redevelopment Project Areas (Tax Revenue)	6.50	08/01/2029	2,000,000	1,974,760
Live Oak School District Santa Cruz County CA COP (Lease Revenue, Assured Guaranty Insured)	5.50	08/01/2029	1,000,000	1,055,320
Lodi CA USD (Tax Revenue, NATL-RE Insured)	5.00	08/01/2022	4,195,000	4,239,593
Lodi CA USD School Facility Election of 2006 (Tax Revenue, AGM Insured)	5.00	08/01/2030	2,000,000	2,026,080
Long Beach CA Bond Finance Authority (Miscellaneous Revenue, AMBAC Insured)	6.00	11/01/2017	1,500,000	1,601,490
Long Beach CA Bond Financing Authority Redevelopment Housing & Gas Utilities Financing Series A-1 (IDR, AMBAC Insured)	5.00	08/01/2030	5,000,000	4,129,150
Long Beach CA USD Election of 2008 Series A (Tax Revenue)	5.50	08/01/2026	2,530,000	2,789,882
Los Angeles CA Certificates Partner (Lease Revenue, AMBAC Insured)	6.00	11/01/2019	2,000,000	2,015,060
Los Angeles CA Community Redevelopment Agency Manchester Social Services Project (Lease Revenue, AMBAC Insured)	5.00	09/01/2025	2,310,000	2,268,466
Los Angeles CA Community Redevelopment Agency MFHR The Alexandria (Housing Revenue, FNMA Insured)§±	4.90	08/15/2039	4,740,000	5,068,861
Los Angeles CA DW&P Unrefunded Power System Series A-2 (Water & Sewer Revenue, NATL-RE Insured)	5.38	07/01/2020	605,000	617,161
Los Angeles CA Harbor Department (Port, Airport, & Marina Authority Revenue)	7.60	10/01/2018	95,000	114,154
Los Angeles County CA Metropolitan Transportation Authority Proposition A 1st Tier Series A1 (Tax Revenue, Bank of America NA LOC)§±	0.04	07/01/2031	990,000	990,000
Merced CA Union High School District Capital Appreciation Series A (Tax Revenue, NATL-RE FGIC Insured)(z)	4.57	08/01/2018	2,135,000	1,554,216

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	59

CALIFORNIA TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
Metropolitan Water District Southern CA Adjusted Authorization Series B (Water & Sewer Revenue)§±	0.05%	07/01/2028	$300,000	$300,000
Monrovia CA RDA Central Redevelopment Project Area 1 (Tax Revenue, AMBAC Insured)	5.00	05/01/2021	3,820,000	3,742,492
Montebello CA USD Capital Appreciation (Tax Revenue, AGM Insured)(z)	4.50	08/01/2021	1,435,000	824,680
Montebello CA USD Election 2004 (Tax Revenue, NATL-RE Insured)	5.00	08/01/2030	3,175,000	2,999,423
Morongo Band of Mission Indians CA Enterprise Casino Series B (Miscellaneous Revenue)††	6.50	03/01/2028	2,000,000	1,875,220
Mountain View Los Altos CA High School District Convertible Capital Appreciation Elect Series 2010-A (Tax Revenue)±	5.15	08/01/2030	4,000,000	2,264,920
Murrieta Valley CA USD PFA Capital Appreciation (Tax Revenue, AGM Insured)(z)	3.66	09/01/2025	1,785,000	768,907
Napa-Vallejo CA Waste Management Authority Solid Waste Transfer Facility (Resource Recovery Revenue)	5.50	02/15/2013	1,080,000	1,082,236
Natomas CA USD Series 1999 (Tax Revenue, NATL-RE Insured)	5.95	09/01/2021	1,000,000	1,088,110
Northern California Gas Authority # 1 LIBOR (Energy Revenue)±	0.80	07/01/2019	2,000,000	1,581,720
Northern California Gas Authority # 1 LIBOR (Energy Revenue)±	0.89	07/01/2027	5,000,000	3,540,250
Northern California Power Agency Public Power Prerefunded (Utilities Revenue, AMBAC Insured)§	7.50	07/01/2023	50,000	67,189
Northern Inyo County CA Local Hospital District (Tax Revenue, AGC-ICC Insured)	5.60	08/01/2035	2,000,000	2,034,420
Norwalk-LA Mirada CA USD Election 2002 Series D (Tax Revenue, AGM Insured)(z)	4.28	08/01/2023	1,500,000	752,040
Oak Grove CA Union School District Flexfund Program (Lease Revenue)(i)	4.75	08/01/2027	1,401,999	1,272,496
Oakland CA Series A-Measure G (Tax Revenue, NATL-RE FGIC Insured)	5.00	01/15/2027	2,970,000	2,973,861
Ontario CA RDFA Ontario Redevelopment Project # 1 (Tax Revenue, NATL-RE Insured)	5.80	08/01/2023	1,110,000	1,252,102
Ontario CA RDFA Ontario Redevelopment Project # 1 (Tax Revenue, NATL-RE Insured)	6.00	08/01/2015	1,130,000	1,202,026
Palm Springs CA Palm Springs International Airport (Port, Airport, & Marina Authority Revenue)	6.00	07/01/2018	290,000	276,190
Palm Springs CA Palm Springs International Airport (Port, Airport, & Marina Authority Revenue)	6.40	07/01/2023	500,000	461,050
Palo Verde CA USD FlexFund Program (Lease Revenue)(i)	4.80	09/01/2027	1,805,669	1,781,058
Palomar CA Community College Capital Appreciation Election 2006 Series B (Tax Revenue)±	6.38	08/01/2045	10,000,000	2,810,600
Palomar CA Pomerado Health Care District COP (Health Revenue)	5.50	11/01/2019	4,950,000	5,096,273
Pasadena CA Old Pasadena Parking Facilities Project (Lease Revenue)	6.25	01/01/2018	1,160,000	1,338,826
Perris CA PFA Series A (Tax Revenue, NATL-RE Insured)	5.25	10/01/2020	1,030,000	1,057,202
Perris CA PFA Series A (Tax Revenue)	5.75	10/01/2031	2,045,000	2,027,331
Pico Rivera CA Water Authority Series A (Water & Sewer Revenue, NATL-RE Insured)	5.50	05/01/2019	2,000,000	2,102,780
Pico Rivera CA Water Authority Series A (Water & Sewer Revenue)	6.25	12/01/2032	5,500,000	5,028,265
Pioneer CA Union Elementary School District COP (Lease Revenue, NATL-RE Insured)	5.00	08/01/2029	2,635,000	2,558,559
Placentia CA RDA Series A (Tax Revenue)	5.85	08/01/2032	2,515,000	2,208,497
Pomona CA USD Series A (Tax Revenue, NATL-RE Insured)	6.55	08/01/2029	2,480,000	2,840,790
Port Oakland CA Revenue Unrefunded Balance AMT Refunding Series N (Port, Airport, & Marina Authority Revenue, NATL-RE Insured)	5.00	11/01/2022	5,330,000	5,349,668
Port Oakland CA Revenue Unrefunded Balance AMT Series L (Port, Airport, & Marina Authority Revenue, NATL-RE FGIC Insured)	5.38	11/01/2027	2,070,000	2,066,502
Port Oakland CA Revenue Unrefunded Balance Series M (Port, Airport, & Marina Authority Revenue, NATL-RE-IBC FGIC Insured)	5.38	11/01/2027	4,385,000	4,377,589

60	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

CALIFORNIA TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
Port Oakland CA Series L Unrefunded (Port, Airport, & Marina Authority Revenue, NATL-RE FGIC Insured)	5.50%	11/01/2020	$1,775,000	$1,801,359
Port of Redwood City CA (Port, Airport, & Marina Authority Revenue)	5.13	06/01/2030	3,600,000	3,118,140
Redlands CA RDA Project Area Series A (Tax Revenue, AMBAC Insured)	4.63	08/01/2022	785,000	689,183
Redwood City CA RDA Capital Appreciation Redevelopment Project Area 2-A (Tax Revenue, AMBAC Insured)(z)	3.65	07/15/2030	3,505,000	875,374
Rialto CA RDA Merged Project Area Series A (Tax Revenue)	5.00	09/01/2021	1,000,000	976,340
Rialto CA USD Capital Appreciation Election 2010 Series A (Tax Revenue, AGM Insured)(z)	4.11	08/01/2026	3,320,000	1,331,685
Richmond CA Joint Powers Financing Authority Civic Center Project Series A (Lease Revenue, Assured Guaranty Insured)	5.88	08/01/2037	5,000,000	5,160,300
Richmond CA Joint Powers Financing Authority Lease & Gas Tax Series A (Lease Revenue)	5.25	05/15/2013	115,000	115,160
Richmond CA Joint Powers Financing Authority Point Potrero Series A (Lease Revenue)	6.25	07/01/2024	7,500,000	7,844,400
Riverside County CA Asset Leasing Corporation Riverside County Hospital Project (Health Revenue, NATL-RE Insured)(z)	3.63	06/01/2026	8,745,000	3,105,087
Riverside County CA Palm Desert Financing Authority Series A (Lease Revenue)	6.00	05/01/2022	5,270,000	5,715,526
Riverside County CA Transportation Various Limited Tax Series B (Tax Revenue)§±	0.05	06/01/2029	3,040,000	3,040,000
Sacramento CA City Financing Authority Capital Appreciation (Tax Revenue, NATL-RE FGIC Insured)(z)	4.47	12/01/2021	2,350,000	1,247,380
Sacramento CA City Financing Authority Series A (Lease Revenue, AMBAC Insured)	5.40	11/01/2020	2,500,000	2,646,075
Sacramento County CA Airport System AMT Senior Series B (Port, Airport, & Marina Authority Revenue, AGM Insured)	5.75	07/01/2024	2,000,000	2,137,600
Sacramento County CA Animal Care Youth Detention (Lease Revenue, AMBAC Insured)	5.00	10/01/2025	1,085,000	1,085,488
San Bernardino County CA Certificates Medical Center Financing Project (Lease Revenue, NATL-RE Insured)	5.00	08/01/2028	3,610,000	3,339,900
San Bernardino County CA COP Arrowhead Project Series A (Lease Revenue)	5.50	08/01/2020	6,000,000	6,501,660
San Bernardino County CA Financing Authority CTF Housing Facilities Project (Miscellaneous Revenue, NATL-RE Insured)	5.50	06/01/2037	3,270,000	3,049,242
San Diego CA Public Facilities Financing Refunding Ballpark Series A (Lease Revenue, AMBAC Insured)††	5.25	02/15/2026	4,950,000	4,992,818
San Diego CA Public Facility Financing Authority Ball Park Series A (Lease Revenue, AMBAC Insured)††	5.25	02/15/2032	4,825,000	4,613,955
San Diego CA RDA Capital Appreciation Tax Allocation Centre (Tax Revenue, AGM Insured)(z)	3.92	09/01/2023	885,000	435,119
San Diego CA RDA Centre City Sub Parking Series B (Transportation Revenue)	5.30	09/01/2020	1,060,000	1,060,965
San Diego CA Redevelopment Agency (Tax Revenue)	5.00	09/01/2025	575,000	519,058
San Diego CA Redevelopment Agency Tax Naval Training Center Series A (Tax Revenue)	5.50	09/01/2030	1,000,000	932,630
San Francisco CA City & County COP Multiple Capital Improvement Projects Series A (Lease Revenue)	5.20	04/01/2026	3,000,000	3,098,250
San Francisco CA City & County RDFA Mission Bay North Redevelopment Series C (Tax Revenue)	4.00	08/01/2014	385,000	391,626
San Francisco CA City & County RDFA Mission Bay North Redevelopment Series C (Tax Revenue)	4.50	08/01/2016	250,000	254,738
San Francisco CA City & County RDFA Mission Bay North Redevelopment Series C (Tax Revenue)	3.00	08/01/2013	470,000	475,978
San Francisco CA City & County RDFA Mission Bay South Redevelopment Series D (Tax Revenue)	6.25	08/01/2027	1,645,000	1,625,194

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	61

CALIFORNIA TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
San Francisco CA City & County RDFA Mission Bay South Redevelopment Series D (Tax Revenue)	6.63%	08/01/2039	$1,000,000	$998,530
San Joaquin County CA COP Refunding General Hospital Project (Lease Revenue, NATL-RE Insured)	5.13	09/01/2011	100,000	100,634
San Joaquin Hills County CA Transportation Corridor Agency Capital Appreciation Series A (Transportation Revenue, NATL-RE Insured)(z)	5.14	01/15/2015	4,060,000	3,231,435
San Jose CA Libraries & Parks Project (Tax Revenue)	5.13	09/01/2031	2,040,000	2,050,547
San Jose CA Redevelopment Agency Tax Allocation Refunding Merged Area Redevelopment Project Series C (Tax Revenue, NATL-RE Insured)	5.00	08/01/2025	2,000,000	1,704,380
San Jose CA Redevelopment Agency Tax Allocation Refunding Merged Area Redevelopment Project Series C (Tax Revenue, NATL-RE Insured)	5.00	08/01/2026	1,650,000	1,394,498
San Jose CA Redevelopment Agency Tax Allocation Refunding Merged Area Redevelopment Project Series D (Tax Revenue, AMBAC Insured)	5.00	08/01/2023	8,320,000	7,279,418
San Jose CA Redevelopment Agency Tax Refunding Merged Area Redevelopment Project Housing Series A-1 (Tax Revenue)	5.50	08/01/2035	3,500,000	3,111,605
San Jose CA USD (Lease Revenue, AGM Insured)(z)	4.18	01/01/2021	1,205,000	762,090
San Jose CA USD (Lease Revenue, AGM Insured)(z)	4.13	01/01/2026	3,175,000	1,413,193
San Jose CA USD Santa Clara County Series A (Tax Revenue, AGM Insured)	5.00	08/01/2021	1,745,000	1,768,418
San Jose CA USD Santa Clara County Series A (Tax Revenue, AGM Insured)	5.00	08/01/2022	2,680,000	2,714,652
San Juan CA USD Capital Appreciation Election 2002 Series A (Tax Revenue, NATL-RE Insured)(z)	3.54	08/01/2028	2,965,000	1,018,952
San Rafael City CA High School District Capital Appreciation Election of 2002 Series B (Tax Revenue, NATL-RE FGIC Insured)(z)	4.00	08/01/2023	1,260,000	662,911
San Rafael City CA High School Election of 1999 Series B (Tax Revenue, AGM Insured)	5.00	08/01/2027	1,705,000	1,725,852
Sanger CA USD Refunding Revenue (Tax Revenue, NATL-RE Insured)	5.60	08/01/2023	2,530,000	2,671,073
Santa Ana CA Community Redevelopment Merged Project Area Series A (Tax Revenue)	6.00	09/01/2022	2,000,000	2,084,700
Santa Ana CA USD Capital Appreciation Election 2008 Series B (Tax Revenue, Assured Guaranty Insured)(z)	3.09	08/01/2038	20,495,000	3,129,587
Santa Clara County CA Financing Authority El Camino Series A (Health Revenue, AMBAC Insured)	5.75	02/01/2041	5,000,000	4,964,550
Santa Clara County CA Housing Authority Blossom River Apartments Series A (Housing Revenue)	6.50	09/01/2039	2,985,000	2,455,103
Santa Cruz County CA RDA California Live Oak Soquel Community Improvement Project (Tax Revenue)	6.63	09/01/2029	2,100,000	2,276,568
School Facilities Financing Authority CA Grant Joint Union High School Series A (Miscellaneous Revenue, AGM Insured)(z)	3.67	08/01/2020	1,505,000	945,998
Simi Valley CA USD Capital Improvement Projects (Lease Revenue, AMBAC Insured)	5.25	08/01/2022	1,970,000	2,025,495
Sonoma CA Community RDA The Springs Redevelopment Project (Tax Revenue, Assured Guaranty Insured)	6.50	08/01/2028	3,000,000	3,122,910
Sonoma Valley CA Unified School Capital Appreciation Election 2010 Series A (Tax Revenue)(z)	3.90	08/01/2027	1,020,000	390,415
South Gate CA PFA South Gate Redevelopment Project # 1 (Tax Revenue, XLCA Insured)	5.25	09/01/2019	2,015,000	2,025,941
South Pasadena CA USD Series A (Tax Revenue, FGIC-TCRS Insured)	5.55	11/01/2020	875,000	1,020,749
Southern California Logistics Airport Authority Refunding Southern California Airport Authority Project (Tax Revenue, XLCA Insured)	5.00	12/01/2036	2,700,000	1,476,495
Southern California Public Power Authority (Utilities Revenue)	6.75	07/01/2011	1,270,000	1,270,229
Southwest Community California Finance Authority Riverside County (Lease Revenue)	6.38	05/01/2033	3,515,000	3,719,749

62	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

CALIFORNIA TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
Sulphur Springs CA USD Series A (Tax Revenue, NATL-RE Insured)(z)	6.23%	09/01/2013	$5,690,000	$5,375,286
Susanville CA PFA Refunding Senior Utility Enterprise Series A (Water & Sewer Revenue, AGM Insured)	4.75	06/01/2030	2,005,000	1,897,111
Sweetwater CA Union High School District PFA Series A (Tax Revenue, AGM Insured)	5.00	09/01/2026	2,090,000	2,090,627
Torrance CA COP Refunding and Public Improvement Project Series A (Lease Revenue, AMBAC Insured)	5.00	06/01/2034	1,310,000	1,239,876
Torrance CA COP Refunding and Public Improvement Project Series A (Lease Revenue, AMBAC Insured)	5.25	06/01/2034	2,690,000	2,565,830
Tracy CA Operating Partnership Joint Powers Authority Capital Improvement Projects (Lease Revenue, Assured Guaranty Insured)	6.25	10/01/2033	1,000,000	1,075,800
Tulare CA PFFA Capital Facilities Project (Lease Revenue, Assured Guaranty Insured)	5.25	04/01/2027	3,000,000	3,134,880
Union City CA Community RDA Redevelopment Project (Tax Revenue, Assured Guaranty Insured)	5.25	10/01/2033	13,440,000	13,334,227
Union City CA Community RDA Series A (Tax Revenue, AMBAC Insured)	5.38	10/01/2034	5,110,000	4,536,556
University of California Revenues Unrefunded Balance UCLA Medical Center Series A (Health Revenue, AMBAC Insured)	5.25	05/15/2030	465,000	444,070
Vacaville CA USD (Lease Revenue, Assured Guaranty Insured)	6.50	12/01/2034	1,260,000	1,371,825
Vallejo City CA USD Refunding Series A (Tax Revenue, NATL-RE Insured)	5.90	02/01/2017	1,000,000	1,088,700
Ventura County CA MFHR Mira Vista Senior Apartments Series A (Housing Revenue, AMBAC Insured)	5.05	12/01/2026	1,000,000	813,880
Vista CA Community Development Commission Vista Redevelopment Project Area (Tax Revenue)	5.88	09/01/2037	2,500,000	2,355,225
Walnut Valley CA USD Series C (Tax Revenue, FGIC Insured)	5.75	08/01/2015	1,135,000	1,140,221
West Contra Costa CA Healthcare District CTFS Part (Tax Revenue, AMBAC Insured)	5.50	07/01/2029	2,000,000	2,020,900
West Contra Costa CA USD Election 2005 Series B (Tax Revenue)	6.00	08/01/2027	1,080,000	1,172,102
West Contra Costa CA USD Election 2005 Series C-1 (Tax Revenue, Assured Guaranty Insured)(z)	4.44	08/01/2021	6,000,000	3,489,000
West Fresno CA Elementary School District Election 1997 Series C (Tax Revenue, AGM Insured)	6.60	05/01/2035	1,000,000	1,129,840
West Hollywood CA Community Development East Side Redevelopment Project Series A (Tax Revenue)	7.00	09/01/2026	875,000	904,444
West Hollywood CA Community Development East Side Redevelopment Project Series A (Tax Revenue)	7.25	09/01/2031	1,000,000	1,047,470
Windsor CA Joint Powers Financing Authority Windsor Civic Center Series A (Lease Revenue, AGM Insured)	5.38	10/01/2018	2,395,000	2,443,547
Wiseburn CA School District Capital Appreciation (Tax Revenue, Assured Guaranty Insured)(z)	3.59	08/01/2027	1,525,000	565,775
Yorba Linda CA RDA Capital Appreciation Redevelopment Series A (Tax Revenue, NATL-RE Insured)(z)	4.22	09/01/2019	1,810,000	1,147,232

				607,788,155

Virgin Islands: 1.07%
Virgin Islands Matching Fund Loan Note Senior Lien-A (Tax Revenue)	5.00	10/01/2029	5,000,000	4,719,350
Virgin Islands PFA Series A (Miscellaneous Revenue)	6.75	10/01/2037	2,000,000	2,094,153

				6,813,503

Total Municipal Bonds and Notes (Cost $614,609,914)				614,601,658

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	63

CALIFORNIA TAX-FREE FUND

Security Name	Yield	Shares	Value

Short-Term Investments: 1.97%

Investment Companies: 1.97%
Wells Fargo Advantage California Municipal Money Market Fund(l)(u)	0.01%	12,549,073	$12,549,073

Total Short-Term Investments (Cost $12,549,073)			12,549,073

Total Investments in Securities (Cost $627,158,987)*	98.36%	627,150,731
Other Assets and Liabilities, Net	1.64	10,448,083

Total Net Assets	100.00%	$637,598,814

(z)	Zero coupon security. Rate represents yield to maturity.

±	Variable rate investments.

(n)	Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

§	These securities are subject to a demand feature which reduces the effective maturity.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.
(m)	An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

(i)	Illiquid security for which the designation as illiquid is unaudited.

††	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $627,253,547 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$14,131,328
Gross unrealized depreciation	(14,234,144)

Net unrealized depreciation	$(102,816)

The accompanying notes are an integral part of these financial statements.

64	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

COLORADO TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Municipal Bonds and Notes: 96.04%

California: 1.17%
Norco CA Redevelopment Agency Project Area #1 (Tax Revenue)	6.00%	03/01/2036	$1,120,000	$1,070,014

Colorado: 89.15%
Arapahoe County CO Centennial 25 Metropolitan District (Tax Revenue)	6.38	12/01/2016	365,000	359,496
Arapahoe County CO School District #006 (Tax Revenue, NATL-RE FGIC Insured)	5.25	12/01/2021	200,000	213,804
Arapahoe County CO Water & Wastewater Authority (Water & Sewer Revenue, AGM Insured)	5.00	12/01/2033	500,000	504,900
Arapahoe County CO Water & Wastewater Public Improvement District Project Series A (Tax Revenue, NATL-RE Insured)	5.13	12/01/2032	2,000,000	2,006,280
Arkansas CO River Power Authority (Utilities Revenue)	6.00	10/01/2040	2,000,000	1,956,640
Aurora CO Children Hospital Association (Health Revenue)	5.00	12/01/2040	3,000,000	2,774,190
Aurora CO COP Series A (Lease Revenue)	5.00	12/01/2027	2,000,000	2,077,900
Aurora CO Water Improvement Revenue Authority (Water & Sewer Revenue, AMBAC Insured)	5.00	08/01/2039	1,000,000	1,016,210
Canon City CO Finance Authority COP (Lease Revenue, Assured Guaranty Insured)	5.00	12/01/2032	150,000	152,223
Colorado ECFA Alexander Dawson School Colorado Project (Miscellaneous Revenue)	5.00	02/15/2040	2,000,000	1,926,240
Colorado ECFA Charter School American Academy Project (Miscellaneous Revenue, Moral Obligation Insured)	7.25	12/01/2028	1,000,000	1,131,850
Colorado ECFA Charter School American Academy Project (Miscellaneous Revenue, Moral Obligation Insured)	7.38	12/01/2028	1,000,000	1,139,440
Colorado ECFA Charter School Banning Lewis (Miscellaneous Revenue)††	6.13	12/15/2035	480,000	411,264
Colorado ECFA Charter School Collegiate Project (Miscellaneous Revenue, XLCA Insured)	5.00	06/15/2019	1,040,000	1,069,661
Colorado ECFA Charter School Collegiate Project (Miscellaneous Revenue, XLCA Insured)	5.25	06/15/2024	1,165,000	1,173,936
Colorado ECFA Charter School Community Leadership (Miscellaneous Revenue)	6.25	07/01/2028	750,000	678,728
Colorado ECFA Charter School Flagstaff Series A (Miscellaneous Revenue)	6.75	08/01/2028	1,000,000	975,710
Colorado ECFA Charter School Pinnacle High School Project (Miscellaneous Revenue)	5.13	12/01/2039	500,000	468,415
Colorado ECFA Charter School Series B (Lease Revenue)	6.13	11/01/2020	1,230,000	1,233,776
Colorado ECFA Charter School Twin Peaks Charter (Miscellaneous Revenue)	6.75	11/15/2028	750,000	814,665
Colorado ECFA Cheyenne Mountain Charter Series A (Miscellaneous Revenue, Moral Obligation Insured)	5.25	06/15/2029	590,000	557,214
Colorado ECFA Johnson & Wales University Project Series A (Education Revenue, XLCA Insured)	5.00	04/01/2023	100,000	97,392
Colorado ECFA Parker Core Charter (Miscellaneous Revenue, XLCA Insured)	5.00	11/01/2024	1,445,000	1,445,347
Colorado ECFA Pinnacle Charter School Project (Lease Revenue)§	6.00	12/01/2021	1,500,000	1,535,355
Colorado ECFA Refunding University Corporation Atmosphere Project (Education Revenue, GO of Corporation Insured)	5.00	09/01/2032	1,265,000	1,288,200
Colorado ECFA Student Housing Campus Village Apartment (Lease Revenue)	5.50	06/01/2033	2,735,000	2,745,995
Colorado Health Facilities Authority Adventist Health Sunbelt Series D (Health Revenue)§±	5.25	11/15/2027	1,000,000	1,017,250
Colorado Health Facilities Authority Adventist Health Sunbelt Series D (Health Revenue)§±	5.25	11/15/2035	1,000,000	986,400
Colorado Health Facilities Authority Catholic Health D-2 Project Prerefunded (Health Revenue)§±	5.25	10/01/2038	15,000	16,670
Colorado Health Facilities Authority Catholic Health D-2 Project Unrefunded Balance (Health Revenue)§±	5.25	10/01/2038	85,000	93,417
Colorado Health Facilities Authority Exempla Incorporated Series A (Health Revenue)	5.50	01/01/2023	990,000	1,025,680

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	65

COLORADO TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Colorado (continued)
Colorado Health Facilities Authority Hospital Parkview Medical Center Incorporation (Health Revenue)	5.00%	09/01/2025	$900,000	$894,249
Colorado Health Facilities Authority Parkview Medical Center Project (Health Revenue)§	6.50	09/01/2020	2,000,000	2,021,080
Colorado HFA Catholic Health Initiatives Series D (Health Revenue)	6.25	10/01/2033	1,000,000	1,079,580
Colorado HFA Company Series E2 (Housing Revenue, NATL-RE-IBC Insured)	7.00	02/01/2030	400,000	410,528
Colorado HFA Multifamily Project Class II Series A2 (Housing Revenue)	5.40	10/01/2029	1,715,000	1,761,168
Colorado HFA Series E3 (Housing Revenue)	6.60	08/01/2017	170,000	172,761
Colorado HFA Single Family Mortgage Class I Series A (Housing Revenue, FHA VA Guaranty Housing & Urban Development Loan Insured)	5.50	11/01/2029	635,000	641,972
Colorado HFA Single Family Mortgage Class III Series A3 (Housing Revenue)	5.25	05/01/2032	270,000	270,105
Colorado HFA Single Family Mortgage Class III Series A4 (Housing Revenue)	4.75	05/01/2030	1,240,000	1,238,723
Colorado HFA Single Family Mortgage Class III Series B3 (Housing Revenue, GO of Authority Insured)	5.25	05/01/2032	890,000	889,778
Colorado HFA Single Family Program Series A2 (Housing Revenue)	6.45	04/01/2030	1,885,000	1,952,653
Colorado HFA Single Family Program Series A2 (Housing Revenue)	6.50	08/01/2031	200,000	209,176
Colorado HFA Single Family Program Series A3 (Housing Revenue)	6.50	05/01/2016	35,000	36,446
Colorado HFA Single Family Program Series B2 (Housing Revenue)	6.10	08/01/2023	290,000	305,538
Colorado HFA Single Family Program Series B2 (Housing Revenue, NATL-RE-IBC Insured)	6.80	02/01/2031	1,465,000	1,530,310
Colorado HFA Single Family Program Series B3 (Housing Revenue)§	6.55	08/01/2033	230,000	238,765
Colorado HFA Single Family Program Series B3 (Housing Revenue)	6.70	08/01/2017	470,000	501,255
Colorado HFA Single Family Program Series C3 (Housing Revenue, FHA Insured)	6.38	08/01/2033	230,000	246,799
Colorado Housing & Finance Authority (Housing Revenue, GO of Authority Insured)§±	3.50	04/01/2036	3,000,000	3,000,000
Colorado Mountain Junior College District Student Housing Facilities (Education Revenue, NATL-RE Insured)	5.00	06/01/2023	1,320,000	1,344,895
Colorado Springs CO Utilities Series A (Utilities Revenue)±	2.00	11/01/2023	3,000,000	3,000,000
Colorado State COP Fitzsimons Academic Series B (Lease Revenue, NATL-RE Insured)	5.00	11/01/2030	1,000,000	986,520
Colorado Water Reserve Power Development Authority Clean Water Series A (Water & Sewer Revenue)	4.50	09/01/2024	1,000,000	1,037,770
Colorado Water Reserve Power Development Authority Clean Water Series A (Water & Sewer Revenue)	4.88	09/01/2017	1,810,000	1,822,779
Colorado Water Reserve Power Development Authority Clean Water Series A (Water & Sewer Revenue)	5.00	09/01/2019	1,000,000	1,003,420
Colorado Water Reserve Power Development Authority Clean Water Series A Unrefunded Balance (Miscellaneous Revenue)	5.13	09/01/2018	55,000	55,194
Colorado Water Reserve Power Development Authority Clean Water Series B Unrefunded Balance (Miscellaneous Revenue)	5.00	09/01/2019	30,000	30,103
Denver CO City & County Series A (Airport Revenue, XLCA Insured)	5.00	11/15/2022	1,250,000	1,316,500
Denver CO City & County Series A (Tax Revenue, Assured Guaranty Insured)	6.00	09/01/2021	2,000,000	2,350,480
Denver CO Convention Center (Tax Revenue, XLCA Insured)	5.00	12/01/2030	1,205,000	1,024,840
Douglas County CO School District #1 Douglas & Elbert Counties (Tax Revenue, NATL-RE FGIC State Aid Withholding Insured)	5.75	12/15/2022	1,000,000	1,166,820
E-470 Public Highway Authority CO Capital Appreciation Senior Series B (Transportation Revenue, NATL-RE Insured)(z)	5.35	09/01/2020	2,455,000	1,428,074
E-470 Public Highway Authority CO Capital Appreciation Series A (Miscellaneous Revenue, NATL-RE Insured)(z)	5.22	09/01/2034	6,000,000	1,138,680
Fort Collins CO COP Series A (Lease Revenue, AMBAC Insured)	5.38	06/01/2025	1,000,000	1,080,050
Garfield County CO Public Library District Lease Purchase Financing Program (Lease Revenue)	5.00	12/01/2026	715,000	746,932
Garfield County CO School District Series RE 2 (Tax Revenue, AGM State Aid Withholding Insured)	5.25	12/01/2021	1,395,000	1,491,283

66	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

COLORADO TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Colorado (continued)
Glendale CO COP (Lease Revenue, XLCA Insured)	5.00%	12/01/2025	$1,000,000	$1,021,840
Inverness Water & Sanitation District CO Arapahoe & Douglas Counties Series A (Tax Revenue, RADIAN Insured)	4.60	12/01/2019	485,000	485,010
Jefferson County CO School District #R001 (Tax Revenue, NATL-RE State Aid Withholding Insured)	6.50	12/15/2011	2,000,000	2,056,760
North Range Metropolitan District #1 CO (Tax Revenue, ACA Insured)	5.00	12/15/2024	600,000	484,290
Park Meadows Business Improvement District CO Shared Sales Tax Revenue (Tax Revenue)	5.00	12/01/2017	340,000	340,911
Regional Transportation District CO COP Transit Vehicles-A (Lease Revenue, AMBAC Insured)	5.00	12/01/2022	1,000,000	1,045,490
Sterling Hills West Metropolitan District CO (Tax Revenue, AGM Insured)	5.00	12/01/2031	1,000,000	1,020,860
University of Colorado Hospital Authority Series A (Health Revenue)	6.00	11/15/2029	2,000,000	2,082,580
Vista Ridge Metropolitan District CO Series A (Tax Revenue, RADIAN Insured)	5.00	12/01/2036	1,980,000	1,359,305

				81,216,520

Guam: 0.54%
Guam Government Limited Obligation Section 30 Series A (Miscellaneous Revenue)	5.75	12/01/2034	500,000	496,160

Puerto Rico: 1.44%
Puerto Rico Highway & Transportation Authority Series L (Transportation Revenue, NATL-RE Insured)	5.25	07/01/2023	1,305,000	1,309,032

Virgin Islands: 3.74%
Virgin Islands Matching Fund Loan Note Senior Lien-A (Tax Revenue)	5.00	10/01/2029	1,000,000	943,870
Virgin Islands PFA Sub Matching Fund Loan Notes Series A (Tax Revenue)	5.00	10/01/2025	2,500,000	2,461,025

				3,404,895

Total Municipal Bonds and Notes (Cost $88,264,930)				87,496,621

	Yield		Shares

Short-Term Investments: 3.14%

Investment Companies: 3.14%
Wells Fargo Advantage National Tax-Free Money Market Fund(l)(u)	0.01		2,857,420	2,857,420

Total Short-Term Investments (Cost $2,857,420)		2,857,420

Total Investments in Securities
(Cost $91,122,350)*	99.18%	90,354,041
Other Assets and Liabilities, Net	0.82	749,620

Total Net Assets	100.00%	$91,103,661

††	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

§	These securities are subject to a demand feature which reduces the effective maturity.

±	Variable rate investments.

(z)	Zero coupon security. Rate represents yield to maturity.

*	Cost for federal income tax purposes is $91,119,900 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$2,102,382
Gross unrealized depreciation	(2,868,241)

Net unrealized depreciation	$(765,859)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	67

MINNESOTA TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Municipal Bonds and Notes: 97.85%

Guam: 0.92%
Guam Government Hotel Occupancy Series A (Tax Revenue)	6.50%	11/01/2040	$1,000,000	$1,021,000
Guam Limited Obligation Section 30 Series A (Miscellaneous Revenue)	5.00	12/01/2013	500,000	527,735

				1,548,735

Michigan: 0.78%
Flint MI International Academy Public School (Miscellaneous Revenue)	5.50	10/01/2027	1,550,000	1,302,372

Minnesota: 93.74%
Anoka County MN Capital Improvement Series A (Tax Revenue)	5.00	02/01/2024	500,000	545,510
Austin MN Housing & RDA Courtyard Residence Project Series A (Housing Revenue)	5.00	01/01/2031	1,500,000	1,546,350
Baytown Township MN St. Croix Preparatory Academy Series A (Miscellaneous Revenue)	7.00	08/01/2038	2,150,000	2,064,344
Becker MN PCR Northern States Power Series B (IDR)±	8.50	09/01/2019	1,000,000	1,089,730
Buffalo MN Housing & RDA Public Facility Buffalo Wild Marsh Golf Course (Lease Revenue)	4.38	05/01/2024	185,000	186,369
Cuyuna Range MN Hospital District (Health Revenue)	4.75	06/01/2013	470,000	469,427
Dakota County MN Community Development Agency Single Family Mortgage (Housing Revenue, GNMA, FNMA, FHLMC Insured)	5.30	12/01/2039	565,657	599,415
Duluth MN Duluth Entertainment Convention Center Improvements Series A (Tax Revenue)	5.00	02/01/2034	1,000,000	1,021,900
Duluth MN Housing & RDA Public School Academy Series A (Miscellaneous Revenue)	5.60	11/01/2030	2,000,000	1,739,840
Elk River MN Independent School District #728 Series A (Tax Revenue, AGM Insured)	5.00	02/01/2021	3,400,000	3,707,802
Falcon Heights MN Kaleidoscope Charter School Series A (Miscellaneous Revenue)	5.50	11/01/2017	100,000	98,940
Falcon Heights MN Kaleidoscope Charter School Series A (Miscellaneous Revenue)	6.00	11/01/2027	800,000	712,072
Fergus Falls MN Housing & RDA Lake Region Healthcare (Health Revenue)	5.10	09/01/2014	580,000	592,969
Fergus Falls MN Housing & RDA Lake Region Healthcare (Health Revenue)	5.20	09/01/2015	605,000	618,413
Fergus Falls MN Housing & RDA Lake Region Healthcare (Health Revenue)	5.30	09/01/2016	560,000	572,326
Hibbing MN Duluth Clinic Limited Prerefunded (Health Revenue, AGM Insured)	5.50	11/01/2016	1,075,000	1,153,873
Itasca County MN Independent School District #318 (Tax Revenue, AGM Insured)	5.00	02/01/2017	2,785,000	2,852,954
Lakeville MN (Tobacco Revenue)	5.00	02/01/2013	160,000	162,706
Lakeville MN (Tobacco Revenue)	5.00	02/01/2016	180,000	180,943
Maple Grove MN Maple Grove Hospital Corporation (Health Revenue)	5.25	05/01/2024	1,735,000	1,761,598
Meeker County MN Memorial Hospital Project (Health Revenue)	5.63	11/01/2022	800,000	800,984
Minneapolis & St. Paul MN Housing & RDA Health Partners Obligation Group Project (Health Revenue)	5.25	12/01/2016	500,000	534,755
Minneapolis & St. Paul MN Housing & RDA Health Partners Obligation Group Project (Health Revenue)	5.63	12/01/2022	500,000	515,920
Minneapolis & St. Paul MN Housing & RDA Health Partners Obligation Group Project (Health Revenue)	5.88	12/01/2029	600,000	610,158
Minneapolis & St. Paul MN Housing & RDA HealthSpan Series B (Health Revenue, AMBAC Insured)(a)(n)(m)§±	0.20	11/15/2017	1,300,000	1,105,833
Minneapolis & St. Paul MN Metropolitan Airports Commission Senior Series A (Port, Airport, & Marina Authority Revenue, AMBAC Insured)	5.00	01/01/2018	1,000,000	1,112,550
Minneapolis & St. Paul MN Metropolitan Airports Commission Series A (Port, Airport, & Marina Authority Revenue, NATL-RE Insured)	5.25	01/01/2017	320,000	335,808
Minneapolis & St. Paul MN Metropolitan Airports Commission Series B (Port, Airport, & Marina Authority Revenue, AMBAC Insured)	5.00	01/01/2020	2,000,000	2,056,860

68	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

MINNESOTA TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Minnesota (continued)
Minneapolis & St. Paul MN Metropolitan Airports Commission Series C (Port, Airport, & Marina Authority Revenue, NATL-RE FGIC Insured)	5.00%	01/01/2022	$2,000,000	$2,054,240
Minneapolis & St. Paul MN Metropolitan Airports Commission Sub Series B (Port, Airport, & Marina Authority Revenue, NATL-RE FGIC Insured)	5.00	01/01/2018	1,000,000	1,088,580
Minneapolis & St. Paul MN RDA Healthcare System Childrens Series A (Health Revenue)	5.25	08/15/2025	1,000,000	1,072,430
Minneapolis MN Development Limited Tax Supported Bond (Miscellaneous Revenue)	6.00	12/01/2040	1,000,000	1,020,850
Minneapolis MN Fairview Health Services Series A (Health Revenue)	6.63	11/15/2028	1,000,000	1,086,930
Minneapolis MN Fairview Health Services Series B (Health Revenue, Assured Guaranty Insured)	6.50	11/15/2038	1,900,000	2,058,023
Minneapolis MN St. Anthony Falls Project (Tax Revenue)	5.65	02/01/2027	500,000	443,470
Minneapolis MN St. Mary’s Hospital & Rehabilitation (Health Revenue)	10.00	06/01/2013	5,000	5,605
Minneapolis MN Supported Development Limited Tax Common Bond Fund Series 1A (Miscellaneous Revenue)	4.80	12/01/2016	555,000	599,095
Minneapolis MN Supported Development Limited Tax Common Bond Fund Series 2A (Miscellaneous Revenue)	5.00	06/01/2028	1,115,000	1,049,382
Minnesota Agricultural & Economic Development Board Essentia Health A (Health Revenue)	4.75	02/15/2015	2,000,000	2,065,660
Minnesota Agricultural & Economic Development Board Essentia Health Series E (Health Revenue, Assured Guaranty Insured)	5.00	02/15/2037	4,030,000	4,036,529
Minnesota Agricultural & Economic Development Board Evangelical Lutheran Project (Health Revenue)	6.00	02/01/2022	1,210,000	1,232,506
Minnesota Agricultural & Economic Development Board Health Care Essentia C1 (Health Revenue, Assured Guaranty Insured)	4.00	02/15/2020	50,000	51,903
Minnesota Agricultural & Economic Development Board Health Care Essentia C1 (Health Revenue, Assured Guaranty Insured)	5.00	02/15/2030	1,000,000	1,008,310
Minnesota Agricultural & Economic Development Board Health Care System Series A Unrefunded (Health Revenue, NATL-RE Insured)	5.50	11/15/2017	1,095,000	1,098,581
Minnesota State Highway and Various Purpose (Tax Revenue)	5.00	06/01/2020	1,115,000	1,262,972
Minnesota State HEFAR Bethel University Series 6R (Education Revenue)	5.50	05/01/2025	1,535,000	1,474,536
Minnesota State HEFAR Carleton College Series D (Education Revenue)	5.00	03/01/2030	2,000,000	2,115,960
Minnesota State HEFAR Hamline University Series 7-E (Education Revenue)	5.00	10/01/2029	500,000	486,540
Minnesota State HEFAR Hamline University Series 7E (Education Revenue)	4.50	10/01/2021	300,000	302,970
Minnesota State HEFAR St. Benedict College Series V (Education Revenue)	5.00	03/01/2018	635,000	697,808
Minnesota State HEFAR St. Olaf College Series 7F (Education Revenue)	4.50	10/01/2030	500,000	497,420
Minnesota State HEFAR St. Thomas University Series 6W (Education Revenue)	5.00	10/01/2018	1,100,000	1,217,689
Minnesota State HEFAR St. Thomas University Series 6W (Education Revenue)	6.00	10/01/2025	1,030,000	1,103,964
Minnesota State HEFAR St. Thomas University Series 6W (Education Revenue)	6.00	10/01/2030	1,000,000	1,061,720
Minnesota State HEFAR St. Thomas University Series 6X (Education Revenue)	5.00	04/01/2029	1,000,000	1,021,970
Minnesota State HEFAR St. Thomas University Series 6X (Education Revenue)	5.25	04/01/2039	1,000,000	1,012,280
Minnesota State HFA Residential Housing Finance Agency Series B (Housing Revenue, GO of Agency Insured)	5.00	07/01/2034	555,000	558,535
Minnesota State Highway and Various Purposes (Tax Revenue)	5.00	08/01/2022	4,500,000	5,031,405
Minnesota State Housing Finance Agency (Housing Revenue)	4.20	07/01/2021	1,620,000	1,664,356
Minnesota State Housing Finance Agency Residential Housing Finance Series B (Housing Revenue, GO of Agency Insured)	4.75	07/01/2026	850,000	830,391
Minnesota State Housing Finance Agency Residential Housing Finance Series Q (Housing Revenue, GO of Agency Insured)	5.25	07/01/2033	1,825,000	1,825,000
Minnesota State Housing Finance Agency Series A (Housing Revenue, NATL-RE Insured)	5.35	07/01/2017	445,000	463,423
Minnesota State Housing Finance Agency Series B (Housing Revenue)	5.90	07/01/2028	760,000	788,188
Minnesota State Housing Finance Agency Series D (Housing Revenue, AMBAC GO of Agency Insured)	5.80	07/01/2021	395,000	412,238

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	69

MINNESOTA TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Minnesota (continued)
Minnesota State Housing Finance Agency Series E (Housing Revenue, GO of Agency Insured)	5.90%	07/01/2025	$5,000	$5,004
Minnesota State Municipal Power Agency (Utilities Revenue)	5.00	10/01/2037	1,100,000	1,096,722
Minnesota State Public Facilities Authority Series B (Water & Sewer Revenue)	5.00	03/01/2020	1,500,000	1,781,220
Minnesota State Public Safety Commission (Miscellaneous Revenue, Assured Guaranty Insured)	5.00	06/01/2019	2,325,000	2,764,309
Minnesota State Trunk Highway Series E (Tax Revenue)	5.00	08/01/2016	1,890,000	2,222,375
Montgomery MN Independent School District School Building #394 Series B (Tax Revenue, AGM Insured)	5.00	02/01/2025	500,000	529,075
Moorhead MN (Housing Revenue, FHA VA Mortgages Insured)	7.10	08/01/2011	405,000	407,049
Mounds View MN Independent School District #621 Series A (Tax Revenue, South Dakota Credit Program Insured)	4.00	02/01/2022	530,000	572,623
Mower County MN Housing & RDA Facilities Project Series A (Lease Revenue)	5.75	02/01/2027	695,000	761,630
Mower County MN Housing & RDA Facilities Project Series A (Lease Revenue)	5.90	02/01/2029	375,000	410,850
Northern Minnesota Municipal Power Agency Series A (Utilities Revenue, Assured Guaranty Insured)	5.00	01/01/2016	1,500,000	1,703,925
Northern MN Municipal Power Agency Series A (Utilities Revenue, Assured Guaranty Insured)	5.00	01/01/2018	820,000	937,572
Northern MN Municipal Power Agency Series A (Utilities Revenue, Assured Guaranty Insured)	5.00	01/01/2021	615,000	674,981
Osseo MN Economic Development Authority Series B (Lease Revenue)	5.90	02/01/2018	360,000	361,760
Osseo MN Economic Development Authority Series B (Lease Revenue)	6.00	02/01/2022	455,000	457,266
Pine City MN Lakes International Language Academy Series A (Miscellaneous Revenue)	6.00	05/01/2026	1,000,000	905,940
Pine City MN Lakes International Language Academy Series A (Miscellaneous Revenue)	6.25	05/01/2035	900,000	789,300
Pine County MN Housing & RDA Public Project Series A (Lease Revenue)	5.00	02/01/2028	1,475,000	1,477,935
Plymouth MN COP Intermediate School District #287 Series A (Lease Revenue)	5.00	02/01/2024	250,000	273,203
Robbinsdale MN Independent School District #281 Series A (Tax Revenue, South Dakota Credit Program Insured)	5.00	02/01/2018	1,520,000	1,805,106
Robbinsdale MN Independent School District #281 Series A (Tax Revenue, South Dakota Credit Program Insured)	5.00	02/01/2019	1,715,000	2,041,673
Rochester MN Series C (Utilities Revenue)	5.00	12/01/2030	1,000,000	1,039,360
Roseville MN Private School Facilities Revenue Northwestern College Project (Education Revenue, Marshall & Ilsley Bank LOC)±§	1.30	11/01/2022	1,945,000	1,945,000
Seaway Port Authority of Duluth MN Industrial Development Dock & Wharf Revenue Cargill Incorporated Project (IDR)	4.20	05/01/2013	3,900,000	4,023,825
Shakopee MN St. Francis Regional Medical Center (Health Revenue)	5.00	09/01/2017	1,500,000	1,586,265
Shakopee MN St. Francis Regional Medical Center (Health Revenue)	5.25	09/01/2034	950,000	904,695
South St. Paul MN Housing & RDA Airport Project (IDR, Assured Guaranty Insured)	4.70	09/01/2019	605,000	618,613
South St. Paul MN Housing & RDA Airport Project (IDR, Assured Guaranty Insured)	5.13	09/01/2029	500,000	480,255
Southern MN Municipal Power Agency Capital Appreciation Series A (Utilities Revenue, NATL-RE Insured)(z)	1.01	01/01/2015	1,030,000	993,919
Southern MN Municipal Power Agency Capital Appreciation Series A (Utilities Revenue, NATL-RE Insured)(z)	3.88	01/01/2020	5,000,000	3,600,300
Southern MN Municipal Power Agency Series A (Utilities Revenue)	5.25	01/01/2030	2,000,000	2,102,420
St Paul MN Housing & RDA Gillette Childrens Specialty (Health Revenue)	5.00	02/01/2021	500,000	509,750
St Paul MN Housing & RDA Parking Facilities Project Series A (Transportation Revenue)	5.00	08/01/2035	875,000	848,741
St. Cloud MN Centracare Health System Series A (Health Revenue)	5.13	05/01/2030	1,000,000	1,011,620
St. Louis Park MN Nicollett Health Services (Health Revenue)	5.50	07/01/2029	1,000,000	994,350
St. Michael MN Independent School District #885 (Tax Revenue, AGM Insured)	5.00	02/01/2018	1,050,000	1,074,990
St. Michael MN Independent School District #885 (Tax Revenue, AGM Insured)	5.00	02/01/2019	2,000,000	2,047,600

70	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

MINNESOTA TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Minnesota (continued)
St. Paul MN Housing & RDA Allina Health Systems Series A1 (Health Revenue)	5.00%	11/15/2024	$2,000,000	$2,086,760
St. Paul MN Housing & RDA Community of Peace Academy Project Series A (Miscellaneous Revenue)	5.00	12/01/2036	1,500,000	1,118,880
St. Paul MN Housing & RDA Gillette Childrens Specialty (Health Revenue)	5.00	02/01/2012	225,000	227,414
St. Paul MN Housing & RDA Gillette Childrens Specialty (Health Revenue)	5.00	02/01/2013	200,000	205,526
St. Paul MN Housing & RDA Gillette Childrens Specialty (Health Revenue)	5.00	02/01/2014	225,000	234,151
St. Paul MN Housing & RDA Gillette Childrens Specialty (Health Revenue)	5.00	02/01/2015	200,000	209,342
St. Paul MN Housing & RDA Hmong Academy Project Series A (Miscellaneous Revenue)	5.75	09/01/2026	650,000	573,073
St. Paul MN Housing & RDA Hmong Academy Project Series A (Miscellaneous Revenue)	6.00	09/01/2036	500,000	423,030
St. Paul MN Housing & RDA Regions Hospital Project (Health Revenue)	5.25	05/15/2018	1,700,000	1,702,125
St. Paul MN Housing & RDA Regions Hospital Project (Health Revenue)	5.30	05/15/2028	3,000,000	2,937,600
St. Paul MN Housing & RDA St. Paul Academy & Summit (Education Revenue)	5.00	10/01/2024	2,000,000	2,105,040
Todd Morrison Cass & Wadena Counties MN United Hospital District Lakewood (Tax Revenue)	5.13	12/01/2024	1,000,000	1,037,860
University of Minnesota Series A (Education Revenue, GO of University Insured)	5.00	04/01/2021	1,180,000	1,355,136
University of Minnesota Series A (Education Revenue, GO of University Insured)	5.13	04/01/2034	1,000,000	1,052,620
University of Minnesota Series A (Education Revenue, GO of University Insured)	5.50	07/01/2021	7,310,000	8,742,906
University of Minnesota Series A (Education Revenue, GO of University Insured)	5.75	07/01/2017	1,490,000	1,802,706
University of Minnesota Series C (Education Revenue)	5.00	12/01/2020	1,275,000	1,476,106
University of Minnesota State Supported Stadium Debt (Education Revenue)	5.00	08/01/2025	5,000,000	5,361,250
Virginia MN Housing & RDA Healthcare Facility (Lease Revenue)	5.25	10/01/2025	2,085,000	2,075,513
Washington County MN Capital Improvement Plan Series A (Tax Revenue)	5.00	02/01/2021	2,495,000	2,815,333
Western Minnesota Municipal Power Agency (Utilities Revenue, NATL-RE Insured)	9.75	01/01/2016	280,000	365,915
Western Minnesota Municipal Power Agency Series B (Utilities Revenue, NATL-RE Insured)	5.00	01/01/2015	500,000	558,955

				156,780,270

Puerto Rico: 0.33%
Puerto Rico Electric Power Authority Series II Prerefunded (Utilities Revenue, XLCA Insured)	5.25	07/01/2022	25,000	26,498
University of Puerto Rico Series Q (Education Revenue)	5.00	06/01/2016	500,000	521,791

				548,289

Virgin Islands: 2.08%
Virgin Islands PFA Matching Fund Loan Notes Series A (Miscellaneous Revenue)	6.75	10/01/2037	650,000	680,602
Virgin Islands PFA Senior Lien Matching Fund Loan Notes Series A (Miscellaneous Revenue)	5.00	10/01/2025	1,000,000	984,410
Virgin Islands PFA Senior Lien Matching Fund Loan Notes Series A (Water & Sewer Revenue)	5.00	10/01/2014	750,000	810,443
Virgin Islands PFA Sub Lien Matching Fund Loan Notes Series A (Miscellaneous Revenue)	6.00	10/01/2039	1,000,000	1,000,530

				3,475,985

Total Municipal Bonds and Notes (Cost $157,402,807)				163,655,651

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	71

MINNESOTA TAX-FREE FUND

Security Name	Yield	Shares	Value

Short-Term Investments: 0.60%

Investment Companies: 0.60%
Wells Fargo Advantage Minnesota Money Market Fund(l)(u)	0.01	1,005,989	$1,005,989

Total Short-Term Investments (Cost $1,005,989)		1,005,989

Total Investments in Securities
(Cost $158,408,796)*	98.45%	164,661,640
Other Assets and Liabilities, Net	1.55	2,586,958

Total Net Assets	100.00%	$167,248,598

±	Variable rate investments.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(n)	Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

(m)	An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

§	These securities are subject to a demand feature which reduces the effective maturity.

(z)	Zero coupon security. Rate represents yield to maturity.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $158,517,155 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$7,544,130
Gross unrealized depreciation	(1,399,645)

Net unrealized appreciation	$6,144,485

The accompanying notes are an integral part of these financial statements.

72	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

NORTH CAROLINA TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Municipal Bonds and Notes: 98.49%

Guam: 1.28%
Guam Government Hotel Occupancy Tax Series A (Tax Revenue)	6.00%	11/01/2026	$2,000,000	$2,064,280

Nevada: 3.65%
Clark County NV School District Series B (Tax Revenue, NATL-RE FGIC Insured)	5.00	06/15/2018	3,500,000	3,836,840
Clark County NV Series C (Airport Revenue, AMBAC Insured)	5.38	07/01/2018	2,000,000	2,070,600

				5,907,440

North Carolina: 77.61%
Board of Governors of the University of North Carolina Series 1 (Education Revenue)	5.00	10/01/2034	4,235,000	4,329,483
Cape Fear Public Utility Authority North Carolina (Water & Sewer Revenue)	5.00	08/01/2035	5,000,000	5,147,000
Charlotte NC Certifications Partner Series E (Lease Revenue)	5.00	06/01/2023	3,650,000	3,958,717
Charlotte NC Series A (Airport Revenue)	5.50	07/01/2034	2,500,000	2,597,075
Charlotte NC Series B (Airport Revenue)	5.00	07/01/2020	1,480,000	1,569,703
Charlotte NC Series B (Airport Revenue)	5.50	07/01/2024	810,000	846,239
Charlotte-Mecklenburg NC Hospital Authority (Health Revenue)	5.00	01/15/2027	1,885,000	1,949,542
Columbus County NC Industrial Facilities & Pollution Control Financing Authority Series A (IDR)	5.85	12/01/2020	3,450,000	3,451,035
County of Cumberland NC Series B1 (Lease Revenue)	5.00	12/01/2019	790,000	912,237
County of Forsyth NC Public Facilities & Equipment Project (Lease Revenue)	5.00	10/01/2016	1,125,000	1,296,338
County of Forsyth NC Public Facilities & Equipment Project (Lease Revenue)	5.00	10/01/2017	3,745,000	4,246,793
County of Nash NC (Miscellaneous Revenue, Assured Guaranty Insured)	5.00	10/01/2030	2,750,000	2,840,310
County of New Hanover NC (Health Revenue, AGM Insured)	5.13	10/01/2031	1,800,000	1,829,520
Fayetteville NC Public Work Commission Series B (Utilities Revenue)	5.00	03/01/2023	600,000	668,244
Johnston NC Memorial Hospital Authority (Health Revenue)	5.25	10/01/2036	5,000,000	5,059,050
Mecklenburg County NC COP Series B (Lease Revenue)	5.00	02/01/2018	700,000	811,314
Mecklenburg County NC Public Facilities Corporation (Miscellaneous Revenue)	5.00	03/01/2017	3,000,000	3,513,030
Mecklenburg County NC Public Facilities Corporation (Miscellaneous Revenue)	5.00	03/01/2022	1,035,000	1,166,693
North Carolina Eastern Municipal Power Agency Series A (Utilities Revenue)	5.00	01/01/2021	3,000,000	3,555,600
North Carolina Eastern Municipal Power Agency Series A (Utilities Revenue)	6.50	01/01/2018	3,750,000	4,544,850
North Carolina Housing Finance Agency Series 25-A (Housing Revenue)±	4.65	07/01/2021	2,925,000	2,950,184
North Carolina Housing Finance Agency Series 8-A (Housing Revenue)	6.10	07/01/2013	210,000	210,542
North Carolina Housing Finance Agency Series 9-A (Housing Revenue)	5.60	07/01/2016	1,775,000	1,777,538
North Carolina Medical Care Commission Healthcare Facilities (Health Revenue)	5.00	01/01/2018	500,000	551,225
North Carolina Medical Care Commission Baptist Hospital Project (Health Revenue)	5.25	06/01/2029	2,000,000	2,057,280
North Carolina Medical Care Commission Hugh Chatam Memorial Hospital Project (Health Revenue, Radian Insured)	5.50	10/01/2020	1,095,000	1,102,085
North Carolina Medical Care Commission Presbyterian Homes Project (Health Revenue)	5.40	10/01/2027	1,000,000	880,450
North Carolina Medical Care Commission Presbyterian Homes Project (Health Revenue)	5.50	10/01/2031	2,000,000	1,694,760
North Carolina Medical Care Commission Presbyterian Homes Project (Health Revenue)	5.60	10/01/2036	1,500,000	1,243,410
North Carolina Medical Care Commission Retirement Facilities (Health Revenue)	6.38	07/01/2023	3,000,000	3,381,150

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	73

NORTH CAROLINA TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

North Carolina (continued)
North Carolina Medical Care Commission Southeastern Regional Medical Center Project (Health Revenue)	5.50%	06/01/2015	$2,365,000	$2,455,083
North Carolina Medical Care Commission Stanley Memorial Hospital Project (Health Revenue)	5.00	07/01/2033	1,000,000	905,880
North Carolina Medical Care Commission Stanley Memorial Hospital Project (Health Revenue, AMBAC Insured)	5.38	10/01/2014	3,230,000	3,236,266
North Carolina Medical Care Commission Transylvania Community Hospital Incorporated Project (Health Revenue)	5.50	10/01/2012	260,000	259,386
North Carolina Medical Care Commission Transylvania Community Hospital Incorporated Project (Health Revenue)	5.75	10/01/2019	1,090,000	1,056,177
North Carolina Municipal Power Agency No. 1 Catawba Nuclear Power Project (Utilities Revenue)	5.50	01/01/2013	3,415,000	3,573,115
North Carolina Municipal Power Agency No. 1 Catawba Nuclear Power Project Series A (Utilities Revenue)	5.00	01/01/2021	2,720,000	3,017,813
North Carolina Municipal Power Agency No. 1 Catawba Nuclear Power Project Series A (Utilities Revenue)	5.00	01/01/2030	1,000,000	1,023,860
North Carolina Ports Authority Series B (Airport Revenue)	5.00	02/01/2025	3,540,000	3,586,693
North Carolina State Capital Improvement Limited Series A (Miscellaneous Revenue, State Appropriations Insured)	5.00	05/01/2026	4,455,000	4,804,584
North Carolina Turnpike Authority Series A (Transportation Revenue, Assured Guaranty Insured)	5.75	01/01/2039	6,500,000	6,748,365
Raleigh Durham Airport Authority Series B-1 (Airport Revenue)	5.00	11/01/2028	2,500,000	2,627,375
Raleigh NC Series A (Water & Sewer Revenue)	5.00	03/01/2036	5,000,000	5,139,950
University of North Carolina at Chapel Hill Series A (Education Revenue)	5.00	12/01/2034	3,100,000	3,193,930
University of North Carolina Wilmington Student Housing Project COP (Education Revenue, NATL-RE FGIC Insured)	5.00	06/01/2022	1,000,000	1,040,010
Wake County NC (Miscellaneous Revenue)	5.00	01/01/2027	5,930,000	6,398,233
Wake County NC Industrial Facilities & PCFA (IDR)	5.38	02/01/2017	5,000,000	5,172,950
Winston Salem NC Water & Sewer System (Water & Sewer Revenue)	4.00	06/01/2017	1,000,000	1,125,210

				125,506,277

Puerto Rico: 5.97%
Puerto Rico Electric Power Authority Series UU (Utilities Revenue, AGM Insured)±	0.72	07/01/2029	6,000,000	4,112,220
Puerto Rico Highway & Transportation Authority Series AA-1 (Tax Revenue, AGM Insured)	4.95	07/01/2026	3,000,000	2,984,310
Puerto Rico Municipal Finance Agency Series A (Miscellaneous Revenue, AGM Insured)	5.25	08/01/2014	1,500,000	1,550,130
Puerto Rico Public Finance Corporation Commonwealth Appropriation Series A (Miscellaneous Revenue, Government Development Bank for Puerto Rico LOC, NATL-RE Insured)±	5.25	08/01/2029	1,000,000	1,015,390

				9,662,050

Tennessee: 1.84%
Tennessee Energy Acquisition Corporation Series A (Energy Revenue)	5.25	09/01/2026	1,020,000	985,769
Tennessee Energy Acquisition Corporation Series C (Energy Revenue)	5.00	02/01/2021	2,000,000	1,987,280

				2,973,049

Texas: 1.22%
Texas Municipal Gas Acquisition & Supply Corporation Series D (Energy Revenue)	5.63	12/15/2017	1,825,000	1,967,952

74	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

NORTH CAROLINA TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Virgin Islands: 6.92%
Virgin Islands PFA (Miscellaneous Revenue)	5.00%	10/01/2029	$1,000,000	$943,870
Virgin Islands PFA (Miscellaneous Revenue)	6.75	10/01/2019	3,500,000	3,802,680
Virgin Islands PFA Series A (Miscellaneous Revenue)	6.75	10/01/2037	2,500,000	2,617,700
Virgin Islands PFA Series B (Miscellaneous Revenue)	5.00	10/01/2025	1,000,000	984,410
Virgin Islands PFA Series C (Miscellaneous Revenue)	5.00	10/01/2014	1,710,000	1,839,360
Virgin Islands PFA Series C (Miscellaneous Revenue)	5.00	10/01/2022	1,000,000	1,012,200

				11,200,220

Total Municipal Bonds and Notes (Cost $154,860,724)				159,281,268

	Yield		Shares

Short-Term Investments: 1.01%

Investment Companies: 0.98%
Wells Fargo Advantage National Tax-Free Money Market Fund(l)(u)	0.01		1,579,115	1,579,115

			Principal

US Treasury Securities: 0.03%
US Treasury Bill#(z)	0.02	09/22/2011	$50,000	49,998

Total Short-Term Investments (Cost $1,629,113)				1,629,113

Total Investments in Securities (Cost $156,489,837)*	99.50%	160,910,381
Other Assets and Liabilities, Net	0.50	804,810

Total Net Assets	100.00%	$161,715,191

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents yield to maturity.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

±	Variable rate investments.

*	Cost for federal income tax purposes is $156,489,837 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$5,331,060
Gross unrealized depreciation	(910,516)

Net unrealized appreciation	$4,420,544

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	75

PENNSYLVANIA TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Municipal Bonds and Notes: 99.53%

Florida: 0.36%
Jacksonville FL Economic Development Commission Metropolitan Parking Solutions Project (IDR, ACA Insured)	5.50%	10/01/2030	$1,000,000	$975,570

Pennsylvania: 92.41%
Allegheny County PA (GO-Local)	5.00	05/01/2021	1,635,000	1,757,705
Allegheny County PA (GO-Local)	5.50	05/01/2024	4,675,000	5,016,041
Allegheny County PA Airport Pittsburgh International Airport Series A (Airport Revenue, AGM Insured)	5.00	01/01/2017	1,145,000	1,216,734
Allegheny County PA Higher Education Building Authority Chatham College Series A (Education Revenue)	5.38	09/01/2028	5,000,000	4,703,200
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Health System Series A (Health Revenue)	5.00	09/01/2018	2,800,000	3,162,012
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Series A-1 (Health Revenue)±	1.00	02/01/2021	4,000,000	3,510,280
Allegheny County PA Port Authority (Tax Revenue)	5.75	03/01/2029	3,000,000	3,225,390
Allegheny County PA Sanitation Authority (Water & Sewer Revenue, AGM Insured)	5.00	06/01/2030	1,880,000	1,960,257
Berks County PA (Tax Revenue)	5.00	11/15/2021	5,000,000	5,618,700
Berks County PA (Tax Revenue)	5.00	11/15/2022	3,000,000	3,335,280
Berks County PA Municipal Hospital Authority Reading Hospital & Medical Center Project (Health Revenue, NATL-RE Insured)	5.70	10/01/2014	1,485,000	1,585,312
Bucks County PA (Tax Revenue)	5.25	05/01/2023	1,000,000	1,137,540
Bucks County PA IDA Lane Charter School Project Series A (Education Revenue)††	4.88	03/15/2027	1,700,000	1,423,801
Central Bucks School District PA Refunding (Tax Revenue, State Aid Withholding Insured)	5.00	05/15/2025	5,400,000	6,492,474
Chester County PA IDA Avon Grove Charter School Project Series A (Education Revenue)	5.65	12/15/2017	790,000	772,549
Chester County PA IDA Avon Grove Charter School Project Series A (Education Revenue)	6.25	12/15/2027	2,370,000	2,112,974
Cumberland County PA Municipal Authority Diakon Lutheran Ministries Project (Health Revenue)	5.00	01/01/2036	5,000,000	4,237,900
Cumberland County PA Municipal Authority Dickinson College Series HH1 (Education Revenue)	5.00	11/01/2039	1,200,000	1,202,352
Dauphin County PA (GO-Local, XLCA Insured)	5.00	11/15/2022	1,000,000	1,073,100
Dauphin County PA General Authority Office & Parking-Riverfront Office Project (Lease Revenue)	6.00	01/01/2025	3,845,000	3,010,635
Delaware County PA Chester Community Charter School Series A (Education Revenue)	5.00	08/15/2020	1,795,000	1,695,449
Delaware Valley PA Regional Financial Authority Local Government Series A (Miscellaneous Revenue, AMBAC Insured)	5.50	08/01/2028	4,050,000	4,099,127
Delaware Valley PA Regional Financial Authority Local Government Series B (Miscellaneous Revenue, AMBAC Insured)	5.60	07/01/2017	2,000,000	2,243,440
Downingtown School District PA Refunding GO Series AA (GO-Local, State Aid Withholding Insured)	5.00	11/01/2018	2,000,000	2,371,600
General Authority of South Central PA Revenue (Education Revenue)	6.00	11/01/2031	2,500,000	2,656,225
Harrisburg PA Authority Resource Recovery Facility Series D-1 (Resource Recovery Revenue, AGM Municipal Government Guaranteed Insured)±	5.25	12/01/2033	1,500,000	1,525,110
Lancaster PA Higher Education Authority Franklin & Marshall College Project Series A (Education Revenue)	5.25	04/15/2014	1,000,000	1,066,820
Latrobe PA IDA Saint Vincent College Project (Education Revenue)	5.38	05/01/2024	3,500,000	3,500,840

76	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

PENNSYLVANIA TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Pennsylvania (continued)
Lebanon County PA Health Facilities Authority Pleasant View Retirement Series A (Health Revenue)	5.00%	12/15/2014	$1,130,000	$1,105,807
Lebanon County PA Health Facilities Authority Pleasant View Retirement Series A (Health Revenue)	5.00	12/15/2015	1,085,000	1,048,826
Lehigh County PA General Purpose Authority Cedar Crest College (Education Revenue, RADIAN Insured)	5.00	04/01/2021	2,335,000	2,311,743
Lehigh County PA General Purpose Authority Lehigh Valley Hospital Incorporated Series A (Health Revenue, NATL-RE GO of Hospital Insured)	7.00	07/01/2016	1,900,000	2,142,041
Lycoming County PA Education Authority Pennsylvania College of Technology Project (Education Revenue)	5.50	07/01/2026	3,000,000	3,162,840
Montgomery County PA HEFA Abington Memorial Hospital Series A (Health Revenue)	5.00	06/01/2022	7,000,000	7,103,950
Montgomery County PA HEFA Arcadia University (Education Revenue, RADIAN Insured)	5.00	04/01/2027	5,020,000	4,834,160
Montgomery County PA IDA ACTS Retirement Community Series B (Health Revenue)	5.00	11/15/2016	2,500,000	2,670,200
Montgomery County PA IDA ACTS Retirement Community Series B (Health Revenue)	5.00	11/15/2022	6,000,000	5,967,780
Montgomery County PA IDA New Regulatory Medical Center Project (Health Revenue, FHA Insured)	5.00	08/01/2020	985,000	1,104,008
Mount Lebanon PA Hospital Authority Saint Clair Memorial Hospital Series A (Health Revenue)	5.50	07/01/2022	4,400,000	4,446,948
New Morgan PA Municipal Authority Commonwealth Office Project Series A (Miscellaneous Revenue)	6.50	06/01/2025	2,560,000	2,270,874
Norwin PA School District Series A (Tax Revenue, NATL-RE State Aid Withholding Insured)	5.00	04/01/2030	1,310,000	1,310,092
Pennsylvania EDFA 30th Street Station Garage Project (Transportation Revenue, ACA Insured)	5.00	06/01/2013	1,980,000	2,060,784
Pennsylvania EDFA 30th Street Station Garage Project (Transportation Revenue, ACA Insured)	5.80	06/01/2023	3,515,000	3,546,670
Pennsylvania EDFA Colver Project Series G (Resource Recovery Revenue)	5.13	12/01/2015	1,400,000	1,357,090
Pennsylvania EDFA Dr. Gertrude A. Barber Center (Health Revenue, RADIAN Insured)	5.90	12/01/2030	1,000,000	985,180
Pennsylvania EDFA Solid Waste Disposal Waste Management Incorporated Project Series A (Resource Recovery Revenue)±	4.70	11/01/2021	3,000,000	3,195,030
Pennsylvania EDFA Water Facilities Aqua Pennsylvania Incorporated Series A (Water & Sewer Revenue)	5.00	10/01/2039	4,500,000	4,536,000
Pennsylvania HEFAR Allegheny Delaware Valley Obligation Series B (Health Revenue, NATL-RE Insured)	5.88	11/15/2021	1,130,000	1,038,007
Pennsylvania HEFAR Association of Independent Colleges & University Series FF2 (Education Revenue, RADIAN Insured)	5.00	12/15/2024	3,070,000	3,073,930
Pennsylvania HEFAR Lasalle University Series A (Education Revenue)	5.25	05/01/2027	5,250,000	5,288,955
Pennsylvania HEFAR Widener University (Education Revenue)	5.25	07/15/2024	2,000,000	2,029,300
Pennsylvania HEFAR Widener University (Education Revenue)	5.40	07/15/2036	4,500,000	4,475,430
Pennsylvania HFA Single Family Series 106-B (Housing Revenue, GO of Agency Insured)	4.50	10/01/2024	5,010,000	5,085,100
Pennsylvania HFA Single Family Series 108-B (Housing Revenue)	4.50	10/01/2024	1,825,000	1,847,484
Pennsylvania HFA Single Family Series 108-B (Housing Revenue)	4.75	10/01/2028	1,025,000	1,021,341
Pennsylvania Housing Finance Agency (Housing Revenue)	5.00	04/01/2028	5,000,000	5,405,400
Pennsylvania Second Refunding Series of 2009 (Tax Revenue)	5.00	07/01/2019	4,000,000	4,719,960
Pennsylvania State University Series A (Education Revenue, GO of University Insured)	5.00	03/01/2023	3,000,000	3,375,840

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	77

PENNSYLVANIA TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Pennsylvania (continued)
Pennsylvania Turnpike Commission Series A (Miscellaneous Revenue, AGM Insured)	5.25%	07/15/2021	$3,545,000	$4,112,661
Pennsylvania Turnpike Commission Series A (Transportation Revenue, AMBAC Insured)	5.50	12/01/2031	2,000,000	2,051,960
Pennsylvania Turnpike Commission Series C (Transportation Revenue, Assured Guaranty Insured)	6.25	06/01/2038	10,000,000	10,942,000
Philadelphia IDA First Philadelphia Charter High Series A (Education Revenue)	5.30	08/15/2017	965,000	965,434
Philadelphia PA Authority for Industrial Development Global Leadership Academy Project (Miscellaneous Revenue)	5.13	11/15/2020	2,170,000	2,030,035
Philadelphia PA Authority for Industrial Development Global Leadership Academy Project (Miscellaneous Revenue)	5.75	11/15/2030	250,000	217,820
Philadelphia PA Authority for Industrial Development West Philadelphia Achievement Charter Elementary School Project (Miscellaneous Revenue)	7.50	05/01/2031	1,285,000	1,275,645
Philadelphia PA IDA Airport Philadelphia Airport System Project Series A (Airport Revenue, NATL-RE FGIC Insured)	5.50	07/01/2016	1,630,000	1,650,473
Philadelphia PA IDA Airport Philadelphia Airport System Project Series A (Airport Revenue, NATL-RE FGIC Insured)	5.50	07/01/2017	1,250,000	1,265,975
Philadelphia PA IDA First Philadelphia Charter Series A (Education Revenue)	5.63	08/15/2025	3,540,000	3,177,716
Philadelphia PA IDA Series A (Miscellaneous Revenue)	5.30	09/15/2027	5,150,000	4,379,715
Philadelphia PA Municipal Authority Series B (Lease Revenue, AGM Insured)	5.25	11/15/2016	2,400,000	2,546,808
Philadelphia PA Redevelopment Authority Neighborhood Transformation Series A (Miscellaneous Revenue, NATL-RE FGIC Insured)	5.50	04/15/2016	1,000,000	1,031,850
Philadelphia PA Redevelopment Authority Neighborhood Transformation Series A (Miscellaneous Revenue, NATL-RE FGIC Insured)	5.50	04/15/2022	500,000	509,315
Philadelphia PA School District Series C (Education Revenue, State Aid Withholding Insured)	5.00	09/01/2018	3,000,000	3,305,610
Philadelphia PA School District Series E (Education Revenue, State Aid Withholding Insured)	5.00	09/01/2020	1,000,000	1,079,500
Philadelphia PA Water & Wastewater Series C (Water & Sewer Revenue, AGM Insured)	5.00	08/01/2019	2,675,000	2,989,928
Pittsburgh & Allegheny County PA Sports & Exhibition Authority (Tax Revenue, AGM Insured)	5.00	02/01/2020	1,900,000	2,050,043
Pittsburgh & Allegheny County PA Sports & Exhibition Authority (Tax Revenue, AGM Insured)	5.00	02/01/2031	3,000,000	3,039,240
Pittsburgh PA Public Parking Authority Series A (Miscellaneous Revenue, NATL-RE FGIC Insured)	5.00	12/01/2025	2,500,000	2,500,875
Reading PA (GO-Local, AGM Insured)	5.00	11/15/2018	2,155,000	2,264,797
Red Lion PA Area School District (Tax Revenue, FSA State Aid Withholding Insured)	5.00	05/01/2023	2,495,000	2,717,504
Scranton PA School District (Tax Revenue, AGM State Aid Withholding Insured)	4.00	04/01/2018	1,020,000	1,078,058
St. Marys Hospital Authority Catholic Health East Project Series B (Health Revenue)	5.00	11/15/2016	975,000	1,051,586
St. Marys Hospital Authority Catholic Health East Project Series B (Health Revenue)	5.00	11/15/2017	1,025,000	1,093,696
State Public School Building Authority Chester Upland School Project Series C (Lease Revenue, AGM State Aid Withholding Insured)	5.00	09/15/2026	875,000	897,461
State Public School Building Authority Northampton County Area Community College Project (Education Revenue)	3.00	03/01/2015	1,845,000	1,886,955
State Public School Building Authority Northampton County Area Community College Project (Education Revenue)	5.50	03/01/2031	5,000,000	5,173,950
University Area Joint Authority of Pennsylvania Sewer (Water & Sewer Revenue, NATL-RE Insured)	5.25	11/01/2014	3,640,000	3,902,626

78	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

PENNSYLVANIA TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Pennsylvania (continued)
Washington County PA Hospital Authority Monongahela Valley Hospital Project (Health Revenue)	5.50%	06/01/2017	$2,385,000	$2,521,327
Washington County PA Hospital Authority Monongahela Valley Hospital Project (Health Revenue)	6.25	06/01/2022	1,750,000	1,862,070
Westmoreland County PA IDA Excela Health Project (Health Revenue)	5.13	07/01/2030	90,000	87,289
Wilkes Barre PA Finance Authority University of Scranton (Education Revenue)	5.00	11/01/2020	1,005,000	1,114,917
Wilkes-Barre PA Finance Authority Wilkes University Project (Education Revenue)	5.00	03/01/2027	2,600,000	2,472,314

				247,480,770

Puerto Rico: 2.28%
Puerto Rico Commonwealth Highway & Transportation Authority Series AA-1 (Transportation Revenue, AGM Insured)	4.95	07/01/2026	2,000,000	1,989,540
Puerto Rico Electric Power Authority LIBOR Series UU (Utilities Revenue, AGM Insured)±	0.72	07/01/2029	6,000,000	4,112,220

				6,101,760

South Carolina: 1.26%
Charleston SC Educational Excellence Finance Corporation Charleston County School District Project (Lease Revenue)(h)±	5.25	12/01/2013	3,230,000	3,365,402

Tennessee: 1.05%
Tennessee Energy Acquisition Corporation Series A (Energy Revenue)	5.00	09/01/2013	2,675,000	2,823,168

Virgin Islands: 2.17%
Virgin Islands PFA Senior Lien Series A (Tax Revenue)	5.00	10/01/2029	2,000,000	1,887,740
Virgin Islands PFA Senior Lien Series B (Tax Revenue)	5.00	10/01/2025	4,000,000	3,937,640

				5,825,380

Total Municipal Bonds and Notes (Cost $265,565,164)				266,572,050

	Yield		Shares

Short-Term Investments: 0.15%

Investment Companies: 0.15%
Wells Fargo Advantage National Tax-Free Money Market Fund(l)(u)	0.01		394,187	394,187

Total Short-Term Investments (Cost $394,187)				394,187

Total Investments in Securities (Cost $265,959,351)*	99.68%	266,966,237
Other Assets and Liabilities, Net	0.32	849,020

Total Net Assets	100.00%	$267,815,257

(h)	Underlying security in inverse floater structure.

††	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

±	Variable rate investments.

*	Cost for federal income tax purposes is $266,093,748 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$6,819,228
Gross unrealized depreciation	(5,946,739)

Net unrealized appreciation	$872,489

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	79

WISCONSIN TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Municipal Bonds and Notes: 97.72%

Guam: 7.07%
Guam Government Hotel Occupancy Series A (Tax Revenue)	6.50%	11/01/2040	$1,500,000	$1,531,500
Guam Government Waterworks Authority (Water & Sewer Revenue)	5.00	07/01/2019	650,000	613,503
Guam International Airport Authority Series B (Airport Revenue, NATL-RE Insured)	5.00	10/01/2011	715,000	722,122
Guam International Airport Authority Series B (Airport Revenue, NATL-RE Insured)	5.25	10/01/2016	1,600,000	1,669,600
Guam International Airport Authority Series C (Airport Revenue, NATL-RE Insured)	5.38	10/01/2017	500,000	515,565
Guam Limited Obligation Section 30 Series A (Miscellaneous Revenue)	5.00	12/01/2013	500,000	527,735
Guam Limited Obligation Section 30 Series A (Miscellaneous Revenue)	5.50	12/01/2019	1,000,000	1,062,340
Guam Power Authority Series A (Utilities Revenue, AMBAC Insured)	5.00	10/01/2018	1,000,000	977,930
Guam Power Authority Series A (Utilities Revenue, AMBAC Insured)	5.25	10/01/2012	1,000,000	1,000,000
Guam Power Authority Series A (Utilities Revenue, AMBAC Insured)	5.25	10/01/2013	5,000	4,980

				8,625,275

Puerto Rico: 33.13%
Puerto Rico HFA Unrefunded Balance Capital Funding Program (Housing Revenue, HUD Loan Insured)	5.00	12/01/2015	500,000	532,145
Puerto Rico HFA Unrefunded Balance Capital Funding Program (Housing Revenue, HUD Loan Insured)	5.00	12/01/2019	335,000	345,073
Puerto Rico HFA Unrefunded Balance Capital Funding Program (Housing Revenue, HUD Loan Insured)	5.00	12/01/2020	260,000	266,601
Children’s Trust Fund Puerto Rico Tobacco Settlement Series 2002 (Tobacco Revenue)	4.25	05/15/2014	500,000	502,715
Puerto Rico Aqueduct & Sewer Authority (Water & Sewer Revenue, NATL-RE-IBC Commonwealth Guaranty Insured)	6.25	07/01/2012	25,000	26,486
Puerto Rico Commonwealth (Tax Revenue, NATL-RE Insured)(m)(n)(a)§±	0.62	07/01/2011	500,000	499,980
Puerto Rico Commonwealth (Tax Revenue, AGM Insured)	5.00	07/01/2015	1,750,000	1,870,365
Puerto Rico Commonwealth Aqueduct & Sewer Authority (Water & Sewer Revenue, NATL-RE Guaranty Insured)(m)(n)(a)§±	0.49	07/01/2011	1,000,000	999,896
Puerto Rico Commonwealth Highway & Transportation Authority Refunding Series L (Transportation Revenue, CIFC Insured)	5.25	07/01/2019	1,000,000	1,060,280
Puerto Rico Commonwealth Highway & Transportation Authority Series A (Transportation Revenue, AMBAC Insured)	5.50	07/01/2013	165,000	176,034
Puerto Rico Commonwealth Highway & Transportation Authority Series W (Transportation Revenue, AGM-CR Insured)	5.50	07/01/2013	195,000	202,927
Puerto Rico Commonwealth Highway & Transportation Authority Series W (Transportation Revenue, NATL-RE-IBC Insured)	5.50	07/01/2015	1,795,000	1,947,324
Puerto Rico Commonwealth Highway & Transportation Authority Series W MBIA (Transportation Revenue, NATL-RE & IBC Insured)	5.50	07/01/2013	985,000	1,009,763
Puerto Rico Commonwealth Infrastructure Financing Authority Series C (Tax Revenue, AMBAC Insured)	5.50	07/01/2012	2,500,000	2,583,650
Puerto Rico Commonwealth Public Improvement (Miscellaneous Revenue, AGM Insured)	5.25	07/01/2020	100,000	107,765
Puerto Rico Commonwealth Refunding (Miscellaneous Revenue, FGIC Insured)	5.50	07/01/2013	350,000	373,405
Puerto Rico Commonwealth Refunding Insured Public Improvement Series A (Tax Revenue, NATL-RE Insured)	5.50	07/01/2016	200,000	221,256
Puerto Rico Commonwealth Refunding Public Improvement Series A-AGC-ICC (Tax Revenue, Assured Guaranty Insured)	5.50	07/01/2018	1,000,000	1,106,250
Puerto Rico Electric Power Authority Series 00 (Utilities Revenue, CIFC Assured Guaranty Insured)	5.00	07/01/2013	650,000	689,826

80	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

WISCONSIN TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority Series JJ (Utilities Revenue, XLCA Insured)	5.25%	07/01/2012	$900,000	$935,307
Puerto Rico Electric Power Authority Series UU (Utilities Revenue, AGM Insured)§±	0.72	07/01/2029	2,500,000	1,713,425
Puerto Rico Electric Power Authority Series WW (Utilities Revenue)	5.25	07/01/2033	500,000	484,160
Puerto Rico HFA Capital Funding Modernization (Housing Revenue)	5.13	12/01/2027	4,120,000	4,156,503
Puerto Rico HFA Sub Capital Funding Modernization (Housing Revenue)	5.50	12/01/2018	500,000	551,570
Puerto Rico HFA Unrefunded Balance Capital Funding Program (Housing Revenue, HUD Loan Insured)	5.00	12/01/2014	265,000	283,733
Puerto Rico HFA Vivienda Modernization (Housing Revenue)	4.75	10/01/2011	2,130,000	2,137,008
Puerto Rico Highway & Transportation Authority Series DCL-007 (Tax Revenue, Dexia Credit Local LOC, FSA Insured)§±	2.60	01/01/2028	1,540,000	1,540,000
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Dr. Pila Hospital Project A (Health Revenue, NATL-RE Insured)	5.50	07/01/2017	175,000	175,210
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Dr. Pila Hospital Project A (Health Revenue, FHA Insured)	5.88	08/01/2012	5,000	5,018
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Dr. Pila Hospital Project A (Health Revenue)	6.50	11/15/2020	25,000	25,332
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Guaynabo Municipal Government Center Project Series A (Miscellaneous Revenue)	5.63	07/01/2022	750,000	750,818
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities University Plaza Project Series A (Education Revenue, NATL-RE Insured)	5.63	07/01/2013	600,000	609,792
Puerto Rico Municipal Finance Agency Series A (Tax Revenue, AGM Insured)	5.75	08/01/2011	1,000,000	1,004,150
Puerto Rico Municipal Finance Agency Series B (Tax Revenue, CIFC Insured)	5.25	07/01/2017	105,000	114,101
Puerto Rico Public Buildings Authority Government Facilities Series D Prerefunded (Lease Revenue, Commonwealth Guaranty Insured)	5.13	07/01/2024	30,000	31,430
Puerto Rico Public Buildings Authority Government Facilities Series D Unrefunded (Lease Revenue, Commonwealth Guaranty Insured)	5.13	07/01/2024	10,000	9,809
Puerto Rico Public Buildings Authority Prerefunded CCAB Series D (Lease Revenue, AMBAC Insured)(z)	0.52	07/01/2030	1,465,000	1,613,741
Puerto Rico Public Finance Corporation Commonwealth Appropriation Series A (Miscellaneous Revenue, AMBAC Insured)	5.13	06/01/2024	3,790,000	4,331,591
Puerto Rico Public Improvement Series A (Tax Revenue, NATL-RE Insured)	6.25	07/01/2013	1,200,000	1,298,400
Puerto Rico Sales Tax Financing Corporation First Subseries A (Tax Revenue)	4.63	08/01/2019	200,000	215,298
Puerto Rico Sales Tax Financing Corporation First Subseries A (Tax Revenue)	6.38	08/01/2039	2,000,000	2,137,080
University of Puerto Rico Series P (Education Revenue)	5.00	06/01/2017	1,185,000	1,212,788
University of Puerto Rico Series Q (Education Revenue)	5.00	06/01/2016	500,000	521,795

				40,379,800

Virgin Islands: 8.73%
University of the Virgin Islands Series A (Education Revenue, ACA GO of University Insured)	5.85	12/01/2014	150,000	152,054
Virgin Islands PFA (Tax Revenue, NATL-RE FGIC Insured)	5.00	10/01/2014	400,000	430,260
Virgin Islands PFA (Miscellaneous Revenue, AGM Insured)	5.00	10/01/2014	590,000	655,307
Virgin Islands PFA (Tax Revenue, NATL-RE FGIC Insured)	5.00	10/01/2016	250,000	272,118
Virgin Islands PFA Escrowed to Maturity Series A (Miscellaneous Revenue)	7.30	10/01/2018	10,000	12,209
Virgin Islands PFA Gross Tax Receipts (Tax Revenue, NATL-RE FGIC Insured)	5.00	10/01/2012	250,000	259,125
Virgin Islands PFA Senior Lien Capital Projects Series A-1 (Tobacco Revenue)	3.00	10/01/2013	500,000	510,420
Virgin Islands PFA Senior Lien Matching Fund Loan Note Series A (Water & Sewer Revenue)	5.25	10/01/2019	2,700,000	2,812,698
Virgin Islands PFA Series A (Miscellaneous Revenue)	6.75	10/01/2037	1,850,000	1,937,098

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	81

WISCONSIN TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Virgin Islands (continued)
Virgin Islands PFA Sub Matching Fund Series A (Miscellaneous Revenue)	6.00%	10/01/2039	$1,000,000	$1,000,530
Virgin Islands Tobacco Settlement Financing Corporation Asset Backed Bonds (Tobacco Revenue)	4.95	05/15/2014	750,000	750,788
Virgin Islands Water & Power Authority (Utilities Revenue, ACA-CBI NATL-RE-IBC Insured)	5.30	07/01/2021	500,000	500,265
Virgin Islands Water & Power Authority Series A (Utilities Revenue)	5.00	07/01/2018	1,000,000	1,073,490
Virgin Islands Water & Power Authority Series A (Utilities Revenue)	5.00	07/01/2031	300,000	279,186

				10,645,548

West Virginia: 0.34%
Kanawha Mercer Nicholas Counties WV Single Family Prerefunded (Housing Revenue)(z)	5.04	02/01/2015	470,000	409,459

Wisconsin: 48.45%
Ashwaubenon WI CDA Arena Project (Lease Revenue)	4.80	06/01/2016	20,000	20,628
Ashwaubenon WI CDA Arena Project (Lease Revenue)	5.05	06/01/2019	100,000	103,426
Ashwaubenon WI CDA Arena Project (Lease Revenue)	5.10	06/01/2020	815,000	843,386
Brown County WI Housing Authority University Village Housing Incorporated Project Series B (Education Revenue)	4.20	04/01/2012	50,000	50,117
Brown County WI Housing Authority University Village Housing Incorporated Project Series B (Education Revenue)	4.50	04/01/2014	100,000	100,200
Cudahy WI CDA Redevelopment Lease Revenue Refunding Series B (Lease Revenue)	4.55	06/01/2019	1,540,000	1,570,015
Delafield WI CDA St. Johns Northwestern Military (Education Revenue, Town Bank LOC)	4.60	06/01/2030	660,000	687,997
Delafield WI CDA St. Johns Northwestern Military (Education Revenue, Town Bank LOC)	4.70	06/01/2034	500,000	516,545
Glendale WI CDA Bayshore Public Parking A (Transportation Revenue)	4.75	10/01/2020	100,000	104,464
Glendale WI CDA Tax Increment 6 (Lease Revenue)	5.00	10/01/2019	145,000	145,648
Green Bay Brown County WI Professional Football Stadium District Lambeau Field Renovation Project A (Tax Revenue, AMBAC Insured)	4.75	02/01/2014	215,000	215,841
Green Bay WI Housing Authority University Student Village Housing (Education Revenue)	5.00	04/01/2016	1,445,000	1,569,805
Green Bay WI Housing Authority University Student Village Housing (Education Revenue)	5.00	04/01/2030	1,235,000	1,257,477
Green Bay WI RDA Bellin Memorial Hospital (Health Revenue)	5.50	12/01/2023	250,000	263,758
Green Bay WI RDA Bellin Memorial Hospital Series A (Health Revenue)	5.00	02/15/2013	20,000	20,392
Green Bay WI RDA Bellin Memorial Hospital Series A (Health Revenue)	5.50	02/15/2021	10,000	10,079
Green Bay WI RDA Pine Street Parking Ramp Project (Lease Revenue)	1.50	04/01/2012	100,000	100,845
Green Bay WI RDA Pine Street Parking Ramp Project (Lease Revenue)	2.10	04/01/2014	320,000	328,896
Green Bay WI RDA Pine Street Parking Ramp Project (Lease Revenue)	2.50	04/01/2015	125,000	130,055
Green Bay WI RDA Pine Street Parking Ramp Project (Lease Revenue)	2.70	04/01/2016	405,000	423,561
Green Bay WI Student Housing Authority University Village Housing Project Series 2009 (Housing Revenue)	4.38	04/01/2022	100,000	103,426
Greenfield WI CDA Housing Revenue Layton Terrace Project (Housing Revenue)§±	4.75	09/01/2033	500,000	499,765
Little Chute WI CDA (Lease Revenue)	4.25	03/01/2017	200,000	207,990
Little Chute WI CDA (Lease Revenue)	4.35	03/01/2018	200,000	206,880
Madison WI CDA Wisconsin Alumni Research Foundation (Education Revenue)	5.00	10/01/2039	5,000,000	5,223,000
Milwaukee WI Housing Authority Veterans Housing Project (Housing Revenue, FNMA Insured)	5.10	07/01/2022	1,000,000	1,035,850

82	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

WISCONSIN TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Wisconsin (continued)
Milwaukee WI RDA Milwaukee School Engineering Project Series B (Education Revenue, Marshall & Ilsley Bank LOC)	4.00%	07/01/2011	$265,000	$265,019
Milwaukee WI RDA Milwaukee School Engineering Project Series B (Education Revenue, Marshall & Ilsley Bank LOC)	5.05	07/01/2019	470,000	482,455
Milwaukee WI RDA Milwaukee School Engineering Project Series B (Education Revenue, Marshall & Ilsley Bank LOC)	5.15	07/01/2020	470,000	481,304
Milwaukee WI RDA Milwaukee School Engineering Project Series B (Education Revenue, Marshall & Ilsley Bank LOC)	5.20	07/01/2021	470,000	480,208
Milwaukee WI RDA Milwaukee School Engineering Project Series B (Education Revenue, Marshall & Ilsley Bank LOC)	5.30	07/01/2022	470,000	479,471
Milwaukee WI RDA Milwaukee School Engineering Project Series B (Education Revenue, Marshall & Ilsley Bank LOC)	5.35	07/01/2023	470,000	478,202
Milwaukee WI RDA Public Schools (Miscellaneous Revenue, AMBAC Insured)	3.80	08/01/2014	50,000	52,357
Milwaukee WI RDA Public Schools (Miscellaneous Revenue, AMBAC Insured)	4.25	08/01/2019	550,000	562,480
Milwaukee WI RDA Public Schools Neighborhood Schools Series A (Miscellaneous Revenue, AMBAC Insured)	4.20	08/01/2012	100,000	103,830
Milwaukee WI RDA Science Education Consortium Project Series A (Miscellaneous Revenue)	5.13	08/01/2015	750,000	749,955
Milwaukee WI RDA Science Education Consortium Project Series A (Miscellaneous Revenue)	5.63	08/01/2025	300,000	268,101
Milwaukee WI RDA Science Education Consortium Project Series A (Miscellaneous Revenue)	5.75	08/01/2035	1,000,000	836,190
Milwaukee WI RDA Summer Festival Project (Miscellaneous Revenue)	4.20	08/01/2011	95,000	95,303
Milwaukee WI RDA Summer Festival Project (Miscellaneous Revenue, Moral Obligation Insured)	4.60	08/01/2024	870,000	902,260
Milwaukee WI RDA Summer Festival Project (Miscellaneous Revenue, Moral Obligation Insured)	5.00	08/01/2030	3,000,000	3,127,470
Monroe WI RDA Monroe Clinic Incorporated (Health Revenue)	5.50	02/15/2029	1,000,000	1,011,090
Monroe WI RDA Monroe Clinic Incorporated (Health Revenue)	5.88	02/15/2039	1,500,000	1,518,705
Neenah WI CDA Series A (Lease Revenue)	4.13	12/01/2018	300,000	315,234
Neenah WI CDA Series A (Lease Revenue)	5.13	12/01/2023	1,000,000	1,047,150
Oakfield WI CDA (Lease Revenue)	5.40	12/01/2021	350,000	351,274
Osceola WI RDA (Lease Revenue)	4.75	12/01/2011	325,000	328,845
Osceola WI RDA (Lease Revenue)	5.15	12/01/2015	235,000	237,169
Osceola WI RDA (Lease Revenue)	5.38	12/01/2020	410,000	411,665
Oshkosh WI RDA (Miscellaneous Revenue, Investors Community Bank LOC)	4.25	07/01/2030	500,000	497,420
Southeast Wisconsin Professional Baseball Park District Junior Lien Series B (Tax Revenue, NATL-RE Insured)	5.50	12/15/2015	1,545,000	1,592,045
Southeast Wisconsin Professional Baseball Park District Junior Lien Series B (Tax Revenue, NATL-RE Insured)	5.50	12/15/2017	1,300,000	1,339,156
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, NATL-RE Insured)	5.00	12/15/2017	100,000	102,784
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, NATL-RE Insured)	5.50	12/15/2015	160,000	184,768
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, NATL-RE Insured)	5.50	12/15/2017	1,765,000	2,060,285
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, NATL-RE Insured)	5.50	12/15/2018	380,000	460,176
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, NATL-RE Insured)	5.50	12/15/2021	240,000	289,039
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, NATL-RE Insured)	5.50	12/15/2023	1,600,000	1,790,896

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	83

WISCONSIN TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Wisconsin (continued)
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, NATL-RE Insured)	5.50%	12/15/2026	$2,205,000	$2,382,084
St. Croix Falls WI CDA (Lease Revenue)	4.40	12/01/2011	120,000	121,625
St. Croix Falls WI CDA (Lease Revenue)	4.50	12/01/2011	80,000	80,863
St. Croix Falls WI CDA (Lease Revenue)	4.50	12/01/2012	160,000	162,035
St. Croix Falls WI CDA (Lease Revenue)	4.85	12/01/2014	90,000	92,794
Sturgeon Bay WI Waterfront RDA (Lease Revenue)	4.35	10/01/2018	150,000	156,318
Sturgeon Bay WI Waterfront RDA Refunded Series A (Lease Revenue)	4.50	10/01/2021	275,000	279,744
Sturtevant WI CDA (Lease Revenue)	4.40	12/01/2015	300,000	301,863
Sturtevant WI CDA (Lease Revenue)	4.55	12/01/2016	200,000	201,134
Sun Prairie WI CDA Tax Incremental # 6 & 7 (Lease Revenue)	3.80	02/01/2018	300,000	314,649
Sun Prairie WI CDA Tax Incremental # 6 & 7 (Lease Revenue)	4.00	02/01/2019	220,000	228,362
Sun Prairie WI CDA Tax Incremental # 6 & 7 (Lease Revenue)	4.50	02/01/2022	250,000	258,790
Verona WI CDA (IDR)	4.30	02/01/2015	100,000	105,038
Verona WI CDA (Lease Revenue)	5.38	12/01/2022	775,000	788,198
Warrens WI CDA (Tax Revenue)	3.70	10/01/2014	300,000	240,000
Warrens WI CDA (Lease Revenue)	5.00	11/01/2016	70,000	40,023
Warrens WI CDA (Lease Revenue)	5.10	11/01/2020	120,000	60,229
Waukesha County WI Housing Authority The Arboretum Project (Housing Revenue)	5.00	12/01/2027	340,000	341,928
Waukesha WI Redevelopment Authority Welldall Manufacturing Incorporated Project (IDR, Harris NA LOC)	2.30	12/01/2016	135,000	137,361
Waukesha WI Redevelopment Authority Welldall Manufacturing Incorporated Project (IDR, Harris NA LOC)	2.65	12/01/2017	335,000	339,687
Waukesha WI Redevelopment Authority Welldall Manufacturing Incorporated Project (IDR, Harris NA LOC)	4.00	12/01/2023	150,000	151,125
Waukesha WI Redevelopment Authority Welldall Manufacturing Incorporated Project (IDR, Harris NA LOC)	4.20	12/01/2024	150,000	151,694
Waukesha WI Redevelopment Authority Welldall Manufacturing Incorporated Project (IDR, Harris NA LOC)	4.25	12/01/2025	250,000	251,730
Weston WI CDA Series A (Lease Revenue)	5.25	10/01/2020	720,000	762,926
Wisconsin Center District Capital Appreciation Bonds (Tax Revenue, AGM Insured)(z)	3.39	12/15/2030	1,415,000	507,476
Wisconsin Center District Junior Dedicated (Tax Revenue, AGM Insured)	5.25	12/15/2015	280,000	318,819
Wisconsin Center District Junior Dedicated (Tax Revenue, AGM Insured)	5.25	12/15/2016	385,000	443,070
Wisconsin Center District Junior Dedicated (Tax Revenue, AGM Insured)	5.25	12/15/2018	50,000	57,170
Wisconsin Center District Junior Dedicated (Tax Revenue, AGM Insured)	5.25	12/15/2019	500,000	568,160
Wisconsin Center District Junior Dedicated (Tax Revenue, AGM Insured)	5.25	12/15/2023	1,570,000	1,748,179
Wisconsin Center District Junior Dedicated (Tax Revenue, AGM Insured)	5.25	12/15/2027	230,000	248,163
Wisconsin Dells CDA Series A (Lease Revenue)	4.65	09/01/2014	65,000	65,224
Wisconsin Dells CDA Series A (Lease Revenue)	4.80	09/01/2015	70,000	70,223
Wisconsin Dells CDA Series A (Lease Revenue)	5.00	09/01/2017	80,000	80,198
Wisconsin HFA (Housing Revenue, FHA Insured)	6.10	06/01/2021	115,000	137,389
Wisconsin Housing & Economic Development Authority AMT Series A (Housing Revenue, GO of Authority Insured)	4.63	11/01/2037	25,000	22,749
Wisconsin Housing & Economic Development Authority AMT Series A (Housing Revenue, GO of Authority Insured)	4.70	05/01/2047	290,000	255,183
Wisconsin Housing & Economic Development Authority AMT Series A (Housing Revenue, GO of Authority Insured)	4.75	05/01/2037	315,000	319,240
Wisconsin Housing & Economic Development Authority Series A (Housing Revenue)	4.25	12/01/2035	1,960,000	2,085,734

84	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

WISCONSIN TAX-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Wisconsin (continued)
Wisconsin Housing & Economic Development Authority Series A (Housing Revenue, GO of Authority Insured)	5.75%	11/01/2043	$3,500,000	$3,560,305
Wisconsin Housing & Economic Development Authority Series E (Housing Revenue, GO of Authority Insured)	4.90	11/01/2035	2,015,000	1,982,780

				59,062,614

Total Investments in Securities (Cost $116,455,730)*	97.72%	119,122,696
Other Assets and Liabilities, Net	2.28	2,773,435

Total Net Assets	100.00%	$121,896,131

(m)	An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

(n)	Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

§	These securities are subject to a demand feature which reduces the effective maturity.

±	Variable rate investments.

(z)	Zero coupon security. Rate represents yield to maturity.

*	Cost for federal income tax purposes is $116,451,663 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$3,337,696
Gross unrealized depreciation	(666,663)

Net unrealized appreciation	$2,671,033

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

86	Wells Fargo Advantage Municipal Income Funds	Statements of Assets and Liabilities—June 30, 2011

	California Limited-Term Tax-Free Fund		California Tax-Free Fund

Assets
Investments
In unaffiliated securities, at value	$358,451,410		$614,601,658
In affiliated securities, at value	8,131,534		12,549,073

Total investments, at value (see cost below)	366,582,944		627,150,731
Cash	0		0
Receivable for investments sold	864,416		1,419,479
Receivable for Fund shares sold	2,069,071		2,450,623
Receivable for interest	4,360,278		9,067,491
Receivable for daily variation margin on open futures contracts	0		0
Prepaid expenses and other assets	9,506		21,896

Total assets	373,886,215		640,110,220

Liabilities
Dividends payable	382,090		797,959
Payable for investments purchased	8,596,777		0
Payable for floating-rate notes issued	0		0
Payable for Fund shares redeemed	211,206		1,242,472
Advisory fee payable	61,197		126,828
Distribution fees payable	17,132		22,412
Due to other related parties	52,469		104,192
Shareholder report expenses payable	6,146		29,673
Shareholder servicing fees payable	72,825		127,179
Professional fees payable	30,485		24,487
Accrued expenses and other liabilities	2,827		36,204

Total liabilities	9,433,154		2,511,406

Total net assets	$364,453,061		$637,598,814

NET ASSETS CONSIST OF
Paid-in capital	$363,018,747		$654,358,840
Undistributed (overdistributed) net investment income	149,028		65,646
Accumulated net realized gains (losses) on investments	(1,613,699)		(16,817,416)
Net unrealized gains (losses) on investments	2,898,985		(8,256)

Total net assets	$364,453,061		$637,598,814

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$126,569,868		$483,090,688
Shares outstanding – Class A	12,045,360		45,891,363
Net asset value per share – Class A	$10.51		$10.53
Maximum offering price per share – Class A	$10.84	[2]	$11.03 [3]
Net assets – Class B	NA		$2,566,043
Shares outstanding – Class B	NA		238,902
Net asset value per share – Class B	NA		$10.74
Net assets – Class C	$28,089,306		$33,772,261
Shares outstanding – Class C	2,673,529		3,145,920
Net asset value per share – Class C	$10.51		$10.74
Net assets – Administrator Class	$209,793,887		$118,169,822
Shares outstanding – Administrator Class	20,280,367		11,203,801
Net asset value per share – Administrator Class	$10.34		$10.55
Net assets – Institutional Class	NA		NA
Shares outstanding – Institutional Class	NA		NA
Net asset value per share – Institutional Class	NA		NA
Net assets – Investor Class	NA		NA
Shares outstanding – Investor Class	NA		NA
Net asset value per share – Investor Class	NA		NA

Total investments, at cost	$363,683,959		$627,158,987

1.	Each Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/97.00 of net asset value. On investments of $50,000 or more, the offering price is reduced.

3.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	87

Colorado Tax-Free Fund	Minnesota Tax-Free Fund		North Carolina Tax-Free Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund

$87,496,621	$163,655,651		$159,331,266	$266,572,050	$119,122,696
2,857,420	1,005,989		1,579,115	394,187	0

90,354,041	164,661,640		160,910,381	266,966,237	119,122,696
3,003,436	0		0	0	683,190
0	441,336		0	310,000	620,000
158,149	51,582		52,776	98,251	205,460
867,932	2,534,663		2,559,966	3,211,841	1,484,034
0	0		8,766	0	0
10,224	21,470		41,356	48,894	16,829

94,393,782	167,710,691		163,573,245	270,635,223	122,132,209

159,021	225,726		395,581	779,503	60,126
3,003,436	0		0	0	0
0	0		0	1,615,000	0
41,628	95,840		1,278,643	207,778	96,662
16,556	31,959		48,420	71,459	12,066
2,374	5,084		3,878	8,001	5,831
13,892	23,454		22,007	34,053	21,602
8,705	24,497		12,579	29,495	662
18,463	34,188		11,491	11,889	22,587
26,046	21,345		17,530	4,498	9,928
0	0		67,925	58,290	6,614

3,290,121	462,093		1,858,054	2,819,966	236,078

$91,103,661	$167,248,598		$161,715,191	$267,815,257	$121,896,131

$93,096,098	$160,887,045		$173,895,259	$286,219,201	$119,095,340
209,537	458,421		(59,341)	(345,729)	(10,747)
(1,433,665)	(349,712)		(16,550,801)	(19,065,101)	144,572
(768,309)	6,252,844		4,430,074	1,006,886	2,666,966

$91,103,661	$167,248,598		$161,715,191	$267,815,257	$121,896,131

$48,218,423	$52,627,860		$47,954,160	$43,187,920	$11,539,741
4,751,240	4,928,308		4,936,688	3,951,991	1,080,254
$10.15	$10.68		$9.71	$10.93	$10.68
$10.63 [3]	$11.18	[3]	$10.17 [3]	$11.45 [3]	$11.18	[3]
$101,117	$538,562		NA	$3,955,894	NA
9,948	50,431		NA	363,338	NA
$10.16	$10.68		NA	$10.89	NA
$3,762,887	$7,670,091		$5,789,135	$8,330,694	$9,551,979
370,452	718,314		595,926	763,725	894,211
$10.16	$10.68		$9.71	$10.91	$10.68
$39,021,234	$106,412,085		NA	NA	NA
3,844,946	9,967,846		NA	NA	NA
$10.15	$10.68		NA	NA	NA
NA	NA		$107,971,896	$212,340,749	NA
NA	NA		11,114,690	19,430,806	NA
NA	NA		$9.71	$10.93	NA
NA	NA		NA	NA	$100,804,411
NA	NA		NA	NA	9,436,439
NA	NA		NA	NA	$10.68

$91,122,350	$158,408,796		$156,489,837	$265,959,351	$116,455,730

88	Wells Fargo Advantage Municipal Income Funds	Statements of Operations

	California Limited-Term Tax-Free Fund	California Tax-Free Fund
	Year Ended June 30, 2011	Year Ended June 30, 2011

Investment income
Interest	$11,721,943	$36,980,652
Income from affiliated securities	11,401	10,988

Total investment income	11,733,344	36,991,640

Expenses
Advisory fee	1,216,773	2,480,442
Administration fees
Fund level	173,825	362,377
Class A	211,244	836,612
Class B	NA	5,542
Class C	48,231	58,871
Administrator Class	186,030	163,162
Institutional Class	NA	NA
Investor Class	NA	NA
Shareholder servicing fees
Class A	322,073	1,302,543
Class B	NA	8,413
Class C	75,083	91,658
Administrator Class	457,354	393,835
Investor Class	NA	NA
Distribution fees
Class B	NA	25,859
Class C	225,249	274,973
Custody and accounting fees	24,232	37,161
Professional fees	43,171	34,145
Registration fees	21,623	24,346
Shareholder report expenses	22,820	2,066
Trustees’ fees and expenses	13,655	12,297
Transfer agent fees	0	0
Other fees and expenses	9,839	18,284

Total expenses	3,051,202	6,132,586
Less: Fee waivers and/or expense reimbursements	(413,647)	(709,560)

Net expenses	2,637,555	5,423,026

Net investment income	9,095,789	31,568,614

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	71,166	5,171,281
Futures transactions	(362,602)	(1,865,044)

Net realized gains (losses) on investments	(291,436)	3,306,237

Net change in unrealized gains (losses) on:
Unaffiliated securities	(614,208)	(20,574,968)
Futures transactions	53,963	170,884

Net change in unrealized gains (losses) on investments	(560,245)	(20,404,084)

Net realized and unrealized gains (losses) on investments	(851,681)	(17,097,847)

Net increase (decrease) in net assets resulting from operations	$8,244,108	$14,470,767

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen North Carolina Municipal Bond Fund which became the accounting and performance survivor in this transaction. The information for the period prior to July 12, 2010 is that of the predecessor fund.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Pennsylvania Municipal Bond Fund which became the accounting and performance survivor in this transaction. The information for the period prior to July 12, 2010 is that of the predecessor fund.

3.	For the ten months ended June 30, 2011. The Fund changed its fiscal year end from August 31 to June 30, effective June 30, 2011.

4.	For the three months ended June 30, 2011. The Fund changed its fiscal year end from March 31 to June 30, effective June 30, 2011.

5.	Class B shares of Evergreen North Carolina Municipal Bond Fund became Class A shares on July 12, 2010.

The accompanying notes are an integral part of these financial statements.

Statements of Operations	Wells Fargo Advantage Municipal Income Funds	89

Colorado Tax-Free Fund	Minnesota Tax-Free Fund	North Carolina Tax-Free Fund			Pennsylvania Tax-Free Fund		Wisconsin Tax-Free Fund
Year Ended June 30, 2011	Year Ended June 30, 2011	Period Ended June 30, 2011[3]	Year Ended August 31, 2010[1]		Period Ended June 30, 2011[4]	Year Ended March 31, 2011[2]	Year Ended June 30, 2011

$5,387,156	$8,360,555	$7,021,865	$10,511,117		$3,221,311	$15,294,268	$5,105,883
3,528	150	1,444	12,620		364	5,145	0

5,390,684	8,360,705	7,023,309	10,523,737		3,221,675	15,299,413	5,105,883

369,642	635,343	538,828	877,521		238,373	1,098,048	440,602

52,806	90,763	76,975	199,041		34,053	210,292	62,943
96,096	89,712	67,456	12,513		16,988	51,772	16,645
194	1,140	NA	NA		1,758	7,268	NA
6,386	12,176	9,054	1,662		3,265	10,322	17,170
41,717	117,377	NA	NA		NA	NA	NA
NA	NA	84,906	16,651		43,480	146,360	NA
NA	NA	NA	NA		NA	NA	200,471

148,830	139,416	105,168	132,457		26,544	114,278	25,051
301	1,772	NA	4,923	[5]	2,747	16,546	NA
9,941	18,964	14,147	16,569		5,101	22,445	26,725
102,480	293,443	NA	NA		NA	NA	NA
NA	NA	NA	NA		NA	NA	261,594

904	5,316	NA	14,769	[5]	8,242	49,639	NA
29,823	56,892	42,442	49,707		15,303	67,334	80,176
12,298	9,467	17,066	56,031		7,567	53,041	14,767
38,094	33,434	32,545	56,121		9,723	38,859	41,931
11,429	16,002	33,074	50,885		12,489	70,524	63,378
9,719	15,095	30,406	35,262		6,023	34,908	8,464
10,578	10,578	15,288	10,193		3,568	11,453	10,578
0	0	0	45,074		0	19,668	0
7,994	6,478	26,786	8,579		7,001	29,655	4,628

949,232	1,553,368	1,094,141	1,587,958		442,225	2,052,412	1,275,123
(122,103)	(242,136)	(74,113)	(25,894)		(46,759)	(162,280)	(278,238)

827,129	1,311,232	1,020,028	1,562,064		395,466	1,890,132	996,885

4,563,555	7,049,473	6,003,281	8,961,673		2,826,209	13,409,281	4,108,998

29,687	(73,874)	(212,347)	5,773,186		483,337	(1,543,801)	773,240
(87,360)	0	31,683	0		0	52,805	0

(57,673)	(73,874)	(180,664)	5,773,186		483,337	(1,490,996)	773,240

(2,756,715)	(1,061,208)	(9,158,458)	4,837,406		7,115,976	(5,509,676)	(749,579)
0	0	9,530	0		0	0	0

(2,756,715)	(1,061,208)	(9,148,928)	4,837,406		7,115,976	(5,509,676)	(749,579)

(2,814,388)	(1,135,082)	(9,329,592)	10,610,592		7,599,313	(7,000,672)	23,661

$1,749,167	$5,914,391	$(3,326,311)	$19,572,265		$10,425,522	$6,408,609	$4,132,659

90	Wells Fargo Advantage Municipal Income Funds	Statements of Changes in Net Assets

	California Limited-Term Tax-Free Fund
	Year Ended June 30, 2011		Year Ended June 30, 2010

Operations
Net investment income		$9,095,789		$6,055,612
Net realized losses on investments		(291,436)		(1,028,508)
Net change in unrealized gains (losses) on investments		(560,245)		4,561,685

Net increase in net assets resulting from operations		8,244,108		9,588,789

Distributions to shareholders from
Net investment income
Class A		(3,398,590)		(2,394,594)
Class C		(547,570)		(366,458)
Administrator Class		(5,148,662)		(3,308,320)

Total distributions to shareholders		(9,094,822)		(6,069,372)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	6,502,606	68,496,518	9,394,696	98,354,423
Class C	774,056	8,141,155	2,380,005	24,869,247
Administrator Class	16,362,453	169,142,919	17,489,580	180,279,456

		245,780,592		303,503,126

Reinvestment of distributions
Class A	212,684	2,229,236	148,745	1,557,037
Class C	38,961	408,456	26,917	281,976
Administrator Class	128,785	1,328,495	66,421	684,576

		3,966,187		2,523,589

Payment for shares redeemed
Class A	(5,757,005)	(60,259,685)	(2,963,926)	(31,087,070)
Class C	(945,414)	(9,892,108)	(185,655)	(1,946,016)
Administrator Class	(14,008,624)	(144,615,695)	(5,708,313)	(58,833,755)

		(214,767,488)		(91,866,841)

Net increase in net assets resulting from capital share transactions		34,979,291		214,159,874

Total increase in net assets		34,128,577		217,679,291

Net assets
Beginning of period		330,324,484		112,645,193

End of period		$364,453,061		$330,324,484

Undistributed net investment income		$149,028		$142,891

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Municipal Income Funds	91

	California Tax-Free Fund
	Year Ended June 30, 2011		Year Ended June 30, 2010

Operations
Net investment income		$31,568,614		$22,874,490
Net realized gains (losses) on investments		3,306,237		(2,934,971)
Net change in unrealized gains (losses) on investments		(20,404,084)		28,486,162

Net increase in net assets resulting from operations		14,470,767		48,425,681

Distributions to shareholders from
Net investment income
Class A		(22,714,619)		(16,129,554)
Class B		(123,054)		(281,668)
Class C		(1,322,388)		(1,161,777)
Administrator Class		(7,406,442)		(5,297,449)

Total distributions to shareholders		(31,566,503)		(22,870,448)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	3,894,080	41,089,476	4,575,525	48,498,847
Class B	12,937	136,797	3,219	34,862
Class C	603,322	6,555,077	975,284	10,525,053
Administrator Class	6,169,537	65,715,235	13,054,132	139,068,287

		113,496,585		198,127,049

Reinvestment of distributions
Class A	1,500,047	15,829,883	1,015,636	10,770,261
Class B	6,900	74,462	16,690	180,030
Class C	81,216	874,117	71,286	771,222
Administrator Class	422,123	4,472,032	269,792	2,877,952

		21,250,494		14,599,465

Payment for shares redeemed
Class A	(12,710,500)	(132,648,311)	(5,414,496)	(57,370,450)
Class B	(216,327)	(2,344,529)	(779,194)	(8,409,360)
Class C	(1,013,313)	(10,763,616)	(536,699)	(5,783,889)
Administrator Class	(12,603,756)	(131,148,032)	(4,479,438)	(47,640,366)

		(276,904,488)		(119,204,065)

Net asset value of shares issued in acquisition
Class A	18,378,847	197,281,651	0	0
Class B	42,617	466,825	0	0
Class C	279,079	3,055,151	0	0
Administrator Class	1,086,486	11,686,036	0	0

		212,489,663		0

Net increase in net assets resulting from capital share transactions		70,332,254		93,522,449

Total increase in net assets		53,236,518		119,077,682

Net assets
Beginning of period		584,362,296		465,284,614

End of period		$637,598,814		$584,362,296

Undistributed net investment income		$65,646		$64,331

The accompanying notes are an integral part of these financial statements.

92	Wells Fargo Advantage Municipal Income Funds	Statements of Changes in Net Assets

	Colorado Tax-Free Fund
	Year Ended June 30, 2011		Year Ended June 30, 2010

Operations
Net investment income		$4,563,555		$4,493,752
Net realized losses on investments		(57,673)		(568,234)
Net change in unrealized gains (losses) on investments		(2,756,715)		5,266,524

Net increase in net assets resulting from operations		1,749,167		9,192,042

Distributions to shareholders from
Net investment income
Class A		(2,540,157)		(2,531,682)
Class B		(4,219)		(19,654)
Class C		(139,244)		(92,118)
Administrator Class		(1,880,102)		(1,992,350)

Total distributions to shareholders		(4,563,722)		(4,635,804)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	850,705	8,743,632	1,880,574	19,354,528
Class C	129,510	1,319,531	335,656	3,453,470
Administrator Class	1,066,806	10,829,732	859,517	8,803,136

		20,892,895		31,611,134

Reinvestment of distributions
Class A	146,211	1,492,967	152,202	1,566,164
Class B	248	2,525	1,164	11,950
Class C	10,555	107,682	7,289	75,215
Administrator Class	41,955	424,080	24,114	248,038

		2,027,254		1,901,367

Payment for shares redeemed
Class A	(2,947,580)	(29,590,490)	(771,270)	(7,921,459)
Class B	(14,697)	(152,429)	(84,824)	(869,762)
Class C	(148,149)	(1,487,162)	(70,605)	(732,446)
Administrator Class	(1,530,034)	(15,438,811)	(1,034,324)	(10,630,845)

		(46,668,892)		(20,154,512)

Net increase (decrease) in net assets resulting from capital share transactions		(23,748,743)		13,357,989

Total increase (decrease) in net assets		(26,563,298)		17,914,227

Net assets
Beginning of period		117,666,959		99,752,732

End of period		$91,103,661		$117,666,959

Undistributed net investment income		$209,537		$104,168

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Municipal Income Funds	93

	Minnesota Tax-Free Fund
	Year Ended June 30, 2011		Year Ended June 30, 2010

Operations
Net investment income		$7,049,473		$7,581,198
Net realized gains (losses) on investments		(73,874)		355,126
Net change in unrealized gains (losses) on investments		(1,061,208)		6,649,246

Net increase in net assets resulting from operations		5,914,391		14,585,570

Distributions to shareholders from
Net investment income
Class A		(2,100,561)		(2,139,981)
Class B		(21,260)		(52,013)
Class C		(228,355)		(172,744)
Administrator Class		(4,698,740)		(5,280,041)
Net realized gains
Class A		(132,602)		(55,691)
Class B		(1,533)		(1,661)
Class C		(17,760)		(5,637)
Administrator Class		(260,936)		(127,963)

Total distributions to shareholders		(7,461,747)		(7,835,731)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	629,880	6,751,548	946,714	10,101,002
Class B	1,684	18,048	694	7,421
Class C	180,460	1,947,702	241,711	2,589,017
Administrator Class	2,270,666	24,045,069	2,781,970	29,668,974

		32,762,367		42,366,414

Reinvestment of distributions
Class A	159,394	1,696,383	154,634	1,651,793
Class B	1,685	17,970	3,367	35,912
Class C	19,376	205,969	13,630	145,671
Administrator Class	208,711	2,221,264	213,993	2,285,244

		4,141,586		4,118,620

Payment for shares redeemed
Class A	(1,153,299)	(12,143,307)	(529,488)	(5,654,475)
Class B	(46,443)	(500,384)	(119,629)	(1,276,965)
Class C	(85,298)	(899,217)	(53,412)	(569,787)
Administrator Class	(4,824,780)	(51,257,818)	(2,533,685)	(27,024,627)

		(64,800,726)		(34,525,854)

Net increase (decrease) in net assets resulting from capital share transactions		(27,896,773)		11,959,180

Total increase (decrease) in net assets		(29,444,129)		18,709,019

Net assets
Beginning of period		196,692,727		177,983,708

End of period		$167,248,598		$196,692,727

Undistributed net investment income		$458,421		$461,540

The accompanying notes are an integral part of these financial statements.

94	Wells Fargo Advantage Municipal Income Funds	Statements of Changes in Net Assets

	North Carolina Tax-Free Fund
	Period Ended June 30, 2011[1]		Year Ended August 31, 2010[2]		Year Ended August 31, 2009[2]

Operations
Net investment income		$6,003,281		$8,961,673		$10,369,025
Net realized gains (losses) on investments		(180,664)		5,773,186		(12,975,828)
Net change in unrealized gains (losses) on investments		(9,148,928)		4,837,406		3,736,529

Net increase (decrease) in net assets resulting from operations		(3,326,311)		19,572,265		1,129,726

Distributions to shareholders from
Net investment income
Class A		(1,567,666)		(2,178,772)		(2,087,538)
Class B		NA		(67,960)[3]		(133,962)[3]
Class C		(167,540)		(221,328)		(170,824)
Institutional Class		(4,265,609)		(6,670,963)		(8,023,144)

Total distributions to shareholders		(6,000,815)		(9,139,023)		(10,415,468)

	Shares		Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	146,740	1,453,614	713,447	7,007,074	939,621	8,809,362
Class B	NA	NA	185 [3]	1,928 [3]	31,078 [3]	293,742 [3]
Class C	92,146	903,592	345,990	3,394,282	46,535	433,000
Institutional Class	521,375	5,074,633	1,491,632	14,595,901	2,236,291	20,624,638

		7,431,839		24,999,185		30,160,742

Reinvestment of distributions
Class A	94,796	919,172	136,217	1,338,770	145,451	1,356,789
Class B	NA	NA	2,855 [3]	27,966 [3]	6,812 [3]	63,328 [3]
Class C	11,978	116,155	14,542	142,981	11,417	106,483
Institutional Class	40,552	393,140	52,562	516,705	48,827	455,900

		1,428,467		2,026,422		1,982,500

Payment for shares redeemed
Class A	(887,232)	(8,604,120)	(561,591)	(5,516,010)	(1,371,585)	(12,886,844)
Class B	NA	NA	(281,556)[3]	(2,774,633)[3]	(284,026)[3]	(2,636,519)[3]
Class C	(266,018)	(2,543,123)	(101,213)	(991,298)	(94,178)	(877,053)
Institutional Class	(4,283,508)	(41,034,046)	(2,593,874)	(25,446,131)	(14,477,536)	(134,996,554)

		(52,181,289)		(34,728,072)		(151,396,970)

Net decrease in net assets resulting from capital share transactions		(43,320,983)		(7,702,465)		(119,253,728)

Total increase (decrease) in net assets		(52,648,109)		2,730,777		(128,539,470)

Net assets
Beginning of period		214,363,300		211,632,523		340,171,993

End of period		$161,715,191		$214,363,300		$211,632,523

Undistributed(overdistributed) net investment income		$(59,341)		$(61,807)		$115,543

1.	For the ten months ended June 30, 2011. The Fund changed its fiscal year end from August 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen North Carolina Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of the predecessor fund.

3.	Class B shares of Evergreen North Carolina Municipal Bond Fund became Class A shares on July 12, 2010.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Municipal Income Funds	95

	Pennsylvania Tax-Free Fund
	Period Ended June 30, 2011[1]		Year Ended March 31, 2011[2]		Year Ended March 31, 2010[2]

Operations
Net investment income		$2,826,209		$13,409,281		$17,195,623
Net realized gains (losses) on investments		483,337		(1,490,996)		(2,194,260)
Net change in unrealized gains (losses) on investments		7,115,976		(5,509,676)		37,571,214

Net increase in net assets resulting from operations		10,425,522		6,408,609		52,572,577

Distributions to shareholders from
Net investment income
Class A		(423,813)		(1,821,744)		(2,122,531)
Class B		(35,506)		(213,257)		(337,820)
Class C		(66,109)		(289,525)		(316,835)
Institutional Class		(2,300,914)		(11,059,183)[3]		(14,451,459	) [3]

Total distributions to shareholders		(2,826,342)		(13,383,709)		(17,228,645)

	Shares		Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	124,291	887,038	254,426	2,757,822	471,959	4,988,294
Class B	23	244	7,872	87,060	17,543	185,638
Class C	19,773	215,513	80,413	875,881	97,709	1,045,373
Institutional Class	302,140	3,280,594	660,469 [3]	7,169,202 [3]	2,193,342 [3]	23,288,989	[3]

		4,383,389		10,889,965		29,508,294

Reinvestment of distributions
Class A	21,531	233,976	90,114	986,254	112,859	1,200,925
Class B	1,917	20,745	12,389	135,340	20,572	217,406
Class C	3,856	41,826	16,292	177,989	20,071	213,368
Institutional Class	12,526	136,104	46,616 [3]	509,650 [3]	56,754 [3]	604,283	[3]

		432,651		1,809,233		2,235,982

Payment for shares redeemed
Class A	(129,349)	(1,401,843)	(882,623)	(9,626,252)	(649,584)	(6,922,958)
Class B	(104,359)	(662,908)	(251,881)	(2,732,130)	(479,585)	(5,054,026)
Class C	(25,076)	(269,367)	(160,655)	(1,715,892)	(133,170)	(1,420,848)
Institutional Class	(1,722,167)	(18,647,560)	(6,528,096)[3]	(71,209,768)[3]	(9,015,641)[3]	(95,177,797	) [3]

		(20,981,678)		(85,284,042)		(108,575,629)

Net decrease in net assets resulting from capital share transactions		(16,165,638)		(72,584,844)		(76,831,353)

Total decrease in net assets		(8,566,458)		(79,559,944)		(41,487,421)

Net assets
Beginning of period		276,381,715		355,941,659		397,429,080

End of period		$267,815,257		$276,381,715		$355,941,659

Overdistributed net investment income		$(345,729)		$(345,596)		$(371,168)

1.	For the three months ended June 30, 2011. The Fund changed its fiscal year end from March 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Pennsylvania Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of the predecessor fund.

3.	Class I shares of Evergreen Pennsylvania Municipal Bond Fund became Institutional Class shares on July 12, 2010.

The accompanying notes are an integral part of these financial statements.

96	Wells Fargo Advantage Municipal Income Funds	Statements of Changes in Net Assets

	Wisconsin Tax-Free Fund
	Year Ended June 30, 2011		Year Ended June 30, 2010

Operations
Net investment income		$4,108,998		$3,469,254
Net realized gains on investments		773,240		690,907
Net change in unrealized gains (losses) on investments		(749,579)		3,045,799

Net increase in net assets resulting from operations		4,132,659		7,205,960

Distributions to shareholders from
Net investment income
Class A		(355,936)		(195,109)
Class C		(273,823)		(215,046)
Investor Class		(3,479,134)		(3,055,617)
Net realized gains
Class A		0		(68,605)
Class C		0		(101,767)
Investor Class		0		(1,091,354)

Total distributions to shareholders		(4,108,893)		(4,727,498)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	645,536	6,873,605	295,758	3,144,753
Class C	186,332	1,990,635	475,892	5,049,084
Investor Class	1,893,567	20,173,576	3,459,427	36,736,588

		29,037,816		44,930,425

Reinvestment of distributions
Class A	26,943	286,133	23,183	246,215
Class C	21,531	228,832	25,180	267,352
Investor Class	272,097	2,893,588	319,469	3,392,706

		3,408,553		3,906,273

Payment for shares redeemed
Class A	(298,470)	(3,146,838)	(102,660)	(1,093,312)
Class C	(342,957)	(3,619,570)	(193,522)	(2,055,652)
Investor Class	(2,884,626)	(30,646,595)	(2,449,227)	(26,026,941)

		(37,413,003)		(29,175,905)

Net increase (decrease) in net assets resulting from capital share transactions		(4,966,634)		19,660,793

Total increase (decrease) in net assets		(4,942,868)		22,139,255

Net assets
Beginning of period		126,838,999		104,699,744

End of period		$121,896,131		$126,838,999

Overdistributed net investment income		$(10,747)		$(10,852)

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

98	Wells Fargo Advantage Municipal Income Funds	Financial Highlights

	Beginning Net Asset Value Per Share	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains

California Limited-Term Tax-Free Fund
Class A
July 1, 2010 to June 30, 2011	$10.51	0.27		0.00	(0.27)	0.00
July 1, 2009 to June 30, 2010	$10.29	0.28		0.23	(0.29)	0.00
July 1, 2008 to June 30, 2009	$10.30	0.39		(0.01)	(0.39)	0.00
July 1, 2007 to June 30, 2008	$10.36	0.38		(0.06)	(0.38)	0.00
July 1, 2006 to June 30, 2007	$10.34	0.36		0.02	(0.36)	0.00
Class C
July 1, 2010 to June 30, 2011	$10.51	0.19		0.00	(0.19)	0.00
July 1, 2009 to June 30, 2010	$10.29	0.19		0.24	(0.21)	0.00
July 1, 2008 to June 30, 2009	$10.30	0.30		0.00	(0.31)	0.00
July 1, 2007 to June 30, 2008	$10.36	0.31		(0.07)	(0.30)	0.00
July 1, 2006 to June 30, 2007	$10.34	0.30		0.01	(0.29)	0.00
Administrator Class
July 1, 2010 to June 30, 2011	$10.35	0.29		(0.01)	(0.29)	0.00
July 1, 2009 to June 30, 2010	$10.13	0.30		0.23	(0.31)	0.00
July 1, 2008 to June 30, 2009	$10.14	0.41		(0.01)	(0.41)	0.00
July 1, 2007 to June 30, 2008	$10.20	0.39		(0.05)	(0.40)	0.00
July 1, 2006 to June 30, 2007	$10.18	0.38		0.02	(0.38)	0.00

California Tax-Free Fund
Class A
July 1, 2010 to June 30, 2011	$10.69	0.46		(0.16)	(0.46)	0.00
July 1, 2009 to June 30, 2010	$10.14	0.46	[2]	0.55	(0.46)	0.00
July 1, 2008 to June 30, 2009	$10.64	0.49		(0.50)	(0.49)	0.00
July 1, 2007 to June 30, 2008	$11.02	0.48		(0.35)	(0.48)	(0.03)
July 1, 2006 to June 30, 2007	$11.00	0.48		0.05	(0.48)	(0.03)
Class B
July 1, 2010 to June 30, 2011	$10.91	0.39	[2]	(0.17)	(0.39)	0.00
July 1, 2009 to June 30, 2010	$10.35	0.39	[2]	0.56	(0.39)	0.00
July 1, 2008 to June 30, 2009	$10.86	0.42		(0.50)	(0.43)	0.00
July 1, 2007 to June 30, 2008	$11.24	0.42		(0.36)	(0.41)	(0.03)
July 1, 2006 to June 30, 2007	$11.22	0.41		0.05	(0.41)	(0.03)
Class C
July 1, 2010 to June 30, 2011	$10.90	0.39		(0.16)	(0.39)	0.00
July 1, 2009 to June 30, 2010	$10.35	0.39	[2]	0.55	(0.39)	0.00
July 1, 2008 to June 30, 2009	$10.85	0.42		(0.50)	(0.42)	0.00
July 1, 2007 to June 30, 2008	$11.24	0.41		(0.36)	(0.41)	(0.03)
July 1, 2006 to June 30, 2007	$11.22	0.41		0.05	(0.41)	(0.03)
Administrator Class
July 1, 2010 to June 30, 2011	$10.71	0.48		(0.16)	(0.48)	0.00
July 1, 2009 to June 30, 2010	$10.16	0.48		0.56	(0.49)	0.00
July 1, 2008 to June 30, 2009	$10.66	0.52		(0.50)	(0.52)	0.00
July 1, 2007 to June 30, 2008	$11.04	0.51		(0.35)	(0.51)	(0.03)
July 1, 2006 to June 30, 2007	$11.03	0.51		0.04	(0.51)	(0.03)

Colorado Tax-Free Fund
Class A
July 1, 2010 to June 30, 2011	$10.35	0.44		(0.21)	(0.43)	0.00
July 1, 2009 to June 30, 2010	$9.90	0.41	[2]	0.46	(0.42)	0.00
July 1, 2008 to June 30, 2009	$10.32	0.45	[2]	(0.41)	(0.45)	(0.01)
July 1, 2007 to June 30, 2008	$10.57	0.44	[2]	(0.24)	(0.44)	(0.01)
July 1, 2006 to June 30, 2007	$10.55	0.45		0.02	(0.45)	0.00

Please see footnotes on page 104.

Financial Highlights	Wells Fargo Advantage Municipal Income Funds	99

Ending Net Asset Value Per Share	Ratio to Average Net Assets (Annualized)				Portfolio Turnover Rate	Net Assets at End of Period (000’s omitted)
	Net Investment Income	Gross Expenses	Net Expenses	Total Return[1]

$10.51	2.58%	0.84%	0.80%	2.52%	54%	$126,570
$10.51	2.67%	0.85%	0.85%	5.14%	34%	$116,578
$10.29	3.82%	0.95%	0.85%	3.77%	64%	$46,372
$10.30	3.63%	1.09%	0.85%	3.09%	69%	$37,376
$10.36	3.50%	1.09%	0.85%	3.74%	80%	$41,140

$10.51	1.82%	1.60%	1.55%	1.85%	54%	$28,089
$10.51	1.85%	1.61%	1.60%	4.25%	34%	$29,501
$10.29	3.07%	1.69%	1.60%	2.99%	64%	$6,014
$10.30	2.88%	1.83%	1.60%	2.32%	69%	$4,632
$10.36	2.75%	1.84%	1.60%	2.97%	80%	$5,006

$10.34	2.77%	0.79%	0.60%	2.72%	54%	$209,794
$10.35	2.91%	0.79%	0.60%	5.34%	34%	$184,246
$10.13	4.08%	0.87%	0.60%	4.03%	64%	$60,259
$10.14	3.85%	0.91%	0.60%	3.34%	69%	$43,800
$10.20	3.74%	0.91%	0.60%	4.00%	80%	$24,600

$10.53	4.36%	0.82%	0.75%	2.89%	23%	$483,091
$10.69	4.35%	0.86%	0.80%	10.10%	31%	$372,415
$10.14	4.85%	0.88%	0.80%	0.06%	44%	$351,526
$10.64	4.42%	1.02%	0.80%	1.25%	43%	$375,441
$11.02	4.31%	1.03%	0.80%	4.89%	49%	$365,396

$10.74	3.57%	1.56%	1.50%	2.06%	23%	$2,566
$10.91	3.63%	1.62%	1.55%	9.26%	31%	$4,286
$10.35	4.08%	1.64%	1.55%	(0.69)%	44%	$11,926
$10.86	3.68%	1.77%	1.55%	0.57%	43%	$25,900
$11.24	3.57%	1.78%	1.55%	4.11%	49%	$42,839

$10.74	3.61%	1.57%	1.50%	2.16%	23%	$33,772
$10.90	3.58%	1.62%	1.55%	9.16%	31%	$34,848
$10.35	4.10%	1.63%	1.55%	(0.60)%	44%	$27,786
$10.85	3.69%	1.76%	1.55%	0.47%	43%	$29,438
$11.24	3.56%	1.78%	1.55%	4.11%	49%	$29,732

$10.55	4.54%	0.75%	0.55%	3.10%	23%	$118,170
$10.71	4.53%	0.78%	0.55%	10.35%	31%	$172,814
$10.16	5.10%	0.81%	0.55%	0.32%	44%	$74,046
$10.66	4.67%	0.84%	0.55%	1.51%	43%	$77,702
$11.04	4.56%	0.85%	0.55%	5.06%	49%	$50,556

$10.15	4.25%	0.89%	0.85%	2.34%	22%	$48,218
$10.35	3.95%	0.89%	0.85%	8.90%	15%	$69,351
$9.90	4.58%	1.00%	0.88%	0.51%	20%	$53,883
$10.32	4.20%	1.12%	0.89%	1.85%	15%	$46,174
$10.57	4.21%	1.15%	0.92%	4.46%	21%	$49,827

100	Wells Fargo Advantage Municipal Income Funds	Financial Highlights

	Beginning Net Asset Value Per Share	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains

Colorado Tax-Free Fund (continued)
Class B
July 1, 2010 to June 30, 2011	$10.36	0.36	[2]	(0.20)	(0.36)	0.00
July 1, 2009 to June 30, 2010	$9.92	0.33	[2]	0.45	(0.34)	0.00
July 1, 2008 to June 30, 2009	$10.33	0.38	[2]	(0.40)	(0.38)	(0.01)
July 1, 2007 to June 30, 2008	$10.58	0.36	[2]	(0.24)	(0.36)	(0.01)
July 1, 2006 to June 30, 2007	$10.57	0.37		0.01	(0.37)	0.00
Class C
July 1, 2010 to June 30, 2011	$10.36	0.36		(0.20)	(0.36)	0.00
July 1, 2009 to June 30, 2010	$9.91	0.33	[2]	0.46	(0.34)	0.00
July 1, 2008 to June 30, 2009	$10.33	0.37	[2]	(0.40)	(0.38)	(0.01)
March 31, 2008[3] to June 30, 2008	$10.35	0.08	[2]	(0.01)	(0.09)	0.00
Administrator Class
July 1, 2010 to June 30, 2011	$10.35	0.46		(0.20)	(0.46)	0.00
July 1, 2009 to June 30, 2010	$9.90	0.43	[2]	0.47	(0.45)	0.00
July 1, 2008 to June 30, 2009	$10.32	0.48	[2]	(0.42)	(0.47)	(0.01)
July 1, 2007 to June 30, 2008	$10.57	0.47	[2]	(0.25)	(0.46)	(0.01)
July 1, 2006 to June 30, 2007	$10.55	0.48		0.02	(0.48)	0.00

Minnesota Tax-Free Fund
Class A
July 1, 2010 to June 30, 2011	$10.75	0.40		(0.05)	(0.40)	(0.02)
July 1, 2009 to June 30, 2010	$10.36	0.43	[2]	0.40	(0.43)	(0.01)
July 1, 2008 to June 30, 2009	$10.56	0.44	[2]	(0.19)	(0.44)	(0.01)
July 1, 2007 to June 30, 2008	$10.70	0.45	[2]	(0.10)	(0.46)	(0.03)
July 1, 2006 to June 30, 2007	$10.74	0.45		(0.01)	(0.45)	(0.03)
Class B
July 1, 2010 to June 30, 2011	$10.75	0.32	[2]	(0.05)	(0.32)	(0.02)
July 1, 2009 to June 30, 2010	$10.36	0.35	[2]	0.40	(0.35)	(0.01)
July 1, 2008 to June 30, 2009	$10.56	0.37	[2]	(0.19)	(0.37)	(0.01)
July 1, 2007 to June 30, 2008	$10.69	0.38	[2]	(0.10)	(0.38)	(0.03)
July 1, 2006 to June 30, 2007	$10.74	0.38		(0.03)	(0.37)	(0.03)
Class C
July 1, 2010 to June 30, 2011	$10.75	0.32		(0.05)	(0.32)	(0.02)
July 1, 2009 to June 30, 2010	$10.36	0.35	[2]	0.40	(0.35)	(0.01)
July 1, 2008 to June 30, 2009	$10.56	0.36	[2]	(0.18)	(0.37)	(0.01)
July 1, 2007 to June 30, 2008	$10.69	0.37	[2]	(0.10)	(0.37)	(0.03)
July 1, 2006 to June 30, 2007	$10.73	0.36		(0.01)	(0.36)	(0.03)
Administrator Class
July 1, 2010 to June 30, 2011	$10.75	0.43	[2]	(0.05)	(0.43)	(0.02)
July 1, 2009 to June 30, 2010	$10.36	0.45	[2]	0.40	(0.45)	(0.01)
July 1, 2008 to June 30, 2009[6]	$10.56	0.47	[2]	(0.19)	(0.47)	(0.01)
July 1, 2007 to June 30, 2008	$10.69	0.48	[2]	(0.10)	(0.48)	(0.03)
July 1, 2006 to June 30, 2007	$10.73	0.48		(0.01)	(0.48)	(0.03)

North Carolina Tax-Free Fund
Class A
September 1, 2010 to June 30, 2011[4]	$10.12	0.30		(0.41)	(0.30)	0.00
September 1, 2009 to August 31, 2010[10]	$9.64	0.39	[2]	0.49	(0.40)	0.00
September 1, 2008 to August 31, 2009[10]	$9.80	0.39		(0.15)	(0.40)	0.00
September 1, 2007 to August 31, 2008[10]	$10.00	0.39		(0.20)	(0.39)	0.00
September 1, 2006 to August 31, 2007[10]	$10.30	0.38		(0.30)	(0.38)	0.00
September 1, 2005 to August 31, 2006[10]	$10.44	0.39		(0.14)	(0.38)	(0.01)

Please see footnotes on page 104.

Financial Highlights	Wells Fargo Advantage Municipal Income Funds	101

Ending Net Asset Value Per Share	Ratio to Average Net Assets (Annualized)				Portfolio Turnover Rate	Net Assets at End of Period (000’s omitted)
	Net Investment Income	Gross Expenses	Net Expenses	Total Return[1]

$10.16	3.50%	1.64%	1.60%	1.57%	22%	$101
$10.36	3.24%	1.66%	1.60%	7.97%	15%	$253
$9.92	3.83%	1.74%	1.63%	(0.14)%	20%	$1,072
$10.33	3.45%	1.87%	1.64%	1.09%	15%	$2,870
$10.58	3.47%	1.90%	1.67%	3.59%	21%	$6,057

$10.16	3.50%	1.64%	1.60%	1.57%	22%	$3,763
$10.36	3.17%	1.65%	1.60%	8.08%	15%	$3,920
$9.91	3.82%	1.73%	1.60%	(0.23)%	20%	$1,053
$10.33	2.25%	1.74%	1.61%	0.58%	15%	$401

$10.15	4.51%	0.83%	0.60%	2.59%	22%	$39,021
$10.35	4.21%	0.83%	0.60%	9.17%	15%	$44,143
$9.90	4.84%	0.92%	0.63%	0.76%	20%	$43,746
$10.32	4.44%	0.94%	0.64%	2.10%	15%	$45,046
$10.57	4.46%	0.97%	0.67%	4.72%	21%	$35,446

$10.68	3.76%	0.86%	0.85%	3.39%	25%	$52,628
$10.75	3.97%	0.89%	0.85%	8.11%	25%	$56,885
$10.36	4.32%	0.94%	0.85%	2.49%	28%	$48,905
$10.56	4.26%	1.06%	0.85%	3.32%	39%	$43,617
$10.70	4.18%	1.07%	0.85%	4.14%	19%	$37,897

$10.68	3.00%	1.61%	1.60%	2.62%	25%	$539
$10.75	3.24%	1.65%	1.60%	7.30%	25%	$1,005
$10.36	3.58%	1.69%	1.60%	1.72%	28%	$2,166
$10.56	3.51%	1.82%	1.60%	2.64%	39%	$4,166
$10.69	3.43%	1.82%	1.60%	3.27%	19%	$6,200

$10.68	3.01%	1.61%	1.60%	2.62%	25%	$7,670
$10.75	3.19%	1.64%	1.60%	7.30%	25%	$6,489
$10.36	3.55%	1.65%	1.59%	1.73%	28%	$4,163
$10.56	3.49%	1.79%	1.60%	2.63%	39%	$2,103
$10.69	3.41%	1.82%	1.60%	3.35%	19%	$1,245

$10.68	4.00%	0.80%	0.60%	3.65%	25%	$106,412
$10.75	4.22%	0.82%	0.60%	8.37%	25%	$132,313
$10.36	4.57%	0.86%	0.60%	2.74%	28%	$122,749
$10.56	4.49%	0.89%	0.60%	3.67%	39%	$111,194
$10.69	4.43%	0.89%	0.60%	4.40%	19%	$115,134

$9.71	3.72%	0.91%	0.85%	(1.05)%	44%	$47,954
$10.12	4.03%	0.90%	0.88%	9.38%	63%	$56,508
$9.64	4.22%	0.87%	0.87%	2.63%	48%	$51,028
$9.80	3.88%	0.92%[8]	0.89%[8]	1.90%	78%	$54,680
$10.00	3.71%	0.98%[8]	0.93%[8]	0.67%	72%	$59,828
$10.30	3.78%	0.92%[8]	0.87%[8]	2.54%	83%	$66,176

102	Wells Fargo Advantage Municipal Income Funds	Financial Highlights

	Beginning Net Asset Value Per Share	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains

North Carolina Tax-Free Fund (continued)
Class C
September 1, 2010 to June 30, 2011[4]	$10.12	0.24		(0.41)	(0.24)	0.00
September 1, 2009 to August 31, 2010[10]	$9.64	0.32	[2]	0.49	(0.33)	0.00
September 1, 2008 to August 31, 2009[10]	$9.80	0.32		(0.15)	(0.33)	0.00
September 1, 2007 to August 31, 2008[10]	$10.00	0.31		(0.20)	(0.31)	0.00
September 1, 2006 to August 31, 2007[10]	$10.30	0.30		(0.29)	(0.31)	0.00
September 1, 2005 to August 31, 2006[10]	$10.44	0.31		(0.13)	(0.31)	(0.01)
Institutional Class
September 1, 2010 to June 30, 2011[4]	$10.12	0.32		(0.41)	(0.32)	0.00
September 1, 2009 to August 31, 2010[10]	$9.64	0.42	[2]	0.49	(0.43)	0.00
September 1, 2008 to August 31, 2009[10]	$9.80	0.42		(0.16)	(0.42)	0.00
September 1, 2007 to August 31, 2008[10]	$10.00	0.41		(0.20)	(0.41)	0.00
September 1, 2006 to August 31, 2007[10]	$10.30	0.41		(0.30)	(0.41)	0.00
September 1, 2005 to August 31, 2006[10]	$10.44	0.41		(0.13)	(0.41)	(0.01)

Pennsylvania Tax-Free Fund
Class A
April 1, 2011 to June 30, 2011[5]	$10.63	0.11		0.30	(0.11)	0.00
April 1, 2010 to March 31, 2011[11]	$10.90	0.44		(0.28)	(0.43)	0.00
April 1, 2009 to March 31, 2010[11]	$9.95	0.46		0.95	(0.46)	0.00
April 1, 2008 to March 31, 2009[11]	$10.84	0.48		(0.89)	(0.48)	0.00
April 1, 2007 to March 31, 2008[11]	$11.32	0.48		(0.49)	(0.47)	0.00
April 1, 2006 to March 31, 2007[11]	$11.25	0.47		0.07	(0.47)	0.00
Class B
April 1, 2011 to June 30, 2011[5]	$10.59	0.09	[2]	0.30	(0.09)	0.00
April 1, 2010 to March 31, 2011[11]	$10.86	0.35	[2]	(0.27)	(0.35)	0.00
April 1, 2009 to March 31, 2010[11]	$9.91	0.38	[2]	0.95	(0.38)	0.00
April 1, 2008 to March 31, 2009[11]	$10.80	0.40	[2]	(0.89)	(0.40)	0.00
April 1, 2007 to March 31, 2008[11]	$11.27	0.37		(0.45)	(0.39)	0.00
April 1, 2006 to March 31, 2007[11]	$11.21	0.36		0.07	(0.38)	0.00
Class C
April 1, 2011 to June 30, 2011[5]	$10.61	0.09		0.30	(0.09)	0.00
April 1, 2010 to March 31, 2011[11]	$10.88	0.35		(0.27)	(0.35)	0.00
April 1, 2009 to March 31, 2010[11]	$9.93	0.38		0.95	(0.38)	0.00
April 1, 2008 to March 31, 2009[11]	$10.82	0.40		(0.88)	(0.41)	0.00
April 1, 2007 to March 31, 2008[11]	$11.29	0.38		(0.46)	(0.39)	0.00
April 1, 2006 to March 31, 2007[11]	$11.23	0.37		0.07	(0.38)	0.00
Institutional Class[7]
April 1, 2011 to June 30, 2011[5]	$10.63	0.11		0.30	(0.11)	0.00
April 1, 2010 to March 31, 2011[11]	$10.90	0.46		(0.27)	(0.46)	0.00
April 1, 2009 to March 31, 2010[11]	$9.95	0.49		0.95	(0.49)	0.00
April 1, 2008 to March 31, 2009[11]	$10.84	0.51		(0.89)	(0.51)	0.00
April 1, 2007 to March 31, 2008[11]	$11.31	0.50		(0.47)	(0.50)	0.00
April 1, 2006 to March 31, 2007[11]	$11.25	0.49		0.07	(0.50)	0.00

Wisconsin Tax-Free Fund
Class A
July 1, 2010 to June 30, 2011	$10.67	0.36		0.01	(0.36)	0.00
July 1, 2009 to June 30, 2010	$10.43	0.32		0.35	(0.32)	(0.11)
July 1, 2008 to June 30, 2009	$10.37	0.38		0.06	(0.38)	0.00
March 31, 2008[3] to June 30, 2008	$10.44	0.09		(0.07)	(0.09)	0.00

Please see footnotes on page 104.

Financial Highlights	Wells Fargo Advantage Municipal Income Funds	103

Ending Net Asset Value Per Share	Ratio to Average Net Assets (Annualized)				Portfolio Turnover Rate	Net Assets at End of Period (000’s omitted)
	Net Investment Income	Gross Expenses	Net Expenses	Total Return[1]

$9.71	2.96%	1.66%	1.60%	(1.66)%	44%	$5,789
$10.12	3.26%	1.65%	1.63%	8.57%	63%	$7,671
$9.64	3.47%	1.62%	1.62%	1.87%	48%	$4,805
$9.80	3.12%	1.64%[8]	1.64%[8]	1.13%	78%	$5,239
$10.00	2.96%	1.68%[8]	1.68%[8]	(0.08)%	72%	$5,734
$10.30	3.03%	1.61%[8]	1.61%[8]	1.82%	83%	$5,744

$9.71	4.02%	0.58%	0.54%	(0.79)%	44%	$107,972
$10.12	4.29%	0.64%	0.63%	9.66%	63%	$150,184
$9.64	4.47%	0.62%	0.62%	2.89%	48%	$153,115
$9.80	4.12%	0.64%[8]	0.64%[8]	2.15%	78%	$275,112
$10.00	3.96%	0.68%[8]	0.68%[8]	0.92%	72%	$444,672
$10.30	4.03%	0.61%[8]	0.61%[8]	2.85%	83%	$555,403

$10.93	3.98%	0.87%[9]	0.74%[9]	3.84%	10%	$43,188
$10.63	3.99%	0.84%[9]	0.75%[9]	1.56%	46%	$41,832
$10.90	4.35%	0.76%	0.76%	14.41%	45%	$48,762
$9.95	4.67%	0.73%[9]	0.73%[9]	(3.79)%	35%	$45,158
$10.84	4.27%	0.76%[9]	0.71%[9]	(0.05)%	21%	$48,045
$11.32	4.13%	0.79%[9]	0.74%[9]	4.86%	33%	$55,565

$10.89	3.22%	1.62%[9]	1.49%[9]	3.66%	10%	$3,956
$10.59	3.23%	1.60%[9]	1.50%[9]	0.80%	46%	$4,932
$10.86	3.63%	1.51%	1.51%	13.60%	45%	$7,573
$9.91	3.89%	1.47%[9]	1.47%[9]	(4.54)%	35%	$11,287
$10.80	3.51%	1.46%[9]	1.46%[9]	(0.73)%	21%	$18,324
$11.27	3.38%	1.49%[9]	1.49%[9]	4.00%	33%	$24,725

$10.91	3.23%	1.62%[9]	1.49%[9]	3.65%	10%	$8,331
$10.61	3.23%	1.59%[9]	1.50%[9]	0.80%	46%	$8,118
$10.88	3.61%	1.51%	1.51%	13.58%	45%	$9,020
$9.93	3.91%	1.48%[9]	1.48%[9]	(4.52)%	35%	$8,387
$10.82	3.52%	1.46%[9]	1.46%[9]	(0.72)%	21%	$9,896
$11.29	3.38%	1.49%[9]	1.49%[9]	4.00%	33%	$11,539

$10.93	4.22%	0.55%[9]	0.49%[9]	3.91%	10%	$212,341
$10.63	4.23%	0.54%[9]	0.50%[9]	1.82%	46%	$221,498
$10.90	4.61%	0.51%	0.51%	14.69%	45%	$290,586
$9.95	4.88%	0.47%[9]	0.47%[9]	(3.55)%	35%	$332,597
$10.84	4.51%	0.45%[9]	0.45%[9]	0.29%	21%	$555,535
$11.31	4.38%	0.49%[9]	0.49%[9]	5.04%	33%	$730,018

$10.68	3.43%	0.92%	0.70%	3.52%	60%	$11,540
$10.67	3.00%	0.93%	0.70%	6.52%	48%	$7,535
$10.43	3.71%	0.97%	0.68%	4.38%	126%	$5,110
$10.37	3.34%	0.99%	0.70%	0.21%	102%	$331

104	Wells Fargo Advantage Municipal Income Funds	Financial Highlights

	Beginning Net Asset Value Per Share	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains

Wisconsin Tax-Free Fund (continued)
Class C
July 1, 2010 to June 30, 2011	$10.67	0.27	0.01	(0.27)	0.00
July 1, 2009 to June 30, 2010	$10.43	0.23	0.35	(0.23)	(0.11)
July 1, 2008 to June 30, 2009	$10.37	0.30	0.06	(0.30)	0.00
July 1, 2007 to June 30, 2008	$10.44	0.30	(0.05)	(0.30)	(0.02)
July 1, 2006 to June 30, 2007	$10.38	0.30	0.11	(0.30)	(0.05)
Investor Class
July 1, 2010 to June 30, 2011	$10.67	0.35	0.01	(0.35)	0.00
July 1, 2009 to June 30, 2010	$10.43	0.31	0.35	(0.31)	(0.11)
July 1, 2008 to June 30, 2009	$10.37	0.37	0.06	(0.37)	0.00
July 1, 2007 to June 30, 2008	$10.44	0.38	(0.05)	(0.38)	(0.02)
July 1, 2006 to June 30, 2007	$10.38	0.38	0.11	(0.38)	(0.05)

1.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

2.	Calculated based upon average shares outstanding.

3.	Commencement of class operations.

4.	For the ten months ended June 30, 2011. The Fund changed its fiscal year end from August 31 to June 30, effective June 30, 2011.

5.	For the three months ended June 30, 2011. The Fund changed its fiscal year end from March 31 to June 30, effective June 30, 2011.

6.	On July 18, 2008, Class Z was converted to Administrator Class.

7.	Class I shares of the predecessor fund became Institutional Class shares on July 12, 2010.

8.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

September 1, 2007 to August 31, 2008	0.05%
September 1, 2006 to August 31, 2007	0.09%
September 1, 2005 to August 31, 2006	0.03%

9.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

April 1, 2011 to June 30, 2011[5]	0.01%
April 1, 2010 to March 31, 2011	0.01%
April 1, 2008 to March 31, 2009	0.01%
April 1, 2007 to March 31, 2008	0.03%
April 1, 2006 to March 31, 2007	0.08%

10.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen North Carolina Municipal Bond Fund which became the accounting and performance survivor in this transaction. The financial highlights for the periods prior to July 12, 2010 are those of Evergreen North Carolina Municipal Bond Fund.

11.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Pennsylvania Municipal Bond Fund which became the accounting and performance survivor in this transaction. The financial highlights for the periods prior to July 12, 2010 are those of Evergreen Pennsylvania Municipal Bond Fund.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Municipal Income Funds	105

Ending Net Asset Value Per Share	Ratio to Average Net Assets (Annualized)				Portfolio Turnover Rate	Net Assets at End of Period (000’s omitted)
	Net Investment Income	Gross Expenses	Net Expenses	Total Return[1]

$10.68	2.56%	1.67%	1.48%	2.71%	60%	$9,552
$10.67	2.20%	1.68%	1.49%	5.67%	48%	$10,979
$10.43	2.89%	1.73%	1.49%	3.54%	126%	$7,528
$10.37	2.82%	1.82%	1.49%	2.40%	102%	$5,123
$10.44	2.87%	1.88%	1.49%	3.99%	51%	$3,730

$10.68	3.32%	0.95%	0.73%	3.49%	60%	$100,804
$10.67	2.94%	0.99%	0.75%	6.46%	48%	$108,326
$10.43	3.64%	1.05%	0.75%	4.31%	126%	$92,061
$10.37	3.57%	1.22%	0.75%	2.95%	102%	$88,130
$10.44	3.61%	1.30%	0.75%	4.77%	51%	$68,745

106	Wells Fargo Advantage Municipal Income Funds	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the following funds: Wells Fargo Advantage California Limited-Term Tax-Free Fund (“California Limited-Term Tax-Free Fund”), Wells Fargo Advantage California Tax-Free Fund (“California Tax-Free Fund”), Wells Fargo Advantage Colorado Tax-Free Fund (“Colorado Tax-Free Fund”), Wells Fargo Advantage Minnesota Tax-Free Fund (“Minnesota Tax-Free Fund”), Wells Fargo Advantage North Carolina Tax-Free Fund (“North Carolina Tax-Free Fund”), Wells Fargo Advantage Pennsylvania Tax-Free Fund (“Pennsylvania Tax-Free Fund”), and Wells Fargo Advantage Wisconsin Tax-Free Fund (“Wisconsin Tax-Free Fund” ) (each, a “Fund”, collectively, the “Funds”). Each Fund, except Wisconsin Tax-Free Fund, is a non-diversified series of the Trust. Wisconsin Tax-Free Fund is a diversified series of the Trust.

After the close of business on July 9, 2010, the net assets of various Evergreen Funds were acquired by various Wells Fargo Advantage Funds, which were created to receive the assets of the respective Evergreen Fund, in an exchange for shares of the Wells Fargo Advantage Fund. As the various Evergreen Funds contributed all of the net assets and shareholders to the newly created Wells Fargo Advantage Fund, the accounting and performance history of the Evergreen Fund has been carried forward in the financial statements contained herein.

Wells Fargo Advantage Fund	Acquired Evergreen Fund
North Carolina Tax-Free Fund	Evergreen North Carolina Municipal Bond Fund
Pennsylvania Tax-Free Fund	Evergreen Pennsylvania Municipal Bond Fund

Class A, Class B, Class C and Class I shares of Evergreen North Carolina Bond Fund received Class A, Class A, Class C and Institutional Class shares, respectively, of North Carolina Tax-Free Fund in the reorganization.

Class A, Class B, Class C and Class I shares of Evergreen Pennsylvania Municipal Bond Fund received Class A, Class B, Class C and Institutional Class shares, respectively, of Pennsylvania Tax-Free Fund in the reorganization.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Certain fixed income securities with maturities exceeding 60 days are valued based on available market quotations received from an independent pricing service approved by the Trust’s Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Funds’ Fair Value Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Funds to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

When-issued transactions

Each Fund may purchase securities on a forward commitment or ‘when-issued’ basis. A Fund records a when-issued transaction on the trade date and will segregate assets to cover its obligation by confirming the availability of qualifying

Notes to Financial Statements	Wells Fargo Advantage Municipal Income Funds	107

assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

Certain Funds may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Funds may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Inverse floating-rate obligations

Certain Funds may participate in inverse floating-rate obligation (“Inverse Floater”) structures whereby a fixed-rate bond (“Fixed-Rate Bond”) purchased by the Fund is transferred to a tender option bond trust (“TOB Trust”). The TOB Trust issues floating-rate notes (“Floating-Rate Notes”) to third-parties, which are collateralized by the Fixed-Rate Bond, and the Fund buys a residual interest in the TOB Trust’s assets and cash flows. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating-Rate Notes to tender their notes at par, and (2) to have the Fixed-Rate Bond held by the TOB Trust transferred back to the Fund, thereby collapsing the TOB Trust. The Fund accounts for the transaction described above as a secured borrowing by including the Fixed-Rate Bond in its Portfolio of Investments, and by recording the Floating-Rate Notes as a liability in the Fund’s Statement of Assets and Liabilities. The Fund also records the interest paid on Floating-Rate Notes as interest expense. The Floating-Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes for redemption at par at each reset date. Inverse Floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment.

108	Wells Fargo Advantage Municipal Income Funds	Notes to Financial Statements

Temporary differences do not require reclassifications. At June 30, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Undistributed (Overdistributed) Net Investment Income	Accumulated Net Realized Gains (Losses) on Investments	Paid-in Capital
California Limited-Term Tax-Free Fund	$5,170	$(5,170)	$0
Colorado Tax-Free Fund	105,536	(105,536)	0
Minnesota Tax-Free Fund	(3,676)	3,676	0
Pennsylvania Tax-Free Fund	0	1,851,729	(1,851,729)

Federal and other taxes

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At June 30, 2011, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

	Pre-enactment Capital Loss Expiration							Post-enactment Capital Losses
	2012	2013	2015	2016	2017	2018	2019	Short-Term	Long-Term
California Limited-Term Tax-Free Fund	$0	$0	$251,711	$11,320	$0	$1,059,767	$110,356	$0	$0
California Tax-Free Fund	0	0	0	3,299,963	4,968,967	8,453,927	0	0	0
Colorado Tax-Free Fund	0	0	0	0	95,092	656,194	57,793	0	0
North Carolina Tax-Free Fund	0	0	603,188	1,458,697	10,534,854	3,623,438	0	0	0
Pennsylvania Tax-Free Fund	1,438,502	894,209	3,458,446	4,324,935	5,875,768	0	0	801,174	2,137,669

At June 30, 2011, current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year were:

Deferred Post-October Capital Loss
California Limited-Term Tax-Free Fund	$146,396
Colorado Tax-Free Fund	627,036
Minnesota Tax-Free Fund	241,355
North Carolina Tax-Free Fund	321,094

Notes to Financial Statements	Wells Fargo Advantage Municipal Income Funds	109

Class allocations

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of June 30, 2011, the inputs used in valuing each Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
California Limited-Term Tax-Free Fund
Municipal bonds and notes	$0	$358,260,505	$190,905	$358,451,410
Short-term investments
Investment companies	8,131,534	0	0	8,131,534
	$8,131,534	$358,260,505	$190,905	$366,582,944
California Tax-Free Fund
Municipal bonds and notes	$0	$612,835,783	$1,765,875	$614,601,658
Short-term investments
Investment companies	12,549,073	0	0	12,549,073
	$12,549,073	$612,835,783	$1,765,875	$627,150,731
Colorado Tax-Free Fund
Municipal bonds and notes	$0	$87,496,621	$0	$87,496,621
Short-term investments
Investment companies	2,857,420	0	0	2,857,420
	$2,857,420	$87,496,621	$0	$90,354,041

110	Wells Fargo Advantage Municipal Income Funds	Notes to Financial Statements

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Minnesota Tax-Free Fund
Municipal bonds and notes	$0	$162,549,818	$1,105,833	$163,655,651
Short-term investments
Investment companies	1,005,989	0	0	1,005,989
	$1,005,989	$162,549,818	$1,105,833	$164,661,640
North Carolina Tax-Free Fund
Municipal bonds and notes	$0	$159,281,268	$0	$159,281,268
Short-term investments
Investment companies	1,579,115	0	0	1,579,115
U.S. Treasury obligations	49,998	0	0	49,998
	$1,629,113	$159,231,268	$0	$160,910,381
Pennsylvania Tax-Free Fund
Municipal bonds and notes	$0	$266,572,050	$0	$266,572,050
Short-term investments
Investment companies	394,187	0	0	394,187
	$394,187	$266,572,050	$0	$266,966,237
Wisconsin Tax-Free Fund
Municipal bonds and notes	$0	$117,622,820	$1,499,876	$119,122,696

Further details on the major security types listed above can be found in the each Fund’s Portfolio of Investments.

As of June 30, 2011, the inputs used in valuing each Fund’s other financial instruments, which are carried at fair value, were as follows:

Futures contracts	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
North Carolina Tax-Free Fund	$9,530	$0	$0	$9,530

Transfers in and transfers out are recognized at the end of the reporting period. For the period ended June 30, 2011, the Funds did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	California Limited-Term Tax-Free Fund	California Tax-Free Fund	Minnesota Tax-Free Fund	Wisconsin Tax-Free Fund
Municipal bonds and notes
Balance as of June 30, 2010	$190,397	$1,808,771	$1,320,682	$1,454,715
Accrued discounts (premiums)	0	3,962	0	40,170
Realized gains (losses)	0	0	6,250	0
Change in unrealized gains (losses)	508	3,142	(121,099)	4,991
Purchases	0	0	0	0
Sales	0	(50,000)	(100,000)	0
Transfers into Level 3	0	0	0	0
Transfers out of Level 3	0	0	0	0
Balance as of June 30, 2011	$190,905	$1,765,875	$1,105,833	$1,499,876
Change in unrealized gains (losses) relating to securities still held at June 30, 2011	$508	$741	($120,514)	$4,991

Notes to Financial Statements	Wells Fargo Advantage Municipal Income Funds	111

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fees

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Funds. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee which is calculated based on the average daily net assets of each Fund as follows:

	Advisory Fee				Effective rate for period ended June 30, 2011
	starting at		declining to
California Limited-Term Tax-Free Fund	0.35%		0.25%		0.35%
California Tax-Free Fund	0.35		0.25		0.34
Colorodo Tax-Free Fund	0.35		0.25		0.35
Minnesota Tax-Free Fund	0.35		0.25		0.35
North Carolina Tax-Free Fund	0.35	#	0.25	#	0.35	##
Pennsylvania Tax-Free Fund	0.35	*	0.25	*	0.35	**
Wisconsin Tax-Free Fund	0.35		0.25		0.35

#	Prior to July 12, 2010, Evergreen Investment Management Company, LLC (“EIMC”), an affiliate of Wells Fargo, was entitled to receive from the Fund's predecessor fund, Evergreen North Carolina Municipal Bond Fund, an annual advisory fee which started at 0.42% and declined to 0.27% as the average daily net assets of the predecessor fund increased. The effective rate for the year ended August 31, 2010 was 0.41%.

##	For the ten months ended June 30, 2011. The Fund changed its fiscal year end from August 31 to June 30, effective June 30, 2011.

*	Prior to July 12, 2010, EIMC was entitled to receive from the Fund's predecessor fund, Evergreen Pennsylvania Municipal Bond Fund, an annual advisory fee which started at 0.315% and declined to 0.16% as the average daily net assets of the predecessor fund increased. The effective rate for the year ended March 31, 2011 was 0.34%.

**	For the three months ended June 30, 2011. The Fund changed its fiscal year end from March 31 to June 30, effective June 30, 2011.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Funds. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management Incorporated, an affiliate of Funds Management, is the sub-adviser to each Fund and each Fund, except California Limited-Term Tax-Free Fund, is entitled to receive a fee from the adviser at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of each Fund increase. For California Limited-Term Tax-Free Fund, Wells Capital Management Incorporated is entitled to receive a fee from the adviser at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of each Fund increase and a class level administration fee which is calculated based on the average daily net assets of each Fund as follows:

	Class Level Administration Fee
Class A, Class B and Class C	0.16	%*
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19	**

*	Prior to July 12, 2010, the class-level administration fee for Class A, Class B and Class C was 0.18%.
**	Prior to July 12, 2010, the class-level administration fee for Investor Class was 0.23%.

112	Wells Fargo Advantage Municipal Income Funds	Notes to Financial Statements

Prior to July 12, 2010, EIMC was entitled to receive from the predecessor funds of North Carolina Tax-Free Fund and Pennsylvania Tax-Free Fund a fund level administrative services fee at an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) which started at 0.10% and declined to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increased.

Funds Management and/or EIMC has contractually waived and/or reimbursed investment advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management and/or EIMC were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Prior to July 12, 2010, Evergreen Service Company, LLC, an affiliate of EIMC and a subsidiary of Wells Fargo, was entitled to receive a transfer and dividend disbursing agent fee from the predecessor funds of North Carolina Tax-Free Fund and Pennsylvania Tax-Free Fund.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of Class B and Class C. Prior to July 12, 2010, Class B and Class C shares of the predecessor funds of North Carolina Tax-Free Fund and Pennsylvania Tax-Free Fund also paid distribution fees at an annual rate of 0.75% of the average daily net assets of each class.

For the year ended June 30, 2011, Wells Fargo Funds Distributor, LLC received the following amounts in front-end sales charges and contingent deferred sales charges.

	Front-end sales charges Class A		Contingent deferred sales charges
			Class B		Class C
California Limited-Term Tax-Free Fund	$16,782		NA		$10,565
California Tax-Free Fund	28,585		$1,309		7,215
Colorado Tax-Free Fund	8,703		250		1,938
Minnesota Tax-Free Fund	14,579		1,002		1,014
North Carolina Tax-Free Fund	2,188	#	NA		143	#
Pennsylvania Tax-Free Fund	1,354	*	962	*	0	*
Wisconsin Tax-Free Fund	4,518		NA		1,499

#	For the ten months ended June 30, 2011. The Fund changed its fiscal year end from August 31 to June 30, effective June 30, 2011.
*	For the three months ended June 30, 2011. The Fund changed its fiscal year end from March 31 to June 30, effective June 30, 2011.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class and Investor Class of each applicable Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Prior to July 12, 2010, Class A, Class B and Class C shares of the predecessor funds of North Carolina Tax-Free Fund and Pennsylvania Tax-Free Fund also paid shareholder servicing fees at an annual rate of 0.25% of the average daily net assets of each class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Notes to Financial Statements	Wells Fargo Advantage Municipal Income Funds	113

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations and short-term securities (securities with maturities of one year or less at purchase date), for the year ended June 30, 2011 were as follows:

	Purchases at Cost		Sales Proceeds
California Limited-Term Tax-Free Fund	$228,199,347		$180,044,582
California Tax-Free Fund	157,709,170		307,070,897
Colorado Tax-Free Fund	22,724,642		44,247,023
Minnesota Tax-Free Fund	45,269,218		68,504,242
North Carolina Tax-Free Fund	80,569,699	#	116,835,031	#
Pennsylvania Tax-Free Fund	25,845,620	*	29,816,453	*
Wisconsin Tax-Free Fund	74,855,745		80,791,713

#	For the ten months ended June 30, 2011. The Fund changed its fiscal year end from August 31 to June 30, effective June 30, 2011.
*	For the three months ended June 30, 2011. The Fund changed its fiscal year end from March 31 to June 30, effective June 30, 2011.

6. DERIVATIVE TRANSACTIONS

During the period ended June 30, 2011, the California Limited-Term Tax-Free Fund, California Tax-Free Fund, Colorado Tax-Free Fund and North Carolina Tax-Free Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help shorten duration of the portfolios.

At June 30, 2011, North Carolina Tax-Free Fund had short futures contracts outstanding as follows:

Expiration Date	Contracts	Type	Initial Notional Amount	Value at June 30, 2011	Net Unrealized Gains
September 2011	17 Short	10-Year U.S. Treasury Notes	$2,089,108	$2,079,578	$9,530

North Carolina Tax-Free Fund had an average notional amount of $290,605 in short futures contracts during the ten months ended June 30, 2011.

On June 30, 2011, the cumulative unrealized gains on futures contracts in the amount of $9,530 is reflected in net unrealized gains (losses) on investments on the Statement of Assets and Liabilities for North Carolina Tax-Free Fund. The receivable for daily variation margin on open futures contracts reflected in the Statements of Assets and Liabilities only represents the current day’s variation margin.

As of June 30, 2011, the following Funds did not have any open futures contracts, but had average notional amounts in futures contracts outstanding during the year ended June 30, 2011 as follows:

Short Contracts
California Limited-Term Tax-Free Fund	$2,464,208
California Tax-Free Fund	12,663,063
Colorado Tax-Free Fund	588,281

During the year ended March 31, 2011, the Pennsylvania Tax-Free Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help shorten duration of the portfolios.

As of March 31, 2011, the Pennsylvania Tax-Free Fund did not have any open futures contracts but had an average notional amount of $95,890 in short futures contracts during the year ended March 31, 2011.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

7. ACQUISITION

After the close of business on July 9, 2010, California Tax-Free Fund acquired the net assets of Evergreen California Municipal Bond Fund. The purpose of the transaction was to combine two funds with similar investment objectives and

114	Wells Fargo Advantage Municipal Income Funds	Notes to Financial Statements

strategies. Shareholders holding Class A, Class B, Class C and Class I shares of Evergreen California Municipal Bond Fund received Class A, Class B, Class C and Administrator Class shares, respectively, of California Tax-Free Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Evergreen California Municipal Bond Fund for 19,787,029 shares California Tax-Free Fund valued at $212,489,663 at an exchange ratio of 0.99, 0.97, 0.97, and 0.98 for Class A, Class B, Class C and Administrator Class shares, respectively. The investment portfolio of Evergreen California Municipal Bond Fund with a fair value of $209,413,381, identified cost of $203,996,395 and unrealized gains of $5,416,986 at July 9, 2010 were the principal assets acquired by California Tax-Free Fund. The aggregate net assets of Evergreen California Municipal Bond Fund and California Tax-Free Fund immediately prior to the acquisition were $212,489,663 and $586,340,971, respectively. The aggregate net assets of California Tax-Free Fund immediately after the acquisition were $798,830,634. For financial reporting purposes, assets received and shares issued by California Tax-Free Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen California Municipal Bond Fund was carried forward to align ongoing reporting of California Tax-Free Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed July 1, 2010, the beginning of the annual reporting period for California Tax-Free Fund, the pro forma results of operations for the year ended June 30, 2011 would have been:

Net investment income	$31,847,486
Net realized and unrealized gains (losses) on investments	$(21,828,221)
Net increase in net assets resulting from operations	$10,019,265

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Evergreen California Municipal Bond Fund that have been included in California Tax-Free Fund’s Statement of Operations since July 12, 2010.

8. BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Funds pay an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Funds was 0.15% of the unused balance.

During the year ended June 30, 2011, the Funds had the following borrowing activity:

	Average Borrowings Outstanding	Weighted Average Interest Rate (annualized)	Interest Paid
California Limited-Term Tax-Free Fund	$64,570	1.51%	$975
California Tax-Free Fund	457,055	1.46%	6,673

During the year ended June 30, 2011, the Colorado Tax-Free Fund held Floating-Rate Notes that had an average daily balance outstanding of $742,479 and incurred interest and fee expense in the amount of $2,994.

During the three months ended June 30, 2011, the Pennsylvania Tax-Free Fund held Floating-Rate Notes that had an average daily balance outstanding of $1,615,000 and incurred interest and fee expense in the amount of $3,807.

At June 30, 2011, the Pennsylvania Tax-Free Fund had the following Floating-Rate Notes outstanding:

	Floating-Rate Notes			Collateral for Floating- Rate Notes Outstanding	Rate of Interest Expense
	Amount Outstanding	Maturity Date	Interest Rate
Pennsylvania Tax-Free Fund	$1,615,000	12/01/13	10.03%	$3,365,402	4.78%

Notes to Financial Statements	Wells Fargo Advantage Municipal Income Funds	115

During the year ended March 31, 2011, the Pennsylvania Tax-Free Fund held Floating-Rate Notes that had an average daily balance outstanding of $1,615,000 and incurred interest and fee expense in the amount of $15,282, representing 0.01% of the Fund’s average daily net assets.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2011 and June 30, 2010 were as follows:

	Ordinary Income		Long-Term Capital Gain		Tax Exempt Income
	2011	2010	2011	2010	2011	2010
California Limited-Term Tax-Free Fund	$0	$0	$0	$0	$9,094,822	$6,069,372
California Tax-Free Fund	0	0	0	0	31,566,503	22,870,448
Colorado Tax-Free Fund	0	0	0	0	4,563,722	4,635,804
Minnesota Tax-Free Fund	73,490		339,341	190,952	7,048,916	7,644,779
Wisconsin Tax-Free Fund	0	1,231,641	0	28,848	4,108,893	3,467,009

	Ordinary Income			Tax Exempt Income
	Period ended June 30, 2011*	Year ended August 31, 2010	Year ended August 31, 2009	Period ended June 30, 2011*	Year ended August 31, 2010	Year ended August 31, 2009
North Carolina Tax-Free Fund	$78,277	$81,121	$35,822	$5,922,538	$9,057,902	$10,379,646

*	For the ten months ended June 30, 2011. The Fund changed its fiscal year end from August 31 to June 30, effective June 30, 2011.

	Ordinary Income			Tax Exempt Income
	Period ended June 30, 2011*	Year ended March 31, 2011	Year ended March 31, 2010	Period ended June 30, 2011*	Year ended March 31, 2011	Year ended March 31, 2010
Pennsylvania Tax-Free Fund	$32,546	$150,146	$92,709	$2,793,796	$13,233,563	$17,135,936

*	For the three months ended June 30, 2011. The Fund changed its fiscal year end from March 31 to June 30, effective June 30, 2011.

As of June 30, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed Tax Exempt Income	Undistributed Long-Term Gain	Unrealized Gains (Losses)	Capital Loss Carryforward
California Limited-Term Tax-Free Fund	$531,118	$0	$2,864,839	$(1,579,550	)*
California Tax-Free Fund	866,043	0	(102,816)	(16,722,857)
Colorado Tax-Free Fund	368,558	0	(765,859)	(1,436,115	)*
Minnesota Tax-Free Fund	684,149	0	6,144,485	(241,355	)*
North Carolina Tax-Free Fund	362,709	0	4,420,544	(16,541,271	)*
Pennsylvania Tax-Free Fund	463,616	0	872,489	(18,930,703)
Wisconsin Tax-Free Fund	49,381	140,505	2,671,033	0

*	This amount includes the post-October loss, which will reverse on the first day of the following fiscal year.

10. CONCENTRATION RISK

Each Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

11. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

116	Wells Fargo Advantage Municipal Income Funds	Notes to Financial Statements

12. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of June 30, 2011, management of the Funds is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Municipal Income Funds	117

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage California Limited-Term Tax-Free Fund, Wells Fargo Advantage California Tax-Free Fund, Wells Fargo Advantage Colorado Tax-Free Fund, Wells Fargo Advantage Minnesota Tax-Free Fund, Wells Fargo Advantage North Carolina Tax-Free Fund, Wells Fargo Advantage Pennsylvania Tax-Free Fund, and the Wells Fargo Advantage Wisconsin Tax-Free Fund (collectively, the “Funds”), seven of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2011, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the years or periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of the Wells Fargo Funds Trust as of June 30, 2011, the results of their operations, the changes in their net assets, and the financial highlights for the years or periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2011

118	Wells Fargo Advantage Municipal Income Funds	Other Information (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, the following amount was designated as long-term capital gain distributions for the fiscal year ended June 30, 2011:

Long-term Capital Gain Distributions
Minnesota Tax-Free Fund	$339,341

Pursuant to Section 852 of the Internal Revenue Code, the percentage of distributions paid from net investment income designated as exempt-interest dividends for the fiscal year ended June 30, 2011 was as follows:

% of Exempt-Interest Dividends
California Limited-Term Tax-Free Fund	100%
California Tax-Free Fund	100%
Colorado Tax-Free Fund	100%
Minnesota Tax-Free Fund	100%
North Carolina Tax-Free Fund	98.70%
Pennsylvania Tax-Free Fund	98.85%
Wisconsin Tax-Free Fund	100%

Pursuant to Section 871 of the Internal Revenue Code, the following amounts have been designated as interest-related dividends for nonresident alien shareholders:

Interest-Related Dividends
North Carolina Tax-Free Fund	$75,514
Pennsylvania Tax-Free Fund	32,546

For California income tax purposes, the following Funds designate a percentage of its distributions designate a percentage of its distributions paid from net investment income during the year ended June 30, 2011, as California exempt-interest dividends under Section 17145 of California Revenue and Taxation Code:

California Exempt- Interest Dividend
California Limited-Term Tax-Free Fund	100%
California Tax-Free Fund	100%

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Funds are publicly available on the Funds’ Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Funds are publicly available on the Funds’ Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund’s

Other Information (Unaudited)	Wells Fargo Advantage Municipal Income Funds	119

Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Wells Fargo Funds Trust (the “Trust”) and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

120	Wells Fargo Advantage Municipal Income Funds	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee as well the In dependent Director’s Counsel Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds’ Web site at www.wellsfargo.com/advantagefunds.

Other Information (Unaudited)	Wells Fargo Advantage Municipal Income Funds	121

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

California Limited-Term Tax-Free Fund, California Tax-Free Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, North Carolina Tax-Free Fund and Wisconsin Tax-Free Fund

Each year, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), determines whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 24-25, 2011 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for each of the California Limited-Term Tax-Free Fund, California Tax-Free Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, North Carolina Tax-Free Fund and Wisconsin Tax-Free Fund (collectively, the “Funds”); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for each of the Funds. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of all of the information provided to it. In approving the continuation of the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Board evaluated information provided to it both in terms of the funds generally and with respect to each Fund specifically as it considered appropriate. Although the Board considered the continuation of the Advisory Agreements for each of the Funds as part of the larger process of considering the continuation of the advisory agreements for all of the funds, its decision to continue the Advisory Agreements for each of the Funds was ultimately made on a fund-by-fund basis.

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that it was satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by Funds Management and Wells Capital Management.

122	Wells Fargo Advantage Municipal Income Funds	Other Information (Unaudited)

Fund performance and expenses

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2010. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that were determined by Lipper Inc. (“Lipper”) to be similar to the Funds, and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of the Funds was generally higher than or in range of the median performance of the Universe for all periods under review, except the North Carolina Tax-Free Fund. The Board noted that, except for the one-year period, the performance of the North Carolina Tax-Free Fund was lower than the median performance of the Universe for the longer-term periods under review, and warranted further discussion. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the North Carolina Tax-Free Fund. The Board received a report that showed that the North Carolina Tax-Free Fund ranked in the top 12 percent of its peer group for the 2010 fourth quarter. The Board further noted that the North Carolina Tax-Free Fund’s current investment management team had been managing the Fund for less than one year. The Board was satisfied that Funds Management and Wells Capital Management were taking appropriate actions with respect to the Fund’s investment performance.

The Board received and considered information regarding each Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to each Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in a Fund’s Expense Group. The Board noted that the net operating expense ratios of each of the Funds were in range of or lower than each Fund’s respective Expense Group’s median net operating expense ratio. The Board further noted that Funds Management had agreed to continue contractual fee cap arrangements for certain Funds designed to lower the Funds’ expenses.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements for the Funds.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Funds’ administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rates”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the “Net Advisory Rates”).

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of other funds in each Fund’s Expense Group median. The Board noted that the Advisory Agreement Rates for the Funds were in range of the median rate of each Fund’s Expense Group. The Board also noted that the Net Advisory Rates for the Funds were in range of or lower than the median rates of each Fund’s respective Expense Group.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

In each case, the Board determined that the Advisory Agreement Rates for the Funds, both with and without administration fee rates and before and after waivers, were acceptable in light of the Funds’ Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also

Other Information (Unaudited)	Wells Fargo Advantage Municipal Income Funds	123

reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Funds. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of each Fund’s Advisory Agreement Rates in isolation. It noted that the levels of profitability of the Funds to Funds Management varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability to Funds Management of the services provided to any of the Funds, individually or in the aggregate, was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in each Fund’s advisory fee structure, which operate generally to reduce the effective Advisory Agreement Rates of the Funds (as a percentage of Fund assets) as the Funds grow in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale with the Funds. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Funds and receives certain compensation for those services. The Board noted that the Funds pay sub-transfer agency fees to various financial institutions, including affiliates of Funds Management that hold fund shares in omnibus accounts. It also considered that these entities may receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Funds’ shares, including the multiple channels through which the Funds’ shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

124	Wells Fargo Advantage Municipal Income Funds	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	— Association of Bay Area Governments
ACB	— Agricultural Credit Bank
ADR	— American Depositary Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
ARM	— Adjustable Rate Mortgages
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BART	— Bay Area Rapid Transit
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CDSC	— Contingent Deferred Sales Charge
CGIC	— Capital Guaranty Insurance Company
CGY	— Capital Guaranty Corporation
CHF	— Swiss Franc
CIFG	— CDC (Caisse des Dépôts et Consignations) IX IS Financial Guarantee
COP	— Certificate of Participation
CP	— Commercial Paper
CR	— Custody Receipts
CTF	— Common Trust Fund
DEM	— Deutsche Mark
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETET	— Eagle Tax-Exempt Trust
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHAG	— Federal Housing Agency
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FRF	— French Franc
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depositary Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUD	— Housing & Urban Development
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
MMD	— Municipal Market Data
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NLG	— Netherlands Guilder
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PSFG	— Public School Fund Guaranty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SLMA	— Student Loan Marketing Association
SPDR	— Standard & Poor’s Depositary Receipts
STIT	— Short-Term Investment Trust
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
USD	— Unified School District
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds Individual Investors: 1- 800-222-8222

Retail Investment Professionals: 1- 888-877-9275 Institutional Investment Professionals: 1- 866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Funds’ Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.	www.wellsfargo.com/advantagefunds	204040 08-11 AMIFLD/AR105 06-11

Annual Report

June 30, 2011

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

■	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund

■	Wells Fargo Advantage Municipal Bond Fund

■	Wells Fargo Advantage Short-Term Municipal Bond Fund

■	Wells Fargo Advantage Strategic Municipal Bond Fund

■	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2011 and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $234 billion in assets under management, as of June 30, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM , Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM , Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM , Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Municipal Income Funds	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Despite several alarming headlines suggesting that state and local economies may not be recovering sufficiently to support their outstanding municipal debt, the municipal markets posted positive returns for the period.

Dear Valued Shareholder,

We are pleased to provide you with this annual report for the Wells Fargo Advantage Municipal Income Funds for the period that ended June 30, 2011. After a series of extraordinary financial and economic events that affected the financial markets in the United States and throughout the world—dating back to the beginning of the financial crisis in 2008—the global economy continued to move toward a more sustainable recovery throughout the period. Against this backdrop, and despite several alarming headlines suggesting that state and local economies may not be recovering sufficiently to support their outstanding municipal debt, the municipal markets posted positive returns for the period.

The global economic recovery moved toward expansion.

The U.S. economic recovery that began in mid-2009 gained further momentum throughout the first half of the period, particularly toward the end of 2010. For example, gross domestic product (GDP), the broadest measure of economic activity, grew at an annualized rate of 3.1% in the fourth quarter. While the final estimate of GDP indicated that the economy grew at an annualized rate of 1.9% during the first quarter of 2011—a slower pace of growth than experienced in the second half of 2010—the first-quarter reading continues the streak of seven consecutive quarters of positive GDP growth. Although the path of recovery within the U.S. has been uneven at times and growth remains subpar compared with previous recoveries, the consensus among economists is that the economy will likely continue to move toward a sustainable expansion during the second half of 2011.

Jobs and housing remained troublesome.

By the end of the period, the unemployment rate in the U.S. stood at 9.1%, down from 9.9% a year earlier but still notably higher than historical averages. Unfortunately, the drop may be more attributable to a decline in the labor force than to a meaningful uptick in hiring. In fact, employers added just 1.1 million jobs during the entire 2010 calendar year, below the historical average of 1.4 million jobs created each year over the past 80 years, suggesting that the improving economy has yet to translate into widespread hiring. Meanwhile, the beleaguered housing market was an ongoing source of concern, despite some tentative late-year signs of stabilization. That said, persistent weakness in the labor and housing markets bears close watching in the months ahead.

Other economic data in the U.S. was more encouraging, reflecting greater confidence in the sustainability of the expansion on the part of both consumers and businesses. Retail sales came in strong at certain points during the period, including the critical holiday shopping season, and industrial production and new orders have picked up. Although still reluctant to hire, businesses have gradually increased spending in other areas, such as equipment and information technology. Core inflation, which excludes volatile food and energy prices, remained benign.

The Federal Reserve believes the economic recovery will accelerate in future quarters.

With inflation subdued, the Federal Reserve (Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0.00% to

Letter to Shareholders	Wells Fargo Advantage Municipal Income Funds	3

0.25%. On June 22, 2011, in its final statement of the 12-month period, the Fed reiterated that the economic recovery “is proceeding at a moderate pace” but that “recent labor market indicators have been weaker than anticipated.” It described the recent increase in inflation as temporary, suggesting that inflation pressures will ease going forward. While the Fed explained that it “expects the pace of recovery to pick up over coming quarters,” it indicated that the fed funds rate will remain at an exceptionally low level for as long as necessary to ensure a sustainable recovery and expansion.

U.S. Treasury yields declined for most of the period.

Most sectors of the bond market performed well during 2010 and continued to post positive total returns in 2011 through June 30, with interest income—rather than price gains—accounting for the bulk of those returns. This part of the investment cycle is known as the income phase and is typically characterized by relatively stable short-term rates and relatively small movements in bond yields. The current market environment is certainly holding true to a typical income phase, especially considering the Fed is maintaining an extraordinarily accommodative monetary policy. U.S. Treasuries continued to rally for much of the period, pulling yields lower in nearly all corners of the fixed-income markets, including municipal bonds.

In general, investors appeared increasingly convinced that economic growth would remain tepid throughout 2010 and 2011, but an even more powerful effect on the markets was the disinflationary sentiment that became more firmly entrenched during late summer of 2010. The Core Consumer Price Index declined to its lowest level on record, prompting the Fed to formally comment that inflation was well below levels that are consistent with its mandate. Consequently, the Fed mentioned in the fall that it was again willing to use all available tools to stimulate growth and promote maximum employment and price stability. This spurred further rallies in the U.S. Treasury market and across several of the riskier areas of the domestic fixed-income markets. Municipal bond markets followed the Treasury market for much of the period and continued to rally through the end of October 2010.

After trailing taxable bonds in 2010, the municipal market has thus far outperformed in 2011.

During the third quarter of 2010, municipal bonds, as measured by the Barclays Capital Municipal Bond Index1, rallied, generating a return of more than 3%. However, risk aversion at the state and local government levels returned in September, resulting in some lower returns in the lower-quality credit tiers, such

1.	The Barclays Capital Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

4	Wells Fargo Advantage Municipal Income Funds	Letter to Shareholders

Considering the extremely low yields being offered by U.S. Treasuries, especially those notes with less than five-year maturities, most of the municipal market continues to offer an attractive alternative.

as A-rated2 credits and below, and some negative returns in the higher-quality segments. By the end of 2010, lower-quality municipal bonds began to give back more of the gains they received in the third quarter.

After experiencing some market turmoil near the end of 2010—primarily the result of a heavy new-issuance calendar prior to December 31, especially from the State of California and a spike in Build America Bonds—the municipal markets began 2011 with exceptionally higher yields than were typically being offered through most of 2010. These higher yields created good relative and absolute values in the tax-exempt markets compared with their taxable counterparts. This relative value relationship presented a compelling investment opportunity for municipal investors, which has been rewarded so far in 2011. Within the lower-quality investment-grade credits and high yield, performance has been particularly strong on a year-to-date basis as investor risk appetites have increased due to an improving outlook about the health of state and local governments. Also, as would be expected in the current low rate environment, intermediate- and long-maturity bonds within both the taxable and municipal markets continue to benefit from strong demand.

On a year-to-date basis, the investment-grade Barclays Capital Municipal Bond Index returned 4.42%, with the Barclays Capital High Yield Municipal Bond Index3 posting a return of 4.98%. By comparison, on a year-to-date basis, the Barclays Capital U.S. Treasury Index4 and Barclays Capital U.S. Aggregate Bond Index5 returned 2.22% and 2.72%, respectively. For the 12-month reporting period, the Barclays Capital Municipal Bond Index returned 3.48%, compared with 2.24% for the Barclays Capital U.S. Treasury Index and 3.90% for the broadbased Barclays Capital U.S. Aggregate Bond Index.

The municipal markets may offer compelling valuations for diligent investors.

Considering the extremely low yields being offered by U.S. Treasuries, especially those notes with less than five-year maturities, most of the municipal market continues to offer an attractive alternative. There is still a level of uncertainty as the U.S. economy continues to search for sustainable growth, and several states must continue to aggressively manage their budgets. While diversification does

2.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality bonds as bond having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

3.	The Barclays Capital High Yield Municipal Bond Index is an unmanaged index composed of non-investment grade, unrated or below Ba1 bonds. You cannot invest directly in an index.

4.	The Barclays Capital U.S. Treasury Index is an unmanaged index composed of U.S. Treasury securities. You cannot invest directly in an index.

5.	The Barclays Capital U.S. Aggregate Bond Index is composed of the Barclays Capital Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

Letter to Shareholders	Wells Fargo Advantage Municipal Income Funds	5

not assure or guarantee better performance and cannot eliminate the risk of investment losses, if investors are willing to assume a bit more credit risk by moving beyond Treasuries into a well-researched and diversified municipal portfolio, it is possible to realize better income than what is being offered by short-term Treasuries.

Active management and credit analysis will drive fund construction and performance.

In this environment, we believe that fundamental credit analysis, issue selection, and yield-curve positioning will be the key drivers of portfolio construction and relative performance. At Wells Fargo Advantage Funds, we intend to continue assessing relative-value opportunities throughout the municipal bond markets and across our lineup of municipal funds.

We believe that interest rates will rise, and we believe the Wells Fargo Advantage Municipal Income Funds are positioned to perform well—whether the yield curve remains unchanged or flattens, or whether interest rates stay stable or move higher through bonds that offer higher income and that benefit from the presently steep yield curve.

Thank you for choosing Wells Fargo Advantage Funds. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional or call us at 1-800-222-8222. You may also visit our website at www.wellsfargo.com/advantagefunds.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

6

Wells Fargo Advantage Municipal Income Funds

Performance Highlights

Wells Fargo Advantage Intermediate Tax/AMT-Free Fund

INVESTMENT OBJECTIVE

The Fund seeks current income exempt from federal income tax.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO
MANAGERS

Lyle J. Fitterer, CFA, CPA

Robert J. Miller

FUND INCEPTION

July 31, 2001

PERFORMANCE SUMMARY

12 MONTH TOTAL RETURN AS OF JUNE 30, 2011

Class A (Excluding Sales Charges)

4.57%

Barclays Capital Municipal Bond 1-15 Year Blend Index[1]

3.77%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs
associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 3.00%. The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the
Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses. The Fund’s gross and net expense ratios are 0.84% and 0.70%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

GROWTH OF $10,000 INVESTMENT[2] (AS OF JUNE 30, 2011)

1.
The Barclays Capital Municipal Bond 1-15 Year Blend Index is the 1-15 Year Blend component of the Barclays Capital Municipal Bond Index. The Barclays Capital Municipal
Bond Index is an unmanaged index composed of tax-exempt bonds with maturities between 6-8 years and a minimum credit rating of Baa. You cannot invest directly in an index.

2.
The chart compares the performance of the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund Class A shares for the most recent ten years with the Barclays
Capital Municipal Bond 1-15 Year Blend Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 3.00%.

Performance Highlights

Wells Fargo Advantage Municipal Income Funds

7

Wells Fargo Advantage Intermediate Tax/AMT-Free Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund outperformed its benchmark for the 12-month period that ended June 30, 2011, with each area of our investment process (duration management, yield-curve positioning, credit quality and sector allocations, and individual security selection) contributing to performance.

■

The primary driver of performance was individual security selection followed by credit quality and sector allocations.

■

  Our overweight to essential service revenue bonds relative to general obligations (GOs), prerefunded bonds, and insured bonds was positive as essential service revenue bonds outperformed.

■

  The Fund was underweight the short end of the curve and overweight longer maturities in order to take advantage of a historically steep yield curve.

The Fund’s credit overweight was a positive contributor to performance as credit spreads tightened.

During the period, the spread between AAA- and BBB-rated bonds tightened but remained wide compared with historical spreads. Our overweight to BBB-rated and A-rated bonds was a contributor to performance, as they returned 5.18% and 5.57%, respectively, while AAA- and AA-rated bonds returned 3.93% and 3.29%, respectively.

Despite the negative press that speculated about the credit conditions of the municipal market, we are seeing improvement in municipal credit quality—as evidenced by revenue growth at the state level for six consecutive quarters. From California to Illinois to New York, politicians are reining in expenditures and are finally making the difficult but fiscally prudent decisions. That is not to say there won’t be some bumps in the road along the way. Certain municipalities will fare better than others, further underscoring the importance of fundamental credit analysis and individual security selection. The current spread between AAA- and BBB-rated bonds is 287 basis points (bps). The long-term average is about 110 bps. Nevertheless, as the overall economy continues to improve, municipal credit quality should follow, and, consequently, credit spreads should tighten. As spreads tighten, we believe there will be significant opportunities for those with the resources to conduct original research.

  CREDIT
QUALITY[3]   (AS OF JUNE 30,
2011)

Yield-curve positioning had a limited, though slightly positive impact on performance; the yield curve remains near historically steep levels.

We believe there is still significant opportunity for curve flattening and are therefore positioned accordingly. The spread between the two-year municipal note and the 10-year municipal bond remains much wider than the historical average. We also believe that the next cyclical move will be a bear flattener, in which intermediate-term yields rise more than long-term yields. In this scenario, the short end should underperform. The last time the

3.
The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3
(lowest) to show relative standing within the ratings categories. Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality bonds as bond having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

8

Wells Fargo Advantage Municipal Income Funds

Performance Highlights

Wells Fargo Advantage Intermediate Tax/AMT-Free Fund (continued)

curve was this steep was in 2004 and 2005, just before the Federal Reserve began to raise interest rates. During that period, the intermediate and long ends outperformed. The steepness of the yield curve provided another opportunity to add value—specifically, additional income—by focusing on bonds as they “rolled down” the curve, or closer to maturity. Historically, with 15-year maturities, the yield differential between each year along the curve has been roughly 10 bps to 15 bps per year. Currently, depending on the maturity, an additional 5 bps to 25 bps of yield per year is available due to the steepness of the yield curve.

EFFECTIVE MATURITY DISTRIBUTION[4] (AS OF JUNE 30, 2011)

Supply/demand imbalance is likely to keep municipal bonds well-bid.

Total tax-exempt supply for the first half of the period was pretty much on par with recent history but was down significantly for the second half of the fiscal year. During this same period, fund flows, which declined precipitously from November 2010 through May 2011, have recently turned positive. As credit fundamentals continue to improve and negative headlines recede, we believe traditional buyers will return to the market and further increase demand. While we expect supply to increase in the second half of the calendar year, it will likely remain constrained by historical standards as municipal governments implement greater fiscal conservatism.

Fundamental analysis
is a sound approach in a risky environment.

We believe that individual security selection driven by fundamental credit analysis will be the primary driver of performance over the next year. Considering the uncertainties and risks within the municipal marketplace, we will continue to apply our relative-value approach to the active management of a fund diversified by sectors, issuers, and credit quality.

We continue to focus on essential service revenue bonds that we believe to be more predictable revenue streams compared with GO credits. The primary sources of revenue for most GO credits are property, sales, and personal income taxes, which, while recovering, are still under some pressure. As a result, we will use fundamental credit research to seek those GO credits that may be overlooked and thus undervalued.

The portfolio is positioned for higher rates going forward.

The portfolio is defensively positioned with duration short to the benchmark, with overweight credit, and for a curve-flattening environment. We therefore believe that we should outperform in either an unchanged or rising rate environment because of our overweight to credit and curve positioning (as higher levels of income are generated if prices remain flat). In a declining rate environment, we believe that we are more likely to underperform. However, given the current level of interest rates and a bias toward an improving economy in the second half of 2011, we believe risk is biased toward higher rates.

4.
Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

Performance Highlights

Wells Fargo Advantage Municipal Income Funds

9

Wells Fargo Advantage Intermediate Tax/AMT-Free Fund (continued)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF JUNE 30, 2011)

Including Sales Charge

Excluding Sales Charge

Expense Ratios[6]

Inception Date

6 Months*

1 Year

5 Year

Life of Fund

6 Months*

1 Year

5 Year

Life of Fund

Gross

Net[7]

Class A (WFTAX)

07/31/2007

0.79

1.44

4.06

4.73

3.91

4.57

4.69

5.05

0.84%

0.70%

Class C (WFTFX)

07/31/2007

2.52

2.80

3.92

4.28

3.52

3.80

3.92

4.28

1.59%

1.45%

Administrator Class (WFITX)

03/31/2008

3.96

4.68

4.78

5.13

0.78%

0.60%

Institutional Class (WITIX)

03/31/2008

4.14

4.86

4.92

5.27

0.51%

0.42%

Investor Class (SIMBX)

07/31/2001

3.89

4.54

4.66

5.15

0.87%

0.73%

Barclays Capital Municipal Bond 1-15 Year Blend Index[1]

3.66

3.77

5.27

4.75

*
Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 3.00%. For Class
C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility.
Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk, high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

5.
Historical performance shown for Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Class A shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares (except during those periods in which expenses of Class A shares would have been higher than those of the Investor Class no such adjustment is reflected). If these expenses had not been included, returns would be higher. Historical performance shown for the Administrator Class and Institutional Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher.

6.
Reflects the expense ratios as stated in the most recent prospectuses.

7.
The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating
Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. Without this cap, the Fund’s returns would have been lower.

10

Wells Fargo Advantage Municipal Income Funds

Performance Highlights

Wells Fargo Advantage Municipal Bond Fund

INVESTMENT OBJECTIVE

The Fund seeks current income exempt from federal income tax.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO
MANAGERS

Lyle J. Fitterer, CFA, CPA

Robert J. Miller

FUND INCEPTION

October 23, 1986

PERFORMANCE SUMMARY

12 MONTH TOTAL RETURN AS OF JUNE 30, 2011

Class A (Excluding Sales Charges)

4.70%

Barclays Capital Municipal Bond Index[1]

3.48%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs
associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the
Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses. The Fund’s gross and net expense ratios are 0.84% and 0.75%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

GROWTH OF $10,000 INVESTMENT[2] (AS OF JUNE 30, 2011)

1.
The Barclays Capital Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

2.
The chart compares the performance of the Wells Fargo Advantage Municipal Bond Fund Class A shares for the most recent ten years with the Barclays Capital
Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

Performance Highlights

Wells Fargo Advantage Municipal Income Funds

11

Wells Fargo Advantage Municipal Bond Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund outperformed its benchmark, the Barclays Capital Municipal Bond Index, for the fiscal year that ended June 30, 2011. Good credit, sector, and individual security decisions more than offset the slight negative attribution from our conservative duration positioning.

■

  While interest rates changed modestly throughout the period, interim volatility provided several opportunities to add value through our active management approach.

■

The performance of lower-quality bonds was great for shorter-term securities; however, BBB-rated bonds actually underperformed higher-quality bonds within longer-maturity issues. We were able to add value in A- and BBB-rated bonds by focusing on short-intermediate maturities and also by selectively adding BBB-rated bonds when yield spreads increased in late 2010 and early 2011.

A cautious market exists as the economic outlook remains uncertain.

Economic activity rebounded in the second half of 2010 but has slowed recently. Ironically, interest rates moved higher after the Federal Reserve’s
(Fed) announcement of the second round of quantitative easing (QE2), but they have recently moved lower—even as QE2 came to an end and a large buyer of Treasuries (the Fed) stepped to the side. Moving into the second half of 2011, investors seem to be more concerned about the recent slowdown in the economy, renewed European sovereign debt risk, and the potential need for further stimulus from the Fed.

Municipal rates tended to move directionally with Treasuries, which led to negative price performance in the fourth quarter of 2010 and early 2011, but they have recently rallied. Ongoing concerns about municipal credit quality caused more volatility in the municipal market relative to other credit sectors such as corporate bonds—both high-yield and high-grade—or even emerging markets debt. While our team continues to be concerned about municipal credit, we are actually seeing some signs of improvement. Based on our experience, municipal credit quality trends tend to lag the broader economy by about 12 to 18 months. Since the economy bottomed out in the second quarter of 2009, it makes sense that year-over-year revenue at the state level actually started growing again in 2010. In fact, we have now seen year-over-year growth in states’ revenues for the past six quarters.

As Treasury prices reached low levels in the second and early third quarters of 2010, we reduced the Fund’s overall interest-rate exposure. This duration positioning helped the Fund’s relative performance in late 2010 as interest rates moved rapidly higher. During this same time period, municipal bonds underperformed Treasuries due to renewed credit risks and supply/demand imbalances.
We felt that these higher rates represented an opportunity to increase our interest-rate exposure and to also buy some lower-quality credits that we liked. We once again have been gradually reducing our interest-rate exposure as rates have been moving lower in 2011.

Lower-quality bonds remain attractive, the yield curve is steep, and rates are at historically low levels.

With the recent rally in rates, we are now close to the all-time low in yields. Our low interest-rate exposure is based upon our outlook for improved economic growth in the second half of 2011. Also, much of the recent demand for municipals has come from individuals buying bonds directly. Their appetite for bonds continues to diminish as absolute rates move lower. We also believe that the steepness of the municipal curve represents an opportunity for investors, and we have positioned the Fund to benefit from a flatter rate structure.

12

Wells Fargo Advantage Municipal Income Funds

Performance Highlights

Wells Fargo Advantage Municipal Bond Fund (continued)

  CREDIT
QUALITY[3]   (AS OF JUNE 30,
2011)

  EFFECTIVE MATURITY
DISTRIBUTION[4]   (AS OF JUNE 30,
2011)

We selectively reduced our exposure to corporate-backed municipal securities, such as industrial development revenue and pollution control revenue (IDR/PCR), and we added to our health care exposure. Nontraditional/crossover buyers have been buying municipal bonds recently and that demand has driven up the value of corporate-backed issues relative to more traditional municipal sectors such as health care. We continue to favor local general obligations (GOs) including several different credits, with the largest being California school districts. Education payments are at the top of the priority scheme in the California budget, and we believe this is a way to position the Fund for a recovery in California while providing better potential downside protection relative to owning state GOs.

We remain biased toward medium-quality bonds over higher-quality and non-investment-grade bonds. The BBB sector performed poorly in late 2010 and early 2011, primarily as the result of redemptions from mutual funds that led to either selling, or less demand, for medium quality bonds and an increase in demand for the higher-quality issues that individual investors prefer. We modestly increased our exposure during the period and, at the same time, reduced our exposure to high-yield or nonrated issues. Our team of credit analysts has done a great job identifying good credits in what has been a challenging credit environment.

Higher rates and credit stability/improvement reflect our positioning going forward.

The Fund is positioned for an eventual move higher in rates. With our expectations for continued positive—albeit modest—economic growth over the next few years, we see limited upside in both Treasury rates and municipal rates. We also believe the yield curve will flatten, and we are positioned for that to occur. Finally, many lower-quality bonds are still priced at what we believe are very attractive levels; that additional yield should buffer any negative price performance. We believe the Fund’s current positioning will probably lead to relative underperformance if municipal yields move lower from here, but we are willing to take that risk to provide better protection if rates move higher, as we expect.

3.
The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–)
sign to show relative standing within the rating categories. Standard &Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus
(-) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG-1/VMIG-1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA
(highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized.
Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality bonds as bond having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

4.
Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

Performance Highlights

Wells Fargo Advantage Municipal Income Funds

13

Wells Fargo Advantage Municipal Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF JUNE 30, 2011)

Including Sales Charge

Excluding Sales Charge

Expense Ratios[6]

Inception Date

6 Months*

1 Year

5 Year

10 Year

6 Months*

1 Year

5 Year

10 Year

Gross

Net[7]

Class A (WMFAX)

04/8/2005

0.18

(0.03
)

4.12

5.06

4.93

4.70

5.07

5.55

0.84%

0.75%

Class B (WMFBX)**

04/8/2005

(0.57
)

(1.08
)

3.95

5.02

4.43

3.92

4.29

5.02

1.59%

1.50%

Class C (WMFCX)

04/8/2005

3.43

2.81

4.27

4.77

4.43

3.81

4.27

4.77

1.59%

1.50%

Administrator Class (WMFDX)

04/8/2005

4.89

4.96

5.30

5.72

0.78%

0.60%

Institutional Class (WMBIX)

03/31/2008

5.06

4.99

5.29

5.67

0.51%

0.50%

Investor Class (SXFIX)

10/23/1986

4.80

4.56

5.04

5.55

0.87%

0.78%

Barclays Capital Municipal Bond Index[1]

4.42

3.48

4.93

4.99

*
Returns for periods of less than one year are not annualized.

**
Class B share are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site –
www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the
maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk, high-yield securities risk, and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

5.
Historical performance shown for Class B and Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class B and Class C shares. Historical performance shown for Class A shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares (except during those periods in which expenses of Class A shares would have been higher than those of the Investor Class no such adjustment is reflected). If these expenses had not been included, returns would be higher. Historical performance shown for the Administrator Class and Institutional Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher.

6.
Reflects the expense ratios as stated in the most recent prospectuses.

7.
The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating
Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. Without this cap, the Fund’s returns would have been lower.

14

Wells Fargo Advantage Municipal Income Funds

Performance Highlights

Wells Fargo Advantage Short-Term Municipal Bond Fund

INVESTMENT OBJECTIVE

The Fund seeks current income exempt from federal income tax consistent with capital preservation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Wendy Casetta

Lyle J. Fitterer, CFA, CPA

FUND INCEPTION

December 31, 1991

PERFORMANCE SUMMARY

12 MONTH TOTAL RETURN AS OF JUNE 30, 2011

Class A (Excluding Sales Charges)

3.21%

Barclays Capital Composite 1- and 3-Year Municipal Bond Index[1]

1.90%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs
associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 3.00%. The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the
Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 0.60%. The Fund’s gross and net expense ratios are 0.81% and 0.61%, respectively, for Class A shares. Without these reductions, the
Fund’s returns would have been lower.

  GROWTH OF $10,000
INVESTMENT[2]   (AS OF JUNE 30,
2011)

1.
The Barclays Capital Composite 1- and 3-Year Municipal Bond Index is a blended index weighted 50% in the Barclays Capital 1-Year Municipal Bond Index (the 1-2 year component of the Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax exempt bonds with a minimum credit rating of Baa), and 50% in the Barclays Capital 3-Year Municipal Bond Index (the 2-4 year component of the Barclays Capital Municipal Bond Index). You cannot invest directly in an index.

2.
The chart compares the performance of the Wells Fargo Advantage Short-Term Municipal Bond Fund Class A shares for the most recent ten years with the Barclays
Capital Composite 1- and 3-Year Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 3.00%.

Performance Highlights

Wells Fargo Advantage Municipal Income Funds

15

Wells Fargo Advantage Short-Term Municipal Bond Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund outperformed its benchmark, the Barclays Capital Composite 1- and 3-Year Municipal Bond Index, for the fiscal year that ended June 30, 2011.
Municipal rates moved slightly lower during the 12-month period, and lower-quality bonds outperformed higher-quality bonds. The Fund’s duration, yield curve, sector, and quality decisions all added value during the period.

■

Our continued overweight in bonds rated BBB and lower, combined with an underweight to higher-rated and prerefunded bonds, helped performance.
Corporate-backed municipal securities such as industrial development revenue and pollution control revenue (IDR/PCR) bonds, housing, health care, and transportation were some of the specific sectors where we did very well. While our individual holdings within California and Puerto Rico performed well, a general underweight to both was a slight negative relative to the benchmark.

■

  While A- and BBB-rated bonds performed well, we believe they will continue to experience good performance as investors search for income and as municipal credit trends improve.

A cautious market exists as the economic outlook remains uncertain.

Economic activity increased during the second half of 2010 but has recently slowed. Ironically, interest rates moved higher after the Federal Reserve’s
(Fed) announcement of a second round of quantitative easing (QE2), but they moved lower as QE2 came to an end and a large buyer of Treasuries (the Fed) stepped to the side. Investors are more concerned about the recent slowdown in the economy, renewed European sovereign debt risk, and the potential need for further stimulus from the Fed.

Concerns about municipal credit quality remained
elevated throughout the 12-month period as state and local governments struggled with increased fiscal pressures from budget deficits, rising debt levels, unfunded pension obligations, and other postemployment benefits. While our team is concerned about these trends, we are actually seeing some signs of improvement. Based on our experience, municipal credit quality trends tend to lag the broader economy by about 12 to 18 months. Since economic growth bottomed in the second quarter of 2009, it makes sense that year-over-year revenue at the state level is beginning to rebound. In fact, we have seen year-over-year growth in states’ revenues for the past six quarters.

As Treasury prices reached low levels in the second and early third quarters of 2010, we decreased the Fund’s interest-rate exposure. This strategy served us well as the market sold off in the fourth quarter of 2010. During this same time period, municipal bonds underperformed Treasuries due to renewed credit risks and supply/demand imbalances. We felt that these higher rates represented an opportunity and increased our interest-rate exposure.
During the first half of the year, we also maintained a large exposure to variable-rate demand notes that had daily or weekly liquidity, but we have recently taken our exposure down as yields have reached historically low levels. We combined these holdings with three- to seven-year bonds to take advantage of the unusually steep yield curve. Our overweight in lower-quality bonds contributed as they outperformed the higher-quality credit tiers. Revenue bonds, particularly corporate-backed municipal bonds, also outperformed higher-quality bonds such as prerefunded bonds.

16

Wells Fargo Advantage Municipal Income Funds

Performance Highlights

Wells Fargo Advantage Short-Term Municipal Bond Fund (continued)

Lower-quality bonds remain attractive, the
yield curve is steep, and rates are at historically low levels.

CREDIT QUALITY[3] (AS OF JUNE 30, 2011)

  EFFECTIVE MATURITY
DISTRIBUTION[4]   (AS OF JUNE 30,
2011)

                                    [CHART]

With the recent rally in rates, we are now close to the all-time low in yields. We have once again been gradually reducing our interest-rate exposure. This duration positioning is based upon our outlook for improved economic growth in the second half of 2011. Also, much of the recent demand for municipals has come from individuals buying bonds directly. Their appetite for bonds continues to diminish as absolute rates move lower. We also believe the steepness of the municipal curve represents an opportunity for investors, and we have positioned the Fund to potentially benefit from a flatter rate structure.

Even though short-term, lower-quality bonds have performed well, we are still finding many opportunities within this area of the marketplace, specifically A- or BBB- rated bonds. The Fund’s overall credit quality profile remained relatively stable, but we did reduce our AAA- and A-rated bonds and added AA- and BBB-rated securities. We believe that our team of credit analysts has done a great job identifying good credits in what has been a challenging credit environment.

Higher rates and
credit stability/improvement reflect our positioning going forward.

The Fund is positioned for an eventual move higher in rates. With our expectations for continued positive economic growth, albeit modest, over the next few years, we see limited upside in both Treasury rates and municipal rates. We also believe the yield curve will flatten, and we are positioned for that to occur.
Finally, many lower-quality bonds are still priced at what we believe are very attractive levels; that additional yield should buffer any negative price performance. We believe the Fund’s current positioning will probably lead to relative underperformance if municipal yields move lower from here, but we are willing to take that risk to provide better protection if rates move higher as we expect.

3.
The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3
(lowest) to show relative standing within the ratings categories. Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality bonds as bond having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

4.
Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

Performance Highlights

Wells Fargo Advantage Municipal Income Funds

17

Wells Fargo Advantage Short-Term Municipal Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF JUNE 30, 2011)

Including Sales Charge

Excluding Sales Charge

Expense Ratios[6]

Inception Date

6 Months*

1 Year

5 Year

10 Year

6 Months*

1 Year

5 Year

10 Year

Gross

Net[7]

Class A (WSMAX)

07/18/2008

(0.06
)

1.14

3.54

3.61

1.98

3.21

3.95

3.82

0.81%

0.61%

Class C (WSSCX)

01/31/2003

0.61

1.34

3.12

2.81

1.61

2.34

3.12

2.81

1.56%

1.36%

Administrator Class (WSTMX)

07/30/2010

1.98

3.20

3.90

3.69

0.75%

0.61%

Institutional Class (WSBIX)

03/31/2008

2.08

3.41

4.11

3.90

0.48%

0.41%

Investor Class (STSMX)

12/31/1991

1.97

3.07

3.93

3.81

0.84%

0.64%

Barclays Capital Composite 1- and 3-Year Municipal Bond Index

1.59

1.90

3.96

3.31

*
Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 3.00%. For Class
C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility.
Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk, high-yield securities risk, and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

5.
Historical performance shown for Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Class A shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares (except during those periods in which expenses of Class A shares would have been higher than those of the Investor Class no such adjustment is reflected). If these expenses had not been included, returns would be higher. Historical performance shown for the
Institutional Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher.
Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares.

6.
Reflects the expense ratios as stated in the most recent prospectuses.

7.
The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating
Expenses After Fee Waiver, excluding certain expenses, at 0.60% for Class A, 1.35% for Class C, 0.60% for Administrator Class, 0.40% for Institutional Class, and 0.63% for Investor Class. Without this cap, the Fund’s returns would have been lower.

18

Wells Fargo Advantage Municipal Income Funds

Performance Highlights

Wells Fargo Advantage Strategic Municipal Bond Fund

INVESTMENT OBJECTIVE

The Fund seeks current income exempt from regular federal income tax.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Wendy Casetta

Lyle J. Fitterer, CFA, CPA

Robert J. Miller

FUND INCEPTION

March 21, 1985

PERFORMANCE SUMMARY

1 MONTH TOTAL RETURN AS OF JUNE 30, 2011

Class A (Excluding Sales Charge)

0.49%

Barclays Capital Municipal Bond Index[1]

0.35%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs
associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum sales charge is 4.50%. The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s
Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses. The Fund’s gross and net expense ratios are 0.86% and 0.86%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

  GROWTH OF $10,000
INVESTMENT[2]   (AS OF JUNE 30,
2011)

1.
The Barclays Capital Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

2.
The chart compares the performance of the Wells Fargo Advantage Strategic Municipal Bond Fund Class A shares for the most recent ten years with the Barclays
Capital Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

Performance Highlights

Wells Fargo Advantage Municipal Income Funds

19

Wells Fargo Advantage Strategic Municipal Bond Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund outperformed its benchmark, the Barclays Capital Municipal Bond Index, for the one-month period. This shorter reporting period reflects the
Fund’s new fiscal year, which, going forward, ends on June 30. Prior to this report, the Fund’s fiscal year ended on May 31.

■

  Rates moved modestly higher during the month that ended June 30, 2011, with intermediate (five-year to 15-year) rates performing worse than any other area.

■

Revenue bonds outperformed general obligations (GOs), and lower-quality investment-grade bonds outperformed higher-quality bonds. Fund performance was enhanced by having an overweight to both the revenue sector and lower-quality credits.

A cautious market
exists as the economic outlook remains uncertain.

Economic indicators remained mixed during the period with employment and consumer confidence remaining weak, but manufacturing and housing activity rebounding slightly. Investors remain concerned about the state of the economic recovery and European sovereign debt risk, but they are balancing these concerns with the expiration of the second round of quantitative easing (QE2) and the potential for economic improvement during the second half of 2011.

Municipals outperformed
Treasuries during the month, which tends to happen when rates move higher. They also benefited from continued weak supply and seasonal demand due to interest reinvestment activity. Absolute rates for short-term maturities remain at or near their all-time lows, which has caused some investors to step to the sidelines. The Fund continues to be positioned for slightly higher rates over the near term by maintaining a shorter duration, or lower interest-rate sensitivity, than the benchmark.

  CREDIT
QUALITY[3]   (AS OF JUNE 30,
2011)

Lower-quality bonds remain attractive, the yield curve is steep, and rates are at historically low levels.

While rates moved modestly higher during the one-month period, we remain close to the all-time low in yields for short-intermediate maturities. Longer-term bond yields look a little more attractive relative to Treasuries and also compared with long-term averages. We believe the steepness of the municipal curve represents an opportunity for investors, and we have positioned the Fund to benefit from a flatter rate structure.

3.
The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3
(lowest) to show relative standing within the ratings categories. Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality bonds as bond having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

20

Wells Fargo Advantage Municipal Income Funds

Performance Highlights

Wells Fargo Advantage Strategic Municipal Bond Fund (continued)

Even though short-term, lower-quality bonds have performed well, we are still finding many opportunities within this area of the marketplace—specifically A- or BBB- rated bonds. Our team of credit analysts has done a great job identifying good credits in what has been a challenging credit environment. We like bonds in the following sectors: health care; corporate-backed municipals, such as industrial development revenue and pollution control revenue (IDR/PCR) bonds; airports; and even many local GOs.

  EFFECTIVE MATURITY
DISTRIBUTION[4]   (AS OF JUNE 30,
2011)

Higher rates and credit stability/improvement reflect our positioning going forward.

The Fund is positioned for an eventual move higher in rates. With our expectations for continued positive—albeit modest—economic growth over the next few years, we see limited upside in both Treasury rates and municipal rates. We also believe the yield curve will flatten, and we are positioned for that to occur. Finally, many lower-quality bonds are still priced at what we believe are attractive levels. That additional yield should buffer any negative price performance. We believe the Fund’s current positioning will probably lead to relative underperformance if municipal yields move lower from their current levels, but we are willing to take that risk to provide better protection if rates move higher, as we expect.

4.
Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

Performance Highlights

Wells Fargo Advantage Municipal Income Funds

21

Wells Fargo Advantage Strategic Municipal Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF JUNE 30, 2011)

Including Sales Charge

Excluding Sales Charge

Expense Ratios[6]

Inception Date

1 Month*

1Year

5 Year

10 Year

1 Month*

1 Year

5 Year

10 Year

Gross

Net[7]

Class A (VMPAX)

12/01/1994

(4.01
)

(0.63
)

2.54

2.99

0.49

4.06

3.48

3.47

0.86%

0.86%

Class B (VMPIX)**

03/21/1985

(4.57
)

(1.71
)

2.35

2.95

0.43

3.29

2.71

2.95

1.61%

1.61%

Class C (DHICX)

08/18/1997

(0.58
)

2.28

2.71

2.72

0.42

3.28

2.71

2.72

1.61%

1.61%

Administrator Class (VMPYX)

10/06/1997

0.39

4.25

3.70

3.72

0.80%

0.69%

Barclays Capital Municipal Bond Index

0.35

3.48

4.93

4.99

*
Returns for periods of less than one year are not annualized.

**
Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site –
www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the
maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. High yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

5.
Historical performance shown for all classes of the Fund prior to July 12, 2010 is based on the performance of the Fund’s predecessor, Evergreen Strategic
Municipal Bond Fund.

6.
Reflects the expense ratios as stated in the most recent prospectuses.

7.
The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating
Expenses After Fee Waiver, excluding certain expenses, at 0.86% for Class A, 1.61% for Class B, 1.61% for Class C and 0.68% for Administrator Class. Without this cap, the Fund’s returns would have been lower.

22

Wells Fargo Advantage Municipal Income Funds

Performance Highlights

Wells Fargo Advantage Ultra Short-Term Municipal Income Fund

INVESTMENT OBJECTIVE

The Fund seeks current income exempt from federal income tax consistent with capital preservation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Wendy Casetta

Lyle J. Fitterer, CFA, CPA

FUND INCEPTION

November 30, 1995

PERFORMANCE SUMMARY

12 MONTH TOTAL RETURN AS OF JUNE 30, 2011

Class A (Excluding Sales Charges)

1.51%

Barclays Capital 1-Year Municipal Bond Index[1]

1.32%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs
associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. The Adviser has committed through October 31, 2011 to waive fees and/or reimburse expenses to the extent necessary to cap the
Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses. The Fund’s gross and net expense ratios are 0.76% and 0.67%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

  GROWTH OF $10,000
INVESTMENT[2]   (AS OF JUNE 30,
2011)

1.
The Barclays Capital 1-Year Municipal Bond Index is the 1-year component of the Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

2.
The chart compares the performance of the Wells Fargo Advantage Ultra Short-Term Municipal Income Fund Class A shares for the most recent 10 years with
Barclays Capital 1-Year Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

Performance Highlights

Wells Fargo Advantage Municipal Income Funds

23

Wells Fargo Advantage Ultra Short-Term Municipal Income Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund outperformed its benchmark, the Barclays Capital 1-Year Municipal Bond Index, for the fiscal year that ended June 30, 2011. Municipal rates moved slightly lower during the 12-month period, and lower-quality bonds outperformed higher-quality bonds.

■

  The Fund’s yield curve, sector, and quality decisions all added value during the period, helping to offset the impact of below-benchmark interest-rate positioning.

■

Our continued overweight in bonds rated BBB and lower, combined with an underweight to higher-rated and prerefunded bonds, helped performance.
Corporate-backed bonds, including industrial development and pollution control revenue (IDR/PCR), and education were some of the specific sectors where we did well. An underweight to transportation and California bonds hindered performance as these two areas performed well.

■

  While A- and BBB-rated bonds performed well, we believe they will continue to experience good performance as investors search for income and as municipal credit trends improve.

A cautious market exists as the economic outlook remains uncertain.

Economic activity increased during the second half of 2010 but has recently slowed in 2011. Ironically, interest rates moved higher after the Federal
Reserve’s (Fed) announcement of a second round of quantitative easing (QE2), but they have moved lower as QE2 came to an end and a large buyer of Treasuries (the Fed) stepped to the side. As we move into the second half of 2011, investors are more concerned about the recent slowdown in the economy, renewed European sovereign debt risk, and the potential need for further stimulus from the Fed.

Concerns about municipal credit quality remained elevated throughout the 12-month period as state and local governments have struggled with increased fiscal pressures from budget deficits, building debt levels, unfunded pension obligations, and other postemployment benefits. While our team is concerned about these trends, we are actually seeing some signs of improvement. Based on our experience, municipal credit quality trends tend to lag the broader economy by about 12 to 18 months. Since economic growth bottomed in the second quarter of 2009, it makes sense that year-over-year revenue at the state level is beginning to rebound. In fact, we have seen year-over-year growth in states’ revenues for the past six quarters.

During the past year, we continued to manage the portfolio with an emphasis on principal preservation while seeking to provide an attractive yield relative to money market funds. We conservatively managed the Fund’s duration in response to extremely low absolute yields and to provide price protection in case rates were to rise.
This strategy served us well as the market sold off in the fourth quarter of 2010. During the first half of the year, we maintained a large exposure to variable rate demand notes that had daily or weekly liquidity, but we have recently taken our exposure down as yields have reached historically low levels. We combined these holdings with three- to five-year bonds to take advantage of the unusually large yield difference between one-year bonds and five-year bonds that has defined the steepness of the yield curve. Our overweight to medium-quality bonds contributed as they outperformed their higher-quality counterparts. Revenue bonds, particularly corporate-backed municipal bonds, outperformed higher-quality bonds such as prerefunded bonds.

24

Wells Fargo Advantage Municipal Income Funds

Performance Highlights

Wells Fargo Advantage Ultra Short-Term Municipal Income Fund (continued)

Lower-quality bonds remain attractive, the
yield curve is steep, and rates are at historically low levels.

CREDIT QUALITY[3] (AS OF JUNE 30, 2011)

  EFFECTIVE MATURITY
DISTRIBUTION[4]   (AS OF JUNE 30,
2011)

We have positioned the Fund for a flattening of the yield curve by adding floating rate notes to the portfolio, as well as bonds with three- to five-year maturities, which are expected to benefit from this type of environment as they move closer to maturity, or “roll down the curve.” We increased our exposure to short-term health care bonds and corporate-backed municipal bonds as near-term fundamentals look favorable within both sectors and as yield spreads remain attractive from a longer-term perspective. We also increased our exposure to local general obligations (GOs), including several different credits—many in California school districts. Education payments are at the top of the priority scheme in the California budget, and we feel this is a way to position the Fund for a recovery in California while potentially providing better downside protection compared with owning state GOs. In addition, we maintained a general overweight to lower-rated credits as valuations continue to look attractive.

Higher rates and
credit stability/improvement reflect our positioning going forward.

The Fund is positioned for an eventual move higher in rates. With our expectations for positive economic growth, albeit modest, over the next few years, we see limited upside in both Treasury rates and municipal rates. We also believe the yield curve will flatten, and we are positioned for that to occur. Finally, we believe that many lower-quality bonds are still priced at what we believe are very attractive levels. That additional yield should buffer any negative price performance. We believe the Fund’s current positioning will probably lead to relative underperformance if municipal yields move lower from current levels, but we are willing to take that risk to provide better protection if rates move higher, as we expect.

3.
The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–)
sign to show relative standing within the rating categories. Standard &Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus
(-) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG-1/VMIG-1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA
(highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized.
Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher-quality bonds as bond having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

4.
Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

Performance Highlights

Wells Fargo Advantage Municipal Income Funds

25

Wells Fargo Advantage Ultra Short-Term Municipal Income Fund (continued)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF JUNE 30, 2011)

Including Sales Charge

Excluding Sales Charge

Expense Ratios[6]

Inception Date

6 Months*

1 Year

5 Year

10 Year

6 Months*

1 Year

5 Year

10 Year

Gross

Net[7]

Class A (SMAVX)

10/02/2000

(1.13
)

(0.52
)

2.85

2.28

0.88

1.51

3.27

2.49

0.76%

0.67%

Class C (WFUSX)

03/31/2008

(0.49
)

(0.24
)

2.49

1.90

0.51

0.76

2.49

1.90

1.51%

1.42%

Administrator Class (WUSMX)

07/30/2010

0.92

1.58

3.39

2.78

0.70%

0.60%

Institutional Class (SMAIX)

07/31/2000

1.03

1.82

3.60

2.99

0.43%

0.37%

Investor Class (SMUAX)

11/30/1995

0.87

1.48

3.24

2.63

0.79%

0.70%

Barclays Capital 1-Year Municipal Bond Index

1.02

1.32

3.34

2.82

*
Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class
C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility.
Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk, high-yield securities risk, and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

5.
Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Performance shown for the
Class A shares through June 19, 2008 includes Advisor Class expenses. Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the
Administrator Class shares.

6.
Reflects the expense ratios as stated in the most recent prospectuses.

7.
The Adviser has committed through October 31, 2011 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating
Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. Without this cap, the Fund’s returns would have been lower.

26

Wells Fargo Advantage Municipal Income Funds

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges
(loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2011 to June 30, 2011.

Actual Expenses

The
“Actual” line of the table below provides in formation about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During
Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wells Fargo Advantage Intermediate Tax/AMT-Free Fund

Beginning Account Value 01-01-2011

Ending Account Value 06-30-2011

Expenses Paid During the
Period[1]

Net Annual Expense Ratio

Class A

Actual

$
1,000.00

$
1,039.07

$
3.54

0.70
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,021.32

$
3.51

0.70
%

Class C

Actual

$
1,000.00

$
1,035.24

$
7.32

1.45
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,017.60

$
7.25

1.45
%

Administrator Class

Actual

$
1,000.00

$
1,039.57

$
3.03

0.60
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,021.82

$
3.01

0.60
%

Institutional Class

Actual

$
1,000.00

$
1,041.44

$
2.13

0.42
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,022.71

$
2.11

0.42
%

Investor Class

Actual

$
1,000.00

$
1,038.92

$
3.69

0.73
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,021.17

$
3.66

0.73
%

Fund Expenses

Wells Fargo Advantage Municipal Income Funds

27

Wells Fargo Advantage Municipal Bond Fund

Beginning Account Value 01-01-2011

Ending Account Value 06-30-2011

Expenses Paid During the
Period[1]

Net Annual Expense Ratio

Class A

Actual

$
1,000.00

$
1,049.28

$
3.91

0.77
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,020.98

$
3.86

0.77
%

Class B

Actual

$
1,000.00

$
1,044.27

$
7.65

1.51
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,017.31

$
7.55

1.51
%

Class C

Actual

$
1,000.00

$
1,044.32

$
7.65

1.51
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,017.31

$
7.55

1.51
%

Administrator Class

Actual

$
1,000.00

$
1,048.94

$
3.20

0.63
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,021.67

$
3.16

0.63
%

Institutional Class

Actual

$
1,000.00

$
1,050.64

$
2.59

0.51
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,022.27

$
2.56

0.51
%

Investor Class

Actual

$
1,000.00

$
1,048.03

$
4.06

0.80
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,020.83

$
4.01

0.80
%

Wells Fargo Advantage Short-Term Municipal Bond Fund

Class A

Actual

$
1,000.00

$
1,019.84

$
3.00

0.60
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,021.82

$
3.01

0.60
%

Class C

Actual

$
1,000.00

$
1,016.07

$
6.75

1.35
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,018.10

$
6.76

1.35
%

Administrator Class

Actual

$
1,000.00

$
1,019.84

$
3.00

0.60
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,021.82

$
3.01

0.60
%

Institutional Class

Actual

$
1,000.00

$
1,020.84

$
2.00

0.40
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,022.81

$
2.01

0.40
%

Investor Class

Actual

$
1,000.00

$
1,019.69

$
3.15

0.63
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,021.67

$
3.16

0.63
%

Wells Fargo Advantage Strategic Municipal Bond Fund

Class A

Actual

$
1,000.00

$
1,030.67

$
4.23

0.84
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,020.63

$
4.21

0.84
%

Class B

Actual

$
1,000.00

$
1,026.88

$
7.99

1.59
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,016.91

$
7.95

1.59
%

Class C

Actual

$
1,000.00

$
1,026.82

$
7.99

1.59
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,016.91

$
7.95

1.59
%

Administrator Class

Actual

$
1,000.00

$
1,030.34

$
3.42

0.68
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,021.42

$
3.41

0.68
%

28

Wells Fargo Advantage Municipal Income Funds

Fund Expenses

Wells Fargo Advantage Ultra Short-Term Municipal Income Fund

Beginning Account Value 01-01-2011

Ending Account Value 06-30-2011

Expenses Paid During the
Period[1]

Net Annual Expense Ratio

Class A

Actual

$
1,000.00

$
1,008.84

$
3.34

0.67
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,021.47

$
3.36

0.67
%

Class C

Actual

$
1,000.00

$
1,005.12

$
7.06

1.42
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,017.75

$
7.10

1.42
%

Administrator Class

Actual

$
1,000.00

$
1,009.20

$
2.99

0.60
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,021.82

$
3.01

0.60
%

Institutional Class

Actual

$
1,000.00

$
1,010.34

$
1.84

0.37
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,022.96

$
1.86

0.37
%

Investor Class

Actual

$
1,000.00

$
1,008.69

$
3.49

0.70
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,021.32

$
3.51

0.70
%

1.
Expenses paid is equal to each class’ annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—June 30, 2011

Wells Fargo Advantage Municipal Income Funds

29

INTERMEDIATE TAX/AMT-FREE FUND

Security Name

Interest Rate

Maturity Date

Principal

Value

Municipal Bonds and Notes: 99.22%

Alabama: 1.47%

Alabama Public School & College Authority Capital Improvement (Tax Revenue)

5.00
%

12/01/2017

$
2,640,000

$
3,091,625

Courtland AL Industrial Development Board International Paper Company Project Series A (IDR)

5.00

11/01/2013

6,000,000

6,345,840

Jefferson County AL (Lease Revenue, AGM Insured)

5.20

02/15/2012

1,000,000

997,690

Jefferson County AL Series B8 (Water & Sewer Revenue, AGM Insured)

5.25

02/01/2016

3,480,000

3,360,566

Mobile AL Industrial Development Board Alabama Power Company Series C (IDR)§±

5.00

06/01/2034

3,000,000

3,320,280

17,116,001

Alaska: 0.03%

Alaska Energy Authority Bradley Lake Fourth Series (Utilities Revenue, AGM GO of Authority Insured)

6.00

07/01/2015

350,000

401,128

Arizona: 2.64%

Arizona Health Facilities Authority Phoenix Children’s Hospital Series A (Health Revenue)§±

1.11

02/01/2042

2,750,000

2,464,770

Arizona Health Facilities Authority Phoenix Children’s Hospital Series B (Health Revenue)§±

0.96

02/01/2042

4,875,000

4,393,301

Arizona Lottery Series A (Miscellaneous Revenue, AGM Insured)

5.00

07/01/2027

5,000,000

5,121,750

Arizona School Facilities Board Revenue Refunding State School Trust (Miscellaneous Revenue, AMBAC Insured)

4.00

07/01/2015

2,600,000

2,663,804

Arizona School Facilities Board Revenue Refunding State School Trust (Miscellaneous Revenue, AMBAC Insured)

5.00

07/01/2018

3,050,000

3,163,918

Goodyear AZ McDowell Road Commercial Corridor Improvement District (Miscellaneous Revenue, AMBAC Insured)

5.25

01/01/2020

2,290,000

2,445,285

Phoenix AZ Civic Improvement Corporation Series A (Port, Airport & Marina Authority Revenue)

5.00

07/01/2029

5,000,000

5,131,250

Pinal County AZ Electrical District # 4 (Utilities Revenue)

4.75

12/01/2015

915,000

974,548

Tempe AZ Series A (Tax Revenue)

4.00

07/01/2019

2,160,000

2,384,770

University of Arizona COP Projects Series B (Education Revenue, AMBAC Insured)

5.00

06/01/2021

1,450,000

1,494,457

Verrado AZ Community Facilities District # 1 (Tax Revenue)

4.85

07/15/2014

325,000

325,049

Verrado AZ Community Facilities District # 1 (Tax Revenue)

6.00

07/15/2013

135,000

139,038

30,701,940

Arkansas: 0.09%

Rogers AR Capital Improvement (Tax Revenue, XLCA Insured)

4.25

03/01/2031

950,000

1,008,948

California: 13.78%

Alameda CA Corridor Transportation Authority CAB Sub Lien Series A (Transportation Revenue, AMBAC Insured)(z)

5.21

10/01/2018

5,720,000

3,935,703

Alhambra CA COP Police Facilities (Lease Revenue, AMBAC Insured)

6.75

09/01/2023

4,405,000

5,075,133

Bass Lake CA Elementary School District Appreciation Election 2006 Project (Tax Revenue, AGM Insured)(z)

6.99

08/01/2036

700,000

125,503

California DWR Power Supply Project Series L (Utilities Revenue)

5.00

05/01/2019

8,000,000

9,355,440

California Infrastructure & Economic Development Bank California Independent System Operator Series A (Utilities Revenue)

5.25

02/01/2024

1,800,000

1,869,840

California Infrastructure & Economic Development Bank California Independent System Operator Series A (Utilities Revenue)

5.75

02/01/2039

1,000,000

1,024,620

30

Wells Fargo Advantage Municipal Income Funds

Portfolio of Investments—June 30, 2011

INTERMEDIATE TAX/AMT-FREE FUND

Security Name

Interest Rate

Maturity Date

Principal

Value

California (continued)

California Public Works Board Department of Corrections Project Series A (Lease Revenue, AMBAC Insured)

5.00
%

12/01/2019

$
2,020,000

$
2,118,212

California Public Works Department of General Services Buildings 8 & 9A (Lease Revenue)

6.25

04/01/2034

2,750,000

2,862,640

California State DWR Power Supply (Water & Sewer Revenue)

5.00

05/01/2021

1,500,000

1,673,715

California State DWR Power Supply Subseries F-5 (Water & Sewer Revenue)

5.00

05/01/2022

7,035,000

7,772,127

California State Public Works Board University of California Institute Project C (Lease Revenue)

5.00

04/01/2030

1,400,000

1,404,158

California State Public Works Board University of California Research Project Series L (Education Revenue, NATL-RE Insured)

5.25

11/01/2028

1,890,000

1,944,224

California State Various Purposes (Tax Revenue)

6.00

03/01/2033

2,260,000

2,446,992

Colton CA USD Election 2208 Project Series B (Tax Revenue, AGM Insured)(z)

6.26

08/01/2027

1,005,000

372,855

Colton CA USD Election 2208 Project Series B (Tax Revenue, AGM Insured)(z)

6.47

08/01/2029

2,005,000

634,923

Colton CA USD Election 2208 Project Series B (Tax Revenue, AGM Insured)(z)

6.53

08/01/2030

1,000,000

293,890

Dinuba CA RDA Merged City Redevelopment Project # 2 (Tax Revenue)

4.45

10/01/2011

1,500,000

1,502,085

Emery CA USD Election of 2010 Series A (Miscellaneous Revenue, AGM Insured)

6.25

08/01/2031

3,000,000

3,344,430

Gilroy CA USD CAB BAN (Tax Revenue)(z)

1.87

04/01/2013

2,000,000

1,935,140

Glendora CA USD CAB 2005 Election Project Series B (Tax Revenue, Assured Guaranty Insured)(z)

6.58

08/01/2031

2,100,000

573,216

Glendora CA USD CAB 2005 Election Project Series B (Tax Revenue, Assured Guaranty Insured)(z)

6.80

08/01/2035

5,470,000

1,095,258

Lakeside CA USD Election 2008 Series A (Tax Revenue)(z)

3.36

06/01/2014

2,565,000

2,325,762

Long Beach CA Community College District BAN Series A (Miscellaneous Revenue)

9.85

01/15/2013

2,000,000

2,270,300

Los Angeles CA Department Airports Series A (Port, Airport & Marina Authority Revenue)

4.00

05/15/2019

2,000,000

2,156,040

Los Angeles CA Harbor Department Series B (Port, Airport & Marina Authority Revenue)

5.00

08/01/2025

1,000,000

1,087,840

Los Angeles CA Harbor Department Series C (Port, Airport & Marina Authority Revenue)

5.00

08/01/2021

3,000,000

3,471,240

Los Angeles CA Harbor Department Series C (Port, Airport & Marina Authority Revenue)

5.25

08/01/2023

7,725,000

8,636,782

Los Angeles CA Municipal Improvement Corporation Series C (Lease Revenue)

4.50

09/01/2019

1,925,000

2,039,595

Los Angeles CA Municipal Improvement Corporation Series C (Lease Revenue)

5.00

09/01/2018

2,380,000

2,631,542

Los Angeles CA USD Election 2005 Series E (Tax Revenue, AGM Insured)

5.00

07/01/2022

1,390,000

1,493,833

Los Angeles CA Wastewater System Refunding (Water & Sewer Revenue, AGM Insured)

5.00

06/01/2022

5,000,000

5,261,150

Los Angeles County CA Metropolitan Transportation Authority Series A (Tax Revenue, AMBAC Insured)

5.00

07/01/2035

1,750,000

1,776,600

Los Angeles County CA Schools Regionalized Business Services Project Series A (Lease Revenue, AMBAC Insured)(z)

4.86

08/01/2015

1,100,000

903,628

Nevada County CA COP (Lease Revenue, NATL-RE Insured)

5.25

10/01/2019

1,215,000

1,215,717

New Haven CA USD CAB Project (Tax Revenue, Assured Guaranty Insured)(z)

6.59

08/01/2029

790,000

244,971

New Haven CA USD CAB Project (Tax Revenue, Assured Guaranty Insured)(z)

6.77

08/01/2033

6,000,000

1,381,860

Northern California Gas Authority # 1 LIBOR (Energy Revenue)§±

0.80

07/01/2017

2,200,000

1,913,340

Northern California Gas Authority # 1 LIBOR (Energy Revenue)§±

0.83

07/01/2019

18,500,000

14,630,910

Northern California Power Agency Series A (Utilities Revenue)

5.25

08/01/2023

5,150,000

5,525,847

Portfolio of Investments—June 30, 2011

Wells Fargo Advantage Municipal Income Funds

31

INTERMEDIATE TAX/AMT-FREE FUND

Security Name

Interest Rate

Maturity Date

Principal

Value

California (continued)

Northern Humboldt CA High School District 2010 Election Series A (Tax Revenue)

6.50
%

08/01/2034

$
1,145,000

$
1,270,114

Oakland CA USD Alameda County Election 2006 Project Series A (Tax Revenue)

6.50

08/01/2020

1,000,000

1,137,820

Pasadena CA PFA Rose Bowl Renovation Series A (Lease Revenue)

5.00

03/01/2021

1,655,000

1,806,250

Patterson CA USD CAB 2008 Election Project Series B (Tax Revenue, FSA Insured)(z)

6.75

08/01/2033

3,000,000

693,870

Richmond CA Joint Powers Financing Authority Point Potrero Series A (Lease Revenue)

6.25

07/01/2024

2,000,000

2,091,840

Rio Hondo CA Community College District (Tax Revenue)(z)

6.05

08/01/2026

325,000

132,282

Rio Hondo CA Community College District (Tax Revenue)(z)

6.43

08/01/2030

2,860,000

856,198

Roseville City CA Natural Gas Financing Authority (Energy Revenue)

5.00

02/15/2015

1,000,000

1,060,930

Sacramento County CA Airport Systems (Port, Airport & Marina Authority Revenue)

5.00

07/01/2025

2,000,000

2,059,920

San Diego CA USD Election 1998 Series E-2 (Tax Revenue, AGM Insured)

5.50

07/01/2027

5,000,000

5,682,800

San Jose CA Libraries & Parks Project (Tax Revenue)

5.13

09/01/2031

6,110,000

6,141,589

San Jose CA Redevelopment Agency Tax Allocation Merged Area Redevelopment Project Series A-1 (Tax Revenue)

5.50

08/01/2030

1,355,000

1,263,971

  Santa Ana CA Financing Authority Police Administration & Holding Facilities Project Series A (Lease Revenue, NATL-RE
Insured)

6.25

07/01/2019

1,000,000

1,089,180

Santa Monica CA Community College District 2002 Election Series E (Tax Revenue)(z)

4.55

08/01/2020

200,000

132,702

Santa Monica CA Community College District 2002 Election Series E (Tax Revenue)(z)

5.09

08/01/2022

2,060,000

1,178,567

Southern California Public Power Authority Milford Wind Corridor Project 1 (Utilities Revenue)

5.00

07/01/2024

5,000,000

5,406,050

Southern California Public Power Authority Projects (Utilities Revenue)

6.75

07/01/2013

100,000

110,767

Southern California Public Power Authority Southern Transmission Project Series S (Utilities Revenue)

5.75

07/01/2024

2,000,000

2,211,920

State of California (Tax Revenue)

5.25

03/01/2024

5,000,000

5,433,550

State of California (Tax Revenue)

5.25

03/01/2030

1,440,000

1,477,195

Sylvan CA USD CAB Election 2006 (Tax Revenue, AGM Insured)(z)

6.69

08/01/2031

2,590,000

691,996

Sylvan CA USD CAB Election 2006 (Tax Revenue, AGM Insured)(z)

6.70

08/01/2032

2,800,000

699,104

Tustin CA USD Community District #88-1 Election 2008 Series B (Tax Revenue)

6.00

08/01/2036

1,500,000

1,633,740

University of California Revenues General Series Q (Education Revenue)

5.25

05/15/2024

2,155,000

2,375,413

Washington Township CA Health Care District Series A (Health Revenue)

5.00

07/01/2016

300,000

323,628

Washington Township CA Health Care District Series A (Health Revenue)

5.13

07/01/2017

260,000

279,635

West Basin CA Municipal Water District COP Refunding Series B (Water & Sewer Revenue, Assured Guaranty Insured)

5.00

08/01/2022

2,560,000

2,702,464

160,270,556

Colorado: 0.32%

Colorado ECFA Charter School Monument Academy Project (Miscellaneous Revenue)

5.50

10/01/2017

1,185,000

1,191,731

Colorado Health Facilities Authority Catholic Health D-2 Project Prerefunded (Health Revenue)§±

5.25

10/01/2038

125,000

138,914

North Range CO Metropolitan District # 1 (Tax Revenue, ACA Insured)

5.00

12/15/2015

250,000

236,880

Public Authority for Colorado Energy Natural Gas (Energy Revenue)

5.75

11/15/2018

2,045,000

2,177,393

3,744,918

32	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

INTERMEDIATE TAX/AMT-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

District of Columbia: 0.47%
District of Columbia Federal Highway Guaranteed Anticipation Bonds (Miscellaneous Revenue)	5.25%	12/01/2025	$2,630,000	$2,921,141
District of Columbia Howard University Series A (Education Revenue)	5.75	10/01/2026	2,510,000	2,568,056

				5,489,197

Florida: 6.58%
Boynton Beach FL Utilities Systems (Water & Sewer Revenue, NATL-RE FGIC Insured)	5.50	11/01/2016	1,500,000	1,658,085
Broward County FL Professional Sports Facilities Project Series A (Tax Revenue, AMBAC Insured)	5.00	09/01/2021	2,200,000	2,246,750
Cape Coral FL BAN (Water & Sewer Revenue)	6.00	10/01/2011	1,000,000	1,009,910
Citizens Property Insurance Corporation of Florida (Miscellaneous Revenue, AMG Insured)§±	1.00	06/01/2014	3,000,000	3,000,000
Connerton FL West Community Development District Series B (Miscellaneous Revenue)(i)^^	5.13	05/01/2016	1,325,000	530,928
Florida State Development Finance Corporation Renaissance Charter School (Miscellaneous Revenue)	5.00	09/15/2020	2,985,000	2,797,990
Florida State Development Finance Corporation Renaissance Charter School Series A (Education Revenue)	7.00	06/15/2026	5,000,000	4,846,950
Gulf Breeze FL Capital Funding Loan Program Series A (Miscellaneous Revenue, AGM Insured)	5.00	10/01/2017	1,665,000	1,857,507
Gulf Breeze FL Capital Funding Loan Program Series B (Miscellaneous Revenue, AGM Insured)	4.00	10/01/2016	1,000,000	1,071,950
Gulf Breeze FL Capital Funding Loan Program Series B (Miscellaneous Revenue, AGM Insured)	4.00	10/01/2017	1,000,000	1,058,930
Gulf Breeze FL Miami Beach Local Government Series B (Miscellaneous Revenue, FGIC Insured)§±	4.75	12/01/2015	560,000	569,912
Gulf Breeze FL Local Government Revenue (Miscellaneous Revenue, FGIC Insured)§±	5.50	12/01/2015	850,000	851,955
Gulf Breeze FL Local Government Various Loan Revenue Series E (Miscellaneous Revenue, FGIC Insured)	5.00	12/01/2020	1,900,000	1,948,944
Gulf Breeze FL Local Government Various Loan Revenue Series J (Water & Sewer Revenue)§±	4.10	12/01/2020	3,000,000	3,108,780
Gulf Breeze FL Local Government Various Loan Revenue Series J (Water & Sewer Revenue)§±	4.20	12/01/2020	3,290,000	3,415,941
JEA Florida Electric Systems Subseries B (Utilities Revenue)	5.00	10/01/2019	2,950,000	3,165,350
Lakeland FL Energy System Revenue (Utilities Revenue)§±	1.21	10/01/2014	6,000,000	6,001,560
Manatee County FL School District Sales Tax (Tax Revenue, AMBAC Insured)	5.00	10/01/2014	1,100,000	1,201,574
Miami-Dade County FL Aviation Series A (Port, Airport & Marina Authority Revenue)	5.50	10/01/2019	3,000,000	3,393,840
Miami-Dade County FL Educational Facilities Authority University of Miami Series A (Education Revenue)	5.25	04/01/2016	1,000,000	1,111,950
Miami-Dade County FL IDA Series C (IDR)§±	3.01	07/01/2032	5,800,000	5,800,000
Miami-Dade County FL Water & Sewer Refunding Series C (Water & Sewer Revenue, BHAC Insured)	5.00	10/01/2024	2,950,000	3,143,520
Miami-Dade County FL Water & Sewer Series C (Water & Sewer Revenue)	5.25	10/01/2022	3,000,000	3,263,400
North Brevard County FL Hospital District Parrish Medical Center Project (Health Revenue)	4.75	10/01/2013	865,000	917,903
North Brevard County FL Hospital District Parrish Medical Center Project (Health Revenue)	5.00	10/01/2015	930,000	1,018,490
Orange County FL School Board Certificates Partner Series A (Lease Revenue, NATL-RE FGIC Insured)	5.00	08/01/2016	1,000,000	1,116,350

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	33

INTERMEDIATE TAX/AMT-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Florida (continued)
Orlando FL Housing Authority West Oaks Apartments Projects (Housing Revenue, FNMA Insured)	5.05%	08/01/2033	$3,595,000	$3,800,850
Palm Beach County FL Recreational and Cultural Facilities (Tax Revenue)	5.00	07/01/2019	1,620,000	1,909,008
Putnam County FL Development Authority PCR Seminole Project Series A (Utilities Revenue, AMBAC Insured)§±	5.35	03/15/2042	3,200,000	3,466,720
Seminole County FL School Board COP (Lease Revenue, AMBAC Insured)	5.50	07/01/2014	1,180,000	1,303,416
South Lake County FL Hospital District South Lake Hospital Incorporated (Health Revenue)	5.00	10/01/2016	1,015,000	1,116,561
South Lake County FL Hospital District South Lake Hospital Incorporated (Health Revenue)	5.00	10/01/2017	900,000	987,363
University of North Florida Financing Corporation Housing Project (Lease Revenue, NATL-RE FGIC Insured)	5.00	11/01/2016	2,515,000	2,792,782
USF Financing Corporation FL COP Master Lease Series A (Lease Revenue, AMBAC Insured)	5.00	07/01/2018	1,000,000	1,066,350

				76,551,519

Georgia: 2.13%
Fulton County GA Tuff Atlanta Housing Project Series A (Education Revenue, AMBAC Insured)	5.50	09/01/2018	2,765,000	2,827,323
Georgia Environmental Local Water Authority Loan Project (Miscellaneous Revenue)	4.00	03/15/2021	5,000,000	5,221,500
Georgia Municipal Electric Authority Prerefunded Balance (Utilities Revenue, NATL-RE IBC Bank of New York Insured)	6.50	01/01/2017	10,000	11,463
Georgia Municipal Electric Authority Unrefunded Balance (Utilities Revenue, NATL-RE IBC Bank of New York Insured)	6.50	01/01/2017	930,000	1,075,210
Georgia Public Gas Partners Incorporated Series A (Energy Revenue)	5.00	10/01/2017	2,500,000	2,703,725
Georgia Public Gas Partners Incorporated Series A (Energy Revenue)	5.00	10/01/2019	5,000,000	5,300,200
Georgia State Municipal Electric Authority Series C (Utilities Revenue)	5.25	01/01/2025	2,425,000	2,614,756
Main Street Natural Gas Incorporated of Georgia Gas Project Series A (Energy Revenue)	5.00	03/15/2022	1,250,000	1,264,588
Main Street Natural Gas Incorporated of Georgia Gas Project Series A (Energy Revenue)	5.50	09/15/2022	1,000,000	1,002,900
Municipal Electric Authority GA Series B (Utilities Revenue)	5.00	01/01/2020	2,450,000	2,748,876

				24,770,541

Guam: 0.64%
Guam Education Financing Foundation COP Guam Public School Facilities Project Series A (Lease Revenue)	5.00	10/01/2015	1,000,000	1,013,720
Guam Education Financing Foundation COP Guam Public School Facilities Project Series A (Lease Revenue)	5.00	10/01/2017	2,195,000	2,197,349
Guam Government Department of Education John F. Kennedy High School Series A (Lease Revenue)	6.00	12/01/2020	2,500,000	2,494,525
Guam Government Limited Obligation Revenue Section 30 Series A (Miscellaneous Revenue)	5.00	12/01/2014	1,635,000	1,743,450

				7,449,044

Idaho: 0.29%
University of Idaho Series 2011 (Education Revenue)§±	5.25	04/01/2041	3,000,000	3,344,580

Illinois: 11.98%
Aurora IL Series B (Tax Revenue)	4.90	12/30/2011	100,000	100,296
Champaign Coles IL Counties Community College District # 505 Series A (Tax Revenue)	4.00	12/01/2018	1,015,000	1,106,441

34	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

INTERMEDIATE TAX/AMT-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Illinois (continued)
Chicago IL Board of Education Series A (Tax Revenue, NATL-RE FGIC Insured)(z)	4.50%	12/01/2018	$13,920,000	$9,995,535
Chicago IL Board of Education Benito Juarez Community Academy Series G (Tax Revenue, NATL-RE Insured)	6.00	12/01/2022	1,630,000	1,775,917
Chicago IL O’Hare International Airport Third Lien Series C (Port, Airport & Marina Authority Revenue, Assured Guaranty Insured)	5.25	01/01/2025	4,075,000	4,315,507
Chicago IL O’Hare International Airport Third Lien Series F (Port, Airport & Marina Authority Revenue)	4.25	01/01/2021	735,000	751,861
Chicago IL Series A (Tax Revenue, AMBAC Insured)	5.00	01/01/2019	1,500,000	1,604,760
Chicago IL Series A (Tax Revenue)	5.25	01/01/2023	2,500,000	2,619,050
Chicago IL Series A Prerefunded Balance (Tax Revenue, NATL-RE Insured)§±	5.65	01/01/2028	555,000	667,388
Chicago IL Series C (Tax Revenue)	5.00	01/01/2024	3,180,000	3,243,759
Chicago IL Transit Authority Sales Tax Receipts Series A (Tax Revenue)	5.00	12/01/2018	1,135,000	1,281,177
Du Page County IL Community Unit School District #108 Lake Park Project (Tax Revenue, AGM Insured)	5.60	01/01/2021	2,000,000	2,108,500
Du Page County IL (Transportation Revenue, AGM Insured)	5.00	01/01/2017	2,020,000	2,168,955
Eureka IL Eureka College Project 1998 Series B (Education Revenue)§±	7.00	01/01/2019	560,000	563,091
Huntley IL Special Service Area # 9 (Tax Revenue, Assured Guaranty Insured)	4.60	03/01/2017	1,565,000	1,686,350
Illinois Development Finance Authority Art Institution Series A (Health Revenue, NATL-RE Insured)§±	2.60	01/01/2019	3,655,000	3,468,156
Illinois Education Facilities Authority Field Museum (Miscellaneous Revenue)§±	4.13	11/01/2036	4,560,000	4,670,717
Illinois Education Facilities Authority (Miscellaneous Revenue)§±	3.40	11/01/2036	1,275,000	1,288,235
Illinois Finance Authority Adventist Health Systems Series B (Miscellaneous Revenue)	5.00	03/01/2015	9,050,000	9,972,286
Illinois Finance Authority DePaul University Series A (Education Revenue, XLCA Insured)	5.00	10/01/2019	1,550,000	1,650,518
Illinois Finance Authority East St. Louis Project (Miscellaneous Revenue, XLCA Moral Obligation Insured)	5.00	11/15/2013	1,840,000	1,853,616
Illinois Finance Authority New Money Community Rehabilitation A (Health Revenue, GO of Participants Insured)	4.90	07/01/2013	1,270,000	1,246,099
Illinois Finance Authority New Money Community Rehabilitation A (Health Revenue, GO of Participants Insured)	4.95	07/01/2014	1,960,000	1,898,476
Illinois Finance Authority Student Housing Illinois State University Project (Education Revenue)	5.50	04/01/2021	4,585,000	4,674,728
Illinois Health Facilities Authority Mercy Hospital & Medical Center (Health Revenue)	10.00	01/01/2015	475,000	559,968
Illinois Municipal Electric Agency Power (Utilities Revenue, NATL-RE FGIC Insured)	5.00	02/01/2023	1,000,000	1,041,190
Illinois Municipal Electric Agency Power Supply Series A (Utilities Revenue, NATL-RE-IBC FGIC Insured)	5.25	02/01/2023	1,100,000	1,160,467
Illinois Regional Transportation Authority (Tax Revenue, AGM GO of Authority Insured)	5.75	06/01/2018	6,395,000	7,535,292
Illinois State (Tax Revenue, AGM Insured)	5.00	09/01/2016	585,000	634,503
Illinois State (Tax Revenue, AMBAC Insured)	5.00	04/01/2020	3,000,000	3,133,710
Illinois State Series 1 (Tax Revenue, NATL-RE FGIC Insured)	6.00	06/15/2026	7,500,000	8,850,150
Illinois State Series A (Miscellaneous Revenue, NATL-RE Insured)	5.00	03/01/2016	2,705,000	2,870,059
Illinois State Series A (Miscellaneous Revenue)	5.00	10/01/2016	5,000,000	5,256,250
Illinois State Series A (Miscellaneous Revenue, NATL-RE FGIC-TCR Insured)	5.25	10/01/2015	5,200,000	5,551,052
Illinois State Series B (Tax Revenue)	5.00	06/15/2018	1,000,000	1,137,330
Illinois Toll Highway Authority Series A-1 (Transportation Revenue)	5.25	01/01/2026	3,500,000	3,641,120

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	35

INTERMEDIATE TAX/AMT-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Illinois (continued)
Kane County IL School District #129 (Education Revenue, NATL-RE FGIC Insured)	5.00%	02/01/2018	$1,750,000	$1,842,278
Lake County IL Community High School District #117 Antioch CAB Series B (Tax Revenue, NATL-RE FGIC Insured)(z)	4.34	12/01/2016	1,000,000	791,730
Northern Cook County IL Solid Waste Agency Series A (Resource Recovery Revenue, NATL-RE Insured)	5.00	05/01/2013	1,200,000	1,281,120
Railsplitter Tobacco Settlement Authority (Tobacco Revenue)	5.50	06/01/2023	7,000,000	7,101,220
Regional Transportation Authority IL GO of Illinois (Tax Revenue, NATL-RE GO of Authority Insured)	6.50	07/01/2026	7,725,000	9,191,437
Southwestern Illinois Development Authority Local Government Program Collinsville Limited (Tax Revenue)	5.00	03/01/2025	1,975,000	1,545,694
Tazewell County IL School District #51 (Tax Revenue, NATL-RE FGIC Insured)	9.00	12/01/2017	455,000	605,873
Tazewell County IL School District #51 (Tax Revenue, NATL-RE FGIC Insured)	9.00	12/01/2018	535,000	723,406
University of Illinois Auxiliary System Facilities Series A (Education Revenue, AMBAC Insured)	5.50	04/01/2024	1,000,000	1,094,630
University of Illinois Board Trustees Series B (Lease Revenue, AGM Insured)	5.00	10/01/2020	2,000,000	2,106,720
Will County IL Community Unit School District CAB (Tax Revenue, NATL-RE FGIC Insured)(z)	4.38	11/01/2018	9,730,000	7,070,986

				139,437,603

Indiana: 3.28%
Fort Wayne IN Redevelopment Authority Grand Wayne Center Project (Lease Revenue)	5.00	02/01/2020	1,000,000	1,045,970
Hammond IN Multi-School Building Corporation First Mortgage (Lease Revenue, NATL-RE FGIC State Aid Withholding Insured)	5.00	07/15/2014	100,000	111,771
Indiana Bond Bank Common School Fund B (Miscellaneous Revenue, NATL-RE Insured)	5.00	02/01/2018	1,470,000	1,541,222
Indiana Bond Bank Hendricks Regional Health Series A (Miscellaneous Revenue, Moral Obligation Insured)	4.00	08/01/2017	1,000,000	1,076,570
Indiana Bond Bank Hendricks Regional Health Series A (Miscellaneous Revenue, Moral Obligation Insured)	5.00	08/01/2016	1,340,000	1,516,143
Indiana Bond Bank Special Program BMA Index Series B2 (Energy Revenue)§±	0.77	10/15/2022	900,000	755,253
Indiana Bond Bank Special Program Series A (Energy Revenue)	5.00	10/15/2017	5,410,000	5,755,970
Indiana Bond Bank Special Program Series A (Energy Revenue)	5.25	10/15/2016	500,000	547,215
Indiana HEFA Ascension Health Series B3 (Health Revenue)§±	2.25	11/15/2031	15,000,000	14,926,950
Jasper County IN PCR Northern Series A (IDR, NATL-RE Insured)	5.60	11/01/2016	5,900,000	6,605,522
Jeffersonville IN Building Corporation First Mortgage Series C (Lease Revenue)	4.25	08/15/2017	980,000	1,050,286
Mt. Vernon IN School Building Corporation First Mortgage Series 2007 (Lease Revenue, AGM State Aid Withholding Insured)	5.00	07/15/2019	1,000,000	1,104,720
Portage IN Redevelopment District (Tax Revenue, CIFC Insured)	4.00	01/15/2015	270,000	284,912
Portage IN Redevelopment District (Tax Revenue, CIFC Insured)	4.00	01/15/2016	350,000	369,397
Portage IN Redevelopment District (Tax Revenue, CIFC Insured)	4.00	07/15/2016	360,000	380,873
University of Southern Indiana Student Fee Series J (Education Revenue, Assured Guaranty Insured)	5.00	10/01/2019	1,000,000	1,114,780

				38,187,554

Iowa: 0.90%
Iowa Finance Authority PCFA Interstate Power (IDR, FGIC Insured)	5.00	07/01/2014	1,500,000	1,629,600

36	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

INTERMEDIATE TAX/AMT-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Iowa (continued)
Iowa Student Loan Liquidity Corporation Series 1 (Education Revenue)	5.25%	12/01/2017	$3,000,000	$3,255,420
Iowa Student Loan Liquidity Corporation Series 1 (Education Revenue)	5.25	12/01/2018	5,285,000	5,636,822

				10,521,842

Kansas: 1.32%
Burlington KS Environmental Impact Kansas City Power & Light Series A (IDR, XLCA Insured)§±	5.25	12/01/2023	6,200,000	6,583,904
Kansas Development Finance Authority Health Facilities Hartford Series B-1 (Health Revenue, ACA Insured)	6.13	04/01/2012	30,000	29,963
Olathe KS Special Obligation West Village Center Project (Tax Revenue)	5.00	09/01/2013	280,000	249,575
Olathe KS Special Obligation West Village Center Project (Tax Revenue)	5.00	09/01/2014	305,000	263,078
Wyandotte County & Kansas City KS United Government Special Obligation Sales Tax Second Lien Series A (Tax Revenue)(z)	5.92	06/01/2021	9,000,000	5,045,130
Wyandotte County & Kansas City KS United Government Special Obligation Sales Tax Second Lien Series B (Tax Revenue)	5.00	12/01/2020	2,075,000	2,123,597
Wyandotte County & Kansas City KS United Government Transportation Development District Legends Village West Project (Tax Revenue)	4.88	10/01/2028	1,445,000	1,075,976

				15,371,223

Kentucky: 1.56%
Kentucky Asset Liability Commission General Fund Series A (Miscellaneous Revenue, NATL-RE FGIC Insured)§±	0.70	11/01/2027	4,825,000	4,044,749
Kentucky Asset Liability Commission General Fund Series B (Miscellaneous Revenue, NATL-RE FGIC Insured)§±	0.72	11/01/2025	6,175,000	4,647,676
Kentucky State Property & Buildings Commission Series A Project # 95 (Miscellaneous Revenue)	5.00	08/01/2019	1,265,000	1,422,518
University of Kentucky COP Master Street Lease # 4 (Lease Revenue)	4.45	06/18/2018	7,681,457	7,993,939

				18,108,882

Louisiana: 2.06%
Jefferson Parish LA Hospital Service District # 001 West Jefferson Medical Center Series A (Health Revenue, AGM Insured)	5.25	01/01/2013	500,000	501,530
Louisiana Local Government Environmental Facilities & Community Development Authority (Housing Revenue, FNMA Insured)§±	4.25	04/15/2039	1,215,000	1,258,898
Louisiana Public Facilities Authority Archdiocese of New Orleans Project (Miscellaneous Revenue, CIFC Corporation Insured)	5.00	07/01/2014	200,000	214,858
Louisiana Public Facilities Authority Archdiocese of New Orleans Project (Miscellaneous Revenue, CIFC Corporation Insured)	5.00	07/01/2016	100,000	109,251
Louisiana Public Facilities Authority Archdiocese of New Orleans Project (Miscellaneous Revenue, CIFC Corporation Insured)	5.00	07/01/2017	150,000	162,806
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (Housing Revenue, CIFC Corporation Insured)	4.00	07/01/2015	505,000	529,947
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (Housing Revenue, CIFC Corporation Insured)	4.13	07/01/2016	170,000	178,864
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (Housing Revenue, CIFC Corporation Insured)	4.25	07/01/2017	55,000	57,473
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (Housing Revenue, CIFC Corporation Insured)	5.00	07/01/2014	100,000	101,208
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (Housing Revenue, CIFC Corporation Insured)	5.00	07/01/2016	740,000	736,122
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (Housing Revenue, CIFC Corporation Insured)	5.00	07/01/2019	1,465,000	1,378,287

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	37

INTERMEDIATE TAX/AMT-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Louisiana (continued)
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (Housing Revenue, CIFC Corporation Insured)	5.00%	07/01/2020	$500,000	$460,700
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (Education Revenue, CIFC Corporation Insured)	5.00	07/01/2022	1,250,000	1,272,025
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (Housing Revenue, CIFC Corporation Insured)	5.00	07/01/2022	100,000	89,500
Louisiana State Citizens Property Insurance Corporation Series B (Miscellaneous Revenue, AMBAC Insured)	5.25	06/01/2013	1,945,000	2,060,728
Louisiana State Correctional Facilities Corporation (Lease Revenue, AMBAC Insured)	5.00	09/01/2019	1,000,000	1,117,790
New Orleans LA Public Improvement Series A (Tax Revenue, Radian Insured)	5.00	12/01/2016	1,365,000	1,502,087
New Orleans LA Public Improvement Series A (Tax Revenue, Radian Insured)	5.00	12/01/2017	1,245,000	1,358,457
New Orleans LA Sewer Service (Water & Sewer Revenue, NATL-RE Insured)	5.00	06/01/2012	925,000	948,014
New Orleans LA Sewer Service (Water & Sewer Revenue, NATL-RE Insured)	5.00	06/01/2016	100,000	103,807
New Orleans LA Sewer Service (Water & Sewer Revenue, Assured Guaranty Insured)	5.50	06/01/2016	690,000	753,542
New Orleans LA Sewer Service (Tax Revenue, FGIC Insured)	5.50	12/01/2016	1,350,000	1,514,106
New Orleans LA Sewer Service (Water & Sewer Revenue, FGIC Insured)	5.50	06/01/2020	740,000	744,825
New Orleans LA Sewer Service (Water & Sewer Revenue, Assured Guaranty Insured)	5.63	06/01/2017	590,000	643,802
Parish of DeSoto LA PCR Southwestern Electrical Power (Utilities Revenue)§±	3.25	01/01/2019	5,000,000	5,120,050
Port of New Orleans LA Board Commerce Special Project CG Railway Incorporated (Port, Airport & Marina Authority Revenue, NATL-RE Insured)	5.25	08/15/2013	1,000,000	1,043,370

				23,962,047

Massachusetts: 3.00%
Massachusetts Development Finance Agency Revenue Lasell College (Education Revenue)	5.00	07/01/2021	2,820,000	2,746,426
Massachusetts Development Finance Agency Sabis International Charter Series A (Miscellaneous Revenue)	6.50	04/15/2019	1,050,000	1,126,010
Massachusetts Development Finance Agency Sabis International Charter Series A (Miscellaneous Revenue)	6.55	04/15/2020	615,000	653,308
Massachusetts Educational Financing Authority Issue I Series A (Education Revenue)	5.50	01/01/2017	2,000,000	2,243,280
Massachusetts Educational Financing Authority Series I (Education Revenue)	5.50	01/01/2018	2,000,000	2,229,600
Massachusetts State (Tax Revenue, AGM Insured)	5.25	08/01/2025	5,000,000	5,469,450
Massachusetts State HEFA (Health Revenue)§±	0.99	07/01/2038	14,000,000	13,962,200
Massachusetts State Series A (Miscellaneous Revenue)§±	0.64	11/01/2018	2,650,000	2,408,585
Massachusetts State Series C (Miscellaneous Revenue, AGM Insured)§±(z)	0.03	11/01/2019	4,175,000	4,025,452

				34,864,311

Michigan: 6.44%
Detroit MI Capital Improvement Limited Tax Series A-1 (Tax Revenue)	5.00	04/01/2015	4,235,000	3,939,397
Detroit MI City School District Series A (Tax Revenue, Assured Guaranty Insured)	5.00	05/01/2019	8,000,000	8,250,160
Detroit MI District Aid (Tax Revenue)	5.00	11/01/2014	1,000,000	1,093,650
Detroit MI District Aid (Tax Revenue)	5.00	11/01/2018	3,000,000	3,300,000
Detroit MI District Aid (Tax Revenue)	5.00	11/01/2020	1,700,000	1,836,918

38	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

INTERMEDIATE TAX/AMT-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Michigan (continued)
Detroit MI Municipal Bond Authority School District (Miscellaneous Revenue, AGM Insured)	5.00%	06/01/2016	$5,000,000	$5,293,350
Detroit MI Municipal Building Authority School District (Miscellaneous Revenue, AGM Insured)	5.00	06/01/2014	600,000	635,292
Detroit MI Senior Lien Series A-1 (Water & Sewer Revenue, AGM Insured)	5.50	07/01/2017	3,130,000	3,555,085
Detroit MI Series A-1 (Tax Revenue, NATL-RE Insured)	5.00	04/01/2019	100,000	92,983
Detroit MI Sewage Disposal Revenue Refunding Senior Lien Series B (Water & Sewer Revenue, AGM Insured)	7.50	07/01/2033	2,285,000	2,671,119
Detroit MI Water Supply System Series A (Water & Sewer Revenue, AGM Insured)	5.00	07/01/2015	1,000,000	1,087,500
Flint MI International Academy (Miscellaneous Revenue)	5.00	10/01/2017	590,000	565,786
Flint MI International Academy (Miscellaneous Revenue)	5.38	10/01/2022	2,270,000	2,031,378
Flint MI International Academy (Miscellaneous Revenue)	5.50	10/01/2027	435,000	365,504
Kent County MI (Tax Revenue)	5.00	01/01/2018	540,000	618,467
Kent County MI (Tax Revenue)	5.00	01/01/2025	1,000,000	1,063,600
Kent MI Hospital Finance Authority Spectrum Health Series A (Health Revenue)§±	5.50	01/15/2047	6,250,000	7,050,250
Macomb County MI Clinton Township Building Authority (Lease Revenue, AMBAC Insured)	5.50	11/01/2017	5,240,000	5,748,856
Michigan Finance Authority Limited Obligation Series E (Miscellaneous Revenue)	4.75	08/22/2011	3,000,000	3,013,050
Michigan Municipal Bond Authority Local Government Loan Program Series B Group A (Miscellaneous Revenue, AMBAC Insured)	5.00	12/01/2018	1,025,000	1,007,524
Michigan Municipal Building Authority Government Loan Program Series A (Miscellaneous Revenue, AMBAC Insured)	4.50	05/01/2016	100,000	97,618
Michigan Public Educational Facilities Authority Limited Obligation Chandler Park Academy (Miscellaneous Revenue)	5.60	11/01/2018	1,415,000	1,413,203
Michigan Public Educational Facilities Authority Limited Obligation Nataki Talibah (Miscellaneous Revenue)	6.25	10/01/2023	1,075,000	934,917
Michigan State Comprehensive Transportation Program (Tax Revenue)	5.25	05/15/2017	2,750,000	3,133,488
Michigan State Environmental Protection Program (Tax Revenue)	6.25	11/01/2012	240,000	248,486
Michigan State Hospital Finance Authority Series C (Health Revenue)§±	6.00	12/01/2034	5,000,000	5,944,350
Michigan State Housing Development Authority Limited Greenwood Villa Project (Housing Revenue, AGM Insured)	4.75	09/15/2017	2,235,000	2,394,847
Michigan State Strategic Fund Limited Obligation Cadillac Place Office Building Project (Lease Revenue)	5.25	10/15/2025	4,165,000	4,254,381
Walled Lake MI School District (Tax Revenue, Q-SBLF Insured)	4.00	05/01/2018	1,000,000	1,042,930
Western Townships MI Utilities Authority (Tax Revenue)	5.00	01/01/2017	1,500,000	1,691,670
Wyandotte MI Series A (Utilities Revenue, Assured Guaranty Insured)	4.00	10/01/2016	500,000	542,205

				74,917,964

Minnesota: 1.19%
Becker MN PCR Northern States Power Series B (IDR)§±	8.50	09/01/2019	3,800,000	4,140,974
Minneapolis & St. Paul MN Metropolitan Airports Commission Sub Series B (Port, Airport & Marina Authority Revenue, NATL-RE FGIC Insured)	5.00	01/01/2018	4,555,000	4,958,482
Minneapolis MN St. Mary’s Hospital & Rehabilitation (Health Revenue)	10.00	06/01/2013	85,000	95,291
Northern Minnesota Municipal Power Agency Series A (Utilities Revenue, Assured Guaranty Insured)	5.00	01/01/2016	1,365,000	1,550,572
St. Louis Park MN Nicollett Health Services Series C (Health Revenue)	5.50	07/01/2023	2,500,000	2,618,175
St. Paul MN Housing & Redevelopment Authority Hmong Academy Project Series A (Miscellaneous Revenue)	5.50	09/01/2018	500,000	488,400

				13,851,894

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	39

INTERMEDIATE TAX/AMT-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Mississippi: 0.05%
Mississippi Development Bank Special Obligation Municipal Energy Agency Power Supply Project (Utilities Revenue, XLCA Insured)	5.00%	03/01/2013	$505,000	$529,058

Missouri: 0.47%
Chesterfield Valley MO Transportation Development District (Tax Revenue, CIFG Insured)	4.00	04/15/2026	1,500,000	924,810
Fenton MO Gravois Bluffs Redevelopment Project (Tax Revenue)	4.50	04/01/2021	1,000,000	1,006,450
Lake of the Ozarks MO Community Bridge Corporation (Transportation Revenue)	5.25	12/01/2014	260,000	241,368
Manchester MO Highway 141 Manchester Road Project (Tax Revenue)	6.00	11/01/2025	1,000,000	998,280
Maryland Heights MO South Heights Redevelopment Project A (Tax Revenue)	5.50	09/01/2018	1,245,000	1,196,445
Ozark MO COP Community Center Project (Lease Revenue)	4.50	09/01/2011	100,000	100,386
Ozark MO COP Community Center Project (Lease Revenue)	4.50	09/01/2013	145,000	151,091
Ozark MO COP Community Center Project (Lease Revenue)	4.50	09/01/2014	170,000	178,701
Ozark MO COP Community Center Project (Lease Revenue)	4.55	09/01/2016	225,000	233,019
St. Louis MO Lambert St. Louis International Airport Series A-1 (Port, Airport & Marina Authority Revenue)	6.00	07/01/2019	415,000	468,182

				5,498,732

Nebraska: 0.07%
Municipal Energy Agency of Nebraska Series A (Utilities Revenue, BHAC Insured)	5.00	04/01/2019	500,000	580,430
O’Neill NE St. Anthony’s Project (Health Revenue)	6.25	09/01/2012	225,000	231,840

				812,270

Nevada: 2.39%
Clark County NV Series C (Port, Airport & Marina Authority Revenue, AGM Insured)	5.00	07/01/2023	5,000,000	5,272,950
Clark County NV Series D (Port, Airport & Marina Authority Revenue)	5.00	07/01/2024	2,750,000	2,885,878
Clark County NV Las Vegas McCarran International Series A (Port, Airport & Marina Authority Revenue)	5.00	07/01/2016	3,000,000	3,357,390
Clark County NV Las Vegas McCarran International Series A-2 (Port, Airport & Marina Authority Revenue, AMBAC Insured)	5.00	07/01/2027	3,500,000	3,545,220
Clark County NV School District Series A (Tax Revenue, NATL-RE FGIC Insured)	5.00	06/15/2019	7,500,000	8,128,950
Clark County NV Special Improvement District # 121A (Miscellaneous Revenue, AMBAC Insured)	4.25	12/01/2013	895,000	922,378
Reno NV Washoe Medical Center Series A (Health Revenue, AMBAC Insured)	5.50	06/01/2016	980,000	1,056,136
Reno-Sparks Indian Colony NV Governmental (Miscellaneous Revenue, U.S. Bank NA LOC)	5.00	06/01/2021	2,580,000	2,618,081

				27,786,983

New Hampshire: 1.05%
New Hampshire HEFA Dartmouth Hitchcock Obligation Series A (Health Revenue, AGM Insured)§±	3.00	08/01/2031	9,955,000	9,955,000
New Hampshire HEFA Exeter Project (Health Revenue)	6.00	10/01/2016	2,240,000	2,282,381

				12,237,381

40	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

INTERMEDIATE TAX/AMT-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

New Jersey: 4.57%
Gloucester County NJ Improvement Authority Waste Management Incorporated Project Series A (Resource Recovery Revenue)§±	2.63%	12/01/2029	$2,000,000	$2,021,680
New Jersey Economic Development Authority (Tobacco Revenue, FGIC Insured)	5.00	06/15/2012	1,500,000	1,530,975
New Jersey Economic Development Authority Motor Vehicle Series A (Miscellaneous Revenue, NATL-RE Insured)	5.25	07/01/2016	2,385,000	2,581,596
New Jersey Health Care Facility (Health Revenue, State Appropriations Insured)	5.75	10/01/2031	2,235,000	2,359,400
New Jersey HEFAR Student Loan Series 1A (Education Revenue)	5.00	12/01/2016	2,000,000	2,224,240
New Jersey HEFAR Student Loan Series 2 (Education Revenue)	4.50	12/01/2029	14,000,000	14,008,400
New Jersey HEFAR Student Loan Series A (Education Revenue)	5.00	06/01/2016	500,000	544,500
New Jersey HFFA Atlantic City Medical Center Project (Health Revenue)	6.00	07/01/2012	820,000	836,884
New Jersey Housing & Mortgage Finance Agency Series AA (Housing Revenue)	5.25	10/01/2016	765,000	809,737
New Jersey Sports & Exposition Authority (Miscellaneous Revenue, NATL-RE Insured)	5.50	03/01/2022	1,755,000	1,909,598
New Jersey State HEFAR Series 1A (Education Revenue)	4.75	12/01/2029	4,550,000	4,544,768
New Jersey State HEFAR Series A (Education Revenue)	5.00	06/01/2017	2,000,000	2,161,860
New Jersey State HEFAR Series A (Education Revenue)	5.00	06/01/2019	1,010,000	1,072,166
New Jersey State HEFAR Series A (Education Revenue)	5.00	06/01/2027	3,400,000	3,499,110
New Jersey Transportation Trust Fund Authority Facilities Center Series A (Transportation Revenue, AGM-CR Insured)	5.50	12/15/2022	8,010,000	8,952,296
New Jersey Transportation Trust Fund Authority Transportation Systems Project Series C (Transportation Revenue, AGM Insured)	5.50	12/15/2018	2,590,000	2,963,400
Trenton NJ (Tax Revenue, Assured Guaranty State Aid Withholding Insured)	5.00	07/15/2020	1,000,000	1,098,310

				53,118,920

New Mexico: 0.28%
New Mexico Mortgage Finance Authority SFMR Class I Series A (Housing Revenue, GNMA FNMA FHLMC Insured)	4.63	09/01/2025	2,405,000	2,535,183
Otero County NM Jail Project (Miscellaneous Revenue)	5.50	04/01/2013	705,000	690,837

				3,226,020

New York: 3.79%
Brookhaven NY IDAG Methodist Project (Housing Revenue, North Fork Bank LOC)§±	4.25	11/01/2037	165,000	165,162
Genesee County NY IDA United Memorial Medical Center Project (Health Revenue)	4.75	12/01/2014	510,000	486,897
Metropolitan NY Transportation Authority Series A (Transportation Revenue)	5.00	11/15/2020	5,000,000	5,360,850
Metropolitan NY Transportation Authority Series B-2 (Miscellaneous Revenue, AGM Insured)(m)(a)§±(n)	0.28	11/01/2022	5,225,000	4,429,888
New York City NY IDAG 2006 Project Samaritan AIDS Services (Miscellaneous Revenue, CitiBank NA LOC)	4.50	11/01/2015	275,000	306,881
New York City NY Transitional Finance Authority Future Tax Series A (Tax Revenue)	5.00	05/01/2023	2,875,000	3,195,879
New York NY Unrefunded Balance Series F (Tax Revenue, NATL-RE-IBC Insured)	5.13	08/01/2013	5,000	5,019
New York State Dormitory Authority Hospital Series A (Health Revenue, FHA Insured)	6.00	08/15/2015	240,000	249,403
New York State Dormitory Authority Montefiore Medical Center (Health Revenue, NATL-RE FGIC FHA Insured)	5.00	02/01/2014	880,000	947,329

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	41

INTERMEDIATE TAX/AMT-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

New York (continued)
New York State Dormitory Authority Mount Sinai School of Medicine (Education Revenue, GO of Institution Insured)	5.50%	07/01/2022	$2,000,000	$2,172,340
New York State Dormitory Authority North Shore Jewish Series B (Health Revenue)§±	0.91	05/01/2018	3,635,000	3,326,025
New York State Dormitory Authority United Health Hospitals (Health Revenue, FHA Insured)	4.50	08/01/2018	1,500,000	1,601,580
New York Urban Development Corporation (Miscellaneous Revenue)	5.88	02/01/2013	8,500,000	8,489,704
New York Urban Development Corporation Series D (Miscellaneous Revenue, AGC-ICC Insured)	5.50	01/01/2019	3,000,000	3,531,390
Newburgh NY BAN (Tax Revenue)	5.15	08/30/2011	2,000,000	2,005,880
Port Authority NY & NJ Special Obligation (Port, Airport & Marina Authority Revenue)	5.00	12/01/2020	5,000,000	4,970,150
Tobacco Settlement Financing Corporation NY Series B (Tobacco Revenue, XLCA-ICR Insured)	4.00	06/01/2012	100,000	103,216
Troy NY Capital Resource Corporation Rensselaer Polytechnic Series B (Education Revenue)	5.00	09/01/2020	1,430,000	1,578,405
Upper Mohawk Valley NY Regional Water Finance Authority Series A (Water & Sewer Revenue, Assured Guaranty Insured)	5.00	04/01/2018	1,000,000	1,139,150

				44,065,148

North Carolina: 0.92%
Charlotte NC COP Series E (Lease Revenue)	4.00	06/01/2017	90,000	99,013
Craven County NC COP (Lease Revenue, NATL-RE Insured)	5.00	06/01/2023	4,400,000	4,679,092
Nash NC Health Care System (Health Revenue, AGM Insured)	5.00	11/01/2014	1,600,000	1,754,656
North Carolina Eastern Municipal Power Agency Series B (Utilities Revenue)	5.00	01/01/2017	1,000,000	1,126,690
North Carolina Eastern Municipal Power Agency Unrefunded Balance Series B (Utilities Revenue, FGIC Insured)	5.50	01/01/2017	95,000	95,221
Pitt County NC COP School Facilities Project (Lease Revenue, NATL-RE Insured)	5.00	04/01/2023	2,755,000	2,924,240

				10,678,912

North Dakota: 0.24%
Mercer County ND PCR Antelope Valley Station (Utilities Revenue, AMBAC Insured)	7.20	06/30/2013	815,000	861,039
North Dakota State Housing Finance Agency Series D (Housing Revenue)	4.50	01/01/2029	1,820,000	1,932,312

				2,793,351

Ohio: 1.00%
Akron Bath Copley OH Joint Township Akron General Health Systems Series A (Health Revenue)	5.00	01/01/2014	500,000	522,830
American Municipal Power OH Hydroelectric Project Series C (Utilities Revenue)	5.25	02/15/2019	2,570,000	2,857,891
American Municipal Power OH Series A (Utilities Revenue)	5.00	02/01/2012	1,500,000	1,536,450
Kent State University OH General Receipts Series B (Education Revenue, Assured Guaranty Insured)	5.00	05/01/2018	1,165,000	1,316,753
Ohio State Water Development Authority Fresh Water Series B (Water & Sewer Revenue)	5.00	06/01/2016	3,000,000	3,497,190
RiverSouth OH Authority Lazarus Building Redevelopment Series A (Lease Revenue)	5.75	12/01/2027	950,000	849,158
Summit County OH Port Authority (Port, Airport & Marina Authority Revenue)	5.25	01/01/2024	1,000,000	1,051,160

				11,631,432

42	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

INTERMEDIATE TAX/AMT-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Oklahoma: 0.57%
McClain County OK Economic Development Authority Blanchard Public Schools Project (Lease Revenue)	4.50%	09/01/2016	$400,000	$433,764
McClain County OK Economic Development Authority Newcastle Public Schools Project (Lease Revenue)	5.00	09/01/2012	350,000	363,934
McGee Creek OK Authority (Water & Sewer Revenue, NATL-RE Insured)	6.00	01/01/2023	1,970,000	2,202,559
Oklahoma Housing Finance Agency SFMR Homeownership Loan Program Series A (Housing Revenue, GNMA/FNMA Insured)	4.50	09/01/2024	3,665,000	3,685,707

				6,685,964

Pennsylvania: 4.89%
Adams County PA IDA Gettysburg College Project (Education Revenue)	5.00	08/15/2024	1,500,000	1,577,685
Adams County PA IDA Gettysburg College Project (Education Revenue)	5.00	08/15/2025	1,500,000	1,564,680
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Series A-1 (Health Revenue)§±	1.35	02/01/2021	10,000,000	8,775,700
Allegheny County PA Series C-59B (Tax Revenue, AGM Insured)§±	0.73	11/01/2026	3,000,000	2,429,550
Beaver County PA IDA PCR First Energy Series B (IDR)±	3.00	10/01/2047	2,600,000	2,626,104
Chester County PA Avon Grove Charter School Project Series A (Miscellaneous Revenue)	5.65	12/15/2017	790,000	772,549
Chester County PA IDA Renaissance Academy Project Series A (Miscellaneous Revenue)	5.63	10/01/2015	350,000	349,965
Delaware County PA IDA Resource Recovery Facility Series A (Resource Recovery Revenue)	6.10	07/01/2013	1,370,000	1,373,425
Harrisburg PA Authority Resource Recovery Facility Series D-1 (Resource Recovery Revenue, AGM Insured)§±	5.25	12/01/2033	5,000,000	5,083,700
Harrisburg PA Authority Resources Guaranteed Subordinated Series D-2 (Resource Recovery Revenue, AGM Insured)§±	5.00	12/01/2033	3,975,000	3,996,386
Lycoming County PA College Authority (Education Revenue)	5.50	07/01/2026	3,000,000	3,162,840
Millcreek Richland Joint Authority PA Series B (Water & Sewer Revenue, Radian Municipal Government Guaranty Insured)	4.70	08/01/2017	565,000	588,826
Northampton County PA General Purpose Hospital Authority Saint Lukes Hospital Project Series C (Health Revenue)§±	4.50	08/15/2032	1,170,000	1,233,859
Norwin PA School District Series A (Tax Revenue, NATL-RE State Aid Withholding Insured)	5.00	04/01/2030	1,310,000	1,310,092
Pennsylvania EDFA Waste Management Incorporated Project (Resource Recovery Revenue)§±	2.63	12/01/2033	1,500,000	1,516,260
Pennsylvania State Department of General Services (Lease Revenue, AGM Insured)	5.25	05/01/2016	985,000	996,367
Pennsylvania State Turnpike Commission Series C (Transportation Revenue)§±	1.14	12/01/2014	5,000,000	5,058,700
Philadelphia IDA First Philadelphia Charter High Series A (Miscellaneous Revenue)	5.30	08/15/2017	1,085,000	1,085,488
Philadelphia PA Authority for Industrial Development (Miscellaneous Revenue)	7.00	05/01/2026	740,000	720,634
Philadelphia PA Eighteenth Series AGC (Energy Revenue, Assured Guaranty Insured)	5.25	08/01/2016	895,000	969,419
Philadelphia PA Gas Works 1998 General Ordinance Series A (Energy Revenue)	5.00	08/01/2015	1,000,000	1,083,110
Philadelphia PA Gas Works 1998 General Ordinance Series A (Energy Revenue)	5.00	08/01/2016	1,000,000	1,090,610
Philadelphia PA Gas Works Revenue Refunding 8th-1998 General Ordinance Series A (Energy Revenue)	5.25	08/01/2017	1,225,000	1,351,518

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	43

INTERMEDIATE TAX/AMT-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Pennsylvania (continued)
Philadelphia PA IDA West Philadelphia Achievement Charter Elementary School Project (Miscellaneous Revenue)	5.00%	05/01/2016	$360,000	$355,118
Philadelphia PA IDA West Philadelphia Achievement Charter Elementary School Project (Miscellaneous Revenue)	6.25	05/01/2021	285,000	278,237
Philadelphia PA IDR Master Charter School (Miscellaneous Revenue)	5.00	08/01/2020	915,000	930,775
Philadelphia PA School District Refunding Series 2010C (Tax Revenue, State Aid Withholding Insured)	5.00	09/01/2018	6,000,000	6,611,220

				56,892,817

Puerto Rico: 1.13%
Puerto Rico Electric Power Authority Series UU (Utilities Revenue, AGM Insured)§±	0.72	07/01/2029	4,000,000	2,741,480
Puerto Rico Electric Power Authority Series ZZ (Utilities Revenue)	5.25	07/01/2019	3,000,000	3,227,010
Puerto Rico HFA Sub-Capital Fund Modernization (Housing Revenue)	5.50	12/01/2017	2,000,000	2,220,240
Puerto Rico Highway & Transportation Authority Series AA-1 (Tax Revenue, AGM Insured)	4.95	07/01/2026	5,000,000	4,973,850

				13,162,580

Rhode Island: 0.59%
Providence RI Series A (Tax Revenue, AGM Insured)	4.00	01/15/2018	2,115,000	2,170,603
Rhode Island Health & Educational Building Corporation Providence Public Schools Financing Program Series A (Miscellaneous Revenue, AGM Insured)	5.00	05/15/2015	2,060,000	2,233,534
Rhode Island Health & Educational Building Corporation Providence Public Schools Financing Program Series A (Miscellaneous Revenue, AGM Insured)	5.00	05/15/2022	2,425,000	2,490,766

				6,894,903

South Carolina: 1.89%
Berkeley County SC Pollution Control Facilities Generating Company Project (Utilities Revenue)	4.88	10/01/2014	1,000,000	1,068,290
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue)(z)	7.68	01/01/2012	12,297	11,838
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue)(z)	8.15	01/01/2013	21,103	18,719
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue)(z)	8.71	01/01/2014	22,075	17,850
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue)(z)	9.50	01/01/2015	23,869	17,282
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue)(z)	9.63	07/22/2051	133,365	3,175
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue)(z)	9.78	01/01/2042	230,675	12,856
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue)(z)	10.62	01/01/2032	297,803	36,469
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue)(z)	14.13	01/01/2022	59,087	14,434
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue)(z)	15.02	01/01/2021	55,876	14,488
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue)(z)	15.84	01/01/2020	47,106	13,237
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue)(z)	17.24	01/01/2019	43,307	12,892

44	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

INTERMEDIATE TAX/AMT-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

South Carolina (continued)
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue)(z)	18.81%	01/01/2018	$39,781	$12,749
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue)(z)	20.78	01/01/2017	35,996	12,533
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue)(z)	24.23	01/01/2016	26,606	9,867
Connector 2000 Association Incorporated CAB Series B (Transportation Revenue)(z)	12.81	07/22/2051	51,744	385
Connector 2000 Association Incorporated CAB Series B (Transportation Revenue)(z)	15.92	01/01/2032	102,842	4,761
Kershaw County SC Public Schools Foundation Installment Power Revenue (Lease Revenue, CIFC Corporation Insured)	5.00	12/01/2020	1,000,000	1,046,820
Lee County SC School Facilities Incorporated Series 2006 (Lease Revenue, Radian Insured)	6.00	12/01/2016	740,000	825,551
McCormick County SC Health Care Center Project Prerefunded Balance (Health Revenue)	8.00	03/01/2019	1,255,000	1,474,851
Piedmont SC Municipal Power Agency Series A-3 (Utilities Revenue)	5.25	01/01/2019	3,500,000	3,900,820
South Carolina Education Assistance Authority Student Loan Series I (Education Revenue)	5.00	10/01/2024	3,225,000	3,304,722
South Carolina Jobs EDA Palmetto Health (Health Revenue)§±	0.86	08/01/2039	1,985,000	1,949,389
South Carolina Transportation Infrastructure Series A (Miscellaneous Revenue, XLCA Insured)	5.00	10/01/2022	6,450,000	6,752,441
South Carolina Transportation Infrastructure Series A (Miscellaneous Revenue, AMBAC Insured)	5.25	10/01/2022	1,000,000	1,059,230
Tobacco Settlement Revenue Management Authority SC (Tobacco Revenue)	5.00	06/01/2018	390,000	390,527

				21,986,176

South Dakota: 0.12%
Lower Brule Sioux Tribe SD Series B (Tax Revenue)	5.25	05/01/2015	500,000	445,785
Rapid City SD Airport Project (Port, Airport & Marina Authority Revenue)	6.25	12/01/2026	920,000	964,372

				1,410,157

Tennessee: 1.79%
Lewisburg TN Industrial Development Board Waste Management Incorporated Project (Resource Recovery Revenue)§±	2.50	07/01/2012	1,250,000	1,257,788
Shelby County TN Health Educational & Housing Facilities Board Le Bonheur Children’s Medical Center Series D (Health Revenue, NATL-RE Insured)	5.50	08/15/2019	725,000	845,510
Tennessee Energy Acquisition Corporation Series A (Energy Revenue)	5.00	09/01/2012	1,875,000	1,955,381
Tennessee Energy Acquisition Corporation Series A (Energy Revenue)	5.00	09/01/2013	735,000	775,712
Tennessee Energy Acquisition Corporation Series A (Energy Revenue)	5.00	09/01/2016	2,000,000	2,079,200
Tennessee Energy Acquisition Corporation Series A (Energy Revenue)	5.25	09/01/2017	1,640,000	1,708,470
Tennessee Energy Acquisition Corporation Series A (Energy Revenue)	5.25	09/01/2018	1,000,000	1,036,340
Tennessee Energy Acquisition Corporation Series C (Energy Revenue)	5.00	02/01/2015	1,115,000	1,182,034
Tennessee Energy Acquisition Corporation Series C (Energy Revenue)	5.00	02/01/2016	1,820,000	1,917,880
Tennessee Energy Acquisition Corporation Series C (Energy Revenue)	5.00	02/01/2019	8,030,000	8,078,983

				20,837,298

Texas: 8.29%
Arlington TX Special Obligation Dallas Cowboys Series A (Tax Revenue, NATL-RE Insured)	5.00	08/15/2034	3,565,000	3,565,784
Austin TX Electric Utilities Systems (Utilities Revenue)	5.00	11/15/2024	1,370,000	1,470,407
Central TX Regional Mobility Authority (Transportation Revenue)	5.75	01/01/2019	1,310,000	1,432,472

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	45

INTERMEDIATE TAX/AMT-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Texas (continued)
Eagle Pass TX International Bridges (Miscellaneous Revenue, AMBAC Insured)	5.25%	02/15/2014	$1,640,000	$1,702,468
Garza County TX Public Facilities Corporation (Lease Revenue)	5.25	10/01/2014	1,000,000	1,035,860
Garza County TX Public Facilities Corporation (Lease Revenue)	5.50	10/01/2016	1,000,000	1,044,820
Harris County TX Toll Road Project Series C (Tax Revenue, AGM Insured)	5.25	08/15/2027	4,000,000	4,683,720
Houston TX Airport Senior Lien Series A (Port, Airport & Marina Authority Revenue)	5.00	07/01/2025	1,000,000	1,055,550
Houston TX Utilities Systems Series A (Water & Sewer Revenue)	5.25	11/15/2031	3,000,000	3,208,290
Midtown TX Redevelopment Authority (Tax Revenue, AMBAC Insured)	5.00	01/01/2020	1,495,000	1,536,038
North Texas Health Facilities Development Corporation United Regional Health Care System (Health Revenue, AGM Insured)	5.00	09/01/2016	1,135,000	1,258,738
North Texas Higher Education Authority Incoming Student Loan Series A-2 (Education Revenue)§±	1.21	07/01/2030	10,395,000	10,141,258
Round Rock TX Transportation Systems Development Corporation (Tax Revenue, NATL-RE Insured)	4.50	08/15/2020	1,000,000	1,033,750
SA Energy Acquisition Public Facility Corporation TX (Energy Revenue)	5.25	08/01/2015	1,265,000	1,359,736
Sabine River Authority TX PCR TXU Electric Company Project Series A (Utilities Revenue)§±	5.50	05/01/2022	2,560,000	2,515,533
Texas Municipal Gas Acquisition & Supply Corporation Senior Lien Series D (Energy Revenue)	5.63	12/15/2017	14,425,000	15,554,910
Texas Municipal Gas Acquisition & Supply Corporation Series A (Energy Revenue)§±	0.87	09/15/2017	7,035,000	6,836,613
Texas Municipal Gas Acquisition & Supply Corporation Series B (Energy Revenue)§±	0.58	09/15/2017	10,930,000	10,497,719
Texas Municipal Gas Acquisition & Supply Corporation Sub Lien Series C (Energy Revenue)§±	1.61	12/15/2026	735,000	499,028
Texas Private Activity Surface Transportation Corporation LBJ Infrastructure Project (Transportation Revenue)	7.50	06/30/2032	2,000,000	2,232,820
Texas Private Activity Surface Transportation Corporation LBJ Infrastructure Project (Transportation Revenue)	7.50	06/30/2033	2,000,000	2,232,820
Texas Private Activity Surface Transportation Corporation Senior Lien Note Mobility (Transportation Revenue)	7.50	12/31/2031	3,500,000	3,902,325
Texas State PFA Charter School Kipp Incorporated Series A (Miscellaneous Revenue, ACA Insured)	4.50	02/15/2016	855,000	864,029
Texas State PFA Cosmos Foundation Series A (Miscellaneous Revenue)	5.00	02/15/2018	860,000	858,031
Texas State PFA Uplift Education Series A (Miscellaneous Revenue)	5.00	12/01/2012	290,000	294,956
Titus TX Fresh Water Supply District # 1 Power Company (Utilities Revenue)	4.50	07/01/2011	2,000,000	2,000,180
Tomball TX Independent School District Refunding School Building (Tax Revenue, PSFG Insured)(z)	1.40	02/15/2015	825,000	783,692
University of Houston TX (Education Revenue)	5.00	02/15/2024	2,600,000	2,794,948
University of Houston TX Series B (Education Revenue)	5.25	07/01/2026	7,725,000	9,074,558
Waco TX Health Facilities Development Corporation Hillcrest System Project Series A (Health Revenue, NATL-RE FHA Insured)	5.00	08/01/2016	920,000	1,017,373

				96,488,426

Utah: 0.51%
Intermountain Power Agency UT Series A (Utilities Revenue, AGM Insured)	5.00	07/01/2018	3,700,000	3,938,650
Utah County UT Lakeview Academy Series A (Miscellaneous Revenue)	5.35	07/15/2017	900,000	861,903
Utah County UT Lincoln Academy Series A (Miscellaneous Revenue)††	5.45	06/15/2017	340,000	327,447
West Valley City UT Charter School Monticello Academy (Miscellaneous Revenue)††	6.38	06/01/2037	970,000	817,565

				5,945,565

46	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

INTERMEDIATE TAX/AMT-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Vermont: 0.16%
Burlington VT Airport Authority (Miscellaneous Revenue)	6.50%	12/15/2012	$1,900,000	$1,898,917

Virgin Islands: 1.37%
Virgin Islands PFA (Tax Revenue)	5.25	10/01/2029	1,890,000	1,785,918
Virgin Islands PFA (Miscellaneous Revenue)	6.75	10/01/2019	3,000,000	3,259,440
Virgin Islands PFA Matching Fund Loan Notes Series A (Miscellaneous Revenue)	6.00	10/01/2014	500,000	532,805
Virgin Islands PFA Sub Lien Series A (Tax Revenue)	5.00	10/01/2025	5,000,000	4,922,050
Virgin Islands PFA Sub Lien Series C (Miscellaneous Revenue)	5.00	10/01/2017	5,000,000	5,385,650

				15,885,863

Virginia: 0.47%
Chesterfield County VA IDA PCR Series A (IDR)§±	5.88	06/01/2017	2,000,000	2,045,000
Marquis CDA VA (Miscellaneous Revenue)	5.63	09/01/2018	1,800,000	1,439,748
Reynolds Crossing CDA VA Reynolds Crossing Project (Miscellaneous Revenue)	5.10	03/01/2021	744,000	707,075
Virginia College VA Building Authority Regent University Project (Education Revenue)	5.00	06/01/2013	55,000	58,198
Virginia College VA Building Authority Regent University Project (Education Revenue)	5.00	06/01/2015	210,000	228,417
Watkins Centre CDA VA (Miscellaneous Revenue)	5.40	03/01/2020	1,070,000	1,035,407

				5,513,845

Washington: 1.32%
Goat Hill Properties WA Government Office Building Project (Lease Revenue, NATL-RE County Guaranty Insured)	5.00	12/01/2021	1,410,000	1,488,128
Grant County WA Public Utility District # 2 Priest Rapids Series A (Utilities Revenue, NATL-RE FGIC Insured)	5.00	01/01/2023	345,000	368,998
Quinault Indian Nation WA Quinault Beach Series A (Miscellaneous Revenue, ACA Insured)	5.80	12/01/2015	2,225,000	2,224,733
TES Properties WA (Lease Revenue)	5.00	12/01/2024	1,480,000	1,573,876
TES Properties WA (Lease Revenue)	5.50	12/01/2029	1,400,000	1,485,652
Tobacco Settlement Authority WA (Tobacco Revenue)	5.50	06/01/2012	250,000	255,940
Tobacco Settlement Authority WA (Tobacco Revenue)	6.50	06/01/2026	4,785,000	4,852,277
Washington State HEFAR Pacific Lutheran University (Education Revenue, RADIAN Insured)	5.00	11/01/2013	800,000	836,544
Washington State HEFAR Pacific Lutheran University (Education Revenue, RADIAN Insured)	5.00	11/01/2014	1,105,000	1,161,687
Washington State HEFAR Whitworth University Project (Education Revenue, US Bank NA Insured)	5.00	10/01/2015	1,010,000	1,094,667

				15,342,502

West Virginia: 0.29%
West Virginia EDFA PCR Appalachian Power Company Amos Plant Series C (Utilities Revenue)±	4.85	05/01/2019	2,000,000	2,121,000
West Virginia School Building Authority (Miscellaneous Revenue)	5.25	07/01/2020	1,100,000	1,240,833

				3,361,833

Wisconsin: 0.83%
Kenosha WI USD # 1 Series A (Tax Revenue)	4.50	04/01/2015	1,620,000	1,774,904
Wisconsin HEFA Mercy Alliance Incorporated Project Series A (Health Revenue)	5.00	06/01/2019	3,000,000	3,136,170

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	47

INTERMEDIATE TAX/AMT-FREE FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Wisconsin (continued)
Wisconsin Housing & Economic Development Authority Series E (Housing Revenue, GO of Authority Insured)	4.00%	05/01/2013	$20,000	$20,863
Wisconsin Housing & Economic Development Authority Series E (Housing Revenue, GO of Authority Insured)	4.15	05/01/2015	210,000	222,783
Wisconsin State HEFA (Health Revenue, AMBAC Insured)	5.50	02/15/2019	1,000,000	1,074,900
Wisconsin State HEFA Bell Tower Residence Project (Health Revenue, Allied Irish Bank plc LOC)	4.75	07/01/2015	890,000	946,951
Wisconsin State HEFA Series M (Health Revenue, NATL-RE Insured)(m)(a)§±(n)	0.47	06/01/2019	2,650,000	2,509,112

				9,685,683

Total Municipal Bonds and Notes (Cost $1,132,093,559)				1,154,442,428

	Yield		Shares

Short-Term Investments: 0.06%

Investment Companies: 0.06%
Wells Fargo Advantage National Tax-Free Money Market Fund(l)(u)	0.01		697,513	697,513

Total Short-Term Investments (Cost $697,513)				697,513

Total Investments in Securities
(Cost $1,132,791,072)*	99.28%	1,155,139,941
Other Assets and Liabilities, Net	0.72	8,363,869

Total Net Assets	100.00%	$1,163,503,810

(m)	An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

††	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

§	Security is subject to a demand feature which reduces the effective maturity.

^^	Security is currently in default with regards to scheduled interest and/or principal payments.

±	Variable rate investments.

(z)	Zero coupon security. Rate represents yield to maturity.

(n)	Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $1,132,776,838 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$33,717,391
Gross unrealized depreciation	(11,354,288)

Net unrealized appreciation	$22,363,103

The accompanying notes are an integral part of these financial statements.

48	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Municipal Bonds and Notes: 99.25%

Alabama: 0.51%
Alabama Drinking Water Finance Authority Series A (Water & Sewer Revenue, AMBAC Insured)	5.13%	08/15/2016	$1,075,000	$1,093,436
Alabama Drinking Water Finance Revolving Federal Loan Series A (Water & Sewer Revenue, AMBAC Insured)	4.85	08/15/2022	800,000	800,496
Jefferson County AL Limited Obligation School District Series A (Tax Revenue)	5.25	01/01/2020	3,000,000	2,650,230
Jefferson County AL Limited Obligation Series A (Tax Revenue, AGM-CR Insured)	5.25	01/01/2018	775,000	746,093
Jefferson County AL Limited Obligation Subseries A-1 (Tax Revenue, AMBAC Insured)(m)§±(n)	0.51	01/01/2027	1,675,000	1,139,000
Jefferson County AL Limited Obligation Subseries A-2 (Tax Revenue, AMBAC Insured)(m)§±(n)	0.52	01/01/2027	2,350,000	1,598,000
Jefferson County AL Limited Obligation Subseries A-3 (Tax Revenue, AMBAC Insured)(m)§±(n)	0.52	01/01/2027	2,175,000	1,479,000
Jefferson County AL Limited Obligation Subseries A-4 (Tax Revenue, AMBAC Insured)(m)§±(n)	0.51	01/01/2027	150,000	102,000
Jefferson County AL Series B8 (Water & Sewer Revenue, AGM Insured)	5.25	02/01/2014	2,860,000	2,731,929
Jefferson County AL Series B8 (Water & Sewer Revenue, AGM Insured)	5.25	02/01/2015	460,000	438,555

				12,778,739

Alaska: 0.12%
Alaska Industrial Development & Export Authority Lake Dorothy Hydro-Electric Project (Utilities Revenue, AMBAC Insured)	5.25	12/01/2021	3,000,000	2,908,620

Arizona: 4.52%
Arizona Health Facilities Authority Banner Health Series B (Health Revenue)§±	1.01	01/01/2037	66,495,000	46,954,779
Arizona Health Facilities Authority Phoenix Children’s Hospital Series A (Health Revenue)§±	1.11	02/01/2042	5,000,000	4,481,400
Arizona Health Facilities Authority Phoenix Children’s Hospital Series B (Health Revenue)§±	0.96	02/01/2042	4,045,000	3,645,314
Arizona School Facilities Board Revenue Refunding State School Trust (Miscellaneous Revenue, AMBAC Insured)	4.00	07/01/2015	1,100,000	1,126,994
Arizona School Facilities Board Revenue Refunding State School Trust (Miscellaneous Revenue, AMBAC Insured)	5.00	07/01/2016	5,675,000	6,039,789
Arizona School Facilities Board Revenue Refunding State School Trust (Miscellaneous Revenue, AMBAC Insured)	5.00	07/01/2017	1,615,000	1,699,190
Arizona School Facilities Board Revenue Refunding State School Trust (Miscellaneous Revenue, AMBAC Insured)	5.00	07/01/2018	1,690,000	1,753,122
Arizona Sports & Tourism Authority (Tax Revenue, Allied Irish Bank plc LOC)±	0.75	07/01/2036	15,000,000	15,000,000
Arizona Sports & Tourism Authority Multipurpose Stadium Facility Project A (Tax Revenue, NATL-RE Insured)	5.00	07/01/2019	3,275,000	3,497,766
Fort McDowell AZ Yavapai Nation Gaming (Miscellaneous Revenue)§	7.75	05/01/2024	13,000,000	13,557,700
Maricopa County AZ Stadium Project (Miscellaneous Revenue, AMBAC Insured)	5.38	06/01/2017	2,770,000	2,603,301
Pima County AZ IDA Acclaim Charter School Project (Miscellaneous Revenue)	5.60	12/01/2016	700,000	684,894
Pima County AZ IDA Constellation School Project (Lease Revenue)	7.00	01/01/2038	2,000,000	1,823,920
Pima County AZ IDA Global Water Resources LLC Project (Water & Sewer Revenue)	5.45	12/01/2017	100,000	93,905
Pima County AZ IDA Legacy Traditional School Project (Miscellaneous Revenue)	8.50	07/01/2039	4,750,000	4,933,778

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	49

MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Arizona (continued)
Tucson AZ Airport Authority Incorporated (Port, Airport & Marina Authority Revenue, NATL-RE Insured)	5.00%	12/01/2017	$1,375,000	$1,455,438
University Medical Center Corporation Arizona Hospital (Health Revenue)	6.50	07/01/2039	2,000,000	2,039,920
Verrado AZ Community Facilities District # 1 (Tax Revenue)	6.00	07/15/2013	1,465,000	1,508,818

				112,900,028

Arkansas: 0.29%
Independence County AK Public Health Education & Housing Facilities White River Health System (Health Revenue)§	5.50	06/01/2026	2,930,000	2,933,956
Independence County AK Public Health Education & Housing Facilities White River Health System (Health Revenue)§	5.63	06/01/2027	2,710,000	2,718,347
Independence County AK Public Health Education & Housing Facilities White River Health System (Health Revenue)§	5.75	06/01/2028	1,465,000	1,473,043

				7,125,346

California: 13.71%
Access to Loans for Learning Student Loan Corporation CA Student Loan Program Series D2 (Education Revenue, Guaranteed Student Loans Insured)	7.85	07/01/2025	2,500,000	2,242,650
Alameda CA Corridor Transportation Authority Capital Appreciation Sub Lien Series A (Transportation Revenue, AMBAC Insured)(z)	5.21	10/01/2018	8,955,000	6,161,577
Alameda CA Corridor Transportation Authority Capital Appreciation Sub Lien Series A (Transportation Revenue, AMBAC Insured)(z)	5.54	10/01/2019	12,000,000	7,640,880
Alameda CA Corridor Transportation Authority Capital Appreciation Sub Lien Series A (Transportation Revenue, AMBAC Insured)(z)	5.66	10/01/2020	7,150,000	4,262,973
Alameda CA USD Capital Appreciation Series A (Tax Revenue, AGM Insured)(z)	4.31	08/01/2018	3,000,000	2,214,420
Alameda County CA COP (Lease Revenue, NATL-RE Insured)(z)	6.34	06/15/2019	1,400,000	852,460
Alhambra CA USD Capital Appreciation Election 2008 Series B (Tax Revenue, AGM Insured)(z)	7.03	08/01/2035	6,700,000	1,274,541
Alhambra CA USD Capital Appreciation Election 2008 Series B (Tax Revenue, AGM Insured)(z)	6.81	08/01/2031	2,175,000	567,719
Alhambra CA USD Capital Appreciation Election 2008 Series B (Tax Revenue, AGM Insured)(z)	6.95	08/01/2032	3,795,000	900,440
Alhambra CA USD Capital Appreciation Election 2008 Series B (Tax Revenue, AGM Insured)(z)	7.02	08/01/2034	5,000,000	1,021,250
Alhambra CA USD Capital Appreciation Series B (Tax Revenue, Assured Guaranty Insured)(z)	6.57	08/01/2031	7,500,000	2,051,175
Bass Lake CA Unified Elementary School District Capital Appreciation (Tax Revenue, AGM Insured)(z)	7.05	08/01/2037	1,305,000	215,208
Bass Lake CA Unified Elementary School District Capital Appreciation (Tax Revenue, AGM Insured)(z)	7.11	08/01/2038	1,900,000	287,850
Bass Lake CA Unified Elementary School District Capital Appreciation (Tax Revenue, AGM Insured)(z)	7.14	08/01/2039	2,005,000	281,021
California HFA MFHR Series B (Housing Revenue, AMBAC & FHA Insured)	6.05	08/01/2016	660,000	661,063
California HFFA Persons Development (Miscellaneous Revenue, California Mortgages Insured)	6.25	02/01/2026	2,400,000	2,538,072
California HFFA Providence Health Services Series C (Health Revenue)(h)††±	6.50	10/01/2016	10,050,000	11,124,044
California Infrastructure & Economic Development Bank California Independent System Operator Series A (Utilities Revenue)	5.75	02/01/2039	4,325,000	4,431,482
California Public Works Department of General Services Buildings 8 & 9A (Lease Revenue)§	6.25	04/01/2034	4,000,000	4,163,840

50	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
California State Various Purposes (Miscellaneous Revenue)	5.75%	04/01/2031	$7,755,000	$8,278,307
California State Various Purposes (Tax Revenue)	6.00	11/01/2039	3,900,000	4,165,629
California Statewide CDA Aspire Public Schools (Miscellaneous Revenue)	5.00	07/01/2020	1,000,000	949,210
California Statewide CDA Catholic Health Care West Series D (Health Revenue)	5.50	07/01/2031	1,690,000	1,701,137
California Statewide CDA COP SAVRS (Continuing Care Retirement Community, ACA Radian Insured)(m)(a)§±(n)	0.57	05/15/2029	1,900,000	1,813,601
California Statewide CDA Sutter Health Series A (Health Revenue)	6.00	08/15/2042	9,900,000	10,543,005
Castaic Lake Water Agency CA Water System Improvement Project (Water & Sewer Revenue, AMBAC Insured)(z)	5.23	08/01/2021	10,445,000	6,200,361
Colton CA USD Capital Appreciation Series B (Tax Revenue, AGM Insured)(z)	6.57	08/01/2031	1,000,000	273,490
Colton CA USD Capital Appreciation Series B (Tax Revenue, AGM Insured)(z)	6.60	08/01/2032	1,000,000	254,830
Colton CA USD Capital Appreciation Series B (Tax Revenue, AGM Insured)(z)	6.66	08/01/2033	1,000,000	235,780
Colton CA USD Capital Appreciation Series B (Tax Revenue, AGM Insured)(z)	6.71	08/01/2037	15,000,000	2,688,300
Colton CA USD Capital Appreciation Series B (Tax Revenue, AGM Insured)(z)	6.99	08/01/2042	35,000,000	4,160,100
Corona-Norca CA USD Capital Appreciation Election 2006 Series C (Tax Revenue, AGM Insured)§(z)	1.14	08/01/2039	2,920,000	2,116,416
Dinuba CA Redevelopment Agency Merged City Redevelopment Project # 2 (Tax Revenue)	4.45	10/01/2011	1,225,000	1,226,703
Elk Grove CA USD Special Tax Refunding Community Facilities District Project (Tax Revenue, AMBAC Insured)	6.50	12/01/2024	500,000	518,115
Escondido CA USD Capital Appreciation Series A (Tax Revenue, Assured Guaranty Insured)(z)	6.47	08/01/2029	5,340,000	1,691,018
Evergreen CA Unified Elementary School District Capital Appreciation (Tax Revenue, Assured Guaranty Insured)(z)	5.83	08/01/2025	2,570,000	1,143,573
Evergreen CA Unified Elementary School District Capital Appreciation (Tax Revenue, Assured Guaranty Insured)(z)	6.05	08/01/2026	6,635,000	2,700,578
Evergreen CA Unified Elementary School District Capital Appreciation (Tax Revenue, Assured Guaranty Insured)(z)	6.15	08/01/2027	6,130,000	2,313,585
Gilroy CA USD Capital Appreciation Series A (Tax Revenue, Assured Guaranty Insured)(z)	6.60	08/01/2032	9,800,000	2,497,334
Golden West School Financing Authority Capital Appreciation Series A (Miscellaneous Revenue, NATL-RE Insured)(z)	6.24	08/01/2019	2,650,000	1,612,737
Golden West School Financing Authority Capital Appreciation Series A (Miscellaneous Revenue, NATL-RE Insured)(z)	6.42	08/01/2020	2,755,000	1,552,029
Hawthorne CA School District Capital Appreciation Series C (Tax Revenue, NATL-RE Insured)(z)	6.65	11/01/2025	1,265,000	495,893
Little Lake CA City School District Capital Appreciation Series D (Tax Revenue)(z)	5.95	07/01/2027	1,265,000	494,995
Little Lake CA City School District Capital Appreciation Series D (Tax Revenue)(z)	6.12	07/01/2029	1,470,000	496,595
M-S-R Energy Authority CA Series B (Utilities Revenue)§	6.13	11/01/2029	33,000,000	34,197,900
M-S-R Energy Authority CA Series B (Utilities Revenue)	6.50	11/01/2039	7,000,000	7,574,070
Madera County CA COP Valley Children’s Hospital (Health Revenue, NATL-RE Insured)	6.50	03/15/2015	450,000	481,995
Merced CA City School District Capital Appreciation (Tax Revenue, NATL-RE FGIC Insured)(z)	6.05	08/01/2024	1,375,000	630,080
Merced CA Union High School District Capital Appreciation Series A (Tax Revenue, NATL-RE FGIC Insured)(z)	5.27	08/01/2020	1,695,000	1,055,087
Modesto CA High School District Capital Appreciation Series A (Tax Revenue, NATL-RE FGIC Insured)(z)	6.05	08/01/2024	2,215,000	1,015,002

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	51

MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
Modesto CA Irrigation District Financing Water Project (Water & Sewer Revenue, NATL-RE Insured)§±	0.75%	09/01/2027	$11,685,000	$7,702,752
Morongo Band of Mission Indians CA Enterprise Casino Series B (Miscellaneous Revenue)††	6.50	03/01/2028	2,000,000	1,875,220
Northern California Gas Authority # 1 LIBOR (Energy Revenue)§±	0.80	07/01/2017	13,560,000	11,793,132
Northern California Gas Authority # 1 LIBOR (Energy Revenue)§±	0.83	07/01/2019	13,265,000	10,490,758
Northern California Gas Authority # 1 LIBOR (Energy Revenue)§±	0.92	07/01/2027	41,660,000	29,497,363
Norwalk-La Mirada CA USD Capital Appreciation Election 2002 Series E (Tax Revenue, Assured Guaranty Insured)(z)	7.08	08/01/2038	30,000,000	4,581,000
Oak Grove CA School District Capital Appreciation Series A (Tax Revenue)(z)	6.15	08/01/2027	6,250,000	2,358,875
Oak Grove CA School District Capital Appreciation Series A (Tax Revenue)(z)	6.47	08/01/2029	6,650,000	2,105,856
Oakland CA University School District Alameda County Election of 2006 Series A (Tax Revenue)	6.13	08/01/2029	5,000,000	5,244,700
Oakland CA USD Alameda County Election 2006 Series A (Tax Revenue)	6.50	08/01/2024	1,000,000	1,102,910
Ontario Montclair CA School District (Tax Revenue, Assured Guaranty Insured)(z)	6.54	08/01/2030	2,000,000	586,680
Ontario Montclair CA School District Capital Appreciation (Tax Revenue, Assured Guaranty Insured)(z)	5.81	08/01/2028	1,500,000	563,775
Palo Alto CA USD Capital Appreciation Election 2008 (Tax Revenue)(z)	5.86	08/01/2031	9,325,000	2,920,590
Palomar CA College District Capital Appreciation Election 2006 Series B (Tax Revenue)(z)	6.83	08/01/2032	1,740,000	423,081
Palomar CA College District Capital Appreciation Election 2006 Series B (Tax Revenue)(z)	5.93	08/01/2024	5,125,000	2,384,560
Palomar CA College District Capital Appreciation Election 2006 Series B (Tax Revenue)(z)	6.03	08/01/2025	2,000,000	865,920
Palomar CA College District Capital Appreciation Election 2006 Series B (Tax Revenue)(z)	6.39	08/01/2027	1,720,000	626,286
Palomar CA College District Capital Appreciation Election 2006 Series B (Tax Revenue)(z)	6.48	08/01/2028	2,420,000	815,298
Palomar CA College District Capital Appreciation Election 2006 Series B (Tax Revenue)(z)	6.83	08/01/2029	3,345,000	1,037,251
Palomar CA Pomerado Health Capital Appreciation Election 2004 (Tax Revenue)(z)	7.35	08/01/2039	18,915,000	2,504,535
Palomar CA Pomerado Health Capital Appreciation Election 2004 Series A (Tax Revenue)(z)	7.34	08/01/2038	10,000,000	1,426,600
Palomar CA Pomerado Health Capital Appreciation Election 2004 Series A (Tax Revenue, NATL-RE Insured)(z)	5.16	08/01/2019	4,340,000	2,871,214
Palomar CA Pomerado Health Capital Appreciation Election 2004 Series B (Tax Revenue)(z)	7.28	08/01/2034	12,575,000	2,423,831
Palomar CA Pomerado Health Capital Appreciation Election 2004 Series B (Tax Revenue)(z)	7.29	08/01/2035	13,880,000	2,485,492
Palomar CA Pomerado Health Capital Appreciation Election 2004 Series B (Tax Revenue)(z)	7.32	08/01/2036	6,615,000	1,094,915
Palomar CA Pomerado Health Capital Appreciation Election 2004 Series B (Tax Revenue)(z)	7.33	08/01/2037	5,000,000	768,400
Pasadena CA PFA Capital Appreciation Rose Bowl Series A (Lease Revenue)(z)	6.51	03/01/2027	2,095,000	768,928
Pasadena CA PFA Capital Appreciation Rose Bowl Series A (Lease Revenue)(z)	6.60	03/01/2028	4,450,000	1,509,974
Pasadena CA PFA Capital Appreciation Rose Bowl Series A (Lease Revenue)(z)	6.71	03/01/2029	4,520,000	1,410,647

52	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
Pasadena CA PFA Capital Appreciation Rose Bowl Series A (Lease Revenue)(z)	6.77%	03/01/2030	$6,725,000	$1,943,794
Pasadena CA PFA Capital Appreciation Rose Bowl Series A (Lease Revenue)(z)	6.81	03/01/2031	2,185,000	586,454
Pico Rivera CA Water Authority Series A (Water & Sewer Revenue)	5.75	12/01/2012	245,000	252,531
Port Hueneme CA Redevelopment Agency Central Community Project (Tax Revenue, AMBAC Insured)	5.50	05/01/2014	915,000	924,617
Richmond CA Joint Powers Financing Authority Civic Center Project Series A (Lease Revenue, Assured Guaranty Insured)	5.88	08/01/2037	3,845,000	3,968,271
Richmond CA Joint Powers Financing Authority Point Potrero Series A (Lease Revenue)	6.25	07/01/2024	5,420,000	5,668,886
Rowland CA USD Capital Appreciation Series B (Tax Revenue)(z)	6.97	08/01/2039	20,600,000	3,023,668
Sacramento County CA Sanitation District Financing Authority Regulation B (Water & Sewer Revenue, NATL-RE FGIC Insured)±	0.70	12/01/2035	24,000,000	16,480,800
San Bernardino CA USD Capital Appreciation Series D (Tax Revenue, AGM Insured)(z)	7.03	08/01/2035	5,900,000	1,122,357
San Bernardino CA USD Capital Appreciation Series D (Tax Revenue, AGM Insured)(z)	7.06	08/01/2036	5,000,000	881,400
San Diego CA USD Capital Appreciation Series A (Tax Revenue)(z)	6.32	07/01/2030	3,085,000	945,707
San Diego CA USD Capital Appreciation Series A (Tax Revenue)(z)	5.95	07/01/2027	2,350,000	919,555
San Diego CA USD Capital Appreciation Series A (Tax Revenue)(z)	6.04	07/01/2028	2,800,000	1,018,024
San Diego CA USD Capital Appreciation Series A (Tax Revenue)(z)	6.15	07/01/2029	1,830,000	614,972
San Diego CA USD Capital Appreciation Series C (Tax Revenue)(z)	6.36	07/01/2031	2,000,000	572,760
San Diego CA USD Capital Appreciation Series C (Tax Revenue)(z)	6.39	07/01/2032	1,500,000	401,085
San Diego CA USD Capital Appreciation Series C (Tax Revenue)(z)	6.45	07/01/2033	1,000,000	247,920
San Diego CA USD Capital Appreciation Series C (Tax Revenue)(z)	6.46	07/01/2034	2,000,000	464,360
San Diego CA USD Capital Appreciation Series C (Tax Revenue)(z)	6.57	07/01/2035	1,500,000	318,585
San Diego CA USD Capital Appreciation Series C (Tax Revenue)(z)	6.59	07/01/2036	14,395,000	2,852,513
San Diego CA USD Capital Appreciation Series C (Tax Revenue)(z)	6.32	07/01/2030	2,750,000	843,013
San Francisco CA City & County International Airport Series A (Port, Airport & Marina Authority Revenue)	4.90	05/01/2029	4,500,000	4,516,200
San Jose CA MFHR Lenzen Housing Series B (Housing Revenue, GNMA Insured)	5.45	02/20/2043	1,000,000	996,930
San Rafael CA City High School District Capital Appreciation Series B (Tax Revenue, NATL-RE FGIC Insured)(z)	5.83	08/01/2025	2,905,000	1,292,638
Santa Ana CA Finance Authority Police Administrative & Holding Facilities Project Series A (Lease Revenue, NATL-RE Insured)	6.25	07/01/2015	300,000	329,037
Santa Ana CA Finance Authority Police Administrative & Holding Facilities Project Series A (Lease Revenue, NATL-RE Insured)	6.25	07/01/2018	4,285,000	4,693,489
Santa Monica CA Community College District 2002 Election Series E (Tax Revenue)(z)	5.28	08/01/2023	2,285,000	1,216,420
Santa Monica CA Community College District 2002 Election Series E (Tax Revenue)(z)	5.42	08/01/2024	2,265,000	1,123,100
Santa Monica CA Community College District 2002 Election Series E (Tax Revenue)(z)	5.52	08/01/2025	2,165,000	1,003,759
Santa Monica CA Community College District 2002 Election Series E (Tax Revenue)(z)	5.64	08/01/2026	1,525,000	658,190
South Pasadena CA USD Capital Appreciation (Tax Revenue)(z)	5.72	08/01/2029	425,000	153,251
Student Education Loan Marketing Corporation CA Series IV D1 (Education Revenue, Guaranteed Student Loans Insured)	5.88	01/01/2018	4,975,000	4,339,494
Sylvan CA USD Capital Appreciation (Tax Revenue, AGM Insured)(z)	7.05	08/01/2037	1,085,000	178,927
Tahoe Truckee CA USD Capital Appreciation #2-A (Tax Revenue, NATL-RE FGIC Insured)(z)	5.93	08/01/2024	2,965,000	1,379,555

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	53

MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
Union Elementary School District CA Capital Appreciation Series A (Tax Revenue, NATL-RE FGIC Insured)(z)	4.44%	09/01/2019	$1,750,000	$1,220,503
Union Elementary School District CA Capital Appreciation Series A (Tax Revenue, NATL-RE FGIC Insured)(z)	5.30	09/01/2022	1,610,000	896,915
Union Elementary School District CA Capital Appreciation Series A (Tax Revenue, NATL-RE FGIC Insured)(z)	5.63	09/01/2024	2,800,000	1,346,520
West Contra Costa CA USD 2005 Series C-1 (Tax Revenue, Assured Guaranty Insured)(z)	6.48	08/01/2028	11,355,000	3,825,500
West Contra Costa CA USD 2005 Series C-1 (Tax Revenue, Assured Guaranty Insured)(z)	6.71	08/01/2032	10,000,000	2,491,700
West Contra Costa CA USD Capital Appreciation Series D-2 (Tax Revenue, AGM Insured)(z)	6.93	08/01/2036	20,000,000	3,629,600
Wiseburn CA School District Capital Appreciation 2010 Election Series B (Tax Revenue, AGM Insured)(z)	7.14	08/01/2034	2,000,000	397,720

				341,951,383

Colorado: 2.22%
Aurora CO Housing Authority MFHR 6th Avenue Project Series A (Housing Revenue, U.S. Bank NA LOC)	5.70	12/01/2018	3,800,000	3,804,446
Colorado ECFA Academy of Charter Schools (Miscellaneous Revenue, XLCA Insured)§	5.50	05/01/2036	2,750,000	2,570,013
Colorado ECFA Charter School American Academy Project (Miscellaneous Revenue, Moral Obligation Insured)	7.13	12/01/2033	2,200,000	2,480,632
Colorado ECFA Charter School Banning Lewis (Miscellaneous Revenue)††	6.13	12/15/2035	3,330,000	2,853,144
Colorado ECFA Charter School Community Leadership (Miscellaneous Revenue)	5.75	07/01/2019	1,295,000	1,244,482
Colorado ECFA Charter School Monument Academy Project (Miscellaneous Revenue)	5.50	10/01/2017	410,000	412,329
Colorado ECFA Charter School Monument Academy Series A (Miscellaneous Revenue)	7.25	10/01/2039	500,000	498,430
Colorado ECFA Charter School Series A (Lease Revenue)	6.25	11/01/2040	4,285,000	4,329,778
Colorado ECFA Charter School Series B (Lease Revenue)	7.25	11/01/2034	4,330,000	4,345,372
Colorado ECFA Twin Peaks Charter Academy (Lease Revenue, Morgal Obligation Insured)§	6.50	03/15/2043	1,290,000	1,326,068
Colorado ECFA Union Colony Charter School Project (Miscellaneous Revenue)††	5.75	12/01/2037	2,135,000	1,636,478
Colorado HFA Catholic Health Initiatives Series D (Health Revenue)	6.25	10/01/2033	4,000,000	4,318,320
Colorado HFA Series A2 (Housing Revenue, NATL-RE-IBC Insured)	6.50	08/01/2031	545,000	570,005
Colorado HFA Series B2 (Housing Revenue)§	7.10	04/01/2017	120,000	124,297
Colorado HFA Series B3 (Housing Revenue, AGM-CR Insured)	6.70	08/01/2017	515,000	549,248
Colorado HFA SFHR Series D-2 (Housing Revenue)	6.90	04/01/2029	235,000	250,270
Colorado PFA Charter School Highline Academy Project (Miscellaneous Revenue)	6.25	12/15/2020	475,000	485,868
Colorado PFA Charter School Highline Academy Project (Miscellaneous Revenue)	6.75	12/15/2025	455,000	460,842
Colorado PFA Charter School Highline Academy Project (Miscellaneous Revenue)	7.38	12/15/2040	3,905,000	3,950,571
Denver CO Health & Hospital Authority Health Care Series A (Health Revenue)	5.00	12/01/2017	3,655,000	3,847,765
Denver CO Health & Hospital Authority Health Care Series A (Health Revenue)	5.00	12/01/2020	3,730,000	3,783,563
E-470 Public Highway Authority CO Capital Appreciation Senior Lien Series B (Transportation Revenue, NATL-RE Insured)(z)	4.81	09/01/2016	4,315,000	3,372,604
Eagle County CO Airport Terminal Corporation Airport Terminal Improvement Project Series A (Port, Airport & Marina Authority Revenue)	5.15	05/01/2017	2,290,000	2,276,168

54	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Colorado (continued)
Eagle County CO Airport Terminal Corporation Airport Terminal Improvement Project Series B (Port, Airport & Marina Authority Revenue)	5.05%	05/01/2015	$390,000	$395,550
Eagle County CO Airport Terminal Corporation Airport Terminal Improvement Project Series B (Port, Airport & Marina Authority Revenue)	5.25	05/01/2020	290,000	280,917
Larimer County CO School District # 1 (Tax Revenue, NATL-RE-IBC Insured)	7.00	12/15/2016	2,250,000	2,742,525
Public Authority for Colorado Energy Natural Gas (Energy Revenue)	5.75	11/15/2018	2,375,000	2,528,758

				55,438,443

Connecticut: 0.67%
Connecticut Development Authority Water Facilities (IDR, AMBAC-TCR-Bank of New York Insured)	6.15	04/01/2035	1,000,000	999,910
Connecticut HEFA Eastern Connecticut Health Network Series A (Health Revenue, Radian Insured)	6.38	07/01/2016	900,000	901,818
Connecticut HEFA University of Hartford Series G (Education Revenue, Radian Insured)	5.25	07/01/2026	950,000	935,475
Connecticut HFA Special Needs Housing Series 2 (Health Revenue, AMBAC Insured)	5.25	06/15/2022	2,000,000	2,020,820
Connecticut HFA Special Needs Housing Series 7 (Housing Revenue, AGM Insured)	5.00	06/15/2019	1,390,000	1,562,735
Eastern Connecticut Resource Recovery Authority Solid Waste Wheelabrator Lisbon CT Incorporated Project Series A (Resource Recovery Revenue)	5.50	01/01/2014	5,355,000	5,369,566
Eastern Connecticut Resource Recovery Authority Solid Waste Wheelabrator Lisbon CT Incorporated Project Series A (Resource Recovery Revenue)	5.50	01/01/2015	5,000,000	5,007,350
New Haven CT Escrowed to Maturity Series C (Tax Revenue, NATL-RE Insured)	5.00	11/01/2019	5,000	5,333

				16,803,007

District of Columbia: 0.39%
District of Columbia Cesar Chavez Public Charter School (Education Revenue)	6.50	11/15/2021	6,515,000	6,605,559
District of Columbia HFA SFHR Series B (Housing Revenue, GNMA/FNMA Insured)	5.85	12/01/2018	625,000	647,481
District of Columbia Tobacco Settlement Financing Corporation Asset-Backed Bonds (Tobacco Revenue)	5.70	05/15/2012	205,000	207,483
District of Columbia Water & Sewer Authority Public Utilities Series A (Water & Sewer Revenue)	6.00	10/01/2035	2,000,000	2,266,840

				9,727,363

Florida: 6.52%
Alachua County FL Health Facilities Authority Shands Teaching Hospital Series A (Health Revenue, NATL-RE Insured)	6.25	12/01/2016	4,000,000	4,662,000
Broward County FL Professional Sports Facilities Project Series A (Tax Revenue, AMBAC Insured)	5.00	09/01/2021	2,200,000	2,246,750
Championsgate FL Community Development District Capital Improvement Series A (Miscellaneous Revenue)	6.25	05/01/2020	2,080,000	1,854,653
Collier County FL IDA Naples Community Hospital Incorporated Project (Health Revenue, Bank of America NA LOC)§±	4.65	10/01/2034	2,000,000	1,999,740
Collier County FL School Board Refunding COP (Lease Revenue, AGM Insured)	5.25	02/15/2021	1,000,000	1,111,330
Connerton FL West Community Development District Series B (Miscellaneous Revenue)(i)^^	5.13	05/01/2016	3,275,000	1,312,293
Escambia County FL Health Facilities Authority Ascension Health Series C (Health Revenue)	5.75	11/15/2032	5,000,000	5,107,350

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	55

MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Florida (continued)
Florida Housing Finance Corporation Journet Place Apartments Series 1 (Housing Revenue)	7.60%	12/15/2047	$1,760,000	$1,766,477
Florida Housing Finance Corporation Villa Capri Phase III (Housing Revenue)	7.60	12/15/2042	2,815,000	2,822,347
Florida State Development Finance Corporation Renaissance Charter School Series A (Miscellaneous Revenue)	6.00	09/15/2030	4,750,000	4,359,550
Florida State Development Finance Corporation Renaissance Charter School Series A (Miscellaneous Revenue)	6.00	09/15/2040	4,000,000	3,509,120
Florida State Development Finance Corporation Renaissance Charter School Series A (Miscellaneous Revenue)§	7.50	06/15/2033	5,775,000	5,677,229
Florida State Development Finance Corporation Renaissance Charter School Series A (Miscellaneous Revenue)§	7.63	06/15/2041	5,000,000	4,891,500
Gulf Breeze FL Miami Beach Local Government Series B (Miscellaneous Revenue, FGIC Insured)§±	4.75	12/01/2015	175,000	178,098
Heritage Harbor FL Community Development District (Miscellaneous Revenue)	7.75	05/01/2023	565,000	342,430
Heritage Isles FL Community Development District (Miscellaneous Revenue)(i)^^	7.10	10/01/2023	2,150,000	427,313
Hillsborough County FL Port District Tampa Port Authority Project Series A (Port, Airport & Marina Authority Revenue, NATL-RE Insured)	5.75	06/01/2018	75,000	77,819
Hollywood FL Community Redevelopment Agency (IDR)	5.13	03/01/2014	2,110,000	2,179,103
Indigo FL Community Development District Series C (Miscellaneous Revenue)	7.00	05/01/2030	2,700,000	1,923,642
Jacksonville FL Economic Development Commission ID Metropolitan Parking Solutions Project (IDR, ACA Insured)	5.75	10/01/2024	10,000,000	10,070,100
Jacksonville FL Economic Development Commission ID Metropolitan Parking Solutions Project (IDR, ACA Insured)	5.88	06/01/2025	5,000,000	5,051,750
Jacksonville FL HCFR Jacksonville Medical Center Series A (Health Revenue)	7.00	10/01/2029	3,565,000	3,273,062
Jacksonville FL Port Authority (Port, Airport & Marina Authority Revenue, Assured Guaranty Insured)	6.00	11/01/2038	5,000,000	5,047,350
Lakeside Plantation FL Community Development District Series A (Miscellaneous Revenue)	6.95	05/01/2031	1,375,015	1,298,743
Marshall Creek FL Community Development District (Miscellaneous Revenue)	6.63	05/01/2032	2,700,000	2,264,112
Marshall Creek FL Community Development District Series A (Miscellaneous Revenue)	7.65	05/01/2032	1,765,000	1,719,975
Miami-Dade County FL Educational Facilities University of Miami Series A (Education Revenue)	5.75	04/01/2028	1,200,000	1,257,180
Miami-Dade County FL IDA Airis Miami II LLC Project (IDR, AMBAC Insured)	6.00	10/15/2025	2,015,000	1,822,930
Miami-Dade County FL IDA Series C (IDR)§±	3.01	07/01/2032	5,000,000	5,000,000
Miami-Dade County FL Series C (Water & Sewer Revenue)	5.50	10/01/2025	5,000,000	5,370,100
North Springs FL Improvement District Series B (Miscellaneous Revenue)	7.00	05/01/2019	1,117,000	1,114,196
North Sumter County FL Utility Dependent District (Water & Sewer Revenue)	5.00	10/01/2020	6,285,000	6,401,084
Orange County FL Health Facilities Authority Orlando Regional Health Care Systems Series C (Health Revenue, NATL-RE Insured)	6.25	10/01/2016	2,310,000	2,643,818
Orlando FL Housing Authority West Oaks Apartments Projects Puttable (Housing Revenue, FNMA Insured)§	5.05	08/01/2033	3,210,000	3,393,805
Palm Beach County FL Health Facilities Authority John F. Kennedy Memorial Hospital Incorporated Project Series C (Health Revenue)	9.50	08/01/2013	905,000	982,215
Palm Beach County FL Public Improvement Series 2 (Miscellaneous Revenue)	5.38	11/01/2028	2,000,000	2,144,320
Poinciana FL Community Development District Series A (Miscellaneous Revenue)	7.13	05/01/2031	2,805,000	2,779,643
Putnam County FL Development Authority PCR Seminole Project Series A (Utilities Revenue, AMBAC Insured)§±	5.35	03/15/2042	4,750,000	5,145,913

56	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Florida (continued)
Saint John’s County FL IDA Health Care Glenmoor Project Series B (Health Revenue)§±	4.75%	01/01/2041	$1,000,000	$1,012,480
Saint Petersburg FL Health Facilities Authority All Children’s Project Series A (Health Revenue)	6.50	11/15/2039	5,500,000	5,968,380
Seminole County FL IDA Choices in Learning Series A (Miscellaneous Revenue)	6.20	11/15/2026	2,375,000	2,268,458
Seminole County FL IDA Choices in Learning Series A (Miscellaneous Revenue)	7.38	11/15/2041	3,525,000	3,548,935
Seminole Tribe FL Series 2010A Gaming Division Series A (Miscellaneous Revenue)††	5.13	10/01/2017	2,950,000	2,862,474
Seminole Tribe FL Special Obligation Series A (Miscellaneous Revenue)††§	5.50	10/01/2024	14,315,000	13,246,242
Seminole Tribe FL Special Obligation Series A (Miscellaneous Revenue)††	5.75	10/01/2022	5,000,000	4,975,350
South Miami FL Health Facilities Baptist Health (Health Revenue)	5.00	08/15/2023	3,060,000	3,211,072
Stoneybrook FL Community Development District (Miscellaneous Revenue)^^	7.00	10/01/2022	7,605,000	2,675,743
Sunrise FL Capital Appreciation Series B (Tax Revenue, NATL-RE Insured)(z)	4.70	10/01/2016	3,965,000	3,103,604
Viera East Community Development District FL Water Management Project (Water & Sewer Revenue, NATL-RE Insured)	5.75	05/01/2020	2,020,000	2,055,794
Viera East Community Development District FL Water Management Project (Water & Sewer Revenue, NATL-RE Insured)	5.75	05/01/2021	2,140,000	2,170,302
Viera East Community Development District FL Water Management Project (Water & Sewer Revenue, NATL-RE Insured)	5.75	05/01/2022	2,265,000	2,268,420

				162,596,294

Georgia: 2.36%
Athens GA Housing Authority Student Housing Lease University of Georgia East Campus (Housing Revenue, AMBAC Insured)	5.25	12/01/2020	1,315,000	1,403,618
Atlanta GA Development Authority TUFF Advanced Technology Development Center Project Series A (IDR)	5.63	07/01/2018	2,640,000	2,702,146
Brunswick & Glynn County GA Memorial Hospital Authority 2005 Anticipation Certificates Southeast Georgia Health Systems Incorporated Project (Health Revenue, NATL-RE Insured)	6.00	08/01/2016	510,000	511,239
Cartersville GA (Tax Revenue)	6.70	01/01/2012	30,000	30,814
Chatham County GA Hospital Authority Memorial Health Medical Center Series A (Health Revenue)	6.13	01/01/2024	1,000,000	939,120
Cobb & Marietta GA Coliseum & Exhibit Hall Authority (Tax Revenue, NATL-RE Insured)	5.50	10/01/2012	660,000	675,457
Forsyth County GA Hospital Authority Anticipation Certificates Georgia Baptist Health Care System Project (Health Revenue)	6.38	10/01/2028	465,000	581,850
Gainesville & Hall County GA Development Authority Senior Living Facilities Lanier Village Estates Series C (Health Revenue)	7.25	11/15/2029	6,000,000	6,028,320
Georgia HFA SFHR Series A-2 (Housing Revenue, GO of Authority Insured)	5.45	12/01/2022	5,450,000	5,621,621
Georgia HFA SFHR Series B-2 (Housing Revenue, GO of Authority Insured)	5.35	12/01/2022	2,085,000	2,091,088
Georgia Municipal Association COP City Court Atlanta Project (Lease Revenue, AMBAC Insured)	5.50	12/01/2016	2,175,000	2,249,929
Georgia Municipal Association COP City Court Atlanta Project (Lease Revenue, AMBAC Insured)	5.50	12/01/2017	2,220,000	2,287,666
Georgia Municipal Association COP City Court Atlanta Project (Lease Revenue, AMBAC Insured)	5.50	12/01/2018	2,500,000	2,568,800
Georgia Municipal Electric Authority Power Series B (Utilities Revenue, NATL-RE-IBC Insured)	6.25	01/01/2017	1,000,000	1,189,410
Georgia Municipal Electric Authority Power Series EE (Utilities Revenue, AMBAC Insured)	7.25	01/01/2024	400,000	519,092
Georgia Municipal Electric Authority Power Unrefunded Revenue (Utilities Revenue, NATL-RE IBC Bank of New York Insured)	6.50	01/01/2017	450,000	520,263

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	57

MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Georgia (continued)
Henry County GA School District Series A (Tax Revenue)	6.45%	08/01/2011	$245,000	$246,303
Main Street Natural Gas Incorporated of Georgia Gas Project Series A (Energy Revenue)	5.00	03/15/2018	1,750,000	1,856,208
Main Street Natural Gas Incorporated of Georgia Gas Project Series A (Energy Revenue)	5.00	03/15/2022	4,675,000	4,729,557
Main Street Natural Gas Incorporated of Georgia Gas Project Series A (Energy Revenue)	5.50	09/15/2022	3,230,000	3,239,367
Main Street Natural Gas Incorporated of Georgia Gas Project Series B (Energy Revenue)	5.00	03/15/2016	1,685,000	1,770,581
Main Street Natural Gas Incorporated of Georgia Gas Project Series B (Energy Revenue)	5.00	03/15/2018	3,000,000	3,068,730
Municipal Electic Authority of Georgia (Utilities Revenue, Dexia Credit Local LOC)§±	3.50	01/01/2048	10,000,000	10,000,000
Richmond County GA Development Authority Student Housing Facilities Augusta State University LLC Project Series A (Education Revenue)	5.38	02/01/2025	3,870,000	3,936,525

				58,767,704

Guam: 0.59%
Guam Education Financing Foundation COP Guam Public School Facilities Project Series B (Lease Revenue, ACA Insured)	4.50	10/01/2026	280,000	230,317
Guam Government Hotel Occupancy Series A (Tax Revenue)	6.50	11/01/2040	11,300,000	11,537,300
Guam Government Waterworks Authority (Water & Sewer Revenue)	4.25	07/01/2017	1,255,000	1,190,970
Guam Government Waterworks Authority (Water & Sewer Revenue)	5.00	07/01/2019	450,000	424,733
Guam Housing Corporation Guaranteed Mortgage-Backed Securities Series A (Housing Revenue, FHLMC Insured)	5.75	09/01/2031	60,000	64,322
Guam Power Authority Series A (Utilities Revenue, AMBAC Insured)	5.00	10/01/2018	1,400,000	1,369,102

				14,816,744

Hawaii: 0.00%
Hawaii State Housing Finance & Development Corporation Series A (Housing Revenue, FNMA Insured)	5.75	07/01/2030	25,000	25,190

Idaho: 0.68%
Boise-Kuna ID Irrigation District Arrowrock Hydroelectric Project (Utilities Revenue)	7.38	06/01/2040	6,300,000	6,922,440
Idaho Health Facilities Authority Trinity Health Credit Group Series B (Health Revenue)	6.25	12/01/2033	3,000,000	3,251,190
Idaho Housing & Finance Association Idaho Arts Charter School Incorporated Series A (Miscellaneous Revenue)	6.50	12/01/2038	1,650,000	1,485,429
Idaho Housing & Finance Association Liberty Charter School Series A (Miscellaneous Revenue)	6.00	06/01/2038	500,000	441,385
Idaho Housing & Finance Association North Star Charter School Project Series A (Miscellaneous Revenue)	9.50	07/01/2039	2,500,000	2,616,500
Idaho Housing & Finance Association Series A (Miscellaneous Revenue)	6.13	07/01/2038	1,500,000	1,306,020
Idaho Housing & Finance Association Series C2 (Housing Revenue)	6.35	07/01/2015	30,000	30,061
Idaho Housing & Finance Association Series E Class I (Housing Revenue)	3.60	07/01/2033	290,000	292,996
Idaho Housing & Finance Association Series H2 (Housing Revenue, FHA VA Mortgages Insured)	6.15	01/01/2028	75,000	75,351
Idaho Housing & Finance Association SFHR Series B-2 (Housing Revenue)	6.00	07/01/2014	245,000	249,449
Idaho Housing & Finance Association SFHR Series D (Housing Revenue)	6.30	07/01/2025	420,000	420,424

				17,091,245

58	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Illinois: 10.64%
Aurora IL Series B (Tax Revenue)	5.85%	12/30/2013	$2,740,000	$2,812,226
Chicago IL Board of Education Capital Appreciation School Reform Series A (Tax Revenue, NATL-RE FGIC Insured)(z)	5.04	12/01/2020	5,745,000	3,591,774
Chicago IL Board of Education Capital Appreciation School Reform Series B-1 (Tax Revenue, NATL-RE FGIC Insured)(z)	5.21	12/01/2021	39,635,000	23,163,883
Chicago IL Board of Education Capital Appreciation School Reform Series B-1 (Tax Revenue, NATL-RE FGIC Insured)(z)	5.48	12/01/2022	10,000,000	5,391,200
Chicago IL Board of Education Series D (Tax Revenue, AGM Insured)	5.00	12/01/2025	1,000,000	1,009,800
Chicago IL Capital Appreciation Project & Refunding Series A (Tax Revenue, NATL-RE Insured)§±	5.56	01/01/2021	3,060,000	3,280,534
Chicago IL Transit Authority Federal Transit Administration 5307 Funds (Miscellaneous Revenue, AMBAC Insured)	5.00	06/01/2018	2,000,000	2,116,380
DuPage County IL Community Unit School District # 46 School Building (Tax Revenue, AMBAC Insured)(z)	5.30	01/01/2023	23,450,000	12,833,247
DuPage County IL Special Service Area # 31Monarch Landing Project (Tax Revenue)	5.40	03/01/2016	160,000	154,112
Eureka IL Eureka College Project 1998 Series B (Education Revenue)§±	7.00	01/01/2019	2,390,000	2,403,193
Illinois Development Finance Authority Balance Community Rehabilitation Series A (Health Revenue)^^	7.88	07/01/2020	136,056	97,781
Illinois Finance Authority Advocate Healthcare Network Series D (Health Revenue)	6.50	11/01/2038	5,000,000	5,391,800
Illinois Finance Authority New Money Community Rehabilitation Series A (Health Revenue, GO of Participants Insured)	5.35	07/01/2027	305,000	231,858
Illinois Finance Authority Northwestern Memorial Hospital Project Series A (Health Revenue)	6.00	08/15/2039	5,000,000	5,309,600
Illinois Finance Authority Revenue IL Medical District Commission Project A (Health Revenue, CIFC Insured)	4.13	09/01/2018	1,470,000	1,502,561
Illinois Finance Authority Student Housing (Education Revenue)	5.13	10/01/2020	5,000,000	5,043,600
Illinois Finance Authority Student Housing Illinois State University (Education Revenue)	6.75	04/01/2031	8,000,000	8,191,040
Illinois Health Facilities Authority Edward Hospital Obligated Group A Series 2001-A (Health Revenue, AGM Insured)	5.50	02/15/2014	2,830,000	2,866,139
Illinois Health Facilities Authority Edward Hospital Obligated Group A Series 2001-A (Health Revenue, AGM Insured)	5.50	02/15/2015	1,730,000	1,751,590
Illinois Housing Development Authority Series A-1 (Housing Revenue, GNMA Insured)	5.80	12/20/2041	6,520,000	6,572,682
Illinois Sports Facilities Authority State Tax Supported Capital Appreciation (Tax Revenue, AMBAC Insured)(z)	5.47	06/15/2021	9,595,000	5,603,288
Illinois State (Tax Revenue, AMBAC Insured)	5.00	04/01/2020	5,905,000	6,168,186
Illinois State (Tax Revenue, AMBAC Insured)	5.00	11/01/2025	4,900,000	4,855,165
Illinois State (Tax Revenue, AMBAC Insured)	5.00	04/01/2027	7,475,000	7,426,114
Illinois State (Tax Revenue, AMBAC Insured)	5.00	04/01/2028	6,705,000	6,651,896
Illinois State (Tax Revenue)	5.50	01/01/2030	2,900,000	2,988,624
Illinois State Series 1 (Tax Revenue, NATL-RE FGIC Insured)	6.00	06/15/2026	5,000,000	5,900,100
Illinois State Series 1 (Miscellaneous Revenue, NATL-RE FGIC Insured)	6.00	11/01/2026	3,000,000	3,298,080
Illinois State Series A (Miscellaneous Revenue, AGM Insured)	5.00	06/01/2018	3,175,000	3,423,158
Illinois State Toll Highway Authority Series B (Transportation Revenue)	5.50	01/01/2033	1,000,000	1,024,120
Kane & De Kalb County IL Community Unit School District # 302 School Building (Tax Revenue, AGM Insured)	5.50	02/01/2025	1,265,000	1,391,133
Kane & De Kalb County IL Community Unit School District # 302 School Building (Tax Revenue, AGM Insured)	5.50	02/01/2026	3,610,000	3,916,236
Kendall Kane & Will County IL Capital Appreciation Bonds #308 (Tax Revenue, AGM Insured)(z)	5.73	02/01/2026	5,000,000	2,190,800
Kendall Kane & Will County IL Capital Appreciation Bonds #308 (Tax Revenue, AGM Insured)(z)	5.87	02/01/2027	12,050,000	4,890,613

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	59

MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Illinois (continued)
Lake County IL Community Consolidated School District # 24 Millburn Capital Appreciation Bonds (Tax Revenue, NATL-RE FGIC Insured)(z)	3.43%	12/01/2015	$1,745,000	$1,500,246
Lake County IL Community Consolidated School District # 38 Capital Appreciation Bonds (Tax Revenue, AMBAC Insured)(z)	6.73	02/01/2024	5,435,000	2,364,605
Lake County IL Community High School District #117 Antioch Capital Appreciation Series B (Tax Revenue, NATL-RE FGIC Insured)(z)	4.34	12/01/2016	3,080,000	2,438,528
Lake County IL School District #38 Big Hollow Capital Appreciation (Tax Revenue, AMBAC Insured)(z)	5.23	02/01/2019	675,000	436,651
Lake County IL School District #38 Big Hollow Capital Appreciation (Tax Revenue, AMBAC Insured)(z)	5.19	02/01/2017	325,000	243,906
Lake County IL School District #38 Big Hollow Capital Appreciation (Tax Revenue, AMBAC Insured)(z)	4.81	02/01/2016	795,000	638,608
Lake County IL School District #38 Big Hollow Capital Appreciation (Tax Revenue, AMBAC Insured)(z)	5.48	02/01/2018	3,925,000	2,746,362
Lake County IL School District #38 Big Hollow Capital Appreciation (Tax Revenue, AMBAC Insured)(z)	6.05	02/01/2020	1,250,000	749,113
Lake County IL School District #38 Big Hollow Capital Appreciation (Tax Revenue, AMBAC Insured)(z)	6.24	02/01/2021	600,000	332,952
Lake County IL Township High School District # 126 Zion-Benton Capital Appreciation (Tax Revenue, NATL-RE FGIC Insured)(z)	4.63	02/01/2020	910,000	613,240
McHenry & Kane County IL Community Consolidated School District # 158 Huntley Capital Appreciation (Tax Revenue, NATL-RE FGIC Insured)(z)	5.06	01/01/2019	765,000	525,433
Metropolitan Pier & Exposition Authority IL Capital Appreciation McCormick Series A (Tax Revenue, NATL-RE Insured)(z)	5.46	12/15/2024	6,850,000	3,314,236
Metropolitan Pier & Exposition Authority IL Capital Appreciation McCormick Series A (Tax Revenue, NATL-RE Insured)(z)	5.61	12/15/2025	6,600,000	2,962,014
Metropolitan Pier & Exposition Authority IL Capital Appreciation McCormick Series B (Tax Revenue, AGM Insured)(z)	5.72	06/15/2027	7,400,000	3,008,618
Metropolitan Pier & Exposition Authority IL Capital Appreciation McCormick Series PJ (Tax Revenue, NATL-RE Insured)(z)	5.79	06/15/2028	29,980,000	11,388,203
Metropolitan Pier & Exposition Authority IL Capital Appreciation McCormick Series PJ (Tax Revenue, NATL-RE FGIC Insured)(z)	5.86	06/15/2029	20,400,000	7,230,372
Railsplitter Tobacco Settlement Authority IL (Tobacco Revenue)	5.50	06/01/2023	14,650,000	14,861,839
Railsplitter Tobacco Settlement Authority IL (Tobacco Revenue)	6.25	06/01/2024	21,695,000	22,452,806
Regional Transportational Authority IL (Miscellaneous Revenue, AGM GO of Authority Insured)	5.75	06/01/2023	400,000	463,240
Riverdale IL (Miscellaneous Revenue)§	8.00	10/01/2036	4,400,000	4,426,620
Southwestern Illinois Development Authority Local Government Program Collinsville Limited (Tax Revenue)	5.00	03/01/2025	2,525,000	1,976,141
Southwestern Illinois Development Finance Authority Local Government Program Collinsville Limited (Tax Revenue)	5.35	03/01/2031	1,500,000	1,119,915
Tazewell County IL School District # 51 (Tax Revenue, NATL-RE FGIC Insured)	9.00	12/01/2023	555,000	790,414
Town of Cicero IL Series A (Tax Revenue, XLCA Insured)	5.25	01/01/2016	2,000,000	2,092,940
University of Illinois Auxiliary Facilities Systems Series A (Education Revenue)	5.75	04/01/2038	14,000,000	14,575,540
Will County IL Community USD # 201 U Crete-Monee Capital Appreciation (Tax Revenue, NATL-RE FGIC Insured)(z)	5.55	11/01/2023	1,500,000	762,570
Will County IL Community USD # 201 U Crete-Monee Capital Appreciation (Tax Revenue, NATL-RE FGIC Insured)(z)	4.69	11/01/2019	7,370,000	4,999,513
Will County IL Community USD # 201 U Crete-Monee Capital Appreciation (Tax Revenue, NATL-RE FGIC Insured)(z)	3.63	11/01/2016	3,680,000	3,033,755

				265,490,893

60	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Indiana: 2.61%
Indiana Bond Bank Special Program BMA Index Series B2 (Energy Revenue)§±	0.77%	10/15/2022	$3,600,000	$3,021,012
Indiana Finance Authority Environmental Duke Energy Series B (IDR)	6.00	08/01/2039	2,000,000	2,117,960
Indiana HEFA Ascension Health Series B3 (Health Revenue)§±	2.25	11/15/2031	55,710,000	55,438,692
Indiana HEFA Clarian Health Series B (Health Revenue)	5.00	02/15/2022	3,050,000	3,136,346
Indianapolis IN Local Public Improvement Series B (Miscellaneous Revenue)	6.00	01/10/2020	240,000	276,641
Lawrence Township IN Metropolitan School District (Lease Revenue, NATL-RE-IBC Insured)	6.88	07/05/2011	235,000	235,157
Valparaiso IN Economic Development Valparaiso Family YMCA (Miscellaneous Revenue)	6.00	12/01/2036	1,000,000	829,720

				65,055,528

Iowa: 0.29%
Xenia Rural Water District IA (Water & Sewer Revenue, CIFC Insured)	4.50	12/01/2031	1,400,000	1,059,030
Xenia Rural Water District IA (Water & Sewer Revenue, CIFC Insured)	5.00	12/01/2017	1,620,000	1,374,554
Xenia Rural Water District IA (Water & Sewer Revenue, CIFC Insured)	5.00	12/01/2041	6,420,000	4,789,834

				7,223,418

Kansas: 1.46%
Kansas Development Finance Authority Health Facilities Hartford Series B-1 (Health Revenue, ACA Insured)	6.13	04/01/2012	75,000	74,908
Olathe KS Special Obligation West Village Center Project (Tax Revenue)	5.50	09/01/2026	1,165,000	752,916
Sedgwick & Shawnee Counties KS Mortgage-Backed Securities Series A2 (Housing Revenue, GNMA Insured)±	6.70	06/01/2029	245,000	249,111
Sedgwick & Shawnee Counties KS Mortgage-Backed Securities Series A5 (Housing Revenue, GNMA/FNMA Insured)	5.70	12/01/2036	425,000	453,666
Wyandotte County & Kansas City KS Unified Government Special Obligation Second Lien Series A (Tax Revenue)(z)	0.04	06/01/2021	33,400,000	18,723,038
Wyandotte County & Kansas City KS Unified Government Special Obligation Second Lien Series B (Tax Revenue)	5.00	12/01/2020	13,315,000	13,626,837
Wyandotte County & Kansas City KS Unified Government Transportation Development District Legends Village West Project (Tax Revenue)	4.88	10/01/2028	3,320,000	2,472,138

				36,352,614

Kentucky: 1.81%
Kentucky Asset / Liability Commission General Fund Series A (Miscellaneous Revenue, NATL-RE FGIC Insured)§±	0.70	11/01/2027	22,030,000	18,467,529
Kentucky Asset / Liability Commission General Fund Series B (Miscellaneous Revenue, NATL-RE FGIC Insured)§±	0.72	11/01/2025	16,825,000	12,663,505
Kentucky EDFA Balance Norton Series B (Health Revenue, NATL-RE Insured)(z)	5.80	10/01/2023	4,320,000	2,142,806
Kentucky EDFA Balance Norton Series B (Health Revenue, NATL-RE Insured)(z)	6.67	10/01/2028	3,940,000	1,272,344
Kentucky EDFA Norton Hospital Center Incorporated Series B (Health Revenue, NATL-RE Insured)(z)	5.30	10/01/2020	9,300,000	5,727,498
Kentucky EDFA Unrefunded Balance Norton Series C (Health Revenue, NATL-RE Insured)§±	5.95	10/01/2017	4,580,000	4,867,212

				45,140,894

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	61

MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Louisiana: 0.83%
Louisiana Local Government Environmental Facilities (Miscellaneous Revenue, AMBAC Insured)	5.25%	12/01/2018	$4,275,000	$4,356,311
Louisiana PFA Black & Gold Facilities Project Series A (Housing Revenue, CIFC Corporation Insured)	4.50	07/01/2038	375,000	260,246
Louisiana PFA Black & Gold Facilities Project Series A (Housing Revenue, CIFC Corporation Insured)	5.00	07/01/2030	700,000	565,425
Louisiana PFA Black & Gold Facilities Project Series A (Housing Revenue, CIFC Corporation Insured)	5.00	07/01/2032	2,250,000	2,035,575
Louisiana State Citizens Property Insurance Corporation Series B (Miscellaneous Revenue, AMBAC Insured)	5.00	06/01/2019	685,000	691,453
Louisiana State Tobacco Settlement Financing Corporation Series 2001B (Tobacco Revenue)	5.50	05/15/2030	1,885,000	1,889,430
New Orleans LA (Tax Revenue, FGIC Insured)	5.50	12/01/2021	1,700,000	1,873,893
New Orleans LA Aviation Board Gulf Opportunity Zone Consolidated Rental Car Series A (Port, Airport & Marina Authority Revenue)	6.50	01/01/2040	5,950,000	6,077,211
New Orleans LA Aviation Board Restructuring Series A-1 (Port, Airport & Marina Authority Revenue, Assured Guaranty Insured)	6.00	01/01/2023	655,000	736,482
New Orleans LA Sewer Service (Water & Sewer Revenue, Assured Guaranty Insured)	5.75	06/01/2018	770,000	843,851
New Orleans LA Sewer Service (Water & Sewer Revenue, Assured Guaranty Insured)	6.00	06/01/2019	320,000	354,317
New Orleans LA Sewer Service (Water & Sewer Revenue, Assured Guaranty Insured)	6.00	06/01/2024	1,000,000	1,068,390

				20,752,584

Maine: 0.45%
Maine Educational Loan Authority Student Loan Series A-3 Class A (Education Revenue, Assured Guaranty Insured)	5.88	12/01/2039	10,900,000	11,229,507

Maryland: 0.51%
Howard County MD COP Agricultural Land Preservation # 90-23 Series A (Lease Revenue)	8.00	08/15/2020	302,000	398,903
Maryland CDA Department of Housing & Community Development Series A (Housing Revenue)	5.50	07/01/2022	1,000,000	1,008,820
Maryland CDA Department of Housing & Community Development Series A (Miscellaneous Revenue)	5.88	07/01/2021	500,000	500,530
Maryland CDA Department of Housing & Community Development Series B (Housing Revenue)	5.50	09/01/2031	605,000	632,903
Maryland Energy Finance Administration Recycling Office Paper Systems Project Series A (IDR)	7.50	09/01/2015	2,760,000	2,797,757
Maryland HEFA Anne Arundel Health Systems Series A (Health Revenue)	6.75	07/01/2039	2,500,000	2,757,925
Maryland HEFA Catholic Health Initiatives (Health Revenue)	6.00	12/01/2013	1,200,000	1,204,476
Maryland HEFA Washington County Hospital (Health Revenue)	6.00	01/01/2043	2,935,000	2,803,453
Montgomery County MD Housing Opportunities MFHR Community Housing Series A (Housing Revenue, FHA GNMA Insured)	5.35	07/01/2021	500,000	500,310

				12,605,077

Massachusetts: 1.94%
Massachusetts Development Finance Agency Revenue Sabis International Charter Series A (Miscellaneous Revenue)	8.00	04/15/2031	2,560,000	2,809,651
Massachusetts Development Finance Agency Revenue Sabis International Charter Series A (Miscellaneous Revenue)	8.00	04/15/2039	3,900,000	4,241,211
Massachusetts Educational Finance Authority Series B (Education Revenue)	5.38	01/01/2020	3,665,000	3,839,381

62	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Massachusetts (continued)
Massachusetts Educational Finance Authority Series E (Education Revenue, AMBAC Insured)	5.30%	01/01/2016	$1,315,000	$1,317,459
Massachusetts Educational Finance Authority Series 1 (Education Revenue)	6.00	01/01/2028	3,655,000	3,892,612
Massachusetts HEFA Partners Healthcare Series G-6 (Health Revenue)§±	0.99	07/01/2038	25,000,000	24,932,500
Massachusetts Housing Finance Agency MFHR Series F (Housing Revenue)	5.13	12/01/2034	100,000	95,306
Massachusetts Industrial Finance Agency Ogden Haverhill Project Series A (Resource Recovery Revenue)	5.60	12/01/2019	5,425,000	5,440,461
Massachusetts State Port Authority Delta Airlines Incorporated Project Series A (Lease Revenue, AMBAC Insured)	5.50	01/01/2013	800,000	786,752
Massachusetts State Series C (Miscellaneous Revenue, AGM Insured)(z)	0.50	11/01/2020	1,200,000	1,144,428

				48,499,761

Michigan: 3.75%
Cesar Chavez Academy MI Incorporated COP (Lease Revenue)	8.00	02/01/2033	1,400,000	1,424,136
Detroit MI Capital Improvement Limited Tax Series A-1 (Tax Revenue)	5.00	04/01/2015	5,855,000	5,446,321
Detroit MI City School District Series A (Tax Revenue, Assured Guaranty Insured)	5.00	05/01/2019	7,765,000	8,007,812
Detroit MI Convention Facilities Cobo Hall (Tobacco Revenue, NATL-RE Insured)	5.00	09/30/2013	3,090,000	3,241,935
Detroit MI District Aid (Tax Revenue)	5.00	11/01/2030	3,150,000	3,152,111
Detroit MI Series A (Tax Revenue, AGM Insured)	5.00	04/01/2018	1,500,000	1,499,940
Detroit MI Sewage Disposal Revenue Refunding Senior Lien Series C (Water & Sewer Revenue, NATL-RE FGIC Insured)	5.25	07/01/2016	1,355,000	1,492,343
Jackson MI Capital Appreciation Downtown Development (Tax Revenue, AGM Insured)(z)	6.56	06/01/2026	2,710,000	1,035,410
Michigan Finance Authority Educational Facilities Series A (Lease Revenue)	7.38	10/01/2020	1,000,000	1,062,800
Michigan Finance Authority Educational Facilities Series A (Lease Revenue)	8.00	10/01/2030	1,000,000	1,049,590
Michigan Finance Authority Educational Facilities Series A (Lease Revenue)	8.50	10/01/2045	8,000,000	8,514,480
Michigan Finance Authority Limited Obligation Holly Academy (Miscellaneous Revenue)	6.50	10/01/2020	225,000	229,037
Michigan Finance Authority Limited Obligation Holly Academy (Miscellaneous Revenue)	8.00	10/01/2040	1,175,000	1,198,629
Michigan Finance Authority Limited Obligation Hope Academy (Miscellaneous Revenue)	8.13	04/01/2041	2,385,000	2,439,235
Michigan Finance Authority Limited Obligation Series A (Miscellaneous Revenue)	7.50	12/01/2020	490,000	486,697
Michigan Finance Authority Limited Obligation Series A (Miscellaneous Revenue)	8.00	12/01/2030	1,135,000	1,108,713
Michigan Finance Authority Limited Obligation Series A (Miscellaneous Revenue)	8.25	12/01/2039	2,220,000	2,158,262
Michigan Finance Authority Public School Academy Old Redford Series A (Miscellaneous Revenue)	5.25	12/01/2020	1,635,000	1,540,922
Michigan Finance Authority Public School Academy Old Redford Series A (Miscellaneous Revenue)	5.90	12/01/2030	2,000,000	1,777,880
Michigan Finance Authority Public School Academy University Learning (Miscellaneous Revenue)	5.25	11/01/2015	250,000	248,930
Michigan Finance Authority Public School Academy University Learning (Miscellaneous Revenue)	6.25	11/01/2020	440,000	433,246
Michigan Finance Authority Public School Academy University Learning (Miscellaneous Revenue)	7.38	11/01/2030	2,920,000	2,890,829
Michigan Finance Authority Public School Academy University Learning (Miscellaneous Revenue)	7.50	11/01/2040	4,145,000	4,043,738

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	63

MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Michigan (continued)
Michigan Finance Authority State Aid Notes Series A2 (Miscellaneous Revenue)	6.65%	03/20/2012	$10,000,000	$10,112,200
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series A (Miscellaneous Revenue, AMBAC Insured)	4.00	11/01/2021	150,000	129,642
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series A (Miscellaneous Revenue, AMBAC Insured)	4.80	11/01/2015	150,000	148,892
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series A (Miscellaneous Revenue, AMBAC Insured)	5.00	05/01/2017	450,000	445,712
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series B-Group A (Miscellaneous Revenue, AMBAC Insured)	4.25	12/01/2016	2,770,000	2,662,164
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series B-Group A (Miscellaneous Revenue, AMBAC Insured)	5.00	12/01/2015	1,480,000	1,482,264
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series B-Group A (Miscellaneous Revenue, AMBAC Insured)	5.00	12/01/2017	2,275,000	2,251,568
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series B-Group A (Miscellaneous Revenue, AMBAC Insured)	5.25	12/01/2023	1,185,000	1,142,020
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series C (Miscellaneous Revenue, AMBAC Insured)	3.63	05/01/2016	1,000,000	929,710
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series C (Miscellaneous Revenue, AMBAC Insured)	3.75	05/01/2017	450,000	411,323
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series C (Miscellaneous Revenue, AMBAC Insured)	4.00	05/01/2019	100,000	90,608
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series G (Miscellaneous Revenue, AMBAC Insured)(z)	4.35	05/01/2017	210,000	163,183
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series G (Miscellaneous Revenue, AMBAC Insured)(z)	4.97	05/01/2019	75,000	51,014
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series G (Miscellaneous Revenue, AMBAC Insured)(z)	5.20	05/01/2020	50,000	31,731
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series G (Miscellaneous Revenue, AMBAC Insured)(z)	3.97	05/01/2016	100,000	82,624
Michigan Municipal Bond Authority School District of Detroit (Miscellaneous Revenue, AGM Insured)	5.00	06/01/2019	3,000,000	3,056,250
Michigan Public Educational Facilities Authority Bradford Academy Project (Miscellaneous Revenue)	8.75	09/01/2039	2,500,000	2,668,250
Michigan Public Educational Facilities Authority Limited Obligation Crescent (Miscellaneous Revenue, Q-SBLF Insured)	7.00	10/01/2036	1,242,500	1,103,526
Michigan Public Educational Facilities Authority Limited Obligation Nataki Talibah (Miscellaneous Revenue)	6.25	10/01/2023	1,055,000	917,523
Michigan Public Educational Facilities Authority Madison Academy Project (Miscellaneous Revenue)	8.38	12/01/2030	2,085,000	2,114,524
Michigan Public Educational Facilities Authority Madison Academy Project (Miscellaneous Revenue)	8.63	12/01/2039	4,170,000	4,223,793
Michigan State Hospital Finance Authority Trinity Health Series A (Health Revenue)	5.00	12/01/2014	500,000	552,945
Michigan State Strategic Fund Limited Detroit Education (Utilities Revenue)	5.63	07/01/2020	1,200,000	1,334,220
Michigan State Strategic Fund Limited Obligation Adjusted Refunding Dow Chemical Project Series J-A-2 (IDR)§±	5.50	12/01/2028	850,000	868,505
Michigan State Strategic Fund Series A (Lease Revenue, Assured Guaranty Insured)	5.25	10/15/2021	40,000	42,388
Star International Academy MI COP (Lease Revenue)	6.13	03/01/2037	1,170,000	1,006,621
Wayne County MI Airport Authority Junior Lien (Port, Airport, & Marina Authority Revenue, NATL-RE FGIC Insured)	5.00	12/01/2016	1,115,000	1,172,523

				93,678,719

64	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Minnesota: 0.25%
Baytown Township MN St. Croix Preparatory Academy Series A (Miscellaneous Revenue)	7.00%	08/01/2038	$750,000	$720,120
Becker MN PCR Northern States Power Series A (IDR)§±	8.50	09/01/2019	550,000	599,352
Falcon Height MN Kaleidoscope Charter School Series A (Miscellaneous Revenue)	6.00	11/01/2037	900,000	753,840
St. Paul MN HFA and RDA Healtheast Project (Health Revenue)	6.00	11/15/2035	3,000,000	2,670,420
Woodbury MN Math Science Academy Project Series A (Miscellaneous Revenue)	7.50	12/01/2031	1,500,000	1,507,905

				6,251,637

Mississippi: 0.01%
Gulfport-Biloxi Regional Airport Authority MS Passenger Facilities Series A (Port, Airport & Marina Authority Revenue, ACA Insured)	5.00	10/01/2022	450,000	369,932

Missouri: 1.25%
Chesterfield Valley MO Transportation Development District (Tax Revenue, CIFG Insured)	4.00	04/15/2026	3,000,000	1,849,620
Desloge MO US Highway 67 State Street Redevelopment Project (Tax Revenue)	5.20	04/15/2020	235,000	214,731
Fenton MO Gravois Bluffs Redevelopment Project (Tax Revenue)	4.50	04/01/2021	365,000	367,354
Independence MO Thirty-Ninth Street Transportation District Improvement Development Road Improvement Project (Tax Revenue)	6.88	09/01/2032	4,600,000	4,241,936
Lake of the Ozarks MO Community Bridge Corporation (Transportation Revenue)	5.25	12/01/2014	1,910,000	1,773,129
Manchester MO Highway 141 Manchester Road Project (Tax Revenue)	6.00	11/01/2025	3,000,000	2,994,840
Missouri HEFA Rockhurst University Series A (Education Revenue)	6.50	10/01/2035	2,000,000	2,038,700
Ozark MO COP Community Center Project (Lease Revenue)	5.00	09/01/2026	460,000	446,172
Sikeston MO (Utilities Revenue, NATL-RE Insured)	6.00	06/01/2015	500,000	543,235
Sikeston MO (Utilities Revenue, NATL-RE Insured)	6.00	06/01/2016	1,500,000	1,644,840
St. Louis MO IDA Convention Center Hotel (IDR, AMBAC Insured)(z)	6.64	07/15/2019	4,375,000	2,589,913
St. Louis MO Lambert St. Louis International Airport Series A-1 (Port, Airport & Marina Authority Revenue)	6.25	07/01/2029	2,000,000	2,117,280
St. Louis MO Lambert St. Louis International Airport Series A-1 (Port, Airport & Marina Authority Revenue)	6.63	07/01/2034	2,000,000	2,095,340
St. Louis MO Municipal Finance Corporation Convention Centre Series A (Lease Revenue, AGM Insured)(z)	6.53	07/15/2032	5,000,000	1,296,150
St. Louis MO Municipal Finance Corporation Convention Centre Series A (Lease Revenue, AGM Insured)(z)	6.58	07/15/2034	6,750,000	1,521,990
St. Louis MO Municipal Finance Corporation Convention Centre Series A (Lease Revenue, AGM Insured)(z)	6.63	07/15/2037	3,000,000	550,230
St. Louis MO Municipal Finance Corporation Leasehold Convention Center Project Series A (Lease Revenue, AGM Insured)(z)	6.49	07/15/2031	5,000,000	1,392,800
St. Louis MO Municipal Finance Corporation Leasehold Convention Center Project Series A (Lease Revenue, AGM Insured)(z)	6.56	07/15/2033	6,250,000	1,509,813
St. Louis MO Municipal Finance Corporation Leasehold Convention Center Project Series A (Lease Revenue, AGM Insured)(z)	6.60	07/15/2035	5,790,000	1,218,158
St. Louis MO Municipal Finance Corporation Leasehold Convention Center Project Series A (Lease Revenue, AGM Insured)(z)	6.62	07/15/2036	3,500,000	686,805

				31,093,036

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	65

MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Nevada: 0.50%
Clark County NV Airport Jet Project Series C (Port, Airport & Marina Authority Revenue, AMBAC Insured)	5.38%	07/01/2019	$3,000,000	$3,095,850
Clark County NV IDA (Tax Revenue)	5.00	06/01/2033	4,750,000	4,791,278
Director of The State of Nevada Department of Business & Industry Republic Services Incorporate Project (Resource Recovery Revenue)§±	5.63	12/01/2026	300,000	326,622
Reno-Sparks NV Indian Colony Governmental (Miscellaneous Revenue, U.S. Bank NA LOC)	5.00	06/01/2024	2,500,000	2,476,450
Reno-Sparks NV Indian Colony Governmental (Miscellaneous Revenue, U.S. Bank NA LOC)	5.13	06/01/2027	1,900,000	1,828,883

				12,519,083

New Hampshire: 0.68%
Manchester NH Housing & Redevelopment Authority Capital Appreciation Series B (Miscellaneous Revenue, ACA Insured)(z)	10.60	01/01/2025	250,000	62,860
Manchester NH Housing & Redevelopment Authority Capital Appreciation Series B (Miscellaneous Revenue, ACA Insured)(z)	10.34	01/01/2021	2,375,000	919,434
New Hampshire HEFA Dartmouth Hitchcock Obligation Series A (Health Revenue, AGM Insured)§±	3.00	08/01/2031	10,000,000	10,000,000
New Hampshire HFA MFHR Series (Housing Revenue)±	5.50	07/01/2017	5,940,000	5,950,930

				16,933,224

New Jersey: 3.63%
Camden County NJ Improvement Authority Health Care Redevelopment Cooper Health Systems Obligation Group A (Health Revenue)	5.25	02/15/2020	5,000,000	4,992,800
Camden County NJ Improvement Authority Health Care Redevelopment Cooper Health Systems Obligation Series A (Health Revenue)	5.75	02/15/2034	6,000,000	5,483,220
Lakewood Township NJ School District (Tax Revenue, AMBAC Insured)	6.25	02/15/2012	400,000	413,700
Mercer County NJ Improvement Authority Special Services School District Series A (Lease Revenue, County Guaranty Insured)	5.95	12/15/2012	260,000	272,436
New Jersey COP Equipment Lease Purchase Series A (Lease Revenue)	5.25	06/15/2027	7,000,000	7,159,670
New Jersey Economic Development Authority Continental Airlines Incorporated (IDR)	6.63	09/15/2012	1,410,000	1,422,732
New Jersey Economic Development Authority School Facilities Series G (Miscellaneous Revenue, State Appropriations Insured)	5.25	09/01/2026	5,000,000	5,183,850
New Jersey EDFA Department of Human Services Series A (Health Revenue)	5.70	07/01/2012	355,000	359,753
New Jersey HFFA Burdette Tomlin Memorial Hospital (Health Revenue)	5.60	07/01/2019	2,825,000	2,829,464
New Jersey Higher Education Assistance Authority Student Loan Series A-2 (Education Revenue)±	1.26	06/01/2036	17,000,000	16,758,940
New Jersey Housing & Mortgage Finance Agency MFHR Series A (Housing Revenue, AMBAC FHA Insured)	5.40	11/01/2017	1,200,000	1,200,984
New Jersey Housing & Mortgage Finance Agency MFHR Series B (Housing Revenue, AGM Insured)	6.05	11/01/2017	815,000	816,712
New Jersey Housing & Mortgage Finance Agency MFHR Series E-1 (Housing Revenue, AGM Insured)	5.35	11/01/2013	2,530,000	2,536,376
New Jersey Housing & Mortgage Finance Agency MFHR Series E-1 (Housing Revenue, AGM Insured)	5.45	11/01/2014	840,000	841,873
New Jersey Housing & Mortgage Finance Agency MFHR Series E-1 (Housing Revenue, AGM Insured)	5.70	05/01/2020	185,000	185,207
New Jersey Housing & Mortgage Finance Agency MFHR Series E-2 (Housing Revenue, AGM Insured)	5.70	11/01/2020	340,000	340,381
New Jersey State HEFAR Series 1A (Education Revenue)	4.75	12/01/2029	4,000,000	3,995,400
New Jersey State HEFAR Series A (Education Revenue)	5.00	06/01/2027	10,000,000	10,291,500

66	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

New Jersey (continued)
New Jersey State Higher Education Assistance Authority Series A (Education Revenue)	5.63%	06/01/2030	$2,900,000	$3,005,705
New Jersey State Transportation System Series A (Transportation Revenue, NATL-RE FGIC Insured)	5.75	06/15/2025	10,000,000	10,979,500
New Jersey State Transportation Trust Fund Authority (Transportation Revenue)	6.00	12/15/2038	10,425,000	11,187,797
Stony Brook NJ Regional Sewer Authority Series B (Water & Sewer Revenue, GO of Authority Insured)	5.45	12/01/2012	215,000	222,959
West Windsor Township NJ Parking Authority (Transportation Revenue, Municipal Government Guaranty, GO of Authority Insured)	6.10	12/01/2012	50,000	50,236

				90,531,195

New Mexico: 0.09%
New Mexico Mortgage Finance Authority Single Family Mortgage Class I (GO - Local, GNMA FNMA FHLMC Insured)	5.35	03/01/2030	1,400,000	1,504,412
Otero County NM Jail Project (Miscellaneous Revenue)	5.50	04/01/2013	725,000	710,435

				2,214,847

New York: 5.50%
Genesee County NY IDA United Memorial Medical Center Project (Health Revenue)	4.75	12/01/2014	2,130,000	2,033,511
Hempstead Town NY Local Development The Academy Charter School Series A (Miscellaneous Revenue)	8.25	02/01/2041	10,005,000	9,992,794
Islip NY Resource Recovery Agency 1985 Facilities Series B (Resource Recovery Revenue, AMBAC Insured)	7.25	07/01/2011	100,000	100,018
Long Island NY Power Authority Electric Systems Series A (Utilities Revenue, BHAC Insured)	5.50	05/01/2033	4,000,000	4,283,240
Metropolitan Transportation Authority NY Series 2008-C (Transportation Revenue)	6.50	11/15/2028	8,000,000	9,183,407
Metropolitan Transportation Authority NY Services Contract Series 7 (Miscellaneous Revenue)	5.63	07/01/2016	10,000,000	10,695,100
New York City NY IDA American Airlines JFK International Airport (IDR)	7.13	08/01/2011	1,220,000	1,219,988
New York NY Municipal Finance Authority 2nd General Resolution Series DD (Water & Sewer Revenue)	6.00	06/15/2040	11,625,000	12,957,574
New York NY Municipal Finance Authority 2nd Generation Resolution Series AA3 (Water & Sewer Revenue)§±	1.90	06/15/2032	10,850,000	10,850,000
New York NY Municipal Finance Authority Series 2009-A (Water & Sewer Revenue)	5.75	06/15/2040	5,000,000	5,488,600
New York NY Transitional Finance Authority Building Aid Fiscal Year 2009 Series S-4 (Miscellaneous Revenue, State Aid Withholding Insured)	5.75	01/15/2039	2,500,000	2,699,575
New York State Dormitory Authority North Shore Jewish Series B (Health Revenue)§±	0.91	05/01/2018	6,435,000	5,888,025
New York State Dormitory Authority Series B (Tax Revenue)	5.75	03/15/2036	10,000,000	10,983,400
New York State Energy R&D Authority Brooklyn Union Gas Company Series B (Energy Revenue)(x)§±	12.58	07/01/2026	4,300,000	4,312,642
New York State Energy R&D Authority Linked SAVRS & RIB Brooklyn (Energy Revenue)§	6.95	07/01/2026	2,600,000	2,603,822
New York Urban Development Corporation (Housing Revenue)	5.88	02/01/2013	12,000,000	11,985,480
New York Urban Development Corporation Sub Lien (Housing Revenue, GO of Corporation Insured)	5.50	07/01/2016	6,965,000	6,992,233
Niagara County NY IDA Solid Waste Disposal Series B (Resource Recovery Revenue)§±	5.55	11/15/2024	905,000	917,761

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	67

MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

New York (continued)
Niagara County NY IDA Solid Waste Disposal Series C (Resource Recovery Revenue)§±	5.63%	11/15/2024	$2,500,000	$2,536,675
Niagara Falls NY Public Improvement Project (Tax Revenue, NATL-RE Insured)	7.50	03/01/2014	915,000	1,045,122
Niagara Falls NY Public Improvement Project (Tax Revenue, NATL-RE Insured)	7.50	03/01/2016	685,000	826,432
Niagara Falls NY Public Improvement Project (Tax Revenue, NATL-RE Insured)	7.50	03/01/2016	65,000	83,622
Port Authority of New York & New Jersey Special Obligation JFK International Airport Terminal 6 (Port, Airport & Marina Authority Revenue, NATL-RE Insured)	5.75	12/01/2025	4,000,000	3,888,760
Seneca County NY IDA Solid Waste Disposal Seneca Meadows Incorporated Project (IDR)††§±	6.63	10/01/2035	10,000,000	10,000,500
Westchester NY Tobacco Asset Securitization Corporation (Tobacco Revenue)	5.00	06/01/2026	1,000,000	927,400
Yonkers NY IDA Civic Facilities Sarah Lawrence College Project Series A (Education Revenue)	5.75	06/01/2024	2,380,000	2,581,205
Yonkers NY IDA Civic Facilities Sarah Lawrence College Project Series A (Education Revenue)	6.00	06/01/2029	1,000,000	1,066,710
Yonkers NY IDA Civic Facilities Sarah Lawrence College Project Series A (Education Revenue)	6.00	06/01/2041	1,000,000	1,033,640

				137,177,236

North Carolina: 0.38%
North Carolina Eastern Municipal Power Agency Series A (Utilities Revenue)	5.50	01/01/2026	1,250,000	1,335,413
North Carolina Eastern Municipal Power Agency Series C (Utilities Revenue)	6.75	01/01/2024	2,000,000	2,346,380
North Carolina Medical Care Commission First Mortgage Series A (Housing Revenue)	5.75	10/01/2037	2,000,000	1,647,740
North Carolina Turnpike Authority Triangle Expressway Systems Series A (Transportation Revenue, Assured Guaranty Insured)	5.75	01/01/2039	4,000,000	4,152,840

				9,482,373

Ohio: 0.71%
Adams & Highland Counties OH Valley Local School District (Tax Revenue, NATL-RE Insured)	7.00	12/01/2015	1,730,000	1,922,359
Akron OH Sewer System (Water & Sewer Revenue, AMBAC Insured)	5.00	12/01/2016	1,500,000	1,596,510
Johnstown OH Waterworks System Mortgage (Water & Sewer Revenue)	6.00	12/01/2017	230,000	230,219
Kings OH Local School District (Tax Revenue, NATL-RE FGIC Insured)	7.50	12/01/2016	1,000,000	1,212,300
Montgomery County OH Hospital Kettering Medical Center (Health Revenue, NATL-RE Insured)	6.25	04/01/2020	2,500,000	2,903,100
Ohio Enterprise Bond Toledo Series 2A (IDR)	5.50	12/01/2019	3,600,000	3,958,956
Ohio Municipal Electric Generation Agency Refunding Joint Venture 5 Certificates of Beneficial Interest (Utilities Revenue, AMBAC Insured)	5.00	02/15/2018	4,020,000	4,251,632
RiverSouth OH Authority Lazarus Building Redevelopment Series A (Lease Revenue)	5.75	12/01/2027	1,900,000	1,698,315

				17,773,391

68	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Oklahoma: 0.61%
Comanche County OK Independent School District # 4 Geronimo (Education Revenue)	6.25%	08/15/2014	$2,652,748	$2,792,760
McAlester OK Public Works Authority Series A (Lease Revenue, FSA Insured)	5.75	02/01/2020	1,055,000	1,101,547
McGee Creek Authority OK Water Revenue (Water & Sewer Revenue, NATL-RE Insured)	6.00	01/01/2023	5,000,000	5,590,250
Oklahoma City OK Industrial & Cultural Facilities Series B (Health Revenue, NATL-RE Insured)(m)(a)§±(n)	0.47	06/01/2019	4,700,000	4,228,191
Oklahoma Water Resource Board Revolving Fund (Water & Sewer Revenue)	5.00	04/01/2028	1,400,000	1,526,546

				15,239,294

Oregon: 0.20%
Oregon State Health Housing ECFA Aspen Foundation II Series A (Housing Revenue)(i)§^^	6.13	04/15/2029	1,370,000	733,539
Western Generation Agency of Oregon Wauna Cogeneration Project Series B (Utilities Revenue)	5.00	01/01/2012	395,000	394,791
Western Generation Agency of Oregon Wauna Cogeneration Project Series B (Utilities Revenue)	5.00	01/01/2013	2,855,000	2,837,556
Western Generation Agency of Oregon Wauna Cogeneration Project Series B (Utilities Revenue)	5.00	01/01/2014	1,100,000	1,080,640

				5,046,526

Pennsylvania: 5.14%
Allegheny County PA Airport Authority Pittsburg International Airport (Port, Airport & Marina Authority Revenue, NATL-RE-IBC FGIC Insured)±	5.00	01/01/2016	1,410,000	1,456,417
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Series A (Health Revenue)	5.63	08/15/2039	5,000,000	5,092,600
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Series A-1 (Health Revenue)§±	1.00	02/01/2021	9,000,000	7,898,130
Allegheny County PA West Pennsylvania Hospital Development Authority Series A (Health Revenue)	5.00	11/15/2011	5,500,000	5,489,220
Allegheny County PA IDA Propel Schools Homestead Project Series A (Miscellaneous Revenue)	7.50	12/15/2029	2,235,000	2,176,242
Allegheny County PA Series C-59B (Tax Revenue, AGM Insured)§±	0.73	11/01/2026	14,675,000	11,884,549
Chester County PA IDA Renaissance Academy Project Series A (Miscellaneous Revenue)	5.63	10/01/2015	1,520,000	1,519,848
Delaware County PA IDA Resource Recovery Facility Series A (Resource Recovery Revenue)	6.10	07/01/2013	1,240,000	1,243,100
Delaware County PA IDA Resource Recovery Facility Series A (Resource Recovery Revenue)	6.20	07/01/2019	2,110,000	2,081,557
Delaware Valley PA Regional Financial Authority Local Government Public Improvements Project (Miscellaneous Revenue)	5.75	07/01/2032	12,500,000	12,637,125
Delaware Valley PA Regional Financial Authority Local Government Series A (Miscellaneous Revenue, AMBAC Insured)	5.50	08/01/2028	12,625,000	12,778,141
Delaware Valley PA Regional Financial Authority Local Government Series C (Miscellaneous Revenue, AMBAC Insured)	7.75	07/01/2027	2,220,000	2,790,806
Delaware Valley PA Regional Financial Authority Series C (Miscellaneous Revenue)±	0.82	06/01/2027	5,100,000	3,503,088
Harrisburg PA Authority Resource Recovery Facility Series D-1 (Resource Recovery Revenue, AGM Insured)§±	5.25	12/01/2033	10,000,000	10,167,400
Harrisburg PA Authority Resources Guaranteed Subordinated Series D-2 (Resource Recovery Revenue, AGM Insured)§±	5.00	12/01/2033	4,625,000	4,649,883

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	69

MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Pennsylvania (continued)
Latrobe PA IDA College Street Vincent College Project (Education Revenue)	5.35%	05/01/2015	$1,165,000	$1,179,073
Luzerne County PA Series C (Tax Revenue, FSA Insured)	7.00	11/01/2018	725,000	874,227
Luzerne County PA Series E (Tax Revenue, FSA Insured)	8.00	11/01/2027	135,000	157,976
Montgomery County PA IDA (Health Revenue, FHA Insured)	5.38	08/01/2038	7,000,000	7,254,660
Penn Hills Municipality PA Series B (Tax Revenue, AMBAC Insured)(z)	0.04	12/01/2017	1,000,000	804,580
Pennsylvania EDFA 30th Street Station Garage Project (Transportation Revenue, ACA Insured)	5.80	06/01/2023	4,000,000	4,036,040
Pennsylvania EDFA Colver Project Series F (Resource Recovery Revenue, AMBAC Insured)	5.00	12/01/2012	4,000,000	4,034,720
Pennsylvania EDFA Colver Project Series F (Resource Recovery Revenue, AMBAC Insured)	5.00	12/01/2015	5,750,000	5,543,173
Pennsylvania EDFA Water Facilities Pennsylvania-American Water Company Project (Water & Sewer Revenue)	6.20	04/01/2039	5,000,000	5,328,350
Philadelphia PA Authority for Industrial Development Cultural & Commercial Corridors Series PG A (Miscellaneous Revenue, NATL-RE FGIC Insured)	5.00	12/01/2015	1,625,000	1,768,796
Philadelphia PA Authority for Industrial Development Cultural & Commercial Corridors Series PG A (Miscellaneous Revenue, NATL-RE FGIC Insured)	5.00	12/01/2016	680,000	740,867
Philadelphia PA Authority for Industrial Development Mast Charter School (Miscellaneous Revenue)	6.00	08/01/2035	1,410,000	1,380,052
Philadelphia PA Gas Works Revenue Refunding 8th-1998 General Ordinance Series A (Energy Revenue)	5.25	08/01/2017	3,340,000	3,684,955
Philadelphia PA Municipal Authority (Lease Revenue)	4.70	04/01/2015	970,000	1,038,472
Philadelphia PA School District Refunding Series 2010C (Tax Revenue, State Aid Withholding Insured)	5.00	09/01/2018	1,860,000	2,049,478
Scranton PA School District Prerefunded (Tax Revenue, AMBAC State Aid Withholding Insured)	5.00	04/01/2017	2,155,000	2,163,297
Washington County PA Hospital Authority Monongahela Valley Hospital Project (Health Revenue)	6.25	06/01/2022	750,000	798,030

				128,204,852

Puerto Rico: 0.69%
Puerto Rico Commonwealth Highway & Transportation Authority Series Z (Tax Revenue, AGM Insured)	6.00	07/01/2018	2,000,000	2,273,580
Puerto Rico Electric Power Authority Refunding LIBOR Series UU (Utilities Revenue)§±	0.90	07/01/2031	4,235,000	2,823,093
Puerto Rico Electric Power Authority Series UU (Utilities Revenue, AGM Insured)§±	0.72	07/01/2029	14,000,000	9,595,180
Puerto Rico Sales Tax Financing Corporation First Subseries A (Tax Revenue)	6.38	08/01/2039	1,845,000	1,971,456
University of Puerto Rico Series Q (Education Revenue)	5.00	06/01/2016	460,000	480,051

				17,143,360

Rhode Island: 0.13%
Rhode Island Clean Water Finance Agency Cranston Wastewater Treatment System (Lease Revenue, NATL-RE Insured)	5.80	09/01/2022	3,295,000	3,295,330

South Carolina: 2.95%
Allendale County SC School District Energy Savings Special Obligation (Lease Revenue, State Aid Withholding Insured)	7.00	12/01/2013	815,000	844,870
Allendale County SC School District Energy Savings Special Obligation (Lease Revenue, State Aid Withholding Insured)	8.50	12/01/2018	1,780,000	1,857,056

70	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

South Carolina (continued)
Berkeley County SC School District Installment Lease Securing Assets for Education (Lease Revenue)	5.25%	12/01/2024	$1,760,000	$1,816,549
Calhoun County SC Solid Waste Disposal Facilities Eastman Kodak Company Project (IDR)	6.75	05/01/2017	400,000	503,324
Charleston SC Educational Excellence Finance Corporation Charleston County School District Project (Lease Revenue)(h)±	5.25	12/01/2013	15,000,000	15,628,800
Cherokee County SC Scago Educational Facilities Corporation Cherokee School District # 1 Series B (Lease Revenue, AGM Insured)	5.00	12/01/2026	2,295,000	2,351,159
Columbia SC Parking Facilities (Transportation Revenue, AMBAC Insured)	5.88	12/01/2013	1,540,000	1,546,006
Connector 2000 Association Incorporated Capital Appreciation Series A (Transportation Revenue)(z)	7.68	01/01/2012	56,254	54,153
Connector 2000 Association Incorporated Capital Appreciation Series A (Transportation Revenue)(z)	8.15	01/01/2013	96,519	85,617
Connector 2000 Association Incorporated Capital Appreciation Series A (Transportation Revenue)(z)	8.71	01/01/2014	100,958	81,636
Connector 2000 Association Incorporated Capital Appreciation Series A (Transportation Revenue)(z)	9.50	01/01/2015	109,160	79,037
Connector 2000 Association Incorporated Capital Appreciation Series A (Transportation Revenue)(z)	24.23	01/01/2016	121,679	45,123
Connector 2000 Association Incorporated Capital Appreciation Series A (Transportation Revenue)(z)	20.78	01/01/2017	164,621	57,318
Connector 2000 Association Incorporated Capital Appreciation Series A (Transportation Revenue)(z)	18.81	01/01/2018	181,929	58,306
Connector 2000 Association Incorporated Capital Appreciation Series A (Transportation Revenue)(z)	17.24	01/01/2019	198,059	58,960
Connector 2000 Association Incorporated Capital Appreciation Series A (Transportation Revenue)(z)	15.84	01/01/2020	215,428	60,535
Connector 2000 Association Incorporated Capital Appreciation Series A (Transportation Revenue)(z)	15.02	01/01/2021	255,522	66,252
Connector 2000 Association Incorporated Capital Appreciation Series A (Transportation Revenue)(z)	14.13	01/01/2022	270,213	66,008
Connector 2000 Association Incorporated Capital Appreciation Series A (Transportation Revenue)(z)	10.62	01/01/2032	1,361,800	166,766
Connector 2000 Association Incorporated Capital Appreciation Series A (Transportation Revenue)(z)	9.78	01/01/2042	1,054,839	58,786
Connector 2000 Association Incorporated Capital Appreciation Series A (Transportation Revenue)(z)	9.63	07/22/2051	609,859	14,521
Connector 2000 Association Incorporated Capital Appreciation Series B (Transportation Revenue)(z)	12.81	07/22/2051	236,623	1,763
Connector 2000 Association Incorporated Capital Appreciation Series B (Transportation Revenue)(z)	15.92	01/01/2032	470,285	21,769
Fort Mill SC Fort Mill School Facilities Corporation (Lease Revenue)	5.25	12/01/2019	2,075,000	2,231,787
Kershaw County SC Public School District Kershaw County School District Installment Purchase Project (Lease Revenue, CIFC Corporation Insured)	5.00	12/01/2024	7,415,000	7,511,173
Kershaw County SC Public School District Kershaw County School District Installment Purchase Project (Lease Revenue, CIFC Corporation Insured)	5.00	12/01/2026	3,420,000	3,421,471
Kershaw County SC Public Schools Foundation Installment Power Revenue (Lease Revenue, CIFC Corporation Insured)	5.00	12/01/2018	250,000	268,895
Kershaw County SC Public Schools Foundation Installment Power Revenue (Lease Revenue, CIFC Corporation Insured)	5.00	12/01/2020	1,340,000	1,402,739
Kershaw County SC Public Schools Kershaw County School District Project (Lease Revenue, CIFC Corporation Insured)	5.00	12/01/2021	2,870,000	2,978,601

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	71

MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

South Carolina (continued)

Kershaw County SC Public Schools Kershaw County School District Project (Lease Revenue, CIFC Corporation Insured)	5.00%	12/01/2022	$1,405,000	$1,445,000
Kershaw County SC Public Schools Kershaw County School District Project (Lease Revenue, CIFC Corporation Insured)	5.00	12/01/2023	6,950,000	7,094,143
Lancaster SC Educational Assistance Program School District Lancaster County Project (Lease Revenue)	5.00	12/01/2026	2,895,000	2,920,215
Lee County SC School Facilities Incorporated Series 2006 (Lease Revenue, Radian Insured)	6.00	12/01/2031	2,890,000	2,900,491
Lexington County SC Health Services District Incorporated (Health Revenue)	5.00	11/01/2016	1,000,000	1,121,630
Newberry SC Newberry County School District Project (Lease Revenue)	5.25	12/01/2017	760,000	826,652
Piedmont SC Municipal Power Agency (Utilities Revenue, FGIC Insured)	6.75	01/01/2019	210,000	271,045
Piedmont SC Municipal Power Agency Series A (Utilities Revenue, FGIC Insured)	6.50	01/01/2014	290,000	330,490
Scago Educational Facilities Corporation for Calhoun School District (Lease Revenue, Radian Insured)	5.00	12/01/2012	590,000	614,131
Scago Educational Facilities Corporation for Colleton School District (Lease Revenue, Assured Guaranty Insured)	5.00	12/01/2015	150,000	167,708
South Carolina Education Assistance Authority Student Loan Series I (Education Revenue)	5.10	10/01/2029	2,805,000	2,865,420
South Carolina Housing Finance & Development Authority Mortgage Series A-2 (Housing Revenue, AGM Insured)	6.35	07/01/2019	355,000	359,988
South Carolina Housing Finance & Development Authority Mortgage Series B-1 (Housing Revenue, AGM Insured)	5.75	07/01/2015	245,000	246,134
South Carolina Jobs EDFA Hospital Facilities Georgetown Memorial Hospital (Health Revenue, AMBAC Insured)	6.00	11/01/2014	1,600,000	1,611,824
South Carolina State Education Assistance Authority Student Loan Series I (Education Revenue)	5.00	10/01/2024	6,445,000	6,604,320
Three Rivers SC Solid Waste Authority Capital Appreciation Landfill Gas Project (Resource Recovery Revenue)(z)	5.67	10/01/2030	980,000	333,367
Three Rivers SC Solid Waste Authority Capital Appreciation Landfill Gas Project (Resource Recovery Revenue)(z)	5.73	10/01/2031	1,835,000	584,429

				73,635,967

South Dakota: 0.54%
Education Loans Incorporated SD (GO - State, Guaranteed Student Loans Insured)§	5.45	06/01/2020	3,250,000	3,250,358
Lower Brule Sioux Tribe SD Series B (Tax Revenue)	5.50	05/01/2019	2,000,000	1,622,060
Lower Brule Sioux Tribe SD Series B (Tax Revenue)	5.60	05/01/2020	1,440,000	1,143,763
Rapid City SD Series A (Airport Revenue)	6.75	12/01/2031	1,020,000	1,071,296
Rapid City SD Series A (Airport Revenue)	7.00	12/01/2035	750,000	782,355
Sisseton-Wahpeton Sioux Tribe SD Lake Traverse Reservation (Miscellaneous Revenue)(i)	7.00	11/01/2013	245,000	227,632
Sisseton-Wahpeton Sioux Tribe SD Lake Traverse Reservation (Miscellaneous Revenue)(i)	7.00	11/01/2023	1,290,000	946,576
South Dakota EDFA Pooled Loan Program Angus Incorporated Project Series A (Utilities Revenue, LaSalle Bank NA LOC)	5.25	04/01/2012	300,000	310,065
South Dakota EDFA Pooled Loan Program Angus Incorporated Project Series A (Utilities Revenue, LaSalle Bank NA LOC)	5.25	04/01/2013	320,000	339,286
South Dakota EDFA Pooled Loan Program McEleeg Project Series B (IDR)	5.00	04/01/2014	370,000	396,807
South Dakota EDFA Pooled Loan Program Midstates Print Series A (IDR)	5.50	04/01/2018	535,000	546,428
South Dakota EDFA Pooled Loan Program Spearfish Forest Series A (Miscellaneous Revenue)	5.88	04/01/2028	2,860,000	2,923,206

				13,559,832

72	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Tennessee: 1.55%
Clarksville TN Natural Gas Acquisition Corporation (Energy Revenue)	5.00%	12/15/2015	$2,000,000	$2,129,620
Metropolitan Nashville Airport Authority Aero Nashville LLC Project (Port, Airport & Marina Authority Revenue)	5.20	07/01/2026	900,000	835,308
Tennessee Energy Acquisition Corporation Gas Series C (Energy Revenue)	5.00	02/01/2021	7,000,000	6,955,480
Tennessee Energy Acquisition Corporation Gas Series C (Energy Revenue)	5.00	02/01/2025	5,000,000	4,840,750
Tennessee Energy Acquisition Corporation Series A (Energy Revenue)	5.00	09/01/2015	500,000	524,145
Tennessee Energy Acquisition Corporation Series A (Energy Revenue)	5.00	09/01/2016	3,015,000	3,134,394
Tennessee Energy Acquisition Corporation Series A (Energy Revenue)	5.00	02/01/2022	2,000,000	1,962,560
Tennessee Energy Acquisition Corporation Series A (Energy Revenue)	5.25	09/01/2017	1,935,000	2,015,786
Tennessee Energy Acquisition Corporation Series A (Energy Revenue)	5.25	09/01/2018	3,200,000	3,316,288
Tennessee Energy Acquisition Corporation Series C (Energy Revenue)	5.00	02/01/2018	3,575,000	3,668,200
Tennessee Energy Acquisition Corporation Series C (Energy Revenue)	5.00	02/01/2019	9,200,000	9,256,120

				38,638,651

Texas: 9.48%
Arlington TX Special Obligation Dallas Cowboys Series A (Tax Revenue, NATL-RE Insured)§	5.00	08/15/2034	6,840,000	6,841,505
Beasley TX Higher Education Finance Corporation Focus Learning Academy Series A (Miscellaneous Revenue)	7.25	08/15/2026	550,000	549,186
Beasley TX Higher Education Finance Corporation Focus Learning Academy Series A (Miscellaneous Revenue)	7.75	08/15/2041	2,000,000	2,004,580
Central Texas Regional Mobility Authority Capital Appreciation (Transportation Revenue)(z)	7.10	01/01/2035	1,250,000	243,638
Central Texas Regional Mobility Authority Capital Appreciation (Transportation Revenue)(z)	7.19	01/01/2040	1,000,000	134,270
Central Texas Regional Mobility Authority Capital Appreciation (Transportation Revenue)(z)	6.54	01/01/2026	3,000,000	1,181,400
Central Texas Regional Mobility Authority Capital Appreciation (Transportation Revenue)(z)	6.62	01/01/2027	3,000,000	1,094,670
Central Texas Regional Mobility Authority Capital Appreciation (Transportation Revenue)(z)	6.93	01/01/2031	4,000,000	1,061,320
Central Texas Regional Mobility Authority Senior Lien (Transportation Revenue, NATL-RE FGIC Insured)(z)	2.53	01/01/2016	400,000	356,772
Central Texas Regional Mobility Authority Senior Lien (Transportation Revenue)(z)	6.13	01/01/2023	3,455,000	1,725,116
Central Texas Regional Mobility Authority Senior Lien (Transportation Revenue)(z)	6.40	01/01/2025	5,000,000	2,135,700
Central Texas Regional Mobility Authority Senior Lien (Transportation Revenue)(z)	6.72	01/01/2028	2,225,000	748,713
Central Texas Regional Mobility Authority Senior Lien (Transportation Revenue)(z)	6.81	01/01/2029	4,000,000	1,240,960
Central Texas Regional Mobility Authority Senior Lien (Transportation Revenue)	5.75	01/01/2025	2,000,000	2,059,580
Dallas TX Independent School District School Building (Tax Revenue, PSF-GTD Insured)	6.38	02/15/2034	10,000,000	11,595,600
Dallas-Fort Worth TX International Airport Series B (Port, Airport & Marina Authority Revenue, NATL-RE Insured)	6.25	11/01/2028	1,500,000	1,505,865
Garza County TX Public Facilities Corporation (Lease Revenue)	5.25	10/01/2016	1,200,000	1,239,900
Garza County TX Public Facilities Corporation (Lease Revenue)	5.25	10/01/2017	755,000	765,774
Garza County TX Public Facilities Corporation (Lease Revenue)	5.50	10/01/2016	825,000	861,977
Garza County TX Public Facilities Corporation (Lease Revenue)	5.50	10/01/2019	1,400,000	1,401,330
Garza County TX Public Facilities Corporation (Lease Revenue)	5.75	10/01/2025	1,750,000	1,703,398

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	73

MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Texas (continued)
Harris County TX Health Facilities Development Corporation Hospital Memorial Hermann Health Care Systems Series B (Health Revenue)	7.25%	12/01/2035	$11,000,000	$12,138,060
Harris County TX Health Facilities Development Corporation Memorial Hospital Systems Project Series A (Health Revenue, NATL-RE Insured)	6.00	06/01/2013	500,000	540,205
Houston TX Water Conveyance COP Series H (Lease Revenue, AMBAC Insured)	7.50	12/15/2015	1,400,000	1,617,336
Houston TX Airport System Series C (Port, Airport & Marina Authority Revenue, XLCA Insured)(m)(a)§±(n)	0.37	07/01/2032	7,400,000	6,646,136
Houston TX Water Conveyance Systems COP Series H (Lease Revenue, AMBAC Insured)	7.50	12/15/2014	1,000,000	1,127,600
La Vernia TX Higher Education Finance Corporation Series A (Miscellaneous Revenue)	6.25	02/15/2017	750,000	798,068
La Vernia TX Higher Education Finance Lifeschools of Dallas Series A (Miscellaneous Revenue)	6.25	08/15/2021	6,165,000	6,318,139
La Vernia TX Higher Education Finance Lifeschools of Dallas Series A (Miscellaneous Revenue)	7.50	08/15/2041	6,500,000	6,605,625
Lewisville TX Combination Contract (Miscellaneous Revenue)	6.75	10/01/2032	2,390,000	2,355,226
Lower Colorado TX River Authority Prerefunded Series A (Miscellaneous Revenue)	7.25	05/15/2037	4,905,000	6,035,701
Lower Colorado TX River Authority Series A (Miscellaneous Revenue)	6.50	05/15/2037	5,000,000	5,282,500
Lower Colorado TX River Authority Unrefunded Balance (Miscellaneous Revenue)	7.25	05/15/2037	95,000	103,414
North Texas Higher Education Authority Incoming Student Loan Series A-2 (Education Revenue)±	1.21	07/01/2030	25,790,000	25,160,466
Sabine River Authority TX PCR TXU Electric Company Project Series B (Resource Recovery Revenue)§±	5.75	05/01/2030	7,865,000	7,728,385
San Leanna TX Education Facilities Corporation Street Edwards University Project (Education Revenue)	5.13	06/01/2022	1,735,000	1,778,687
San Leanna TX Education Facilities Corporation Street Edwards University Project (Education Revenue)	5.13	06/01/2023	1,000,000	1,016,380
San Leanna TX Education Facilities Corporation Street Edwards University Project (Education Revenue)	5.13	06/01/2024	750,000	754,913
Southeast Texas Housing Finance Corporation Mortgage-Backed Securities PG Series B (Housing Revenue, GNMA/FNMA Insured)	6.30	10/01/2035	407,333	415,260
Southeast Texas Housing Finance Corporation Mortgage-Backed Securities Series B (Housing Revenue, GNMA/FNMA Insured)	6.00	02/01/2036	756,306	757,781
Tarrant County TX Cultural Education Facilities Finance Corporation (Health Revenue)(i)^^	6.38	11/01/2036	8,400,000	3,081,960
Tarrant County TX Cultural Education Facilities Finance Corporation Air Force Village Obligation Group (Health Revenue)	5.00	05/15/2017	1,400,000	1,456,966
Tarrant County TX Cultural Education Facilities Finance Corporation Retirement Facilities (Health Revenue)	6.50	11/15/2014	1,230,000	1,219,643
Tarrant County TX Cultural Education Facilities Finance Corporation Texas Health Resources Series A (Health Revenue)	5.00	02/15/2023	9,900,000	10,363,320
Texas Gas Supply SA Energy Acquisition Public Facilities Corporation (Energy Revenue)	5.50	08/01/2021	5,915,000	6,095,230
Texas Gas Supply SA Energy Acquisition Public Facilities Corporation (Energy Revenue)	5.50	08/01/2023	7,810,000	7,971,511
Texas Municipal Gas Acquisition & Supply Corporation I Senior Lien Series A (Energy Revenue)	5.00	12/15/2016	450,000	472,446
Texas Municipal Gas Acquisition & Supply Corporation I Senior Lien Series A (Energy Revenue)	5.25	12/15/2019	1,045,000	1,050,079

74	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Texas (continued)
Texas Municipal Gas Acquisition & Supply Corporation I Senior Lien Series A (Energy Revenue)	5.25%	12/15/2024	$4,760,000	$4,578,596
Texas Municipal Gas Acquisition & Supply Corporation I Senior Lien Series D (Energy Revenue)	5.63	12/15/2017	16,965,000	18,293,868
Texas Municipal Gas Acquisition & Supply Corporation I Series D (Energy Revenue)	6.25	12/15/2026	4,000,000	4,190,320
Texas Municipal Gas Acquisition & Supply Corporation I Sub Lien Series C (Energy Revenue)§±	1.61	12/15/2026	1,250,000	848,688
Texas Municipal Gas Acquisition & Supply Corporation Series A (Energy Revenue)§±	0.66	09/15/2027	5,000,000	3,894,800
Texas Municipal Gas Acquisition & Supply Corporation Series A (Energy Revenue)§±	0.87	09/15/2017	7,035,000	6,836,613
Texas Municipal Gas Acquisition & Supply Corporation Series B (Energy Revenue)§±	0.58	09/15/2017	33,500,000	32,175,075
Texas Municipal Gas Acquisition & Various Senior Lien Series B (Energy Revenue)§±	0.86	12/15/2026	3,500,000	2,444,365
Texas Municipal Power Agency (Utilities Revenue, NATL-RE Insured)(z)	1.43	09/01/2015	40,000	37,666
Texas State PFA Charter School Finance Corporation Uplift Education Series A (Miscellaneous Revenue)	5.75	12/01/2027	235,000	214,482
Texas State PFA Charter School Finance Corporation Uplift Education Series A (Miscellaneous Revenue)	5.88	12/01/2036	880,000	764,984
Texas State PFA Cosmos Foundation Series A (Miscellaneous Revenue)	5.00	02/15/2018	2,025,000	2,020,363
Travis County TX Housing Finance Corporation Series A (Housing Revenue, GNMA Insured)§±	6.35	10/01/2034	954,936	981,311

				236,623,422

Utah: 0.70%
Carbon County UT Solid Waste Disposal Laidlaw Environmental Project Series A (IDR)	7.45	07/01/2017	1,000,000	1,002,760
Spanish Fork City UT Charter School American Leadership Academy (Miscellaneous Revenue)††	5.55	11/15/2021	1,555,000	1,408,628
Utah County UT Charter School Ronald Wilson Reagan Series A (Miscellaneous Revenue)	5.75	02/15/2022	900,000	820,350
Utah Housing Finance Agency SFHR Series C-2 (Housing Revenue, FHA Insured)	5.75	07/01/2021	10,000	10,050
Utah Housing Finance Agency SFHR Series E-1 (Housing Revenue, FHA Insured)	5.38	07/01/2018	15,000	15,110
Utah State Charter School Finance Authority Early Light Academy Project (Miscellaneous Revenue)	8.50	07/15/2046	6,280,000	6,470,849
Utah State Charter School Finance Authority MTN (Miscellaneous Revenue)	8.00	07/15/2030	2,135,000	2,174,668
Utah State Charter School Finance Authority MTN (Miscellaneous Revenue)	8.00	07/15/2041	3,910,000	3,922,199
West Valley City UT Charter School Monticello Academy (Miscellaneous Revenue)††	6.38	06/01/2037	1,945,000	1,639,343

				17,463,957

Virgin Islands: 1.54%
Virgin Islands PFA Senior Lien Matching Fund Loan Note Series A (Water & Sewer Revenue)	5.25	10/01/2018	435,000	456,441
Virgin Islands PFA Senior Lien Matching Fund Loan Note Series A (Water & Sewer Revenue)	5.25	10/01/2019	300,000	312,522

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	75

MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Virgin Islands (continued)
Virgin Islands PFA Series A (Miscellaneous Revenue)	6.75%	10/01/2037	$5,750,000	$6,020,710
Virgin Islands PFA Series B (Tax Revenue)	5.00	10/01/2025	6,300,000	6,051,150
Virgin Islands PFA Series C (Miscellaneous Revenue)	5.00	10/01/2016	4,040,000	4,397,419
Virgin Islands PFA Series C (Miscellaneous Revenue)	5.00	10/01/2018	8,860,000	9,452,734
Virgin Islands PFA Sub Lien Series C (Miscellaneous Revenue)	5.00	10/01/2017	2,000,000	2,154,260
Virgin Islands PFA Sub Lien Series C (Miscellaneous Revenue)	5.00	10/01/2022	5,500,000	5,567,100
Virgin Islands PFA Sub Matching Fund Loan Notes Series A (Tax Revenue)	5.00	10/01/2025	4,000,000	3,937,640

				38,349,976

Virginia: 1.58%
Arlington County VA IDA MFHR Patrick Henry Apartments Project (Housing Revenue, FNMA Insured)	6.05	11/01/2032	1,725,000	1,734,470
Buena Vista VA IDA Water & Sewer Facilities Route 60 Project (Water & Sewer Revenue)	6.25	07/15/2011	45,000	45,040
Dulles Town VA CDA Special Assessment Tax (Miscellaneous Revenue)	6.25	03/01/2026	8,480,000	8,406,902
Fairfax County VA Redevelopment & Housing Authority Housing for the Elderly Series A (Housing Revenue, FHA Insured)	6.00	09/01/2016	500,000	501,225
Henrico County VA IDA Solid Waste Browning Ferris Industrial South Atlantic Incorporated Series A (Resource Recovery Revenue)	5.88	03/01/2017	3,750,000	3,755,813
King & Queen County VA IDA Authority Public Facilities Lease King & Queen Courts Complex Series A (Lease Revenue, Radian Insured)	5.63	07/15/2017	1,000,000	1,000,980
Marquis VA CDA (Miscellaneous Revenue)(i)	5.63	09/01/2018	1,855,000	1,483,740
Montgomery County VA IDA (Lease Revenue, AMBAC Insured)	5.50	01/15/2020	1,120,000	1,163,232
Reynolds Crossing VA CDA Reynolds Crossing Project (Miscellaneous Revenue)	5.10	03/01/2021	2,774,000	2,636,326
Richmond VA IDA Student Housing University Real Estate Foundation (Education Revenue)	5.45	01/01/2021	1,000,000	1,021,160
Roanoke VA IDA Hospital Carilion Health Systems Series A (Health Revenue, NATL-RE Insured)	5.50	07/01/2018	3,670,000	3,796,505
Suffolk VA Redevelopment & Housing Authority MFHR Hope Village Apartments Project (Housing Revenue)	5.10	02/01/2014	470,000	480,190
Virginia Biotechnology Research Park IDA Biotech Five Project Series A (Lease Revenue, Branch Banking & Trust LOC)	5.25	10/01/2014	1,125,000	1,132,898
Virginia HDA Commonwealth Mortgage Series A1 (Housing Revenue)	4.85	04/01/2019	3,100,000	3,177,810
Virginia HDA Commonwealth Mortgage Series A1 (Housing Revenue)	4.85	10/01/2019	3,100,000	3,174,524
Virginia State Resources Authority Unrefunded Balance 2010 (Utilities Revenue, NATL-RE Insured)	5.50	05/01/2016	30,000	30,422
Watkins Centre VA CDA (Miscellaneous Revenue)	5.40	03/01/2020	1,118,000	1,081,855
Winchester VA IDA Winchester Medical Center Incorporated (Health Revenue, AMBAC Insured)§±	5.50	01/01/2015	2,630,000	2,825,751
Winchester VA IDA Winchester Medical Center Incorporated (Health Revenue, AMBAC Insured)§±	5.50	01/01/2015	1,890,000	2,030,673

				39,479,516

Washington: 1.83%
Ocean Shores WA Local Improvement Number 2007-01 (Miscellaneous Revenue)	7.25	02/01/2031	5,000,000	5,289,550
Port of Sunnyside WA (Port, Airport & Marina Authority Revenue)	6.63	12/01/2021	2,250,000	2,382,255
Quinault Indian Nation WA Quinault Beach Series A (Miscellaneous Revenue, ACA Insured)	5.80	12/01/2015	605,000	604,927
Tobacco Settlement Authority WA Asset-Backed (Tobacco Revenue)	5.50	06/01/2012	250,000	255,940

76	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Washington (continued)
Tobacco Settlement Authority WA Asset-Backed (Tobacco Revenue)	6.50%	06/01/2026	$19,590,000	$19,865,435
Washington Health Care Facilities Authority Catholic Health Initiatives Series D (Health Revenue)(h)††±	6.38	10/01/2016	16,000,000	17,162,240

				45,560,347

West Virginia: 0.01%
Ohio County WV Fort Henry Center Financing District Series A (Tax Revenue)	5.00	06/01/2015	215,000	217,430

Wisconsin: 1.92%
Milwaukee WI RDA Science Education Consortium Project Series A (Miscellaneous Revenue)	5.13	08/01/2015	470,000	469,972
Milwaukee WI RDA Science Education Consortium Project Series A (Miscellaneous Revenue)	5.63	08/01/2025	1,500,000	1,340,505
Milwaukee WI RDA Science Education Consortium Project Series A (Miscellaneous Revenue)	5.75	08/01/2035	1,865,000	1,559,494
Monroe WI RDA Monroe Clinic Incorporated (Health Revenue)	5.88	02/15/2039	1,500,000	1,518,705
Oneida Tribe of Indians WI (Tax Revenue)††	5.50	02/01/2021	7,300,000	7,723,692
Superior WI Limited Obligation Midwest Energy Series E (Miscellaneous Revenue, NATL-RE FGIC Insured)	6.90	08/01/2021	5,000,000	6,170,600
Waukesha County WI Housing Authority The Arboretum Project (Housing Revenue)§±	5.00	12/01/2027	2,800,000	2,815,876
Wisconsin State HEFA Aurora Health Care Incorporated A (Health Revenue)	5.25	04/15/2024	1,000,000	1,012,420
Wisconsin State HEFA Aurora Medical Group Incorporated Project (Health Revenue, AGM Insured)	5.75	11/15/2025	1,205,000	1,206,241
Wisconsin State HEFA Children’s Hospital Wisconsin B (Health Revenue)	5.38	08/15/2024	500,000	540,615
Wisconsin State HEFA Fort Health Care Incorporated Project (Health Revenue)	6.10	05/01/2034	3,715,000	3,656,192
Wisconsin State HEFA Marshfield Clinic (Health Revenue, NATL-RE Insured)	5.75	02/15/2027	9,870,000	9,849,076
Wisconsin State HEFA Marshfield Clinic Series B (Health Revenue)	6.00	02/15/2025	2,000,000	2,006,000
Wisconsin State HEFA Ministry Health Care Series A (Health Revenue, NATL-RE Insured)	5.13	02/15/2022	1,300,000	1,311,063
Wisconsin State HEFA Series M (Health Revenue, NATL-RE Insured)(m)(a)§±(n)	0.47	06/01/2019	7,000,000	6,627,844

				47,808,295

Wyoming: 0.51%
Evansville WY Polypipe Incorporated Project (IDR, JPMorgan Chase & Company LOC)	4.65	12/01/2016	4,625,000	4,843,994
West Park Hospital District WY Series A (Hospital Revenue)	6.38	06/01/2026	2,000,000	2,056,840
West Park Hospital District WY Series A (Hospital Revenue)	6.50	06/01/2031	1,000,000	1,014,520
West Park Hospital District WY Series A (Hospital Revenue)	7.00	06/01/2040	3,000,000	3,077,340
West Park Hospital District WY Series B (Hospital Revenue)	6.50	06/01/2027	500,000	517,700
West Park Hospital District WY Series B (Hospital Revenue)	7.00	06/01/2035	1,085,000	1,114,555

				12,624,949

Total Municipal Bonds and Notes (Cost $2,462,145,389)				2,476,196,759

	Yield		Shares

Short-Term Investments: 0.72%

Investment Companies: 0.67%
Wells Fargo Advantage National Tax-Free Money Market Fund(l)(u)	0.01		16,677,028	16,677,028

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	77

MUNICIPAL BOND FUND

Security Name	Yield	Maturity Date	Principal	Value

US Treasury Securities: 0.05%
US Treasury Bill(z)#	0.02%	09/22/2011	$1,400,000	$1,399,948

Total Short-Term Investments (Cost $18,076,976)				18,076,976

Total Investments in Securities
(Cost $2,480,222,365)*	99.97%	2,494,273,735
Other Assets and Liabilities, Net	0.03	732,351

Total Net Assets	100.00%	$2,495,006,086

(m)	An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

§	Security is subject to a demand feature which reduces the effective maturity.

±	Variable rate investments.

(n)	Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

(z)	Zero coupon security. Rate represents yield to maturity.

(h)	Underlying security in inverse floater structure.

(x)	Inverse floating rate security.

††	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

^^	Security is currently in default with regards to scheduled interest and/or principal payments.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $2,482,099,381 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$72,330,929
Gross unrealized depreciation	(60,156,575)

Net unrealized appreciation	$12,174,354

The accompanying notes are an integral part of these financial statements.

78	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

SHORT-TERM MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Municipal Bonds and Notes: 96.93%

Alabama: 1.73%
Birmingham AL Airport Authority (Port, Airport & Marina Authority Revenue)	3.00%	07/01/2013	$1,245,000	$1,277,258
Birmingham AL Medical Clinic (Health Revenue, SunTrust Bank LOC)§±	0.55	09/01/2015	9,045,000	9,045,000
Chatom AL Industrial Development Board Power South Energy Cooperative Projects Series A (Utilities Revenue)§±	1.00	11/15/2038	21,000,000	21,005,880
Chatom AL Industrial Development Board Solid Refunding PowerSouth Energy (Utilities Revenue)	4.00	08/01/2014	5,840,000	6,177,727
Chatom AL Industrial Development Board Solid Refunding PowerSouth Energy (Utilities Revenue)	4.00	08/01/2015	2,890,000	3,068,891
Courtland AL Industrial Development Board International Paper Company Project Series A (IDR)	5.00	11/01/2013	4,000,000	4,230,560
East AL Health Care Authority Series B (Health Revenue)	4.63	09/01/2012	1,150,000	1,176,508
Huntsville AL Solid Waste Disposal Authority (Resource Recovery Revenue, NATL-RE Insured)	5.75	10/01/2012	3,000,000	3,012,330
Jefferson County AL Series B8 (Water & Sewer Revenue, AGM Insured)	5.25	02/01/2016	500,000	482,840
Mobile AL Industrial Development Board PCR Alabama Power Company Barry Series A (IDR)§±	4.75	06/01/2034	9,755,000	10,021,994
Mobile AL Industrial Development Board PCR Alabama Power Company Barry Series B (IDR)§±	4.88	06/01/2034	1,500,000	1,587,660
University of Alabama at Birmingham Hospital Series A (Health Revenue)	4.00	09/01/2011	1,000,000	1,004,960
University of Alabama at Birmingham Hospital Series A (Health Revenue)	5.00	09/01/2012	800,000	833,456
University of Alabama at Birmingham Hospital Series A (Health Revenue)	5.00	09/01/2013	380,000	406,581
Wedowee Chimney Cove AL Improvement District Chimney Cove Project (Miscellaneous Revenue, West Georgia National Bank LOC)§^^±	5.00	07/01/2037	3,245,000	1,947,325

				65,278,970

Alaska: 0.12%
Alaska Energy Authority Utilities (Utilities Revenue, FSA Insured)	6.60	07/01/2015	3,200,000	3,459,744
Alaska Industrial Development & Export Authority Unrefunded Balance Snettisham 1st (Utilities Revenue, AMBAC Insured)	6.00	01/01/2015	460,000	461,007
Alaska Student Loan Corporation (Education Revenue)	5.00	06/01/2014	500,000	547,680

				4,468,431

Arizona: 2.63%
Arizona Health Facilities Authority Phoenix Catholic Healthcare West Series E (Health Revenue)§±	5.00	07/01/2029	2,570,000	2,682,103
Arizona Health Facilities Authority Phoenix Children’s Hospital Series A (Health Revenue)§±	1.11	02/01/2042	21,515,000	19,283,464
Arizona Health Facilities Authority Phoenix Children’s Hospital Series B (Health Revenue)§±	0.96	02/01/2042	15,175,000	13,675,558
Arizona School Facilities Board State School Trust (Miscellaneous Revenue, AMBAC Insured)	4.25	07/01/2015	4,225,000	4,367,932
Arizona School Facilities Board State School Trust Series A (Miscellaneous Revenue, AMBAC Insured)	5.50	07/01/2014	4,590,000	4,899,458
Arizona Sports & Tourism Authority Multipurpose Stadium Facility Project (Tax Revenue, Allied Irish Bank plc LOC)§±	0.75	07/01/2036	14,050,000	14,050,000
Arizona Sports & Tourism Authority Multipurpose Stadium Facility Project (Miscellaneous Revenue, NATL-RE Insured)	5.25	07/01/2015	2,300,000	2,400,786
Arizona State Series B (Lease Revenue, AGM Insured)	5.00	10/01/2013	1,750,000	1,877,873
Fort McDowell AZ Yavapai Nation Gaming (Miscellaneous Revenue)	7.75	05/01/2024	18,525,000	19,319,723

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	79

SHORT-TERM MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Arizona (continued)
Gilbert AZ Water Reserve Municipal Property Corporation Sub Lien (Water & Sewer Revenue)	4.75%	10/01/2032	$3,000,000	$2,894,670
Maricopa County AZ IDA Catholic Healthcare West Series A (Health Revenue)	5.00	07/01/2013	2,000,000	2,122,500
Maricopa County AZ IDA Catholic Healthcare West Series A (Health Revenue)	5.00	07/01/2016	1,270,000	1,273,924
Maricopa County AZ IDA Catholic Healthcare West Series B (Health Revenue)§±	5.00	07/01/2025	635,000	663,226
Pima County AZ IDA Constellation Schools Project (Lease Revenue)	6.38	01/01/2019	2,955,000	2,912,714
Pima County AZ IDA Global Water Research LLC Project (IDR)	5.50	12/01/2013	1,635,000	1,613,156
Verrado AZ Community Facilities District # 1 (Tax Revenue)	4.85	07/15/2014	1,165,000	1,165,175
Watson AZ Community Facilities Distribution (Miscellaneous Revenue)	5.10	07/01/2012	1,166,000	1,168,519
Watson AZ Community Facilities Distribution (Miscellaneous Revenue)	5.20	07/01/2013	1,233,000	1,232,951
Watson AZ Community Facilities Distribution (Miscellaneous Revenue)	5.30	07/01/2014	1,400,000	1,391,194
White Mountain AZ Apache Tribe Fort Apache Indian Reservation Fort Apache Timber Equipment Lease (Miscellaneous Revenue)	6.25	03/04/2012	600,747	322,000

				99,316,926

Arkansas: 0.01%
Arkansas State Development Financial Authority Public Health Laboratory Project (Health Revenue, AMBAC Insured)§	3.90	12/01/2024	285,000	285,131

California: 10.24%
ABAG Finance Authority for Nonprofit Corporation California Georgiana Bruce Kirby Preparatory School (Education Revenue, Comerica Bank LOC)§±	3.85	02/01/2037	2,190,000	2,215,251
Alameda County CA COP Capital Appreciation (Lease Revenue, NATL-RE Insured) (z)	4.80	06/15/2014	2,185,000	1,898,284
Alameda County CA COP Refunding Series A (Lease Revenue, NATL-RE Insured)	5.38	12/01/2014	3,500,000	3,574,900
Alhambra CA City Elementary School Project Series D (Tax Revenue, AGM Insured) (z)	2.44	09/01/2014	1,570,000	1,452,878
California HFA AMT Home Mortgage Series L (Housing Revenue, FGIC FHA VA Guaranty Insured)	4.05	02/01/2014	1,000,000	985,840
California HFFA Catholic Healthcare West Series F (Health Revenue)§±	5.00	07/01/2027	6,025,000	6,558,454
California HFFA Catholic Healthcare West Series G (Health Revenue)§±	5.00	07/01/2028	3,000,000	3,129,330
California HFFA Cedars-Sinai Medical Center (Health Revenue)	5.00	08/15/2012	2,500,000	2,616,500
California Municipal Finance Authority Waste Management Incorporated Project Series A (Resource Recovery Revenue)§±	2.38	02/01/2039	10,000,000	10,050,400
California PCFA Solid Waste Disposal North County Recycling Center Series A (Resource Recovery Revenue)	6.75	07/01/2011	95,000	95,015
California PCFA Pacific Gas & Electric Series A (IDR, NATL-RE Insured)§±	5.35	12/01/2016	7,700,000	7,862,624
California PCFA Solid Waste Disposal Browning Ferris Industries (Housing Revenue, FGIC Insured)	4.55	02/01/2015	2,670,000	2,678,678
California PCFA Waste Management Incorporated Project Series A (Resource Recovery Revenue)§±	5.00	11/01/2038	5,000,000	5,245,350
California PCFA West Company Series A (Resource Recovery Revenue, Bank of America NA LOC)	5.13	01/01/2014	1,270,000	1,272,692
California State Economic Recovery Series A (Tax Revenue)	5.00	07/01/2016	8,500,000	8,529,920
California State Series DCL-011 (Miscellaneous Revenue, Dexia Credit Local LOC, FSA Insured)§±	2.60	08/01/2027	36,425,000	36,425,000
California Statewide CDA Disposal Republic Services Series A (Resource Recovery Revenue)	4.95	12/01/2012	1,250,000	1,309,538

80	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

SHORT-TERM MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
California Statewide CDA International School Peninsula Project (Education Revenue)	4.60%	11/01/2013	$400,000	$400,740
California Statewide CDA Proposition 1A Receivables Program (Miscellaneous Revenue)	5.00	06/15/2013	1,000,000	1,074,740
Centinela Valley California Union High Capital Appreciation BAN (Tax Revenue)(z)	3.10	12/01/2013	4,755,000	4,411,118
Centinela Valley California Union High Capital Appreciation BAN (Tax Revenue)(z)	4.00	12/01/2013	5,670,000	5,940,572
Chino Ontario Upland CA Water Facilities Authority COP Agua de Lejos Project (Water & Sewer Revenue, NATL-RE FGIC Insured)	5.20	10/01/2015	750,000	752,745
Culver City CA RDFA (Tax Revenue, AMBAC Insured)	5.50	11/01/2014	1,890,000	1,941,219
Delano CA Financing Authority Lease Police Station & Capital Improvements Series A (Lease Revenue)	3.00	12/01/2013	940,000	951,468
Dinuba CA Redevelopment Agency Merged City Redevelopment Project # 2 (Tax Revenue)	4.45	10/01/2011	3,300,000	3,304,587
Eureka CA USD Series A (Tax Revenue, NATL-RE FGIC Insured)(z)	4.20	08/01/2018	7,325,000	5,447,529
Gilroy CA School District Measure P (Tax Revenue)	5.00	04/01/2013	8,500,000	8,985,180
Golden Empire Schools Financing Authority CA Kern High School District Project (Lease Revenue)	4.00	05/01/2012	15,000,000	15,413,100
Golden State Tobacco Securitization Corporation CA Enhanced Asset-Backed Series A (Tobacco Revenue, AMBAC Insured)	5.00	06/01/2013	5,575,000	5,835,687
Inland Valley CA Development Agency Series C (Tax Revenue)§±	4.50	03/01/2041	14,700,000	15,218,616
Inland Valley CA Development Agency Series B (Tax Revenue)§±	4.25	03/01/2041	35,100,000	36,083,151
Kern CA Community College District COP (Lease Revenue)	4.00	04/01/2014	16,000,000	16,539,040
Kirkwood Meadows CA Public Utility District (Utilities Revenue)	4.50	05/01/2013	6,715,000	6,751,865
Lakeside CA USD Election 2008 Series A (Tax Revenue)(z)	3.36	06/01/2014	6,000,000	5,440,380
Long Beach CA Bond Finance Authority Series A (Energy Revenue)	5.00	11/15/2014	800,000	861,904
Long Beach CA Community College District BAN Series A (Miscellaneous Revenue)	9.85	01/15/2013	18,000,000	20,432,700
Los Angeles County CA Metropolitan Transportation Authority Proposition A 1st Tier Series A3 (Tax Revenue)§±	3.00	07/01/2031	5,940,000	5,940,000
Los Angeles County CA Metropolition Authority Series A4 (Tax Revenue)§±	3.00	07/01/2031	31,760,000	31,760,000
Monterey County CA COP Refinancing Project (Lease Revenue, AGM Insured)	4.00	08/01/2013	800,000	838,048
Northern California Gas Authority # 1 LIBOR (Energy Revenue)±	0.80	07/01/2017	17,745,000	15,432,827
Northern California Gas Authority # 1 LIBOR (Energy Revenue)±	0.83	07/01/2019	18,025,000	14,255,252
Northern California Power Agency RB Hydroelectric Project Series A (Utilities Revenue, Dexia Credit Local LOC)§±	0.32	07/01/2032	13,050,000	13,050,000
Oakland CA USD (Tax Revenue, NATL-RE FGIC Insured)	5.00	08/01/2016	2,810,000	3,027,550
Port Hueneme CA Redevelopment Agency Central Community Project (Tax Revenue, AMBAC Insured)	5.50	05/01/2014	1,270,000	1,283,348
Port of Oakland CA Series K Unrefunded Balance (Port, Airport & Marina Authority Revenue, NATL-RE FGIC Insured)	5.75	11/01/2014	2,485,000	2,492,033
Port of Oakland CA Series K Unrefunded Balance (Port, Airport & Marina Authority Revenue, NATL-RE FGIC Insured)	5.88	11/01/2017	2,975,000	2,980,682
Port of Oakland CA Series N AMT (Port, Airport & Marina Authority Revenue, NATL-RE Insured)	5.00	11/01/2014	4,090,000	4,234,786
Poway CA Community Facilities District # 88-1 Parkway Business (Tax Revenue)	3.50	08/15/2013	3,070,000	3,096,678
Sacramento CA City Financing Authority Series A (Lease Revenue, AMBAC Insured)	5.38	11/01/2014	5,670,000	5,885,687
Sacramento CA City Financing Authority Series B (Lease Revenue)	5.00	11/01/2014	1,480,000	1,526,013
San Bernardino County CA COP Arrowhead Project Series A (Lease Revenue)	5.00	08/01/2012	1,315,000	1,369,796

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	81

SHORT-TERM MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
San Diego CA PFFA Ballpark Series A (Lease Revenue, AMBAC Insured)††	5.00%	02/15/2014	$4,310,000	$4,679,238
San Diego CA PFFA Ballpark Series A (Lease Revenue, AMBAC Insured)††	5.00	02/15/2015	4,525,000	4,978,812
San Francisco CA Building Authority Civic Center Project Series A (Lease Revenue)	5.00	12/01/2013	1,000,000	1,079,520
San Francisco CA City & County Redevelopment Agency Hotel Occupancy (Tax Revenue, AGM Insured)	3.00	06/01/2014	790,000	816,220
San Francisco CA City & County Redevelopment Agency Hotel Occupancy (Tax Revenue, AGM Insured)	4.00	06/01/2015	2,515,000	2,692,785
Savanna CA Elementary School District BAN (Tax Revenue)	4.00	05/01/2012	900,000	919,206
Savanna CA Elementary School District Capital Appreciation (Tax Revenue)(z)	2.28	05/01/2012	2,000,000	1,961,960
Sierra CA Joint Community College District School Facilities Improvement District # 2 Capital Appreciation Series B (Tax Revenue, NATL-RE Insured)(z)	3.09	08/01/2015	500,000	440,730
Southern California Public Power Authority National Gas Project Revenue Series A (Energy Revenue)	5.00	11/01/2013	1,000,000	1,070,550
Upland CA COP San Antonio Community Hospital Project (Lease Revenue)	5.00	01/01/2015	1,915,000	2,077,967
Washington Township CA Health Care District Election 2004 Series A (Tax Revenue)	6.50	08/01/2013	750,000	824,910
Washington Township CA Health Care District Election 2004 Series A (Tax Revenue)	6.50	08/01/2014	1,000,000	1,133,810
Washington Township CA Health Care District Series A (Health Revenue)	4.25	07/01/2011	775,000	775,047
Washington Township CA Health Care District Series A (Health Revenue)	5.00	07/01/2012	300,000	308,136
Washington Township CA Health Care District Series A (Health Revenue)	5.00	07/01/2014	1,000,000	1,064,420
Whittier CA Health Facility Revenue Presbyterian Intercommunity Hospital D (Health Revenue)	5.00	06/01/2013	3,000,000	3,198,960

				386,881,966

Colorado: 0.85%
Colorado ECFA Twin Peaks Charter School (Miscellaneous Revenue)	5.75	11/15/2018	195,000	208,114
Colorado Health Facilities Authority Catholic Health Series C-2 (Health Revenue)§±	4.00	10/01/2040	3,000,000	3,303,000
Colorado Springs CO Series A (Utilities)§±	2.00	11/01/2023	10,000,000	10,000,000
Confluence Metropolitan District CO (Tax Revenue)	5.25	12/01/2017	2,000,000	1,772,020
E-470 Public Highway Authority CO Series B (Transportation Revenue, NATL-RE Insured)(z)	3.15	09/01/2011	6,330,000	6,295,755
Meridian Metropolitan District CO Series A (Tax Revenue, Radian Insured)	5.38	12/01/2013	1,115,000	1,130,331
Public Authority for Colorado Energy Natural Gas (Energy Revenue)	5.75	11/15/2018	8,945,000	9,524,099

				32,233,319

Connecticut: 0.95%
Connecticut State Series A (Miscellaneous Revenue)§±	0.88	05/15/2017	17,000,000	17,000,000
Connecticut State Series A (Miscellaneous Revenue)§±	1.03	05/15/2018	11,240,000	11,240,000
Connecticut State Series C (Miscellaneous Revenue)§±	0.76	05/15/2016	5,000,000	4,993,050
Eastern Connecticut Resource Recovery Authority Solid Waste Wheelabrator Lisbon CT Incorporated Project Series A (Resource Recovery Revenue)	5.50	01/01/2014	2,365,000	2,371,433
Naugatuck CT COP Incineration Facility Project Series A (Lease Revenue, AMBAC Insured)	5.00	06/15/2015	305,000	311,942

				35,916,425

District of Columbia: 0.46%
District of Columbia (Miscellaneous Revenue, SunTrust Bank LOC) §±	0.55	10/01/2037	6,300,000	6,300,000
District of Columbia BAN Pilot Arthur (Tax Revenue)	4.00	12/01/2012	2,900,000	3,023,047

82	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

SHORT-TERM MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

District of Columbia (continued)
District of Columbia Convention Center Authority Series A (Tax Revenue, AMBAC Insured)	5.00%	10/01/2012	$1,980,000	$2,079,218
District of Columbia HFA Series B (Housing Revenue)	5.63	06/01/2035	770,000	790,405
District of Columbia Tobacco Settlement Financing Corporation Asset-Backed Bonds (Tobacco Revenue)	5.70	05/15/2012	5,000,000	5,060,550

				17,253,220

Florida: 9.49%
Arcadia FL Housing Authority Arcadia Oaks Association Limited Project (Housing Revenue)	4.25	01/01/2012	2,800,000	2,804,620
Boynton Beach FL Utility System Refunding (Water & Sewer Revenue, NATL-RE FGIC Insured)	5.00	11/01/2012	270,000	275,306
Brevard County FL HFA Series B (Housing Revenue, GNMA Insured)	6.50	09/01/2022	90,000	95,415
Broward County FL Series E (Port, Airport & Marina Authority Revenue, NATL-RE Insured)	5.25	10/01/2011	5,000,000	5,019,150
Cape Coral FL BAN (Water & Sewer Revenue)	6.00	10/01/2011	6,000,000	6,059,460
Citizens Property Insurance Corporation of Florida (Miscellaneous Revenue, AMG Insured)§±	1.00	06/01/2014	30,000,000	30,000,000
Citrus County FL COP (Lease Revenue, Assured Guaranty Insured)	4.00	04/01/2013	2,170,000	2,262,616
Connerton FL West Community Development District Series B (Miscellaneous Revenue)^^	5.13	05/01/2016	1,400,000	560,980
Cooper City FL Utility System (Water & Sewer Revenue, AMBAC Insured)(z)	6.70	10/01/2013	1,210,000	1,043,189
Emerald Coast FL Series B (Utilities Revenue, NATL-RE-IBC FGIC Insured)	6.25	01/01/2013	1,000,000	1,069,730
Escambia County FL HFA Multi County Program Series A2 (Housing Revenue, GNMA, FNMA, FHA & Veteran Affairs Mortgages Insured)	6.95	04/01/2024	385,000	397,655
Escambia County FL Utilities Authority (Utilities Revenue, NATL-RE FGIC Insured)	6.25	01/01/2015	1,290,000	1,391,717
Florida Housing Finance Corporation (Housing Revenue)	4.25	12/15/2012	6,740,000	6,744,920
Florida Housing Finance Corporation Series 2 (Housing Revenue)	5.00	01/01/2035	1,150,000	1,157,326
Florida State Board of Education Series B (Miscellaneous Revenue, NATL-RE FGIC Insured)	5.50	07/01/2014	2,300,000	2,323,322
Florida State Department of Corrections COP Okeechobee Correctional Facility Project (Lease Revenue, AMBAC Insured)	5.00	03/01/2014	1,000,000	1,078,150
Florida State Development Finance Corporation Renaissance Charter School Series A (Education Revenue)	6.50	06/15/2021	2,000,000	1,971,180
Gulf Breeze FL City Hall Series FG&H (Miscellaneous Revenue)§±	3.00	12/01/2020	12,000,000	11,829,240
Gulf Breeze FL Local Government Series B (Miscellaneous Revenue, FGIC Insured)§±	4.00	12/01/2020	1,135,000	1,104,207
Gulf Breeze FL Local Government Series B (Miscellaneous Revenue, FGIC Insured)§±	5.30	12/01/2015	100,000	100,281
Gulf Breeze FL Revenue Local Government Loan E (Miscellaneous Revenue, FGIC Insured)§±	5.55	12/01/2020	290,000	290,473
Gulf Breeze FL Series B (Miscellaneous Revenue, FGIC Insured)§±	4.25	12/01/2020	2,000,000	1,961,300
Gulf Breeze FL Series C (Miscellaneous Revenue, FGIC Insured)§±	4.00	12/01/2020	2,225,000	2,241,332
Gulf Breeze FL Series C (Miscellaneous Revenue, FGIC Insured)§±	4.00	12/01/2020	1,070,000	1,069,390
Halifax FL Hospital Medical Center (Health Revenue)	5.25	06/01/2016	1,000,000	1,097,610
Highlands County FL Health Facilities Authority Health Series I (Health Revenue)	4.50	11/15/2015	4,625,000	5,140,410
Hillsborough County FL IDA (Tax Revenue, AMBAC Insured)	5.00	10/01/2013	1,000,000	1,047,840
Hillsborough County FL IDA (Tax Revenue, AMBAC Insured)	5.00	10/01/2015	3,365,000	3,587,595
Hillsborough County FL IDA (Tax Revenue, AMBAC Insured)	5.00	10/01/2016	7,325,000	7,780,615
Hillsborough County FL IDA (Health Revenue)	5.25	10/01/2015	3,500,000	3,695,230
Hillsborough County FL Port District Series A (Port, Airport & Marina Authority Revenue, NATL-RE Insured)	5.75	06/01/2016	1,060,000	1,099,845

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	83

SHORT-TERM MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Florida (continued)
Lakeland FL Energy System Revenue (Utilities Revenue)§±	1.21%	10/01/2014	$42,000,000	$42,010,920
Lee County FL Airport Refunding Series A (Port, Airport & Marina Authority Revenue, AGM Insured)	5.00	10/01/2014	3,000,000	3,241,590
Lee County FL Memorial Health System Series A (Health Revenue, AGM Insured)	5.75	04/01/2013	2,700,000	2,787,588
Lee County FL Solid Waste System Refunding (Resource Recovery Revenue, NATL-RE Insured)	5.63	10/01/2013	750,000	757,290
Manatee County FL HFA SFHR Sub-Series 2 (Housing Revenue, GNMA Insured)	6.50	11/01/2023	85,000	86,492
Marion County FL School Board Series B (Lease Revenue, AMBAC Insured)	5.00	06/01/2014	325,000	353,243
Miami Gardens FL COP Series A-1 (Lease Revenue)	4.00	06/01/2013	1,055,000	1,100,829
Miami Gardens FL COP Series A-1 (Lease Revenue)	5.00	06/01/2014	1,095,000	1,181,866
Miami-Dade County FL (Health Revenue)	4.00	08/01/2013	480,000	499,493
Miami-Dade County FL (Health Revenue)	4.00	08/01/2014	500,000	523,620
Miami-Dade County FL (Health Revenue)	4.00	08/01/2015	615,000	645,240
Miami-Dade County FL Aviation (Port, Airport, & Marina Authority Revenue, NATL-RE Insured)	5.25	10/01/2014	1,000,000	1,002,320
Miami-Dade County FL Educational Facilities Authority University of Miami Series A (Education Revenue)	5.25	04/01/2016	1,000,000	1,111,950
Miami-Dade County FL Health Facilities Authority Miami Children’s Series A-2 (Health Revenue, NATL-RE Insured)§±	4.55	08/01/2046	1,650,000	1,727,171
Miami-Dade County FL IDA Dolphins Stadium Project Series D (IDR)§±	3.01	07/01/2032	17,000,000	17,000,000
Miami-Dade County FL IDA Series C (IDR)§±	3.01	07/01/2032	1,000,000	1,000,000
Miami-Dade County FL School Board COP (Lease Revenue, Assured Guaranty Insured)	5.00	05/01/2016	1,400,000	1,571,136
Miami-Dade County FL School Board COP (Lease Revenue)§±	5.00	05/01/2032	17,000,000	18,413,380
Miami-Dade County FL School Board COP (Lease Revenue, NATL-RE FGIC Insured)	5.25	10/01/2015	4,000,000	4,336,200
Miami-Dade County FL School Board COP Series A (Lease Revenue, AMBAC Insured)	5.00	08/01/2011	4,530,000	4,544,677
Miami-Dade County FL School Board COP Series A (Lease Revenue, NATL-RE FGIC Insured)	5.00	05/01/2012	7,760,000	8,061,864
Miami-Dade County FL School Board COP Series A (Lease Revenue, AMBAC Insured)	5.00	08/01/2012	1,600,000	1,662,288
Miami-Dade County FL School Board Master Equipment Lease 2 (Lease Revenue)	3.59	03/03/2016	11,967,911	12,328,983
North Sumter County FL Utility Dependent District (Water & Sewer Revenue)	4.00	10/01/2012	1,165,000	1,198,785
North Sumter County FL Utility Dependent District (Water & Sewer Revenue)	4.00	10/01/2013	1,000,000	1,046,300
North Sumter County FL Utility Dependent District (Water & Sewer Revenue)	5.00	10/01/2014	1,710,000	1,848,818
North Sumter County FL Utility Dependent District (Water & Sewer Revenue)	5.00	10/01/2015	1,905,000	2,075,040
Orange County FL Health Facilities Authority Orlando Health Incorporated (Health Revenue)	5.00	10/01/2013	1,450,000	1,558,286
Orange County FL Health Facilities Authority Orlando Health Incorporated (Health Revenue)	5.00	10/01/2014	1,000,000	1,082,970
Orange County FL IDR (Education Revenue, SunTrust Bank LOC)§±	0.55	06/01/2029	4,960,000	4,960,000
Orange County FL Refunding Series A (Tax Revenue, NATL-RE FGIC Insured)	5.13	01/01/2016	2,000,000	2,102,740
Orlando & Orange County FL Expressway Authority Sub Series B-2 (Transportation Revenue, SunTrust Bank LOC)§±	0.55	07/01/2040	24,500,000	24,500,000
Palm Beach County FL School Board Series B (Lease Revenue, FGIC Insured)§±	5.00	08/01/2025	2,215,000	2,223,240

84	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

SHORT-TERM MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Florida (continued)
Pembroke Pines FL Charter Schools (Miscellaneous Revenue, SunTrust Bank LOC)§±	0.55%	10/01/2038	$8,040,000	$8,040,000
Polk County FL School Board COP Series A (Lease Revenue, AGM Insured)	3.00	01/01/2014	535,000	549,846
Polk County FL School Board COP Series A (Lease Revenue, AGM Insured)	3.00	01/01/2015	1,935,000	1,988,890
Polk County FL School Board COP Series B (Lease Revenue, AGM Insured)	3.00	01/01/2015	1,235,000	1,269,395
Sarasota County FL Educational Facilities School Arts & Sciences Project (Miscellaneous Revenue)	5.20	07/01/2017	880,000	864,371
South Lake County FL Hospital District (Health Revenue)	4.00	10/01/2014	835,000	877,476
South Lake County FL Hospital District (Health Revenue)	5.00	10/01/2015	920,000	1,006,379
St. Johns County FL Water & Sewer Authority Series A (Tax Revenue, NATL-RE Insured)(z)	1.57	06/01/2013	2,600,000	2,522,286
St. Johns County FL Water & Sewer Authority Series A (Tax Revenue, NATL-RE Insured)(z)	1.84	06/01/2014	1,645,000	1,558,440
St. Lucie County FL School Board Certificates Series A (Lease Revenue)	3.50	07/01/2014	2,780,000	2,912,133
St. Lucie County FL School Board Certificates Series A (Lease Revenue)	4.00	07/01/2015	4,835,000	5,160,976
Sunshine State Governmental Financing Commission (Miscellaneous Revenue, Dexia Credit Local LOC)§±	3.50	07/01/2016	40,190,000	40,190,000
Sunshine State Governmental Financing Commission (Miscellaneous Revenue, Dexia Credit Local LOC)§±	4.00	07/01/2016	9,865,000	9,865,000
Tampa Bay FL Regional Water Refunding (Water & Sewer Revenue)	5.00	10/01/2012	2,000,000	2,114,060
Tampa Bay FL Regional Water Refunding (Water & Sewer Revenue)	5.00	10/01/2013	1,000,000	1,092,930
Tampa Bay FL Regional Water Refunding (Water & Sewer Revenue)	5.00	10/01/2015	2,500,000	2,864,700
Volusia County FL School Board (Tax Revenue, NATL-RE Insured)	5.00	10/01/2016	1,000,000	1,032,770

				358,754,075

Georgia: 2.25%
Atlanta GA Series A (Water & Sewer Revenue, NATL-RE FGIC Insured)	5.50	11/01/2011	1,000,000	1,016,650
Atlanta GA Series A (Water & Sewer Revenue, NATL-RE FGIC Insured)	5.50	11/01/2012	8,500,000	9,039,580
Atlanta GA Series C (Port, Airport & Marina Authority Revenue, NATL-RE FGIC Insured)	6.13	01/01/2012	2,500,000	2,523,800
Dalton GA School District Equipment Lease Purchase # 996-021203 (GO-Local)	4.20	08/01/2013	936,693	939,643
Dalton GA School District Equipment Lease Purchase # 996-021203 Series B (GO-Local)	4.20	08/01/2013	346,952	347,507
Fulton County GA Residential Care Facilities Authority Lenbrook Project Series A (Health Revenue)	5.00	07/01/2017	4,000,000	3,568,160
Gainesville GA School District Equipment Lease Purchase (Miscellaneous Revenue)	4.20	03/01/2013	236,398	236,807
George L Smith II GA Domed Stadium Project (Miscellaneous Revenue, NATL-RE Insured)	5.75	07/01/2014	5,000,000	5,015,450
George L Smith II GA Domed Stadium Project (Miscellaneous Revenue, NATL-RE Insured)	5.75	07/01/2015	6,000,000	6,017,100
Georgia State Environmental Facilities (Miscellaneous Revenue)	2.40	03/15/2016	5,500,000	5,622,265
Henry County GA Master State Municipal Loan 144A (Lease Revenue)	4.09	04/24/2016	4,139,458	4,184,827
Kane & De Kalb County IL Community Parks & Greenspace Project (Tax Revenue)	5.00	12/01/2014	1,495,000	1,595,509
Main Street Natural Gas Incorporated of Georgia Gas Project Series B (Energy Revenue)	5.00	03/15/2015	3,045,000	3,232,877
Municipal Electric Authority of Georgia (Utilities Revenue, Dexia Credit Local LOC)§±	3.50	01/01/2048	32,960,000	32,960,000
Pike County GA School District (Tax Revenue, AMBAC State Aid Withholding Insured)	5.70	02/01/2016	1,000,000	1,077,380
Public Gas Partners Incorporated GA Series A (Energy Revenue)	5.00	10/01/2013	1,825,000	1,935,705

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	85

SHORT-TERM MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Georgia (continued)
Public Gas Partners Incorporated GA Series A (Energy Revenue)	5.00%	10/01/2014	$3,000,000	$3,231,330
Putnam County GA School District (Miscellaneous Revenue)	4.20	03/01/2013	139,387	139,628
Richmond County GA Development Authority (IDR)	5.15	03/01/2015	2,000,000	2,131,420

				84,815,638

Guam: 0.12%
Guam Department of Education John F. Kennedy High School Project Series A COP (Lease Revenue)	5.50	12/01/2015	500,000	504,260
Guam Government Hotel Occupancy Series A (Tax Revenue)	3.75	11/01/2014	1,845,000	1,881,679
Guam Government Hotel Occupancy Series A (Tax Revenue)	4.13	11/01/2015	750,000	767,250
Guam Government Limited Obligation Section 30 Series A (Miscellaneous Revenue)	5.00	12/01/2012	500,000	519,615
Guam Government Waterworks Authority (Water & Sewer Revenue)	4.00	07/01/2015	980,000	954,883

				4,627,687

Hawaii: 0.14%
Hawaii State Department of Budget & Finance Hawaiian Electric Company Series A (Utilities Revenue, NATL-RE Insured)	4.95	04/01/2012	4,545,000	4,615,448
Hawaii State Harbor Systems Series A (Port, Airport & Marina Authority Revenue, AGM Insured)	5.00	01/01/2013	645,000	679,707

				5,295,155

Idaho: 0.03%
Idaho Housing & Finance Association Series A (Housing Revenue)	6.25	07/01/2038	1,165,000	1,223,972

Illinois: 8.07%
Aurora IL Series B (Tax Revenue)	4.90	12/30/2011	785,000	787,324
Chicago IL (Port, Airport & Marina Authority Revenue, BHAC-CR AMBAC Insured)	5.50	01/01/2016	70,000	70,196
Chicago IL Charter School Project (Miscellaneous Revenue)	4.50	12/01/2012	600,000	614,778
Chicago IL Charter School Project (Miscellaneous Revenue)	5.00	12/01/2014	360,000	377,132
Chicago IL Housing Authority (Housing Revenue, AGM Housing & Urban Development Loan Insured)	5.00	07/01/2013	2,580,000	2,745,094
Chicago IL Housing Authority (Housing Revenue, AGM Housing & Urban Development Loan Insured)	5.00	07/01/2014	2,265,000	2,455,532
Chicago IL Motor Fuel Tax Revenue (Tax Revenue, AMBAC Insured)	5.38	01/01/2014	945,000	996,162
Chicago IL O’Hare International Airport (Port, Airport & Marina Authority Revenue, Dexia Credit Local LOC)§±	3.00	01/01/2035	23,450,000	23,450,000
Chicago IL O’Hare International Airport Second Lien General Airport (Port, Airport & Marina Authority Revenue, AMBAC Insured)	5.50	01/01/2018	15,875,000	15,996,126
Chicago IL O’Hare International Airport (Port, Airport & Marina Authority Revenue)	5.00	01/01/2017	2,265,000	2,527,287
Chicago IL Series A (Tax Revenue, NATL-RE Insured)	5.38	01/01/2013	1,560,000	1,608,532
Chicago IL Series A2 (Tax Revenue, AMBAC Insured)	5.50	01/01/2018	31,400,000	34,496,982
Chicago IL Transit Authority (Miscellaneous Revenue, AMBAC Insured)	5.25	06/01/2013	2,000,000	2,117,920
Cicero IL Series A (Tax Revenue, XLCA Insured)	5.00	01/01/2014	1,335,000	1,390,069
Cicero IL Series A (Tax Revenue, XLCA Insured)	5.00	01/01/2015	2,725,000	2,852,230
Cook & Will County IL High School District 206 (Tax Revenue, Assured Guaranty Insured)	4.00	12/15/2012	380,000	389,983
Cook & Will County IL High School District 206 (Tax Revenue, Assured Guaranty Insured)	4.00	12/15/2013	4,195,000	4,358,857
Cook & Will County IL High School District 206 (Tax Revenue, Assured Guaranty Insured)	4.50	12/15/2014	2,540,000	2,684,628

86	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

SHORT-TERM MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Illinois (continued)
Cook County IL Series A (Tax Revenue, NATL-RE Insured)	6.25%	11/15/2012	$2,000,000	$2,145,000
Illinois Development Finance Authority Adventist Health (Health Revenue)	4.00	02/15/2013	2,535,000	2,595,663
Illinois Development Finance Authority Adventist Health (Health Revenue, AGM Insured)	5.00	05/15/2014	4,500,000	4,797,315
Illinois Development Finance Authority Adventist Health (Health Revenue)	5.00	02/15/2015	2,500,000	2,673,100
Illinois Development Finance Authority Adventist Health (Health Revenue, NATL-RE Insured)§±	5.50	11/15/2013	200,000	218,618
Illinois Educational Facilities Authority (Education Revenue)	5.00	10/01/2014	1,000,000	1,025,730
Illinois Finance Authority Advocate Health Subseries C3B (Health Revenue)§±	4.38	11/01/2038	3,500,000	3,760,155
Illinois Finance Authority New Money Community Rehabilitation Series A (Health Revenue, GO of Participants Insured)	4.80	07/01/2011	1,425,000	1,424,929
Illinois Finance Authority New Money Community Rehabilitation Series A (Health Revenue, GO of Participants Insured)	4.85	07/01/2012	990,000	979,922
Illinois Finance Authority Revenue Alexian Brothers Health System (Health Revenue)	5.00	02/15/2014	3,500,000	3,697,365
Illinois Finance Authority Revenue Memorial Health System (Health Revenue)	4.00	04/01/2013	670,000	697,376
Illinois Finance Authority Revenue Memorial Health System (Health Revenue)	4.00	04/01/2014	655,000	689,001
Illinois Finance Authority Revenue Memorial Health System (Health Revenue)	4.00	04/01/2015	555,000	587,900
Illinois Finance Authority Revenue Resurrection Health (Health Revenue)	5.00	05/15/2013	8,000,000	8,302,400
Illinois Finance Authority Revenue Resurrection Health (Health Revenue)	5.00	05/15/2014	3,250,000	3,396,413
Illinois Finance Authority Revenue Roosevelt University Project (Education Revenue)	5.00	04/01/2015	900,000	935,469
Illinois Finance Authority Revenue University of Chicago System (Health Revenue, NATL-RE Insured)	5.00	08/15/2015	1,430,000	1,436,364
Illinois Housing Development Authority (Housing Revenue)	5.00	08/01/2028	3,300,000	3,479,487
Illinois State (Tax Revenue, AGM Insured)	5.00	09/01/2015	10,000,000	11,015,400
Illinois State (Tax Revenue)	5.00	09/01/2015	1,885,000	2,027,261
Illinois State (Tax Revenue)	5.00	09/01/2016	10,000,000	10,713,600
Illinois State (Miscellaneous Revenue, AGM-CR Insured)	5.25	10/01/2013	14,275,000	15,406,437
Illinois State (Miscellaneous Revenue, AGM Insured)	5.38	12/01/2014	5,000,000	5,236,000
Illinois State (Miscellaneous Revenue, AGM Insured)	5.50	05/01/2015	4,500,000	5,015,880
Illinois State Series A (Miscellaneous Revenue)	5.00	10/01/2016	5,000,000	5,256,250
Illinois State Series B (Miscellaneous Revenue)§±	3.10	10/01/2033	36,200,000	36,200,000
Knox & Warren Counties IL Community School District # 205 (Tax Revenue)	3.50	01/01/2015	500,000	521,280
Lake County IL Community Consolidated School District (Tax Revenue, NATL-RE Insured)	8.70	01/01/2016	1,075,000	1,268,210
Lake County IL Forest Preservation District Series A (Tax Revenue)§±	0.66	12/15/2016	1,800,000	1,756,188
Railsplitter Tobacco Settlement Authority (Tobacco Revenue)	5.00	06/01/2015	9,000,000	9,622,890
Railsplitter Tobacco Settlement Authority (Tobacco Revenue)	5.00	06/01/2016	18,000,000	19,285,560
Regional Transportation Authority IL (Tax Revenue, GO of Authority Insured) §±	1.35	06/01/2025	17,660,000	17,660,000
University of Illinois COP Infrastructure Project (Lease Revenue, AMBAC Insured)	5.00	08/15/2013	5,800,000	6,124,278
University of Illinois COP Infrastructure Project (Lease Revenue, AMBAC Insured)	5.00	08/15/2014	6,275,000	6,707,285
Upper IL River Valley Development Authority Morris Hospital (Health Revenue)	6.05	12/01/2011	75,000	76,064
Will & Kendall Counties IL Community Consolidated School District # 202 (Tax Revenue)	4.00	01/01/2014	925,000	978,317

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	87

SHORT-TERM MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Illinois (continued)
Will & Kendall Counties IL Community Consolidated School District # 202 (Tax Revenue)	4.00%	01/01/2015	$1,800,000	$1,923,714
Winnebago & Boone Counties IL School Districts (Tax Revenue, AGM Insured)(z)	2.97	02/01/2015	500,000	452,355
Winnebago & Boone Counties IL School Districts (Tax Revenue, AMBAC Insured)	5.00	02/01/2014	1,250,000	1,335,375
Winnebago County IL School District Prerefunded Balance Capital Appreciation (Tax Revenue, AGM Insured)(z)	1.50	01/01/2014	1,290,000	1,242,025
Winnebago County IL School District Prerefunded Balance Capital Appreciation (Tax Revenue, AGM Insured)(z)	2.66	01/01/2014	2,310,000	2,160,566

				304,745,974

Indiana: 2.88%
Beech Grove IN School Building Corporation First Mortgage (Lease Revenue, NATL-RE State Aid Withholding Insured)	6.25	07/05/2016	655,000	731,235
Boone County IN Redevelopment District BAN (Tax Revenue)	4.00	05/15/2013	4,325,000	4,327,811
Indiana Bond Bank Common School Fund Advance Purchase Funding Series B (Miscellaneous Revenue, NATL-RE Insured)	5.00	02/01/2013	2,150,000	2,255,028
Indiana Bond Bank Common School Fund Advance Purchase Funding Series B (Miscellaneous Revenue, NATL-RE Insured)	5.00	08/01/2013	2,000,000	2,123,320
Indiana Finance Authority HEFA Ascension Health Series B-2 (Health Revenue)	5.00	03/01/2015	1,895,000	2,054,786
Indiana Finance Authority Hospital Floyd Memorial Hospital & Health Refunding (Health Revenue)	5.00	03/01/2014	1,810,000	1,934,800
Indiana HEFA Ascension Health Series B3 (Health Revenue)§±	2.25	11/15/2031	15,000,000	14,926,950
Indiana HFFA Ascension Health Series B2 (Health Revenue)§±	2.25	11/15/2046	56,940,000	56,940,000
Indiana State Education Facilities Authority (Education Revenue, NATL-RE Insured)(z)	3.43	02/01/2015	400,000	353,676
Indiana State Finance Authority (Health Revenue)	4.00	02/15/2013	680,000	695,592
Indiana State Finance Authority (Health Revenue)	4.00	02/15/2014	1,000,000	1,029,400
Indiana State Finance Authority (Health Revenue)	4.00	02/15/2015	1,230,000	1,266,322
Jasper County IN PCR Northern Series B (IDR, NATL-RE Insured)	5.20	06/01/2013	4,500,000	4,750,650
Jeffersonville IN Building Corporation Series A (Lease Revenue)	4.00	08/15/2012	210,000	215,983
Jeffersonville IN Building Corporation Series B (Lease Revenue)	4.00	08/15/2012	100,000	102,849
Plainfield IN Redevelopment District Ronald Reagan Corridor Project (Tax Revenue)§±	4.88	02/01/2035	10,000,000	10,119,400
University of Southern Indiana Auxiliary System (Education Revenue, AMBAC Insured)	5.50	10/01/2015	5,000,000	5,046,000

				108,873,802

Iowa: 0.69%
Iowa Finance Authority Health Facilities (Health Revenue, Assured Guaranty Insured)	3.13	08/15/2014	1,000,000	1,038,160
Iowa Student Loan Liquidity Corporation Series 1 (Education Revenue)	4.00	12/01/2013	4,300,000	4,486,319
Iowa Student Loan Liquidity Corporation Series 3 (Education Revenue)	5.25	12/01/2024	20,000,000	19,993,000
Xenia Rural Water District IA (Water & Sewer Revenue, CIFC Corporation Insured)^^	4.00	12/01/2015	500,000	427,050

				25,944,529

Kansas: 0.78%
Burlington KS Environmental Impact Kansas City Power & Light Series A (IDR, XLCA Insured)§±	5.25	12/01/2023	12,500,000	13,274,000

88	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

SHORT-TERM MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Kansas (continued)
Burlington KS Environmental Impact Kansas City Power & Light Series B (IDR, FGIC Insured)§±	5.38%	09/01/2035	$5,000,000	$5,320,350
Olathe KS Special Obligation West Village Center Project (Tax Revenue)	5.00	09/01/2011	200,000	198,794
Olathe KS Special Obligation West Village Center Project (Tax Revenue)	5.00	03/01/2012	100,000	96,443
Olathe KS Special Obligation West Village Center Project (Tax Revenue)	5.00	09/01/2012	100,000	93,954
Wichita KS Facilities Improvement Series III A (Health Revenue)	5.00	11/15/2013	1,750,000	1,893,850
Wichita KS Hospital Revenue Via Christi Health System (Health Revenue)	5.00	11/15/2013	2,280,000	2,467,416
Wyandotte County & Kansas City KS United Government Special Obligation Second Lien Series A (Tax Revenue)(z)	5.92	06/01/2021	5,000,000	2,802,850
Wyandotte County & Kansas City KS United Government Special Obligation Second Lien Series B (Tax Revenue)	5.00	12/01/2020	3,275,000	3,351,701

				29,499,358

Kentucky: 0.37%
Ashland KY Ashland Hospital Corporation Series B (Health Revenue)	4.00	02/01/2014	1,000,000	1,054,040
Kenton County KY Airport Board Cincinnati Northern Kentucky Series A (Port, Airport & Marina Authority Revenue, NATL-RE Insured)	5.63	03/01/2014	1,975,000	2,018,035
Kenton County KY Airport Board Cincinnati Northern Kentucky Series A (Port, Airport & Marina Authority Revenue, NATL-RE Insured)	5.63	03/01/2015	2,710,000	2,763,848
Kentucky EDFA Series Saint Elizabeth Series A (Health Revenue)	4.00	05/01/2013	1,500,000	1,574,070
Louisville & Jefferson County KY (Water & Sewer Revenue)	4.00	05/15/2013	5,360,000	5,665,306
Louisville & Jefferson County KY Metro Government Environmental Louisville KY Facilities Gas & Electric Company Project (Energy Revenue)§±	5.63	06/01/2033	1,000,000	1,053,720

				14,129,019

Louisiana: 2.88%
England LA Sub District# 1 (Lease Revenue, NATL-RE FGIC Insured)	5.00	08/15/2013	1,130,000	1,214,095
Louisiana Local Government LCTCS Facilities Corporation Project Series A (Education Revenue)	4.00	10/01/2013	1,500,000	1,587,300
Louisiana Local Government LCTCS Facilities Corporation Project Series A (Education Revenue)	4.00	10/01/2014	1,500,000	1,608,840
Louisiana PFA Christus Health C3 (Health Revenue, AGM Insured)	5.00	07/01/2013	4,445,000	4,738,059
Louisiana PFA Cleco Power LLC Project (IDR)§±	7.00	12/01/2038	3,000,000	3,061,650
Louisiana PFA Franciscan Series B (Health Revenue)	5.00	07/01/2013	2,830,000	2,979,283
Louisiana State Citizens Property Insurance Corporation Series B (Miscellaneous Revenue, AMBAC Insured)	5.00	06/01/2012	3,750,000	3,866,288
Louisiana State Gas & Fuels Tax Second Lien Series A1 (Tax Revenue)±	0.84	05/01/2043	40,500,000	40,536,450
New Orleans LA Aviation Board Gulf Opportunity Zone Consolidated Rental Car-A (Port, Airport & Marina Authority Revenue)	4.63	01/01/2015	1,120,000	1,183,146
New Orleans LA Aviation Board Series A Refunding (Port, Airport & Marina Authority Revenue, AGM Insured)	5.00	01/01/2015	1,000,000	1,089,310
New Orleans LA Aviation Board Series B-2 Refunding (Port, Airport & Marina Authority Revenue, AGM Insured)	5.00	01/01/2015	1,845,000	2,009,777
Parish of DeSoto LA PCR Southwestern Electrical Power (Utilities Revenue)§±	3.25	01/01/2019	28,000,000	28,672,280
Port of New Orleans LA Board Commerce Special Project CG Railway Incorporated (Port, Airport & Marina Authority Revenue, NATL-RE Insured)	5.25	08/15/2013	910,000	949,467
Rapides Finance Authority Revenue LA Cleco Power LLC Project (Resource Recovery Revenue)§±	6.00	10/01/2038	2,000,000	2,019,200
St. Tammany Parish LA Development District Rooms To Go (IDR, SunTrust Bank LOC)§±	0.55	07/01/2038	12,400,000	12,400,000
Tangipahoa Parish LA Hospital Service District # 1 North Oaks Medical Center Project A (Health Revenue)	5.00	02/01/2012	1,000,000	1,017,920

				108,933,065

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	89

SHORT-TERM MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Maine: 0.22%
Bucksport ME Solid Waste Disposal International Paper Series A (IDR)	4.00%	03/01/2014	$2,665,000	$2,679,231
Maine Educational Loan Authority Class A Series A-1 (Education Revenue, Assured Guaranty Insured)	4.63	12/01/2013	3,255,000	3,457,038
Maine Educational Loan Authority Class A Series A-1 (Education Revenue, Assured Guaranty Insured)	4.95	12/01/2014	2,090,000	2,270,012

				8,406,281

Maryland: 0.41%
Baltimore MD Consolidated Public Improvement Series A (Tax Revenue, AGM Insured)(m)(a)±(n)	0.32	10/15/2020	14,735,000	13,754,823
Maryland Community Development Administration Residential Series H (Housing Revenue)	4.55	09/01/2012	400,000	400,792
Maryland Industrial Development Financing Authority Series A (Resource Recovery Revenue)	5.13	12/01/2011	1,420,000	1,434,186

				15,589,801

Massachusetts: 2.21%
Massachusetts Bay Transportation Authority GO General Transportation Systems Series 2000 (GO-State, GO of Authority Insured)§±	2.00	03/01/2030	8,000,000	8,000,000
Massachusetts Development Finance Agency Devens Electric Systems (Utilities Revenue)	5.13	12/01/2011	110,000	110,391
Massachusetts Educational Financing Authority Issue I Series A (Education Revenue)	2.25	01/01/2013	3,220,000	3,256,225
Massachusetts Educational Financing Authority Issue I Series A (Education Revenue)	2.75	01/01/2014	2,745,000	2,800,888
Massachusetts Educational Financing Authority Issue I Series A (Education Revenue)	3.15	01/01/2015	2,285,000	2,358,577
Massachusetts HEFA Care Group Series E-2 (Health Revenue)	5.00	07/01/2012	1,500,000	1,547,340
Massachusetts HEFA Caritas Christian Obligation Series B (Health Revenue)	6.50	07/01/2012	600,000	616,908
Massachusetts HEFA Health System Catholic East (Health Revenue)	5.00	11/15/2013	1,680,000	1,814,820
Massachusetts HEFA Northeastern University Series T-2 (Education Revenue)§±	4.10	10/01/2037	3,000,000	3,090,180
Massachusetts HEFA Partners Healthcare Series G-6 (Health Revenue)§±	0.99	07/01/2038	40,000,000	39,892,000
Massachusetts HFA Series A (Housing Revenue, AGM Insured)§	4.45	07/01/2011	1,870,000	1,870,168
Massachusetts State (Tax Revenue)±	0.75	02/01/2015	3,350,000	3,350,000
Massachusetts State HEFA Massachusetts Eye & Ear Infirmary Series C (Health Revenue)	5.00	07/01/2015	700,000	752,983
Massachusetts State Series A (Miscellaneous Revenue)§±	0.62	02/01/2014	12,070,000	12,082,311
Massachusetts Water Resources Authority Series B (Water & Sewer Revenue, AMBAC-TCRS & GO of Authority Insured)	5.25	12/01/2015	1,840,000	2,043,062

				83,585,853

Michigan: 3.89%
Detroit MI Capital Improvement Limited Tax Series A-1 (Tax Revenue)	5.00	04/01/2013	4,500,000	4,393,035
Detroit MI City School District (Tax Revenue, FGIC Insured)	5.00	05/01/2014	1,000,000	1,075,400
Detroit MI City School District School Building & Site Improvement Series A (Tax Revenue, FGIC Insured)	5.00	05/01/2013	2,750,000	2,901,195
Detroit MI Convention Facilities Cobo Hall (Tobacco Revenue, NATL-RE Insured)	5.00	09/30/2011	2,540,000	2,558,161
Detroit MI Convention Facilities Cobo Hall (Tobacco Revenue, NATL-RE Insured)	5.00	09/30/2012	4,350,000	4,493,768
Detroit MI Convention Facilities Cobo Hall (Tobacco Revenue, NATL-RE Insured)	5.00	09/30/2013	4,370,000	4,584,873

90	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

SHORT-TERM MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Michigan (continued)
Detroit MI Series B (Tax Revenue, AGM Insured)	5.00%	04/01/2015	$1,120,000	$1,160,970
Detroit MI Sewer Disposal System (Water & Sewer Revenue, AGM Insured)	5.00	07/01/2014	5,000,000	5,412,250
Detroit MI Sewer Disposal System (Water & Sewer Revenue, NATL-RE Insured)	6.00	07/01/2014	585,000	643,874
Detroit MI Sewer Disposal System Senior Lien A Refunding (Water & Sewer Revenue, NATL-RE Insured)§±	5.50	07/01/2013	2,655,000	2,794,016
Detroit MI Sewer Disposal System Senior Lien A Refunding (Water & Sewer Revenue, NATL-RE Insured)§±	5.50	07/01/2013	450,000	473,562
Detroit MI Water Supply System (Water & Sewer Revenue, FGIC Insured)§±	2.45	07/01/2015	6,235,000	6,235,000
Detroit MI Water Supply System (Water & Sewer Revenue, NATL-RE FGIC Insured)	5.00	07/01/2013	980,000	1,035,850
Detroit MI Water Supply System (Water & Sewer Revenue, AGM Insured)	5.00	07/01/2013	1,265,000	1,338,117
Detroit MI Water Supply System (Water & Sewer Revenue, NATL-RE Insured)	5.25	07/01/2016	1,000,000	1,036,510
Detroit MI Water Supply System (Water & Sewer Revenue, NATL-RE FGIC Insured)	6.50	07/01/2015	1,000,000	1,112,240
Detroit MI Water Supply Systems Senior Lien Series B (Water & Sewer Revenue, NATL-RE Insured)§±	5.00	07/01/2013	6,405,000	6,770,021
Flint MI International Academy (Miscellaneous Revenue)	5.00	10/01/2017	1,605,000	1,539,131
Huron Valley MI School District (Tax Revenue, NATL-RE & Q-SBLF Insured)	5.00	05/01/2015	2,965,000	3,298,414
Kent MI Hospital Finance Authority Spectrum Health Series A (Health Revenue)§±	5.00	01/15/2047	3,445,000	3,531,573
Kent MI Hospital Finance Authority Spectrum Health Series A (Health Revenue)§±	5.25	01/15/2047	3,000,000	3,283,770
Kent MI Hospital Finance Authority Spectrum Health Series A (Health Revenue)§±	5.50	01/15/2047	8,450,000	9,531,938
Michigan Finance Authority Limited Obligation Series E (Miscellaneous Revenue)	4.75	08/22/2011	15,000,000	15,065,250
Michigan Municipal Bond Authority (Miscellaneous Revenue, AGM Insured)	5.00	06/01/2015	11,860,000	12,673,596
Michigan Municipal Bond Authority Local Government Loan Program Series A (Miscellaneous Revenue, AMBAC Insured)	4.25	05/01/2015	100,000	98,157
Michigan Municipal Bond Authority Local Government Loan Program Series A (Miscellaneous Revenue, AMBAC Insured)	5.00	05/01/2013	275,000	281,867
Michigan Municipal Bond Authority Local Government Loan Program Series A (Miscellaneous Revenue, AMBAC Insured)	5.00	05/01/2016	105,000	104,681
Michigan Municipal Bond Authority Local Government Loan Program Series B (Miscellaneous Revenue, AMBAC Insured)	5.00	12/01/2013	200,000	206,520
Michigan Municipal Bond Authority Local Government Loan Program Series B Group A (Miscellaneous Revenue, AMBAC Insured)	5.00	12/01/2012	1,400,000	1,435,056
Michigan Municipal Bond Authority Local Government Loan Program Series B Group A (Miscellaneous Revenue, AMBAC Insured)	5.75	12/01/2014	3,555,000	3,754,187
Michigan Municipal Bond Authority Local Government Loan Program Series C (Miscellaneous Revenue, AMBAC Insured)	3.50	05/01/2014	80,000	78,076
Michigan Municipal Bond Authority Local Government Loan Program Series C (Miscellaneous Revenue, AMBAC Insured)	5.00	05/01/2013	300,000	307,491
Michigan State Building Authority Series I (Lease Revenue, AGM Insured)	5.25	10/15/2014	2,500,000	2,721,500
Michigan State Hospital Finance Authority McLaren Health Care (Health Revenue)	5.00	05/15/2013	1,435,000	1,524,831
Michigan State Hospital Finance Authority Sparrow Hospital Obligation (Health Revenue)	5.00	11/15/2015	1,000,000	1,094,060
Michigan State Housing Development Authority Limited Greenwood Villa Project (Housing Revenue, AGM Insured)	4.75	09/15/2017	4,020,000	4,307,510
Michigan State Strategic Fund Limited Obligation Adjusted Refunding Dow Chemical Project Series J-A-2 (IDR)§±	5.50	12/01/2028	715,000	730,566

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	91

SHORT-TERM MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Michigan (continued)
Michigan State Strategic Fund Limited Obligation Detroit Edition (Utilities Revenue)§±	3.05%	08/01/2024	$4,000,000	$4,085,800
Michigan State Strategic Fund Obligation Dow Chemical B-1 (IDR)	6.25	06/01/2014	7,000,000	7,554,610
Michigan State Strategic Fund Obligation Dow Chemical B-2 (IDR)	6.25	06/01/2014	6,000,000	6,466,560
Wayne County MI Airport Authority (Port, Airport & Marina Authority Revenue)	4.00	12/01/2013	5,000,000	5,167,300
Wayne County MI Airport Authority (Port, Airport & Marina Authority Revenue)	5.00	12/01/2015	1,290,000	1,407,906
Wayne County MI Detroit Metropolitan Airport Junior Lien (Port, Airport & Marina Authority Revenue, NATL-RE FGIC Insured)	5.00	12/01/2012	1,500,000	1,552,410
Wayne County MI Detroit Metropolitan Airport Junior Lien (Port, Airport & Marina Authority Revenue, NATL-RE & FGIC Insured)	5.00	12/01/2013	3,365,000	3,514,608
Wayne County MI Detroit Metropolitan Airport MBIA (Port, Airport & Marina Authority Revenue, AGC-ICC MBIA-RE FGIC Insured)	5.00	12/01/2015	1,110,000	1,206,304
Western Townships MI Utilities Authority Sewage Disposal Systems (Tax Revenue)	4.00	01/01/2013	1,075,000	1,121,505
Western Townships MI Utilities Authority Sewage Disposal Systems (Tax Revenue)	4.00	01/01/2014	1,100,000	1,166,748

				146,830,767

Minnesota: 1.38%
Becker MN PCR Northern States Power Series A (IDR)§±	8.50	03/01/2019	4,745,000	5,170,769
Becker MN PCR Northern States Power Series B (IDR)§±	8.50	09/01/2019	8,400,000	9,153,732
Chaska MN Independent School District # 112 COP Series B (Lease Revenue)	3.00	12/01/2012	500,000	514,780
Chaska MN Independent School District # 112 COP Series B (Lease Revenue)	3.00	12/01/2013	515,000	538,067
Chaska MN Independent School District # 112 COP Series B (Lease Revenue)	3.00	12/01/2014	530,000	559,108
Marshall MN Medical Center Avera Marshall Regional Medical Center Project (Health Revenue)	4.50	11/01/2011	290,000	293,619
Minneapolis & St. Paul MN Housing & RDA Childrens Health Care Facilities Series A (Health Revenue)	4.00	08/15/2014	1,200,000	1,283,364
Minneapolis & St. Paul MN Housing & RDA Childrens Health Care Facilities Series A1 (Health Revenue, AGM Insured)	4.00	08/15/2015	750,000	809,498
Minneapolis & St. Paul MN Housing & RDA Childrens Health Care Facilities Series B (Health Revenue, AGM Insured)§±	5.00	08/15/2015	600,000	672,258
Minneapolis & St. Paul MN Housing & RDA HealthSpan Series B (Health Revenue, AMBAC Insured)(m)(a)±(n)	0.20	11/15/2017	9,400,000	7,996,026
Minneapolis & St. Paul MN Metropolitan Airport Series A (Port, Airport, & Marina Authority Revenue)	4.00	01/01/2015	1,275,000	1,373,864
Minneapolis MN Fairview Health Services Series A (Health Revenue)	5.13	11/15/2013	1,935,000	2,084,130
Minneapolis MN Health Care System Fairview Health Services Series B (Health Revenue, NATL-RE Insured)	5.50	05/15/2016	2,200,000	2,274,976
Minnesota Agricultural & Economic Development Board (Health Revenue)	4.75	02/15/2015	14,455,000	14,929,558
Minnesota State Municipal Power Agency (Utilities Revenue)	4.00	10/01/2013	3,530,000	3,598,764
Seaway Port Authority of Duluth MN Industrial Development Dock & Wharf Revenue Cargill Incorporated Project (IDR)	4.20	05/01/2013	900,000	928,575

				52,181,088

Mississippi: 0.14%
Mississippi Business Finance Corporation Series A (Utilities Revenue)	3.25	05/01/2014	2,740,000	2,763,098
Mississippi Development Bank Special Obligation Series B1 (Health Revenue, Assured Guaranty Insured)	2.00	07/01/2012	1,360,000	1,381,692
Mississippi Hospital Equipment & Facilities Authority Mississippi Baptist Health System Incorporated Series A (Health Revenue)	5.00	08/15/2012	1,000,000	1,039,810

				5,184,600

92	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

SHORT-TERM MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Missouri: 0.91%
Chesterfield Valley MO Transportation Development District (Tax Revenue, CIFG Insured)	4.00%	04/15/2026	$4,250,000	$2,620,295
Fenton MO Gravois Bluffs Redevelopment Project (Tax Revenue)	4.50	04/01/2021	600,000	603,870
Jackson County MO Special Obligation (Tax Revenue, NATL-RE Insured)	5.50	12/01/2015	3,485,000	3,711,072
Lake of the Ozarks MO Community Bridge Corporation (Transportation Revenue)	5.25	12/01/2014	1,105,000	1,025,816
Missouri Development Finance Board Independence Missouri Centerpoint Series F (Lease Revenue)	4.00	04/01/2012	475,000	484,747
Missouri Development Finance Board Independence Missouri Centerpoint Series F (Lease Revenue)	4.25	04/01/2013	500,000	522,535
Missouri Joint Municipal Electric Utility Commission (Utilities Revenue)	5.00	01/01/2014	1,295,000	1,392,008
Missouri Joint Municipal Electric Utility Commission (Utilities Revenue)	5.00	01/01/2015	1,380,000	1,506,160
Missouri Joint Municipal Electric Utility Commission (Utilities Revenue)	5.00	01/01/2016	1,910,000	2,105,260
Missouri State Environmental Improvement & Energy Resources Authority Kansas City Power & Light Corporation Project (IDR)§±	4.90	05/01/2038	2,000,000	2,098,880
Missouri State Environmental Improvement & Energy Resources Authority Kansas City Power & Light Corporation Project (IDR, XLCA Insured)§±	5.25	07/01/2017	1,100,000	1,165,351
Missouri State Housing Development Single Family Home Ownership Series B (Housing Revenue, GNMA/FNMA Insured)§	5.80	09/01/2035	1,370,000	1,401,633
Sikeston MO Electrical Revenue (Utilities Revenue, NATL-RE Insured)	6.00	06/01/2013	2,145,000	2,262,374
St. Louis MO Lambert St. Louis International Airport Series A-2 (Port, Airport & Marina Authority Revenue)	4.25	07/01/2012	1,390,000	1,392,766
St. Louis MO Lambert St. Louis International Airport Series B (Port, Airport & Marina Authority Revenue, NATL-RE, FGIC Insured)	6.00	07/01/2013	2,750,000	2,951,190
St. Louis MO Municipal Finance Corporation (Lease Revenue, AMBAC Insured)	5.25	02/15/2015	3,840,000	3,911,270
St. Louis MO Municipal Finance Corporation Convention Centre Series B (Lease Revenue, AGM Insured)(z)	2.86	07/15/2014	5,835,000	5,349,120

				34,504,347

Montana: 0.43%
Flathead MT Municipal Airport Authority Montana Glacier Park International Airport Series A (Port, Airport & Marina Authority Revenue)	5.00	06/01/2012	310,000	317,573
Flathead MT Municipal Airport Authority Montana Glacier Park International Airport Series B (Port, Airport & Marina Authority Revenue)	5.00	06/01/2012	150,000	153,665
Montana Health Facilities Authority Benefits Health Care Project (Health Revenue, AMBAC Insured)	5.38	09/01/2011	350,000	352,779
Montana State Board Housing Series A2 (Housing Revenue, GO of Board Insured)	4.20	12/01/2013	145,000	150,052
Montana State Health Facility Finance Authority Linked SAVRS & RIB (Health Revenue, AMBAC Insured)	6.51	03/08/2016	15,200,000	15,210,184

				16,184,253

Nebraska: 0.33%
Central Plains NE Energy Project # 1 Series A (Utilities Revenue)	5.00	12/01/2014	2,000,000	2,102,360
Central Plains NE Energy Project # 1 Series A (Energy Revenue)	5.00	12/01/2015	9,460,000	9,923,824
O’Neill NE St. Anthony’s Project (Health Revenue)	6.25	09/01/2012	325,000	334,880

				12,361,064

Nevada: 0.51%
Clark County NV Airport (Port, Airport & Marina Authority Revenue)††§±	0.29	01/01/2018	11,250,000	11,250,000
Henderson NV Health Care Facilities Catholic Healthcare West Series B (Health Revenue)	5.00	07/01/2013	2,000,000	2,122,500

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	93

SHORT-TERM MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Nevada (continued)
Nevada Housing Division Series A (Housing Revenue)	5.75%	04/01/2031	$220,000	$226,549
Nevada Housing Division Series C (Housing Revenue)	5.40	04/01/2031	275,000	287,224
Reno NV Washoe Medical Center Series A (Health Revenue, AMBAC Insured)	5.25	06/01/2012	1,195,000	1,220,059
Reno NV Washoe Medical Center Series A (Health Revenue, AMBAC Insured)	5.25	06/01/2013	1,225,000	1,273,094
Sparks NV Redevelopment Agency Tax Increment Area # 1 (Tax Revenue)	4.00	01/15/2014	1,260,000	1,271,668
Sparks NV Redevelopment Agency Tax Increment Area # 1 (Tax Revenue)	4.00	01/15/2015	1,520,000	1,525,305

				19,176,399

New Hampshire: 1.11%
New Hampshire HEFA Dartmouth Hitchcock Obligation Series A (Health Revenue, AGM Insured)§±	3.00	08/01/2031	36,315,000	36,315,000
New Hampshire HFA SFMR Series B (Housing Revenue)	5.00	07/01/2027	5,250,000	5,537,805

				41,852,805

New Jersey: 3.03%
Gloucester County NJ Improvement Authority Waste Management Incorporated Project Series A (Resource Recovery Revenue)§±	2.63	12/01/2029	2,705,000	2,734,322
New Jersey Economic Development Authority (Miscellaneous Revenue, State Appropriations Insured)§±	1.91	02/01/2018	37,000,000	36,902,690
New Jersey Economic Development Authority (Tobacco Revenue, Radian-IBCC Insured)	5.38	06/15/2014	3,500,000	3,692,920
New Jersey Economic Development Authority Cigarette Tax (Tobacco Revenue, FGIC Insured)	5.00	06/15/2012	2,000,000	2,041,300
New Jersey Economic Development Authority Motor Vehicle Commission Series A (Miscellaneous Revenue, NATL-RE State Appropriations Insured)(z)	2.70	07/01/2014	1,810,000	1,668,965
New Jersey HEFAR Student Loan Series 2 (Education Revenue)	4.50	12/01/2029	20,440,000	20,452,264
New Jersey State HEFAR Series 1A (Education Revenue)	4.75	12/01/2029	2,000,000	1,997,700
New Jersey State HFFA Catholic Health East (Health Revenue)	5.00	11/15/2013	2,000,000	2,139,660
New Jersey State Higher Education Assistance Authority Series 1B (Education Revenue)	3.00	12/01/2013	10,340,000	10,637,378
New Jersey State Higher Education Assistance Authority Series 1B (Education Revenue)	5.00	12/01/2013	5,000,000	5,375,850
New Jersey State Higher Education Assistance Authority Series A (Education Revenue)	5.00	06/01/2013	1,285,000	1,353,259
New Jersey State Higher Education Assistance Authority Series A (Education Revenue)	5.00	06/01/2014	5,555,000	5,944,350
New Jersey State Higher Education Assistance Authority Series A (Education Revenue, AMBAC Insured)	5.20	06/01/2013	995,000	997,478
New Jersey State Transportation Corporation Series A (Lease Revenue, NATL-RE FGIC Insured)	5.00	09/15/2016	2,335,000	2,505,899
New Jersey State Turnpike Authority Series C-2 (Transportation Revenue, AGM Insured)§±	3.50	01/01/2024	15,000,000	15,000,000
North Jersey District Water Supply Series C (Water & Sewer Revenue, NATL-RE Insured)	5.25	07/01/2015	1,000,000	1,043,020

				114,487,055

New Mexico: 0.49%
Clayton NM Jail Project Revenue (Miscellaneous Revenue, CIFC Insured)	5.00	11/01/2014	1,250,000	1,334,163
Clayton NM Jail Project Revenue (Miscellaneous Revenue, CIFC Insured)	5.00	11/01/2015	875,000	939,216
New Mexico Educational Assistance Foundation Series A-2 (Education Revenue, Guaranteed Student Loans Insured)§±	0.90	12/01/2028	15,065,000	15,102,211
New Mexico Mortgage Finance Authority SFMR Class IA2 (Housing Revenue, GNMA/FNMA Insured)	5.60	01/01/2039	770,000	825,810

94	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

SHORT-TERM MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

New Mexico (continued)
New Mexico Mortgage Finance Authority SFMR Class ID2 (Housing Revenue, GNMA, FNMA & FHLMC Insured)§	4.05%	07/01/2026	$300,000	$298,575

				18,499,975

New York: 3.93%
Buffalo NY Sewer Authority Series F (Water & Sewer Revenue, NATL-RE FGIC Insured)	6.00	07/01/2013	690,000	716,441
Dutchess County NY Local Development Corporation (Health Revenue)	4.00	07/01/2013	1,295,000	1,346,632
Dutchess County NY Local Development Corporation (Health Revenue, AGM Insured)	5.00	07/01/2014	1,085,000	1,175,109
Long Island NY Power Authority Series O (Utilities Revenue, FSA Insured)§±	3.00	12/01/2029	3,500,000	3,500,000
Monroe County NY Airport Authority Greater Rochester International Airport (Port, Airport & Marina Authority Revenue, NATL-RE Insured)	5.75	01/01/2014	4,010,000	4,282,961
Monroe County NY Airport Authority Greater Rochester International Airport (Port, Airport & Marina Authority Revenue, NATL-RE Insured)	5.75	01/01/2015	5,030,000	5,470,980
Monroe County NY Airport Authority Greater Rochester International Airport (Port, Airport & Marina Authority Revenue, NATL-RE Insured)	5.88	01/01/2016	3,830,000	4,228,550
New York City NY Housing Development Corporation MFHR Series L-2 (Housing Revenue)§±	2.00	05/01/2045	13,000,000	13,130,780
New York City NY IDA American Airlines JFK International Airport (IDR)	7.13	08/01/2011	5,150,000	5,149,949
New York City NY IDAG Yankee Stadium (Miscellaneous Revenue, Assured Guaranty Insured)(z)	1.33	03/01/2012	1,070,000	1,060,434
New York City NY IDAG Yankee Stadium (Miscellaneous Revenue, Assured Guaranty Insured)(z)	1.83	03/01/2013	2,755,000	2,671,771
New York City NY Transit Authority Triborough Bridge & Tunnel (Lease Revenue, AMBAC Insured)	5.30	01/01/2012	1,000,000	1,003,430
New York NY Municipal Water & Sewer Systems Finance Authority 2nd Generation Resolution (Water & Sewer Revenue)§±	1.90	06/15/2032	20,000,000	20,000,000
New York State Dormitory Authority Series A (Miscellaneous Revenue)	5.00	07/01/2014	1,200,000	1,313,052
New York State Dormitory Authority North Shore Jewish Series B (Health Revenue)§±	0.91	05/01/2018	9,895,000	9,053,925
New York State Energy R&D Authority NY State Electrical & Gas (Utilities Revenue, NATL-RE Insured)§±	4.10	12/01/2015	9,895,000	9,909,051
New York State Energy R&D Authority PCR Electrical & Gas (IDR, NATL-RE Insured)§±	4.10	03/15/2015	9,600,000	9,614,112
New York State Environmental Facilities Corporation Waste Management Project Series A (IDR)§±	4.55	05/01/2012	3,000,000	3,028,440
New York Urban Development Corporation (Housing Revenue)	5.88	02/01/2013	14,000,000	13,983,060
Newburgh NY BAN (Tax Revenue)	5.15	08/30/2011	2,000,000	2,005,880
Niagara County NY IDA Solid Waste Disposal Series C (Resource Recovery Revenue)§±	5.63	11/15/2024	7,250,000	7,356,358
Niagara Falls NY Bridge Commission Series B (Transportation Revenue, NATL-RE FGIC Insured)	5.25	10/01/2015	1,245,000	1,308,993
Orange County NY IDAG Special Needs Facilities Pooled Program G1 (IDR, ACA Insured)	4.35	07/01/2011	325,000	324,987
Seneca County NY IDA Solid Waste Disposal Seneca Meadows Incorporated Project (IDR)††§±	6.63	10/01/2035	10,450,000	10,450,523
Syracuse NY Public Improvement Series B (Tax Revenue, Assured Guaranty Insured)	4.00	04/15/2014	850,000	912,050
Tobacco Settlement Financing Corporation NY Asset Backed Series A-1 (Tobacco Revenue)	5.50	06/01/2016	3,145,000	3,156,008
Troy NY Capital Resource Corporation Series B (Education Revenue)	5.00	09/01/2015	2,000,000	2,232,880
Westchester County NY Series B (Health Revenue)	4.00	11/01/2014	1,700,000	1,763,002
Westchester County NY Series B (Health Revenue)	5.00	11/01/2014	4,815,000	5,145,694

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	95

SHORT-TERM MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

New York (continued)
Westchester County NY Series B (Health Revenue)	5.00%	11/01/2015	$3,000,000	$3,235,290

				148,530,342

North Carolina: 0.66%
North Carolina Eastern Municipal Power Agency Series C (Utilities Revenue, NATL-RE-IBC Insured)	7.00	01/01/2013	4,470,000	4,627,210
North Carolina Medical Care Commission University Health System Series E1 (Health Revenue)§±	5.75	12/01/2036	8,940,000	9,689,351
North Carolina Medical Care Commonwealth Health Care Facilities Duke University Health System Series A (Education Revenue)§±	0.41	06/01/2039	10,650,000	10,650,000

				24,966,561

North Dakota: 0.18%
Fargo ND Health System (Health Revenue)	4.00	11/01/2015	4,115,000	4,427,246
Grand Forks ND Altru Health System Obligation Group (Health Revenue, NATL-RE Insured)	5.40	08/15/2011	1,025,000	1,027,757
Grand Forks ND Altru Health System Obligation Group (Health Revenue, NATL-RE Insured)	5.40	08/15/2012	1,310,000	1,313,183

				6,768,186

Ohio: 2.31%
Akron OH Sewer System (Water & Sewer Revenue, AMBAC Insured)	5.00	12/01/2014	2,175,000	2,297,039
Garfield Heights OH (Tax Revenue, AGM Insured)	3.00	12/01/2016	4,750,000	4,895,160
Lake County OH Lake Hospital System Series C (Health Revenue)	4.00	08/15/2011	1,805,000	1,807,563
Lorain County OH (Health Revenue)	5.63	10/01/2016	2,625,000	2,680,414
Montgomery County OH Catholic Health Initiatives Series D2 (Health Revenue)§±	5.25	10/01/2038	5,500,000	6,017,440
Montgomery County OH Water Revenue Greater Moraine Beaver (Health Revenue)	4.00	05/01/2015	1,625,000	1,718,616
Montgomery County OH Water Revenue Refunding System Greater Moraine Beaver (Water & Sewer Revenue, AMBAC Insured)	5.38	11/15/2015	2,650,000	2,750,250
Ohio State Air Quality Development Authority Columbus Southern Power Corporation Series A (Utilities Revenue)§±	3.88	12/01/2038	2,000,000	2,057,740
Ohio State Air Quality Development Authority First Energy Series A (IDR)	5.70	02/01/2014	2,500,000	2,685,350
Ohio State Air Quality Development Authority First Energy Series B (IDR)§±	3.00	10/01/2033	2,900,000	2,934,597
Ohio State Air Quality Development Authority Pollution Control Series A (IDR)§±	2.25	12/01/2023	29,800,000	30,136,740
Ohio State Higher Educational Facility Commission Hospital Cleveland Clinic Health Series A (Health Revenue)	4.00	01/01/2013	1,750,000	1,829,188
Ohio State Higher Educational Facility Commission Series B University Hospital Health System (Health Revenue)§±	3.75	01/15/2025	7,500,000	7,749,300
Ohio State Higher Educational Facility Commission University Hospital Health System Series A (Health Revenue)	4.00	01/15/2013	150,000	155,078
Ohio State Higher Educational Facility Commission University Hospital Health System Series A (Health Revenue)	5.00	01/15/2014	1,750,000	1,872,938
Ohio State Higher Educational Facility Commission University Hospital Health System Series C (Health Revenue)§±	4.88	01/15/2039	2,050,000	2,250,367
Ohio State Higher Educational Facility Commission University of Dayton Project Series B (Education Revenue)§±	1.36	07/01/2016	10,000,000	10,050,300
Ohio State Water Development Authority Waste Management Project (Resource Recovery Revenue)§±	2.63	07/01/2021	3,300,000	3,330,426

				87,218,506

96	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

SHORT-TERM MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Oklahoma: 1.16%
Cleveland County OK Public Facilities Authority Educational Facilities Norman Public Schools Project (Lease Revenue)	4.00%	06/01/2014	$2,000,000	$2,146,200
Comanche County OK Independent School District # 4 Geronimo (Education Revenue)	6.25	08/15/2014	607,376	639,434
Kingfisher OK Public Schools Project (Lease Revenue)	4.50	09/01/2016	3,065,000	3,282,922
McClain County OK Economic Development Authority Educational Facilities Blanchard Public Schools Project (Lease Revenue)	4.25	09/01/2014	1,865,000	1,989,228
Oklahoma City OK Industrial & Cultural Facilities Series B (Health Revenue, NATL-RE Insured)(m)(a)§±(n)	0.47	06/01/2019	17,000,000	15,293,455
Oklahoma County OK Finance Authority Jones Public School Project (Lease Revenue)	4.00	09/01/2014	185,000	195,638
Oklahoma County OK Finance Authority Putnam City Public Schools Project (Lease Revenue)	4.00	03/01/2014	3,405,000	3,609,300
Oklahoma County OK Finance Authority Western Heights Public Schools Project (Lease Revenue)	3.25	09/01/2012	840,000	860,059
Oklahoma Development Finance Authority Lease Revenue Department of Human Services Community Office (Lease Revenue, AMBAC Insured)	5.25	02/01/2015	1,090,000	1,105,151
Oklahoma Development Finance Authority PCR Public Service Company Oklahoma Project (IDR)	5.25	06/01/2014	7,425,000	7,942,151
Okmulgee OK Municipal Utility System Series A (Utilities Revenue)	2.00	12/01/2012	1,130,000	1,145,210
Tulsa OK Airports Improvement Trust Series A (Port, Airport & Marina Authority Revenue)	3.00	06/01/2012	1,035,000	1,051,074
Tulsa OK Airports Improvement Trust Series A (Port, Airport & Marina Authority Revenue)	4.00	06/01/2017	4,600,000	4,612,144

				43,871,966

Other: 2.18%
FHLMC Series M012 Class A1A (Housing Revenue)§±	5.50	08/15/2051	44,675,000	48,589,423
FHLMC Series M012 Class A1A1 (Housing Revenue)§±	5.50	08/15/2051	24,000,000	26,820,000
San Manuel CA Entertainment Authority Series 2004-C (Tax Revenue)††	4.50	12/01/2016	6,900,000	6,774,558
				82,183,981

Oregon: 0.05%
Oregon State Facilities Authority Legacy Health System (Health Revenue)	5.00	03/15/2013	1,000,000	1,059,840
Oregon State Facilities Authority Legacy Health System (Health Revenue)	5.00	03/15/2014	750,000	811,613
Oregon State Housing & Community Services Department Series H (Housing Revenue)	5.13	01/01/2029	10,000	10,397
Oregon State Housing & Community Services Department Series J (Housing Revenue)	4.70	07/01/2030	15,000	15,113

				1,896,963

Pennsylvania: 9.19%
Allegheny County PA Airport Authority Pittsburgh International Airport (Port, Airport & Marina Authority Revenue, NATL-RE Insured)	5.00	01/01/2013	1,410,000	1,462,311
Allegheny County PA Airport Authority Pittsburgh International Airport (Port, Airport & Marina Authority Revenue, AGM Insured)	5.00	01/01/2014	1,350,000	1,417,635
Allegheny County PA Airport Authority Pittsburgh International Airport (Port, Airport & Marina Authority Revenue, AGM Insured)	5.00	01/01/2015	1,000,000	1,056,480
Allegheny County PA Airport Authority Pittsburgh International Airport (Port, Airport & Marina Authority Revenue, NATL-RE Insured)	5.75	01/01/2013	700,000	735,791

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	97

SHORT-TERM MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Pennsylvania (continued)
Allegheny County PA Airport Authority Pittsburgh International Airport (Port, Airport & Marina Authority Revenue, NATL-RE Insured)	5.75%	01/01/2014	$1,000,000	$1,066,580
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Series A-1 (Health Revenue)§±	1.00	02/01/2021	29,405,000	25,804,946
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Series B (Health Revenue)	5.00	06/15/2014	1,475,000	1,631,011
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Centre Series F (Health Revenue)§±	1.16	05/15/2038	13,000,000	12,954,630
Allegheny County PA Hospital Development Authority West Pennsylvania Series A (Health Revenue)	5.00	11/15/2011	3,255,000	3,248,620
Allegheny County PA IDAG Duquesne Light PCR Series A (Utilities Revenue, AMBAC Insured)§±	4.35	12/01/2013	1,460,000	1,535,234
Allegheny County PA Sanitation Authority (Water & Sewer Revenue, NATL-RE Insured)	5.00	12/01/2012	500,000	513,570
Allegheny County PA Sanitation Authority (Water & Sewer Revenue, NATL-RE Insured)	5.38	12/01/2013	4,070,000	4,179,239
Allegheny County PA Sanitation Authority (Water & Sewer Revenue, NATL-RE Insured)	5.38	12/01/2014	6,370,000	6,531,097
Allegheny County PA University of Pittsburgh Medical Center Series B (Health Revenue)	5.00	06/15/2014	2,585,000	2,858,415
Beaver County PA IDA PCR First Energy Series B (IDR)§±	3.00	10/01/2047	5,100,000	5,151,204
Chester County PA IDA Renaissance Academy Project Series A (Miscellaneous Revenue)	5.63	10/01/2015	1,870,000	1,869,813
Cumberland County PA Municipal Authority Diakon Lutheran (Health Revenue)	3.75	01/01/2013	650,000	657,111
Cumberland County PA Municipal Authority Diakon Lutheran (Health Revenue)	5.00	01/01/2015	2,310,000	2,428,734
Delaware County PA IDA Resource Recovery Facility Series A (Resource Recovery Revenue)	6.10	07/01/2013	3,295,000	3,303,238
Delaware County PA IDA Resource Recovery Facility Series A (Resource Recovery Revenue)	6.20	07/01/2019	3,800,000	3,748,776
Gallery Certificate Trust PA (Transportation Revenue, FSA Insured)	4.50	02/15/2013	1,185,000	1,188,460
Harrisburg PA Authority Resource Recovery Facility Series D-1 (Resource Recovery Revenue, AGM Insured)§±	5.25	12/01/2033	8,880,000	9,028,651
Harrisburg PA Authority Resources Guaranteed Subordinated Series D-2 (Resource Recovery Revenue, AGM Insured)§±	5.00	12/01/2033	13,500,000	13,572,630
Luzerne County PA Series C (Tax Revenue, FSA Insured)	7.00	11/01/2018	2,315,000	2,791,496
Lycoming County PA Health System Susquehanna Health System Project A (Health Revenue)	5.00	07/01/2014	2,000,000	2,107,560
McKeesport PA Area School District (Tax Revenue, AMBAC State Aid Withholding Insured)(z)	3.30	10/01/2014	2,000,000	1,796,860
Montgomery County PA IDA (Health Revenue, FHA Insured)	5.00	02/01/2014	1,880,000	2,050,535
Montgomery County PA IDA (Health Revenue, FHA Insured)	5.00	08/01/2014	2,955,000	3,266,014
Montgomery County PA IDA (Health Revenue, FHA Insured)	5.00	08/01/2015	2,505,000	2,814,342
North Pennsylvania PA Water Authority (Water & Sewer Revenue, AGM Insured)§±	3.00	11/01/2024	1,000,000	1,000,000
Northampton County PA General Purpose Hospital Authority Saint Lukes Hospital Project Series C (Health Revenue)§±	4.50	08/15/2032	1,425,000	1,502,777
Pennsylvania EDFA Albert Einstein Healthcare Series A (Health Revenue)	5.00	10/15/2013	6,135,000	6,372,302
Pennsylvania EDFA Albert Einstein Healthcare Series A (Health Revenue)	5.25	10/15/2014	900,000	951,939
Pennsylvania EDFA Colver Project Series F (Resource Recovery Revenue, AMBAC Insured)	5.00	12/01/2013	4,215,000	4,217,487

98	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

SHORT-TERM MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Pennsylvania (continued)
Pennsylvania EDFA Colver Project Series F (Resource Recovery Revenue, AMBAC Insured)	5.00%	12/01/2014	$2,250,000	$2,245,095
Pennsylvania EDFA Colver Project Series F (Resource Recovery Revenue, AMBAC Insured)	5.00	12/01/2015	1,675,000	1,614,750
Pennsylvania EDFA Colver Project Series F Refunding (Resource Recovery Revenue, AMBAC Insured)	4.50	12/01/2011	5,000,000	5,011,650
Pennsylvania EDFA Main Line Health (Hospital Revenue)§±	0.51	10/01/2027	11,785,000	11,587,130
Pennsylvania EDFA Solid Waste Disposal Waste Management Incorporated Project (Resource Recovery Revenue)§±	2.63	12/01/2033	6,500,000	6,570,460
Pennsylvania EDFA Solid Waste Disposal Waste Management Incorporated Project (Resource Recovery Revenue)±	2.75	09/01/2013	4,250,000	4,294,243
Pennsylvania EDFA Solid Waste Disposal Waste Management Incorporated Project (Resource Recovery Revenue)	5.13	12/01/2015	405,000	392,587
Pennsylvania Public School Building Project (Miscellaneous Revenue, Dexia Credit Local LOC, FSA State Aid Withholding Insured)§±	2.60	06/01/2023	15,940,000	15,940,000
Pennsylvania State Finance Authority Community College Beaver County Project (Education Revenue, NATL-RE State Aid Withholding Insured)	4.65	12/01/2013	1,590,000	1,595,183
Pennsylvania State HEFAR Foundation Indiana University PA Series A (Education Revenue, XLCA Insured)§±	0.65	07/01/2017	4,350,000	3,861,626
Pennsylvania State HEFAR University of Pittsburgh Medical Center Series E (Health Revenue)	5.00	05/15/2014	3,970,000	4,380,300
Pennsylvania State HEFAR University of The Arts (Education Revenue, Radian State Aid Withholding Insured)	5.50	03/15/2013	940,000	941,739
Pennsylvania State Turnpike Commission (Transportation Revenue)§±	0.86	06/01/2015	13,770,000	13,790,655
Pennsylvania State Turnpike Commission Series C (Transportation Revenue)§±	0.99	12/01/2013	15,000,000	15,095,700
Pennsylvania State Turnpike Commission Series C (Transportation Revenue)§±	1.14	12/01/2014	20,000,000	20,234,800
Philadelphia PA (Tax Revenue)	4.00	08/01/2013	12,670,000	13,264,603
Philadelphia PA (Tax Revenue)	5.00	08/01/2014	4,030,000	4,378,394
Philadelphia PA 16th Series (Energy Revenue, AGM Insured)	5.50	07/01/2013	1,000,000	1,003,730
Philadelphia PA 4th Series 1998 General Ordinance (Energy Revenue, AGM Insured)	5.25	08/01/2015	1,150,000	1,223,347
Philadelphia PA 7th Series 1998 General Ordinance (Energy Revenue, AMBAC Insured)	5.00	10/01/2013	3,225,000	3,428,530
Philadelphia PA 8th Series 1998 General Ordinance (Energy Revenue)	5.00	08/01/2013	1,000,000	1,059,330
Philadelphia PA 8th Series General Ordinance (Energy Revenue)	5.00	08/01/2014	4,045,000	4,356,586
Philadelphia PA IDA Series A (Lease Revenue, NATL-RE FGIC Insured)	5.00	10/01/2012	8,000,000	8,351,360
Philadelphia PA IDA Series A (Lease Revenue, NATL-RE & FGIC Insured)	5.00	10/01/2013	5,625,000	5,954,738
Philadelphia PA IDA Series A (Port, Airport & Marina Authority Revenue, NATL-RE & FGIC Insured)	5.50	07/01/2013	4,675,000	4,737,458
Philadelphia PA (Tax Revenue, CIFC Insured)	5.00	08/01/2014	2,320,000	2,518,546
Philadelphia PA Gas Works 18th Series (Energy Revenue, CIFC Insured)	5.00	08/01/2014	2,000,000	2,154,060
Philadelphia PA Gas Works 1998 General Ordinance Series A (Energy Revenue)	5.00	08/01/2015	2,000,000	2,166,220
Philadelphia PA Housing Authority (Housing Revenue, AGM Housing & Urban Development Loan Insured)	5.25	12/01/2017	2,335,000	2,441,359
Philadelphia PA Municipal Authority (Lease Revenue)	4.00	04/01/2012	780,000	793,697
Philadelphia PA Municipal Authority (Lease Revenue)	4.00	04/01/2013	1,290,000	1,333,280
Philadelphia PA Municipal Authority (Lease Revenue, AGM Insured)	5.25	05/15/2013	1,365,000	1,454,858
Philadelphia PA Municipal Authority (Lease Revenue, AGM Insured)	5.25	11/15/2015	2,850,000	3,037,302
Philadelphia PA Municipal Authority Series B (Lease Revenue, AGM Insured)	5.25	11/15/2016	1,280,000	1,358,298

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	99

SHORT-TERM MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Pennsylvania (continued)
Philadelphia PA Parking Authority (Port, Airport & Marina Authority Revenue)	5.00%	09/01/2012	$2,265,000	$2,360,832
Philadelphia PA School District (Tax Revenue, AMBAC State Aid Withholding Insured)	5.00	08/01/2013	2,955,000	3,166,223
Philadelphia PA School District Series A (Tax Revenue, AMBAC State Aid Withholding Insured)	5.00	08/01/2015	10,105,000	11,188,054
Philadelphia PA School District Series C (Tax Revenue, State Aid Withholding Insured)	5.00	09/01/2013	7,500,000	8,055,225
Philadelphia PA School District Series E (Tax Revenue, State Aid Withholding Insured)	5.00	09/01/2011	2,405,000	2,423,158
Pittsburgh PA Water & Sewer Authority Series C (Water & Sewer Revenue, Assured Guaranty Insured)§±	2.63	09/01/2035	6,250,000	6,334,000
St. Mary Hospital Authority PA Catholic Healthcare East Series B (Health Revenue)	5.00	11/15/2013	2,000,000	2,156,120
Westmoreland County PA (Tax Revenue, NATL-RE Insured)(z)	2.56	06/01/2013	1,170,000	1,113,676
Westmoreland County PA IDA Excela Health Project (Health Revenue)	4.00	07/01/2014	1,380,000	1,447,689
Westmoreland County PA IDA Excela Health Project (Health Revenue)	4.00	07/01/2015	1,435,000	1,512,576

				347,144,655

Puerto Rico: 0.97%
Puerto Rico Commonwealth (Miscellaneous Revenue, FGIC Insured)	5.50	07/01/2011	2,740,000	2,740,301
Puerto Rico Commonwealth Highway & Transportation Authority Floaters Series DCL 019 (Transportation Revenue, Dexia Credit Local LOC, FSA Insured)§±	2.60	01/01/2029	595,000	595,000
Puerto Rico Commonwealth Highway & Transportation Authority Series W (Transportation Revenue, NATL-RE & IBC Insured)	5.50	07/01/2013	2,700,000	2,767,878
Puerto Rico Electric Power Authority Series WW (Utilities Revenue)	5.00	07/01/2011	1,500,000	1,500,165
Puerto Rico Government Facilities Series M (Lease Revenue, Commonwealth Guaranty Insured)	5.50	07/01/2011	4,125,000	4,125,536
Puerto Rico HFA Vivienda Modernization (Housing Revenue)	4.75	10/01/2011	4,625,000	4,640,216
Puerto Rico Highway & Transportation Series W (Tax Revenue)	5.50	07/01/2013	1,620,000	1,729,156
Puerto Rico Highway & Transportation Series X (Tax Revenue)	5.50	07/01/2013	1,290,000	1,339,613
Puerto Rico Public Finance Corporation Commonwealth Series A (Miscellaneous Revenue, Government Development Bank for Puerto Rico LOC)§±	5.75	08/01/2027	17,000,000	17,310,760

				36,748,625

Rhode Island: 0.08%
Providence RI (Tax Revenue, AGM Insured)	4.00	01/15/2014	1,830,000	1,913,979
Rhode Island Health & Educational Building Corporation Providence Public Schools Program Series A (Miscellaneous Revenue, AGM Insured)	5.00	05/15/2014	1,175,000	1,256,240

				3,170,219

South Carolina: 0.72%
Berkeley County SC Pollution Control Facilities Generating Company Project (Utilities Revenue)	4.88	10/01/2014	2,860,000	3,055,309
Connector 2000 Association Incorporated Capital Appreciation Series A (Transportation Revenue)(z)	7.69	01/01/2012	61,376	59,084
Connector 2000 Association Incorporated Capital Appreciation Series A (Transportation Revenue)(z)	8.15	01/01/2013	105,306	93,412

100	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

SHORT-TERM MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

South Carolina (continued)
Connector 2000 Association Incorporated Capital Appreciation Series A (Transportation Revenue)(z)	8.71%	01/01/2014	$110,149	$89,068
Connector 2000 Association Incorporated Capital Appreciation Series A (Transportation Revenue)(z)	9.50	01/01/2015	119,099	86,234
Connector 2000 Association Incorporated Capital Appreciation Series A (Transportation Revenue)(z)	9.63	07/22/2051	665,372	15,843
Connector 2000 Association Incorporated Capital Appreciation Series A (Transportation Revenue)(z)	9.78	01/01/2042	1,150,857	64,137
Connector 2000 Association Incorporated Capital Appreciation Series A (Transportation Revenue)(z)	10.62	01/01/2032	1,485,756	181,946
Connector 2000 Association Incorporated Capital Appreciation Series A (Transportation Revenue)(z)	14.13	01/01/2022	294,812	72,017
Connector 2000 Association Incorporated Capital Appreciation Series A (Transportation Revenue)(z)	15.02	01/01/2021	278,784	72,283
Connector 2000 Association Incorporated Capital Appreciation Series A (Transportation Revenue)(z)	15.84	01/01/2020	235,042	66,047
Connector 2000 Association Incorporated Capital Appreciation Series A (Transportation Revenue)(z)	17.24	01/01/2019	216,089	64,328
Connector 2000 Association Incorporated Capital Appreciation Series A (Transportation Revenue)(z)	18.81	01/01/2018	198,490	63,614
Connector 2000 Association Incorporated Capital Appreciation Series A (Transportation Revenue)(z)	20.78	01/01/2017	179,606	62,535
Connector 2000 Association Incorporated Capital Appreciation Series A (Transportation Revenue)(z)	24.23	01/01/2016	132,758	49,232
Connector 2000 Association Incorporated Capital Appreciation Series B (Transportation Revenue)(z)	12.81	07/22/2051	258,161	1,923
Connector 2000 Association Incorporated Capital Appreciation Series B (Transportation Revenue)(z)	15.92	01/01/2032	513,093	23,751
Georgetown County SC Environmental Improvement International Paper Company Project Series A (IDR)	5.95	03/15/2014	2,300,000	2,482,275
Lexington County SC Health Services Incorporate (Health Revenue)	5.00	11/01/2014	500,000	548,895
Newberry SC Investing in Newberry County School District Project (Lease Revenue)	5.25	12/01/2014	1,000,000	1,095,660
Orangeburg County SC Joint Government Action Authority (Tax Revenue, NATL-RE Insured)	5.00	10/01/2013	1,100,000	1,157,068
Piedmont SC Municipal Power Agency Unrefunded Balance 2004 Series A (Utilities Revenue, FGIC Insured)	6.50	01/01/2016	1,860,000	2,210,759
Richland County SC Series A (Resource Recovery Revenue)	4.60	09/01/2012	1,500,000	1,545,090
South Carolina Jobs EDFA Anmed Health Project (Health Revenue)	3.00	02/01/2015	225,000	232,754
South Carolina Jobs EDFA Anmed Health Project (Health Revenue)	5.00	02/01/2015	1,145,000	1,263,324
South Carolina Jobs EDFA Palmetto Health (Health Revenue)§±	0.86	08/01/2039	9,625,000	9,452,328
Tobacco Settlement Revenue Management Authority SC (Tobacco Revenue)	5.00	06/01/2018	3,240,000	3,244,374

				27,353,290

South Dakota: 0.09%
Lower Brule Sioux Tribe SD Series B (Tax Revenue)	5.15	05/01/2014	830,000	760,355
South Dakota Housing Development Authority Series F (Housing Revenue)	5.25	05/01/2028	1,455,000	1,488,698
South Dakota State HEFA Sanford Health (Health Revenue)	4.00	11/01/2013	1,200,000	1,269,708

				3,518,761

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	101

SHORT-TERM MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Tennessee: 3.48%
Chattanooga-Hamilton County TN Hospital Authority (Health Revenue, AGM Insured)	5.00%	10/01/2013	$1,850,000	$1,991,359
Chattanooga-Hamilton County TN Hospital Authority (Health Revenue, AGM Insured)	5.00	10/01/2013	4,200,000	4,520,922
Chattanooga-Hamilton County TN Hospital Authority (Health Revenue, AGM Insured)	5.00	10/01/2014	1,650,000	1,811,370
Chattanooga-Hamilton County TN Hospital Authority (Health Revenue, AGM Insured)	5.00	10/01/2014	4,085,000	4,484,513
Elizabethton TN Health & Educational Facilities Board Hospital Series B MBIA (Health Revenue, NATL-RE & IBC Insured)§	7.75	07/01/2029	1,200,000	1,305,612
Johnson City TN Health & Educational Facilities Board 1st Mortgage Mountain States (Health Revenue)	3.00	07/01/2013	3,535,000	3,532,950
Johnson City TN Health & Educational Facilities Board 1st Mortgage Mountain States (Health Revenue)§	7.50	07/01/2033	10,700,000	11,616,455
Johnson City TN Health & Educational Facilities Board 1st Mortgage Mountain States Series A MBIA (Health Revenue, NATL-RE & IBC Insured)§	7.50	07/01/2033	8,750,000	9,499,438
Knox County TN Health Educational & Housing Facilities Board Covenant Health Project Series B2 (Health Revenue, Assured Guaranty Insured)§±	0.25	01/01/2046	16,700,000	16,700,000
Knox County TN Health Educational & Housing Facilities Board Fort Sanders Alliance (Health Revenue, NATL-RE Insured)	5.75	01/01/2012	7,000,000	7,146,650
Lewisburg TN Industrial Development Board Waste Management Incorporated Project (Resource Recovery Revenue)§±	2.50	07/01/2012	1,750,000	1,760,903
Metropolitan Government Nashville & Davidson County TN County HEFA Meharry Medical College (Health Revenue, AMBAC Insured)	6.00	12/01/2012	1,375,000	1,411,094
Shelby County TN Health, Educational & Housing Facilities Series 2004A (Health Revenue)	5.00	09/01/2015	2,750,000	3,103,073
Sullivan County TN Health Educational & Housing Facilities Board Wellmont Health Systems (Health Revenue, Radian Insured)	5.00	09/01/2011	680,000	681,156
Tennessee Energy Acquisition Corporation Series A (Energy Revenue)	5.00	02/01/2013	3,000,000	3,158,490
Tennessee Energy Acquisition Corporation Series A (Energy Revenue)	5.00	09/01/2013	4,185,000	4,416,807
Tennessee Energy Acquisition Corporation Series A (Energy Revenue)	5.00	09/01/2014	9,210,000	9,673,171
Tennessee Energy Acquisition Corporation Series A (Energy Revenue)	5.00	09/01/2015	19,040,000	19,959,442
Tennessee Energy Acquisition Corporation Series A (Energy Revenue)	5.00	09/01/2016	7,130,000	7,412,348
Tennessee Energy Acquisition Corporation Series C (Energy Revenue)	5.00	02/01/2015	12,135,000	12,864,556
Tennessee Energy Acquisition Corporation Series C (Energy Revenue)	5.00	02/01/2018	4,280,000	4,391,580

				131,441,889

Texas: 8.00%
Arlington TX Special Obligation Dallas Cowboys Series A (Tax Revenue, NATL-RE Insured)§	5.00	08/15/2034	5,945,000	5,946,308
Bexar County TX Health Facilities (Health Revenue)	5.00	07/01/2011	165,000	165,013
Brazos River TX Harbor Navigation District The Dow Chemical Company (IDR)	5.25	10/01/2011	1,300,000	1,301,261
Central Texas Regional Mobility Authority (Transportation Revenue)	5.75	01/01/2017	500,000	550,350
Dallas Fort Worth TX International Airport Series B (Port, Airport, & Marina Authority Revenue, NATL-RE Insured)	5.75	11/01/2018	3,000,000	3,010,500
Garza County TX Public Facilities Corporation (Lease Revenue)	5.00	10/01/2011	1,220,000	1,225,478
Garza County TX Public Facilities Corporation (Lease Revenue)	5.00	10/01/2012	10,000	10,210
Harris County TX Cultural Education Facilities Finance Corporation (Health Revenue)	2.75	06/01/2014	2,380,000	2,429,123
Harris County TX Cultural Education Facilities Finance Corporation (Health Revenue)	3.13	06/01/2015	2,290,000	2,363,257

102	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

SHORT-TERM MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Texas (continued)
Harris County TX Cultural Education Facilities Finance Corporation Methodist Hospital System Series B (Health Revenue)	5.25%	12/01/2013	$3,000,000	$3,317,490
Harris County TX Health Facilities Development Corporation Memorial Hospital Systems Project Series A (Health Revenue, NATL-RE Insured)	6.00	06/01/2012	1,250,000	1,302,925
Harris County TX Sports Authority Capital Appreciation Junior Lien Series B (Tax Revenue, NATL-RE Insured)(z)	5.93	11/15/2011	3,345,000	3,271,979
Houston TX Airport System Sub Lien Series A (Port, Airport & Marina Authority Revenue, NATL-RE & FGIC Insured)	5.50	07/01/2017	5,940,000	5,984,431
Houston TX Airport System Sub Lien Series B (Port, Airport & Marina Authority Revenue, NATL-RE & FGIC Insured)	5.25	07/01/2015	4,000,000	4,028,480
Houston TX Beneficial Ownership Series 14 Puttable (Housing Revenue)§	5.75	11/01/2034	1,520,000	1,522,295
Houston TX Hotel Occupancy (Tax Revenue, AMBAC Insured)(z)	4.14	09/01/2016	4,000,000	3,232,480
Houston TX Hotel Occupancy Refunding Convention & Entertainment (Tax Revenue, AMBAC Insured)	5.38	09/01/2014	2,930,000	2,947,961
Houston TX Hotel Occupancy Tax & Supplement Series B (Tax Revenue, AMBAC Insured)	5.75	09/01/2015	3,505,000	3,526,801
Houston TX Housing Finance Corporation Series A (Housing Revenue, GNMA/FNMA Insured)	6.75	06/01/2033	620,000	641,619
Laredo TX Public Property Finance Contractual Obligation (GO-Local)	3.88	02/15/2018	4,525,000	4,678,579
Lewisville TX Refinancing & Capital Improvement Special Assessment (Tax Revenue, ACA Insured)	5.75	09/01/2012	240,000	244,543
Lower Colorado River Authority TX Unrefunded Balance 2010 Series A (Miscellaneous Revenue, AGM Insured)	5.88	05/15/2015	1,510,000	1,516,297
Lubbock TX Health Facilities Development Corporation St. Joseph Health Systems Series A (Hospital Revenue)§±	3.05	07/01/2030	3,325,000	3,394,360
Mission TX Economic Development Corporation Solid Waste Disposal Allied Waste Incorporated Project Series A (Resource Recovery Revenue)	5.20	04/01/2018	5,000,000	5,061,500
North Texas Health Facilities Development Corporation TX United Regional Health Care System (Health Revenue, AGM Insured)	5.00	09/01/2017	850,000	939,165
North Texas Higher Education Authority Incorporated Student Loan Series 1 Class A-1 (Education Revenue)§±	0.70	07/01/2019	23,300,000	23,275,535
North Texas Tollway Authority First Tier Puttable Series L-2 (Transportation Revenue)§±	6.00	01/01/2038	16,575,000	17,771,881
North Texas Tollway Authority Series A (Transportation Revenue)	3.00	01/01/2012	2,000,000	2,023,560
Sabine River Authority TX PCR TXU Electric Company Project Series A (Utilities Revenue)§±	5.50	05/01/2022	8,515,000	8,367,094
Sabine River Authority TX PCR TXU Electric Company Project Series B (Resource Recovery Revenue)§±	5.75	05/01/2030	3,595,000	3,532,555
San Antonio TX Hotel Occupancy (Tax Revenue, NATL-RE & FGIC Insured)(z)	0.77	08/15/2011	1,315,000	1,313,711
Tarrant County TX Cultural Education Facilities (Health Revenue)	5.00	05/15/2013	1,000,000	1,032,280
Texas Municipal Gas Acquisition & Supply Corporation Senior Lien Series D (Energy Revenue)	5.63	12/15/2017	46,810,000	50,476,627
Texas Municipal Gas Acquisition & Supply Corporation Series A (Energy Revenue)	5.00	12/15/2015	6,080,000	6,474,045
Texas Municipal Gas Acquisition & Supply Corporation Series A (Energy Revenue)§±	0.87	09/15/2017	9,265,000	9,003,727
Texas Municipal Gas Acquisition & Supply Corporation Series A (Energy Revenue)	5.00	12/15/2012	600,000	631,944
Texas Municipal Gas Acquisition & Supply Corporation Series B (Energy Revenue)§±	0.58	09/15/2017	63,850,000	61,324,733
Texas Municipal Gas Acquisition & Supply Corporation Series B (Energy Revenue)§±	0.72	12/15/2017	1,350,000	1,221,710

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	103

SHORT-TERM MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Texas (continued)
Texas Municipal Power Agency Unrefunded Balance (Utilities Revenue, AMBAC Insured)(z)	1.03%	09/01/2012	$2,785,000	$2,751,302
Texas Municipal Power Agency Unrefunded Balance (Utilities Revenue, NATL-RE Insured)(z)	2.13	09/01/2015	8,000,000	7,318,480
Texas State Affordable Housing Corporation (Housing Revenue, GNMA/FNMA Insured)§	5.50	09/01/2038	290,000	299,660
Texas State PFA (Miscellaneous Revenue)	2.60	07/01/2020	42,815,000	42,921,609

				302,352,858

Utah: 0.07%
Utah State Charter School Finance Authority North Davis Preparatory (Miscellaneous Revenue)	5.00	07/15/2015	770,000	775,860
Utah State Charter School Finance Authority Summit Academy Series A (Miscellaneous Revenue)	5.13	06/15/2017	1,710,000	1,690,968

				2,466,828

Vermont: 0.27%
Burlington VT (Utilities Revenue, AMBAC Insured)	5.38	07/01/2013	605,000	626,677
Burlington VT (Utilities Revenue, AMBAC Insured)	5.38	07/01/2014	1,145,000	1,181,205
Burlington VT Airport Authority (Miscellaneous Revenue)	6.50	12/15/2012	8,500,000	8,495,155

				10,303,037

Virgin Islands: 0.67%
Virgin Islands PFA Matching Fund Loan Notes Series A (Miscellaneous Revenue)	6.00	10/01/2014	2,100,000	2,237,781
Virgin Islands PFA Senior Lien Matching Fund Loan Notes Series A (Water & Sewer Revenue)	5.00	10/01/2014	645,000	696,981
Virgin Islands PFA Senior Lien Series B (Miscellaneous Revenue)	5.00	10/01/2013	2,500,000	2,661,600
Virgin Islands PFA Senior Lien Series B (Miscellaneous Revenue)	5.00	10/01/2014	500,000	540,295
Virgin Islands PFA Series C (Miscellaneous Revenue)	5.00	10/01/2016	4,000,000	4,353,880
Virgin Islands PFA Sub Lien Series C (Miscellaneous Revenue)	5.00	10/01/2013	3,250,000	3,449,355
Virgin Islands PFA Sub Lien Series C (Miscellaneous Revenue)	5.00	10/01/2014	2,250,000	2,420,213
Virgin Islands PFA Sub Matching Fund Loan Notes Series A (Miscellaneous Revenue)	3.00	10/01/2011	465,000	466,288
Virgin Islands PFA Sub Matching Fund Loan Notes Series A (Miscellaneous Revenue)	3.00	10/01/2012	465,000	470,534
Virgin Islands PFA Sub Matching Fund Loan Notes Series A (Tax Revenue)	4.00	10/01/2014	600,000	629,694
Virgin Islands PFA Sub Matching Fund Loan Notes Series A (Miscellaneous Revenue)	5.00	10/01/2013	605,000	642,111
Virgin Islands PFA Sub Matching Fund Loan Notes Series A (Tax Revenue)	5.00	10/01/2015	620,000	678,342
Virgin Islands Water & Power Authority Series A (Utilities Revenue)	4.00	07/01/2013	3,500,000	3,617,635
Virgin Islands Water & Power Authority Series A (Utilities Revenue)	4.00	07/01/2014	2,500,000	2,594,225

				25,458,934

Virginia: 0.52%
Chesterfield County VA IDA PCR Series A (IDR)§±	5.88	06/01/2017	3,300,000	3,374,250
Chesterfield County VA IDA PCR Series B (IDR)§±	5.88	06/01/2017	2,425,000	2,479,563
Louisa VA IDA Electric & Power Company Project Series A (Utilities Revenue)§±	5.38	11/01/2035	2,000,000	2,164,780

104	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

SHORT-TERM MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Virginia (continued)
Marquis County VA IDA (Miscellaneous Revenue)	5.10%	09/01/2013	$3,072,000	$2,644,163
Richmond VA Government Facilities Revenue Bonds (Lease Revenue, AMBAC Insured)	5.00	07/15/2013	360,000	379,037
Smyth County VA IDA Mountain States Health Alliance (Health Revenue)	5.00	07/01/2013	3,670,000	3,874,713
Virginia College Building Authority Regent University Project (Education Revenue)	4.50	06/01/2012	395,000	405,602
Virginia College Building Authority Regent University Project (Education Revenue)	5.00	06/01/2014	535,000	575,553
Virginia State Housing Development Authority Series A-5 (Housing Revenue, GO of Authority Insured)	3.90	01/01/2013	750,000	764,835
Virginia State Housing Development Authority Series A-5 (Housing Revenue, GO of Authority Insured)	3.90	07/01/2013	600,000	615,126
Virginia State Housing Development Authority Series A-5 (Housing Revenue, GO of Authority Insured)	4.20	07/01/2014	750,000	777,210
Virginia State Housing Development Authority Sub Series C (Housing Revenue)	4.25	07/01/2013	1,500,000	1,548,885

				19,603,717

Washington: 1.06%
Clark County WA School District # 114 (Tax Revenue, AGM Insured)	5.25	12/01/2012	5,000,000	5,350,350
Energy Northwest Washington Electric Project Series A (Utilities Revenue)	5.00	07/01/2014	3,410,000	3,648,461
King County WA Public Hospital District # 001 Series A (Health Revenue)	5.00	06/15/2013	1,070,000	1,126,325
King County WA Public Hospital District 001 Series A (Health Revenue)	5.00	06/15/2014	1,520,000	1,624,424
Port Kalama WA Series B (Port, Airport & Marina Authority Revenue)	5.25	12/01/2015	500,000	545,145
Port Moses Lake WA Series A (Tax Revenue, XLCA Insured)	4.25	12/01/2011	260,000	263,796
Port Moses Lake WA Series A (Tax Revenue, XLCA Insured)	4.25	12/01/2012	200,000	208,894
Port Moses Lake WA Series A (Tax Revenue, XLCA Insured)	4.25	12/01/2013	185,000	196,133
Quinault Indian Nation WA Quinault Beach Series A (Miscellaneous Revenue, ACA Insured)	5.80	12/01/2015	395,000	394,953
Skagit County WA Public Hospital District #1 (Health Revenue)	5.50	12/01/2013	500,000	531,415
Tobacco Settlement Authority WA Asset-Backed (Tobacco Revenue)	6.50	06/01/2026	16,895,000	17,132,544
Washington State Health Care Facilities Authority Series A (Health Revenue)	5.00	08/15/2012	2,000,000	2,086,280
Washington State Health Care Facilities Authority Series A (Health Revenue)	5.00	08/15/2013	1,250,000	1,341,575
Washington State Health Care Facilities Authority Series A (Health Revenue)	5.00	08/15/2014	1,500,000	1,640,550
Washington State HEFAR Whitworth University Project (Education Revenue)	4.00	10/01/2012	710,000	727,601
Washington State HEFAR Whitworth University Project (Education Revenue)	4.00	10/01/2013	630,000	652,100
Washington State HEFAR Whitworth University Project (Education Revenue)	4.00	10/01/2014	790,000	824,254
Washington State HFA (Health Revenue)	5.10	01/01/2013	2,000,000	1,872,580

				40,167,380

West Virginia: 0.23%
Berkeley County WV Public Sewer Series A (Miscellaneous Revenue)	4.55	10/01/2014	545,000	565,857
Kanawha County WV Residential Mortgage (Housing Revenue, FGIC Insured)	7.38	09/01/2011	200,000	202,418
West Virginia Economic Development Authority PCR Series D (Utilities Revenue)§±	4.85	05/01/2019	7,400,000	7,847,700

				8,615,975

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	105

SHORT-TERM MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Wisconsin: 1.36%
Badger WI Tobacco Asset Securitization Corporation Asset-Backed Prerefunded (Tobacco Revenue)§	6.13%	06/01/2027	$5,355,000	$5,585,104
Kenosha WI USD # 1 Series A (Tax Revenue)	4.00	04/01/2013	2,130,000	2,231,899
Kimberly WI Area School District Refunding (Tax Revenue, AGM Insured)	4.35	03/01/2013	1,000,000	1,025,220
Wisconsin HEFA Mercy Alliance Incorporated Project Series A (Health Revenue)	5.00	06/01/2019	6,000,000	6,272,340
Wisconsin State HEFA (Health Revenue)	4.00	12/01/2013	1,295,000	1,364,658
Wisconsin State HEFA (Health Revenue)	4.00	12/01/2015	1,310,000	1,388,888
Wisconsin State HEFA (Health Revenue)	5.00	07/15/2014	6,000,000	6,432,060
Wisconsin State HEFA (Health Revenue)	5.00	12/01/2014	1,350,000	1,473,228
Wisconsin State HEFA Aurora Healthcare Incorporated Series A (Health Revenue)	5.00	04/15/2012	555,000	569,624
Wisconsin State HEFA Aurora Healthcare Incorporated Series A (Health Revenue)	5.00	04/15/2014	1,500,000	1,601,040
Wisconsin State HEFA Froedtert & Community Healthcare (Health Revenue)	4.00	04/01/2014	1,250,000	1,334,463
Wisconsin State HEFA Ministry Healthcare Series A (Health Revenue)	4.00	08/15/2014	1,000,000	1,062,870
Wisconsin State HEFA Ministry Healthcare Series A (Health Revenue)	5.00	08/15/2015	1,750,000	1,944,005
Wisconsin State HEFA ThedaCare Incorporated (Health Revenue)	5.00	12/15/2014	1,060,000	1,158,198
Wisconsin State HEFA ThedaCare Incorporated Series A (Health Revenue)	5.00	12/15/2014	1,730,000	1,905,993
Wisconsin State HEFA ThedaCare Incorporated Series B (Health Revenue)	4.00	12/15/2014	3,405,000	3,606,372
Wisconsin State HEFA Wheaton Healthcare Series B (Health Revenue)§±	4.75	08/15/2025	10,750,000	11,480,785
Wisconsin State HEFA Wheaton Healthcare Series B (Health Revenue)	5.00	08/15/2012	860,000	883,272

				51,320,019

Total Municipal Bonds and Notes (Cost $3,630,274,894)				3,662,423,642

Short-Term Investments: 2.39%

	Yield

US Treasury Securities: 0.03%
US Treasury Bill#(z)	0.02	09/22/2011	1,400,000	1,399,945

			Shares

Investment Companies: 2.36%
Wells Fargo Advantage National Tax-Free Money Market Fund(l)(u)	0.01		89,090,340	89,090,340

Total Short-Term Investments (Cost $90,490,285)				90,490,285

Total Investments in Securities
(Cost $3,720,765,179)*	99.32%	3,752,913,927
Other Assets and Liabilities, Net	0.68	25,606,765

Total Net Assets	100.00%	$3,778,520,692

106	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

SHORT-TERM MUNICIPAL BOND FUND

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(m)	An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

§	Security is subject to a demand feature which reduces the effective maturity.

^^	Security is currently in default with regards to scheduled interest and/or principal payments.

±	Variable rate investments.

(z)	Zero coupon security. Rate represents yield to maturity.

(n)	Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

††	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $3,721,511,019 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$51,395,721
Gross unrealized depreciation	(19,992,813)

Net unrealized appreciation	$31,402,908

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	107

STRATEGIC MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Municipal Bonds and Notes: 97.27%

Alabama: 0.72%
Alabama 21st Century Authority Tobacco Settlement Revenue (Tobacco Revenue)	5.50%	12/01/2013	$2,500,000	$2,556,950
Chatom AL Industrial Development Board Solid Waste Disposal (Utilities Revenue)	4.00	08/01/2016	1,875,000	1,987,706

				4,544,656

Alaska: 0.18%
Alaska Industrial Development & Export Authority Snettisham Hydroelectric (Utilities Revenue, AMBAC Insured)	6.00	01/01/2014	1,165,000	1,167,913

Arizona: 2.85%
Arizona Health Facilities Authority Banner Health Series B (Health Revenue)±	1.01	01/01/2037	5,000,000	3,530,700
Arizona Health Facilities Authority Phoenix Children’s Hospital Series B (Health Revenue)§±	0.96	02/01/2042	5,800,000	5,226,902
Fort McDowell AZ Yavapai Nation Gaming Revenue (Tax Revenue)	7.75	05/01/2024	3,000,000	3,128,700
Maricopa County AZ IDA Multifamily Housing Series A-1 (Housing Revenue, GNMA & FHA Insured)	5.75	10/20/2018	860,000	906,216
Maricopa County AZ Stadium District Revenue (Tax Revenue, AMBAC Insured)	5.38	06/01/2013	3,260,000	3,193,463
Phoenix AZ Street & Highway User (Miscellaneous Revenue, AMBAC-TCR Insured)	6.25	07/01/2011	380,000	380,061
Scottsdale AZ IDA Hospital (IDR)	5.00	09/01/2012	1,615,000	1,676,580

				18,042,622

California: 10.37%
Alameda Corridor Transportation Authority (Transportation Revenue, AMBAC Insured)(z)	0.05	10/01/2014	500,000	439,705
Alameda Corridor Transportation Authority (Transportation Revenue, AMBAC Insured)(z)	0.05	10/01/2017	555,000	409,424
Alameda County CA COP Medical Center Project (Lease Revenue, NATL-RE Insured)	5.38	06/01/2014	115,000	121,092
California GO (Tax Revenue, FGIC Insured)	6.00	08/01/2014	755,000	758,473
California GO (GO - State)	6.25	10/01/2019	15,000	15,182
California GO Series BW (Miscellaneous Revenue, AGM Insured)	4.95	12/01/2011	175,000	175,551
California Housing Finance Agency (Housing Revenue, AGM Insured)	4.00	02/01/2015	680,000	683,366
California Housing Finance Agency (Housing Revenue, AGM Insured)	4.00	08/01/2015	1,585,000	1,590,294
California Housing Finance Agency Multifamily Housing Series A (Housing Revenue, NATL-RE GO of Agency Insured)	5.05	08/01/2011	100,000	100,284
California Housing Finance Agency Multifamily Housing Series A (Housing Revenue, NATL-RE GO of Agency Insured)	5.95	08/01/2028	625,000	594,744
California Housing Finance Agency Multifamily Housing Series B (Housing Revenue, AMBAC & FHA Insured)	6.15	08/01/2022	160,000	160,192
California Public Works Board Lease California State University Project Series C (Lease Revenue, NATL-RE-IBC Insured)	5.38	10/01/2016	500,000	501,045
California Public Works Board Lease Community College Project Series B (Lease Revenue, AMBAC Insured)	5.63	03/01/2016	215,000	215,501
California Public Works Board Lease State University Project Series A (Lease Revenue)	5.25	12/01/2013	55,000	55,171
California Public Works Board Lease State University Project Series A (Lease Revenue, AMBAC Insured)	5.40	12/01/2016	1,050,000	1,052,205
California Public Works Board Lease State University Project Series C (Lease Revenue, NATL-RE-IBC Insured)	5.25	10/01/2013	100,000	100,301

108	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

STRATEGIC MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
California Public Works Board Lease State University Project Series C (Lease Revenue, NATL-RE-IBC Insured)	5.40%	10/01/2022	$700,000	$702,100
California Rural Home Mortgage Authority SFHR Series B (Housing Revenue, GNMA/FNMA Insured)	7.30	06/01/2031	125,000	128,490
California State (GO-State)§±	2.60	08/01/2027	18,405,000	18,405,000
California Statewide CDA COP SAVRS (Continuing Care Retirement Community, ACA Radian Insured)(a)±(n)(m)§	0.57	05/15/2029	1,250,000	1,193,159
California Tobacco Securitization Corporation Series A (Tobacco Revenue)	5.00	06/01/2017	250,000	250,045
Delhi CA Unified School District (Tax Revenue, AMBAC Insured)(z)	0.04	08/01/2019	2,500,000	1,654,325
Dixon CA Unified School District Election of 2002 GO (GO - Local, NATL-RE FGIC Insured)(z)	0.03	08/01/2037	1,100,000	174,801
Fontana CA Redevelopment Agency Mortgage College Village Drive Apartments (Housing Revenue, GNMA Insured)	5.45	05/20/2027	1,000,000	1,065,950
Fontana CA Redevelopment Agency Mortgage College Village Drive Apartments Series A (Housing Revenue, GNMA Insured)	5.25	05/20/2017	1,235,000	1,269,481
Inland Valley CA Development Agency Tax Allocation (Tax Revenue)§±	4.50	03/01/2041	2,300,000	2,381,144
Inland Valley CA Devlopment Agency Tax Allocation (Tax Revenue)§±	4.25	03/01/2041	4,400,000	4,523,244
Kirkwood Meadows Public Utility District (Utilities Revenue)	4.50	05/01/2013	2,000,000	2,010,980
Los Angeles CA Multifamily Housing Colorado Terrace LP Project Series H (Housing Revenue, GNMA Insured)	4.35	11/20/2012	160,000	164,590
Los Angeles County CA COP Disney Parking Project (Lease Revenue)(z)	0.03	03/01/2016	4,170,000	3,540,122
Los Angeles County CA Metropolitan Transportation Authority (Transportation Revenue)§±	3.00	07/01/2031	1,000,000	1,000,000
Los Angeles County CA Schools Regionalized Business Services Series A (Education Revenue, AMBAC Insured)(z)	0.05	08/01/2016	1,945,000	1,501,851
Mountain View CA Tax Allocation Shoreline Regional Park Series A (Tax Revenue, NATL-RE Insured)	5.50	08/01/2021	250,000	250,038
Northern California Gas Authority # 1 LIBOR (Energy Revenue)±	0.80	07/01/2017	1,040,000	904,488
Northern California Gas Authority # 1 LIBOR (Energy Revenue)±	0.92	07/01/2027	15,380,000	10,889,809
Palmdale CA Civic Authority Civic Center Refinancing Series A (Tax Revenue, NATL-RE Insured)	5.60	07/01/2015	100,000	100,138
San Francisco CA City & County Redevelopment Agency (Housing Revenue)§±	3.34	12/01/2016	6,300,000	6,300,000
Santa Clara CA Redevelopment Agency Tax Allocation Bayshore North Project (Tax Revenue, NATL-RE Insured)	5.00	06/01/2016	250,000	251,735

				65,634,020

Colorado: 2.54%
Colorado Health Facilities Authority Total Long Term Care Incorporated (Health Revenue)	4.25	11/15/2015	700,000	700,259
Colorado HFA Series E-2 (Housing Revenue)	7.00	02/01/2030	830,000	851,456
Colorado HFA SFHR (Housing Revenue)(z)	0.03	11/01/2029	1,565,000	555,638
Colorado Springs CO (Utilities Revenue)±	2.00	11/01/2023	8,585,000	8,585,000
Denver CO City & County Series C (Airport Revenue, NATL-RE-IBC Insured)	6.13	11/15/2025	115,000	115,406
Glendale CO COP (Lease Revenue, XLCA Insured)	5.75	12/01/2013	685,000	753,514
Public Authority For Colorado Energy Natural Gas (Energy Revenue)	5.75	11/15/2018	565,000	601,578
Public Highway Authority CO Series B (Transportation Revenue, NATL-RE Insured)(z)	0.05	09/01/2016	5,000,000	3,908,000

				16,070,851

Connecticut: 1.44%
Connecticut GO (Tax Revenue, FGIC-TCR Insured)	5.65	03/15/2012	270,000	271,196

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	109

STRATEGIC MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Connecticut (continued)
Connecticut HEFA Bridgeport Hospital Series A (Health Revenue, NATL-RE Insured)	6.63%	07/01/2018	$200,000	$201,658
Connecticut Resource Recovery Authority Mid-Connecticut System Series A (Resource Recovery Revenue, NATL-RE GO of Authority Insured)	5.50	11/15/2011	1,705,000	1,711,956
Connecticut Resource Recovery Authority Mid-Connecticut System Series A (Resource Recovery Revenue, NATL-RE GO of Authority Insured)	5.50	11/15/2012	920,000	923,717
Connecticut State (GO - State, AMBAC Insured)±	3.33	06/01/2016	1,000,000	983,840
Connecticut State Series A (GO - State)±	0.88	05/15/2017	3,000,000	3,000,000
Connecticut State Series A (GO - State)±	1.03	05/15/2018	2,000,000	2,000,000

				9,092,367

District of Columbia: 0.01%
District of Columbia HFA Residential Seniors Center Series 1 (Housing Revenue, FGIC FHA Private Mortgages Insured)	7.75	09/01/2016	62,500	62,713

Florida: 8.97%
Baker FL Correctional Development First Mortgage Detention Center Project (Lease Revenue)	6.00	02/01/2013	455,000	396,869
Broward County FL Airport System Series E (Airport Revenue, NATL-RE Insured)	5.25	10/01/2012	4,000,000	4,015,000
Collier County FL IDA Naples Community Hospital Incorporated Project (Hospital Revenue, Bank of America NA LOC)§±	4.65	10/01/2034	2,000,000	1,999,740
Dade County FL Resource Recovery Facilities Revenue (Resource Recovery Revenue, AMBAC Insured)	5.50	10/01/2013	500,000	501,475
Dade County FL Seaport (Airport Revenue, NATL-RE Insured)	5.50	10/01/2026	370,000	370,925
Dade County FL Seaport Series 95 (Airport Revenue, NATL-RE Insured)	5.75	10/01/2015	475,000	477,000
Florida Citizens Property Insurance Corporation (Miscellaneous Revenue, AGM Insured)±	1.83	06/01/2014	4,500,000	4,500,000
Florida Correctional Privatization Commission COP 350 Bed Youthful Polk County Series B (Lease Revenue, AMBAC Insured)	5.00	08/01/2017	80,000	80,135
Florida Development Finance Corporation (Education Revenue)	6.50	06/15/2021	3,000,000	2,956,770
Florida HFA (Housing Revenue, AGM Insured)(z)	0.04	12/01/2029	4,980,000	1,564,766
Florida HFA Brittany of Rosemont Series G1 (Housing Revenue, AMBAC & FHA Insured)	6.25	07/01/2035	690,000	623,601
Florida Housing Finance Corporation Hampton Center Apartments Series D-1 (Housing Revenue, FNMA Insured)	5.60	03/01/2032	185,000	185,056
Florida Housing Finance Corporation Multifamily Housing Series 2 (Housing Revenue)	4.25	12/15/2012	1,000,000	1,000,730
Florida Housing Finance Corporation Mystic Pointe II-F-1 (Housing Revenue, GNMA Insured)	6.00	12/01/2029	120,000	120,926
Florida Mid-Bay Bridge Authority Series A (Transportation Revenue, AMBAC Insured)	5.95	10/01/2022	1,685,000	1,701,682
Florida Municipal Loan Council Series A (Miscellaneous Revenue, NATL-RE Insured)	5.25	11/01/2015	1,840,000	1,876,322
Florida Refunding GO Senior Lien Jacksonville Transportation (GO - State)	5.00	07/01/2012	350,000	351,386
Florida State Municipal Power Agency (Utilities Revenue, SunTrust Bank LOC)§±	0.25	10/01/2030	1,700,000	1,700,000
Gulf Breeze FL City Hall Series FG&H (Miscellaneous Revenue)§±	3.00	12/01/2020	5,000,000	4,928,850
Gulf Breeze FL Local Government (Miscellaneous Revenue)	4.50	12/01/2013	180,000	180,000
Hillsborough County FL IDA CIG Tax Allocation Series A (Tobacco Revenue, AMBAC Insured)	5.50	09/01/2016	735,000	755,293
Hillsborough County FL IDA Tampa General Hospital Project Series A (Hospital Revenue)	5.00	10/01/2018	2,800,000	2,883,216
Hillsborough County FL School District (Tax Revenue, AMBAC Insured)	5.00	10/01/2014	1,000,000	1,059,580

110	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

STRATEGIC MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Florida (continued)
Lee County FL AMT Series A (Airport Revenue, AGM Insured)	6.00%	10/01/2032	$4,400,000	$4,409,592
Lee County FL HFA (Housing Revenue)(i)	4.50	09/15/2012	6,470,000	6,471,618
Manatee County FL HFA SFHR Series A (Housing Revenue, GNMA/FNMA Insured)	6.57	05/01/2039	95,000	98,161
Miami-Dade County FL Expressway Authority (Transportation Revenue, Transportation Revenue AGM Insured)††§±	0.24	07/01/2018	1,450,000	1,450,000
Miami-Dade County FL HFA Multifamily Housing Sunset Bay Apartments Project Series 5A (Housing Revenue, AGM Insured)	6.05	01/01/2041	200,000	201,766
Mid-Bay Bridge Authority FL Series B (Transportation Revenue)	5.00	10/01/2016	2,000,000	2,026,660
Orange County FL Tourist Development Tax (Miscellaneous Revenue, AMBAC MBIA-IBC Insured)	6.00	10/01/2016	335,000	360,731
Orlando & Orange County FL Expressway Authority Sub Series B-2 (Transportation Revenue, SunTrust Bank LOC)§±	0.55	07/01/2040	2,000,000	2,000,000
Seminole Tribe FL Series 2010A (Miscellaneous Revenue)††	5.13	10/01/2017	2,450,000	2,377,309
Tampa Bay FL Bay Water Regional Water Supply Authority Utility System (Water & Sewer Revenue)	5.00	10/01/2016	2,615,000	3,038,525
Tampa FL Home Mortgage (Housing Revenue)(z)	0.09	10/01/2014	475,000	136,620

				56,800,304

Georgia: 3.25%
Appling County GA Development Authority Pollution Control (Utilities Revenue, AMBAC Insured)	4.40	07/01/2016	1,000,000	1,000,120
Atlanta GA Airport Series A (Airport Revenue, NATL-RE FGIC Insured)	5.50	01/01/2021	3,550,000	3,579,430
Atlanta GA Airport Series B (Airport Revenue, NATL-RE FGIC Insured)	6.00	01/01/2018	5,000,000	5,035,150
Augusta GA Multifamily Housing Ashton Bon Air LP (Housing Revenue, GNMA Insured)	4.90	11/20/2024	1,070,000	980,848
Cherokee County GA Water & Sewer (Water & Sewer Revenue, NATL-RE Insured)	6.90	08/01/2018	5,000	5,022
De Kalb County GA Multifamily Housing Bryton Hills Apartments (Housing Revenue)	5.00	09/01/2011	70,000	70,433
De Kalb County GA Series B (GO - State)	4.00	01/01/2016	1,025,000	1,046,310
Fulton County GA Residential Care Facilities Authority Lenbrook Project Series A (Hospital Revenue)	5.00	07/01/2017	1,500,000	1,338,060
Fulton County GA Water & Sewer (Water & Sewer Revenue, NATL-RE FGIC Insured)	5.00	01/01/2015	1,990,000	1,997,283
Main Street Natural Gas Incorporated Series B (Energy Revenue)	5.00	03/15/2017	5,300,000	5,534,790

				20,587,446

Guam: 0.68%
Guam Department of Education John F. Kennedy High School Project Series A COP (Lease Revenue)	5.50	12/01/2015	1,500,000	1,512,780
Guam Government Hotel Occupancy Tax (Tax Revenue)	5.00	11/01/2017	500,000	523,240
Guam Government Hotel Occupancy Tax Series A (Tax Revenue)	5.00	11/01/2016	1,000,000	1,059,150
Guam Government Waterworks Authority Water & Wastewater System (Water & Sewer Revenue)	4.00	07/01/2016	1,255,000	1,179,386

				4,274,556

Hawaii: 0.06%
Hawaii Department of Budget & Finance Hawaiian Electric Company Project (Utilities Revenue, NATL-RE Insured)	5.45	11/01/2023	415,000	403,359

Illinois: 11.57%
Chicago IL Midway Airport Series B (Airport Revenue)§±	5.00	01/01/2034	5,000,000	5,446,550
Chicago IL Midway Airport Series B (Airport Revenue, NATL-RE Insured)	5.63	01/01/2029	340,000	340,020

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	111

STRATEGIC MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Illinois (continued)
Chicago IL O’Hare International Airport (Airport Revenue, Dexia Credit Local LOC)§±	3.00%	01/01/2035	$15,000,000	$15,000,000
Chicago IL O’Hare International Airport Series A (Airport Revenue, AMBAC Insured)	5.50	01/01/2016	3,065,000	3,073,582
Chicago IL Series A-2 (GO-State)	5.50	01/01/2018	5,000,000	5,493,150
Cook County IL GO Community College District #510 South Suburban College (Tax Revenue, AGM Insured)(z)	0.03	12/01/2015	1,090,000	973,970
Du Page County III Community High School District (Education Revenue, AGM Insured)	5.60	01/01/2021	2,085,000	2,198,111
Illinois Development Finance Authority Pollution Power Company Project Series A (IDR, NATL-RE Insured)	5.70	02/01/2024	250,000	250,063
Illinois Development Finance Authority Provena Health Series A (Health Revenue, NATL-RE Insured)	5.25	05/15/2012	1,000,000	1,001,370
Illinois Educational Facilities Authority Series A (Education Revenue)	5.63	10/01/2022	3,325,000	3,341,625
Illinois Finance Authority Student Housing Northern Il University Project (Education Revenue)	5.13	10/01/2020	4,805,000	4,846,900
Illinois GO (Tax Revenue)	5.15	07/01/2015	1,055,000	1,057,849
Illinois GO (Tax Revenue, NATL-RE FGIC Insured)	5.25	07/01/2022	150,000	150,417
Illinois Health Facilities Authority Western Medical Facilities Foundation (Health Revenue, NATL-RE Insured)	5.00	11/15/2018	4,375,000	4,377,800
Illinois Housing Development Authority Morningside North Development (Housing Revenue, AGM Housing & Urban Development Section 8 Insured)	5.25	01/01/2021	8,235,000	8,241,670
Illinois State (Tax Revenue, AGM Insured)	5.00	09/01/2015	2,000,000	2,203,080
Illinois State (Tax Revenue)	5.00	09/01/2016	1,400,000	1,499,904
Illinois State (Tax Revenue)	5.00	01/01/2017	1,250,000	1,360,725
Illinois State (Tax Revenue)	5.25	10/01/2015	1,750,000	1,820,525
Illinois State Series A (Miscellaneous Revenue, NATL-RE Insured)	5.00	03/01/2016	1,000,000	1,061,020
Illinois State Series B (GO-State)§±	3.10	10/01/2033	5,200,000	5,200,000
Kendall Kane & Will Counties IL Community Unit School District Series C (Tax Revenue, AGM Insured)(z)	0.04	10/01/2017	1,350,000	1,053,864
Lake County IL Community High School District (Education Revenue, NATL-RE FGIC Insured)(z)	0.04	12/01/2017	540,000	399,622
Lake County IL Community School District (Education Revenue, AMBAC Insured)(z)	0.04	02/01/2013	340,000	318,481
Railsplitter Tobacco Settlement Authority (Tobacco Revenue, Tobacco Revenue)	4.13	06/01/2016	1,000,000	1,032,110
Saint Clair County IL School District Series B (Tax Revenue, NATL-RE FGIC Insured)	4.75	01/01/2018	655,000	685,176
Saint Clair County IL School District Series B (Tax Revenue, NATL-RE FGIC Insured)	4.75	01/01/2019	775,000	800,676

				73,228,260

Indiana: 1.89%
Delaware County IN Industrial Corporation Lease Rental (Lease Revenue, NATL-RE Insured)	5.00	12/01/2012	5,000	5,009
Indiana HEFA Ascension Health Project Series B3 (Health Revenue)±	2.25	11/15/2031	11,000,000	10,946,430
Indiana HFFA Ancilla System Incorporated (Health Revenue, NATL-RE Insured)	5.25	07/01/2022	325,000	326,206
Madison County IN Hospital Authority Facilities Community Hospital of Anderson Series A (Health Revenue, NATL-RE Insured)	8.00	01/01/2014	705,000	708,504

				11,986,149

112	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

STRATEGIC MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Kansas: 2.25%
Burlington KS Environmental Impact Kansas City Power & Light Series B (IDR, FGIC Insured)§±	5.38%	09/01/2035	$5,275,000	$5,612,969
Wyandotte County & Kansas City KS Unified Government Special Obligation International Speedway (Tax Revenue, NATL-RE Insured)(z)	0.04	12/01/2014	1,955,000	1,655,709
Wyandotte County & Kansas City KS Unified Government Special Obligation Sales Tax Second Lien Series A (Tax Revenue)(z)	0.05	06/01/2021	12,500,000	7,007,125

				14,275,803

Kentucky: 0.47%
Christian County KY (Health Revenue, Assured Guaranty Insured)	5.25	02/01/2018	1,520,000	1,624,804
Pikeville KY (Health Revenue)	4.00	03/01/2015	750,000	785,265
Pikeville KY (Health Revenue)	5.00	03/01/2016	500,000	548,275

				2,958,344

Louisiana: 1.06%
Louisiana Government Environmental Facilities CDA Series A (Miscellaneous Revenue, AMBAC Insured)	6.30	07/01/2030	3,800,000	3,791,640
Louisiana HFA SFHR AMT Series A-2 (Housing Revenue, GNMA/FNMA Insured)	6.30	12/01/2019	115,000	117,345
Louisiana HFA SFHR AMT Series B-2 (Housing Revenue, GNMA/FNMA Insured)	5.55	06/01/2019	435,000	448,159
Louisiana HFA SFHR AMT Series C (Housing Revenue, GNMA/FNMA Insured)±	6.30	06/01/2020	210,000	214,282
Louisiana HFA SFHR AMT Series C-1 (Housing Revenue, GNMA/FNMA Insured)	5.60	12/01/2017	15,000	15,468
Louisiana HFA SFHR Home Owner Series C-2 (Housing Revenue, GNMA Insured)	5.55	06/01/2035	225,000	232,776
New Orleans LA (Tax Revenue, AMBAC Insured)(z)	0.04	09/01/2015	880,000	750,851
Terrebonne Parish LA Hospital Service District #1 Hospital (Health Revenue)	4.00	04/01/2015	600,000	634,014
Terrebonne Parish LA Hospital Service District #1 Hospital (Health Revenue)	4.00	04/01/2016	500,000	527,535

				6,732,070

Maine: 0.06%
Maine Municipal Bond Bank Series B (Miscellaneous Revenue, GO of Bond Bank Insured)	5.85	11/01/2020	360,000	361,512

Maryland: 0.89%
Baltimore MD Series A (GO-State)(a)±(n)(m)	0.32	10/15/2020	5,000,000	4,667,398
Maryland Community Development Administration Department Housing & Community Development Series 2001B (Housing Revenue, FHA GNMA Housing & Urban Development MHF Insured)	5.10	07/01/2016	445,000	445,414
Maryland Community Development Administration Department Housing & Community Development Series D (Housing Revenue)	5.38	09/01/2024	500,000	500,180

				5,612,992

Massachusetts: 2.30%
Massachusetts Port Authority US Airways Project (IDR, NATL-RE Insured)	5.25	09/01/2011	1,480,000	1,477,218
Massachusetts Port Authority US Airways Project (IDR, NATL-RE Insured)	5.25	09/01/2012	935,000	920,311
Massachusetts Port Authority US Airways Project (IDR, NATL-RE Insured)	5.25	09/01/2013	1,610,000	1,561,539
Massachusetts Port Authority US Airways Project Series A (IDR, NATL-RE Insured)	5.88	09/01/2023	3,355,000	2,945,086
Massachusetts Port Authority US Airways Project Series A (IDR, NATL-RE Insured)	6.00	09/01/2021	2,650,000	2,411,580
Massachusetts State HEFA Series E-2 (Health Revenue)	5.00	07/01/2016	3,035,000	3,307,664
Massachusetts State Special Obligation Dedicated Tax (Tax Revenue, NATL-RE FGIC Insured)±	3.00	01/01/2016	1,900,000	1,916,986

				14,540,384

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	113

STRATEGIC MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Michigan: 4.04%
Detroit MI Senior Lien Series C (Water & Sewer Revenue, NATL-RE FGIC Insured)	5.25%	07/01/2016	$1,145,000	$1,261,057
Detroit MI Water Supply System Second Lien Series A (Water & Sewer Revenue, NATL-RE FGIC Insured)	5.00	07/01/2021	5,000,000	5,092,450
Detroit MI Water Supply System Series A (Water & Sewer Revenue, NATL-RE Insured)±	5.25	07/01/2020	3,405,000	3,480,012
Detroit MI Water Supply System Series C (Water & Sewer Revenue, NATL-RE FGIC Insured)	5.00	07/01/2018	3,235,000	3,385,233
Grand Haven MI (Utilities Revenue, NATL-RE Insured)	5.50	07/01/2016	1,000,000	1,093,460
Michigan Financing Authority State Aid Notes Series E (Miscellaneous Revenue)	4.75	08/22/2011	4,000,000	4,017,400
Michigan HFA St. John Health System Series A (Health Revenue, AMBAC Insured)	5.00	05/15/2018	300,000	301,038
Michigan Hospital Finance Authority Series A (Health Revenue)	5.30	10/01/2011	260,000	262,899
Michigan Housing Development Authority SFHR Series A (Housing Revenue)	3.95	12/01/2012	660,000	675,365
Michigan Municipal Bond Authority (Miscellaneous Revenue, AMBAC Insured)	4.13	05/01/2020	500,000	439,615
Michigan Municipal Bond Authority (Miscellaneous Revenue, AMBAC Insured)	5.00	11/01/2015	150,000	150,222
Michigan Municipal Bond Authority (Miscellaneous Revenue, AMBAC Insured)	5.00	05/01/2018	595,000	585,498
Michigan Municipal Bond Authority (Miscellaneous Revenue)±	8.63	11/01/2016	65,000	65,363
Michigan Municipal Bond Authority Department of Treasury (Miscellaneous Revenue, AMBAC Insured)(z)	0.03	05/01/2013	500,000	473,115
Michigan Municipal Bond Authority Detroit City School District (Education Revenue, AGM Insured)	5.00	06/01/2016	1,170,000	1,238,644
Michigan Municipal Bond Authority Goverment Loan Program Series C (Miscellaneous Revenue, AMBAC Insured)	3.75	05/01/2012	100,000	100,239
Michigan State Strategic Fund Limited Adjusted Refunding Dow Chemical Project Series J-A-2 (IDR)§±	5.50	12/01/2028	880,000	899,158
Saginaw County MI Economic Development Corporation Limited Obligation Lease (Lease Revenue)	3.00	12/01/2015	1,200,000	1,216,536
Wayne County MI GO Building Authority Capital Series A (Tax Revenue, NATL-RE Insured)	5.25	06/01/2016	855,000	858,223

				25,595,527

Minnesota: 0.80%
Minnesota Agricultural & Economic Development Board Health Care Facilities (Hospital Revenue)	4.75	02/15/2015	2,500,000	2,582,075
St. Paul MN Housing & Redevelopment Authority Health Care (Health Revenue)	3.00	02/01/2012	1,250,000	1,262,538
St. Paul MN Port Authority IDA Series K (IDR, FGIC-TCR Insured)	9.50	12/01/2014	155,000	55,800
St. Paul MN Port Authority IDA Series N (IDR, FGIC-TCR Insured)	10.00	12/01/2014	165,000	59,400
Washington County MN Housing & Redevelopment Authority Hospital Facility (Health Revenue)	5.25	11/15/2012	1,100,000	1,099,967

				5,059,780

Mississippi: 0.41%
Biloxi MS Multifamily Housing Pass Pointe Apartments Series A (Housing Revenue, FHA Insured)	5.65	12/01/2017	2,270,000	2,364,319
Gulfport MS Hospital Facilities Gulfport Memorial Hospital Series A (Health Revenue, NATL-RE Insured)	6.20	07/01/2018	200,000	200,346
Jackson MS Multifamily Housing Forest Park Apartments Series A (Housing Revenue, GNMA FHA Housing & Urban Development Section 8 Insured)	6.10	04/20/2032	55,000	58,060

				2,622,725

Missouri: 1.49%
Clay County MO IDA Multifamily Housing Series A (Housing Revenue, GNMA Insured)	6.30	01/20/2038	1,280,000	1,349,094

114	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

STRATEGIC MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Missouri (continued)
Kansas City MO State Environmental Improvement & Energy Resources Authority Power & Light Corporation Project (IDR)§±	4.90%	05/01/2038	$360,000	$377,798
Kansas City MO IDA Transportation Improvements (Transportation Revenue)	4.00	09/01/2013	1,100,000	1,120,581
Kansas City MO IDA Transportation Improvements (Transportation Revenue)	4.00	09/01/2014	1,115,000	1,131,212
Sikeston MO Electric (Utilities Revenue, NATL-RE Insured)	5.00	06/01/2012	470,000	471,001
Sikeston MO Electric (Utilities Revenue, NATL-RE Insured)	6.00	06/01/2015	3,000,000	3,259,410
St. Louis MO Municipal Finance Corporation (Lease Revenue, AMBAC Insured)	5.25	02/15/2016	1,725,000	1,753,583

				9,462,679

Nebraska: 0.52%
Central Plains NE Energy Project # 1 Series A (Energy Revenue)	5.00	12/01/2013	100,000	106,004
Central Plains NE Energy Project # 1 Series A (Energy Revenue)	5.25	12/01/2018	1,000,000	1,035,850
Nebraska Higher Education Loan (Education Revenue, NATL-RE GO of Corporation Insured)(z)	0.06	12/15/2015	2,970,000	2,157,794

				3,299,648

Nevada: 0.14%
Nevada Housing Division SFHR Mezzanine Series C-2 (Housing Revenue)	5.95	04/01/2022	55,000	57,633
Reno NV Redevelopment Agency Tax Allocation Lien F (Tax Revenue, NATL-RE Insured)	5.00	09/01/2012	800,000	801,208

				858,841

New Hampshire: 0.60%
New Hampshire HEFA Covenant Health Project Series B (Health Revenue)	5.00	07/01/2016	1,145,000	1,246,756
New Hampshire HFA SFHR Mortgage Acquisition AMT Series B (Housing Revenue)	4.85	07/01/2015	395,000	407,960
New Hampshire HFA SFHR Mortgage Acquisition Series E (Housing Revenue)	4.65	07/01/2014	320,000	330,070
New Hampshire Higher Education & Health Facilities Authority Cheshire Medical Center (Health Revenue)	5.13	07/01/2018	1,795,000	1,797,423

				3,782,209

New Jersey: 2.68%
Casino Reinvestment Development Authority (Tax Revenue, AMBAC Insured)	5.00	01/01/2013	2,190,000	2,248,692
New Jersey Economic Development Authority Elite Pharmaceuticals Project Series A (IDR)^^	6.50	09/01/2030	700,000	424,536
New Jersey Economic Development Authority Series C (Miscellaneous Revenue, State Appropriations Insured)±	1.91	02/01/2018	5,500,000	5,485,535
New Jersey Housing & Mortgage Finance Agency Multifamily Housing Series A (Housing Revenue, AMBAC FHA Insured)	5.55	05/01/2027	225,000	220,343
Union County NJ Utility Authority Solid Waste Senior Lease Ogden Martin Series A (Resource Recovery Revenue, AMBAC Insured)	5.38	06/01/2012	8,545,000	8,566,533

				16,945,639

New Mexico: 1.85%
Albuquerque NM IDR Manor Nursing Series A (Health Revenue, GNMA Insured)	4.80	05/20/2014	895,000	897,327
Dona Ana County NM Tax Revenue Receipts (Tax Revenue, AMBAC Insured)	5.50	06/01/2015	1,000,000	1,072,130
New Mexico Educational Assistance Foundation Series A-2 (Education Revenue, Guaranteed Student Loans Insured)±	0.90	12/01/2028	9,715,000	9,738,996

				11,708,453

New York: 5.70%
Metropolitan Transportation Authority NY Commuter Facilities Series B (Transportation Revenue, AMBAC Insured)	5.00	07/01/2011	130,000	130,017

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	115

STRATEGIC MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

New York (continued)
Metropolitan Transportation Authority NY Commuter Facilities Series D (Transportation Revenue, NATL-RE Insured)	5.00%	07/01/2012	$100,000	$103,451
Metropolitan Transportation Authority NY Series B-2 (Miscellaneous Revenue, AGM Insured)(a)±(n)(m)	0.28	11/01/2022	5,000,000	4,239,127
Monroe County NY Industrial Development Corporation Unity Hospital Rochester Project (Health Revenue, FHA Insured)	4.20	08/15/2025	7,195,000	7,456,826
New York City NY IDA American Airlines JFK International Airport (IDR)	7.13	08/01/2011	1,600,000	1,599,984
New York Dormitory Authority Ellis Hospital Mortgage Project (Health Revenue, NATL-RE FHA Insured)	5.50	08/01/2015	1,700,000	1,704,369
New York Environmental Facilities Corporation Spring Valley Water Series A (Water & Sewer Revenue, AMBAC Insured)	6.30	08/01/2024	900,000	900,765
New York Mortgage Agency Series 67 (Housing Revenue, NATL-RE-IBC Insured)	5.80	10/01/2028	610,000	635,388
New York NY City Housing Authority Lease Purchase Agreement (Housing Revenue)(i)	4.78	01/06/2016	3,802,997	3,860,042
New York NY GO Sub-Series A1 (Tax Revenue)±	5.75	08/01/2014	75,000	75,323
New York State Energy R&D Authority PCR New York State Electrical & Gas (IDR, NATL-RE Insured)±	4.10	03/15/2015	2,075,000	2,078,050
New York Urban Development Corporation Sub Lien (Housing Revenue, GO of Corporation Insured)	5.50	07/01/2016	350,000	351,369
Newburgh NY TAN (Tax Revenue)	5.15	08/30/2011	1,743,868	1,748,995
Niagara County NY IDA Solid Waste Disposal (Resource Recovery Revenue)§±	5.55	11/15/2024	3,905,000	3,960,061
Peregrines Landing LLC Facilities Series A (Miscellaneous Revenue, GNMA Insured)	7.00	05/20/2044	5,700,000	5,924,865
Port Authority of New York & New Jersey Special Obligation Series 103 (Airport Revenue, NATL-RE GO of Authority Insured)	5.13	12/15/2011	1,215,000	1,219,945
Ulster County NY Industrial Development Agency Benedictine Hospital Project (Health Revenue)	5.00%	11/01/2011	120,000	119,908

				36,108,485

North Carolina: 0.58%
Durham County NC Industrial Facilities and Pollution Control Financing Authority (IDR, SunTrust Bank LOC)§±	0.36	09/01/2037	2,850,000	2,850,000
North Carolina Capital Facilities Financing Agency Waste Management of Carolinas Project (Resource Recovery Revenue)±	3.38	08/01/2014	540,000	552,614
North Carolina HFA SFHR Series HH (Housing Revenue)	6.20	03/01/2018	275,000	275,424

				3,678,038

Ohio: 1.16%
Akron OH Community Learning Centers Series A (Tax Revenue, NATL-RE FGIC Insured)	5.25	12/01/2017	4,970,000	5,274,760
Mentor OH Refunding GO Street Bonds Series 1991 (Tax Revenue)	7.15	12/01/2011	60,000	61,711
Ohio Housing Finance Agency SFHR (Housing Revenue, FGIC FHA VA Private Mortgages Insured)(z)	0.08	01/15/2015	15,000	11,223
Ohio State Water Development Authority Solid Waste Management Incorporated Project (Resource Recovery Revenue)§±	1.75	06/01/2013	2,000,000	1,999,980

				7,347,674

Oklahoma: 0.05%
Comanche County OK HFA SFHR Series B-2 (Housing Revenue, GNMA Insured)	6.60	10/01/2035	320,000	342,502

Oregon: 0.46%
Oregon Board Bank Oregon Economic Community Development Department Series A (Miscellaneous Revenue, NATL-RE Insured)	5.50	01/01/2019	420,000	421,436

116	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

STRATEGIC MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Oregon (continued)
Port of Astoria OR PCR James River Project (IDR)	6.55%	02/01/2015	$2,500,000	$2,502,625

				2,924,061

Other: 2.26%
FHLMC Series M012 Class A1A2 (Housing Revenue)§	5.50	08/15/2051	11,500,000	12,849,755
San Manuel CA Entertainment Authority Series 2004-C (Tax Revenue)††	4.50	12/01/2016	1,500,000	1,472,730

				14,322,485

Pennsylvania: 3.14%
Allegheny County PA Hospital Development Authority West Pennsylvania Series A (Health Revenue)	5.00	11/15/2011	1,650,000	1,646,766
Allentown PA School District (Education Revenue, NATL-RE FGIC State Aid Withholding Insured)(z)	0.04	02/15/2014	500,000	459,440
Delaware County PA IDA Chester Community Charter School (Miscellaneous Revenue)	4.50	08/15/2017	5,535,000	5,387,382
Harrisburg PA Authority Resource Recovery Facility Series D-1 (Resource Recovery Revenue, AGM Municipal Government Guaranteed Insured)§±	5.25	12/01/2033	2,000,000	2,033,480
Harrisburg PA Authority Resources Guaranteed Subordinated Series D-2 (Resource Recovery Revenue, AGM Municipal Government Guaranteed Insured)§±	5.00	12/01/2033	2,260,000	2,272,159
Langhorne PA Hospital Authority Franciscan Health Center Series A (Health Revenue, NATL-RE Insured)	7.00	06/15/2015	290,000	290,827
Northampton County PA Hospital Saint Luke’s Hospital Project Series A (Health Revenue)	4.00	08/15/2012	1,085,000	1,102,414
Pennsylvania EDFA Colver Project Series F (Resource Recovery Revenue, AMBAC Insured)	5.00	12/01/2012	1,325,000	1,336,501
Pennsylvania State HEFAR St. Joseph’s University (Education Revenue, Radian Insured)	5.25	12/15/2017	1,025,000	1,055,709
Pottstown Borough PA Sewer Authority (Water & Sewer Revenue, NATL-RE FGIC Insured)(z)	0.02	11/01/2011	1,435,000	1,427,739
Reading PA Series A (GO-Local)	4.00	11/15/2014	1,780,000	1,847,177
St. Mary Hospital Authority PA Health System Catholic Health East Series B (Health Revenue)	5.00	11/15/2015	930,000	1,010,910

				19,870,504

Puerto Rico: 0.88%
Puerto Rico Commonwealth (Tax Revenue, AGM Insured)	5.00	07/01/2015	1,695,000	1,811,582
Puerto Rico Public Finance Corporation Commonwealth Series A (Miscellaneous Revenue, Government Development Bank for Puerto Rico LOC)§±	5.75	08/01/2027	3,500,000	3,563,980
Puerto Rico Public Finance Corporation Commonwealth Series A (Miscellaneous Revenue, Government Development Bank for Puerto Rico LOC, AMBAC Insured)§±	5.25	08/01/2030	200,000	203,078

				5,578,640

Rhode Island: 0.15%
Rhode Island Clean Water Finance Agency Wastewater Treatment System (Lease Revenue, NATL-RE Insured)	5.80	09/01/2022	950,000	950,095
Rhode Island Housing & Mortgage Finance (Housing Revenue)	6.50	04/01/2027	25,000	25,033

				975,128

South Carolina: 0.81%
Berkeley County SC Pollution Control Facilities Generating Company Project (Utilities Revenue)	4.88	10/01/2014	640,000	683,706

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	117

STRATEGIC MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

South Carolina (continued)
South Carolina Jobs EDFA Ebenezer Nursing Home Incorporated (Health Revenue, GNMA Insured)	6.90%	01/20/2037	$3,060,000	$3,125,147
Tobacco Settlement Revenue Management Authority (Tobacco Revenue)	5.00	06/01/2018	1,300,000	1,301,755

				5,110,608

Tennessee: 3.53%
Johnson City TN Health & Educational Facilities Board 1st Mortgage Mountain States (Health Revenue)§	7.50	07/01/2033	7,300,000	7,925,245
Tennessee Energy Acquisition Corporation Series A (Energy Revenue)	5.25	09/01/2018	4,000,000	4,145,360
Tennessee Energy Acquisition Corporation Series A (Energy Revenue)	5.00	09/01/2013	3,000,000	3,166,170
Tennessee Energy Acquisition Corporation Series A (Energy Revenue)	5.25	09/01/2020	4,000,000	4,045,240
Tennessee Energy Acquisition Corporation Series C (Energy Revenue)	5.00	02/01/2018	3,000,000	3,078,210

				22,360,225

Texas: 9.59%
Austin TX Housing Finance Corporation SFHR (Housing Revenue, Verex Pool Insured)(z)	9.57	02/01/2016	1,540,000	23,932
Bexar County TX Housing Finance Corporation Multifamily Housing Stablewood Farms (Housing Revenue, GNMA Insured)	6.25	07/20/2043	3,610,000	3,794,291
Coastal Water Authority Texas Conveyance System (Water & Sewer Revenue, FGIC Insured)	7.50	12/15/2016	20,000	20,117
Dallas TX Finance Corporation Multifamily Housing Towne Center Apartments Series A (Housing Revenue, GNMA Insured)	6.75	10/20/2032	949,000	969,062
Dallas TX Fort Worth International Airport Series A (Airport Revenue, NATL-RE FGIC Insured)	6.00	11/01/2028	435,000	435,522
Houston TX Airport System Special Facilities Series A (Airport Revenue, NATL-RE FGIC Insured)	6.00	07/01/2014	5,030,000	5,071,296
Houston TX Airport System Special Facilities Series B (Airport Revenue, NATL-RE FGIC Insured)	5.25	07/01/2014	350,000	352,492
Houston TX Airport System Sub Lien Series A (Airport Revenue, AGM Insured)	5.63	07/01/2021	2,530,000	2,537,388
Houston TX Airport System Sub Lien Series A (Airport Revenue, NATL-RE FGIC Insured)	6.00	07/01/2012	3,960,000	3,992,512
Houston TX Airport System Sub Lien Series B (Airport Revenue, NATL-RE FGIC Insured)	5.25	07/01/2015	1,250,000	1,258,900
Houston TX Hotel Occupancy Series B (Tax Revenue, AMBAC Insured)(z)	0.04	09/01/2016	3,000,000	2,424,360
Lubbock TX Health Facilities Development Corporation Lutheran Retirement (Housing Revenue, GNMA Insured)	6.00	03/20/2029	1,000,000	1,018,070
Ricewood TX Refunding GO Municipal Utility District (Tax Revenue, AGM Insured)	4.88	09/01/2011	175,000	176,351
Sabine River TX Authority PCR TXU Electric Company Project Series B (Resource Recovery Revenue)§±	5.75	05/01/2030	1,750,000	1,719,603
Tarrant County TX Cultural Education Facilities Finance Corporation Retirement Facilities (Health Revenue)	6.50	11/15/2014	1,500,000	1,487,370
Tarrant County TX Cultural Education Facilities Finance Corporation Retirement Facilities Series A-1 (Housing Revenue, GNMA Insured)	5.25	09/20/2023	175,000	182,784
Texas Municipal Gas Acquisition & Supply Corporation I Senior Lien Series D (Energy Revenue)	5.63	12/15/2017	4,500,000	4,852,485
Texas Municipal Gas Acquisition & Supply Corporation II BMA Index Rate (Energy Revenue)±	0.58	09/15/2017	10,500,000	10,084,725
Texas Southern University Series A-1 (Education Revenue, NATL-RE Insured)	4.50	11/01/2012	1,000,000	1,000,850
Texas Southern University Series A-1 (Education Revenue, NATL-RE Insured)	4.60	11/01/2013	1,275,000	1,275,931
Texas State Public Finance Authority Unemployment Compansation Series C (Miscellaneous Revenue)	2.60	07/01/2020	7,135,000	7,152,766

118	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

STRATEGIC MUNICIPAL BOND FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Texas (continued)
Texas Water Development Board Revolving Fund Series A (Miscellaneous Revenue)	5.00%	07/15/2017	$8,320,000	$8,351,034
Wood Glen TX Housing Finance Corporation Mortgage Copperwood Project Series A (Miscellaneous Revenue, NATL-RE FHA Insured)	7.65	07/01/2022	2,125,000	2,547,153

				60,728,994

Utah: 1.80%
Intermountain Power Agency Utah Power Supply Series A (Utilities Revenue)	6.15	07/01/2014	9,270,000	9,734,705
Utah County UT Environmental Improvement Marathon Oil Project (Resource Recovery Revenue)§±	5.05	11/01/2017	825,000	845,147
Utah HFA RHA Community Services Project Series A (Health Revenue)	6.88	07/01/2027	860,000	791,287

				11,371,139

Vermont: 0.24%
Burlington VT (Airport Revenue)	6.50	12/15/2012	1,500,000	1,499,145

Washington: 1.32%
King County WA Public Hospital District #01 Valley Medical Center Series A (Health Revenue)	4.00	06/15/2015	1,185,000	1,224,295
King County WA Public Hospital District #01 Valley Medical Center Series A (Health Revenue)	4.00	06/15/2016	1,480,000	1,525,170
Redmond WA Library Capital Facilities Area GO (Tax Revenue)	5.00	12/01/2017	200,000	200,752
Tobacco Settlement Authority Washington (Tobacco Revenue)	6.50	06/01/2026	4,715,000	4,781,293
Wenatchee WA Storm Drain (Water & Sewer Revenue, NATL-RE Insured)	5.00	12/01/2012	180,000	180,261
Wenatchee WA Storm Drain (Water & Sewer Revenue, NATL-RE Insured)	5.05	12/01/2013	190,000	190,279
Wenatchee WA (Water & Sewer Revenue, NATL-RE Insured)	5.00	12/01/2012	110,000	110,161
Wenatchee WA (Water & Sewer Revenue, NATL-RE Insured)	5.05	12/01/2013	115,000	115,170

				8,327,381

West Virginia: 0.62%
Pleasants County WV PC Monongahela Power Company Series C (Utilities Revenue, AMBAC Insured)	6.15	05/01/2015	3,900,000	3,907,605

Wisconsin: 0.89%
Wisconsin State HEFA Aurora Health Care Incorporated Series B (Health Revenue)±	5.13	08/15/2027	4,155,000	4,600,125
Wisconsin State HEFA Beloit Health System Incorporation (Health Revenue)	4.00	04/01/2014	650,000	666,419
Wisconsin State HEFA Beloit Health System Incorporation (Health Revenue)	5.00	04/01/2015	320,000	340,074

				5,606,618

Total Municipal Bonds and Notes (Cost $614,660,518)				615,771,054

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	119

STRATEGIC MUNICIPAL BOND FUND

Security Name	Yield	Maturity Date	Principal	Value

Short-Term Investments: 1.71%

US Treasury Securities: 0.06%
US Treasury Bill#(z)	0.02%	09/22/2011	$400,000	$399,984

			Shares

Investment Companies: 1.65%
Wells Fargo Advantage National Tax-Free Money Market Fund(l)(u)	0.01		10,413,724	10,413,724

Total Short-Term Investments (Cost $10,813,708)				10,813,708

Total Investments in Securities
(Cost $625,474,226)*	98.98%	626,584,762
Other Assets and Liabilities, Net	1.02	6,444,011

Total Net Assets	100.00%	$633,028,773

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

††	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

§	Security is subject to a demand feature which reduces the effective maturity.

^^	Security is currently in default with regards to scheduled interest and/or principal payments.

±	Variable rate investments.

(z)	Zero coupon security. Rate represents yield to maturity.

(n)	Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

(m)	An auction-rate security whose interest rate resets at a predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

(i)	Illiquid security for which the designation as illiquid is unaudited.

*	Cost for federal income tax purposes is $625,499,810 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$5,259,278
Gross unrealized depreciation	(4,174,326)

Net unrealized appreciation	$1,084,952

The accompanying notes are an integral part of these financial statements.

120	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Municipal Bonds and Notes: 88.83%

Alabama: 1.37%
Alabama 21st Century Authority (Tobacco Revenue)	5.50%	12/01/2011	$1,100,000	$1,116,896
Chatom AL Industrial Development Board Alabama Electric Series A Remarketing (Utilities Revenue)±§	1.20	08/01/2037	3,000,000	3,000,330
Chatom AL Industrial Development Board Power South Energy Cooperative Projects Series A (Utilities Revenue)§±	1.00	11/15/2038	50,000,000	50,014,000
Chatom AL Industrial Development Board Solid Refunding Power South Energy Series B (Utilities Revenue)	4.00	08/01/2013	5,845,000	6,119,832
County of Jefferson AL Series B-8 (Water & Sewer Revenue, AGM Insured)	5.25	02/01/2012	2,380,000	2,350,440
Health Care Authority Alabama for Baptist Health (Health Revenue, Assured Guaranty, GO of Authority Insured)±(m)	1.00	11/15/2037	10,575,000	10,575,000
Health Care Authority Alabama for Baptist Health (Health Revenue, GO of Authority Insured)§±	6.13	11/15/2036	2,900,000	2,999,383
Huntsville AL Solid Waste Disposal Authority (Resource Recovery Revenue, NATL-RE Insured)	5.50	10/01/2014	4,680,000	4,691,794
Huntsville AL Solid Waste Disposal Authority (Resource Recovery Revenue, NATL-RE Insured)	5.75	10/01/2012	3,550,000	3,564,591
Huntsville Madison County AL Airport Authority (Airport Revenue, AGM Insured)	5.00	07/01/2011	2,225,000	2,225,223
Mobile AL Infirmary Health System Special Care Facilities Financing Authority Series A (Health Revenue)	5.00	02/01/2012	500,000	511,290
Mobile AL Infirmary Health System Special Care Facilities Financing Authority Series A (Health Revenue)	5.00	02/01/2013	1,000,000	1,052,560
Mobile AL Industrial Development Board PCR Alabama Power Company Barry Series B (IDR)§±	4.88	06/01/2034	775,000	820,291
Orange Beach AL Refunding (Tax Revenue, Assured Guaranty Insured)	3.00	10/01/2011	1,960,000	1,971,427

				91,013,057

Alaska: 0.12%
Alaska Energy Authority Utilities (Utilities Revenue, FSA Insured)	6.60	07/01/2015	7,400,000	8,000,658

Arizona: 3.12%
Arizona Health Facilities Authority Phoenix Catholic Healthcare West Series E (Health Revenue)§±	5.00	07/01/2029	9,000,000	9,392,580
Arizona Health Facilities Authority Phoenix Children’s Hospital Series A (Health Revenue)±§	1.11	02/01/2042	64,410,000	57,729,395
Arizona Health Facilities Authority Phoenix Children’s Hospital Series B (Health Revenue)§±	0.96	02/01/2042	43,300,000	39,021,527
Arizona School Facilities Board (Lease Revenue, AGC-ICC Insured)††§±	0.17	09/01/2021	5,000,000	5,000,000
Arizona School Facilities Board State School Trust Series A (Miscellaneous Revenue, AMBAC Insured)	5.25	07/01/2011	4,315,000	4,315,388
Arizona Sports & Tourism Authority (Tax Revenue, Allied Irish Bank plc LOC)§±	0.75	07/01/2036	24,000,000	24,000,000
Coconino County AZ Pollution Control Corporation (Utilities Revenue)§±	3.63	10/01/2029	8,500,000	8,709,270
Maricopa County AZ IDA Catholic Healthcare West Series A (Health Revenue, NATL-RE Insured)	5.75	07/01/2011	4,210,000	4,210,547
Maricopa County AZ IDA Catholic Healthcare West Series B (Health Revenue)§±	5.00	07/01/2025	5,520,000	5,765,364
Mohave County AZ IDA Mohave Prison LLC Expansion Project (Miscellaneous Revenue)	6.75	05/01/2012	2,580,000	2,626,595
Scottsdale AZ IDA (Health Revenue, AGM Insured)±(m)§	0.95	09/01/2045	46,350,000	46,350,000
Tempe AZ IDA (Lease Revenue, AMBAC Insured)	5.00	07/01/2013	975,000	1,027,533

				208,148,199

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	121

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Arkansas: 0.04%
City of Springdale AR (Tax Revenue, AGM Insured)	4.00%	07/01/2027	$480,000	$479,731
County of Baxter AR (Health Revenue)	3.00	09/01/2011	520,000	521,128
County of Baxter AR (Health Revenue)	3.00	09/01/2012	1,555,000	1,573,707

				2,574,566

California: 9.16%
ABAG Finance Authority for Nonprofit Corporations (Health Revenue, Bank of America LOC)§±	0.06	08/01/2024	4,000,000	4,000,000
Alameda County CA Tobacco Securitzation Agency (Tobacco Revenue)	4.75	06/01/2012	2,905,000	2,958,191
California Educational Facilities Authority Charles Drew University (Education Revenue, Sovereign Bank LOC)§±	0.20	11/01/2042	9,150,000	9,150,000
California HFA AMT Home Mortgage Series L (Housing Revenue, FGIC Insured)	5.00	02/01/2014	2,730,000	2,776,465
California HFFA Catholic Healthcare West Series G (Health Revenue)§±	5.00	07/01/2028	3,100,000	3,233,641
California HFFA Catholic Healthcare West Series H Unrefunded Balance (Health Revenue)±§	4.45	07/01/2026	1,630,000	1,630,179
California HFFA Cedars-Sinai Medical Center (Health Revenue)	5.00	08/15/2011	2,000,000	2,011,140
California HFFA San Diego Hospital Series A (Health Revenue, NATL-RE Insured)(a)±(n)	0.22	07/15/2018	6,500,000	6,043,348
California Municipal Finance Authority Republic Services Remarketing (Resource Recovery Revenue)§±	1.75	09/01/2021	11,100,000	11,100,000
California Municipal Finance Authority Waste Management Incorporated Project Series A (Resource Recovery Revenue)§±	1.63	02/01/2019	5,000,000	5,002,650
California PCFA Waste Management Incorporated Project Series A (Resource Recovery Revenue)§±	5.00	11/01/2038	6,000,000	6,294,420
California PCFA Waste Management Incorporated Project Series A1 (Resource Recovery Revenue)§±	4.70	04/01/2025	2,500,000	2,550,100
California Statewide CDA Affordable Hacienda Hills-1 (Housing Revenue, FHLMC Insured)	1.88	12/01/2012	1,000,000	1,000,290
California Statewide CDA Chadwick School (Education Revenue, Allied Irish Bank plc LOC)§±	5.40	10/01/2029	7,000,000	7,000,000
California Statewide CDA Disposal Republic Services Series A (Resource Recovery Revenue)	4.95	12/01/2012	1,250,000	1,309,538
California Statewide CDA Health Facilities Catholic Series E (Health Revenue, AGM Insured)±(m)§	0.88	07/01/2040	8,700,000	8,700,000
California Statewide CDA Proposition 1A Receivables Program (Miscellaneous Revenue)	5.00	06/15/2013	5,745,000	6,174,381
California Statewide CDA Series M (Health Revenue)§±	0.06	04/01/2038	10,000,000	10,000,000
California Statewide CDA Insured Health Facility Catholic-d (Health Revenue, AGM Insured)±(m)	0.83	07/01/2041	27,100,000	27,100,000
City of Upland CA (Lease Revenue)	3.00	01/01/2013	1,790,000	1,820,108
County of Sacramento CA (Airport Revenue, AGM Insured)††±	1.00	04/01/2012	8,800,000	8,800,000
Dublin CA USD (Tax Revenue)	2.00	08/31/2011	4,000,000	4,008,120
El Monte CA Union High School BAN (Education Revenue)	5.00	06/01/2013	5,000,000	5,346,050
Golden Empire Schools Financing Authority (Lease Revenue)	4.00	05/01/2012	33,830,000	34,761,678
Golden State Tobacco Securitization Corporation (Tobacco Revenue, AMBAC Insured)	4.00	06/01/2014	1,000,000	1,030,560
Inland Valley CA Development Agency (Tax Revenue)§±	4.00	03/01/2041	56,000,000	57,221,920
Kirkwood Meadows CA Public Utility District (Energy Revenue)	4.50	05/01/2013	9,370,000	9,421,441
Long Beach CA Bond Finance Authority Series A (Energy Revenue)	5.00	11/15/2014	2,340,000	2,521,069
Long Beach CA Community College District BAN Series A (Miscellaneous Revenue)	9.85	01/15/2013	5,800,000	6,583,870

122	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

California (continued)
Los Angeles County CA Metropolitan Authority (Tax Revenue)§±	3.00%	07/01/2031	$29,825,000	$29,825,000
Merrill Lynch PFOTER 4369 (Miscellaneous Revenue, FSA Insured)§±	2.45	08/01/2032	10,625,000	10,625,000
Merrill Lynch PFOTER 4683 (Tax Revenue, NATL-RE Insured)††±	0.58	08/01/2037	8,750,000	8,750,000
Northern California Gas Authority # 1 LIBOR (Energy Revenue)±	0.65	07/01/2013	10,000,000	9,635,300
Northern California Gas Authority # 1 LIBOR (Energy Revenue)±	0.80	07/01/2017	5,225,000	4,544,183
Northern California Power Agency Hydroelectric Project Series A (Utilities Revenue, Dexia Credit Local LOC)§±	1.00	07/01/2032	33,935,000	33,935,000
Oakland CA RDA (Tax Revenue, NATL-RE FGIC Insured)	5.00	09/01/2011	1,350,000	1,355,900
Palomar Pomerado CA Health Care District COP Series A (Health Revenue, AGM Insured)±(m)	1.33	11/01/2036	30,400,000	30,400,000
Palomar Pomerado CA Health Care District COP Series B (Health Revenue, AGM Insured)±(m)	1.36	11/01/2036	23,600,000	23,600,000
Palomar Pomerado CA Health Care District COP Series C (Health Revenue, AGM Insured)±(m)	1.40	11/01/2036	11,550,000	11,550,000
Port of Oakland CA Unrefunded Balance Series K (Port, Airport & Marina Authority Revenue, NATL-RE FGIC Insured)	5.75	11/01/2013	8,240,000	8,267,274
Poway CA Community Facilities District # 88-1 Parkway Business (Tax Revenue)	3.00	08/15/2011	2,590,000	2,591,968
Poway CA Community Facilities District # 88-1 Parkway Business (Tax Revenue)	3.25	08/15/2012	2,980,000	2,996,867
Sacramento CA USD (Miscellaneous Revenue)	2.25	11/02/2011	19,000,000	19,040,850
Sacramento CA USD (Lease Revenue, AGM Insured)§±	3.12	03/01/2040	23,000,000	22,906,160
Sacramento County CA SFMR Floaters 2327 (Housing Revenue, FNMA GNMA Insured)§±	2.28	10/01/2023	8,590,000	8,590,000
San Diego CA PFFA Ballpark Series A (Lease Revenue, AMBAC Insured)††	5.00	02/15/2012	1,000,000	1,026,600
San Diego CA PFFA Ballpark Series A (Lease Revenue, AMBAC Insured)††	5.00	02/15/2013	4,110,000	4,361,162
San Diego County CA COP (Lease Revenue, AMBAC Insured)	5.63	09/01/2012	1,650,000	1,694,682
Southern California Public Power Authority (Resource Recovery Revenue, Citi Bank LOC)§±	3.00	07/01/2017	8,680,000	8,680,000
State of California (Miscellaneous Revenue, FSA Insured, Dexia Credit Local LOC)§±	2.60	08/01/2027	89,670,000	89,670,000
State of California (Tax Revenue)	6.25	09/01/2012	2,165,000	2,225,577
Sulphur Springs CA USD Series A (Tax Revenue, NATL-RE Insured) (z)	1.27	09/01/2011	3,000,000	2,993,370
Turlock CA Irrigation District Senior Notes (Utilities Revenue)	0.75	08/12/2011	7,250,000	7,250,363
Washington Township CA Health Care District 2004 Election Series A (Tax Revenue)	6.00	08/01/2012	1,730,000	1,824,821
Washington Township CA Health Care District Series A (Health Revenue)	4.50	07/01/2011	315,000	315,022
Washington Township CA Health Care District Series A (Health Revenue)	4.50	07/01/2012	285,000	291,324
Washington Township CA Health Care District Series A (Health Revenue)	4.50	07/01/2013	290,000	301,435
Washington Township CA Health Care District Series A (Health Revenue)	5.00	07/01/2014	305,000	324,648
William S. Hart CA BAN (Tax Revenue)	3.00	12/01/2011	1,500,000	1,515,885
William S. Hart CA BAN (Tax Revenue)	4.00	12/01/2011	1,000,000	1,014,780
William S. Hart CA BAN (Tax Revenue)	5.00	12/01/2011	8,550,000	8,712,108

				610,364,438

Colorado: 2.85%
Arapahoe County CO Series A Class A (Housing Revenue, GNMA Insured)	5.25	11/01/2019	55,958	56,457
Colorado ECFA Northwestern College Series A (Education Revenue, Marshall & Ilsley Bank LOC)§±	1.30	08/01/2038	6,000,000	6,000,000
Colorado Educational & Cultural Facilities Adjusted Valor Christian School Project (Education Revenue, Sovereign Bank LOC)§±	0.33	11/01/2038	3,000,000	3,000,000

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	123

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Colorado (continued)
Colorado Health Facilities Authority Catholic Health D-2 Project Unrefunded Balance (Health Revenue)§±	5.25%	10/01/2038	$2,935,000	$3,225,624
Colorado Health Facilities Authority Covenant Retirement Communities Incorporated (Health Revenue)	5.00	12/01/2011	1,000,000	1,008,040
Colorado Health Facilities Authority Longmont United Hospital Series B (Health Revenue, Radian Insured)	5.25	12/01/2011	1,555,000	1,572,898
Colorado HFA (Housing Revenue, GO of Authority Insured)§±	3.50	04/01/2036	10,280,000	10,280,000
Colorado Springs CO Series A (Utilities Revenue)±	2.00	11/01/2023	45,000,000	45,000,000
Colorado Springs CO Series B (Utilities Revenue)§±	0.15	11/01/2036	12,700,000	12,700,000
Colorado Springs CO Series B (Utilities Revenue)§±	3.00	11/01/2026	12,300,000	12,300,000
Denver CO City & County Subseries F2 (Airport Revenue, Assured Guaranty Insured)±(m)	0.89	11/15/2025	9,600,000	9,600,000
E-470 Public Highway Authority CO Series A2 (Transportation Revenue, NATL-RE Insured)§±	5.00	09/01/2039	20,000,000	20,108,200
E-470 Public Highway Authority CO Series B2 (Transportation Revenue, NATL-RE Insured)§±	5.00	09/01/2039	115,000	115,713
E-470 Public Highway Authority Colorado Series B (Transportation Revenue, NATL-RE Insured)(z)	0.03	09/01/2011	8,235,000	8,190,449
University of Colorado Enterprise Systems RRB Series 2007-A (Education Revenue, NATL-RE Insured)§±	2.25	06/01/2026	6,790,000	6,790,000
University of Colorado Hospital Authority Series B (Education Revenue)±§	0.86	11/15/2035	50,000,000	50,000,000

				189,947,381

Connecticut: 0.24%
Connecticut Transmission Municipal Electric Cooperative (Energy Revenue)§±	0.95	01/01/2029	10,895,000	10,905,677
Merrill Lynch PFOTER 643 (Miscellaneous Revenue, NATL-RE Insured)††§±	0.19	07/01/2026	5,000,000	5,000,000

				15,905,677

Delaware: 0.45%
City of Wilmington DE Multi-Family Housing Lincoln Towers Series A (Housing Revenue, Local or Guaranty Housing Insured)	4.00	07/15/2013	7,000,000	7,008,190
Delaware PFOTER (Miscellaneous Revenue)§±	0.52	07/01/2047	11,275,000	11,275,000
Delaware State Economic Development Authority (Utilities Revenue)§±	1.80	07/01/2025	7,000,000	7,034,090
Delaware State Economic Development Authority (Utilities Revenue)§±	0.75	05/01/2026	5,000,000	5,003,450

				30,320,730

District of Columbia: 1.12%
District of Columbia American College Cardiology (Education Revenue, SunTrust Bank LOC)§±	0.55	06/01/2040	12,000,000	12,000,000
District of Columbia BNA Pilot Arthur (Tax Revenue)	4.00	12/01/2012	6,000,000	6,254,580
District of Columbia Children’s Research Center (Miscellaneous Revenue, SunTrust Bank LOC)§±	0.55	04/01/2038	6,135,000	6,135,000
District of Columbia Georgetown Day School Issues (Education Revenue, SunTrust Bank LOC)§±	0.55	07/01/2040	15,000,000	15,000,000
District of Columbia Jewish Campus Life (Miscellaneous Revenue, SunTrust Bank LOC)§±	0.55	05/01/2027	7,000,000	7,000,000
District of Columbia International Population Services (Miscellaneous Revenue, SunTrust Bank LOC)±§	0.55	11/01/2042	28,200,000	28,200,000

				74,589,580

124	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Florida: 8.02%
Alachua County FL Health Facilities Authority Shands Healthcare Series B (Health Revenue)	3.00%	12/01/2011	$1,000,000	$1,007,300
Alachua County FL Health Facilities Authority Shands Healthcare Series B (Health Revenue)	3.00	12/01/2012	500,000	508,995
Alachua County FL Health Facilities Authority Shands Healthcare Series B (Health Revenue)	5.00	12/01/2013	4,340,000	4,643,800
Arcadia FL Housing Authority Arcadia Oaks Association Limited Project (Housing Revenue)	4.25	01/01/2012	2,000,000	2,003,300
Broward County FL Passenger Financial Convention Lien Series H-1 (Port, Airport & Marina Authority Revenue, AMBAC Insured)	5.25	10/01/2011	1,525,000	1,530,841
Broward County FL Series C (Port, Airport & Marina Authority Revenue, NATL-RE Insured)	5.38	09/01/2011	3,100,000	3,111,997
Broward County FL Series C (Port, Airport & Marina Authority Revenue, NATL-RE Insured)	5.38	09/01/2012	5,665,000	5,686,584
Broward County FL Series E (Port, Airport & Marina Authority Revenue, NATL-RE Insured)	5.25	10/01/2011	4,700,000	4,718,001
Broward County FL Series E (Port, Airport & Marina Authority Revenue, NATL-RE Insured)	5.25	10/01/2012	1,300,000	1,304,875
Cape Coral FL BAN (Water & Sewer Revenue)	6.00	10/01/2011	35,455,000	35,806,359
Citizens Property Insurance Corporation (Miscellaneous Revenue, AMG Insured)±	1.00	06/01/2014	52,000,000	52,000,000
Citrus County FL COP Series B (Lease Revenue, Assured Guaranty Insured)	4.00	04/01/2012	2,180,000	2,231,622
Collier County FL IDA (Health Revenue)	4.00	10/01/2013	1,065,000	1,120,348
County of Bay FL PCR (IDR)	5.10	09/01/2012	2,000,000	2,068,400
Florida HEFA (Education Revenue)	3.00	04/01/2012	500,000	501,395
Florida HEFA (Education Revenue)	4.00	04/01/2013	1,125,000	1,152,945
Florida Housing Finance Corporation (Housing Revenue)(i)	3.25	12/15/2012	9,435,000	9,451,606
Florida Rural Utility Financing Commission Public Construction Projects (Miscellaneous Revenue)	3.25	11/01/2011	1,105,000	1,111,354
Florida Rural Utility Financing Commission Public Construction Projects (Miscellaneous Revenue)	3.50	11/01/2011	1,135,000	1,141,889
Florida Rural Utility Financing Commission Public Construction Projects (Miscellaneous Revenue)	4.00	11/01/2011	1,390,000	1,401,468
Florida State Board of Education Series A (Miscellaneous Revenue)	5.00	07/01/2012	3,095,000	3,236,689
Florida State Board of Education Series C (Miscellaneous Revenue)	3.00	07/01/2012	5,350,000	5,487,977
Florida State Board of Education Series C (Miscellaneous Revenue)	5.00	07/01/2012	1,215,000	1,270,623
Florida State Municipal Power Agency (Energy Revenue, SunTrust Bank LOC)§±	0.25	10/01/2030	8,415,000	8,415,000
Fort Pierce FL Eclipse Funding Trust (Miscellaneous Revenue, U.S. Bank NA LOC)§±	0.12	05/01/2031	1,995,000	1,995,000
Gulf Breeze FL City Hall Series F, G & H (Miscellaneous Revenue)§±	3.00	12/01/2020	20,975,000	20,676,526
Gulf Breeze FL Miami Beach Local Government Series E (Miscellaneous Revenue, FGIC Insured)§±	5.00	12/01/2020	1,330,000	1,345,282
Highlands County FL HFA Adventist Health Sunbelt Series E (Health Revenue)	3.00	11/15/2011	2,805,000	2,833,246
Highlands County FL HFA Adventist Health Sunbelt Series E (Health Revenue)	4.50	11/15/2012	1,395,000	1,467,024
Hillsborough County FL IDA (Utilities Revenue)	5.10	10/01/2013	1,130,000	1,175,675
Hillsborough County FL School Board COP Master Lease Program Series A (Lease Revenue, NATL-RE Insured)	5.50	07/01/2012	2,045,000	2,141,749
Jacksonville FL (Tax Revenue, AMBAC Insured)	5.50	10/01/2014	1,200,000	1,213,200
Key West FL Utility Board (Utilities Revenue, AMBAC Insured)	6.00	10/01/2011	2,990,000	3,030,694
Lakeland FL Energy System Revenue (Utilities Revenue)±	1.21	10/01/2014	10,975,000	10,977,854
Lee County FL Refunding Series A (Port, Airport & Marina Authority Revenue, AGM Insured)	5.00	10/01/2012	1,750,000	1,841,648

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	125

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Florida (continued)
Lee County FL Refunding Series A (Port, Airport & Marina Authority Revenue, AGM Insured)	5.00%	10/01/2013	$4,140,000	$4,420,816
Lee County FL Solid Waste System Revenue (Resource Recovery Revenue, NATL-RE Insured)	5.50	10/01/2011	5,850,000	5,908,032
Leesburg FL Leesburg Regional Series A (Health Revenue, Regions Bank LOC)§±	1.31	07/01/2031	20,840,000	20,840,000
Marion County FL IDA Waste 2 Water Incorporated Project (IDR, SunTrust Bank LOC)§±	0.78	10/01/2026	835,000	835,000
Miami-Dade County FL HCFR Miami Children’s Series A (Health Revenue, NATL-RE Insured)±	4.13	08/01/2046	6,250,000	6,268,313
Miami-Dade County FL HFA Siesta Pointe Apartments Series A (Housing Revenue, AGM Insured)	5.50	09/01/2012	460,000	461,187
Miami-Dade County FL IDA Dolphins Stadium Project Series A (IDR)§±	3.01	07/01/2032	19,075,000	19,075,000
Miami-Dade County FL IDA Dolphins Stadium Project Series B (IDR)§±	3.01	07/01/2032	19,075,000	19,075,000
Miami-Dade County FL IDA Series C (IDR)§±	3.01	07/01/2032	6,850,000	6,850,000
Miami-Dade County FL IDA Waste Management Incorporated Florida Project (Resource Recovery Revenue)±	5.40	08/01/2023	2,800,000	2,805,572
Miami-Dade County FL IDA (Resource Recovery Revenue)§±	1.25	09/01/2027	3,500,000	3,504,165
Miami-Dade County FL School Board (Lease Revenue, Assured Guaranty Insured)§±	0.19	05/01/2013	5,800,000	5,800,000
Miami-Dade County FL School Board (Lease Revenue)§±	5.00	05/01/2031	17,000,000	18,256,130
Miami-Dade County FL School Board Master Equipment Lease 1 (Lease Revenue)††(i)	3.59	03/03/2016	13,274,313	13,601,658
North Miami FL Johnston & Wales University Project Series A (Education Revenue, XLCA Insured)	5.00	04/01/2012	1,455,000	1,490,386
Okeechobee County FL Disposal Waste Management Landfill A (Resource Recovery Revenue)§±	2.63	07/01/2039	6,690,000	6,751,682
Orange County FL Independent Blood & Tissue Services (IDR, SunTrust Bank LOC)§±	0.55	10/01/2027	12,860,000	12,860,000
Orlando & Orange County FL Expressway Authority Sub Series B-2 (Transportation Revenue, SunTrust Bank LOC)§±	0.55	07/01/2040	42,645,000	42,645,000
Osceola County FL School Board (Tax Revenue, AGM Insured)	5.00	06/01/2013	1,400,000	1,497,762
Palm Beach County FL Public Improvement COP (Miscellaneous Revenue)††	3.04	02/01/2014	18,336,192	18,505,802
Palm Beach County FL School Board Series B (Lease Revenue, FGIC Insured)§±	5.00	08/01/2025	48,880,000	49,061,834
Palm Beach County FL South Florida Blood Banks Project (IDR, SunTrust Bank LOC)§±	0.55	12/01/2022	6,105,000	6,105,000
Pasco County FL School Board (Lease Revenue, AMBAC Insured)±(m)	1.22	08/01/2030	12,825,000	12,825,000
Pinellas County FL YMCA Suncoast Incorporated Project (IDR, SunTrust Bank LOC)§±	0.55	05/01/2027	5,380,000	5,380,000
South Lake County FL South Lake Hospital Incorporated (Health Revenue)	4.00	10/01/2012	455,000	468,018
South Lake County FL South Lake Hospital Incorporated (Health Revenue)	4.00	10/01/2013	900,000	939,132
South Lake County FL South Lake Hospital Incorporated (Health Revenue)	5.50	10/01/2013	965,000	988,643
Sunshine State Governmental Financing Commission (Miscellaneous Revenue, Dexia Credit Local LOC)±	4.00	07/01/2016	38,680,000	38,680,000
University Athletic Association Incorporated FL (Education Revenue, SunTrust Bank LOC)§±	3.75	10/01/2027	2,855,000	2,871,302
University Athletic Association Incorporated FL (Education Revenue, SunTrust Bank LOC)§±	3.80	10/01/2031	4,500,000	4,526,235
Volusia County FL School Board (Tax Revenue, AGM Insured)	5.25	10/01/2012	1,905,000	1,978,743

				534,886,678

126	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Georgia: 1.61%
Appling County GA Development Authority Georgia Power Company Plant Hatch Project (Utilities Revenue, AMBAC Insured)	4.40%	07/01/2016	$8,250,000	$8,250,990
Burke County GA Development Authority (Miscellaneous Revenue)§±	2.50	01/01/2040	17,000,000	17,372,810
City of Atlanta GA Airport Passenger Facilities (Port, Airport & Marina Authority Revenue, FSA Insured)§±	0.22	01/01/2013	7,430,000	7,430,000
City of Atlanta GA Airport Passenger Facilities (Port, Airport & Marina Authority Revenue, FSA Insured)§±	0.24	07/01/2012	3,775,000	3,775,000
City of Atlanta GA Series C (Port, Airport & Marina Authority Revenue, NATL-RE FGIC Insured)	6.25	01/01/2013	4,000,000	4,036,080
Cobb County GA Development Authority (Resource Recovery Revenue)§±	1.40	04/01/2033	1,000,000	998,960
Fulton County GA Development Authority Healthcare System Catholic East (Health Revenue)	2.00	11/15/2011	2,500,000	2,511,575
Fulton County GA Development Authority Healthcare System Catholic East (Health Revenue)	5.00	11/15/2013	5,180,000	5,596,938
Fulton County GA Development Authority The Epstein School Project (Miscellaneous Revenue, SunTrust Bank LOC)§±	0.55	01/01/2017	3,070,000	3,070,000
Georgia Public Gas Partners Incorporated Series A (Energy Revenue)	5.00	10/01/2011	1,500,000	1,513,305
Georgia Public Gas Partners Incorporated Series A (Energy Revenue)	5.00	10/01/2012	2,050,000	2,133,107
Gwinnett County GA Hospital Authority KMD Group LLC Project (IDR, SunTrust Bank LOC)§±	0.63	02/01/2032	2,710,000	2,710,000
Metropolitan Atlanta Rapid Transit Authority GA Series P (Tax Revenue, AMBAC Insured)	6.00	07/01/2013	1,325,000	1,415,458
Municipal Electric Authority of Georgia (Utilities Revenue, Dexia Credit Local LOC)§±	3.50	01/01/2048	46,365,000	46,365,000

				107,179,223

Guam: 0.05%
Territory of Guam (Tax Revenue)	1.00	11/01/2011	1,670,000	1,671,954
Territory of Guam (Tax Revenue)	2.00	11/01/2012	1,740,000	1,757,574

				3,429,528

Hawaii: 0.01%
Hawaii State Airport Systems (Port, Airport & Marina Authority Revenue, NATL-RE FGIC Insured)	5.75	07/01/2013	1,000,000	1,003,930

Illinois: 7.26%
Austin Trust Various Certificates Series 2008-1060 (Housing Revenue, GNMA, FNMA & FHLMC Insured)§±	0.22	06/01/2039	4,601,000	4,601,000
Broadview IL (Tax Revenue)	5.25	07/01/2012	850,000	850,536
Chicago IL O’Hare International Airport (Port, Airport & Marina Authority Revenue, Dexia Credit Local LOC)§±	3.00	01/01/2035	51,550,000	51,550,000
Chicago IL O’Hare International Airport ROC RR-II-R-605PB (Port, Airport & Marina Authority Revenue, FSA-CR FGIC Insured)§±	0.24	01/01/2014	10,410,000	10,410,000
Chicago IL O’Hare International Airport (Port, Airport & Marina Authority Revenue, FSA Insured)§±	0.19	01/01/2016	4,000,000	4,000,000
Chicago IL State University Revenue (Education Revenue, NATL-RE Insured)	4.60	12/01/2012	1,020,000	1,022,825
Chicago IL Wastewater Transmission Refunding (Water & Sewer Revenue, NATL-RE FGIC Insured)	5.38	01/01/2013	1,240,000	1,270,492
City of Springfield IL (Utilities Revenue, BHAC-CR MBIA Insured)§±	0.15	03/01/2015	9,585,000	9,585,000
Cook & Will County IL Township High School District # 206 Bloom (Tax Revenue, XLCA Insured)	4.00	12/01/2012	1,155,000	1,194,732
Cook County IL School District # 130 (Tax Revenue, XLCA Insured)	4.25	06/01/2012	585,000	596,729

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	127

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Illinois (continued)
Cook County IL School District # 130 (Tax Revenue, XLCA Insured)	4.25%	12/01/2012	$1,110,000	$1,142,379
Cook County IL School District # 130 (Tax Revenue, XLCA Insured)	4.25	06/01/2013	435,000	450,864
Davis Junction IL (Tax Revenue, Fifth Third Bank LOC)§±	0.25	06/01/2021	3,630,000	3,630,000
Illinois Finance Authority (Health Revenue, Fifth Third Bank LOC)§±	0.24	01/01/2048	1,500,000	1,500,000
Illinois Finance Authority (Health Revenue, FSA Insured)§±	1.00	09/01/2032	20,000,000	20,000,000
Illinois Finance Authority (Health Revenue)±§	1.40	11/01/2030	27,375,000	27,609,878
Illinois Finance Authority (Health Revenue)±§	1.40	11/15/2039	11,650,000	11,766,617
Illinois Finance Authority (Resource Recovery Revenue)§±	1.45	04/01/2013	1,750,000	1,750,473
Illinois Finance Authority (Education Revenue)	4.00	12/01/2014	1,560,000	1,635,005
Illinois Finance Authority (Education Revenue)	5.00	12/01/2013	1,485,000	1,584,228
Illinois Finance Authority (Health Revenue, AMBC Insured)	5.50	08/01/2011	3,320,000	3,326,640
Illinois Finance Authority Alexion Brothers Health System (Health Revenue)	4.00	02/15/2012	1,200,000	1,214,964
Illinois Finance Authority Insured Covenant Series A (Housing Revenue, Radian Insured)	4.60	12/01/2012	900,000	905,436
Illinois Finance Authority Memorial Heights System (Health Revenue)	4.00	04/01/2012	875,000	893,393
Illinois Finance Authority Resurrection Health (Health Revenue)	4.00	05/15/2012	9,315,000	9,465,996
Illinois Finance Authority Swedish American Hospital (Health Revenue, AMBAC Insured)	5.00	11/15/2011	1,170,000	1,183,502
Illinois Finance Authority Swedish Covenant Series A (Health Revenue)	4.00	08/15/2012	1,270,000	1,284,237
Illinois Finance Authority Swedish Covenant Series A (Health Revenue)	4.00	08/15/2013	1,405,000	1,429,461
Illinois State Series B (Miscellaneous Revenue)§±	3.10	10/01/2033	187,700,000	187,700,000
Illinois State ROC RR-II-R-11526 (Miscellaneous Revenue, NATL-RE Insured)§±	0.59	04/01/2014	3,750,000	3,750,000
Kane & De Kalb Counties IL Community (GO - Local, AMBAC Insured)(z)	2.05	12/01/2011	3,360,000	3,330,970
Lake County IL Community Unit School District # 60 Waukegan Series C (Tax Revenue)	2.00	12/01/2011	2,295,000	2,299,544
McHenry & Lake Counties IL Community Consolidated School District # 15 (Tax Revenue, NATL-RE FGIC Insured)	4.40	01/01/2012	15,000	15,234
Quincy IL Blessing Hospital (Health Revenue)	5.00	11/15/2011	605,000	611,679
Railsplitter Tobacco Settlement Authority (Tobacco Revenue)	4.00	06/01/2012	5,500,000	5,611,815
Railsplitter Tobacco Settlement Authority (Tobacco Revenue)	4.00	06/01/2013	7,500,000	7,750,800
Railsplitter Tobacco Settlement Authority (Tobacco Revenue)	5.00	06/01/2014	18,000,000	19,206,540
Regional Transportation Authority IL (Tax Revenue, GO of Authority Insured)§±	1.35	06/01/2025	50,950,000	50,950,000
Rock Island County IL Metropolitan Airport Authority Refunding Series A (Tax Revenue, Assured Guaranty Insured)	3.80	12/01/2015	3,280,000	3,433,635
University of Illinois (Education Revenue)(z)	2.08	04/01/2012	5,990,000	5,896,077
University of Illinois COP Utilities Infrastructure Projects (Lease Revenue, AMBAC Insured)	5.00	08/15/2012	4,475,000	4,639,143
Will & Kendall Counties IL Community Consolidated School District # 202 Plainfield (Tax Revenue)	3.00	01/01/2013	3,000,000	3,079,290
Will & Kendall Counties IL Community Consolidated School District # 202 Plainfield (Tax Revenue)	3.00	01/01/2013	3,170,000	3,252,325
Will & Kendall Counties IL Community Consolidated School District #202 Plainfield (Tax Revenue)	3.00	01/01/2012	5,575,000	5,637,273
Will County IL Township High School District # 205 Lockport (Tax Revenue, AGM Insured)(z)	1.31	12/01/2012	1,080,000	1,059,934

				484,078,646

128	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Indiana: 1.62%
Delaware County IN Ball Memorial Hospital Incorporated (Health Revenue)	5.00%	08/01/2011	$2,200,000	$2,203,630
Hammond IN Local Public Improvement Bond Bank (Miscellaneous Revenue, Fifth Third Bank LOC)	3.00	01/03/2012	18,000,000	18,131,040
Indiana Bond Bank Special Program Gas Revenue (Energy Revenue)§±	0.19	04/15/2017	5,295,000	5,295,000
Indiana Finance Authority (Resource Recovery Revenue)§±	1.00	05/01/2028	4,000,000	4,000,240
Indiana Finance Authority Ascension Health Series CR-E-4 (Health Revenue)§±	1.25	11/15/2033	300,000	302,043
Indiana Finance Authority Floyd Memorial Hospital & Health Refunding (Health Revenue)	4.00	03/01/2012	1,660,000	1,688,452
Indiana Finance Authority Floyd Memorial Hospital & Health Refunding (Health Revenue)	4.00	03/01/2013	1,730,000	1,788,059
Indiana State Development Finance Authority (Resource Recovery Revenue)§±	0.45	12/01/2038	17,550,000	17,550,000
Indiana State Development Finance Authority Environmental USX Corporation Project (IDR)§±	5.25	12/01/2022	32,950,000	33,864,033
Indiana State Development Finance Authority Inland Steel (IDR)	5.75	10/01/2011	10,240,000	10,268,570
Indianapolis IN Local Public Improvement Bond Bank (Miscellaneous Revenue, NATL-RE Insured)	4.75	06/01/2012	1,505,000	1,509,756
Rockport IN PCR AEP General Corporation Series A (IDR, AMBAC Insured)±§	4.15	07/01/2025	2,500,000	2,502,725
Rockport IN PCR AEP General Corporation Series B (IDR, AMBAC Insured)±§	4.15	07/01/2025	8,500,000	8,509,265
University of Southern Indiana Auxiliary Systems Series A (Education Revenue, AMBAC Insured)	5.00	10/01/2011	705,000	709,731

				108,322,544

Iowa: 0.25%
Iowa Finance Authority Series F (Health Revenue)§±	5.00	08/15/2039	10,000,000	10,450,300
Iowa Student Loan Liquidity Corporation Series 1 (Education Revenue)	2.50	12/01/2011	1,650,000	1,657,821
Iowa Student Loan Liquidity Corporation Series 1 (Education Revenue)	3.25	12/01/2012	1,650,000	1,687,389
Iowa Student Loan Liquidity Corporation Series 1 (Education Revenue)	4.00	12/01/2011	1,000,000	1,010,990
Iowa Student Loan Liquidity Corporation Series 1 (Education Revenue)	4.00	12/01/2012	1,500,000	1,549,710

				16,356,210

Kansas: 0.02%
Kansas State Development Finance Authority Adventist Health (Health Revenue)	4.00	11/15/2011	1,000,000	1,013,850

Kentucky: 1.54%
City of Pikeville KY (Health Revenue)	3.00	09/01/2013	25,000,000	25,751,750
Clark County KY PCR (IDR, CFC Insured)§±	1.20	10/15/2014	735,000	735,265
Clark County KY PCR (IDR, CFC Insured)§±	1.20	10/15/2014	865,000	865,190
County of Pulaski KY (Resource Recovery Revenue)§±	1.25	08/15/2023	3,650,000	3,650,803
Jefferson County KY University Medical Center Incorporated Project (Health Revenue, NATL-RE Insured)	5.25	07/01/2011	2,075,000	2,075,228
Kenton County KY Airport Board Cincinnati Northern Kentucky Refunding Series A (Port, Airport & Marina Authority Revenue, NATL-RE Insured)	5.63	03/01/2013	2,000,000	2,048,920
Kenton County KY Airport Board Cincinnati Northern Kentucky Series A (Port, Airport & Marina Authority Revenue, XLCA Insured)	5.00	03/01/2012	2,000,000	2,045,280
Kenton County KY Airport Board Cincinnati Northern Kentucky Series A (Port, Airport & Marina Authority Revenue, XLCA Insured)	5.00	03/01/2013	2,740,000	2,871,410
Kenton County KY Airport Board Cincinnati Northern Kentucky Series A (Port, Airport & Marina Authority Revenue, NATL-RE Insured)	5.63	03/01/2015	2,000,000	2,039,740

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	129

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Kentucky (continued)
Kentucky EDFA (Resource Recovery Revenue)§±	1.00%	04/01/2031	$5,000,000	$5,000,300
Kentucky Higher Education Student Loan Corporation Series 1 Class A-1 (Education Revenue, SLMA Insured)±	0.77	05/01/2020	8,030,000	8,039,797
Louisville/Jefferson County KY Metropolitan Government (Utilities Revenue)±	1.90	06/01/2033	15,115,000	15,181,657
Louisville/Jefferson County KY Metropolitan Government Louisville Gas & Electric Company Series A (Energy Revenue)§±	5.38	05/01/2027	5,000,000	5,085,350
Louisville/Jefferson County KY PCR Louisville Gas and Electric Project Series A (Utilities Revenue)±§	1.90	10/01/2033	27,250,000	27,457,645

				102,848,335

Louisiana: 2.40%
City of New Orleans LA (Tax Revenue, AMBAC Insured)(z)	0.01	09/01/2011	10,475,000	10,449,651
Louisiana Offshore Terminal Authority (Airport Revenue)§±	1.60	10/01/2037	5,000,000	5,011,700
Louisiana Offshore Terminal Authority (Airport Revenue)§±	4.30	10/01/2037	1,350,000	1,359,396
Louisiana PFA Christus Healthcare (Health Revenue, AGM Insured)	5.00	07/01/2012	3,550,000	3,679,362
Louisiana PFA Cleco Power LLC Project (IDR)§±	7.00	12/01/2038	6,575,000	6,710,116
Louisiana PFA Franciscan Series B (Health Revenue)	5.00	07/01/2011	2,100,000	2,100,189
Louisiana PFA Franciscan Series B (Health Revenue)	5.00	07/01/2012	2,185,000	2,249,305
Louisiana State Gas & Fuels Tax Second Lien Series A (Tax Revenue)±§	0.86	05/01/2043	73,625,000	73,691,263
Louisiana State Gas & Fuels Tax Second Lien Series A1 (Tax Revenue)±§	0.84	05/01/2043	21,150,000	21,169,035
Orleans Parish LA Parishwide School District (Tax Revenue, FGIC Insured)(z)	5.30	02/01/2015	21,470,000	17,769,216
Rapides Finance Authority Revenue LA Cleco Power LLC Project (Resource Recovery Revenue)§±	6.00	10/01/2038	6,000,000	6,057,600
St. Tammany Parish LA Development District Rooms To Go (IDR, SunTrust Bank LOC)§±	0.55	07/01/2038	10,000,000	10,000,000

				160,246,833

Maine: 0.04%
Maine Educational Loan Authority Series A-1 Class A (Education Revenue, Assured Guaranty Insured)	4.30	12/01/2012	2,355,000	2,454,216

Maryland: 0.11%
County of Baltimore MD (Education Revenue, SunTrust Bank LOC)§±	0.27	10/01/2031	2,805,000	2,805,000
Maryland State Economic Development Corporation American Urological Association (Miscellaneous Revenue, SunTrust Bank LOC)§±	0.55	09/01/2032	4,755,000	4,755,000

				7,560,000

Massachusetts: 1.48%
City of Gloucester MA (Tax Revenue)	1.50	09/16/2011	2,260,100	2,264,485
Commonwealth of Massachusetts (Tax Revenue)§±	0.06	01/01/2021	8,700,000	8,700,000
Commonwealth of Massachusetts (Tax Revenue)§±	0.41	02/01/2013	19,000,000	19,000,000
Commonwealth of Massachusetts (Tax Revenue)§±	0.57	02/01/2014	14,000,000	14,000,000
Massachusetts Educational Financing Authority (Education Revenue, AMBAC Insured)	5.00	01/01/2013	3,625,000	3,633,700
Massachusetts HEFA Catholic East Health System (Health Revenue)	2.50	11/15/2011	750,000	754,928
Massachusetts HEFA Caritas Christian Obligation Series B (Health Revenue)	6.50	07/01/2012	970,000	997,335
Massachusetts HEFA Northeastern University Series T-2 (Education Revenue)§±	4.10	10/01/2037	5,250,000	5,407,815
Massachusetts HEFA Northeastern University Series T-3 (Education Revenue)§±	2.70	10/01/2037	25,000,000	25,595,250

130	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Massachusetts (continued)
Massachusetts HEFA UMass Memorial Series G (Health Revenue)	3.00%	07/01/2011	$4,795,000	$4,795,096
Massachusetts HEFA UMass Memorial Series G (Health Revenue)	4.00	07/01/2013	3,800,000	3,886,716
Massachusetts State Development Finance Agency Sabis International Charter Series A (Miscellaneous Revenue)	4.65	04/15/2012	390,000	395,472
Massachusetts State Development Finance Agency Semass Systems Series A (Resource Recovery Revenue, NATL-RE Insured)	5.63	01/01/2012	2,900,000	2,952,171
Massachusetts State Development Finance Agency Solomon Schechter Day School (Education Revenue, Allied Irish Bank plc LOC)§±	3.74	11/01/2037	6,290,000	6,290,000

				98,672,968

Michigan: 3.53%
Bishop International Airport Authority MI (Port, Airport & Marina Authority Revenue)	2.50	12/01/2011	1,050,000	1,049,160
Bishop International Airport Authority MI (Port, Airport & Marina Authority Revenue)	2.50	12/01/2012	1,090,000	1,085,869
Bishop International Airport Authority MI (Port, Airport & Marina Authority Revenue)	2.50	12/01/2013	1,105,000	1,091,221
City of Detroit MI (Water & Sewer Revenue, AGM Insured)	4.00	07/01/2012	1,705,000	1,747,437
City of Detroit MI (Water & Sewer Revenue, AGM Insured)	5.00	07/01/2013	800,000	846,240
City of Detroit MI (Water & Sewer Revenue, NATL-RE Insured)	5.55	07/01/2012	2,000,000	2,078,520
City of Wyandotte MI (Utilities Revenue, NATL-RE Insured)	4.00	10/01/2011	1,500,000	1,512,855
County of Genesee MI (Tax Revenue)	2.50	11/30/2011	9,000,000	9,069,570
Detroit MI Capital Improvement Limited Tax Series A-1 (Tax Revenue)	5.00	04/01/2013	700,000	683,361
Detroit MI City School District Floaters Series DC8032 (Tax Revenue, FSA Q-SBLF Insured, Dexia Credit LOC)§±	2.00	05/01/2029	11,435,000	11,435,000
Detroit MI City School District School Building & Site Improvement Series A (Tax Revenue, FGIC Insured)	5.00	05/01/2013	1,935,000	2,041,386
Detroit MI Convention Facilities Cobo Hall (Tobacco Revenue, NATL-RE Insured)	5.00	09/30/2012	1,100,000	1,136,355
Detroit MI Second Lien Series C (Water & Sewer Revenue, NATL-RE Insured)	5.00	07/01/2011	2,000,000	2,000,220
Detroit MI Sewer Disposal Senior Lien Series A (Water & Sewer Revenue, AGM Insured)	5.00	07/01/2012	3,000,000	3,106,260
Detroit MI Water Supply System Senior Lien Series A (Water & Sewer Revenue, NATL-RE Insured)	5.75	07/01/2012	2,010,000	2,092,651
Detroit MI Water Supply System Senior Lien Series B (Water & Sewer Revenue, NATL-RE Insured)±	4.00	07/01/2012	850,000	870,902
JPMorgan Chase PUTTER/DRIVER (Tax Revenue)††§±	0.14	05/01/2018	9,500,000	9,500,000
Kent MI Hospital Finance Authority Pine Rest Christian Health (Health Revenue, Fifth Third Bank LOC)§±	0.25	10/01/2041	2,735,000	2,735,000
Kent MI Hospital Finance Authority Spectrum Health Series B2 (Health Revenue)§±	0.22	01/15/2047	11,300,000	11,300,000
Michigan Finance Authority Detroit Schools Series A1 (Miscellaneous Revenue)	6.45	02/20/2012	10,800,000	10,958,004
Michigan Finance Authority Limited Obligation Series E (Miscellaneous Revenue)	4.75	08/22/2011	16,500,000	16,571,775
Michigan HEFA Limited Obligation Davenport University (Education Revenue, Fifth Third Bank LOC)§±	0.25	01/01/2036	705,000	705,000
Michigan State Building Authority (Lease Revenue, AMBAC Insured)§±	5.00	10/15/2029	1,450,000	1,465,443
Michigan State Building Authority Series 1 (Lease Revenue)	3.00	10/15/2011	250,000	251,678
Michigan State Building Authority Series 1 (Lease Revenue)	5.00	10/15/2011	6,675,000	6,758,571
Michigan State Comprehensive Transition (Miscellaneous Revenue, FSA Insured)§±	2.25	05/15/2023	7,055,000	7,055,000

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	131

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Michigan (continued)
Michigan State COP Series A (Lease Revenue, NATL-RE Insured)§±	4.25%	09/01/2031	$1,900,000	$1,906,707
Michigan State COP Series A (Lease Revenue, NATL-RE Insured)§±	5.00	09/01/2031	3,450,000	3,466,526
Michigan State Hospital Finance Authority (Health Revenue, Fifth Third Bank LOC)§±	0.24	12/01/2032	2,740,000	2,740,000
Michigan State Hospital Finance Authority (Health Revenue)	5.25	11/15/2011	2,500,000	2,538,775
Michigan State Hospital Finance Authority (Health Revenue)	5.50	11/01/2012	3,645,000	3,813,545
Michigan State Hospital Finance Authority Healthcare Equipment Loan Program Series C Subseries C-12 (Health Revenue, Fifth Third Bank LOC)§±	0.24	12/01/2032	4,600,000	4,600,000
Michigan State Hospital Finance Authority Healthcare Equipment Loan Program Series C Subseries C-16 (Health Revenue, Fifth Third Bank LOC)§±	0.24	12/01/2032	800,000	800,000
Michigan State Hospital Finance Authority Healthcare Equipment Loan Program Series C Subseries C-17 (Health Revenue, Fifth Third Bank LOC)§±	0.24	12/01/2032	7,500,000	7,500,000
Michigan State Hospital Finance Authority Healthcare Equipment Loan Program Series C Subseries C-18 (Health Revenue, Fifth Third Bank LOC)§±	0.24	12/01/2032	4,000,000	4,000,000
Michigan State Hospital Finance Authority Healthcare Equipment Loan Program Series C Subseries C-22 (Health Revenue, Fifth Third Bank LOC)§±	0.24	12/01/2032	7,500,000	7,500,000
Michigan State Hospital Finance Authority Healthcare Equipment Loan Program Series C Subseries C-24 (Health Revenue, Fifth Third Bank LOC)§±	0.24	12/01/2032	7,500,000	7,500,000
Michigan State Housing Development Authority (Housing Revenue, AGM GO of Authority Insured)§±	1.65	04/01/2040	31,725,000	31,725,000
Michigan State Strategic Fund Limited Obligation Adjusted Refunding Dow Chemical Project Series J-A-2 (IDR)§±	5.50	12/01/2028	3,320,000	3,392,276
Michigan State Strategic Fund Limited Obligation Detroit Edition (Utilities Revenue)§±	3.05	08/01/2024	7,750,000	7,916,238
Michigan State Strategic Fund Obligation Revenue (IDR, Fifth Third Bank LOC)§±	0.25	07/01/2028	1,300,000	1,300,000
Saginaw Valley State University of Michigan Series A (Education Revenue)	4.00	07/01/2011	1,845,000	1,845,166
St. Joseph Hospital Finance Authority MI (Health Revenue, FSA Insured)§±	0.08	01/01/2032	7,410,000	7,410,000
Wayne County MI Airport Authority Revenue (Port, Airport & Marina Authority Revenue)	3.00	12/01/2012	14,995,000	15,194,434
Wayne County MI Airport Authority Revenue (Port, Airport & Marina Authority Revenue, NATL-RE Insured)	5.00	12/01/2011	2,255,000	2,286,796
Wayne County MI Airport Authority Revenue (Port, Airport & Marina Authority Revenue)	5.00	12/01/2013	3,830,000	4,084,810
Wayne County MI Airport Authority Revenue Series B (Port, Airport & Marina Authority Revenue)	5.00	12/01/2013	3,710,000	3,956,826
Western Townships MI Utilities Authority Sewage Disposal System (Tax Revenue)	3.00	01/01/2012	1,000,000	1,012,490

				235,637,067

Minnesota: 0.51%
City of St. Cloud MN (Health Revenue, Assured Guaranty Insured)§±	0.08	05/01/2042	15,500,000	15,500,000
City of Roseville MN (Education Revenue, M&I Bank LOC)§±	1.30	11/01/2022	2,000,000	2,000,000
Minneapolis & St. Paul MN Housing & RDA Health Span Series B (Health Revenue, AMBAC Insured)(a)±(n)	0.20	11/15/2017	10,400,000	8,846,667
Minnesota HEFA (Education Revenue)	3.00	10/01/2012	500,000	508,420
Minnesota HEFA (Education Revenue)	3.00	10/01/2013	500,000	511,060
Minnesota HEFA (Education Revenue, GO of Institution Insured)§±	0.15	03/01/2024	1,895,000	1,895,000
St. Paul MN Housing & RDA Allina Health System Series A-1 (Health Revenue)	4.00	11/15/2011	1,300,000	1,316,133
St. Paul MN Housing & RDA Allina Health System Series A-1 (Health Revenue)	5.00	11/15/2012	1,400,000	1,473,892

132	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Minnesota (continued)
St. Paul MN Housing & RDA Allina Health System Series A-1 (Health Revenue)	5.00%	11/15/2013	$1,500,000	$1,624,770

				33,675,942

Mississippi: 0.15%
Mississippi Business Finance Corporation (Utilities Revenue)§±	2.25	12/01/2040	9,070,000	9,140,202
Mississippi Development Bank Special Obligation Limited Tax Note Series B-1 (Health Revenue, Assured Guaranty Insured)	3.00	07/01/2011	750,000	750,060

				9,890,262

Missouri: 0.32%
Kansas City MO School District (Lease Revenue, NATL-RE FGIC Insured)	5.00	02/01/2012	6,000,000	6,112,620
Kansas City MO CAB Series E (Tax Revenue)(z)	1.69	02/01/2012	1,000,000	989,990
Missouri Illinois Bi-State Development Agency Metropolitan Refunding (Tax Revenue)	4.00	10/15/2013	10,535,000	11,101,046
Missouri State Single Family Homeowner Loan Series C1 (Housing Revenue, GNMA/FNMA Insured)	7.15	03/01/2032	785,000	807,584
St. Louis MO Lambert St. Louis International Airport Series A 2 (Airport Revenue)	4.00	07/01/2011	2,000,000	2,000,140

				21,011,380

Nebraska: 0.62%
Central Plains NE Energy Project # 1 Series A (Utilities Revenue)	5.00	12/01/2011	6,330,000	6,439,446
Central Plains NE Energy Project # 1 Series A (Utilities Revenue)	5.00	12/01/2012	7,140,000	7,509,638
Central Plains NE Energy Project # 1 Series A (Utilities Revenue)	5.00	12/01/2013	19,280,000	20,437,571
Central Plains NE Energy Project # 1 Series A (Utilities Revenue)	5.00	12/01/2014	6,600,000	6,937,788

				41,324,443

Nevada: 0.70%
City of Henderson NV (Health Revenue)	4.00	07/01/2012	3,500,000	3,598,105
Clark County NV Airport ROCS RR-II-R-11823 (Port, Airport & Marina Authority Revenue)††§±	0.42	01/01/2018	8,250,000	8,250,000
Clark County NV Airport Sub Lien Series A-1 (Port, Airport & Marina Authority Revenue)	5.00	07/01/2012	11,000,000	11,492,250
Clark County NV School District (Tax Revenue, AGM Insured)	5.25	06/15/2013	6,410,000	6,952,799
Clark County NV Airport Sub Lien Series A-1 (Port, Airport & Marina Authority Revenue, AMBAC Insured)	5.00	07/01/2012	1,000,000	1,039,150
Clark County NV Airport Sub Lien Series A-1 (Port, Airport & Marina Authority Revenue, NATL-RE FGIC Insured)	5.25	07/01/2012	1,000,000	1,041,630
Las Vegas NV Water District (Water & Sewer Revenue)§±	3.00	06/01/2036	11,650,000	11,650,000
Nevada Housing Division Series B (Housing Revenue)	4.80	10/01/2031	625,000	645,550
Sparks NV Redevelopment Agency Tax Increment Area # 1 (Tax Revenue)	4.00	01/15/2012	750,000	753,068
Sparks NV Redevelopment Agency Tax Increment Area # 1 (Tax Revenue)	4.00	01/15/2013	1,405,000	1,418,895

				46,841,447

New Hampshire: 0.39%
New Hampshire Business Finance Authority Refunding The United Illuminating Project Series A (Miscellaneous Revenue)§±	6.88	12/01/2029	6,000,000	6,185,580
New Hampshire Business Finance Authority The United Illuminating Project (Lease Revenue)§±	7.13	07/01/2027	18,165,000	18,754,636
New Hampshire HEFA Southeastern Regional Educational Services (Education Revenue, Ocean National Bank LOC)§±	3.95	11/01/2036	900,000	907,731

				25,847,947

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	133

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

New Jersey: 2.58%
Borough of Seaside Heights NJ (Tax Revenue)	2.50%	12/29/2011	$1,500,000	$1,504,860
Camden County NJ Improvement Authority Series A (Lease Revenue, Assured Guaranty Insured)	4.00	12/01/2012	2,075,000	2,174,745
Casino Reinvestment Development Authority (Miscellaneous Revenue, NATL-RE Insured)	5.00	06/01/2013	5,330,000	5,573,101
City of Camden NJ (Tax Revenue)	2.50	08/23/2011	9,727,800	9,747,256
City of Long Branch NJ (Tax Revenue)	2.00	02/29/2012	4,000,000	4,021,080
City of Paterson NJ (Tax Revenue, AGM State Aid Withholding Insured)	4.25	06/15/2012	1,600,000	1,638,880
City of Rahway NJ (Tax Revenue)	1.75	10/04/2011	11,520,000	11,551,910
Gloucester County NJ Improvement Authority Waste Management Incorporated Project B (Resource Recovery Revenue)§±	3.38	12/01/2029	1,210,000	1,232,300
Monmouth County NJ Improvement Authority (Miscellaneous Revenue, AMBAC Insured)	5.00	12/01/2012	1,000,000	1,051,570
New Jersey EDA (Miscellaneous Revenue, Dexia Credit Local LOC ,AMBAC Insured)§±	2.25	12/15/2020	10,685,000	10,685,000
New Jersey EDA El Dorado Series A (IDR)§±	1.10	12/01/2021	3,650,000	3,649,854
New Jersey HCFR (Health Revenue)	4.00	01/01/2013	910,000	936,536
New Jersey HFFA Catholic Healthcare East (Health Revenue)	2.00	11/15/2011	2,000,000	2,005,880
New Jersey HFFA Catholic Healthcare East (Health Revenue)	5.00	11/15/2012	1,490,000	1,557,348
New Jersey State Educational Facilities Authority Rider University (Education Revenue, Radian Insured)	5.00	07/01/2011	1,970,000	1,970,197
New Jersey State Higher Education Assistance Authority Student Loan Series FFELP Class A-1 (Education Revenue)±	0.56	06/01/2020	24,540,000	24,442,822
New Jersey State Turnpike Authority Series C-2 (Transportation Revenue, AGM Insured)§±	3.50	01/01/2024	13,000,000	13,000,000
New Jersey Transit Corporation (Lease Revenue)	5.75	09/15/2013	10,000,000	10,411,600
New Jersey Transportation Trust Fund Authority (Transportation Revenue, NATL-RE Insured)	5.25	12/15/2012	2,300,000	2,450,972
New Jersey Transportation Trust Fund Authority (Miscellaneous Revenue, NATL-RE FGIC Insured)	5.25	12/15/2012	3,000,000	3,196,920
New JerseyTransportation Trust Fund Authority (Transportation Revenue)	5.63	06/15/2012	5,665,000	5,934,881
Perth Amboy Board of Education COP (Lease Revenue, Assured Guaranty Insured)	3.00	12/15/2011	1,100,000	1,108,514
Salem County NJ Utilities Authority Series B1 (Utilities Revenue)§±	0.95	11/01/2033	9,000,000	9,003,510
Salem County NJ Utilities Authority Series B2 (Utilities Revenue)§±	0.95	11/01/2033	17,000,000	17,006,630
Township of Belleville NJ (Tax Revenue)	2.25	08/18/2011	4,500,000	4,504,365
Township of Belleville NJ (Tax Revenue)	2.50	01/06/2012	2,800,000	2,811,452
Township of Cranford NJ (Tax Revenue)	1.50	02/15/2012	4,850,000	4,869,691
Township of Jackson NJ (Tax Revenue)	1.50	02/16/2012	11,100,000	11,144,955
Township of Wall NJ (Tax Revenue)	3.75	04/13/2012	2,700,000	2,727,567

				171,914,396

New Mexico: 0.13%
New Mexico Mortgage Finance Authority Villa Alegre Series A (Housing Revenue, FHA Insured)	1.75	09/01/2012	1,170,000	1,179,021
Pueblo of Sandia NM (Miscellaneous Revenue)±	1.61	03/01/2015	7,250,000	7,250,000

				8,429,021

New York: 7.42%
Albany NY IDAG (IDR, KeyBank NA LOC)§±	0.31	05/01/2027	1,975,000	1,975,000
Albany NY IDAG (Health Revenue, First Niagara Commercial Bank LOC)§±	0.31	03/01/2031	2,400,000	2,400,000

134	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

New York (continued)
Albany NY Municipal Water Finance Authority (Water & Sewer Revenue, NATL-RE Insured)	5.00%	12/01/2011	$1,125,000	$1,128,600
Binghamton City NY School District (Tax Revenue, State Aid Withholding Insured)	1.50	07/28/2011	24,340,000	24,357,038
Chautauqua County NY IDAG Jamestown Community Series A (Education Revenue, Citizens Bank LOC)§±	0.19	08/01/2027	2,930,000	2,930,000
City of Amsterdam NY (Tax Revenue)	1.50	08/10/2011	4,455,000	4,457,851
City of New York NY (Tax Revenue, ABG Insured)±(m)	0.70	08/01/2026	4,225,000	4,225,000
City of New York NY (Tax Revenue, Assured Guaranty Insured)±(m)	0.70	10/01/2027	20,925,000	20,925,000
City of New York NY (Tax Revenue, AGM Insured)±(m)	0.70	06/01/2036	12,700,000	12,700,000
City of Schenectady NY (Tax Revenue)	1.75	05/18/2012	33,770,594	33,926,952
City of Schenectady NY (Tax Revenue, Assured Guaranty Insured)	3.00	04/01/2012	1,085,000	1,101,785
County of Broome NY (Tax Revenue)	2.00	12/02/2011	16,500,000	16,552,635
County of Nassau NY (Tax Revenue)	2.00	09/15/2011	55,900,000	56,001,179
County of Rockland NY (Tax Revenue)	1.75	08/30/2011	14,000,000	14,028,140
County of Rockland NY (Tax Revenue)	1.75	06/22/2012	7,720,000	7,744,550
County of Rockland NY (Tax Revenue)	3.00	03/08/2012	42,150,000	42,853,062
County of Rockland NY (Tax Revenue)	3.00	03/08/2012	11,750,000	11,941,055
Dunkirk City NY School District (Tax Revenue, State Aid Withholding Insured)	2.00	07/28/2011	3,500,000	3,503,710
Dutchess County NY IDAG (Education Revenue, KeyBank NA LOC)§±	0.31	03/01/2035	6,735,000	6,735,000
Guilderland NY IDA Wildwood Project Series A (Miscellaneous Revenue, KeyBank NA LOC)§±	0.32	07/01/2032	2,605,000	2,605,000
Merrill Lynch PFOTER 4291 (Miscellaneous Revenue)§±	0.41	06/01/2031	9,135,000	9,135,000
Metropolitan Transportation Authority NY (Transportation Revenue, Morgan Stanley Bank LOC)±	0.09	11/01/2031	19,000,000	19,000,000
Metropolitan Transportation Authority NY (Transportation Revenue, FSA Insured)±	0.19	11/15/2011	4,750,000	4,750,000
Nassau Health Care Corporation NY (Miscellaneous Revenue)	3.00	12/01/2011	26,500,000	26,723,130
New York NY Subseries H6 (Tax Revenue, NATL-RE Insured)§±	2.50	08/01/2013	6,400,000	6,400,000
New York State Dormitory Authority (Education Revenue, AMBAC Insured)§±	5.25	11/15/2026	925,000	961,584
New York State Dormitory Authority (Education Revenue, NATL-RE FGIC Insured)§±	5.25	11/15/2029	10,000,000	10,395,500
New York State Dormitory Authority (Education Revenue, XLCA Insured)§±	5.25	07/01/2032	1,700,000	1,831,631
New York State Dormitory Authority Non State Supported Debt Educational Housing Services CUNY (Education Revenue, AMBAC Insured)	5.00	07/01/2011	250,000	250,028
New York State Dormitory Authority Series B (Education Revenue)	5.00	07/01/2012	1,000,000	1,039,660
New York State Dormitory Authority Series B (Education Revenue)	5.00	07/01/2013	1,750,000	1,866,848
New York State Dormitory Authority Series B (Education Revenue)	5.00	07/01/2015	1,000,000	1,106,320
New York State Dormitory Authority Series B (Education Revenue)§±	5.25	11/15/2023	3,350,000	3,482,493
New York State Energy R&D Authority (Utilities Revenue)§±	3.00	02/01/2029	3,000,000	3,057,990
New York State Energy R&D Authority (Resource Recovery Revenue, AMBAC Insured)(a)±(n)	0.46	10/01/2013	21,010,000	20,532,456
New York State Energy R&D Authority PCR Keyspan Generation Series A (IDR, AMBAC Insured)§±	0.50	10/01/2028	1,325,000	1,325,000
New York State Environmental Facilities Corporation Waste Management Project Series A (IDR)±	4.55	05/01/2012	1,900,000	1,918,012
New York State Good Samaritan Hospital Medical Center Series A (Health Revenue, NATL-RE Insured)	5.70	07/01/2013	3,025,000	3,061,119
New York Urban Development Corporation (Housing Revenue)	5.88	02/01/2013	35,830,000	35,786,646
Newburgh NY Series C (Tax Revenue)	5.25	11/30/2011	6,000,000	6,030,780

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	135

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

New York (continued)
Newburgh NY (Tax Revenue)	5.25%	11/30/2011	$5,171,224	$5,197,752
Niagara County NY IDA Solid Waste Disposal Series A Refunding (Resource Recovery Revenue)§±	5.45	11/15/2026	3,450,000	3,500,715
Niagara County NY IDA Solid Waste Disposal Series B (Resource Recovery Revenue)§±	5.55	11/15/2024	2,020,000	2,048,482
Salmon River NY Central School District (Tax Revenue, State Aid Withholding Insured)	2.00	06/22/2012	6,150,000	6,196,310
St. Lawrence County NY IDA (Health Revenue, KeyBank NA LOC)§±	0.31	12/01/2031	6,805,000	6,805,000
Town of Ramapo NY TRAN Series A (Tax Revenue)	2.00	11/01/2011	1,505,000	1,510,885
Utica NY IDAG Utica College Project Series B (Education Revenue, Citizens Bank LOC)§±	0.19	10/01/2034	7,915,000	7,915,000
Utica NY School District (Tax Revenue, State Aid Withholding Insured)	2.00	09/09/2011	22,385,000	22,437,157
Walton NY Central School District (Tax Revenue, State Aid Withholding Insured)	2.00	07/22/2011	4,310,000	4,312,543
Westchester County NY Health Senior Lien Series B (Health Revenue)	5.00	11/01/2012	1,000,000	1,038,870
Westchester County NY Health Senior Lien Series B (Health Revenue)	5.00	11/01/2013	2,500,000	2,652,350

				494,360,818

North Carolina: 1.20%
County of Mecklenburg NC Various Certificates Series A (Lease Revenue)§±	0.55	02/01/2028	6,230,000	6,230,000
County of New Hanover NC Series A-1 (Health Revenue, AGM Insured)§±	0.15	10/01/2023	3,500,000	3,500,000
Durham County NC Industrial Facilities & Pollution Control Financing Authority (Education Revenue, SunTrust Bank LOC)§±	0.36	09/01/2037	27,370,000	27,370,000
Durham County NC Industrial Facilities & Pollution Control Financing Authority (IDR)±§	1.00	01/01/2041	13,000,000	13,000,000
North Carolina Eastern Municipal Power Agency Series C (Utilities Revenue, NATL-RE-IBC Insured)	7.00	01/01/2013	5,810,000	6,014,338
North Carolina Medical Care Commission Cape Fear Valley Health System-Series A (Health Revenue, AMBAC Insured)	5.00	10/01/2011	2,000,000	2,021,080
North Carolina Medical Care Commission Moses Cone Health System (Health Revenue)	5.00	10/01/2015	500,000	561,175
North Carolina Medical Care Commission Catholic Health East (Health Revenue)	2.50	11/15/2011	1,200,000	1,207,884
North Carolina Medical Care Commission Catholic Health East (Health Revenue)	4.00	11/15/2012	1,085,000	1,126,447
North Carolina Medical Care Commission First Health Carolina Series C (Health Revenue)	3.00	10/01/2012	3,205,000	3,277,080
North Carolina Medical Care Commonwealth Health Care Facilities Duke University Health System Series A (Education Revenue)§±	0.41	06/01/2039	15,590,000	15,590,000

				79,898,004

North Dakota: 0.10%
City of Fargo ND (Health Revenue)	4.00	11/01/2014	4,485,000	4,798,950
Mercer County ND PCR Antelope Valley Station (Utilities Revenue, AMBAC Insured)	7.20	06/30/2013	1,555,000	1,642,842

				6,441,792

Ohio: 2.12%
American Municipal Power Ohio Incorporated (Utilities Revenue)	1.50	11/10/2011	1,350,000	1,351,310
American Municipal Power Ohio Incorporated (Utilities Revenue)	2.00	11/10/2011	1,788,000	1,791,665
City of Akron OH (Tax Revenue)	2.00	03/15/2012	11,000,000	11,067,320

136	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Ohio (continued)
City of Akron OH (Water & Sewer Revenue, NATL-RE Insured)	5.00%	03/01/2012	$1,000,000	$1,026,940
City of Cleveland OH (Lease Revenue, AMBAC Insured)(z)	0.98	11/15/2011	2,250,000	2,241,563
City of Lorain OH (Tax Revenue)	3.63	09/22/2011	1,025,000	1,027,163
City of Steubenville OH (Health Revenue)	2.00	10/01/2012	1,000,000	995,680
City of Warrensville Heights OH (Miscellaneous Revenue)	4.00	02/28/2012	11,200,000	11,295,648
Cleveland OH COP Cleveland Stadium Project Series A Refunding (Lease Revenue)	4.00	11/15/2011	1,545,000	1,562,196
County of Cuyahoga OH (Miscellaneous Revenue)	1.05	10/15/2012	5,700,000	5,705,985
County of Scioto OH (IDR)§±	5.30	08/15/2013	3,000,000	3,007,650
Knox County OH Hospital Facilities Revenue (Health Revenue, Radian Insured)	5.00	06/01/2012	1,615,000	1,648,818
Lorain OH Port Authority Horizon Activities Center Project (Miscellaneous Revenue, Fifth Third Bank LOC)§±	0.25	07/01/2028	3,595,000	3,595,000
Montgomery County OH Catholic Health Series C-2 (Health Revenue)§±	4.10	10/01/2041	3,000,000	3,037,860
Ohio State Air Quality Development Authority Modal-Timken Project (IDR, Fifth Third Bank LOC)§±	0.30	11/01/2025	4,460,000	4,460,000
Ohio State Air Quality Development Authority PCR Series A (IDR)§±	2.25	12/01/2023	55,500,000	56,127,150
Ohio State Higher Educational Facilities Ashland University Project (Lease Revenue)	4.25	09/01/2011	1,860,000	1,863,887
Ohio State Solid Waste Disposal (Resource Recovery Revenue)§±	1.00	11/01/2035	6,000,000	6,000,240
Ohio State Water Development Authority PCR First Energy Series A (Water & Sewer Revenue)§±	4.75	08/01/2029	5,900,000	6,063,784
Ohio State Water Development Authority PCR First Energy Series B (Resource Recovery Revenue)§±	3.00	10/01/2033	5,500,000	5,536,575
Ohio State Water Development Authority PCR (Utilities Revenue)§±	2.75	06/01/2033	2,400,000	2,406,672
Ohio State Water Development Authority Waste Management Project (Resource Recovery Revenue)§±	2.63	07/01/2021	310,000	312,858
Village of Oakwood OH (Miscellaneous Revenue)	1.50	10/06/2011	4,845,000	4,855,465
Village of Waterville OH (Miscellaneous Revenue)	3.00	08/04/2011	2,257,869	2,259,969
Village of Woodlawn OH (Tax Revenue)	3.65	11/22/2011	2,250,000	2,258,483

				141,499,881

Oklahoma: 0.13%
Cleveland County OK Public Facilities Authority Educational Facilities Norman Public Schools Project (Lease Revenue)	3.50	06/01/2012	2,000,000	2,053,740
Oklahoma City Airport Trust Lien 27th Series B (Port, Airport & Marina Authority Revenue, AGM Insured)	5.38	07/01/2011	4,670,000	4,670,654
Oklahoma Housing Finance Agency SFMR Homeowner Loan Program Series D2 (Housing Revenue, GNMA/FNMA Insured)	7.10	09/01/2028	395,000	400,783
Oklahoma State Municipal Power Authority (Utilities Revenue, FSA Insured)§±	3.85	01/01/2027	1,545,000	1,570,091

				8,695,268

Oregon: 0.09%
Medford OR Hospital Facilities Authority Rogue Valley Manor Project (Health Revenue, Bank of America NA LOC)§±	0.05	08/15/2037	6,000,000	6,000,000

Pennsylvania: 4.67%
Allegheny County PA Airport Authority Series A (Airport Revenue, AGM Insured)	5.00	01/01/2015	9,620,000	10,163,338
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Centre Series A (Health Revenue)	4.00	05/15/2012	6,275,000	6,476,051
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Centre Series A (Health Revenue)	5.00	05/15/2013	1,735,000	1,864,917

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	137

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Pennsylvania (continued)
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Centre Series F (Health Revenue)±§	1.16%	05/15/2038	$21,000,000	$20,926,710
Allegheny County PA IDA Animal Friends Incorporated Project (IDR, PNC Bank LOC)§±	0.47	07/01/2025	1,935,000	1,934,497
Allegheny County PA IDA Duquense Light PCR (Utilities Revenue, AMBAC Insured)±	4.05	09/01/2011	4,525,000	4,545,453
Allegheny County PA IDA Refunding Environmental Improvement USX (IDR)§±	4.75	12/01/2032	2,100,000	2,144,793
Allegheny County PA IDA Western Pennsylvania School For Blind (Education Revenue)§±	0.50	07/01/2031	4,500,000	4,499,100
Beaver County PA IDA PCR First Energy Series B (IDR) §±	3.00	10/01/2047	3,650,000	3,686,646
Blair County PA Altoona Regional Health System (Health Revenue)	4.00	11/15/2011	2,795,000	2,825,969
Blair County PA Altoona Regional Health System (Health Revenue)	4.00	11/15/2012	2,865,000	2,955,735
Blair County PA Altoona Regional Health System (Health Revenue)	4.00	11/15/2013	1,315,000	1,374,214
City of Philadelphia PA (Tax Revenue)	2.00	08/01/2011	13,365,000	13,378,231
City of Philadelphia PA (Tax Revenue)	4.00	08/01/2012	4,325,000	4,458,210
City of Pittsburgh PA (Tax Revenue, AGM Insured)	5.00	09/01/2011	3,850,000	3,878,798
City of Reading PA (Tax Revenue)	4.00	11/15/2013	2,000,000	2,067,020
Delaware County PA Authority Neumann College (Education Revenue)	5.13	10/01/2011	350,000	354,253
Delaware County PA Authority University Revenue (Education Revenue)	3.00	10/01/2011	400,000	401,256
Delaware County PA Authority University Revenue (Education Revenue)	3.00	10/01/2012	350,000	354,834
Delaware County PA Authority University Revenue (Education Revenue)	3.00	10/01/2013	495,000	503,539
Delaware County PA IDA Resource Recovery Facility Series A (Resource Recovery Revenue)	6.10	07/01/2013	3,680,000	3,689,200
Delaware Valley PA Regional Financial Authority (Miscellaneous Revenue) ††§±	0.29	07/01/2017	7,500,000	7,500,000
Erie County PA St. Vincents Health Series A (Health Revenue)	4.00	07/01/2011	1,165,000	1,165,058
Gallery Certificate Trust PA (Transportation Revenue, FSA Insured)	4.50	02/15/2013	1,125,000	1,128,285
Harrisburg PA Authority Resources Guaranteed Subordinated Series D-2 (Resource Recovery Revenue, AGM Insured)§±	5.00	12/01/2033	4,700,000	4,725,286
Lycoming County PA Susquehanna Health System Project A (Health Revenue)	4.00	07/01/2012	890,000	900,840
North Pennsylvania Water Authority (Water & Sewer Revenue, AGM Insured)§±	3.00	11/01/2024	5,000,000	5,000,000
Northampton County PA General Purpose Authority Saint Lukes Hospital Project Series A (Health Revenue)	4.00	08/15/2011	1,000,000	1,002,180
Pennsylvania EDFA Albert Einstein Healthcare Series A (Health Revenue)	5.00	10/15/2011	5,680,000	5,715,216
Pennsylvania EDFA Albert Einstein Healthcare Series A (Health Revenue)	5.00	10/15/2012	4,075,000	4,167,869
Pennsylvania EDFA Colver Project Series F (Resource Recovery Revenue, AMBAC Insured)	5.00	12/01/2012	8,755,000	8,830,993
Pennsylvania EDFA Colver Project Series F (Resource Recovery Revenue, AMBAC Insured)	5.00	12/01/2013	9,150,000	9,155,399
Pennsylvania EDFA Colver Project Series F Refunding (Resource Recovery Revenue, AMBAC Insured)	4.50	12/01/2011	5,400,000	5,412,582
Pennsylvania EDFA Exelon Generation Series A (Utilities Revenue)§±	5.00	12/01/2042	2,000,000	2,062,440
Pennsylvania EDFA Main Line Health (Hospital Revenue)§±	0.51	10/01/2027	10,285,000	10,112,315
Pennsylvania EDFA Solid Waste Disposal Waste Management Incorporated Project (Resource Recovery Revenue)±	2.75	09/01/2013	3,055,000	3,086,803
Pennsylvania EDFA Thomas Jefferson University Hospital System (Tax Revenue)§±	0.51	10/01/2037	65,000,000	63,980,150
Pennsylvania EDFA Waste Management Incorporated Project (Resource Recovery Revenue)§±	2.63	12/01/2033	7,700,000	7,783,468
Pennsylvania State HEFAR Associated Independent Colleges Series 13 (Education Revenue)§±	2.13	11/01/2031	3,040,000	3,047,600

138	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Pennsylvania (continued)
Pennsylvania State HEFAR University of Pittsburgh Medical Centre Series E (Health Revenue)	3.50%	05/15/2012	$3,000,000	$3,082,200
Pennsylvania State HEFAR University of Pittsburgh Medical Centre Series E (Health Revenue)	3.50	05/15/2013	7,905,000	8,277,167
Pennsylvania State Turnpike Commission Series B (Transportation Revenue)±	0.74	06/01/2014	6,770,000	6,771,016
Pennsylvania State Turnpike Commission Series C (Transportation Revenue)±	0.71	12/01/2012	14,675,000	14,724,602
Pennsylvania State Turnpike Commission Series C (Transportation Revenue)±	0.99	12/01/2013	15,600,000	15,699,528
Philadelphia PA 1998 8th General Ordinance Series A (Energy Revenue)	5.00	08/01/2012	1,705,000	1,767,488
Philadelphia PA 7th Series 1998 General Ordinance (Energy Revenue, AMBAC Insured)	5.00	10/01/2013	500,000	531,555
Philadelphia PA Gas Works CAB Eleventh Series C (Energy Revenue, AMBAC Insured) (z)	7.19	01/01/2012	130,000	125,445
Philadelphia PA Gas Works Eighteenth Series (Energy Revenue, CIFC Insured)	5.00	08/01/2011	805,000	807,504
Philadelphia PA IDA Commercial Development Red Lion (IDR, PNC Bank NA LOC)§±	4.50	12/01/2016	1,305,000	1,310,886
Philadelphia PA IDA Series A (Lease Revenue, NATL-RE FGIC Insured)	5.00	10/01/2011	3,170,000	3,200,210
Philadelphia PA School District Series B (Tax Revenue, NATL-RE State Aid Withholding Insured)	5.25	10/01/2011	1,000,000	1,012,000
Philadelphia PA School District Series C (Tax Revenue, State Aid Withholding Insured)	5.00	09/01/2011	4,250,000	4,282,088
Philadelphia PA School District Series C (Tax Revenue, State Aid Withholding Insured)	5.00	09/01/2012	6,100,000	6,389,689
Scranton School District PA Series A (Tax Revenue, AGM State Aid Withholding Insured)	2.00	04/01/2012	400,000	403,776
Scranton School District PA Series A (Tax Revenue, AGM State Aid Withholding Insured)	2.00	04/01/2013	1,000,000	1,011,000
Washington County PA Hospital Authority (Health Revenue, PNC Bank NA LOC)§±	0.47	07/01/2031	3,500,000	3,499,090
Westmoreland County PA IDA Excela Health Project (Health Revenue)	3.00	07/01/2012	1,040,000	1,055,361

				311,209,853

Puerto Rico: 1.32%
Puerto Rico Commonwealth (Tax Revenue, NATL-RE Insured)	6.25	07/01/2011	1,150,000	1,150,196
Puerto Rico Commonwealth (Tax Revenue, NATL-RE Insured)	6.25	07/01/2012	3,945,000	4,121,894
Puerto Rico Commonwealth (Tax Revenue, NATL-RE Insured)(a)±(n)	0.62	07/01/2011	500,000	499,980
Puerto Rico Commonwealth Aqueduct & Sewer Authority (Water & Sewer Revenue, NATL-RE Guaranty Insured)(a)±(n)	0.49	07/01/2011	8,000,000	7,999,167
Puerto Rico Commonwealth Government Development Bank Series B (Miscellaneous Revenue)	5.00	12/01/2011	1,030,000	1,045,574
Puerto Rico Commonwealth Highway & Transportation Authority Floaters Series DCL 008 (Transportation Revenue, FSA Insured, Dexia Credit Local LOC)§±	2.60	07/01/2030	975,000	975,000
Puerto Rico Commonwealth Infrastructure Financing Authority Series C (Tax Revenue, AMBAC Insured)	5.50	07/01/2012	2,300,000	2,376,958
Puerto Rico HFA (Housing Revenue)	5.00	12/01/2012	6,315,000	6,602,522
Puerto Rico HFA Vivienda Modernization (Housing Revenue)	4.75	10/01/2011	12,700,000	12,741,783
Puerto Rico Highway & Transportation Authority (Tax Revenue, AMBAC Insured)	5.50	07/01/2012	1,330,000	1,379,223

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	139

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Puerto Rico (continued)
Puerto Rico Industrial Medical & Environmental Pollution Control (IDR)§±	1.05%	03/01/2013	$7,705,000	$7,717,328
Puerto Rico Industrial Medical & Environmental Pollution Control (IDR)§±	1.05	03/01/2013	135,000	135,216
Puerto Rico Municipal Finance Agency (Miscellaneous Revenue, AGM Insured)	6.00	07/01/2012	950,000	996,151
Puerto Rico Public Buildings Authority (Miscellaneous Revenue, Commonwealth Guaranty Insured)§±	5.00	07/01/2028	1,000,000	1,024,400
Puerto Rico Public Finance Authority (Miscellaneous Revenue, NATL-RE Insured, Government Development Bank for Puerto Rico LOC)§±	4.10	08/01/2029	495,000	499,331
Puerto Rico Public Finance Corporation Commonwealth Appropriation Series A (Miscellaneous Revenue, Government Development Bank for Puerto Rico LOC, NATL-RE Insured)§±	5.25	08/01/2029	10,435,000	10,595,595
Puerto Rico Public Finance Corporation Commonwealth Series A (Miscellaneous Revenue, Government Development Bank for Puerto Rico LOC)§±	5.75	08/01/2027	26,955,000	27,447,737
Puerto Rico Public Finance Corporation Series A (Miscellaneous Revenue, AMBAC Insured, Government Development Bank for Puerto Rico LOC)§±	5.25	08/01/2030	1,000,000	1,015,390

				88,323,445

Rhode Island: 0.45%
Providence RI Public Building Authority School & Public Facility Project Series A (Lease Revenue, AMBAC Insured)	5.38	12/15/2011	655,000	663,371
Rhode Island Convention Center Authority (Miscellaneous Revenue, NATL-RE Insured)	5.25	05/15/2015	17,115,000	18,071,729
Rhode Island Housing & Mortgage Finance Corporation Homeowner Opportunity Series 50-A (Housing Revenue)	3.55	10/01/2011	1,420,000	1,420,128
Rhode Island State Health & Educational Building Corporation (Health Revenue, Assured Guaranty Insured)††§±	0.29	05/15/2017	5,500,000	5,500,000
Town of Coventry RI (Tax Revenue)	2.50	04/11/2012	4,330,000	4,374,772

				30,030,000

South Carolina: 1.57%
Orangeburg County SC Joint Governmental Action Authority (Tax Revenue, NATL-RE Insured)	5.00	10/01/2011	4,075,000	4,111,145
Piedmont SC Municipal Power Agency Capital Appreciation 2004 Unrefunded Balance (Utilities Revenue, AMBAC Insured)(z)	4.87	01/01/2013	11,875,000	11,041,256
Richland County SC Series A (Resource Recovery Revenue)	4.60	09/01/2012	2,000,000	2,060,120
South Carolina Jobs EDA Palmetto Health Series A (Health Revenue, AGM Insured)	4.00	08/01/2013	865,000	903,415
South Carolina Jobs EDA Anmed Health Project (Health Revenue)	5.00	02/01/2013	1,000,000	1,059,030
South Carolina Jobs EDA Georgetown Memorial Hospital (Health Revenue, AMBAC Insured)	5.50	11/01/2012	1,000,000	1,007,320
South Carolina Jobs EDA Palmetto Health (Health Revenue)±	0.86	08/01/2039	41,895,000	41,143,404
South Carolina Jobs EDA Palmetto Health Series A (Health Revenue, AGM Insured)	2.75	08/01/2014	870,000	884,921
Spartanburg County SC Regional Health Services Series B (Health Revenue, Assured Guaranty Insured)§±	0.16	04/15/2037	15,000,000	15,000,000
Tobacco Settlement Revenue Management Authority SC (Tobacco Revenue)	5.00	06/01/2018	14,715,000	14,734,865
York County SC PCR (Water & Sewer Revenue)§±	1.00	09/15/2024	13,000,000	13,002,990

				104,948,466

140	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

South Dakota: 0.01%
Minnehaha County SD Bethany Lutheran Home Project Series A (Health Revenue)§	7.00%	12/01/2023	$400,000	$435,128

Tennessee: 3.17%
Chattanooga Hamilton County TN Erlanger Health (Health Revenue, AGM Insured)	5.00	10/01/2012	1,075,000	1,126,170
Chattanooga Hamilton County TN Erlanger Health (Health Revenue, AGM Insured)	5.00	10/01/2012	2,220,000	2,325,672
Clarksville Natural Gas Acquisition Corporation (Energy Revenue)	5.00	12/15/2013	1,400,000	1,491,798
Elizabethton TN Health & Educational Facilities Board Hospital Series B MBIA (Health Revenue, NATL-RE & IBC Insured)§	7.75	07/01/2029	20,570,000	22,380,366
Jackson TN Energy Authority Electric System (Utilities Revenue, Fifth Third Bank LOC)§±	0.25	04/01/2029	1,330,000	1,330,000
Johnson City TN Health & Educational Facilities Board 1st Mortgage Mountain States (Health Revenue)§	7.50	07/01/2025	8,960,000	9,727,424
Johnson City TN Health & Educational Facilities Board 1st Mortgage Mountain States (Health Revenue, NATL-RE-IBC Insured)§	7.50	07/01/2025	8,000,000	8,685,200
Johnson City TN Health & Educational Facilities Board 1st Mortgage Mountain States (Health Revenue)§	7.50	07/01/2033	6,000,000	6,513,900
Johnson City TN Health & Educational Facilities Board Mountain States Health Alliance (Health Revenue)	3.00	07/01/2011	4,645,000	4,645,046
Johnson City TN Health & Educational Facilities Board Mountain States Health Alliance (Health Revenue)	5.00	07/01/2012	3,635,000	3,711,371
Johnson City TN Health & Educational Facilities Board Mountain States Health Alliance (Health Revenue, NATL-RE Insured)	6.00	07/01/2012	1,630,000	1,700,237
Knox County TN Health Educational & Housing Facilities Board (Health Revenue, Assured Guaranty Insured)§±	0.25	01/01/2046	10,000,000	10,000,000
Knox County TN Health Educational & Housing Facilities Board (Health Revenue, Assured Guaranty Insured)§±	0.25	01/01/2046	5,000,000	5,000,000
Knox County TN Health Educational & Housing Facilities Board (Health Revenue, Assured Guaranty Insured)§±	0.25	01/01/2046	5,900,000	5,900,000
Knox County TN Health Educational & Housing Facilities Board (Health Revenue, NATL-RE Insured)	6.25	01/01/2013	3,000,000	3,186,090
Knox County TN Health Educational & Housing Facilities Board Fort Sanders Alliance (Health Revenue, NATL-RE Insured)	5.75	01/01/2012	10,630,000	10,852,699
Metropolitan Government of Nashville & Davidson County TN (Water & Sewer Revenue, NATL-RE FGIC Insured)	5.20	01/01/2013	2,260,000	2,375,870
Metropolitan Government of Nashville & Davidson County TN Health & Educational Facilities Board Meharry Medical College (Education Revenue, Fifth Third Bank LOC)§±	0.25	12/01/2024	4,865,000	4,865,000
Metropolitan Nashville TN Airport Authority (Airport Revenue, Societe Generale LOC)§±	1.00	07/01/2019	2,800,000	2,800,000
Sevier County TN Public Building Authority Local Government Improvement Series K-1 (Miscellaneous Revenue)§±	0.96	06/01/2034	12,700,000	12,700,000
Tennessee Energy Acquisition Corporation Series A (Energy Revenue)	5.00	09/01/2011	16,065,000	16,177,134
Tennessee Energy Acquisition Corporation Series A (Energy Revenue)	5.00	02/01/2012	4,915,000	5,034,435
Tennessee Energy Acquisition Corporation Series A (Energy Revenue)	5.00	09/01/2012	29,885,000	31,166,170
Tennessee Energy Acquisition Corporation Series A (Energy Revenue)	5.00	09/01/2013	2,770,000	2,923,430
Tennessee Energy Acquisition Corporation Series A (Energy Revenue)	5.00	02/01/2014	1,965,000	2,046,606
Tennessee Energy Acquisition Corporation Series A (Energy Revenue)	5.00	09/01/2014	18,460,000	19,388,353
Tennessee Energy Acquisition Corporation Series A (Energy Revenue)	5.00	09/01/2015	6,245,000	6,546,571
Tennessee Energy Acquisition Corporation Series C (Energy Revenue)	5.00	02/01/2016	6,480,000	6,828,494

				211,428,036

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	141

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Texas: 11.45%
Arlington TX Special Obligation Dallas Cowboys Series A (Tax Revenue, NATL-RE Insured)§	5.00%	08/15/2034	$6,135,000	$6,136,350
Brazos River TX Authority (IDR, NATL-RE FGIC Insured)	3.63	04/01/2012	5,000,000	5,067,050
Brazos River TX Harbor Navigation District The Dow Chemical Company (IDR)	5.25	10/01/2011	3,000,000	3,002,910
Central TX Regional Mobility Authority (Transportation Revenue, NATL-RE FGIC Insured)	5.00	01/01/2013	2,720,000	2,829,507
City of Houston TX (Port, Airport & Marina Authority Revenue, AGM Insured)††§±	0.19	07/01/2032	5,490,000	5,490,000
City of Houston TX (Tax Revenue, AMBAC Insured)	5.75	09/01/2012	1,500,000	1,512,945
City of Houston TX (Lease Revenue, AMBAC Insured)	6.25	12/15/2013	3,500,000	3,786,615
Coastal Bend Health Facilities Development Corporation (Health Care, AGM Insured) ±(m)	1.50	07/01/2031	1,575,000	1,575,000
Dallas-Fort Worth TX International Airport Facilities Improvement Corporation (Port, Airport & Marina Authority Revenue, FSA Insured)§±	0.21	05/01/2012	450,000	450,000
Dallas-Fort Worth TX International Airport Facilities Improvement Corporation (Port, Airport & Marina Authority Revenue, FSA Insured)§±	0.29	11/01/2029	2,500,000	2,500,000
Eagle Mountain & Saginaw TX Independent School District (Tax Revenue, PSF-GTD Insured)§±	2.50	08/01/2050	2,000,000	2,065,160
Garza County TX Public Facility Corporation Project (Lease Revenue)	5.00	10/01/2011	510,000	512,290
Harlingen TX Waterworks & Sewer System (Water & Sewer Revenue, AGM Insured)	2.00	11/01/2011	1,535,000	1,542,000
Harris County TX Health Facilities Development Corporation Series A3 (Health Revenue, AGM Insured)±(m)§	1.20	07/01/2031	15,475,000	15,475,000
Harris County TX Health Facilities Development Corporation Series A4 (Health Revenue, AGM Insured)±(m)§	1.50	07/01/2031	8,975,000	8,975,000
Hidalgo County TX Health Services Corporation Mission Hospital Incorporated Project (Health Revenue)	5.00	08/15/2011	635,000	637,089
Houston TX Independent School District (Tax Revenue, PSFG Insured)§±	1.00	06/15/2031	40,000,000	40,000,000
Houston TX Sub Lien Series A (Port, Airport & Marina Authority Revenue, AGM Insured)	5.75	07/01/2011	3,000,000	3,000,390
Houston TX Sub Lien Series B (Port, Airport & Marina Authority Revenue, NATL-RE FGIC Insured)	5.25	07/01/2011	2,200,000	2,200,286
Houston TX Water & Sewer System (Water & Sewer Revenue, NATL-RE Insured)§±	1.00	12/01/2023	12,495,000	12,495,000
Lake Travis TX Independent School District (Tax Revenue, PSFG Insured)††§±	0.09	02/15/2014	4,490,000	4,490,000
Lubbock TX Health Facilities Development Corporation St. Joseph Health Systems Series A (Hospital Revenue)§±	3.05	07/01/2030	10,420,000	10,637,361
Matagorda CountyTX Navigation District #1 (Utilities Revenue)§±	1.13	06/01/2030	7,150,000	7,157,150
Mission TX Economic Development Corporation Solid Waste Disposal Republic Services Incorporated Series A (Resource Recovery Revenue)§±	1.55	01/01/2020	10,000,000	9,994,500
North Central TX Health Facility Development Corporation Children’s Medical Center Project (Health Revenue, NATL-RE Insured)	5.75	08/15/2013	4,230,000	4,245,017
North Texas Higher Education Authority Incorporated Student Loan Series 1 Class A-1 (Education Revenue)±	0.70	07/01/2019	52,885,000	52,829,471
North Texas Tollway Authority First Tier Puttable Series L-2 (Transportation Revenue)§±	6.00	01/01/2038	17,560,000	18,828,008
North Texas Tollway Authority First Tier Series E2 (Miscellaneous Revenue)§±	5.25	01/01/2038	15,000,000	15,353,550
Northwest TX Independent School District (Tax Revenue, PSFG Insured)§±	0.12	02/15/2015	1,995,000	1,995,000
Puttable Floating Option Tax-Exempt Receipts 265 (Water & Sewer Revenue, FSA Insured)§±	2.28	12/01/2028	6,850,000	6,850,000
Rockwall TX Independent School District (GO - Local, PSFG Insured)§±	2.50	08/01/2037	11,500,000	11,500,000
Sabine River TX Industrial Northeast Texas National Rural Utility Company 84Q (IDR)±	1.20	08/15/2014	1,525,000	1,525,351

142	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Texas (continued)
Sam Rayburn TX Municipal Power Agency (Resource Recovery Revenue)	5.50%	10/01/2011	$8,355,000	$8,439,553
Sherman TX Independent School District School Building (Tax Revenue, PSFG Insured)§±	1.00	08/01/2036	2,450,000	2,451,005
Texas Municipal Gas Acquisition & Supply Corporation I Senior Lien Series D (Energy Revenue)	5.63	12/15/2017	105,835,000	114,125,056
Texas Municipal Gas Acquisition & Supply Corporation II (Energy Revenue)§±	0.36	09/15/2018	47,850,000	47,850,000
Texas Municipal Gas Acquisition & Supply Corporation Series A (Energy Revenue)±	0.87	09/15/2017	51,280,000	49,833,904
Texas Municipal Gas Acquisition & Supply Corporation Series B (Energy Revenue)±	0.58	09/15/2017	105,650,000	101,471,543
Texas Municipal Gas Acquisition & Supply Corporation Series B (Energy Revenue)±	0.72	12/15/2017	5,860,000	5,303,124
Texas State Linked SAVRS & RIB (Tax Revenue)	6.20	09/30/2011	3,200,000	3,239,328
Texas State Mobility Fund Series B (Tax Revenue)§±	2.25	04/01/2030	57,355,000	57,355,000
Texas State PFA (Miscellaneous Revenue)§	2.60	07/01/2020	84,025,000	84,234,222
Texas State Transportation Series B (Transportation Revenue)§±	0.11	04/01/2026	1,000,000	1,000,000
Titus Fresh Water Supply District TX Fresh Water Supply District # 1 Power Company (Utilities Revenue)	4.50	07/01/2011	6,400,000	6,400,576
Weslaco TX Health Facilities Development Corporation (Health Revenue, Compass Bank LOC)§±	0.77	06/01/2031	8,920,000	8,920,000
Weslaco TX Health Facilities Development Knapp Medical Center Series A (Health Revenue, Compass Bank LOC)§±	0.77	06/01/2038	7,855,000	7,855,000

				763,136,311

Utah: 0.00%
Utah State HFA SFMR Series E 2 Class I (Housing Revenue, FHA VA Mortgages Insured)	6.00	01/01/2031	25,000	25,112

Virgin Islands: 0.37%
Virgin Islands PFA (Tax Revenue)	4.00	10/01/2012	300,000	308,208
Virgin Islands PFA (Tax Revenue)	4.00	10/01/2013	400,000	417,096
Virgin Islands PFA Senior Lien Series B (Miscellaneous Revenue)	5.00	10/01/2011	2,000,000	2,016,920
Virgin Islands PFA Senior Lien Series B (Miscellaneous Revenue)	5.00	10/01/2012	10,500,000	10,916,745
Virgin Islands PFA Sub Lien Series C (Miscellaneous Revenue)	5.00	10/01/2011	2,000,000	2,015,560
Virgin Islands PFA Sub Lien Series C (Miscellaneous Revenue)	5.00	10/01/2012	6,675,000	6,918,638
Virgin Islands Water & Power Authority Series A (Utilities Revenue)	4.00	07/01/2011	1,000,000	1,000,090
Virgin Islands Water & Power Authority Series A (Utilities Revenue)	4.00	07/01/2012	1,000,000	1,023,930

				24,617,187

Virginia: 0.98%
Albemarle County VA IDA (Miscellaneous Revenue, SunTrust Bank LOC)§±	0.55	06/01/2037	3,245,000	3,245,000
Alexandria VA IDA American Society Clinical Series B (Miscellaneous Revenue, SunTrust Bank LOC)§±	0.35	10/01/2043	23,025,000	23,025,000
Charles City County VA Economic Development Authority (Resource Recovery Revenue)§±	1.20	02/01/2029	10,750,000	10,758,815
City of Hopewell VA (Water & Sewer Revenue)	4.00	11/15/2012	4,275,000	4,327,625
County of Pittsylvania VA (Tax Revenue)	3.50	07/15/2013	3,500,000	3,507,840
Covington VA BAN (Tax Revenue)	3.38	12/01/2012	4,000,000	4,038,440
Peninsula Ports Authority VA Dominion Term Association Project (Miscellaneous Revenue)§±	5.00	10/01/2033	5,000,000	5,040,600
Richmond VA IDR Government Facilities (Lease Revenue, AMBAC Insured)	5.00	07/15/2011	1,095,000	1,096,533

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	143

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Virginia (continued)
Smyth County VA IDA (Health Revenue)	2.50%	07/01/2011	$3,350,000	$3,350,101
Smyth County VA IDA (Health Revenue)	3.00	07/01/2012	3,560,000	3,598,697
Virginia Beach VA Residential Rental Silver Hill (Housing Revenue, SunTrust Bank LOC)§±	0.58	05/01/2025	3,400,000	3,400,000

				65,388,651

Washington: 0.62%
County of King WA (Water & Sewer Revenue, Landesbank Hessen-Thüringen LOC)§±	0.10	01/01/2032	1,750,000	1,750,000
Energy Northwest WA (Utilities Revenue)	5.00	07/01/2013	5,000,000	5,214,550
Greater Wenatchee WA Regional Events Center Limited Sales Tax BAN (Tax Revenue, GO of District Insured)	5.00	12/01/2011	3,885,000	3,785,233
Greater Wenatchee WA Regional Events Center Special Tax BAN Series A (Miscellaneous Revenue, GO of District Insured)	5.25	12/01/2011	560,000	545,748
Washington State EDFA Waste Management (Resource Recovery Revenue)§±	1.75	06/01/2020	2,000,000	2,000,920
Washington State HCFA Series A (Health Revenue)	5.00	08/15/2012	1,000,000	1,043,140
Washington State HCFA Central Washington Health Services (Health Revenue)	5.00	07/01/2012	560,000	574,062
Washington State HCFA Central Washington Health Services (Health Revenue)	5.00	07/01/2011	570,000	570,046
Washington State Housing Financing (Housing Revenue, KeyBank NA LOC)§±	0.30	07/01/2043	15,960,000	15,960,000
Washington State Housing Financing (Health Revenue, Sovereign Bank LOC)§±	0.36	12/01/2031	8,810,000	8,810,000
Washington State Public Power Supply System Nuclear Project #1 Energy Northwest (Utilities Revenue, AGM Insured)(a)±(n)	0.48	07/01/2011	1,300,000	1,299,896

				41,553,595

West Virginia: 0.15%
West Virginia Solid Waste Disposal Facilities Amos Project Series A (Utilities Revenue)§±	2.00	01/01/2041	10,000,000	10,115,865

Wisconsin: 1.20%
Alma Center WI School District (Miscellaneous Revenue)	2.00	03/01/2012	4,660,000	4,670,718
Milwaukee County WI Airport Revenue (Airport Revenue)	5.00	12/01/2012	1,000,000	1,059,200
Waukesha County WI Housing Authority Steeple View Incorporated Project (Housing Revenue, Associated Bank NA LOC)§±	0.19	12/01/2034	100,000	100,000
Wisconsin Housing & Economic Development Authority AMT Series A (Housing Revenue, GO of Authority Insured)§±	0.12	03/01/2035	1,900,000	1,900,000
Wisconsin State HEFA Agnesian Health Care Incorporated (Health Revenue)	5.00	07/01/2013	735,000	782,562
Wisconsin State HEFA Aurora Health Care Obligated (Health Revenue, NATL-RE Insured)	5.25	08/15/2012	7,240,000	7,257,810
Wisconsin State HEFA Aurora Health Care Series B (Health Revenue)	4.00	07/15/2011	4,650,000	4,655,022
Wisconsin State HEFA Aurora Health Care Series B (Health Revenue)	4.00	07/15/2012	5,000,000	5,114,300
Wisconsin State HEFA Aurora Health Care Series B (Health Revenue)	5.00	07/15/2013	6,000,000	6,348,360
Wisconsin State HEFA Bellin Memorial (Health Revenue, AMBAC Insured)	5.63	02/15/2013	170,000	175,503
Wisconsin State HEFA Marshfield Series B (Health Revenue, JPMorgan Chase Bank LOC)§±	1.00	01/15/2036	21,270,000	21,270,000
Wisconsin State HEFA Mercy Alliance Incorporate Series A (Health Revenue)	4.00	06/01/2012	2,810,000	2,875,473

144	Wells Fargo Advantage Municipal Income Funds	Portfolio of Investments—June 30, 2011

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

Security Name	Interest Rate	Maturity Date	Principal	Value

Wisconsin (continued)

Wisconsin State HEFA Refunding Thedacare Incorporated (Health Revenue)	3.00%	12/15/2012	$870,000	$886,295
Wisconsin State HEFA Ripon College (Education Revenue, M&I Marshall & Ilsley Bank LOC)§±	1.30	06/01/2036	23,165,000	23,165,000

				80,260,243

Total Municipal Bonds and Notes (Cost $5,895,486,082)				5,921,856,807

Short-Term Investments: 12.54%

Commercial Paper: 2.51%
Hamilton County TN	0.50	07/20/2011	15,060,000	15,060,000
Montgomery County OH	2.50	07/06/2011	78,500,000	78,500,000
Orange County CA	2.00	07/05/2011	12,500,000	12,500,000
Orange County CA	2.00	07/05/2011	34,800,000	34,800,000
San Diego County CA Regional Transportation Commission	2.00	07/07/2011	26,000,000	26,000,000

				166,860,000

	Yield		Shares

Investment Companies: 10.02%
Wells Fargo Advantage National Tax-Free Money Market Fund(l)(u)	0.01		668,087,075	668,087,075

			Principal

US Treasury Securities: 0.01%
US Treasury Bill(z)#	0.02	09/22/2011	$800,000	799,969

Total Short-Term Investments (Cost $835,747,044)				835,747,044

Total Investments in Securities
(Cost $6,731,233,126)*	101.37%	6,757,603,851
Other Assets and Liabilities, Net	(1.37)	(91,503,537)

Total Net Assets	100.00%	$6,666,100,314

Portfolio of Investments—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	145

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

±	Variable rate investments.

§	Security is subject to a demand feature which reduces the effective maturity.

(m)	An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

††	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(n)	Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(z)	Zero coupon security. Rate represents yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $6,733,059,547 and net unrealized appreciation (depreciation) consist of:

Gross unrealized appreciation	$34,046,084
Gross unrealized depreciation	(9,501,780)

Net unrealized appreciation	$24,544,304

The accompanying notes are an integral part of these financial statements.

146	Wells Fargo Advantage Municipal Income Funds	Statement of Assets and Liabilities—June 30, 2011

	Intermediate Tax/AMT-Free Fund	Municipal Bond Fund

Assets
Investments
In unaffiliated securities, at value	$1,154,442,428	$2,477,596,707
In affiliated securities, at value	697,513	16,677,028

Total investments, at value (see cost below)	1,155,139,941	2,494,273,735
Cash	0	0
Receivable for investments sold	1,015,000	3,047,315
Receivable for Fund shares sold	2,230,590	3,829,893
Receivable for interest	13,318,685	25,372,580
Receivable for daily variation margin on open futures contracts	0	457,031
Prepaid expenses and other assets	81,665	277,045

Total assets	1,171,785,881	2,527,257,599

Liabilities
Dividends payable	788,933	2,982,097
Payable for investments purchased	4,102,210	0
Payable for floating-rate notes issued	0	20,525,000
Payable for Fund shares redeemed	2,688,852	6,420,603
Advisory fee payable	198,799	510,487
Distribution fees payable	30,966	92,706
Due to other related parties	183,384	386,500
Accrued expenses and other liabilities	288,927	1,334,120

Total liabilities	8,282,071	32,251,513

Total net assets	$1,163,503,810	$2,495,006,086

NET ASSETS CONSIST OF
Paid-in capital	$1,143,232,536	$2,581,972,726
Overdistributed net investment income	(51,445)	(417,174)
Accumulated net realized gains (losses) on investments	(2,026,150)	(102,230,869)
Net unrealized gains on investments	22,348,869	15,681,403

Total net assets	$1,163,503,810	$2,495,006,086

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$239,853,315	$1,503,256,032
Shares outstanding – Class A	21,916,209	157,637,019
Net asset value per share – Class A	$10.94	$9.54
Maximum offering price per share – Class A	$11.28 [2]	$9.99 [3]
Net assets – Class B	NA	$24,039,764
Shares outstanding – Class B	NA	2,519,956
Net asset value per share – Class B	NA	$9.54
Net assets – Class C	$50,157,429	$126,337,742
Shares outstanding – Class C	4,583,196	13,251,002
Net asset value per share – Class C	$10.94	$9.53
Net assets – Administrator Class	$343,666,443	$78,860,561
Shares outstanding – Administrator Class	31,386,597	8,263,069
Net asset value per share – Administrator Class	$10.95	$9.54
Net assets – Institutional Class	$129,032,812	$427,524,580
Shares outstanding – Institutional Class	11,776,271	44,830,144
Net asset value per share – Institutional Class	$10.96	$9.54
Net assets – Investor Class	$400,793,811	$334,987,407
Shares outstanding – Investor Class	36,637,110	35,134,120
Net asset value per share – Investor Class	$10.94	$9.53

Total investments, at cost	$1,132,791,072	$2,480,222,365

1.	Each Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/97.00 of net asset value. On investments of $50,000 or more, the offering price is reduced.

3.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

4.	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—June 30, 2011	Wells Fargo Advantage Municipal Income Funds	147

Short-Term Municipal Bond Fund		Strategic Municipal Bond Fund		Ultra Short-Term Municipal Income Fund

$3,663,823,587		$616,171,038		$6,089,516,776
89,090,340		10,413,724		668,087,075

3,752,913,927		626,584,762		6,757,603,851
0		0		38,216
38,276,060		6,220,000		42,801,421
20,408,820		4,854,636		102,807,239
33,095,328		7,360,084		39,245,942
450,937		95,859		12,501
73,502		86,351		319,565

3,845,218,574		645,201,692		6,942,828,735

1,805,875		356,578		2,525,681
55,919,551		9,266,651		240,867,138
0		0		0
7,026,975		1,925,686		30,098,341
469,244		165,975		1,067,043
123,946		76,923		135,314
627,927		101,195		954,355
724,364		279,911		1,080,549

66,697,882		12,172,919		276,728,421

$3,778,520,692		$633,028,773		$6,666,100,314

$3,744,702,646		$631,481,601		$6,658,787,532
(156,290)		(87,265)		(418,885)
1,357,228		568,886		(18,687,538)
32,617,108		1,065,551		26,419,205

$3,778,520,692		$633,028,773		$6,666,100,314

$1,027,652,638		$353,518,201		$2,691,448,708
103,398,995		40,328,566		558,594,854
$9.94		$8.77		$4.82
$10.25	[2]	$9.18	[3]	$4.92 [4]
NA		$6,741,296		NA
NA		770,801		NA
NA		$8.75		NA
$201,870,381		$113,724,026		$216,389,398
20,310,641		12,928,713		44,857,090
$9.94		$8.80		$4.82
$61,237,633		$159,045,250		$266,710,463
6,147,975		18,146,459		55,385,799
$9.96		$8.76		$4.82
$703,955,171		NA		$2,423,330,437
70,700,549		NA		503,009,709
$9.96		NA		$4.82
$1,783,804,869		NA		$1,068,221,308
179,293,889		NA		221,497,910
$9.95		NA		$4.82

$3,720,765,179		$625,474,226		$6,731,233,126

148	Wells Fargo Advantage Municipal Income Funds	Statements of Operations

	Intermediate Tax/AMT-Free Fund	Municipal Bond Fund
	Year Ended June 30, 2011	Year Ended June 30, 2011

Investment income
Interest	$47,459,036	$120,050,797
Income from affiliated securities	8,596	15,843

Total investment income	47,467,632	120,066,640

Expenses
Advisory fee	3,956,554	7,659,114
Administration fees
Fund level	596,968	1,214,087
Class A	436,835	2,266,004
Class B	NA	54,801
Class C	81,900	195,467
Administrator Class	331,112	91,610
Institutional Class	96,763	349,015
Investor Class	800,946	629,514
Shareholder servicing fees
Class A	679,706	3,532,002
Class B	NA	85,387
Class C	127,105	305,096
Administrator Class	816,940	223,467
Investor Class	1,046,056	821,929
Distribution fees
Class B	NA	256,783
Class C	383,062	915,287
Custody and accounting fees	64,977	170,569
Professional fees	37,637	172,328
Registration fees	156,385	145,908
Shareholder report expenses	52,307	125,944
Trustees’ fees and expenses	12,185	12,185
Transfer agent fees	0	0
Other fees and expenses	27,223	584,977

Total expenses	9,704,661	19,811,474
Less: Fee waivers and/or expense reimbursements	(1,505,842)	(1,129,793)

Net expenses	8,198,819	18,681,681

Net investment income	39,268,813	101,384,959

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	12,324,909	19,283,285
Futures transactions	385,449	(437,331)

Net realized gains (losses) on investments	12,710,358	18,845,954

Net change in unrealized gains (losses) on:
Unaffiliated securities	(2,415,364)	(17,730,351)
Futures transactions	0	2,147,742

Net change in unrealized gains (losses) on investments	(2,415,364)	(15,582,609)

Net realized and unrealized gains (losses) on investments	10,294,994	3,263,345

Net increase in net assets resulting from operations	$49,563,807	$104,648,304

1.	For the one month ended June 30, 2011, the Fund changed its fiscal year end from May 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Strategic Municipal Bond Fund which became the accounting and performance survivor in this transaction. The information for the period prior to July 12, 2010 is that of Evergreen Strategic Municipal Bond Fund.

3.	Class commenced operations on July 30, 2010.

4.	Class I of the predecessor fund become Administrator Class on July 12, 2010.

The accompanying notes are an integral part of these financial statements.

Statements of Operations	Wells Fargo Advantage Municipal Income Funds	149

Short-Term Municipal Bond Fund		Strategic Municipal Bond Fund		Ultra Short-Term Municipal Income Fund
Year Ended June 30, 2011		Period Ended June 30, 2011[1]	Year Ended May 31, 2011[2]	Year Ended June 30, 2011

$114,220,751		$2,006,205	$21,966,924	$135,499,715
38,605		99	22,293	123,657

114,259,356		2,006,304	21,989,217	135,623,372

11,308,311		173,655	2,070,147	19,661,598

1,851,511		25,139	315,028	3,272,656
1,529,899		44,850	446,086	4,843,799
NA		917	16,928	NA
336,216		14,865	168,854	458,696
35,994	[3]	12,382	104,520 [4]	123,959 [3]
491,997		NA	NA	1,767,116
3,614,011		NA	NA	2,454,747

2,379,971		70,079	786,824	7,511,910
NA		1,432	30,873	NA
523,382		23,227	300,412	713,094
58,370	[3]	30,659	234,541 [4]	270,182 [3]
4,697,776		NA	NA	3,173,570

NA		4,297	92,620	NA
1,570,779		69,682	901,237	2,139,280
150,179		4,423	64,853	356,900
38,977		4,233	51,775	44,932
457,152		500	88,335	605,305
132,373		3,133	50,074	75,000
12,185		1,471	17,452	10,578
0		0	55,167	0
78,345		500	36,911	53,520

29,267,428		485,444	5,832,637	47,536,842
(6,125,333)		(11,484)	(131,000)	(5,372,592)

23,142,095		473,960	5,701,637	42,164,250

91,117,261		1,532,344	16,287,580	93,459,122

13,612,797		(241,940)	5,211,548	12,676,122
(3,220,991)		0	455,137	357,028

10,391,806		(241,940)	5,666,685	13,033,150

7,610,027		1,519,036	(882,311)	(1,044,044)
1,496,853		1,484	(46,469)	313,260

9,106,880		1,520,520	(928,780)	(730,784)

19,498,686		1,278,580	4,737,905	12,302,366

$110,615,947		$2,810,924	$21,025,485	$105,761,488

150	Wells Fargo Advantage Municipal Income Funds	Statements of Changes in Net Assets

	Intermediate Tax/AMT-Free Fund
	Year Ended June 30, 2011		Year Ended June 30, 2010

Operations
Net investment income		$39,268,813		$25,268,899
Net realized gains on investments		12,710,358		2,047,901
Net change in unrealized gains (losses) on investments		(2,415,364)		33,842,440

Net increase in net assets resulting from operations		49,563,807		61,159,240

Distributions to shareholders from
Net investment income
Class A		(8,909,149)		(5,536,134)
Class C		(1,295,606)		(484,425)
Administrator Class		(11,218,880)		(3,064,957)
Institutional Class		(4,292,702)		(836,264)
Investor Class		(13,551,943)		(15,349,769)

Total distributions to shareholders		(39,268,280)		(25,271,549)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	11,002,505	119,944,196	17,583,150	187,860,219
Class C	1,700,494	18,594,555	2,231,799	23,954,856
Administrator Class	13,355,775	144,810,130	12,729,769	135,798,915
Institutional Class	10,830,535	118,640,054	10,404,212	112,194,715
Investor Class	11,345,639	123,354,157	19,089,346	203,761,799

		525,343,092		663,570,504

Reinvestment of distributions
Class A	631,187	6,862,386	397,217	4,250,444
Class C	81,277	883,334	30,173	323,736
Administrator Class	615,258	6,687,401	279,913	3,011,752
Institutional Class	159,400	1,745,506	30,045	324,205
Investor Class	1,138,082	12,371,358	1,197,283	12,801,335

		28,549,985		20,711,472

Payment for shares redeemed
Class A	(14,406,806)	(155,798,206)	(9,747,500)	(103,587,973)
Class C	(1,313,366)	(14,166,146)	(459,321)	(4,903,277)
Administrator Class	(12,187,652)	(132,312,174)	(1,432,678)	(15,419,345)
Institutional Class	(9,338,095)	(101,035,321)	(931,087)	(10,025,059)
Investor Class	(18,574,950)	(201,758,793)	(15,479,753)	(165,575,309)

		(605,070,640)		(299,510,963)

Net asset value of shares issued in acquisition
Class A	4,281,757	46,515,298	0	0
Class C	1,371,429	14,898,374	0	0
Administrator Class	16,705,622	181,583,466	0	0

		242,997,138		0

Net increase in net assets resulting from capital share transactions		191,819,575		384,771,013

Total increase in net assets		202,115,102		420,658,704

Net assets
Beginning of period		961,388,708		540,730,004

End of period		$1,163,503,810		$961,388,708

Overdistributed net investment income		$(51,445)		$(33,179)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Municipal Income Funds	151

	Municipal Bond Fund
	Year Ended June 30, 2011		Year Ended June 30, 2010

Operations
Net investment income		$101,384,959		$35,203,730
Net realized gains on investments		18,845,954		12,069,030
Net change in unrealized gains (losses) on investments		(15,582,609)		54,511,755

Net increase in net assets resulting from operations		104,648,304		101,784,515

Distributions to shareholders from
Net investment income
Class A		(59,060,027)		(13,168,933)
Class B		(1,162,353)		(182,055)
Class C		(4,173,587)		(787,394)
Administrator Class		(3,916,012)		(8,264,525)
Institutional Class		(19,430,866)		(62,498)
Investor Class		(13,598,496)		(12,736,757)
Net realized gains
Class A		(1,575,542)		(2,198,525)
Class B		(39,434)		(35,662)
Class C		(138,575)		(152,345)
Administrator Class		(65,150)		(1,350,580)
Institutional Class		(535,124)		(3,647)
Investor Class		(344,183)		(2,149,008)

Total distributions to shareholders		(104,039,349)		(41,091,929)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	51,835,801	490,169,016	18,624,784	174,633,457
Class B	51,817	496,010	14,440	137,301
Class C	3,660,076	34,803,259	2,438,895	22,874,626
Administrator Class	6,142,044	57,801,479	6,989,668	64,964,853
Institutional Class	24,713,320	237,143,444	700,123	6,604,231
Investor Class	14,408,715	135,840,580	12,650,519	118,289,745

		956,253,788		387,504,213

Reinvestment of distributions
Class A	4,609,967	43,539,414	1,225,131	11,481,886
Class B	77,580	734,774	17,508	163,241
Class C	255,976	2,418,353	59,644	559,686
Administrator Class	222,047	2,097,291	198,300	1,855,404
Institutional Class	271,664	2,566,694	2,078	19,637
Investor Class	1,232,498	11,652,764	1,320,737	12,357,855

		63,009,290		26,437,709

Payment for shares redeemed
Class A	(37,155,536)	(349,795,422)	(4,790,912)	(45,012,114)
Class B	(2,302,819)	(21,692,645)	(408,361)	(3,811,305)
Class C	(3,386,290)	(31,813,638)	(366,694)	(3,464,430)
Administrator Class	(18,781,216)	(181,345,798)	(5,555,560)	(52,116,810)
Institutional Class	(20,355,452)	(191,385,954)	(407,890)	(3,854,250)
Investor Class	(15,308,057)	(144,380,304)	(7,666,332)	(71,572,793)

		(920,413,761)		(179,831,702)

152	Wells Fargo Advantage Municipal Income Funds	Statements of Changes in Net Assets

	Municipal Bond Fund
	Year Ended June 30, 2011		Year Ended June 30, 2010

	Shares		Shares

Capital share transactions (continued)
Net asset value of shares issued in acquisition
Class A	98,040,074	$935,406,444	0	$0
Class B	4,332,007	41,345,567	0	0
Class C	9,158,549	87,366,580	0	0
Administrator Class	1,039,978	9,919,279	0	0
Institutional Class	39,905,138	380,736,995	0	0

		1,454,774,865		0

Net increase in net assets resulting from capital share transactions		1,553,624,182		234,110,220

Total increase in net assets		1,554,233,137		294,802,806

Net assets
Beginning of period		940,772,949		645,970,143

End of period		$2,495,006,086		$940,772,949

Overdistributed net investment income		$(417,174)		$(275,676)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Municipal Income Funds	153

	Short-Term Municipal Bond Fund
	Year Ended June 30, 2011		Year Ended June 30, 2010

Operations
Net investment income		$91,117,261		$62,153,339
Net realized gains on investments		10,391,806		14,677,672
Net change in unrealized gains (losses) on investments		9,106,880		27,335,933

Net increase in net assets resulting from operations		110,615,947		104,166,944

Distributions to shareholders from
Net investment income
Class A		(23,647,477)		(12,674,940)
Class C		(3,643,850)		(1,897,313)
Administrator Class		(921,665)[1]		NA
Institutional Class		(16,580,998)		(5,438,070)
Investor Class		(46,326,202)		(42,139,434)
Net realized gains
Class A		(635,264)		0
Class C		(149,077)		0
Administrator Class		(41,525)[1]		NA
Institutional Class		(482,288)		0
Investor Class		(1,291,311)		0

Total distributions to shareholders		(93,719,657)		(62,149,757)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	75,240,742	746,286,970	99,105,642	974,853,792
Class C	6,663,576	66,091,034	17,873,415	175,876,976
Administrator Class	9,622,166 [1]	95,475,199 [1]	NA	NA
Institutional Class	78,634,207	780,942,753	46,818,608	461,047,987
Investor Class	73,264,656	726,434,331	142,468,430	1,402,490,736

		2,415,230,287		3,014,269,491

Reinvestment of distributions
Class A	1,894,689	18,767,374	820,042	8,091,833
Class C	270,604	2,680,019	132,805	1,310,441
Administrator Class	7,243 [1]	71,822 [1]	NA	NA
Institutional Class	884,982	8,782,642	444,256	4,391,588
Investor Class	4,094,138	40,601,036	3,561,005	35,105,374

		70,902,893		48,899,236

Payment for shares redeemed
Class A	(73,022,947)	(723,655,270)	(33,558,832)	(330,249,367)
Class C	(7,030,133)	(69,580,109)	(1,542,490)	(15,215,225)
Administrator Class	(3,481,434)[1]	(34,388,718)[1]	NA	NA
Institutional Class	(45,092,382)	(446,842,456)	(11,622,930)	(114,864,801)
Investor Class	(99,383,382)	(984,706,842)	(50,282,856)	(496,147,964)

		(2,259,173,395)		(956,477,357)

Net asset value of shares issued in acquisition
Class A	18,887,347	186,998,133	0	0
Class C	1,703,061	16,862,434	0	0

		203,860,567		0

Net increase in net assets resulting from capital share transactions		430,820,352		2,106,691,370

Total increase in net assets		447,716,642		2,148,708,557

Net assets
Beginning of period		3,330,804,050		1,182,095,493

End of period		$3,778,520,692		$3,330,804,050

Overdistributed net investment income		$(156,290)		$(130,166)

1.	Class commenced operations on July 30, 2010.

154	Wells Fargo Advantage Municipal Income Funds	Statements of Changes in Net Assets

	Strategic Municipal Bond Fund
	Period Ended June 30, 2011[1]		Year Ended May 31, 2011[2]		Year Ended May 31, 2010[2]

Operations
Net investment income		$1,532,344		$16,287,580		$17,479,914
Net realized gains (losses) on investments		(241,940)		5,666,685		(30,084)
Net change in unrealized gains (losses) on investments		1,520,520		(928,780)		6,126,030

Net increase in net assets resulting from operations		2,810,924		21,025,485		23,575,860

Distributions to shareholders from
Net investment income
Class A		(880,587)		(9,486,602)		(10,118,743)
Class B		(13,686)		(270,760)		(472,406)
Class C		(222,593)		(2,703,112)		(2,610,563)
Administrator Class		(410,161)		(3,776,581)[3]		(4,481,678)[3]

Total distributions to shareholders		(1,527,027)		(16,237,055)		(17,683,390)

	Shares		Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	3,135,281	27,457,215	16,163,958	140,462,918	12,435,775	107,626,730
Class B	31	274	29,349	254,752	94,125	812,050
Class C	354,768	3,117,852	2,147,570	18,739,353	5,161,177	44,809,301
Administrator Class	1,850,825	16,205,699	12,736,323 [3]	110,659,140 [3]	15,424,474 [3]	133,199,007 [3]

		46,781,040		270,116,163		286,447,088

Reinvestment of distributions
Class A	74,027	649,218	736,702	6,406,029	796,624	6,896,599
Class B	1,023	8,947	21,400	185,630	34,776	300,093
Class C	16,339	143,786	193,040	1,684,116	177,989	1,546,521
Administrator Class	41,683	365,139	391,924 [3]	3,406,436 [3]	487,109 [3]	4,221,729 [3]

		1,167,090		11,682,211		12,964,942

Payment for shares redeemed
Class A	(708,022)	(6,199,121)	(17,055,958)	(148,159,192)	(14,113,283)	(122,224,288)
Class B	(93,047)	(812,523)	(1,050,905)	(9,102,624)	(1,998,988)	(17,219,279)
Class C	(285,902)	(2,513,103)	(4,521,223)	(39,410,628)	(3,000,534)	(26,050,129)
Administrator Class	(456,231)	(3,994,961)	(13,899,155)[3]	(120,606,584)[3]	(6,926,876)[3]	(60,075,606)[3]

		(13,519,708)		(317,279,028)		(225,569,302)

Net increase (decrease) in net assets resulting from capital share transactions		34,428,422		(35,480,654)		73,842,728

Total increase (decrease) in net assets		35,712,319		(30,692,224)		79,735,198

Net assets
Beginning of period		597,316,454		628,008,678		548,273,480

End of period		$633,028,773		$597,316,454		$628,008,678

Overdistributed net investment income		$(87,265)		$(92,582)		$(143,107)

1.	For the one month ended June 30, 2011. The Fund changed its fiscal year end from May 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Strategic Municipal Bond Fund which became the accounting and performance survivor in this transaction. The information for the periods prior to July 12, 2010 is that of Evergreen Strategic Municipal Bond Fund.

3.	Class I of the predecessor fund became Administrator Class on July 12, 2010.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Municipal Income Funds	155

	Ultra Short-Term Municipal Income Fund
	Year Ended June 30, 2011		Year Ended June 30, 2010

Operations
Net investment income		$93,459,122		$100,073,464
Net realized gains on investments		13,033,150		24,256,764
Net change in unrealized gains (losses) on investments		(730,784)		17,259,114

Net increase in net assets resulting from operations		105,761,488		141,589,342

Distributions to shareholders from
Net investment income
Class A		(38,719,469)		(51,370,422)
Class C		(1,527,813)		(2,879,587)
Administrator Class		(1,769,588)[1]		NA
Institutional Class		(35,363,397)		(22,939,987)
Investor Class		(16,077,458)		(22,848,792)

Total distributions to shareholders		(93,457,725)		(100,038,788)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	438,772,808	2,111,500,120	951,696,513	4,567,080,711
Class C	4,573,992	22,030,623	56,028,397	268,886,147
Administrator Class	78,131,956 [1]	375,538,284 [1]	NA	NA
Institutional Class	772,573,023	3,718,542,902	637,116,917	3,061,353,975
Investor Class	97,548,819	469,850,130	297,638,304	1,430,091,351

		6,697,462,059		9,327,412,184

Reinvestment of distributions
Class A	6,355,270	30,583,819	8,208,591	39,421,535
Class C	212,091	1,021,485	391,189	1,880,637
Administrator Class	304,717 [1]	1,465,213 [1]	NA	NA
Institutional Class	3,652,268	17,574,524	3,018,508	14,496,467
Investor Class	2,849,770	13,726,048	3,737,308	17,966,761

		64,371,089		73,765,400

Payment for shares redeemed
Class A	(607,442,942)	(2,923,025,349)	(705,410,291)	(3,389,838,439)
Class C	(39,967,134)	(192,531,300)	(29,839,846)	(143,633,030)
Administrator Class	(23,050,874)[1]	(110,768,845)[1]	NA	NA
Institutional Class	(660,128,794)	(3,176,940,612)	(366,869,237)	(1,764,166,227)
Investor Class	(196,432,683)	(945,973,871)	(262,978,844)	(1,264,627,479)

		(7,349,239,977)		(6,562,265,175)

Net increase (decrease) in net assets resulting from capital share transactions		(587,406,829)		2,838,912,409

Total increase (decrease) in net assets		(575,103,066)		2,880,462,963

Net assets
Beginning of period		7,241,203,380		4,360,740,417

End of period		$6,666,100,314		$7,241,203,380

Overdistributed net investment income		$(418,885)		$(420,282)

1.	Class commenced operations on July 30, 2010.

156	Wells Fargo Advantage Municipal Income Funds	Financial Highlights

	Beginning Net Asset Value Per Share	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income

Intermediate Tax/AMT-Free Fund
Class A
July 1, 2010 to June 30, 2011	$10.81	0.36	0.13	(0.36)
July 1, 2009 to June 30, 2010	$10.21	0.37	0.60	(0.37)
July 1, 2008 to June 30, 2009	$10.53	0.44	(0.31)	(0.44)
July 31, 2007[2] to June 30, 2008	$10.65	0.40	(0.10)	(0.40)
Class C
July 1, 2010 to June 30, 2011	$10.81	0.28	0.13	(0.28)
July 1, 2009 to June 30, 2010	$10.21	0.29	0.60	(0.29)
July 1, 2008 to June 30, 2009	$10.53	0.36	(0.31)	(0.36)
July 31, 2007[2] to June 30, 2008	$10.65	0.33	(0.10)	(0.33)
Administrator Class
July 1, 2010 to June 30, 2011	$10.82	0.37	0.13	(0.37)
July 1, 2009 to June 30, 2010	$10.21	0.38	0.62	(0.39)
July 1, 2008 to June 30, 2009	$10.53	0.45	(0.31)	(0.45)
March 31, 2008[2] to June 30, 2008	$10.56	0.11	(0.03)	(0.11)
Institutional Class
July 1, 2010 to June 30, 2011	$10.82	0.39	0.14	(0.39)
July 1, 2009 to June 30, 2010	$10.22	0.39	0.61	(0.40)
July 1, 2008 to June 30, 2009	$10.53	0.47	(0.30)	(0.47)
March 31, 2008[2] to June 30, 2008	$10.56	0.12	(0.02)	(0.12)
Investor Class
July 1, 2010 to June 30, 2011	$10.81	0.35	0.13	(0.35)
July 1, 2009 to June 30, 2010	$10.20	0.37	0.61	(0.37)
July 1, 2008 to June 30, 2009	$10.53	0.43	(0.32)	(0.43)
July 1, 2007 to June 30, 2008	$10.60	0.44	(0.05)	(0.44)
July 1, 2006 to June 30, 2007	$10.55	0.39	0.07	(0.39)

Municipal Bond Fund
Class A
July 1, 2010 to June 30, 2011	$9.51	0.40	0.03	(0.39)
July 1, 2009 to June 30, 2010	$8.74	0.41	0.84	(0.41)
July 1, 2008 to June 30, 2009	$9.21	0.45	(0.47)	(0.45)
July 1, 2007 to June 30, 2008	$9.50	0.42	(0.29)	(0.42)
July 1, 2006 to June 30, 2007	$9.41	0.40	0.11	(0.40)
Class B
July 1, 2010 to June 30, 2011	$9.51	0.33	0.03	(0.32)
July 1, 2009 to June 30, 2010	$8.72	0.35	0.85	(0.34)
July 1, 2008 to June 30, 2009	$9.21	0.38	(0.49)	(0.38)
July 1, 2007 to June 30, 2008	$9.50	0.35	(0.29)	(0.35)
July 1, 2006 to June 30, 2007	$9.41	0.32	0.11	(0.32)
Class C
July 1, 2010 to June 30, 2011	$9.51	0.32	0.03	(0.32)
July 1, 2009 to June 30, 2010	$8.74	0.33	0.85	(0.34)
July 1, 2008 to June 30, 2009	$9.21	0.38	(0.47)	(0.38)
July 1, 2007 to June 30, 2008	$9.50	0.35	(0.29)	(0.35)
July 1, 2006 to June 30, 2007	$9.41	0.32	0.11	(0.32)
Administrator Class
July 1, 2010 to June 30, 2011	$9.50	0.40	0.06	(0.41)
July 1, 2009 to June 30, 2010	$8.73	0.42	0.85	(0.43)
July 1, 2008 to June 30, 2009	$9.21	0.46	(0.48)	(0.46)
July 1, 2007 to June 30, 2008	$9.50	0.44	(0.29)	(0.44)
July 1, 2006 to June 30, 2007	$9.41	0.43	0.11	(0.43)

Please see footnotes on page 160

Financial Highlights	Wells Fargo Advantage Municipal Income Funds	157

Distributions from Net Realized Gains	Ending Net Asset Value Per Share	Ratio to Average Net Assets (Annualized)				Portfolio Turnover Rate	Net Assets at End of Period (000’s omitted)
		Net Investment Income	Gross Expenses	Net Expenses	Total Return[1]

0.00	$10.94	3.27%	0.82%	0.70%	4.57%	52%	$239,853
0.00	$10.81	3.47%	0.85%	0.70%	9.64%	61%	$220,688
(0.01)	$10.21	4.27%	0.90%	0.70%	1.33%	92%	$124,317
(0.02)	$10.53	4.13%	0.96%	0.70%	2.86%	98%	$30,506

0.00	$10.94	2.54%	1.57%	1.45%	3.80%	52%	$50,157
0.00	$10.81	2.68%	1.61%	1.45%	8.82%	61%	$29,666
(0.01)	$10.21	3.51%	1.63%	1.45%	0.56%	92%	$9,603
(0.02)	$10.53	3.31%	1.74%	1.45%	2.14%	98%	$3,329

0.00	$10.95	3.39%	0.76%	0.60%	4.68%	52%	$343,666
0.00	$10.82	3.51%	0.77%	0.60%	9.85%	61%	$139,551
(0.01)	$10.21	4.40%	0.78%	0.60%	1.43%	92%	$13,486
0.00	$10.53	4.31%	0.85%	0.60%	0.80%	98%	$10,834

0.00	$10.96	3.55%	0.49%	0.42%	4.86%	52%	$129,033
0.00	$10.82	3.69%	0.51%	0.42%	10.05%	61%	$109,593
(0.01)	$10.22	4.48%	0.56%	0.42%	1.62%	92%	$6,347
0.00	$10.54	4.46%	0.58%	0.44%	0.87%	98%	$10

0.00	$10.94	3.24%	0.85%	0.73%	4.54%	52%	$400,794
0.00	$10.81	3.44%	0.91%	0.75%	9.70%	61%	$461,890
(0.01)	$10.20	4.24%	0.95%	0.75%	1.18%	92%	$386,977
(0.02)	$10.53	4.07%	1.16%	0.75%	3.67%	98%	$460,702
(0.02)	$10.60	3.66%	1.23%	0.75%	4.41%	78%	$313,361

(0.01)	$9.54	4.18%	0.83%[8]	0.77%[8]	4.70%	69%	$1,503,256
(0.07)	$9.51	4.37%	0.86%[8]	0.75%[8]	14.28%	84%	$383,203
0.00	$8.74	5.19%	0.89%[8]	0.75%[8]	(0.04)%	152%	$220,711
0.00	$9.21	4.44%	1.04%[8]	0.82%[8]	1.38%	144%	$115,830
(0.02)	$9.50	4.11%	1.07%[8]	0.85%[8]	5.38%	107%	$127,411

(0.01)	$9.54	3.39%	1.57%[8]	1.52%[8]	3.92%	69%	$24,040
(0.07)	$9.51	3.71%	1.61%[8]	1.50%[8]	13.43%	84%	$3,437
0.00	$8.72	4.40%	1.64%[8]	1.50%[8]	(1.01)%	152%	$6,436
0.00	$9.21	3.67%	1.79%[8]	1.57%[8]	0.62%	144%	$6,070
(0.02)	$9.50	3.36%	1.82%[8]	1.60%[8]	4.59%	107%	$8,642

(0.01)	$9.53	3.42%	1.58%[8]	1.52%[8]	3.81%	69%	$126,338
(0.07)	$9.51	3.59%	1.61%[8]	1.50%[8]	13.43%	84%	$33,864
0.00	$8.74	4.44%	1.63%[8]	1.50%[8]	(0.79)%	152%	$12,509
0.00	$9.21	3.67%	1.77%[8]	1.57%[8]	0.62%	144%	$2,384
(0.02)	$9.50	3.36%	1.82%[8]	1.60%[8]	4.59%	107%	$2,146

(0.01)	$9.54	4.26%	0.75%[8]	0.62%[8]	4.96%	69%	$78,861
(0.07)	$9.50	4.55%	0.78%[8]	0.60%[8]	14.33%	84%	$186,661
0.00	$8.73	5.34%	0.81%[8]	0.60%[8]	0.00%	152%	$157,287
0.00	$9.21	4.71%	0.87%[8]	0.56%[8]	1.65%	144%	$26,793
(0.02)	$9.50	4.48%	0.89%[8]	0.48%[8]	5.77%	107%	$15,926

158	Wells Fargo Advantage Municipal Income Funds	Financial Highlights

	Beginning Net Asset Value Per Share	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income

Municipal Bond Fund (continued)
Institutional Class
July 1, 2010 to June 30, 2011	$9.51	0.42		0.04	(0.42)
July 1, 2009 to June 30, 2010	$8.73	0.41		0.88	(0.44)
July 1, 2008 to June 30, 2009	$9.21	0.47		(0.48)	(0.47)
March 31, 2008[2] to June 30, 2008	$9.19	0.11		0.02	(0.11)
Investor Class
June 1, 2010 to June 30, 2011	$9.51	0.39		0.03	(0.39)
July 1, 2009 to June 30, 2010	$8.74	0.41		0.84	(0.41)
July 1, 2008 to June 30, 2009	$9.21	0.44		(0.47)	(0.44)
July 1, 2007 to June 30, 2008	$9.50	0.42		(0.29)	(0.42)
July 1, 2006 to June 30, 2007	$9.41	0.40		0.11	(0.40)

Short-Term Municipal Bond Fund
Class A
July 1, 2010 to June 30, 2011	$9.88	0.25		0.06	(0.25)
July 1, 2009 to June 30, 2010	$9.64	0.27		0.24	(0.27)
July 18, 2008[2] to June 30, 2009	$9.70	0.38		(0.06)	(0.38)
Class C
July 1, 2010 to June 30, 2011	$9.89	0.17		0.06	(0.17)
July 1, 2009 to June 30, 2010	$9.64	0.20		0.25	(0.20)
July 1, 2008 to June 30, 2009	$9.66	0.32		(0.02)	(0.32)
July 1, 2007 to June 30, 2008	$9.73	0.31		(0.07)	(0.31)
July 1, 2006 to June 30, 2007	$9.73	0.28		0.00	(0.28)
Administrator Class
July 30, 2010[2] to June 30, 2011	$9.94	0.23		0.03	(0.23)
Institutional Class
July 1, 2010 to June 30, 2011	$9.90	0.27		0.07	(0.27)
July 1, 2009 to June 30, 2010	$9.66	0.29		0.24	(0.29)
July 1, 2008 to June 30, 2009	$9.68	0.41		(0.02)	(0.41)
March 31, 2008[2] to June 30, 2008	$9.72	0.10		(0.04)	(0.10)
Investor Class
July 1, 2010 to June 30, 2011	$9.90	0.24		0.06	(0.24)
July 1, 2009 to June 30, 2010	$9.65	0.27		0.25	(0.27)
July 1, 2008 to June 30, 2009	$9.67	0.39		(0.02)	(0.39)
July 1, 2007 to June 30, 2008	$9.74	0.40		(0.07)	(0.40)
July 1, 2006 to June 30, 2007	$9.74	0.36		0.00	(0.36)

Strategic Municipal Bond Fund
Class A
June 1, 2011 to June 30, 2011[4]	$8.75	0.02		0.02	(0.02)
June 1, 2010 to May 31, 2011[5]	$8.67	0.26		0.08	(0.26)
June 1, 2009 to May 31, 2010[5]	$8.59	0.25		0.08	(0.25)
June 1, 2008 to May 31, 2009[5]	$8.70	0.31		(0.11)	(0.31)
June 1, 2007 to May 31, 2008[5]	$8.78	0.33		(0.08)	(0.33)
June 1, 2006 to May 31, 2007[5]	$8.75	0.32		0.01	(0.30)
Class B
June 1, 2011 to June 30, 2011[4]	$8.73	0.02	[3]	0.02	(0.02)
June 1, 2010 to May 31, 2011[5]	$8.65	0.19	[3]	0.09	(0.20)
June 1, 2009 to May 31, 2010[5]	$8.57	0.19	[3]	0.07	(0.18)
June 1, 2008 to May 31, 2009[5]	$8.68	0.25	[3]	(0.11)	(0.25)
June 1, 2007 to May 31, 2008[5]	$8.76	0.25		(0.07)	(0.26)
June 1, 2006 to May 31, 2007[5]	$8.73	0.25	[3]	0.02	(0.24)

Please see footnotes on page 160

Financial Highlights	Wells Fargo Advantage Municipal Income Funds	159

Distributions from Net Realized Gains	Ending Net Asset Value Per Share	Ratio to Average Net Assets (Annualized)				Portfolio Turnover Rate	Net Assets at End of Period (000’s omitted)
		Net Investment Income	Gross Expenses	Net Expenses	Total Return[1]

(0.01)	$9.54	4.46%	0.50%[8]	0.49%[8]	4.99%	69%	$427,525
(0.07)	$9.51	4.42%	0.50%[8]	0.50%[8]	14.73%	84%	$2,809
0.00	$8.73	5.50%	0.51%[8]	0.42%[8]	0.17%	152%	$10
0.00	$9.21	5.02%	0.56%[8]	0.44%[8]	1.45%	144%	$10

(0.01)	$9.53	4.13%	0.86%[8]	0.80%[8]	4.56%	69%	$334,987
(0.07)	$9.51	4.35%	0.91%[8]	0.80%[8]	14.23%	84%	$330,799
0.00	$8.74	5.12%	0.94%[8]	0.80%[8]	(0.09)%	152%	$249,015
0.00	$9.21	4.46%	1.16%[8]	0.80%[8]	1.41%	144%	$248,426
(0.02)	$9.50	4.16%	1.24%[8]	0.80%[8]	5.43%	107%	$248,692

(0.01)	$9.94	2.48%	0.79%	0.60%	3.21%	75%	$1,027,653
0.00	$9.88	2.59%	0.80%	0.60%	5.37%	78%	$794,709
0.00	$9.64	4.14%	0.87%	0.60%	3.39%	101%	$135,320

(0.01)	$9.94	1.74%	1.54%	1.35%	2.34%	75%	$201,870
0.00	$9.89	1.80%	1.56%	1.35%	4.67%	78%	$184,885
0.00	$9.64	3.36%	1.61%	1.36%	3.25%	101%	$21,599
0.00	$9.66	3.15%	1.71%	1.55%	2.50%	94%	$5,656
0.00	$9.73	2.81%	1.73%	1.55%	2.85%	126%	$2,847

(0.01)	$9.96	2.56%	0.65%	0.60%	2.58%	75%	$61,238

(0.01)	$9.96	2.70%	0.46%	0.40%	3.41%	75%	$703,955
0.00	$9.90	2.76%	0.46%	0.39%	5.58%	78%	$359,155
0.00	$9.66	4.15%	0.55%	0.40%	4.21%	101%	$6,123
0.00	$9.68	4.35%	0.54%	0.41%	0.66%	94%	$10

(0.01)	$9.95	2.45%	0.82%	0.63%	3.07%	75%	$1,783,805
0.00	$9.90	2.63%	0.86%	0.66%	5.41%	78%	$1,992,055
0.00	$9.65	4.10%	0.92%	0.66%	3.98%	101%	$1,019,054
0.00	$9.67	4.06%	1.10%	0.66%	3.43%	94%	$796,199
0.00	$9.74	3.70%	1.15%	0.66%	3.76%	126%	$674,631

0.00	$8.77	3.15%	0.83%	0.83%	0.49%	12%	$353,518
0.00	$8.75	3.02%	0.88%	0.87%	4.01%	130%	$330,896
0.00	$8.67	2.85%	0.99%	0.99%	3.76%	40%	$329,475
0.00	$8.59	3.64%	1.01%	1.01%	2.54%	53%	$333,901
0.00	$8.70	3.76%	1.05%	1.01%	2.90%	59%	$287,472
0.00	$8.78	3.60%	1.05%	1.00%	3.86%	55%	$286,672

0.00	$8.75	2.40%	1.58%	1.58%	0.43%	12%	$6,741
0.00	$8.73	2.20%	1.64%	1.63%	3.23%	130%	$7,531
0.00	$8.65	2.20%	1.74%	1.74%	2.99%	40%	$16,123
0.00	$8.57	2.91%	1.76%	1.76%	1.78%	53%	$31,991
0.00	$8.68	3.02%	1.76%	1.76%	2.13%	59%	$50,872
0.00	$8.76	2.85%	1.75%	1.75%	3.09%	55%	$78,158

160	Wells Fargo Advantage Municipal Income Funds	Financial Highlights

	Beginning Net Asset Value Per Share	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income

Strategic Municipal Bond Fund (continued)
Class C
June 1, 2011 to June 30, 2011[4]	$8.78	0.02	0.02	(0.02)
June 1, 2010 to May 31, 2011[5]	$8.70	0.20	0.08	(0.20)
June 1, 2009 to May 31, 2010[5]	$8.62	0.18	0.09	(0.19)
June 1, 2008 to May 31, 2009[5]	$8.73	0.24	(0.10)	(0.25)
June 1, 2007 to May 31, 2008[5]	$8.81	0.27	(0.08)	(0.27)
June 1, 2006 to May 31, 2007[5]	$8.78	0.25	0.02	(0.24)
Administrator Class
June 1, 2011 to June 30, 2011[4]	$8.75	0.02	0.01	(0.02)
June 1, 2010 to May 31, 2011[5,6]	$8.67	0.28	0.08	(0.28)
June 1, 2009 to May 31, 2010[5,6]	$8.59	0.27	0.08	(0.27)
June 1, 2008 to May 31, 2009[5,6]	$8.70	0.33	(0.10)	(0.34)
June 1, 2007 to May 31, 2008[5,6]	$8.78	0.35	(0.08)	(0.35)
June 1, 2006 to May 31, 2007[5,6]	$8.75	0.34	0.02	(0.33)

Ultra Short-Term Municipal Income Fund
Class A
July 1, 2010 to June 30, 2011	$4.81	0.06	0.01	(0.06)
July 1, 2009 to June 30, 2010	$4.78	0.07	0.03	(0.07)
July 1, 2008 to June 30, 2009	$4.75	0.20	0.03	(0.20)
July 1, 2007 to June 30, 2008[7]	$4.76	0.20	(0.01)	(0.20)
July 1, 2006 to June 30, 2007	$4.76	0.17	0.00	(0.17)
Class C
July 1, 2010 to June 30, 2011	$4.81	0.03	0.01	(0.03)
July 1, 2009 to June 30, 2010	$4.78	0.04	0.03	(0.04)
July 1, 2008 to June 30, 2009	$4.76	0.16	0.02	(0.16)
March 31, 2008[2] to June 30, 2008	$4.75	0.04	0.01	(0.04)
Administrator Class
July 30, 2010[2] to June 30, 2011	$4.81	0.06	0.01	(0.06)
Institutional Class
July 1, 2010 to June 30, 2011	$4.81	0.08	0.01	(0.08)
July 1, 2009 to June 30, 2010	$4.78	0.09	0.03	(0.09)
July 1, 2008 to June 30, 2009	$4.75	0.22	0.03	(0.22)
July 1, 2007 to June 30, 2008	$4.76	0.22	(0.01)	(0.22)
July 1, 2006 to June 30, 2007	$4.76	0.19	0.00	(0.19)
Investor Class
July 1, 2010 to June 30, 2011	$4.81	0.06	0.01	(0.06)
July 1, 2009 to June 30, 2010	$4.78	0.07	0.03	(0.07)
July 1, 2008 to June 30, 2009	$4.75	0.20	0.03	(0.20)
July 1, 2007 to June 30, 2008	$4.76	0.20	(0.01)	(0.20)
July 1, 2006 to June 30, 2007	$4.76	0.16	0.01	(0.17)

1.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

2.	Commencement of class operations

3.	Calculated based upon average shares outstanding

4.	For the one month ended June 30, 2011, the Fund changed its fiscal year end from May 31 to June 30, effective June 30, 2011.

5.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Strategic Municipal Bond Fund which became the accounting and performance survivor in this transaction. The information for the periods prior to July 12, 2010 is that of Evergreen Strategic Municipal Bond Fund.

6.	Class I of the predecessor fund become Administrator Class on July 12, 2010.

7.	Effective June 30, 2008, Advisor Class was renamed Class A.

8.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

July 1, 2010 to June 30, 2011	0.02%
July 1, 2009 to June 30, 2010	0.03%
July 1, 2008 to June 30, 2009	0.06%
July 1, 2007 to June 30, 2008	0.07%
July 1, 2006 to June 30, 2007	0.14%

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Municipal Income Funds	161

Ending Net Asset Value Per Share	Ratio to Average Net Assets (Annualized)				Portfolio Turnover Rate	Net Assets at End of Period (000’s omitted)
	Net Investment Income	Gross Expenses	Net Expenses	Total Return[1]

$8.80	2.40%	1.58%	1.58%	0.42%	12%	$113,724
$8.78	2.26%	1.63%	1.62%	3.23%	130%	$112,740
$8.70	2.08%	1.74%	1.74%	2.99%	40%	$130,775
$8.62	2.88%	1.76%	1.76%	1.78%	53%	$109,379
$8.73	3.01%	1.76%	1.76%	2.13%	59%	$88,638
$8.81	2.85%	1.75%	1.75%	3.09%	55%	$93,474

$8.76	3.32%	0.77%	0.68%	0.39%	12%	$159,045
$8.75	3.23%	0.77%	0.69%	4.20%	130%	$146,149
$8.67	3.03%	0.75%	0.75%	4.02%	40%	$151,636
$8.59	3.89%	0.76%	0.76%	2.80%	53%	$73,002
$8.70	4.01%	0.76%	0.76%	3.16%	59%	$72,118
$8.78	3.86%	0.75%	0.75%	4.13%	55%	$48,449

$4.82	1.28%	0.76%	0.67%	1.51%	127%	$2,691,449
$4.81	1.44%	0.78%	0.67%	2.17%	120%	$3,466,977
$4.78	3.77%	0.84%	0.67%	5.00%	186%	$2,227,869
$4.75	4.14%	0.99%	0.70%	4.10%	191%	$112,660
$4.76	3.52%	1.06%	0.72%	3.59%	123%	$9,670

$4.82	0.54%	1.51%	1.42%	0.76%	127%	$216,389
$4.81	0.70%	1.53%	1.42%	1.40%	120%	$385,331
$4.78	2.79%	1.58%	1.42%	3.95%	186%	$255,585
$4.76	2.93%	1.63%	1.42%	1.00%	191%	$2,276

$4.82	1.42%	0.67%	0.60%	1.47%	127%	$266,710

$4.82	1.60%	0.43%	0.37%	1.82%	127%	$2,423,330
$4.81	1.67%	0.43%	0.37%	2.48%	120%	$1,860,538
$4.78	4.28%	0.50%	0.37%	5.32%	186%	$542,964
$4.75	4.57%	0.61%	0.37%	4.47%	191%	$95,113
$4.76	3.87%	0.61%	0.37%	3.95%	123%	$80,326

$4.82	1.25%	0.79%	0.70%	1.48%	127%	$1,068,221
$4.81	1.44%	0.82%	0.72%	2.12%	120%	$1,528,358
$4.78	4.13%	0.90%	0.72%	4.96%	186%	$1,334,323
$4.75	4.20%	1.16%	0.72%	4.10%	191%	$746,639
$4.76	3.52%	1.23%	0.72%	3.59%	123%	$340,682

162	Wells Fargo Advantage Municipal Income Funds	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the following funds: Wells Fargo Advantage Intermediate Tax/AMT-Free Fund (“Intermediate Tax/AMT-Free Fund”), Wells Fargo Advantage Municipal Bond Fund (“Municipal Bond Fund”), Wells Fargo Advantage Short-Term Municipal Bond Fund (“Short-Term Municipal Bond Fund” ), Wells Fargo Advantage Strategic Municipal Bond Fund (“Strategic Municipal Bond Fund” ) and Wells Fargo Advantage Ultra Short-Term Municipal Income Fund (“Ultra Short-Term Municipal Income Fund” ) (each, a “Fund”, collectively, the “Funds”). Each Fund, is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Certain fixed income securities with maturities exceeding 60 days are valued based on available market quotations received from an independent pricing service approved by the Trust’s Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Funds’ Fair Value Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Funds to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

When-issued transactions

Each Fund may purchase securities on a forward commitment or ‘when-issued’ basis. A Fund records a when-issued transaction on the trade date and will segregate assets to cover its obligation by confirming the availability of qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

Certain Funds may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Funds may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange

Notes to Financial Statements	Wells Fargo Advantage Municipal Income Funds	163

traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Inverse floating-rate obligations

Certain Funds may participate in inverse floating-rate obligation (“Inverse Floater”) structures whereby a fixed-rate bond (“Fixed-Rate Bond”) purchased by the Fund is transferred to a tender option bond trust (“TOB Trust”). The TOB Trust issues floating-rate notes (“Floating-Rate Notes”) to third-parties, which are collateralized by the Fixed-Rate Bond, and the Fund buys a residual interest in the TOB Trust’s assets and cash flows. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating-Rate Notes to tender their notes at par, and (2) to have the Fixed-Rate Bond held by the TOB Trust transferred back to the Fund, thereby collapsing the TOB Trust. The Fund accounts for the transaction described above as a secured borrowing by including the Fixed-Rate Bond in its Portfolio of Investments, and by recording the Floating-Rate Notes as a liability in the Fund’s Statement of Assets and Liabilities. The Fund also records the interest paid on Floating-Rate Notes as interest expense. The Floating-Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes for redemption at par at each reset date. Inverse Floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At June 30, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Overdistributed Net Investment Income	Accumulated Net Realized Gains (Losses) on Investments	Paid-in Capital
Municipal Bond Fund	$(1,311)	$4,318,374	$(4,317,063)
Short-Term Municipal Bond Fund	1,621	(1,704)	83

Federal and other taxes

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

164	Wells Fargo Advantage Municipal Income Funds	Notes to Financial Statements

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At June 30, 2011, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

	Pre-enactment Capital Loss Expiration							Post-enactment Capital Losses
	2012	2013	2014	2015	2016	2017	2018	Long-Term
Intermediate Tax/AMT-Free Fund	$0	$0	$0	$0	$0	$0	$2,040,386	$0
Municipal Bond Fund	1,390,042	2,156,251	0	6,506,524	43,928,997	34,601,109	10,765,388	0
Short-Term Municipal Bond Fund	0	0	0	0	1,165,493	437,765	0	0
Strategic Municipal Bond Fund	0	0	0	0	0	0	0	240,457
Ultra Short-Term Municipal Income Fund	0	0	14,707,618	2,105,019	0	0	0	0

Class allocations

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements	Wells Fargo Advantage Municipal Income Funds	165

As of June 30, 2011, the inputs used in valuing each Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Intermediate Tax/AMT-Free Fund
Municipal bonds and notes	$0	$1,147,503,428	$6,939,000	$1,154,442,428
Short-term investments
Investment companies	697,513	0	0	697,513
	$697,513	$1,147,503,428	$6,939,000	$1,155,139,941
Municipal Bond Fund
Municipal bonds and notes	$0	$2,452,562,987	$23,633,772	$2,476,196,759
Short-term investments
Investment companies	16,677,028	0	0	16,677,028
U.S. Treasury securities	1,399,948	0	0	1,399,948
	$18,076,976	$2,452,562,987	$23,633,772	$2,494,273,735
Short-Term Municipal Bond Fund
Municipal bonds and notes	0	3,598,237,338	64,186,304	3,662,423,642
Short-term investments
Investment companies	89,090,340	0	0	89,090,340
U.S. Treasury securities	1,399,945	0	0	1,399,945
	$90,490,285	$3,598,237,338	$64,186,304	$3,752,913,927
Strategic Municipal Bond Fund
Municipal bonds and notes	$0	$601,811,327	$13,959,727	$615,771,054
Short-term investments
Investment companies	10,413,724	0	0	10,413,724
U.S. Treasury securities	399,984	0	0	399,984
	$10,813,708	$601,811,327	$13,959,727	$626,584,762
Ultra Short-Term Municipal Income Fund
Municipal bonds and notes	$0	$5,876,635,293	$45,221,514	$5,921,856,807
Short-term investments
Commercial paper	0	166,860,000	0	166,860,000
Investment companies	668,087,075	0	0	668,087,075
U.S. Treasury securities	799,969	0	0	799,969
	$668,887,044	$6,043,495,293	$45,221,514	$6,757,603,851

Further details on the major security types listed above can be found in the each Fund’s Portfolio of Investments.

166	Wells Fargo Advantage Municipal Income Funds	Notes to Financial Statements

As of June 30, 2011 the inputs used in valuing each Fund’s other financial instruments, which are carried at fair value, were as follows:

Other financial instruments	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures contracts
Municipal Bond Fund	$1,630,033	$0	$0	$1,630,033
Short-Term Municipal Bond Fund	468,360	0	0	468,360
Strategic Municipal Bond Fund	(44,985)	0	0	(44,985)
Ultra Short Term Municipal Income Fund	48,480	0	0	48,480

Transfers in and transfers out are recognized at the end of the reporting period. For the period ended June 30, 2011, the Funds did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Intermediate Tax/AMT-Free Fund	Municipal Bond Fund	Short-Term Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Municipal bonds and notes
Balance as of June 30, 2010	$7,843,782	$28,833,984	$83,174,648	$116,610,669
Accrued discounts (premiums)	57,995	265,522	407,117	671,561
Realized gains (losses)	1,463,631	1,727,304	5,047,392	1,493,097
Change in unrealized gains (losses)	(642,908)	(339,850)	(1,923,721)	(431,495)
Purchases	2,062,500	0	19,167,919	23,111,013
Sales	(3,846,000)	(6,853,188)	(29,680,068)	(40,681,673)
Transfers into Level 3	0	0	322,000	0
Transfers out of Level 3	0	0	(12,328,983)	(55,551,658)
Balance as of June 30, 2011	$6,939,000	$23,633,772	$64,186,304	$45,221,514
Change in unrealized gains (losses) relating to securities still held at June 30, 2011	$(287,782)	$(11,416)	$(814,960)	$(862,989)

Strategic Municipal Bond Fund
Municipal bonds and notes
Balance as of May 31, 2011	$14,061,405
Accrued discounts (premiums)	7,578
Realized gains (losses)	(557)
Change in unrealized gains (losses)	3,047
Purchases	0
Sales	(111,746)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of June 30, 2011	$13,959,727
Change in unrealized gains (losses) relating to securities still held at June 30, 2011	$1,133

Notes to Financial Statements	Wells Fargo Advantage Municipal Income Funds	167

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fees

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC (“Funds Management”) an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Funds.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of each Fund increases. Prior to July 12, 2010, Evergreen Management Company, LLC (“EIMC”), an affiliate of Funds Management, was entitled to receive from the predecessor fund of Strategic Municipal Bond Fund, an annual advisory fee which started at 0.55% and declined to 0.35% as the average daily net assets increased. For the year ended June 30, 2011, the advisory fee was equivalent to an annual rate for each Fund as follows:

	Advisory Fee
Intermediate Tax/AMT- Free Fund	0.33%
Municipal Bond Fund	0.32
Short-Term Municipal Bond Fund	0.31
Strategic Municipal Bond Fund	0.34	*
Ultra Short-Term Municipal Income Fund	0.28

*	For the one month period ended June 30, 2011. The Fund changed its fiscal year end from May 31 to June 30, effective June 30, 2011. The effective rate for the year ended May 31, 2011 was 0.37%.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Funds. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Funds to the adviser. Wells Capital Management Incorporated, an affiliate of Funds Management, is the sub-adviser to each Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of each Fund , except Short-Term Municipal Bond Fund and Ultra Short-Term Municipal Income Fund, increase. For Short-Term Municipal Bond Fund and Ultra Short-Term Municipal Income Fund, Wells Capital Management Incorporated is entitled to receive a fee from the adviser at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of each Fund increase and a class level administration fee which is calculated based on the average daily net assets of each Fund as follows:

	Class Level Administration Fee
Class A, Class B, Class C	0.16	%*
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19	**

*	Prior to July 12, 2010, the class level administration fee for Class A, Class B and Class C was 0.18%.

**	Prior to July 12, 2010, the class level administration fee for Investor Class was 0.23%.

Prior to July 12, 2010, EIMC was entitled to receive from the predecessor fund of Strategic Municipal Bond Fund a fund level administrative services fee at an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) which started at 0.10% and declined to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increased.

168	Wells Fargo Advantage Municipal Income Funds	Notes to Financial Statements

Funds Management and/or EIMC has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management and/or EIMC were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Prior to July 12, 2010, Evergreen Service Company, LLC, an affiliate of EIMC and a subsidiary of Wells Fargo, was entitled to receive a transfer and dividend disbursing agent fee from the predecessor funds of Strategic Municipal Bond Fund.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares. Prior to July 12, 2010, Class B and Class C shares of the predecessor fund of Strategic Municipal Bond Fund also paid distribution fees at an annual rate of 0.75% of the average daily net assets of each class.

For the year ended June 30, 2011, Wells Fargo Funds Distributor, LLC received the following amounts in front-end sales charges and contingent deferred sales charges.

	Front-end sales charges Class A		Contingent deferred sales charges
			Class A		Class B		Class C
Intermediate Tax/AMT-Free Fund	$19,618		$0		NA		$11,131
Municipal Bond Fund	107,393		82,402		$21,539		11,406
Short-Term Municipal Bond Fund	60,010		0		NA		42,676
Strategic Municipal Bond Fund	3,745	*	817	*	56	*	181	*
Ultra Short-Term Municipal Income Fund	25,101		0		NA		56,356

*	For the one month period ended June 30, 2011. The Fund changed its fiscal year end from May 31 to June 30, effective June 30, 2011.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class and Investor Class of each applicable Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations and short-term securities (securities with maturities of one year or less at purchase date), for the year ended June 30, 2011 were as follows:

	Purchases at Cost		Sales Proceeds
Intermediate Tax/AMT-Free Fund	$601,605,605		$609,027,908
Municipal Bond Fund	1,730,985,144		1,599,641,187
Short-Term Municipal Bond Fund	3,094,793,717		2,725,701,484
Strategic Municipal Bond Fund	109,598,317	*	74,062,622	*
Ultra Short-Term Municipal Income Fund	8,409,414,712		9,175,470,003

*	For the one month period ended June 30, 2011. The Fund changed its fiscal year end from May 31 to June 30, effective June 30, 2011.

6. DERIVATIVE TRANSACTIONS

During the period ended June 30, 2011, Intermediate Tax/AMT-Free Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, Strategic Municipal Bond Fund and Ultra Short-Term Municipal Income Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help shorten duration of the portfolio.

Notes to Financial Statements	Wells Fargo Advantage Municipal Income Funds	169

At June 30, 2011, the Funds had short futures contracts outstanding as follows:

	Expiration Date	Contracts	Type	Initial Notional Amount	Value at June 30, 2011	Net Unrealized Gains (Losses)
Municipal Bond Fund	September 2011	375 Short	30-Year U.S. Treasury Bonds	$47,052,999	$46,136,719	$916,280
	September 2011	500 Short	10-Year U.S. Treasury Notes	61,877,816	61,164,063	713,753
Short-Term Municipal Bond Fund	September 2011	1,480 Short	5-Year U.S. Treasury Notes	176,877,423	176,409,063	468,360
Strategic Municipal Bond Fund	September 2011	50 Short	10-Year U.S. Treasury Notes	6,122,171	6,116,406	5,765
	September 2011	230 Short	5-Year U.S. Treasury Notes	27,364,172	27,414,922	(50,750)
Ultra Short-Term Municipal Income Fund	September 2011	800 Short	2-Year U.S. Treasury Notes	175,523,480	175,475,000	48,480

The Funds had average notional amounts in futures contracts outstanding during the year ended June 30, 2011 as follows:

	Long Contracts		Short Contracts
Intermediate Tax/AMT-Free Fund	$0		$743,523
Municipal Bond Fund	197,106		76,922,704
Short-Term Municipal Bond Fund	160,822		95,139,921
Strategic Municipal Bond Fund	0	*	34,602,555	*
Ultra Short-Term Municipal Income Fund	0		133,127,361

*	For the one month period ended June 30, 2011. The Fund changed its fiscal year end from May 31 to June 30, effective June 30, 2011.

On June 30, 2011, the cumulative unrealized gains (losses) on futures contracts in the amount of $1,630,033, $468,360, $(44,985) and $48,480 are reflected in net unrealized gains (losses) on investments on the Statements of Assets and Liabilities for Municipal Bond Fund, Short-Term Municipal Bond Fund, Strategic Municipal Bond Fund and Ultra Short-Term Municipal Income Fund, respectively.

During the year ended May 31, 2011, Strategic Municipal Bond Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help shorten the duration of the portfolio.

Strategic Municipal Bond Fund had an average notional amount of $32,851 and $8,410,045 in long and short futures contracts, respectively, during the year ended May 31, 2011.

The receivable for daily variation margin on open futures contracts reflected in the Statements of Assets and Liabilities only represents the current day’s variation margin. The realized gains (losses) and change in unrealized gains (losses) on futures contracts are reflected in the Statements of Operations.

7. ACQUISITIONS

After the close of business on July 9, 2010, Intermediate Tax/AMT-Free Fund acquired the net assets of Evergreen Intermediate Municipal Bond Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class B, Class C, Class I and Class IS shares of Evergreen Intermediate Municipal Bond Fund received Class A, Class A, Class C, Administrator Class and Class A shares, respectively, of Intermediate Tax/AMT-Free Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Evergreen Intermediate Municipal Bond Fund for 22,358,808 shares of Intermediate Tax/AMT-Free Fund valued at $242,997,138 at an exchange ratio of 5.83 for each class of shares. The investment portfolio of Evergreen Intermediate Municipal Bond Fund with a fair value of $241,388,756, identified cost of $232,120,065 and unrealized gains of $9,268,691 at July 9, 2010 were the principal assets acquired by Intermediate Tax/AMT-Free Fund. The aggregate net assets of Evergreen Intermediate Municipal Bond Fund and Intermediate Tax/AMT-Free Fund immediately prior to the acquisition were $242,997,138 and $971,529,268, respectively. The aggregate net assets of Intermediate Tax/AMT-Free Fund immediately after the acquisition were $1,214,526,406. For financial reporting purposes, assets received and shares issued by Intermediate Tax/AMT-Free Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen Intermediate Municipal Bond Fund was carried forward to align ongoing reporting of Intermediate Tax/AMT-Free Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

170	Wells Fargo Advantage Municipal Income Funds	Notes to Financial Statements

Assuming the acquisition had been completed July 1, 2010, the beginning of the annual reporting period for Intermediate Tax/AMT-Free Fund, the pro forma results of operations for the year ended June 30, 2011 would have been:

Net investment income	$39,510,430
Net realized and unrealized gains (losses) on investments	$2,260,140
Net increase in net assets resulting from operations	$41,770,570

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Evergreen Intermediate Municipal Bond Fund that have been included in Intermediate Tax/AMT-Free Fund’s Statement of Operations since July 12, 2010.

After the close of business on July 9, 2010, Municipal Bond Fund acquired the net assets of Evergreen High Income Municipal Bond Fund and Evergreen Municipal Bond Fund. The purpose of the transactions was to combine three funds with similar investment objectives and strategies. The acquisitions were accomplished by a tax-free exchange of all of the shares of Evergreen High Income Municipal Bond Fund and Evergreen Municipal Bond Fund. Shareholders holding Class A, Class B and Class C shares of Evergreen High Income Municipal Bond Fund and Evergreen Municipal Bond Fund received Class A, Class B and Class C shares, respectively, of Municipal Bond Fund in the reorganizations. Class I shares of Evergreen High Income Municipal Bond Fund received Administrator Class shares of Municipal Bond Fund. Class I shares of Evergreen Municipal Bond Fund received Institutional Class shares of Municipal Bond Fund. The investment portfolio of Evergreen High Income Municipal Bond Fund and Evergreen Municipal Bond Fund with fair values of $145,927,536 and $1,295,221,490, respectively, and identified costs of $159,171,399 and $1,255,268,128, respectively, at July 9, 2010, were the principal assets acquired by Municipal Bond Fund. For financial reporting purposes, assets received and shares issued by Municipal Bond Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen High Income Municipal Bond Fund and Evergreen Municipal Bond Fund were carried forward to align ongoing reporting of Municipal Bond Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The value of net assets acquired, unrealized appreciation acquired, exchange ratio and number of shares issued were as follows:

Acquired Fund	Value of Net Assets Acquired	Unrealized Gains (Losses)	Exchange Ratio	Number of Shares Issued
Evergreen High Income Municipal Bond Fund	$147,746,775	$(13,243,864)	0.80	11,451,915	Class A
			0.80	1,074,850	Class B
			0.80	1,918,914	Class C
			0.80	1,039,978	Administrator Class
Evergreen Municipal Bond Fund	1,307,028,090	39,953,362	0.77	86,588,159	Class A
			0.77	3,257,157	Class B
			0.77	7,239,635	Class C
			0.77	39,905,138	Institutional Class

The aggregate net assets of the Municipal Bond Fund immediately before and after the acquisitions were $952,402,812 and $2,407,177,677, respectively.

Assuming the acquisitions had been completed July 1, 2010, the beginning of the annual reporting period for Municipal Bond Fund, the pro forma results of operations for the year ended June 30, 2011 would have been:

Net investment income	$113,779,200
Net realized and unrealized gains (losses) on investments	$20,446,621
Net increase in net assets resulting from operations	$134,225,821

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Evergreen High Income Municipal Bond Fund and Evergreen Municipal Bond Fund that have been included in Municipal Bond Fund’s Statement of Operations since July 12, 2010.

Notes to Financial Statements	Wells Fargo Advantage Municipal Income Funds	171

After the close of business on July 9, 2010, Short-Term Municipal Bond Fund acquired the net assets of Evergreen Short-Intermediate Municipal Bond Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class B, Class C and Class I shares of Evergreen Short Intermediate Municipal Bond Fund received Class A, Class A, Class C and Class A shares, respectively, of Short-Term Municipal Bond Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Evergreen Short-Intermediate Municipal Bond Fund for 20,590,408 shares of Short-Term Municipal Bond Fund valued at $203,860,567 at an exchange ratio of 1.02 for each class of shares. The investment portfolio of Evergreen Short- Intermediate Municipal Bond Fund with a fair value of $202,048,984, identified cost of $199,475,675 and unrealized gains of $2,573,309 at July 9, 2010 were the principal assets acquired by Short-Term Municipal Bond Fund. The aggregate net assets of Evergreen Short-Intermediate Municipal Bond Fund and Short-Term Municipal Bond Fund immediately prior to the acquisition were $203,860,567 and $3,383,261,471, respectively. The aggregate net assets of Short-Term Municipal Bond Fund immediately after the acquisition were $3,587,122,038. For financial reporting purposes, assets received and shares issued by Short-Term Municipal Bond Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen Short-Intermediate Municipal Bond Fund was carried forward to align ongoing reporting of Short-Term Municipal Bond Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed July 1, 2010, the beginning of the annual reporting period for Short-Term Municipal Bond Fund, the pro forma results of operations for the year ended June 30, 2011 would have been:

Net investment income	$91,282,996
Net realized and unrealized gains (losses) on investments	$17,298,866
Net decrease in net assets resulting from operations	$108,581,862

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Evergreen Short-Intermediate Municipal Bond Fund that have been included in Short-Term Municipal Bond Fund’s Statement of Operations since July 12, 2010.

8. BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Funds pay an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Funds was 0.15% of the unused balance.

During the year ended June 30, 2011 the Funds had the following borrowing activity:

	Average Borrowings Outstanding	Weighted Average Interest Rate (annualized)	Interest Paid
Municipal Bond Fund	$216,225	1.51%	$3,265
Ultra Short-Term Municipal Income Fund	1,091,800	1.50%	16,377

During the year ended June 30, 2011, Municipal Bond Fund held Floating-Rate Notes that had an average daily balance outstanding of $20,525,000 and incurred interest and fee expense in the amount of $542,530, representing 0.02% of the Fund’s average daily net assets.

172	Wells Fargo Advantage Municipal Income Funds	Notes to Financial Statements

At June 30, 2011, Municipal Bond Fund had the following Floating-Rate Notes outstanding:

Floating-Rate Notes
Amount Outstanding	Maturity Date	Interest Rate	Collateral for Floating-Rate Notes Outstanding	Rate of Interest Expense
$7,500,000	12/01/2013	9.60%	$15,000,000	4.78%
$5,025,000	10/01/2016	12.17%	$10,050,000	5.86%
$8,000,000	10/01/2016	11.91%	$16,000,000	5.73%

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2011 and June 30, 2010, were as follows:

	Ordinary Income		Tax-Exempt Income
	2011	2010	2011	2010
Intermediate Tax/AMT-Free Fund	$0	$0	$39,268,280	$25,271,549
Municipal Bond Fund	7,131,739	7,982,579	96,907,610	33,109,350
Short-Term Municipal Bond Fund	2,599,465	0	91,120,192	62,149,757
Ultra Short-Term Municipal Income Fund	0	0	93,457,725	100,038,788

For Strategic Municipal Bond Fund, the tax character of distributions paid during the following periods were as follows:

	Ordinary Income			Tax-Exempt Income
	Period ended June 30, 2011*	Year ended May 31, 2011	Year ended May 31, 2010	Period ended June 30, 2011*	Year ended May 31, 2011	Year ended May 31, 2010
Strategic Municipal Bond Fund	$50,787	$276,917	$37,701	$1,476,240	$15,960,138	$17,645,689

*	For the one month ended June 30, 2011, the Fund changed its fiscal year end from May 31 to June 30, effective June 30, 2011.

As of June 30, 2011 the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Gain	Unrealized Gains (Losses)	Capital Loss Carryforward
Intermediate Tax/AMT-Free Fund	$0	$758,321	$0	$22,363,103	$(2,040,386)
Municipal Bond Fund	0	2,762,732	624,491	12,174,354	(99,348,311)
Short-Term Municipal Bond Fund	38,581	1,676,403	4,136,105	31,402,908	(11,603,258)
Strategic Municipal Bond Fund	325,157	294,146	464,784	1,084,952	(240,457)
Ultra Short-Term Municipal Income Fund	0	2,106,796	0	24,544,304	(16,812,637)

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

Notes to Financial Statements	Wells Fargo Advantage Municipal Income Funds	173

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of June 30, 2011, management of the Funds is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

174	Wells Fargo Advantage Municipal Income Funds	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund, Wells Fargo Advantage Municipal Bond Fund, Wells Fargo Advantage Short-Term Municipal Bond Fund, Wells Fargo Advantage Strategic Municipal Bond Fund, and the Wells Fargo Advantage Ultra Short-Term Municipal Income Fund (collectively, the “Funds”), five of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2011, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the years or periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of the Wells Fargo Funds Trust as of June 30, 2011, the results of their operations, the changes in their net assets, and the financial highlights for the years or periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2011

Other Information (Unaudited)	Wells Fargo Advantage Municipal Income Funds	175

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Funds are publicly available on the Funds’ Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Funds are publicly available on the Funds’ Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ Web site at wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

TAX INFORMATION (unaudited)

Pursuant to Section 871 of the Internal Revenue Code, the following amounts have been designated as interest-related dividends for nonresident alien shareholders:

Interest-Related Dividends
Municipal Bond Fund	$4,416,883

Pursuant to Section 871 of the Internal Revenue Code, the following amounts have been designated as short-term capital gain dividends for nonresident alien shareholders:

Short-term Capital Gain Dividends
Short-Term Municipal Bond Fund	$2,599,464

Pursuant to Section 852 of the Internal Revenue Code, the percentage of distributions paid from net investment income designated as exempt-interest dividends for the fiscal year ended June 30, 2011 was as follows:

% of Exempt-Interest Dividends
Intermediate Tax/AMT-Free Fund	100%
Municipal Bond Fund	95.62%
Short-Term Municipal Bond Fund	100%
Strategic Municipal Bond Fund	96.67%*
Ultra Short-Term Municipal Income Fund	100%

*	For the one month ended June 30, 2011 the Fund changed its tax year end from May 31 to June 30, effective June 30, 2011.

176	Wells Fargo Advantage Municipal Income Funds	Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Wells Fargo Funds Trust (the “Trusts”) and Officers of the Trusts. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Funds. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Trusts, Wells Fargo Variable Trust, and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Municipal Income Funds	177

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee as well the In dependent Director’s Counsel Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees of the Funds’ and the Portfolios’ and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at www.wellsfargo.com/advantagefunds.

178	Wells Fargo Advantage Municipal Income Funds	Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Intermediate Tax/AMT-Free Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund and Ultra Short-Term Municipal Income Fund

Each year, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), determines whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 24-25, 2011 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for each of the Intermediate Tax/AMT-Free Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund and Ultra Short-Term Municipal Income Fund (collectively, the “Funds”); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for each of the Funds. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of all of the information provided to it. In approving the continuation of the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Board evaluated information provided to it both in terms of the funds generally and with respect to each Fund specifically as it considered appropriate. Although the Board considered the continuation of the Advisory Agreements for each of the Funds as part of the larger process of considering the continuation of the advisory agreements for all of the funds, its decision to continue the Advisory Agreements for each of the Funds was ultimately made on a fund-by-fund basis.

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that it was satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by Funds Management and Wells Capital Management.

Other Information (Unaudited)	Wells Fargo Advantage Municipal Income Funds	179

Fund performance and expenses

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2010. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that were determined by Lipper Inc. (“Lipper”) to be similar to the Funds, and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of the Funds was generally higher than or in range of the median performance of the Universe for all the periods under review.

The Board received and considered information regarding each Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to each Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in a Fund’s Expense Group. The Board noted that the net operating expense ratios of each of the Funds were in range of or lower than each Fund’s respective Expense Group’s median net operating expense ratio. The Board further noted that Funds Management had agreed to continue contractual fee cap arrangements for certain Funds designed to lower the Funds’ expenses.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements for the Funds.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Funds’ administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rates”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the “Net Advisory Rates”).

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of other funds in each Fund’s Expense Group median. The Board noted that, except for the Intermediate Tax/AMT-Free Fund (Investor Class), the Advisory Agreement Rates for the Funds were in range of the median rate of each Fund’s Expense Group. The Board further noted that the Advisory Agreement Rate for the Intermediate Tax/AMT-Free Fund (Investor Class) was not appreciably higher than the median rate of the Fund’s Expense Group. The Board noted that the Net Advisory Rates for the Funds were in range of or lower than the median rates of each Fund’s respective Expense Group.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

In each case, the Board determined that the Advisory Agreement Rates for the Funds, both with and without administration fee rates and before and after waivers, were acceptable in light of the Funds’ Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Funds. It considered that the information provided to

180	Wells Fargo Advantage Municipal Income Funds	Other Information (Unaudited)

it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of each Fund’s Advisory Agreement Rates in isolation. It noted that the levels of profitability of the Funds to Funds Management varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability to Funds Management of the services provided to any of the Funds, individually or in the aggregate, was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in each Fund’s advisory fee structure, which operate generally to reduce the effective Advisory Agreement Rates of the Funds (as a percentage of Fund assets) as the Funds grow in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale with the Funds. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Funds and receives certain compensation for those services. The Board noted that the Funds pay sub-transfer agency fees to various financial institutions, including affiliates of Funds Management that hold fund shares in omnibus accounts. It also considered that these entities may receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Funds’ shares, including the multiple channels through which the Funds’ shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of Abbreviations	Wells Fargo Advantage Municipal Income Funds	181

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	— Association of Bay Area Governments
ACB	— Agricultural Credit Bank
ADR	— American Depositary Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
ARM	— Adjustable Rate Mortgages
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BART	— Bay Area Rapid Transit
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CDSC	— Contingent Deferred Sales Charge
CGIC	— Capital Guaranty Insurance Company
CGY	— Capital Guaranty Corporation
CHF	— Swiss Franc
CIFG	— CDC (Caisse des Dépôts et Consignations) IX IS Financial Guarantee
COP	— Certificate of Participation
CP	— Commercial Paper
CR	— Custody Receipts
CTF	— Common Trust Fund
DEM	— Deutsche Mark
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETET	— Eagle Tax-Exempt Trust
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHAG	— Federal Housing Agency
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FRF	— French Franc
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depositary Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUD	— Housing & Urban Development
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
ICR	— Insured Custodial Receipts
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
MMD	— Municipal Market Data
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NLG	— Netherlands Guilder
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PSFG	— Public School Fund Guaranty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
RIB	— Residual Interest Bond
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SLMA	— Student Loan Marketing Association
SPDR	— Standard & Poor’s Depositary Receipts
STIT	— Short-Term Investment Trust
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
USD	— Unified School District
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds Individual Investors: 1- 800-222-8222

Retail Investment Professionals: 1- 888-877-9275 Institutional Investment Professionals: 1- 866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Funds’ Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.	www.wellsfargo.com/advantagefunds	204043 08-11 AMIFNLD/AR106 06-11

ITEM 2.	CODE OF ETHICS

As of the end of the period, June 30, 2011, Wells Fargo Funds Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees - Provided below are the aggregate fees billed for the fiscal years ended June 30, 2010 and June 30, 2011 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

For the fiscal years ended June 30, 2010 and June 30, 2011, the Audit Fees were $1,912,330 and $2,112,632, respectively.

(b) Audit-Related Fees - There were no audit-related fees incurred for the fiscal years ended June 30, 2010 and June 30, 2011 for assurance and related services by the principal accountant for the Registrant.

(c) Tax Fees - Provided below are the aggregate fees billed for the fiscal years ended June 30, 2010 and June 30, 2011 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

For the fiscal years ended June 30, 2010 and June 30, 2011, the Tax Fees were $189,320 and $148,800, respectively. The incurred Tax Fees are comprised of excise tax review services.

For the fiscal years ended June 30, 2010 and June 30, 2011, the Tax Fees were $193,410 and $330,005, respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d) All Other Fees - There were no other fees incurred for the fiscal years ended June 30, 2010 and June 30, 2011.

(e)(1) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2) Not Applicable.

(f) Not Applicable.

(g) Provided below are the aggregate non-audit fees billed for the fiscal years ended June 30, 2010 and June 30, 2011, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

For the fiscal year ended June 30, 2010, the Registrant incurred non-audit fees in the amount of $103,000. The non-audit fees consist of SAS70 control reviews of Wells Fargo Bank, N.A.

For the fiscal year ended June 30, 2010, the Registrant’s investment adviser incurred non-audit fees in the amount of $572,300. The non-audit fees for the year ended June 30, 2010 relates to mergers and review of registration statements.

(h) The Registrant’s audit committee of the board of directors has determined that non-audit services rendered to the registrant’s investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Governance Committee (the “Committee”) of the Board of Trustees of the registrant (the “Trust”) has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee’s consideration.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ KARLA M. RABUSCH
Karla M. Rabusch
President
Date:	August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ KARLA M. RABUSCH
Karla M. Rabusch
President
Date:	August 26, 2011

By:	/s/ KASEY L. PHILLIPS
Kasey L. Phillips
Treasurer
Date:	August 26, 2011